          As filed with the Securities and Exchange Commission on April 30, 2010

                                                      Registration No. 333-70850
                                                                        811-4113

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 21

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 129


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
(formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                                Boston, MA 02210
                     (Name and Address of Agent for Service)

                                    Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 3, 2010, pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  On ___________, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                    VERSION A
                         (Venture III Variable Annuity)
                          (previously issued contracts)

                                                    Prospectus dated May 3, 2010


                                      LOGO

                         Venture III(R) Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in VENTURE III(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture III(R) Variable Annuity Contract for the name of your issuing Company. Effective April 3, 2009, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.


JOHN HANCOCK TRUST                          JOHN HANCOCK TRUST                             JOHN HANCOCK TRUST
500 Index Trust(1)                          Disciplined Diversification Trust              Natural Resources Trust
Active Bond Trust(1)                        Equity-Income Trust                            Optimized All Cap Trust(1)
All Cap Core Trust(1)                       Financial Services Trust                       Optimized Value Trust(1)
All Cap Value Trust(1)                      Franklin Templeton Founding Allocation Trust   Real Estate Securities Trust
American Asset Allocation Trust             Fundamental Value Trust                        Real Return Bond Trust(1)
American Blue Chip Income and Growth        Global Trust(1)                                Science & Technology Trust
Trust(1)                                    Global Bond Trust                              Short Term Government Income
American Bond Trust                         Health Sciences Trust                          Trust(8)
American Fundamental Holdings Trust         High Income Trust                              Small Cap Growth Trust
American Global Diversification Trust       High Yield Trust                               Small Cap Index Trust(1)
American Global Growth Trust                International Core Trust                       Small Cap Opportunities Trust
American Global Small Capitalization Trust  International Equity Index Trust A(1,3)        Small Cap Value Trust
American Growth Trust                       International Opportunities Trust              Small Company Value Trust
American Growth-Income Trust                International Small Company Trust(4)           Smaller Company Growth Trust(9)
American High-Income Bond Trust             International Value Trust(5)                   Strategic Bond Trust
American International Trust                Investment Quality Bond Trust                  Strategic Income Opportunities
American New World Trust                    Large Cap Trust(1)                             Trust(1,10)
Blue Chip Growth Trust                      Large Cap Value Trust(1)                       Total Return Trust
Capital Appreciation Trust(2)               Lifestyle Aggressive Trust                     Total Stock Market Index Trust(1)
Capital Appreciation Value Trust            Lifestyle Balanced Trust(6)                    U.S. High Yield Bond Trust(1)
Core Allocation Trust                       Lifestyle Conservative Trust                   Utilities Trust(1)
Core Allocation Plus Trust                  Lifestyle Growth Trust                         Value Trust
Core Balanced Trust                         Lifestyle Moderate Trust
Core Bond Trust(1)                          Mid Cap Index Trust(1,7)                       BLACKROCK VARIABLE
Core Disciplined Diversification            Mid Cap Stock Trust                            SERIES FUNDS, INC.(11)
Core Fundamental Holdings                   Mid Value Trust(1)                             BlackRock Basic Value V. I. Fund
Core Global Diversification                 Money Market Trust                             BlackRock Value Opportunities V.
Core Strategy Trust                                                                        I. Fund
                                                                                           BlackRock Global Allocation V. I.
                                                                                           Fund

                                                                                           PIMCO VARIABLE INSURANCE TRUST
                                                                                           PIMCO VIT All Asset Portfolio



(1)   Not available with Venture III(R) Contracts issued on or after May 1,
      2006.



(2)   Successor to "All Cap Growth Trust."


(3)   Successor to "Pacific Rim Trust."


(4)   Successor to "International Small Cap Trust."


(5)   Successor to "Overseas Equity Trust."


(6)   Successor to "Global Allocation Trust."


(7)   Successor to "Mid Cap Intersection Trust."


(8)   Successor to "U.S. Government Securities Trust."


(9)   Successor to "Emerging Small Company Trust."


(10)  Formerly "Strategic Income Trust."


(11) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                                           JOHN HANCOCK LIFE INSURANCE
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                                               COMPANY (U.S.A.)
ANNUITIES SERVICE CENTER                    MAILING ADDRESS                                ANNUITIES SERVICE CENTER
164 Corporate Drive                         Post Office Box 9505                           164 Corporate Drive
Portsmouth, NH 03801-6815                   Portsmouth, NH 03802-9505                      Portsmouth, NH 03801-6815
(617) 663-3000 or                           www.jhannuities.com                            (877) 391-3748 or
(800) 344-1029                                                                             (800) 551-2078
JOHN HANCOCK LIFE INSURANCE COMPANY
(U.S.A.)                                    JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
ANNUITIES SERVICE CENTER                    MAILING ADDRESS
164 Corporate Drive                         Post Office Box 9506
Portsmouth, NH 03801-6815                   Portsmouth, NH 03802-9506
(617) 663-3000 or                           www.jhannuitiesnewyork.com
(800) 344-1029

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS.....................................  1
II. OVERVIEW.....................................................  4
III. FEE TABLES..................................................  8
  EXAMPLES.......................................................  10
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
PORTFOLIOS.......................................................  19
  THE COMPANIES..................................................  19
  THE SEPARATE ACCOUNTS..........................................  19
  THE PORTFOLIOS.................................................  20
  VOTING INTEREST................................................  32
V. DESCRIPTION OF THE CONTRACT...................................  33
  ELIGIBLE PLANS.................................................  33
     Eligibility Restrictions....................................  33
  ACCUMULATION PERIOD PROVISIONS.................................  33
     Purchase Payments...........................................  33
     Accumulation Units..........................................  34
     Value of Accumulation Units.................................  34
     Net Investment Factor.......................................  34
     Transfers Among Investment Options..........................  34
     Maximum Number of Investment Options........................  35
     Telephone and Electronic Transactions.......................  36
     Special Transfer Services - Dollar Cost Averaging Program...  36
     Special Transfer Services - Asset Rebalancing Program.......  37
     Withdrawals.................................................  37
     Signature Guarantee Requirements for Surrenders and Partial
     Withdrawals.................................................  38
     Special Withdrawal Services - The Income Plan...............  38
     Special Withdrawal Services - The Income Made Easy Program..  38
     Optional Guaranteed Minimum Withdrawal Benefits.............  38
     Death Benefit During the Accumulation Period................  38
     Optional Enhanced Death Benefits............................  40
  PAY-OUT PERIOD PROVISIONS......................................  41
     General.....................................................  41
     Annuity Options.............................................  41
     Determination of Amount of the First Variable Annuity
     Payment.....................................................  45
     Annuity Units and the Determination of
     Subsequent Variable Annuity Payments........................  45
     Transfers During Pay-out Period.............................  45
     Death Benefit During Pay-out Period.........................  45
     Optional Guaranteed Minimum Income Benefits.................  46
  OTHER CONTRACT PROVISIONS......................................  46
     Right to Review.............................................  46
     Ownership...................................................  46
     Annuitant...................................................  47
     Beneficiary.................................................  47
     Spouse......................................................  47
     Modification................................................  48
     Our Approval................................................  48
     Misstatement and Proof of Age, Sex or Survival..............  48
  FIXED INVESTMENT OPTIONS.......................................  48
VI. CHARGES AND DEDUCTIONS.......................................  50
  WITHDRAWAL CHARGES.............................................  50
     Waiver of Applicable Withdrawal Charge......................  51
  ASSET-BASED CHARGES............................................  51
     Daily Administration Fee....................................  51
     Distribution Fee............................................  51
     Mortality and Expense Risks Fee.............................  51
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.............  52
  PREMIUM TAXES..................................................  53
VII. FEDERAL TAX MATTERS.........................................  54
  INTRODUCTION...................................................  54
  OUR TAX STATUS.................................................  54
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...................  54
  NONQUALIFIED CONTRACTS.........................................  55
     Undistributed Gains.........................................  55
     Taxation of Annuity Payments................................  55
     Surrenders, Withdrawals and Death Benefits..................  56
     Taxation of Death Benefit Proceeds..........................  56
     Penalty Tax on Premature Distributions......................  56
     Puerto Rico Nonqualified Contracts..........................  57
     Diversification Requirements................................  57
     Exchanges of Annuity Contracts..............................  55
  QUALIFIED CONTRACTS............................................  58
     Required Minimum Distributions..............................  58
     Penalty Tax on Premature Distributions......................  59
     Rollovers and Transfers.....................................  59
     Section 403(b) Qualified Plans..............................  60
     Loans.......................................................  61
     Puerto Rico Contracts Issued to Fund Retirement Plans.......  61
  SEE YOUR OWN TAX ADVISOR.......................................  61
VIII. GENERAL MATTERS............................................  62
  ASSET ALLOCATION SERVICES......................................  62
  DISTRIBUTION OF CONTRACTS......................................  62
     Standard Compensation.......................................  62
     Revenue Sharing and Additional Compensation.................  62
     Differential Compensation...................................  63
  CONFIRMATION STATEMENTS........................................  63
  REINSURANCE ARRANGEMENTS.......................................  63
  STATEMENTS OF ADDITIONAL INFORMATION...........................  64
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.........  A-1
APPENDIX B: QUALIFIED PLAN TYPES.................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.....................  C-1
APPENDIX D: OPTIONAL GUARANTEED
MINIMUM WITHDRAWAL BENEFITS......................................  D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS..........  E-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES.......................  U-1

                        (Page intentionally left blank.)

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base for purposes of calculating the Rider's annual fee. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date that the Covered Person or the older Owner, depending on the Rider, attains age 95.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BENEFIT RATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a rate we use to determine a guaranteed withdrawal amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT RATE: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe a rate that we use to determine a Credit. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.


EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and, where applicable, Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.


STEP-UP DATE: The date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.


UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that has been taken to date.


UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.


We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.


WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, "purchase" means that you completed an application and we received it before April 4, 2009. In certain instances, your Contract may have a Contract Date after this date.

We do not authorize this Prospectus for use in connection with the purchase of a new Venture III(R) Variable Annuity Contract on or after April 4, 2009.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.


HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.



----------------------------------------------------------------
        MINIMUM INITIAL                 MINIMUM ADDITIONAL
        PURCHASE PAYMENT                 PURCHASE PAYMENT
----------------------------------------------------------------
            $10,000                            $30
----------------------------------------------------------------

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?


For Additional Purchase Payments, we currently offer only Variable Investment Options under the Contract.



VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.



You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See "V. Description of the Contract - Fixed Investment Options" for additional information. Where available, Fixed Investment Options would earn interest at rates we set. Interest rates would depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we would guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.


HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.


TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "V. Description of the Contract - Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."


The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may also be subject to income tax and a 10% IRS penalty tax.


WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits
       -  Guaranteed Earnings Multiplier Death Benefit;
       -  Triple Protection Death Benefit; and
       -  Annual Step-Up Death Benefit.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits
       -  Income Plus For Life 12.08;*
       -  Income Plus For Life - Joint Life 12.08;*
       -  Income Plus For Life (Quarterly Step-Up Review);*
       -  Income Plus For Life - Joint Life (Quarterly Step-Up Review);*
       -  Income Plus For Life (Annual Step-Up Review); *
       -  Income Plus For Life - Joint Life (Annual Step-Up Review);*
       -  Principal Plus;
       -  Principal Plus for Life;
       -  Principal Plus for Life Plus Automatic Annual Step-Up;
       -  Principal Plus for Life Plus Spousal Protection; and
       -  Principal Returns.

*We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life - Joint Life 12.08.

If you elected to purchase any of these guaranteed minimum withdrawal benefit ("GMWB") Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits
       -  Guaranteed Retirement Income Program - offered by John Hancock USA
       -  Guaranteed Retirement Income Program - offered by John Hancock New
          York

CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
       - full or partial withdrawals (including surrenders and systematic withdrawals);
       -  payment of any death benefit proceeds;

       -  periodic payments under one of our annuity payment options;


       -  certain ownership changes; and


       -  any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
       -  the type of the distribution;
       -  when the distribution is made;
       - the nature of any Qualified Plan for which the Contract is being used; and
       -  the circumstances under which the payments are made.


If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.



A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.



IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.



We provide additional information on taxes in the "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?


We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, you will be deemed to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture III(R) Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)

First Year                                 6%
Second Year                                5%
Third Year                                 4%
Thereafter                                 0%
TRANSFER FEE(3)
Maximum Fee                               $25
Current Fee                                $0


                   (1) State premium taxes may also apply to
                       your Contract, which currently range
                       from 0.04% to 4.00% of each Purchase
                       Payment (See "VI. Charges and
                       Deductions -  Premium Taxes").
                   (2) The charge is taken on a first-in,
                       first-out basis within the specified
                       period of years measured from the date
                       of payment.

                   (3) This fee is not currently assessed
                       against transfers. We reserve the
                       right to impose a charge in the future
                       for transfers in excess of 12 per
                       year. The amount of this fee will not
                       exceed the lesser of $25 or 2% of the
                       amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



-------------------------------------------------------------------------------------------------
                                                         JOHN HANCOCK USA   JOHN HANCOCK NEW YORK
ANNUAL CONTRACT FEE                                             $0                    $0
-------------------------------------------------------------------------------------------------
ANNUAL SEPARATE ACCOUNT EXPENSES(1)

Mortality and Expense Risks Fee(2)                             1.25%                1.25%
Distribution Fee                                               0.25%                0.25%
Administration Fee - asset based                               0.15%                0.15%
                                                               -----                -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(1)                      1.65%                1.65%
(With No Optional Riders Reflected)
-------------------------------------------------------------------------------------------------

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-Up Death Benefit Fee(3)                   0.20%                0.20%
Optional Guaranteed Earnings Multiplier Benefit Fee            0.20%             not offered
                                                               -----             -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                         2.05%                1.85%
(With Annual Step Death Benefit and Guaranteed Earnings
  Multiplier fee reflected, as applicable)
-------------------------------------------------------------------------------------------------

FEES DEDUCTED FROM CONTRACT VALUE
OPTIONAL GUARANTEED MINIMUM INCOME PROGRAMS(1)
          (as a percentage of Income Base)
  Guaranteed Retirement Income Program I                    not offered             0.30%
  Guaranteed Retirement Income Program II                      0.45%                0.45%
  Guaranteed Retirement Income Program III                     0.50%             not offered
                                                               -----             -----------
OPTIONAL TRIPLE PROTECTION DEATH BENEFIT(4)                    0.50%             NOT OFFERED
          (as a percentage of Triple Protection Death
  Benefit)

-------------------------------------------------------------------------------------------------




 (1) A daily charge reflected as a percentage of the Variable Investment
     Options.


 (2) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.


 (3) We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.


 (4) Subject to state availability, John Hancock USA offered the Triple Protection Death Benefit from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program II or Guaranteed Retirement Income Program III.



----------------------------------------------------------------------------------------------

OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS
          (We deduct the fee, as applicable, on an annual basis from Contract
  Value.)

----------------------------------------------------------------------------------------------




                                                                              INCOME PLUS
                                    INCOME PLUS     INCOME PLUS  INCOME PLUS  FOR LIFE -   INCOME PLUS
                        INCOME      FOR LIFE -       FOR LIFE     FOR LIFE    JOINT LIFE   FOR LIFE -   INCOME PLUS  INCOME PLUS
                       PLUS FOR      JOINT LIFE     (QUARTERLY   (QUARTERLY   (QUARTERLY   JOINT LIFE    FOR LIFE     FOR LIFE
                         LIFE      (ANNUAL STEP-      STEP-UP      STEP-UP      STEP-UP    (QUARTERLY      12.08        12.08
                        (ANNUAL      UP REVIEW)       REVIEW)      REVIEW)      REVIEW)      STEP-UP      (issued    (issued in
                        STEP-UP  (not available in    (issued    (issued in     (issued      REVIEW)      outside   New York)(1)
                      REVIEW)(1)    New York)(1)      outside   New York)(1)    outside    (issued in  New York)(1)
                                                   New York)(1)              New York)(1) New York)(1)
--------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee             1.20%          1.20%          1.20%        1.20%        1.20%        1.20%        1.20%        1.20%
 Current Fee             0.60%          0.60%          0.75%        0.70%        0.75%        0.70%        0.85%        0.80%

--------------------------------------------------------------------------------------------------------------------------------



                     INCOME PLUS FOR INCOME PLUS FOR
                     LIFE-JOINT LIFE LIFE-JOINT LIFE PRINCIPAL PLUS FOR
                          12.08           12.08           LIFE PLUS       PRINCIPAL PLUS FOR  PRINCIPAL PLUS FOR PRINCIPAL
                     (issued outside    (issued in    AUTOMATIC ANNUAL        LIFE PLUS             LIFE(4)       PLUS(5)
                       New York)(1)    New York)(1)      STEP-UP(2)     SPOUSAL PROTECTION(3)
--------------------------------------------------------------------------------------------------------------------------
 Maximum Fee               1.20%           1.20%            1.20%                1.20%               0.75%          0.75%
 Current Fee               0.85%           0.80%            0.70%                0.65%               0.40%          0.30%
--------------------------------------------------------------------------------------------------------------------------
                      PRINCIPAL
                     RETURNS(6)

-------------------------------
 Maximum Fee            0.95%
 Current Fee            0.50%
-------------------------------


 (1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
 (2) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from

     December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
 (3) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (5) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (6) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



---------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                   MINIMUM(1)    Maximum
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued on and after May 13,       0.74%        1.66%
2002
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued prior to May 13,           0.54%        1.66%
2002
---------------------------------------------------------------------------------



    (1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

JOHN HANCOCK USA VENTURE III(R) CONTRACTS WITH OPTIONAL BENEFIT RIDERS, ISSUED AFTER MAY 1, 2006. Example 1 below assumes that you invest $10,000 in a Contract issued after January 17, 2008 with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 2 below assumes that you invest $10,000 in a Contract issued after July 17, 2006 with the Annual Step Death Benefit and Principal Plus for Life - Plus Automatic Annual Step-Up optional Riders. Example 3 assumes that you invest $10,000 in a Contract issued between May 1, 2006 and July 16, 2006 with the Annual Step Death Benefit and Principal Plus for Life optional Riders. The examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 1. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,030     $1,837     $2,493     $5,175
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  482     $1,471     $2,493     $5,175
period:
--------------------------------------------------------------------------------------



EXAMPLE 2. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,028     $1,824     $2,459     $5,058
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  479     $1,457     $2,459     $5,058
period:
--------------------------------------------------------------------------------------

EXAMPLE 3. Maximum Fund operating expenses - John Hancock USA Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $980      $1,684     $2,218     $4,572
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $432      $1,314     $2,218     $4,572
period:
--------------------------------------------------------------------------------------



JOHN HANCOCK USA VENTURE III(R) CONTRACTS WITH OPTIONAL BENEFIT RIDERS, ISSUED PRIOR TO MAY 1, 2006. Example 4 below assumes that you invest $10,000 in a Contract issued between December 8, 2003 and April 30, 2006 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit, and Principal Plus for Life optional Riders. Example 5 assumes that you invest $10,000 in a Contract issued between May 13, 2002 and December 7, 2003 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit and Guaranteed Retirement Income Program II optional Riders. Both examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 4. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $999      $1,739     $2,310     $4,738
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $452      $1,371     $2,310     $4,738
period:
--------------------------------------------------------------------------------------



EXAMPLE 5. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $973      $1,662     $2,180     $4,492
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $426      $1,292     $2,180     $4,492
period:
--------------------------------------------------------------------------------------



JOHN HANCOCK USA VENTURE III(R) CONTRACTS WITH NO OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios that are available to such Contracts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 6. Minimum Portfolio operating expenses - John Hancock USA Contract with no optional Riders

--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $798      $1,138     $1,278     $2,724
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $243      $  747     $1,278     $2,724
period:
--------------------------------------------------------------------------------------


JOHN HANCOCK USA VENTURE III(R) CONTRACTS ELIGIBLE TO INVEST IN SERIES I SHARES OF THE JOHN HANCOCK TRUST. The next two examples apply to Venture III(R) Contracts issued prior to May 13, 2002 and assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. Example 7 also assumes that we issued the Contract with three optional Riders that were available at the time: Annual Step Death Benefit, Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program II. This example also assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 7. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-issued optional Riders (issued before May 13, 2002)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $968      $1,649     $2,160     $4,467
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $421      $1,279     $2,160     $4,467
period:
--------------------------------------------------------------------------------------



The eighth example also applies to Contracts issued prior to May 13, 2002. This example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 8. Minimum Fund operating expenses - John Hancock USA Contract with no optional Riders (issued before May 13, 2002)

--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $778      $1,078     $1,172     $2,513
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $222      $  684     $1,172     $2,513
period:
--------------------------------------------------------------------------------------


JOHN HANCOCK NEW YORK VENTURE III(R) CONTRACTS WITH OPTIONAL BENEFITS. Example 9 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 10 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Principal Plus for Life - Plus Automatic Annual Step-Up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 9. Maximum Portfolio operating expenses - John Hancock New York Contract with optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,030     $1,837     $2,493     $5,058
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  482     $1,471     $2,493     $5,058
period:
--------------------------------------------------------------------------------------



EXAMPLE 10. Maximum Portfolio operating expenses - John Hancock New York Contract with optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,028     $1,824     $2,459     $4,168
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  479     $1,457     $2,459     $4,168
period:
--------------------------------------------------------------------------------------



JOHN HANCOCK NEW YORK VENTURE III(R) CONTRACTS WITH PREVIOUSLY-OFFERED OPTIONAL BENEFITS. The following example assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and the Guaranteed Retirement Income Program II optional benefit Rider. This example also assumes that your Contract has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 11. Maximum Portfolio operating expenses - John Hancock New York Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $935      $1,553     $1,997     $4,168
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $386      $1,178     $1,997     $4,168
period:
--------------------------------------------------------------------------------------



JOHN HANCOCK NEW YORK VENTURE III(R) CONTRACTS WITH NO OPTIONAL BENEFITS The next example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 12. Minimum Portfolio operating expenses - John Hancock New York Contract with no optional Riders

--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $797      $1,135     $1,273     $2,714
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $242      $  744     $1,273     $2,714
period:
--------------------------------------------------------------------------------------



THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002.


Not all funds are available for all versions of the Contracts. The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
500 INDEX
-------------------------------------------------------------------------------------------------------------
Series I                0.46%       0.05%      0.03%       0.00%         0.54%         0.00%        0.54%
-------------------------------------------------------------------------------------------------------------
Series II               0.46%       0.25%      0.03%       0.00%         0.74%         0.00%        0.74%
-------------------------------------------------------------------------------------------------------------

ACTIVE BOND
-------------------------------------------------------------------------------------------------------------
Series I                0.60%       0.05%      0.03%       0.00%         0.68%         0.00%        0.68%
-------------------------------------------------------------------------------------------------------------
Series II               0.60%       0.25%      0.03%       0.00%         0.88%         0.00%        0.88%
-------------------------------------------------------------------------------------------------------------

ALL CAP CORE
-------------------------------------------------------------------------------------------------------------
Series I                0.78%       0.05%      0.04%       0.00%         0.87%         0.00%        0.87%
-------------------------------------------------------------------------------------------------------------
Series II               0.78%       0.25%      0.04%       0.00%         1.07%         0.00%        1.07%
-------------------------------------------------------------------------------------------------------------

ALL CAP VALUE
-------------------------------------------------------------------------------------------------------------
Series I                0.84%       0.05%      0.08%       0.00%         0.97%         0.00%        0.97%
-------------------------------------------------------------------------------------------------------------
Series II               0.84%       0.25%      0.08%       0.00%         1.17%         0.00%        1.17%
-------------------------------------------------------------------------------------------------------------

AMERICAN ASSET
  ALLOCATION(2)
-------------------------------------------------------------------------------------------------------------
Series I                0.31%       0.60%      0.04%       0.00%         0.95%         0.00%        0.95%
-------------------------------------------------------------------------------------------------------------
Series II               0.31%       0.75%      0.04%       0.00%         1.10%         0.00%        1.10%
-------------------------------------------------------------------------------------------------------------

AMERICAN BLUE CHIP
  INCOME AND
  GROWTH(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.43%       0.75%      0.06%       0.00%         1.24%         0.00%        1.24%
-------------------------------------------------------------------------------------------------------------
Series III              0.43%       0.25%      0.06%       0.00%         0.74%         0.00%        0.74%
-------------------------------------------------------------------------------------------------------------

AMERICAN BOND(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.38%       0.75%      0.04%       0.00%         1.17%         0.00%        1.17%

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
AMERICAN FUNDAMENTAL
  HOLDINGS
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.75%      0.03%       0.37%         1.19%         0.00%        1.19%
-------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  DIVERSIFICATION
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.75%      0.03%       0.56%         1.38%         0.00%        1.38%
-------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  GROWTH(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.54%       0.75%      0.07%       0.00%         1.36%         0.00%        1.36%
-------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.72%       0.75%      0.11%       0.00%         1.58%         0.00%        1.58%
-------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.33%       0.75%      0.05%       0.00%         1.13%         0.00%        1.13%
-------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH-
  INCOME(2)
-------------------------------------------------------------------------------------------------------------
Series I                0.28%       0.60%      0.04%       0.00%         0.92%         0.00%        0.92%
-------------------------------------------------------------------------------------------------------------
Series II               0.28%       0.75%      0.04%       0.00%         1.07%         0.00%        1.07%
-------------------------------------------------------------------------------------------------------------

AMERICAN HIGH-INCOME
  BOND(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.75%      0.10%       0.00%         1.32%         0.00%        1.32%
-------------------------------------------------------------------------------------------------------------

AMERICAN
  INTERNATIONAL(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.50%       0.75%      0.07%       0.00%         1.32%         0.00%        1.32%
-------------------------------------------------------------------------------------------------------------

AMERICAN NEW
  WORLD(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.77%       0.75%      0.14%       0.00%         1.66%         0.00%        1.66%
-------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH(3)
-------------------------------------------------------------------------------------------------------------
Series I                0.78%       0.05%      0.03%       0.00%         0.86%         0.00%        0.86%
-------------------------------------------------------------------------------------------------------------
Series II               0.78%       0.25%      0.03%       0.00%         1.06%         0.00%        1.06%
-------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
-------------------------------------------------------------------------------------------------------------
Series I                0.72%       0.05%      0.03%       0.00%         0.80%         0.00%        0.80%
-------------------------------------------------------------------------------------------------------------
Series II               0.72%       0.25%      0.03%       0.00%         1.00%         0.00%        1.00%
-------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
  VALUE
-------------------------------------------------------------------------------------------------------------
Series II               0.93%       0.25%      0.07%       0.00%         1.25%         0.00%        1.25%
-------------------------------------------------------------------------------------------------------------

CORE ALLOCATION(4)
-------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.40%       0.94%         1.64%        -0.33%        1.31%
-------------------------------------------------------------------------------------------------------------

CORE ALLOCATION PLUS
-------------------------------------------------------------------------------------------------------------
Series II               0.91%       0.25%      0.09%       0.00%         1.25%         0.00%        1.25%
-------------------------------------------------------------------------------------------------------------

CORE BALANCED(4)
-------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.26%       0.90%         1.46%        -0.19%        1.27%
-------------------------------------------------------------------------------------------------------------

CORE BOND
-------------------------------------------------------------------------------------------------------------
Series II               0.61%       0.25%      0.04%       0.00%         0.90%         0.00%        0.90%
-------------------------------------------------------------------------------------------------------------

CORE DISCIPLINED
  DIVERSIFICATION(4)
-------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.24%       0.83%         1.37%        -0.17%        1.20%
-------------------------------------------------------------------------------------------------------------

CORE FUNDAMENTAL
  HOLDINGS(5)
-------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%      0.14%       0.48%         1.22%        -0.09%        1.13%
-------------------------------------------------------------------------------------------------------------

CORE GLOBAL
  DIVERSIFICATION(5)
-------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%      0.14%       0.57%         1.31%        -0.09%        1.22%
-------------------------------------------------------------------------------------------------------------

CORE STRATEGY(6)
-------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.03%       0.50%         0.83%        -0.06%        0.77%
-------------------------------------------------------------------------------------------------------------

DISCIPLINED
  DIVERSIFICATION
-------------------------------------------------------------------------------------------------------------
Series II               0.75%       0.25%      0.14%       0.00%         1.14%         0.00%        1.14%
-------------------------------------------------------------------------------------------------------------

EQUITY-INCOME(3)
-------------------------------------------------------------------------------------------------------------
Series I                0.79%       0.05%      0.03%       0.00%         0.87%         0.00%        0.87%
-------------------------------------------------------------------------------------------------------------
Series II               0.79%       0.25%      0.03%       0.00%         1.07%         0.00%        1.07%

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES
-------------------------------------------------------------------------------------------------------------
Series I                0.83%       0.05%      0.08%       0.00%         0.96%         0.00%        0.96%
-------------------------------------------------------------------------------------------------------------
Series II               0.83%       0.25%      0.08%       0.00%         1.16%         0.00%        1.16%
-------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON
  FOUNDING
  ALLOCATION
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%       0.92%         1.24%         0.00%        1.24%
-------------------------------------------------------------------------------------------------------------

FUNDAMENTAL VALUE
-------------------------------------------------------------------------------------------------------------
Series I                0.76%       0.05%      0.02%       0.00%         0.83%         0.00%        0.83%
-------------------------------------------------------------------------------------------------------------
Series II               0.76%       0.25%      0.02%       0.00%         1.03%         0.00%        1.03%
-------------------------------------------------------------------------------------------------------------

GLOBAL(7)
-------------------------------------------------------------------------------------------------------------
Series I                0.82%       0.05%      0.09%       0.00%         0.96%        -0.03%        0.93%
-------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%      0.09%       0.00%         1.16%        -0.03%        1.13%
-------------------------------------------------------------------------------------------------------------

GLOBAL BOND(8)
-------------------------------------------------------------------------------------------------------------
Series I                0.70%       0.05%      0.07%       0.00%         0.82%         0.00%        0.82%
-------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%      0.07%       0.00%         1.02%         0.00%        1.02%
-------------------------------------------------------------------------------------------------------------

HEALTH SCIENCES
-------------------------------------------------------------------------------------------------------------
Series I                1.05%       0.05%      0.09%       0.00%         1.19%         0.00%        1.19%
-------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%      0.09%       0.00%         1.39%         0.00%        1.39%
-------------------------------------------------------------------------------------------------------------

HIGH INCOME
-------------------------------------------------------------------------------------------------------------
Series II               0.67%       0.25%      0.05%       0.00%         0.97%         0.00%        0.97%
-------------------------------------------------------------------------------------------------------------

HIGH YIELD
-------------------------------------------------------------------------------------------------------------
Series I                0.66%       0.05%      0.04%       0.00%         0.75%         0.00%        0.75%
-------------------------------------------------------------------------------------------------------------
Series II               0.66%       0.25%      0.04%       0.00%         0.95%         0.00%        0.95%
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  CORE(9)
-------------------------------------------------------------------------------------------------------------
Series I                0.89%       0.05%      0.13%       0.00%         1.07%         0.00%        1.07%
-------------------------------------------------------------------------------------------------------------
Series II               0.89%       0.25%      0.13%       0.00%         1.27%         0.00%        1.27%
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX A
-------------------------------------------------------------------------------------------------------------
Series I                0.53%       0.05%      0.04%       0.00%         0.62%         0.00%        0.62%
-------------------------------------------------------------------------------------------------------------
Series II               0.53%       0.25%      0.04%       0.00%         0.82%         0.00%        0.82%
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  OPPORTUNITIES(9)
-------------------------------------------------------------------------------------------------------------
Series II               0.88%       0.25%      0.08%       0.00%         1.21%         0.00%        1.21%
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL SMALL
  COMPANY(9)
-------------------------------------------------------------------------------------------------------------
Series I(10)            0.97%       0.05%      0.15%       0.00%         1.17%         0.00%        1.17%
-------------------------------------------------------------------------------------------------------------
Series II(10)           0.97%       0.25%      0.15%       0.00%         1.37%         0.00%        1.37%
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  VALUE(8,9)
-------------------------------------------------------------------------------------------------------------
Series I                0.82%       0.05%      0.12%       0.00%         0.99%        -0.01%        0.98%
-------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%      0.12%       0.00%         1.19%        -0.01%        1.18%
-------------------------------------------------------------------------------------------------------------

INVESTMENT QUALITY
  BOND
-------------------------------------------------------------------------------------------------------------
Series I                0.59%       0.05%      0.06%       0.00%         0.70%         0.00%        0.70%
-------------------------------------------------------------------------------------------------------------
Series II               0.59%       0.25%      0.06%       0.00%         0.90%         0.00%        0.90%
-------------------------------------------------------------------------------------------------------------

LARGE CAP
-------------------------------------------------------------------------------------------------------------
Series I                0.76%       0.05%      0.05%       0.00%         0.86%         0.00%        0.86%
-------------------------------------------------------------------------------------------------------------
Series II               0.76%       0.25%      0.05%       0.00%         1.06%         0.00%        1.06%
-------------------------------------------------------------------------------------------------------------

LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%      0.03%       0.00%         1.10%         0.00%        1.10%
-------------------------------------------------------------------------------------------------------------

LIFESTYLE AGGRESSIVE
-------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.04%       0.86%         0.99%         0.00%        0.99%
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.04%       0.86%         1.19%         0.00%        1.19%

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
LIFESTYLE BALANCED
-------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.02%       0.73%         0.84%         0.00%        0.84%
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%       0.73%         1.04%         0.00%        1.04%
-------------------------------------------------------------------------------------------------------------

LIFESTYLE
  CONSERVATIVE
-------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.03%       0.69%         0.81%         0.00%        0.81%
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%       0.69%         1.01%         0.00%        1.01%
-------------------------------------------------------------------------------------------------------------

LIFESTYLE GROWTH
-------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.03%       0.74%         0.86%         0.00%        0.86%
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%       0.74%         1.06%         0.00%        1.06%
-------------------------------------------------------------------------------------------------------------

LIFESTYLE MODERATE
-------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.03%       0.71%         0.83%         0.00%        0.83%
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%       0.71%         1.03%         0.00%        1.03%
-------------------------------------------------------------------------------------------------------------

MID CAP INDEX
-------------------------------------------------------------------------------------------------------------
Series I                0.47%       0.05%      0.03%       0.00%         0.55%         0.00%        0.55%
-------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%      0.03%       0.00%         0.75%         0.00%        0.75%
-------------------------------------------------------------------------------------------------------------

MID CAP STOCK
-------------------------------------------------------------------------------------------------------------
Series I                0.84%       0.05%      0.05%       0.00%         0.94%         0.00%        0.94%
-------------------------------------------------------------------------------------------------------------
Series II               0.84%       0.25%      0.05%       0.00%         1.14%         0.00%        1.14%
-------------------------------------------------------------------------------------------------------------

MID VALUE
-------------------------------------------------------------------------------------------------------------
Series I                0.96%       0.05%      0.05%       0.00%         1.06%         0.00%        1.06%
-------------------------------------------------------------------------------------------------------------
Series II               0.96%       0.25%      0.05%       0.00%         1.26%         0.00%        1.26%
-------------------------------------------------------------------------------------------------------------

MONEY MARKET(11)
-------------------------------------------------------------------------------------------------------------
Series I                0.47%       0.05%      0.04%       0.00%         0.56%         0.00%        0.56%
-------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%      0.04%       0.00%         0.76%         0.00%        0.76%
-------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES
-------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%      0.04%       0.00%         1.29%         0.00%        1.29%
-------------------------------------------------------------------------------------------------------------

OPTIMIZED ALL CAP
-------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.02%       0.00%         0.95%         0.00%        0.95%
-------------------------------------------------------------------------------------------------------------

OPTIMIZED VALUE
-------------------------------------------------------------------------------------------------------------
Series II               0.69%       0.25%      0.04%       0.00%         0.98%         0.00%        0.98%
-------------------------------------------------------------------------------------------------------------

REAL ESTATE
  SECURITIES
-------------------------------------------------------------------------------------------------------------
Series I                0.70%       0.05%      0.04%       0.00%         0.79%         0.00%        0.79%
-------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%      0.04%       0.00%         0.99%         0.00%        0.99%
-------------------------------------------------------------------------------------------------------------

REAL RETURN BOND
-------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.04%       0.00%         0.97%         0.00%        0.97%
-------------------------------------------------------------------------------------------------------------

SCIENCE AND
  TECHNOLOGY
-------------------------------------------------------------------------------------------------------------
Series I                1.05%       0.05%      0.05%       0.00%         1.15%         0.00%        1.15%
-------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%      0.05%       0.00%         1.35%         0.00%        1.35%
-------------------------------------------------------------------------------------------------------------

SHORT TERM
  GOVERNMENT INCOME
-------------------------------------------------------------------------------------------------------------
Series I(10)            0.57%       0.05%      0.19%       0.00%         0.81%         0.00%        0.81%
-------------------------------------------------------------------------------------------------------------
Series II(10)           0.57%       0.25%      0.19%       0.00%         1.01%         0.00%        1.01%
-------------------------------------------------------------------------------------------------------------

SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------
Series I                1.06%       0.05%      0.04%       0.00%         1.15%         0.00%        1.15%
-------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%      0.04%       0.00%         1.35%         0.00%        1.35%
-------------------------------------------------------------------------------------------------------------

SMALL CAP INDEX
-------------------------------------------------------------------------------------------------------------
Series I                0.48%       0.05%      0.03%       0.00%         0.56%         0.00%        0.56%
-------------------------------------------------------------------------------------------------------------
Series II               0.48%       0.25%      0.03%       0.00%         0.76%         0.00%        0.76%
-------------------------------------------------------------------------------------------------------------

SMALL CAP
  OPPORTUNITIES(8,9)
-------------------------------------------------------------------------------------------------------------
Series I                1.00%       0.05%      0.15%       0.00%         1.20%        -0.08%        1.12%
-------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%      0.15%       0.00%         1.40%        -0.08%        1.32%

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%      0.05%       0.00%         1.36%         0.00%        1.36%
-------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------
Series I                1.03%       0.05%      0.05%       0.01%         1.14%         0.00%        1.14%
-------------------------------------------------------------------------------------------------------------
Series II               1.03%       0.25%      0.05%       0.01%         1.34%         0.00%        1.34%
-------------------------------------------------------------------------------------------------------------

SMALLER COMPANY
  GROWTH(8,9)
-------------------------------------------------------------------------------------------------------------
Series I(10)            1.07%       0.05%      0.11%       0.00%         1.23%        -0.12%        1.11%
-------------------------------------------------------------------------------------------------------------
Series II(10)           1.07%       0.25%      0.11%       0.00%         1.43%        -0.12%        1.31%
-------------------------------------------------------------------------------------------------------------

STRATEGIC BOND
-------------------------------------------------------------------------------------------------------------
Series I                0.67%       0.05%      0.05%       0.00%         0.77%         0.00%        0.77%
-------------------------------------------------------------------------------------------------------------
Series II               0.67%       0.25%      0.05%       0.00%         0.97%         0.00%        0.97%
-------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME
  OPPORTUNITIES(12)
-------------------------------------------------------------------------------------------------------------
Series II               0.69%       0.25%      0.07%       0.00%         1.01%         0.00%        1.01%
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
Series I                0.68%       0.05%      0.04%       0.00%         0.77%         0.00%        0.77%
-------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.04%       0.00%         0.97%         0.00%        0.97%
-------------------------------------------------------------------------------------------------------------

TOTAL STOCK MARKET
  INDEX
-------------------------------------------------------------------------------------------------------------
Series I                0.49%       0.05%      0.03%       0.00%         0.57%         0.00%        0.57%
-------------------------------------------------------------------------------------------------------------
Series II               0.49%       0.25%      0.03%       0.00%         0.77%         0.00%        0.77%
-------------------------------------------------------------------------------------------------------------

U.S. HIGH YIELD BOND
-------------------------------------------------------------------------------------------------------------
Series II               0.72%       0.25%      0.04%       0.00%         1.01%         0.00%        1.01%
-------------------------------------------------------------------------------------------------------------

UTILITIES
-------------------------------------------------------------------------------------------------------------
Series I                0.82%       0.05%      0.08%       0.00%         0.95%         0.00%        0.95%
-------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%      0.08%       0.00%         1.15%         0.00%        1.15%
-------------------------------------------------------------------------------------------------------------

VALUE
-------------------------------------------------------------------------------------------------------------
Series I                0.74%       0.05%      0.05%       0.00%         0.84%         0.00%        0.84%
-------------------------------------------------------------------------------------------------------------
Series II               0.74%       0.25%      0.05%       0.00%         1.04%         0.00%        1.04%
-------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------
                                                                      TOTAL
                                                                     OPERAT-
                                DISTRIBUTION             ACQUIRED      ING    CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES EXPENS-    EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   ES(1)  REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------
BLACKROCK VARIABLE
  SERIES FUNDS,
  INC.(13):
--------------------------------------------------------------------------------------------------------
BlackRock Basic
  Value V.I. Fund       0.60%       0.15%      0.09%       0.00%      0.84%      0.00%         0.84%
--------------------------------------------------------------------------------------------------------
BlackRock Global
  Allocation V.I.
  Fund(14,15)           0.65%       0.15%      0.09%       0.02%      0.91%      0.00%         0.91%
--------------------------------------------------------------------------------------------------------
BlackRock Value
  Opportunities V.I.
  Fund(15)              0.75%       0.15%      0.13%       0.03%      1.06%      0.00%         1.06%
--------------------------------------------------------------------------------------------------------
PIMCO VARIABLE
  INSURANCE TRUST
  (CLASS M):
--------------------------------------------------------------------------------------------------------
VIT All Asset
  Portfolio(16)         0.43%       0.25%      0.20%       0.69%      1.57%      0.00%         1.57%
--------------------------------------------------------------------------------------------------------




 (1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.



 (2) The table reflects the combined fees of the feeder fund and the master fund.



 (3) The advisory fees were restated to reflect the new advisory agreement effective May 1, 2010.



 (4) The Adviser has contractually limited other Portfolio level expenses to 0.07% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

 (5) The Adviser has contractually limited other Portfolio level expenses to 0.05% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



 (6) The Adviser has contractually agreed to reimburse "Expenses" of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, Portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after April 30, 2011.



 (7) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until April 30, 2011.



 (8) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.



 (9) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.



(10) For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2009, expenses are estimated.



(11) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.



(12) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.11%.



(13) BlackRock Advisors, LLC ("BlackRock") and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Portfolio expenses) to 1.40% of average daily net assets until May 1, 2011. In addition, BlackRock may waive a portion of the Portfolio's management fee in connection with the Portfolio's investment in an affiliated money market fund.



(14) Includes dividend expense of 0.01%.



(15) The "Total Operating Expenses" does not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.



(16) Management Fees for the PIMCO VIT All Asset Portfolio reflect an advisory, supervisory and administrative fee payable to Pacific Investment Management Company LLC ("PIMCO"), the adviser to the Portfolio. Acquired Portfolio Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying Portfolios and upon the total annual operating expenses of the Institutional Class of these underlying Portfolios. Acquired Portfolio Fees and Expenses will vary with changes in the expenses of the underlying Portfolios, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown in the table. For a listing of the expenses associated with each underlying Portfolio for the most recent fiscal year, please refer to the prospectus for the underlying Portfolio. PIMCO has contractually agreed, through May 1, 2011, to reduce its management fee, to the extent that the underlying Portfolio expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For more information, please refer to the prospectus for the underlying Portfolio.



We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

           IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.





The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as guaranteed minimum benefit amounts and the Annuity Options, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. Also, when you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. You should be aware that the Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.


THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its Contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We are subsidiaries of Manulife Financial Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We use our Separate Accounts to support the Variable Investment Options you choose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
       -  the John Hancock Trust; or
       - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or
       - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders, where available), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders, where available). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders, where available). The requirements we impose may affect both the performance and the availability of Investment Options under the Contract (and optional benefit Riders, where available).



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment

Management, LLC ("BIM"), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock International Limited ("BIL"), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2009, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.


The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio ("Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than those for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC has retained Deutsche Investment Management Americas Inc. ("DIMA") to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").





BLACKROCK INVESTMENT MANAGEMENT, LLC
     Large Cap Value Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of large cap U.S.
                                                  companies with strong relative earnings
                                                  growth, earnings quality and good relative
                                                  valuation.


CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE SERIES)
  - ADVISER TO MASTER FUND

     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To
                                                  do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Asset
                                                  Allocation Fund, which invests in common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt
                                                  securities, and money market instruments.

     American Blue Chip Income and Growth         Seeks to produce income exceeding the average
       Trust                                      yield on U.S. stocks generally and to provide
                                                  an opportunity for growth of principal
                                                  consistent with sound common stock investing.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Blue Chip
                                                  Income and Growth Fund, which invests at least
                                                  90% of its net assets in equity securities,
                                                  primarily in common stocks of larger, more
                                                  established companies domiciled in the U.S.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all
                                                  of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series Bond
                                                  Fund, which normally invests at least 65% of
                                                  its net assets in investment-grade debt
                                                  securities and up to 35% of its net assets in
                                                  lower rated debt securities.

     American Global Growth Trust                 Seeks to make shareholders' investment grow
                                                  over time. To do this, the Portfolio invests
                                                  all of its assets in Class 1 shares of the
                                                  master fund, the American Funds Insurance
                                                  Series Global Growth Fund, which invests
                                                  primarily in common stocks of companies
                                                  located around the world that the adviser
                                                  believes have potential for growth.

     American Global Small Capitalization         Seeks to make the shareholders' investment
       Trust                                      grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series Global Small Capitalization Fund, which
                                                  invests primarily in stocks of smaller
                                                  companies located around the world.

     American Growth Trust                        Seeks to make the shareholders' investment
                                                  grow. To do this, the Portfolio invests all of
                                                  its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series
                                                  Growth Fund, which invests primarily in common
                                                  stocks and seeks to invest in companies that
                                                  appear to offer superior opportunities for
                                                  growth of capital.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)

     American Growth-Income Trust                 Seeks to make the shareholders' investments
                                                  grow and to provide the shareholder with
                                                  income over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series Growth-Income Fund, which invests
                                                  primarily in common stocks or other securities
                                                  that demonstrate the potential for
                                                  appreciation and/or dividends.

     American High-Income Bond Trust              Seeks to provide a high level of current
                                                  income and, secondarily, capital appreciation.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series High-
                                                  Income Bond Fund, which invests primarily in
                                                  higher yielding and generally lower quality
                                                  debt securities.

     American International Trust                 Seeks to make the shareholders' investment
                                                  grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series International Fund, which invests
                                                  primarily in common stocks of companies
                                                  located outside the U.S. that the adviser
                                                  believes have potential for growth.

     American New World Trust                     Seeks to make the shareholders' investment
                                                  grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series New World Fund, which invests primarily
                                                  in stocks of companies with significant
                                                  exposure to countries with developing
                                                  economies and/or markets that the adviser
                                                  believes have potential of providing capital
                                                  appreciation.

DAVIS SELECTED ADVISERS, L.P.
     Financial Services Trust                     Seeks growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies that are
                                                  principally engaged in financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks
                                                  of large-cap U.S. companies with durable
                                                  business models that can be purchased at
                                                  attractive valuations relative to their
                                                  intrinsic value.


DECLARATION MANAGEMENT & RESEARCH LLC AND MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC(1)
     Active Bond Trust                            Seeks income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of debt
                                                  securities and instruments with maturity
                                                  durations of approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
     All Cap Core Trust(2)                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests in common stocks and
                                                  other equity securities within all asset
                                                  classes (small-, mid- and large-cap) of those
                                                  included on the Russell 3000 Index. These
                                                  securities may be listed on securities
                                                  exchanges, traded in various over-the-counter
                                                  markets or have no organized markets. The
                                                  Portfolio may also invest in U.S. Government
                                                  securities.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA") (CONTINUED)
     Real Estate Securities Trust (2)             Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of REITs
                                                  and real estate companies.

DIMENSIONAL FUND ADVISORS LP
     Disciplined Diversification Trust            Seeks total return consisting of capital
                                                  appreciation and current income. To do this,
                                                  the Portfolio invests primarily in equity
                                                  securities and fixed-income securities of
                                                  domestic and international issuers, including
                                                  equities of issuers in emerging markets.

     International Small Company Trust            Seeks long-term capital appreciation. To do
     (successor to International Small Cap        this, the Portfolio invests at least 80% of
     Trust)                                       its net assets in securities of small cap
                                                  companies in the particular markets in which
                                                  the Portfolio invests. The Portfolio will
                                                  primarily invest its assets in equity
                                                  securities of non-U.S. small companies of
                                                  developed markets, but may also hold equity
                                                  securities of companies located in emerging
                                                  markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") AND INVESCO ADVISERS, INC. ("INVESCO ADVISERS")(3)
     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do
                                                  this, Invesco Advisers invests at least 80% of
                                                  the portion of the Portfolio's net assets it
                                                  manages in equity securities of small-
                                                  capitalization companies; DFA invests the
                                                  portion of the Portfolio's net assets it
                                                  manages in a broad and diverse group of
                                                  readily marketable common stocks of U.S.
                                                  small- and mid-cap companies that it
                                                  determines to be value stocks.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC, PERIMETER CAPITAL MANAGEMENT AND MFC GLOBAL INVESTMENT
  MANAGEMENT (U.S.A.) LIMITED(4)
     Smaller Company Growth Trust                 Seeks long-term capital appreciation. To do
     (successor to Emerging Small Company         this, the Portfolio invests at least 80% of
     Trust)                                       its assets in small cap equity securities.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
     International Core Trust                     Seeks high total return. To do this, the
                                                  Portfolio invests at least 80% of its total
                                                  assets in equity investments in companies from
                                                  developed markets outside the U.S.

JENNISON ASSOCIATES LLC
     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this,
     (successor to All Cap Growth Trust)          the Portfolio invests at least 65% of its
                                                  total assets in equity and equity-related
                                                  securities of companies that exceed $1 billion
                                                  in capitalization and are attractively valued
                                                  and have above-average growth prospects.


JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES,
LLC

     Core Allocation Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Core Allocation Plus
                                                  Trust. The Portfolio is a fund-of-funds and is
                                                  also authorized to invest in other underlying
                                                  Portfolios and investment companies.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC (CONTINUED)

     Core Balanced Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Balanced Trust. The
                                                  Portfolio is a fund-of-funds and is also
                                                  authorized to invest in other underlying
                                                  Portfolios and investment companies.

     Core Disciplined Diversification Trust       Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Disciplined
                                                  Diversification Trust. The Portfolio is a
                                                  fund-of-funds and is also authorized to invest
                                                  in other underlying Portfolios and investment
                                                  companies.

     Franklin Templeton Founding Allocation       Seeks long-term growth of capital. To do this,
       Trust                                      the Portfolio invests primarily in three JHT
                                                  Portfolios: Global Trust, Income Trust and
                                                  Mutual Shares Trust. The Portfolio is a fund-
                                                  of-funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

LORD, ABBETT & CO. LLC
     All Cap Value Trust                          Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 50% of its net
                                                  assets in equity securities of large, seasoned
                                                  U.S. and multinational companies that are
                                                  believed to be undervalued. The Portfolio may
                                                  invest the remainder of its assets in
                                                  undervalued mid-sized and small company
                                                  securities.

MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in common stocks of foreign
                                                  companies of any size that are selected for
                                                  their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
     Utilities Trust                              Seeks capital growth and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity and debt securities
                                                  of domestic and foreign companies (including
                                                  emerging markets) in the utilities industry.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
LIMITED
     500 Index Trust                              Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P 500(R) Index and
                                                  securities that as a group will behave in a
                                                  manner similar to the Index.(5)

     American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests primarily in four
                                                  Portfolios of the American Funds Insurance
                                                  Series: Bond Fund, Growth Fund, Growth-Income
                                                  Fund, and International Fund. The Portfolio is
                                                  a fund-of-funds and is also authorized to
                                                  invest in six other Portfolios of the American
                                                  Funds Insurance Series as well as other
                                                  underlying Portfolios, investment companies,
                                                  and other types of investments.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

     American Global Diversification Trust        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying Portfolios, in securities that are
                                                  located outside the U.S. The Portfolio invests
                                                  primarily in five Portfolios of the American
                                                  Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is a fund-of-funds and is also
                                                  authorized to invest in five other Portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying Portfolios, investment
                                                  companies, and other types of investments.

     Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in Portfolios of the American Funds
                                                  Insurance Series. The Portfolio is a fund-of-
                                                  funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

     Core Global Diversification Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying Portfolios, in securities that are
                                                  located outside the U.S. The Portfolio is a
                                                  fund-of-funds and is also authorized to invest
                                                  in other underlying Portfolios and investment
                                                  companies.

     Core Strategy Trust                          Seeks long-term growth of capital; current
                                                  income is also a consideration. To do this,
                                                  the Portfolio invests approximately 70% of its
                                                  total assets in equity securities and
                                                  Portfolios which invest primarily in equity
                                                  securities and approximately 30% of its total
                                                  assets in fixed-income securities and
                                                  Portfolios which invest primarily in fixed-
                                                  income securities. The Portfolio is a fund-of-
                                                  funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

     Lifestyle Aggressive Trust                   Seeks long-term growth of capital. Current
                                                  income is not a consideration. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 100% of its assets in
                                                  Portfolios which invest primarily in equity
                                                  securities.

     Lifestyle Balanced Trust                     Seeks a balance between a high level of
     (successor to Global Allocation Trust)       current income and growth of capital, with a
                                                  greater emphasis on growth of capital. The
                                                  Portfolio operates as a fund-of-funds and
                                                  normally invests approximately 50% of its
                                                  assets in Portfolios that invest primarily in
                                                  equity securities, and approximately 50% in
                                                  Portfolios which invest primarily in fixed-
                                                  income securities.

     Lifestyle Conservative Trust                 Seeks a high level of current income with some
                                                  consideration given to growth of capital. The
                                                  Portfolio operates as a fund-of-funds and
                                                  normally invests approximately 80% of its
                                                  assets in Portfolios which invest primarily in
                                                  fixed-income securities, and approximately 20%
                                                  in Portfolios which invest primarily in equity
                                                  securities.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

     Lifestyle Growth Trust                       Seeks long-term growth of capital. Current
                                                  income is also a consideration. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 70% of its assets in
                                                  Portfolios which invest primarily in equity
                                                  securities, and approximately 30% of its
                                                  assets in Portfolios which invest primarily in
                                                  fixed-income securities.

     Lifestyle Moderate Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on income. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 60% of its assets in
                                                  Portfolios which invest primarily in fixed-
                                                  income securities, and approximately 40% of
                                                  its assets in Portfolios which invest
                                                  primarily in equity securities.

     Mid Cap Index Trust                          Seeks to approximate the aggregate total
     (successor to Mid Cap Intersection Trust)    return of a mid cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P MidCap 400(R)
                                                  Index(5) and securities that as a group behave
                                                  in a manner similar to the Index.

     Money Market Trust                           Seeks to obtain maximum current income
                                                  consistent with preservation of principal and
                                                  liquidity. To do this, the Portfolio invests
                                                  in high quality, U.S. dollar denominated money
                                                  market instruments.

                                                  Note: The returns of the Money Market
                                                  Subaccount in your Contract may become
                                                  extremely low or possibly negative whenever
                                                  the net income earned, if any, by the
                                                  underlying Money Market Portfolio is not
                                                  sufficient to offset the Contract's expense
                                                  deductions.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities of large-,
                                                  mid- and small-cap U.S. companies with strong
                                                  industry position, leading market share,
                                                  proven management or strong financials.

     Optimized Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 65% of
                                                  its total assets in equity securities of U.S.
                                                  companies with the potential for long-term
                                                  growth of capital and a market capitalization
                                                  range at the time of investment equal to the
                                                  Russell 1000(R) Value Index.(6)

     Small Cap Index Trust                        Seeks to approximate the aggregate total
                                                  return of a small cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Russell 2000(R) Index(6)
                                                  and securities that will as a group behave in
                                                  a manner similar to the Index.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

     Total Stock Market Index Trust               Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Wilshire 5000(R) Total
                                                  Market Index(7) and securities that as a group
                                                  will behave in a manner similar to the Index.


MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC

     High Income Trust                            Seeks high current income; capital
                                                  appreciation is a secondary goal. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in U.S. and foreign fixed-income
                                                  securities that are rated BB/Ba or lower or
                                                  are unrated equivalents.

     Short Term Government Income Trust           Seeks a high level of current income
     (successor to U.S. Government Securities     consistent with preservation of capital.
     Trust)                                       Maintaining a stable share price is a
                                                  secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  obligations issued or guaranteed by the U.S.
                                                  government or its agencies, authorities, or
                                                  instrumentalities. Under normal circumstances,
                                                  the Portfolio's effective duration is no more
                                                  than 3 years.

     Strategic Income Opportunities Trust         Seeks to maximize total return consistent with
     (formerly Strategic Income Trust)            current income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in foreign government and corporate
                                                  debt securities from developed and emerging
                                                  markets, U.S. government and agency
                                                  securities, domestic high-yield bonds,
                                                  investment grade corporate bonds, and currency
                                                  instruments.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 80% of its net assets in fixed-income
                                                  instruments that are economically tied to at
                                                  least three countries (one of which may be the
                                                  U.S.), which may be represented by futures
                                                  contracts and options on such securities.

     Real Return Bond Trust                       Seeks maximum real return, consistent with
                                                  preservation of real capital and prudent
                                                  investment management. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in inflation-indexed bonds of varying
                                                  maturities issued by the U.S. and non-U.S.
                                                  governments, their agencies or
                                                  instrumentalities and corporations, which may
                                                  be represented by forwards or derivatives.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (CONTINUED)

     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 65% of its total assets in a
                                                  diversified portfolio of fixed-income
                                                  instruments of varying maturities, which may
                                                  be represented by forwards or derivatives.

SSGA FUNDS MANAGEMENT, INC.
     International Equity Index Trust A           Seeks to track the performance of a broad-
     (successor to Pacific Rim Trust)             based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index(8), or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.(9)
     Science & Technology Trust                   Seeks long-term growth of capital. Current
                                                  income is incidental to the Portfolio's
                                                  objective. To do this, the Portfolio invests
                                                  at least 80% of its net assets in the common
                                                  stocks of companies expected to benefit from
                                                  the development, advancement, and/or use of
                                                  science and technology.


T. ROWE PRICE ASSOCIATES, INC.

     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
                                                  Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks of large
                                                  and medium-sized blue chip growth companies
                                                  that are well established in their industries
                                                  and have the potential for above-average
                                                  earnings growth.

     Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in
                                                  common stocks of established U.S. companies
                                                  that have above-average potential for capital
                                                  growth. Common stocks typically constitute at
                                                  least 50% of the Portfolio's assets. The
                                                  remaining assets are invested in other
                                                  securities, including convertible securities,
                                                  corporate and government debt, foreign
                                                  securities, futures and options. The Portfolio
                                                  may invest up to 20% of its total assets in
                                                  foreign securities.

     Equity-Income Trust                          Seeks to provide substantial dividend income
                                                  and also long-term growth of capital. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities, with at
                                                  least 65% in common stocks of well-established
                                                  companies paying above-average dividends.

     Health Sciences Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in common stocks of companies
                                                  engaged in the research, development,
                                                  production, or distribution of products or
                                                  services related to health care, medicine, or
                                                  the life sciences.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)

     Mid Value Trust                              Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of common
                                                  stocks of mid-size U.S. companies that are
                                                  believed to be undervalued by various measures
                                                  and offer good prospects for capital
                                                  appreciation.

     Small Company Value Trust                    Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small companies whose common stocks
                                                  are believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
     Global Trust                                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in the
                                                  equity securities of companies located
                                                  throughout the world, including emerging
                                                  markets.

TEMPLETON INVESTMENT COUNSEL, LLC
     International Value Trust(10)                Seeks long-term growth of capital. To do this,
     (successor to "Overseas Equity Trust")       the Portfolio invests at least 80% of its net
                                                  assets in equity securities of companies
                                                  located outside the U.S., including in
                                                  emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
     Large Cap Trust                              Seeks to maximize total return, consisting of
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of U.S.
                                                  large capitalization companies whose estimated
                                                  fundamental value is greater than its market
                                                  value at any given time.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities which are
                                                  believed to be undervalued relative to the
                                                  stock market in general.


WELLINGTON MANAGEMENT COMPANY, LLP
     Core Allocation Plus Trust                   Seeks to provide total return, consisting of
                                                  long-term capital appreciation and current
                                                  income. To do this, the Portfolio invests in
                                                  equity and fixed-income securities of issuers
                                                  located within and outside the U.S.

     Investment Quality Bond Trust                Seeks to provide a high level of current
                                                  income consistent with the maintenance of
                                                  principal and liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in bonds rated investment grade,
                                                  focusing on corporate bonds and U.S.
                                                  government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of medium-sized
                                                  companies with significant capital
                                                  appreciation potential.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in equity and equity-related securities
                                                  of natural resource-related companies
                                                  worldwide, including emerging markets.

     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to offer above-average potential for
                                                  growth in revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to be undervalued.


WELLS CAPITAL MANAGEMENT, INCORPORATED
     Core Bond Trust                              Seeks total return consisting of income and
                                                  capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in a broad range of investment grade
                                                  debt securities, including U.S. government
                                                  obligations, corporate bonds, mortgage- and
                                                  other asset-backed securities and money market
                                                  instruments.

     U.S. High Yield Bond Trust                   Seeks total return with a high level of
                                                  current income. To do this, the Portfolio
                                                  invests at least 80% of its net assets in U.S.
                                                  corporate debt securities that are below
                                                  investment grade, including preferred and
                                                  other convertible high yield securities.

WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust(11)                         Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in high yield securities, including
                                                  corporate bonds, preferred stocks, U.S.
                                                  government and foreign securities, mortgage-
                                                  backed securities, loan assignments or
                                                  participations, and convertible securities.

     Strategic Bond Trust(11)                     Seeks a high level of total return consistent
                                                  with preservation of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in fixed-income securities across a
                                                  range of credit qualities and may invest a
                                                  substantial portion of its assets in
                                                  obligations rated below investment grade.





                    BLACKROCK VARIABLE SERIES FUNDS, INC.(12)
 We show the Portfolio's manager in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.




BLACKROCK INVESTMENT MANAGEMENT, LLC.
     BlackRock Basic Value V. I. Fund             Seeks capital appreciation and, secondarily,
                                                  income.

     BlackRock Value Opportunities V. I. Fund     Seeks long-term growth of capital.

BLACKROCK ASSET MANAGEMENT U.K. LIMITED
     BlackRock Global Allocation V. I. Fund       Seeks high total investment return.

                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY
     PIMCO VIT All Asset Portfolio                Seeks maximum real return consistent with
                                                  preservation of real capital and prudent
                                                  investment management. The Portfolio is a
                                                  fund-of-funds and normally invests
                                                  substantially all its assets in Institutional
                                                  Class shares of underlying PIMCO portfolios.




 (1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and MFC Global Investment Management (U.S.), LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the All Cap Core Trust and the Real Estate Securities Trust.



 (3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Advisers, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (4) The Smaller Company Growth Trust employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the Portfolio. JHIMS LLC, the adviser, may change the allocation of Portfolio assets among the subadvisers at any time.



 (5) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the range for S&P 500(R) was from $1.4 billion to $307.3 billion, and as of October 31, 2009, the mid cap range for the S&P MidCap 400(R), was from $300 million to $6.6 billion.



 (6) "Russell 2000(R)" and "Russell 1000(R) are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $14 million to $3.62 billion, and as of February 26, 2010, the market capitalization range of the Russell 1000(R) Value Index was from $239 million to $307.3 billion.



 (7) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $344 billion.



 (8) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the market capitalization range of the Index was from $544 million to $197.9 billion.



 (9) The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.



(10) The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(11) High Yield Trust and Strategic Bond Trust are sub-subadvised by Western Asset Management Company Limited.



(12) Not available to Contracts issued on or after January 28, 2002.





VOTING INTEREST


We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.


During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You instruct us how to vote Portfolio shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         V. Description of the Contract

ELIGIBLE PLANS


Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.



ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan"). For information regarding Contracts issued for use in existing
Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.



BENEFICIARY IRAS. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor will we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that would otherwise have been available under the Contract (where applicable, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," to determine what optional Riders, if any, were available).



We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.



ACCUMULATION PERIOD PROVISIONS



Purchase Payments


You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $10,000. Additional Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars.



We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million we must grant our approval in order for you to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.


John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

       - You purchased your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

       - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000;
       - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000; or

       - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.


If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three in New York) in which no Purchase Payments have been made, if both:
       - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
       - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We impose limits on the minimum amount of Additional Purchase Payments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any Unpaid Loans. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").


You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).


Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in good order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.


We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.


We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
       - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
       - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:





       (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;



       (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and



       (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.



Transfers among Investment Options


During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.


Investment Options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Pay-out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:
       -  restricting the number of transfers made during a defined period;
       -  restricting the dollar amount of transfers;
       - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
       -  restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

--------------------------------------------------------------------------------
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                                       35

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.


Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the Internet. You can contact us at the telephone number or Internet address shown on page ii of this Prospectus.



To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us.



We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

       -  any loss or theft of your password; or
       -  any unauthorized use of your password.


We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.





All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or e-delivery of a confirmation statement of the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.



We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Fund"), to other Variable Investment Options (the "Destination Funds"), until the amount in the DCA Source Fund is exhausted. You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.





Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.



The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Fund. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We permit you to make certain types of transactions by telephone or electronically through the Internet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We make available Dollar Cost Averaging and Asset Rebalancing programs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Fund selection are suited for your financial needs and investment risk tolerance.


Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.


For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:
       - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
       - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
       - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the Statement of Additional Information for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.



When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal proportionally from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.


We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges and tax liability as a result.

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                                       37

       - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

       - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information ("SAI")).


Signature Guarantee Requirements for Surrenders and Partial Withdrawals
(Not applicable to Contracts issued in New Jersey)
We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:
       - you are requesting that we mail the amount withdrawn to an alternate address; or
       - you have changed your address within 30 days of the withdrawal request; or
       -  you are requesting a withdrawal in the amount of $250,000 or greater.


We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.


Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.


Special Withdrawal Services - The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D for more information.


Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


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--------------------------------------------------------------------------------
 You may make systematic "Income Plan" withdrawals.
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                                       38

Death Benefit During the Accumulation Period

The Contracts described in this Prospectus provide for distribution of a death benefit if the Owner dies before the Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:
       -  the Contract Value; or
       -  the Minimum Death Benefit.

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").

MINIMUM DEATH BENEFIT. We determine the Minimum Death Benefit as follows:
Minimum Death Benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We reduce the minimum death benefit proportionally in connection with partial withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the partial withdrawal amount divided by your Contract Value before the withdrawal.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner's spouse.


PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

       -  a certified copy of a death certificate; or
       - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
       -  any other proof satisfactory to us.


DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).



In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.


We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.
--------------------------------------------------------------------------------
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                                       39
funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:




       -  The Beneficiary will become the Owner.


       - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.


       - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).


       -  We will waive withdrawal charges for all future distributions.


       - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.


       - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


       - Alternatively, if the Contract is not a Qualified Contract, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy, beginning within one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.



We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract
Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)




A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits
Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:


ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.


TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.


PAY-OUT PERIOD PROVISIONS

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract's specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Commencement Date"). You may request a different Annuity Commencement Date (including a date later than the Default Commencement
Date) at any time by written request at least one month before both the current and new Annuity Commencement Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*



NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.


When John Hancock New York issues a Contract in New York, the Maturity Date is the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:
       - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary
       - the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You have a choice of several different ways of receiving annuity payments from us.

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----------
(*) We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax
Matters - Qualified Contracts - Required Minimum Distributions").

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date.


Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:
       - you will no longer be permitted to make any withdrawals under the Contract;
       - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
       -  we may not change the Annuity Option or the form of settlement; and
       -  your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.


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

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit ("GMWB") Riders (i.e., an Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life - Joint Life Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period
Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider)

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at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:

       - you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

       - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.) We determine the annual amount of Fixed Annuity payments under this option as the greater of:

       - the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or

       - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:
       - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");
       - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and
       - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.


PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.


If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

       A equals the number of Annuity Units used to determine future payments before the commutation;

       B equals the dollar amount requested to be paid out as part of the commutation;

       C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

       D equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


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Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.



FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.


We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.


Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.


Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.


Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.



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 Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.
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Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.


Optional Guaranteed Minimum Income Benefits
Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

Right to Review
You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

Ownership
Prior to the Maturity Date, the Contract Owner is the person designated in your specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


In the case of Nonqualified Contracts, ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes (see "VII. Federal Tax Matters"). A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit. Any change of ownership or assignment must be made in writing. Any change must be approved by us.


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 You have a right to cancel your Contract within the permitted time.
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 You own the Contract.
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Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.



You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.



Before requesting a change of ownership or making an assignment of your Contract, you should consider:




       - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.




       - A change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee if a Covered Person under the Rider no longer qualifies as such. (If a GMWB Rider was available to you when you purchased your Contract, you can get more information from, (where applicable), Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits.")




       - An addition or substitution of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.




       - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.




       - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.




       - Contracts issued to a tax-qualified retirement plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under
          Section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.



We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.


Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates (where applicable), Treasury Department regulations may limit designations of Beneficiaries.


Spouse
FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please

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 The Annuitant is either you or someone you designate.
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 The Beneficiary is the person you designate to receive the death benefit if you die.
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consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).


STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification
We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.


Code Section 72(s)


In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of Section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.


Our Approval
We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival
We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.


INTEREST RATES AND AVAILABILITY. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services -- Dollar Cost Averaging Program" for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.


If you purchased a John Hancock USA Contract prior to October 7, 2002, you may have elected a one-year Fixed Investment Option. You may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a John Hancock USA Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.


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Certain states may impose restrictions on the availability of Fixed Investment
Options under your Contract.


TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals" above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."


LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified
Contracts - Loans" (see "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices (where applicable): "Optional Enhanced Death Benefits;" "Optional Guaranteed Minimum Withdrawal Benefits;" and/or "Optional Guaranteed Minimum Income Benefit(s)."


WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal change on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) certain other "free withdrawal amounts," described below or (iii) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.


We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

       - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

       - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.


Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.


Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

                            MAXIMUM WITHDRAWAL CHARGE
                           (as% of Purchase Payments)

First Year      6%
Second Year     5%
Third Year      4%
Thereafter      0%


The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge."

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)


For Venture(R), Venture Vantage(R) and Wealthmark Contracts issued on or after May 1, 2002 and for Venture III(R) Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

       - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
       -  the confinement began at least one year after the Contract Date;
       -  confinement was prescribed by a "Physician";
       - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
       - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND WAS NOT AVAILABLE FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2002. CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY (SEE "VII. FEDERAL TAX MATTERS").


There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions," below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.




ASSET-BASED CHARGES


We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.


Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.


Distribution Fee

A daily fee at an annual effective rate of 0.25% of the value of each Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.


Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.


To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the Fixed Investment Option.



REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(Not available in New York)



We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:


       - We will consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.


       - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.


       - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.


       - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.


       - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

       - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of Group Contracts (where they had been available), we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.


In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


----------------------------------------------------
                               PREMIUM TAX RATE(1)
STATE OR                    QUALIFIED   NONQUALIFIED
TERRITORY                   CONTRACTS     CONTRACTS
CA                            0.50%         2.35%
GUAM                          4.00%         4.00%
ME(2)                         0.00%         2.00%
NV                            0.00%         3.50%
PR                            1.00%         1.00%
SD(2)                         0.00%         1.25%(3)
TX(4)                         0.04%         0.04%
WV                            1.00%         1.00%
WY                            0.00%         1.00%
----------------------------------------------------


                    (1) Based on the state of residence at the time the tax is assessed.
                    (2) We pay premium tax upon receipt of Purchase Payment.
                    (3) 0.80% on Purchase Payments in excess of $500,000.

                    (4) Referred to as a "maintenance fee."



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE, OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.


Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.


You should consult a qualified tax advisor for information on any optional benefit Rider.


CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Aggregation of Contracts


In certain circumstances, the IRS may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.



For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.



The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described above.



Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).



If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.



Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons


In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.


Undistributed Gains
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.


Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)


Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.



There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.


Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
       - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
       - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

       - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.


After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:
       - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

       - if distributed in accordance with an existing period certain Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.


Penalty Tax on Premature Distributions
There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;


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       -  attributable to the Contract Owner becoming disabled (as defined in the tax law);
       - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;
       - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;
       -  made under a single-premium immediate annuity contract; or
       - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.



The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. However, we do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.



Health Care and Education Reconciliation Act of 2010


On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross


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




income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code Section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).



You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.



QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)



The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.



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Penalty Tax on Premature Distributions
There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

       - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated Beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers


If permitted under your plan, you may make a distribution:


       - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;


       - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;


       - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or


       - from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free rollover" to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.



Although we allow a Beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.


Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under
Section 401(a)(9) of
the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts. The former $100,000 adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA does not apply to years after 2009.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.


If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. However, for 2010 only, unless you elect to include the converted amount in your 2010 income, half of it will be included in your income in 2011 and the other half in 2012. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


Section 403(b) Qualified Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan

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




qualifies under Section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required
Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans
We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.


Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.


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                              VIII. General Matters

ASSET ALLOCATION SERVICES




We are aware that certain third parties may have offered asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and, (where applicable), Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.


DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").


We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.



The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.


Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").


Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We pay compensation for sales of the Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2009, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.



Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS


We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, we will deem you to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.


REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contracts and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


Financial Statements

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2008 and 2009, and its Separate Accounts' financial statements as of the year ended 2009 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2009, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WITHDRAWAL CHARGE
      CONTRACT            HYPOTHETICAL         FREE WITHDRAWAL          PAYMENTS       -------------------------------------------
        YEAR             CONTRACT VALUE            AMOUNT              LIQUIDATED              PERCENT               AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
          1                  $55,000              $5,000(1)              $50,000                 6%                  $3,000
----------------------------------------------------------------------------------------------------------------------------------
          2                  50,500               5,000(2)               45,500                  5%                   2,275
----------------------------------------------------------------------------------------------------------------------------------
          3                  35,000               5,000(3)               45,000                  4%                   1,200
----------------------------------------------------------------------------------------------------------------------------------
          4                  70,000               20,000(4)              50,000                  0%                     0

----------------------------------------------------------------------------------------------------------------------------------


 (1) In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).
 (2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).
 (3) In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000) so the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
 (4) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

--------------------------------------------------------------------------------------------------------------------------
                        PARTIAL                                                              WITHDRAWAL CHARGE
    HYPOTHETICAL       WITHDRAWAL      FREE WITHDRAWAL           PAYMENTS       ------------------------------------------
   CONTRACT VALUE      REQUESTED            AMOUNT              LIQUIDATED             PERCENT                AMOUNT
--------------------------------------------------------------------------------------------------------------------------
      $65,000            $2,000           $15,000(1)                $0                    5%                    $0
--------------------------------------------------------------------------------------------------------------------------
       49,000            5,000             3,000(2)               2,000                   5%                   100
--------------------------------------------------------------------------------------------------------------------------
       52,000            7,000             4,000(3)               3,000                   5%                   150
--------------------------------------------------------------------------------------------------------------------------
       44,000            8,000               0(4)                 8,000                   5%                   400
--------------------------------------------------------------------------------------------------------------------------


 (1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.
 (2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
 (3) The Contract has increased in value to 52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
 (4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types


     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.



--------------------------------------------------------------------------------------
     PLAN TYPE
--------------------------------------------------------------------------------------
 TRADITIONAL IRAS   Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual
                    Retirement Annuity or IRA (sometimes referred to as a traditional
                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-
                    deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.
                    In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.
--------------------------------------------------------------------------------------
     ROTH IRAS      Section 408A of the Code permits eligible individuals to
                    contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
--------------------------------------------------------------------------------------
 SIMPLE IRA PLANS   In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                    $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                    IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
--------------------------------------------------------------------------------------
    SIMPLIFIED      Section 408(k) of the Code allows employers to establish
 EMPLOYEE PENSIONS  simplified employee pension plans for their employees, using the
   (SEP - IRAS)     employees' IRAs for such purposes, if certain criteria are met.
                    Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional
                    IRA.
--------------------------------------------------------------------------------------
  SECTION 403(B)    Section 403(b) of the Code permits public school employees and
  QUALIFIED PLANS   employees of certain types of tax-exempt organizations to have
 OR TAX-SHELTERED   their employers purchase annuity contracts for them and, subject
     ANNUITIES      to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-
                    sheltered annuities." We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.
--------------------------------------------------------------------------------------
   CORPORATE AND    Sections 401(a) and 403(a) of the code permit corporate employers
   SELF-EMPLOYED    to establish various types of tax-deferred retirement plans for
    PENSION AND     employees. The Self-Employed Individuals' Tax Retirement Act of
  PROFIT-SHARING    1962, as amended, commonly referred to as "H.R. - 10" or "Keogh,"
  PLANS (H.R. 10    permits self-employed individuals to establish tax-favored
    AND KEOGH)      retirement plans for themselves and their employees. Such
                    retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
--------------------------------------------------------------------------------------
     DEFERRED       Section 457 of the Code permits employees of state and local
   COMPENSATION     governments and tax-exempt organizations to defer a portion of
  PLANS OF STATE    their compensation without paying current taxes. The employees
     AND LOCAL      must be participants in an eligible deferred compensation plan. A
  GOVERNMENTS AND   Section 457 plan must satisfy several conditions, including the
    TAX-EXEMPT      requirement that it must not permit distributions prior to the
   ORGANIZATIONS    participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457
                    Contract, the payment is taxed as ordinary income.
--------------------------------------------------------------------------------------

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture III(R) Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

       1.  Annual Step-Up Death Benefit
       2. Guaranteed Earning Multiplier Death Benefit - Not offered in New York or Washington
       3.  Triple Protection Death Benefit - Not offered in New York or
       Washington

ANNUAL STEP-UP DEATH BENEFIT

If you elected the optional Annual Step-Up Death Benefit, we impose an additional daily charge at any annual rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step Death Benefit Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract's Maturity Date, we will pay an "Annual Step Benefit" to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step Death Benefit is the greatest "Anniversary Value" after the effective date of the Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, MINUS amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Annual Step Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the optional Annual Step Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner's death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death in the determination of the Annual Step Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner's death.

TERMINATION OF THE ANNUAL STEP-UP DEATH BENEFIT. The Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step Death Benefit) as the new Owner.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE CONTINUATION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT TO AN EXISTING CONTRACT FOR A SURVIVING SPOUSE MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

GUARANTEED EARNINGS MULTIPLIER
(Not available in New York and Washington)

If you elected the optional Guaranteed Earnings Multiplier benefit, we impose an additional daily charge at an annual rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under Guaranteed Earnings Multiplier.

Election of Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Guaranteed Earnings Multiplier benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects to continue the Contract, Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the Guaranteed Earnings Multiplier benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

TERMINATION OF GUARANTEED EARNINGS MULTIPLIER. Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Guaranteed Earnings Multiplier) may have on your plan (see Appendix B:
"Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF GUARANTEED EARNINGS MULTIPLIER ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT
(Not available in New York or Washington)

If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2004 and December 31, 2004. If you elected Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract's date of maturity, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit Factor" plus the greatest of:
       -  the Contract Value;
       -  the Return of Purchase Payments Death Benefit Factor;
       -  the Annual Step Death Benefit Factor; or
       -  the Graded Death Benefit Factor.

We deduct any Debt under your Contract from the amount described above.

ENHANCED EARNINGS DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all

Withdrawal Reductions in connection with partial withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:
       -  The "Earnings Basis" is equal to 150% of $100,000, or $150,000.
       -  "Earnings" is equal to $175,000 minus $150,000, or $25,000.
       - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.

ANNUAL STEP-UP DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Annual Step Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.

GRADED DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

     (1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

-------------------------------------------------
  NUMBER OF COMPLETE YEARS           PAYMENT
    PAYMENT HAS BEEN IN           MULTIPLIER(1)
          CONTRACT
-------------------------------------------------
             0                        100%
-------------------------------------------------
             1                        110%
-------------------------------------------------
             2                        120%
-------------------------------------------------
             3                        130%
-------------------------------------------------
             4                        140%
-------------------------------------------------
             5                        150%
-------------------------------------------------


                (1) If a Purchase Payment is received on or
                    after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

     (2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

THE TRIPLE PROTECTION DEATH BENEFIT FACTORS ARE SEPARATE AND DISTINCT FROM SIMILARLY NAMED TERMS, SUCH AS "ANNUAL STEP DEATH BENEFIT" THAT MAY BE CONTAINED IN OTHER OPTIONAL BENEFIT RIDERS. THE OTHER OPTIONAL BENEFIT RIDERS IMPOSE SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase

Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

DETERMINATION AND DISTRIBUTION OF TRIPLE PROTECTION DEATH BENEFIT. We determine the death benefit paid under Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in good order.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:
       - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract.
       - In determining the Enhanced Earnings Death Benefit Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.
       - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

INVESTMENT OPTIONS

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option you may not be able to transfer of allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

TERMINATION OF TRIPLE PROTECTION DEATH BENEFIT RIDER. The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:
       -  the date the Contract terminates;
       -  the Maturity Date; or
       - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

DETERMINATION OF TRIPLE PROTECTION DEATH BENEFIT FEE. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B:
"Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:
       -  Income Plus For Life 12.08 Series:
            -  Income Plus For Life 12.08
            -  Income Plus For Life - Joint Life 12.08
       -  Income Plus For Life (Quarterly Step-Up Review) Series
            -  Income Plus For Life (Quarterly Step-Up Review)
            -  Income Plus For Life - Joint Life (Quarterly Step-Up Review)
       -  Income Plus For Life (Annual Step-Up Review) Series*
            -  Income Plus For Life (Annual Step-Up Review)
            -  Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS
       -  Principal Plus for Life
       -  Principal Plus for Life Plus Automatic Annual Step-Up
       -  Principal Plus for Life Plus Spousal Protection

PRINCIPAL PLUS RIDER

PRINCIPAL RETURNS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)
Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.

For Riders issued with Nonqualified Contracts:
       -  both spouses must be named as co-Owners of the Contract; or
       - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:
       - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
       -  the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see page 40 for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders
You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:
       - the Rider was available for sale in the state where the Contract was sold;
       - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and
       - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any GMWB Rider at our sole discretion. Once you elect a GMWB Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make any of the Income Plus For Life Series, Principal Plus (for Qualified Contracts), Principal Plus for Life Series, or Principal Returns Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.

ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. We may from time to time provide you with an opportunity to exchange an existing GMWB Rider to your Contract for another optional GMWB Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners, and we provide no assurance that we will provide such an opportunity in the future.

CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:
       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option begins; or
       -  at full surrender of the Contract; or
       - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Restrictions on Additional Purchase Payments
If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:
       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:
       - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;
       - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but
       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or
     (b) in a manner consistent with any one of the restricted Model Allocations for which you may be eligible (see "Restricted Model Allocations" below).

Subject to our restrictions on frequent trading:

       - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or


       - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.


You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "Accumulation Period Provisions - Withdrawals" on page 39. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
       -  Core Allocation Trust
       -  Core Balanced Trust
       -  Core Disciplined Diversification Trust
       -  Core Fundamental Holdings Trust
       -  Core Global Diversification Trust
       -  Core Strategy Trust
       -  Lifestyle Balanced Trust
       -  Lifestyle Conservative Trust
       -  Lifestyle Growth Trust (not available with Principal Returns)
       -  Lifestyle Moderate Trust
       -  Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):
       -  American Asset Allocation Trust
       -  American Fundamental Holdings Trust
       -  American Global Diversification Trust
       -  Capital Appreciation Value Trust
       -  Core Allocation Plus Trust
       -  Disciplined Diversification Trust
       - Franklin Templeton Founding Allocation Trust (not available with any Income Plus For Life 12.08 Series and Principal Plus For Life Plus Automatic Annual Step-Up purchased after December 15, 2008)

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restriction Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

RESTRICTED MODEL ALLOCATIONS:



--------------------------------------------------------------------------------------------------------
     MODEL ALLOCATION NAME      MODEL ALLOCATION PERCENTAGE                 PORTFOLIO NAME
--------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
DIVERSIFICATION                              50%              American Global Growth Trust
(not available after April 30,
2009):                                       20%              American Bond Trust
                                             15%              American Global Small Capitalization Trust
                                             10%              American High-Income Bond Trust
                                              5%              American New World Trust
--------------------------------------------------------------------------------------------------------
FUNDAMENTAL HOLDINGS OF
AMERICA                                      35%              American Bond Trust
(not available after April 30,
2009):                                       25%              American Growth-Income Trust
                                             25%              American Growth Trust
                                             15%              American International Trust
--------------------------------------------------------------------------------------------------------
GLOBAL BALANCED                              30%              Fundamental Value Trust
(not available after April 30,
2007):                                       25%              American International Trust
                                             25%              Global Allocation Trust
                                             20%              Global Bond Trust
--------------------------------------------------------------------------------------------------------
BLUE CHIP BALANCED                           40%              Investment Quality Bond Trust
(not available after April 30,
2007):                                       30%              American Growth Trust
                                             30%              American Growth-Income Trust
--------------------------------------------------------------------------------------------------------
VALUE STRATEGY                               30%              Fundamental Value Trust
(not available after February
10, 2006):                                   30%              Equity-Income Trust
                                             20%              Active Bond Trust
                                             20%              Strategic Bond Trust
--------------------------------------------------------------------------------------------------------
GROWTH BLEND                                 40%              Blue Chip Growth Trust
(not available after February
10, 2006):                                   20%              American Growth-Income Trust
                                             20%              Active Bond Trust
                                             20%              Strategic Bond Trust
--------------------------------------------------------------------------------------------------------
CORE HOLDINGS OF AMERICA                     35%              Active Bond Trust
(not available after August 1,
2005):                                       25%              American Growth Trust
                                             25%              American Growth-Income Trust
                                             15%              American International Trust
--------------------------------------------------------------------------------------------------------
CORE SOLUTION                                34%              Strategic Income Trust
(not available after April 30,
2005):                                       33%              Blue Chip Growth Trust
                                             33%              Equity-Income Trust
--------------------------------------------------------------------------------------------------------
VALUE BLEND                                  40%              Equity-Income Trust
(not available after April 30,
2005):                                       20%              American Growth Trust
                                             20%              Active Bond Trust
                                             20%              Strategic Bond Trust
--------------------------------------------------------------------------------------------------------
GLOBAL                                       30%              International Value Trust
(not available after April 30,
2005):                                       30%              Global Bond Trust
          '                                  20%              American Growth-Income Trust
                                             20%              Blue Chip Growth Trust
--------------------------------------------------------------------------------------------------------




A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:
       - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

       - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;
       - limit your ability to transfer between existing Investment Options; and/or
       - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups:

ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
OVERVIEW. Each of our GMWB Riders will permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider's Credit Period.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount permitted under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section of the Rider you are considering for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:
       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;
       -  reduce the death benefit and other optional benefits; and
       - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:
       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or
       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or
       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments requirement of a Life Expectancy Program.

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of the Rider you are considering for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options
In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

COMPARISON BETWEEN GUARANTEED MINIMUM WITHDRAWAL BENEFITS AND ANNUITY PAYMENTS. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;
       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and
       -  you reduce the Contract Value available for annuitization.

When you annuitize:
       -  you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
       -  your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES

Form of Guaranteed Amounts
The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 12.08).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life 12.08 - 5%
       -  Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life
Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).
       - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:
       - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.
       - Credit Period (for Ten Year Credit) - The 10(th) Contract Anniversary (the "Target Date") after the effective date of the Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount.

The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.

"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

Withdrawals, Distributions and Settlements
We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract"). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your

Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).

EXCESS WITHDRAWAL. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 4.78% (($10,000- $5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 - 4.78% x
$110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976 (4.75% x
$104,747).

EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445
($110,000 - 5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income
Amount is $4,700 (4.50% x $104,445).

The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the

Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 12.08 Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For
          Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 12.08:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

---------------------------------------------------------------------------------------
2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For
Life - Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 12.08) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES

Income Plus For Life (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:
       - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or
       - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.

ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts
The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Quarterly Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Quarterly Step-Up Review) - 5%
       - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For
          Life - Joint Life (Quarterly Step-Up Review)); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       -  (for Income Plus For Life (Quarterly Step-Up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age
          58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate -
            - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:
                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
            -  For Contracts issued in New York, the Bonus will be equal to:
                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            -  the 10th Contract Anniversary after the effective date of the
               Income Plus For Life (Quarterly Step-Up Review) Rider; or
            -  the Contract Anniversary on or next following the date the
               Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the "Target Amount" (see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:
       - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
       -  the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:
       -  (200% x $100,000) + (100% x $25,000) = $225,000; or
       -  200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
       -  the Contract Value on that date; and
       - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
       -  the Contract Value on the Contract Anniversary; or
       - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a

Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWAL. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the

Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 - 4.78% x $110,000 =
$110,000 - $5,253). The new Lifetime Income Amount is $4,976 (4.75% x $104,747).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 5.05% (($10,000- $4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 - 5.05% x
$110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700 (4.50% x
$104,445).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals
- Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly
                     Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------
2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts
Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Annual Step-Up Review) - 5%
       -  Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Lifetime Income Date
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age
          59 1/2 (age 61 in New York) .
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate:
            - 7% for Riders purchased on or after January 17, 2008 and outside of New York;
            -  6% for Riders purchased before January 17, 2008 or in New York.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or
            - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-
3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

EXCESS WITHDRAWAL. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
       - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       -  the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:
       - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
       -  the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
       - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,
       - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
       - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
            -  the Withdrawal Amount ; divided by
            -  the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see the "Pre-Authorized
Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       -  the Contract Value reduces to zero at any time during a Contract Year,
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person and       automatically increase the Benefit Base to equal the initial death
    the              benefit we determine, if the death benefit is greater than the
    Beneficiary      Benefit Base prior to our determination. We will also recalculate
    is the           the Lifetime Income Amount to equal 5% of the recalculated Benefit
    deceased         Base and will assess the Rider Fee based on the recalculated
    Owner's          Benefit Base.
    spouse
                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up
                     Review) fee at that time.

---------------------------------------------------------------------------------------
2.  Not the       -  may continue in the same manner as 1.
    Covered
    Person and    -  enters its Settlement Phase if a subsequent withdrawal would
    the              deplete the Contract Value to zero, and the remaining Lifetime
    Beneficiary      Income Amount for the year of withdrawal is still greater than
    is not the       zero.
    deceased
    Owner's       -  does not continue to be eligible for any Credits and Step-Ups, or
    spouse           a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus
                     For Life (Annual Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

3.  The Covered   -  ends without any further benefit.
    Person and
    the
    Beneficiary
    is the
    deceased
    Owner's
    spouse

---------------------------------------------------------------------------------------
4.  The Covered   -  ends without any further benefit.
    Person and
    the
    Beneficiary
    is not the
    deceased
    Owner's
    spouse

---------------------------------------------------------------------------------------

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For
Life - Joint Life (Annual Step-Up Review) Rider fee (See "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider
You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  the death of the Covered Person; or
       -  termination of the Contract.


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FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES

Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Benefit Base
The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:
       -  Principal Plus - 5.00%
       -  Principal Plus for Life - 5.00%
       -  Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%
       -  Principal Plus for Life Plus Spousal Protection - 5.00%

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)
The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
       - (for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider (5%); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.
       - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
       - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
       - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
       -  in the case of the Lifetime Income Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

CREDITS. The Riders provide the following Credit features:
       -  Credit Rate - 5%.
       -  initial Credit Period
            -  (for Principal Plus) - the first 5 Contract Years.

            -  (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) attains age 80. If you elected a Principal Plus for Life Plus Spousal


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

               Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.
            - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.
       - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:
       - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise
       - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
       -  (for Principal Plus and Principal Plus for Life) 0.75%, and
       - (for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" above). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:
       - (for Principal Plus) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th) etc.), up to and including the 30(th) Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th) etc.), up to and including the 30(th) Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.
       - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

       - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWAL. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals.

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

If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  5% of the greater of: (a)the Contract Value after the withdrawal or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:
       -  the Lifetime Income Amount prior to the withdrawal; or
       - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see the "Pre-Authorized
Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:
       - the Contract Value as of the applicable date divided by the Owner's life expectancy; or
       - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
       - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
       - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
       - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.
       - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE
BENEFICIARY IS:   THEN PRINCIPAL PLUS:
---------------------------------------------------------------------------------------
1.  The deceased  -  Continues if the Benefit Base is greater than zero.
    Owner's
    spouse        -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                  -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals.
                     Some methods of death benefit distribution may result in
                     distribution amounts in excess of both the Guaranteed Withdrawal
                     Amount and the Life Expectancy Distributions. In such cases, the
                     Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                     Rider).

                  -  Continues to impose the Principal Plus fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                     Step-Up Date will be no later than the 30(th) Contract
                     Anniversary.

---------------------------------------------------------------------------------------
2.  Not the       -  Continues in the same manner as above, except that Principal Plus
    deceased         does not continue to be eligible for any remaining Credits and
    Owner's          Step-Ups, other than the initial Step-Up of the Benefit Base to
    spouse           equal the death benefit, if greater than the Benefit Base prior to the death benefit.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
1.  The Covered   -  Does not continue with respect to the Lifetime Income Amount, but
    Person and       continues with respect to the Guaranteed Withdrawal Amount if the
    the              death benefit or the Benefit Base is greater than zero. We will
    Beneficiary      automatically step up the Benefit Base to equal the initial death
    is the           benefit we determine, if greater than the Benefit Base prior to
    deceased         the death benefit.
    Owner's
    spouse        -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero.

                  -  Continues to impose the Principal Plus for Life fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  Continues in the same manner as 1, except that Principal Plus for
    Person and       Life does not continue to be eligible for any remaining Credits
    the              and Step-Ups, other than the initial Step-Up of the Benefit Base
    Beneficiary      to equal the death benefit, if greater than the Benefit Base prior
    is not the       to the death benefit. We will permit the Beneficiary to opt out of
    deceased         the initial death benefit Step-Up, if any, if we increase the rate
    Owner's          of the Rider fee at that time.
    spouse

---------------------------------------------------------------------------------------

3.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is the           determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
4.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is not the       determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse        -  In this case, does not continue to be eligible for any remaining
                     Bonuses and Step-Ups, other than the initial Step-Up of the
                     Benefit Base to equal the death benefit, if greater than the
                     Benefit Base prior to the death benefit. We will permit the
                     Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" above). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:
       - no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
       - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or
       - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" above).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see "Rider Fees" above). We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we no make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider" above.

Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
       -  the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  under Principal Plus, the date the Benefit Base depletes to zero; or
       - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
       -  under Principal Plus, the Maturity Date under the Contract; or
       - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL RETURNS

Form of Guarantee
The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base
The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:
       -  8% of the Benefit Base immediately after the Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).

ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:
       -  the amount of your initial Purchase Payments, up to $5 million; or
       - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

STEP-UPS. We schedule Step-Up Dates for the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date. After the 9(th) Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
Excess Withdrawal. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10(th) Contract Anniversary.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
       -  Continues if the Benefit Base is greater than zero.
       - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
       - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
       -  Continues to impose the Rider fee.
       - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
       - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  the date the Benefit Base and the Contract Value both deplete to zero;
          or
       -  the date an Annuity Option under the Contract begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture III(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have been available to you at issue. Not all Riders were available at the same time or in all states.

       John Hancock USA
       Guaranteed Retirement Income Program II
       Guaranteed Retirement Income Program III

       John Hancock New York
       Guaranteed Retirement Income Program I
       Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA


AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM. Two versions of the Guaranteed Retirement Income Program were offered with John Hancock USA Contracts. Guaranteed Retirement Income Program II was available for Contracts issued between July 2001, and May, 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May, 2003 and May, 2004 (beginning and end dates may vary by state). Any differences between Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.



EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

       - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10(th) Contract Anniversary or a subsequent Contract Anniversary, and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85(th) birthday or the 10(th) Contract Anniversary, if later.

INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

Growth Factor Income Base:

The Growth Factor Income Base is equal to (a) less (b), where:

       - is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
       - is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME PROGRAM III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME PROGRAM III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options").

Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with Guaranteed Retirement Income Program is that annuity benefits payable under Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME PROGRAM RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Program II                    0.45%
------------------------------------------------------------------
Guaranteed Retirement Income Program III                   0.50%
------------------------------------------------------------------


If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement

Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.


TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Program benefit.

QUALIFIED PLANS. The use of Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if Guaranteed Retirement Income Program is not exercised under a qualified plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program.

Hence, you should consider that since (a) Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a qualified plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT THESE RIDERS GUARANTEE MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

JOHN HANCOCK NEW YORK

AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM. Two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10(th) Contract Anniversary and then must be exercised within 30 days immediately following the 10(th) Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85(th) birthday or the 10(th) Contract Anniversary, if later.

INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

Growth Factor Income Base (Guaranteed Retirement Income Program II only).
The Growth Factor Income Base is equal to (a) less (b), where:
       - is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

       - is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

Income Base Reductions: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options").

LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN JOINT AND SURVIVOR LIFE ANNUITY WITH A 20-YEAR PERIOD CERTAIN
The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with Guaranteed Retirement Income Program is that annuity benefits payable under Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME PROGRAM RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Program I                     0.30%
------------------------------------------------------------------
Guaranteed Retirement Income Program II                    0.45%
------------------------------------------------------------------



If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.


TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Program benefit.

QUALIFIED PLANS. The use of Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if

Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program.

Hence, you should consider that since (a) Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a qualified plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT THESE RIDERS GUARANTEE MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

                   Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:
       -  Venture III(R) Contracts with no optional benefit Riders;
       - Venture III(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
       - Venture III(R) Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;
       - Venture III(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.

Please note that fees for the Guaranteed Retirement Income Program II and III, and the Triple Protection Death Benefit Riders and fees for GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture III Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
             ACCUMULATION UNIT VALUES- VENTURE III VARIABLE ANNUITY

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
500 INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year       7.433      12.035      11.664      10.288     10.029      9.247     7.344     9.638   10.191       --
Value at End of Year         9.193       7.433      12.035      11.664     10.288     10.029     9.247     7.344    9.638       --
Venture III No. of
   Units                   171,085     214,679     258,565     327,902    450,422    577,609   739,839   825,987  193,219       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year       9.048      14.658      14.214      12.543     12.233     11.286     8.967    11.774   12.500       --
Value at End of Year        11.185       9.048      14.658      14.214     12.543     12.233    11.286     8.967   11.774       --
Venture III No. of
   Units                   201,459     233,325     326,414     447,985    522,464    756,774   907,550   930,640    6,321       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year       8.948      14.517      14.099      12.461     12.171     11.245     8.948    11.766   12.500       --
Value at End of Year        11.045       8.948      14.517      14.099     12.461     12.171    11.245     8.948   11.766       --
Venture III No. of
   Units                    12,521      15,341      16,044      20,295     22,129     39,466    28,154    30,754    6,321       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.915      14.471      14.061      12.433     12.150     11.231     8.942    11.764   12.500       --
Value at End of Year        10.998       8.915      14.471      14.061     12.433     12.150    11.231     8.942   11.764       --
Venture III No. of
   Units                    35,163      42,572      54,783      89,326    115,214    154,538   180,277   188,859   75,325       --

500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year       9.649      15.671      15.214      13.442     13.125     12.131     9.653    11.811       --       --
Value at End of Year        11.920       9.649      15.671      15.214     13.442     13.125    12.131     9.653       --       --
Venture III No. of
   Units                   620,903     756,838     906,661   1,387,629  1,824,433  2,010,939 1,481,693   448,996       --       --
NY Venture III No. of
   Units                    98,790     122,441     148,939     185,284    246,021    282,858   184,130    85,184       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      10.178      16.538      16.064      14.200     13.872     12.828    10.213    12.500       --       --
Value at End of Year        12.567      10.178      16.538      16.064     14.200     13.872    12.828    10.213       --       --
Venture III No. of
   Units                   448,910     494,673     763,379   1,019,553  1,839,123  2,470,054 1,213,117 1,294,117       --       --
NY Venture III No. of
   Units                    85,990      73,977     109,086     133,285    177,509    187,769   117,994    58,512       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year      10.077      16.399      15.953      14.123     13.817     12.796    10.203    12.500       --       --
Value at End of Year        12.423      10.077      16.399      15.953     14.123     13.817    12.796    10.203       --       --
Venture III No. of
   Units                   514,889     515,067     724,233     885,566  1,032,338  1,066,842   744,387    30,754       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.043      16.353      15.916      14.097     13.799     12.786    10.200    12.500       --       --
Value at End of Year        12.376      10.043      16.353      15.916     14.097     13.799    12.786    10.200       --       --
Venture III No. of
   Units                    59,591      61,930      68,722      87,546    183,646    286,279   300,208   195,953       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      11.613      18.937      18.459      16.374     16.052     14.896    12.500        --       --       --
Value at End of Year        14.289      11.613      18.937      18.459     16.374     16.052    14.896        --       --       --
Venture III No. of
   Units                    16,761      17,078      19,423      24,909     28,340     26,872    17,696        --       --       --

ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      11.616      13.201      12.900      12.559     12.500         --        --        --       --       --
Value at End of Year        14.261      11.616      13.201      12.900     12.559         --        --        --       --       --
Venture III No. of
   Units                    81,973     114,249     148,486     177,361    207,281         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      11.595      13.184      12.889      12.555     12.500         --        --        --       --       --
Value at End of Year        14.227      11.595      13.184      12.889     12.555         --        --        --       --       --
Venture III No. of
   Units                    74,517      78,355      99,637     124,784    167,286         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
Value at Start of Year      11.531      13.131      12.857      12.542     12.500         --        --        --       --       --
Value at End of Year        14.128      11.531      13.131      12.857     12.542         --        --        --       --       --
Venture III No. of
   Units                       725         646       1,629       2,319      4,069         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.510      13.113      12.846      12.538     12.500         --        --        --       --       --
Value at End of Year        14.095      11.510      13.113      12.846     12.538         --        --        --       --       --
Venture III No. of
   Units                     9,917      10,541      17,166      26,298     48,888         --        --        --       --       --

ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      11.537      13.127      12.861      12.546     12.500         --        --        --       --       --
Value at End of Year        14.115      11.537      13.127      12.861     12.546         --        --        --       --       --
Venture III No. of
   Units                 6,694,040   7,098,419  12,232,272  13,884,505 14,310,227         --        --        --       --       --
NY Venture III No. of
   Units                   484,964     516,208     926,701     945,205    934,643         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.515      13.110      12.850      12.542     12.500         --        --        --       --       --
Value at End of Year        14.082      11.515      13.110      12.850     12.542         --        --        --       --       --
Venture III No. of
   Units                   132,427     145,850     201,457     277,789    419,575         --        --        --       --       --
NY Venture III No. of
   Units                   738,700     754,740   1,194,474   1,250,322  1,290,676         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.452      13.057      12.818      12.529     12.500         --        --        --       --       --
Value at End of Year        13.983      11.452      13.057      12.818     12.529         --        --        --       --       --
Venture III No. of
   Units                 4,088,133   4,274,570   7,213,145   8,286,650  8,618,280         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.431      13.040      12.807      12.525     12.500         --        --        --       --       --
Value at End of Year        13.951      11.431      13.040      12.807     12.525         --        --        --       --       --
Venture III No. of
   Units                    35,723      33,449      54,416      67,023     74,129         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      11.368      12.988      12.775      12.513     12.500         --        --        --       --       --
Value at End of Year        13.853      11.368      12.988      12.775     12.513         --        --        --       --       --
Venture III No. of
   Units                   317,387     379,267     542,711     585,001    517,554         --        --        --       --       --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --          --          --         --     11.831     8.984    12.173   13.583       --
Value at End of Year            --          --          --          --         --     12.715    11.831     8.984   12.173       --
Venture III No. of
   Units                        --          --          --          --         --    264,572   305,049   289,211   95,319       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --          --          --         --     10.808     8.212    11.132   12.500       --
Value at End of Year            --          --          --          --         --     11.610    10.808     8.212   11.132       --
Venture III No. of
   Units                        --          --          --          --         --    238,429   292,016   263,220    2,666       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year          --          --          --          --         --     10.769     8.194    11.125   12.500       --
Value at End of Year            --          --          --          --         --     11.550    10.769     8.194   11.125       --
Venture III No. of
   Units                        --          --          --          --         --      6,455     8,912     9,420    2,666       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --         --     10.756     8.189    11.122   12.500       --
Value at End of Year            --          --          --          --         --     11.531    10.756     8.189   11.122       --
Venture III No. of
   Units                        --          --          --          --         --     93,666   113,266   108,717   29,592       --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --          --          --          --         --     12.448     9.474    12.393       --       --
Value at End of Year            --          --          --          --         --     13.371    12.448     9.474       --       --
Venture III No. of
   Units                        --          --          --          --         --    554,848   513,252   184,567       --       --
NY Venture III No. of
   Units                        --          --          --          --         --     25,667    19,575    42,198       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --          --          --         --     12.545     9.553    12.500       --       --
Value at End of Year            --          --          --          --         --     13.469    12.545     9.553       --       --
Venture III No. of
   Units                        --          --          --          --         --    493,991   483,962   276,403       --       --
NY Venture III No. of
   Units                        --          --          --          --         --     76,237    55,954    32,572       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year          --          --          --          --         --     12.515     9.544    12.500       --       --
Value at End of Year            --          --          --          --         --     13.416    12.515     9.544       --       --
Venture III No. of
   Units                        --          --          --          --         --    326,940   247,043     9,420       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --         --     12.504     9.541    12.500       --       --
Value at End of Year            --          --          --          --         --     13.398    12.504     9.541       --       --
Venture III No. of
   Units                        --          --          --          --         --     90,073   103,156    64,297       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --          --         --     15.698    12.500        --       --       --
Value at End of Year            --          --          --          --         --     16.794    15.698        --       --       --
Venture III No. of
   Units                        --          --          --          --         --     15,466    13,943        --       --       --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      12.167      20.491      20.293      17.978     16.755     14.643    11.317    15.389   16.429       --
Value at End of Year        15.375      12.167      20.491      20.293     17.978     16.755    14.643    11.317   15.389       --
Venture III No. of
   Units                    17,050      21,403      22,496      33,421     40,652     54,411    67,904    75,128   11,150       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year       9.224      15.541      15.399      13.649     12.727     11.129     8.605    11.707   12.500       --
Value at End of Year        11.650       9.224      15.541      15.399     13.649     12.727    11.129     8.605   11.707       --
Venture III No. of
   Units                    11,458      31,234      36,863      59,893     68,812     96,801    97,966   113,181      214       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year          --      15.392      15.274      13.559     12.662     11.088     8.587    11.699   12.500       --
Value at End of Year            --       9.122      15.392      15.274     13.559     12.662    11.088     8.587   11.699       --
Venture III No. of
   Units                        --          --          --          --         --         --     2,545       644      214       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       9.088      15.343      15.233      13.529     12.640     11.075     8.580    11.697   12.500       --
Value at End of Year        11.455       9.088      15.343      15.233     13.529     12.640    11.075     8.580   11.697       --
Venture III No. of
   Units                     5,459       5,486       5,603       8,014     55,974     51,222    47,477    24,767    3,148       --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year       9.973      16.830      16.708      14.828     13.843     12.127     9.393    11.157       --       --
Value at End of Year        12.582       9.973      16.830      16.708     14.828     13.843    12.127     9.393       --       --
Venture III No. of
   Units                    46,792      55,194      72,914      88,982    145,995    161,214   179,382   102,575       --       --
NY Venture III No. of
   Units                     3,568       3,666       4,134       4,670      6,072      3,870     2,836     3,755       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.136      18.802      18.675      16.582     15.489     13.575    10.520    12.500       --       --
Value at End of Year        14.042      11.136      18.802      18.675     16.582     15.489    13.575    10.520       --       --
Venture III No. of
   Units                    39,206      44,356      53,022      76,288     98,547    186,545   201,009    98,190       --       --
NY Venture III No. of
   Units                     6,570       7,368       9,020      28,512     32,954     18,302    17,524     1,371       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.026      18.643      18.545      16.492     15.427     13.542    10.510    12.500       --       --
Value at End of Year        13.882      11.026      18.643      18.545     16.492     15.427    13.542    10.510       --       --
Venture III No. of
   Units                    11,722      12,544      21,189      32,565     28,697     66,175    29,866       644       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.989      18.591      18.503      16.462     15.407     13.531    10.506    12.500       --       --
Value at End of Year        13.829      10.989      18.591      18.503     16.462     15.407    13.531    10.506       --       --
Venture III No. of
   Units                     7,328       8,217       8,151       8,392     14,319     15,102    21,357     8,464       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.272      20.792      20.725      18.467     17.309     15.224    12.500        --       --       --
Value at End of Year        15.420      12.272      20.792      20.725     18.467     17.309    15.224        --       --       --
Venture III No. of
   Units                     3,783       3,852       4,766       6,517      6,049      5,404     1,042        --       --       --

ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      12.377      21.675      19.667      18.760     17.498     16.700    13.137    17.668   18.852       --
Value at End of Year        14.742      12.377      21.675      19.667     18.760     17.498    16.700    13.137   17.668       --
Venture III No. of
   Units                    36,722      48,903      55,334      72,572     89,514    113,838   130,133   151,490   35,124       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year       8.135      14.253      12.939      12.348     11.524     11.004     8.660    11.653   12.500       --
Value at End of Year         9.684       8.135      14.253      12.939     12.348     11.524    11.004     8.660   11.653       --
Venture III No. of
   Units                    53,653      77,877      90,346     113,486    145,664    241,172   238,783   251,749    8,374       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year       8.045      14.117      12.834      12.267     11.465     10.964     8.642    11.646   12.500       --
Value at End of Year         9.563       8.045      14.117      12.834     12.267     11.465    10.964     8.642   11.646       --
Venture III No. of
   Units                       808         795       1,894       1,915      9,014     10,212    19,114    19,502    8,374       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.015      14.071      12.800      12.240     11.445     10.951     8.636    11.643   12.500       --
Value at End of Year         9.522       8.015      14.071      12.800     12.240     11.445    10.951     8.636   11.643       --
Venture III No. of
   Units                    20,752      20,434      22,793      31,673     52,140     64,513    97,820    93,012   27,423       --

ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year       8.797      15.437      14.035      13.420     12.543     11.993     9.451    11.789       --       --
Value at End of Year        10.459       8.797      15.437      14.035     13.420     12.543    11.993     9.451       --       --
Venture III No. of
   Units                   208,245     236,824     323,710     366,344    434,770    462,122   370,909   124,053       --       --
NY Venture III No. of
   Units                    22,403      28,849      33,727      36,804     34,207     36,166    21,602    15,156       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       9.297      16.322      14.847      14.204     13.282     12.705    10.018    12.500       --       --
Value at End of Year        11.047       9.297      16.322      14.847     14.204     13.282    12.705    10.018       --       --
Venture III No. of
   Units                    86,539     108,285     151,984     193,883    297,339    438,693   451,315   228,302       --       --
NY Venture III No. of
   Units                    21,368      22,539      31,034      63,471    127,457    161,605   133,554    28,524       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       9.204      16.184      14.744      14.126     13.229     12.674    10.009    12.500       --       --
Value at End of Year        10.921       9.204      16.184      14.744     14.126     13.229    12.674    10.009       --       --
Venture III No. of
   Units                    55,660      66,213      87,576     131,885    169,488    219,198   128,736     6,015       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       9.174      16.139      14.710      14.101     13.212     12.664    10.005    12.500       --       --
Value at End of Year        10.880       9.174      16.139      14.710     14.101     13.212    12.664    10.005       --       --
Venture III No. of
   Units                    12,473      14,296      16,561      24,967     34,839     78,076   106,067    90,488       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      10.762      18.961      17.309      16.617     15.592     14.968    12.500        --       --       --
Value at End of Year        12.744      10.762      18.961      17.309     16.617     15.592    14.968        --       --       --
Venture III No. of
   Units                    12,209      13,988      13,932      14,486     14,715     13,776    10,409        --       --       --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      11.931      17.032      15.986      14.291     13.744     12.050     8.854    12.473   12.358       --
Value at End of Year        14.858      11.931      17.032      15.986     14.291     13.744    12.050     8.854   12.473       --
Venture III No. of
   Units                    63,849      85,247     102,778     133,764    145,087    203,269   301,527   276,456  139,769       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      11.965      17.090      16.048      14.354     13.811     12.115     8.906    12.553   12.500       --
Value at End of Year        14.894      11.965      17.090      16.048     14.354     13.811    12.115     8.906   12.553       --
Venture III No. of
   Units                    41,005      48,357      59,248      80,515    124,010    188,315   168,168   164,435    1,015       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year      11.833      16.927      15.919      14.260     13.740     12.071     8.887    12.545   12.500       --
Value at End of Year        14.707      11.833      16.927      15.919     14.260     13.740    12.071     8.887   12.545       --
Venture III No. of
   Units                     1,219       1,223       2,312       3,429      3,494      5,386     6,173     7,884    1,015       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.789      16.872      15.876      14.228     13.717     12.057     8.881    12.543   12.500       --
Value at End of Year        14.645      11.789      16.872      15.876     14.228     13.717    12.057     8.881   12.543       --
Venture III No. of
   Units                    29,477      35,098      37,166      43,047     47,104     66,655    67,745    53,533   12,061       --

ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      11.817      16.891      15.895      14.233     13.726     12.051     8.867    11.475       --       --
Value at End of Year        14.693      11.817      16.891      15.895     14.233     13.726    12.051     8.867       --       --
Venture III No. of
   Units                   342,402     395,827     538,429     813,538    942,064  1,166,096   562,813    81,179       --       --
NY Venture III No. of
   Units                    50,414      63,658      69,915      85,380     73,911     54,276    24,782     9,080       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.830      18.348      17.275      15.476     14.932     13.117     9.656    12.500       --       --
Value at End of Year        15.945      12.830      18.348      17.275     15.476     14.932    13.117     9.656       --       --
Venture III No. of
   Units                    91,219     102,850     162,389     244,765    381,046    491,188   444,272   194,899       --       --
NY Venture III No. of
   Units                    52,967      59,349      80,712     127,680    191,896    207,579   135,616    33,747       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year      12.703      18.193      17.155      15.392     14.873     13.085     9.647    12.500       --       --
Value at End of Year        15.763      12.703      18.193      17.155     15.392     14.873    13.085     9.647       --       --
Venture III No. of
   Units                   296,502     339,321     427,136     627,264    679,789    652,985   364,983     7,884       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.661      18.142      17.116      15.364     14.854     13.074     9.644    12.500       --       --
Value at End of Year        15.703      12.661      18.142      17.116     15.364     14.854    13.074     9.644       --       --
Venture III No. of
   Units                    14,102      16,257      22,477      32,208     58,565     47,276    55,028    26,380       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      14.616      20.975      19.818      17.817     17.251     15.207    12.500        --       --       --
Value at End of Year        18.101      14.616      20.975      19.818     17.817     17.251    15.207        --       --       --
Venture III No. of
   Units                    39,367      40,169      43,257      61,793     73,169     55,207    26,576        --       --       --

AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year       8.628      12.501      12.500          --         --         --        --        --       --       --
Value at End of Year        10.461       8.628      12.501          --         --         --        --        --       --       --
Venture III No. of
   Units                38,440,013  29,305,892  12,566,264          --         --         --        --        --       --       --
NY Venture III No. of
   Units                 2,191,688   1,874,834     819,202          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       8.620      12.497      12.500          --         --         --        --        --       --       --
Value at End of Year        10.447       8.620      12.497          --         --         --        --        --       --       --
Venture III No. of
   Units                   942,611     334,154     312,172          --         --         --        --        --       --       --
NY Venture III No. of
   Units                   161,544      77,825     125,274          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year       8.599      12.484      12.500          --         --         --        --        --       --       --
Value at End of Year        10.405       8.599      12.484          --         --         --        --        --       --       --
Venture III No. of
   Units                21,351,543  16,411,509   7,583,009          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.591      12.480      12.500          --         --         --        --        --       --       --
Value at End of Year        10.391       8.591      12.480          --         --         --        --        --       --       --
Venture III No. of
   Units                   162,139     137,818     123,820          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       8.570      12.468      12.500          --         --         --        --        --       --       --
Value at End of Year        10.350       8.570      12.468          --         --         --        --        --       --       --
Venture III No. of
   Units                    68,780      31,244      34,518          --         --         --        --        --       --       --

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year      12.270      19.726      19.763      17.202     16.395     15.274    12.500        --       --       --
Value at End of Year        15.343      12.270      19.726      19.763     17.202     16.395    15.274        --       --       --
Venture III No. of
   Units                   792,608     907,856   1,255,606   1,728,301  1,959,140  1,985,698   948,047        --       --       --
NY Venture III No. of
   Units                    75,534     123,109     141,988     168,594    169,247    162,561   104,654        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.235      19.680      19.727      17.180     16.382     15.269    12.500        --       --       --
Value at End of Year        15.292      12.235      19.680      19.727     17.180     16.382    15.269        --       --       --
Venture III No. of
   Units                   113,193     136,697     156,710     253,365    308,209    388,717   288,812        --       --       --
NY Venture III No. of
   Units                    52,401     194,770     243,417     307,120    338,484    320,556   170,467        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year      12.131      19.543      19.620      17.111     16.341     15.254    12.500        --       --       --
Value at End of Year        15.140      12.131      19.543      19.620     17.111     16.341    15.254        --       --       --
Venture III No. of
   Units                   724,434     805,378   1,071,162   1,387,279  1,628,742  1,712,912   942,836        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.097      19.498      19.584      17.089     16.327     15.249    12.500        --       --       --
Value at End of Year        15.090      12.097      19.498      19.584     17.089     16.327    15.249        --       --       --
Venture III No. of
   Units                    15,392      16,169      20,698      39,434     76,063     87,684    63,220        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      11.995      19.362      19.477      17.021     16.287     15.234    12.500        --       --       --
Value at End of Year        14.939      11.995      19.362      19.477     17.021     16.287    15.234        --       --       --
Venture III No. of
   Units                    39,802      47,914      70,714     110,648    128,693    128,696    72,296        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)
Contracts with no Optional Benefits
Value at Start of Year      11.649      13.133      12.994      12.405     12.500         --        --        --       --       --
Value at End of Year        12.824      11.649      13.133      12.994     12.405         --        --        --       --       --
Venture III No. of
   Units                17,812,583  16,984,638  22,960,621  13,498,163  3,566,287         --        --        --       --       --
NY Venture III No. of
   Units                 2,511,676   2,426,076   3,467,939   2,379,854    711,816         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.629      13.117      12.985      12.402     12.500         --        --        --       --       --
Value at End of Year        12.796      11.629      13.117      12.985     12.402         --        --        --       --       --
Venture III No. of
   Units                   231,659     189,547     164,965      93,666     74,043         --        --        --       --       --
NY Venture III No. of
   Units                   116,196      97,090     106,455      66,443     63,355         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year      11.569      13.070      12.957      12.395     12.500         --        --        --       --       --
Value at End of Year        12.712      11.569      13.070      12.957     12.395         --        --        --       --       --
Venture III No. of
   Units                11,086,003  10,626,129  14,641,571   9,089,050  2,994,445         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.550      13.054      12.948      12.392     12.500         --        --        --       --       --
Value at End of Year        12.684      11.550      13.054      12.948     12.392         --        --        --       --       --
Venture III No. of
   Units                    54,619      64,185      70,053      20,449      6,797         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      11.490      13.007      12.921      12.385     12.500         --        --        --       --       --
Value at End of Year        12.600      11.490      13.007      12.921     12.385         --        --        --       --       --
Venture III No. of
   Units                   176,950     206,878     296,103     244,095     91,751         --        --        --       --       --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year       8.528      12.561      12.500          --         --         --        --        --       --       --
Value at End of Year        10.627       8.528      12.561          --         --         --        --        --       --       --
Venture III No. of
   Units                30,064,010  20,655,772     945,211          --         --         --        --        --       --       --
NY Venture III No. of
   Units                 2,375,793   1,740,745     162,659          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       8.524      12.560      12.500          --         --         --        --        --       --       --
Value at End of Year        10.616       8.524      12.560          --         --         --        --        --       --       --
Venture III No. of
   Units                    30,377      31,069      11,335          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    37,344      37,176      15,692          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year       8.509      12.557      12.500          --         --         --        --        --       --       --
Value at End of Year        10.582       8.509      12.557          --         --         --        --        --       --       --
Venture III No. of
   Units                16,410,515  11,463,322     716,006          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.504      12.556      12.500          --         --         --        --        --       --       --
Value at End of Year        10.571       8.504      12.556          --         --         --        --        --       --       --
Venture III No. of
   Units                     1,293       4,853       1,753          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       8.490      12.554      12.500          --         --         --        --        --       --       --
Value at End of Year        10.537       8.490      12.554          --         --         --        --        --       --       --
Venture III No. of
   Units                    59,836      51,346         659          --         --         --        --        --       --       --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year       8.045      12.556      12.500          --         --         --        --        --       --       --
Value at End of Year        10.786       8.045      12.556          --         --         --        --        --       --       --
Venture III No. of
   Units                21,357,524  19,344,948   2,507,938          --         --         --        --        --       --       --
NY Venture III No. of
   Units                 1,464,523   1,453,910     146,886          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       8.041      12.555      12.500          --         --         --        --        --       --       --
Value at End of Year        10.774       8.041      12.555          --         --         --        --        --       --       --
Venture III No. of
   Units                   172,647     185,871     219,740          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    51,086      54,916       7,077          --         --         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       8.027      12.553      12.500          --         --         --        --        --       --       --
Value at End of Year        10.739       8.027      12.553          --         --         --        --        --       --       --
Venture III No. of
   Units                12,925,534  11,665,964   1,669,326          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.022      12.552      12.500          --         --         --        --        --       --       --
Value at End of Year        10.728       8.022      12.552          --         --         --        --        --       --       --
Venture III No. of
   Units                   140,177     169,307     203,472          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       8.009      12.549      12.500          --         --         --        --        --       --       --
Value at End of Year        10.694       8.009      12.549          --         --         --        --        --       --       --
Venture III No. of
   Units                    76,853      96,779     132,028          --         --         --        --        --       --       --

AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year       7.966      13.208      12.500          --         --         --        --        --       --       --
Value at End of Year        11.081       7.966      13.208          --         --         --        --        --       --       --
Venture III No. of
   Units                 4,715,245   5,552,129   5,515,481          --         --         --        --        --       --       --
NY Venture III No. of
   Units                   229,302     232,587     161,723          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       7.959      13.203      12.500          --         --         --        --        --       --       --
Value at End of Year        11.066       7.959      13.203          --         --         --        --        --       --       --
Venture III No. of
   Units                   254,941     167,607     132,889          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    19,908      17,601      29,807          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       7.939      13.190      12.500          --         --         --        --        --       --       --
Value at End of Year        11.022       7.939      13.190          --         --         --        --        --       --       --
Venture III No. of
   Units                 2,604,471   2,784,867   2,678,061          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       7.932      13.186      12.500          --         --         --        --        --       --       --
Value at End of Year        11.007       7.932      13.186          --         --         --        --        --       --       --
Venture III No. of
   Units                    17,399      11,946      14,186          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       7.913      13.172      12.500          --         --         --        --        --       --       --
Value at End of Year        10.963       7.913      13.172          --         --         --        --        --       --       --
Venture III No. of
   Units                    28,823       8,772       7,459          --         --         --        --        --       --       --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year       6.126      13.480      12.500          --         --         --        --        --       --       --
Value at End of Year         9.667       6.126      13.480          --         --         --        --        --       --       --
Venture III No. of
   Units                 1,956,643   2,239,804   1,857,743          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    80,501      89,120      48,866          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       6.121      13.475      12.500          --         --         --        --        --       --       --
Value at End of Year         9.655       6.121      13.475          --         --         --        --        --       --       --
Venture III No. of
   Units                    70,618      30,646      92,002          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    26,659      10,927      18,580          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       6.105      13.462      12.500          --         --         --        --        --       --       --
Value at End of Year         9.616       6.105      13.462          --         --         --        --        --       --       --
Venture III No. of
   Units                   988,293   1,113,683     897,948          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       6.100      13.457      12.500          --         --         --        --        --       --       --
Value at End of Year         9.603       6.100      13.457          --         --         --        --        --       --       --
Venture III No. of
   Units                    41,660      11,991      12,502          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       6.085      13.444      12.500          --         --         --        --        --       --       --
Value at End of Year         9.565       6.085      13.444          --         --         --        --        --       --       --
Venture III No. of
   Units                    25,246       3,369      11,137          --         --         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year      12.393      22.614      20.578      19.079     16.780     15.244    12.500        --       --       --
Value at End of Year        16.906      12.393      22.614      20.578     19.079     16.780    15.244        --       --       --
Venture III No. of
   Units                15,801,921  18,679,406  18,225,185  17,328,740 13,041,370  8,375,265 2,475,448        --       --       --
NY Venture III No. of
   Units                 2,054,660   2,458,149   2,362,167   2,062,722  1,184,869    341,820   131,990        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.358      22.561      20.541      19.054     16.766     15.239    12.500        --       --       --
Value at End of Year        16.849      12.358      22.561      20.541     19.054     16.766    15.239        --       --       --
Venture III No. of
   Units                   748,301     810,449     956,901   1,281,449  1,559,117  1,351,116   858,573        --       --       --
NY Venture III No. of
   Units                   857,606     981,629   1,039,537   1,219,788  1,281,340    825,367   245,799        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.254      22.404      20.428      18.978     16.725     15.224    12.500        --       --       --
Value at End of Year        16.682      12.254      22.404      20.428     18.978     16.725    15.224        --       --       --
Venture III No. of
   Units                10,841,801  12,636,905  12,488,242  12,553,858 10,175,695  6,880,421 2,612,352        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.219      22.352      20.391      18.953     16.711     15.219    12.500        --       --       --
Value at End of Year        16.626      12.219      22.352      20.391     18.953     16.711    15.219        --       --       --
Venture III No. of
   Units                   216,670     225,615     218,296     178,045    236,527    252,328   173,612        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.116      22.197      20.280      18.878     16.669     15.204    12.500        --       --       --
Value at End of Year        16.461      12.116      22.197      20.280     18.878     16.669    15.204        --       --       --
Venture III No. of
   Units                   473,064     565,698     558,467     602,832    553,681    419,925   180,221        --       --       --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year      12.110      19.914      19.379      17.188     16.596     15.363    12.500        --       --       --
Value at End of Year        15.565      12.110      19.914      19.379     17.188     16.596    15.363        --       --       --
Venture III No. of
   Units                16,745,026  17,989,357  18,883,053  16,580,920 12,287,959  6,992,566 1,544,985        --       --       --
NY Venture III No. of
   Units                 2,213,341   2,463,343   2,600,384   2,126,401  1,227,423    282,665    76,292        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.076      19.867      19.344      17.165     16.582     15.358    12.500        --       --       --
Value at End of Year        15.513      12.076      19.867      19.344     17.165     16.582    15.358        --       --       --
Venture III No. of
   Units                   914,325     265,128     351,538     566,331    723,902    730,270   446,416        --       --       --
NY Venture III No. of
   Units                   861,426     830,894     928,041   1,044,345  1,141,109    639,202   165,437        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.974      19.729      19.238      17.097     16.541     15.343    12.500        --       --       --
Value at End of Year        15.359      11.974      19.729      19.238     17.097     16.541    15.343        --       --       --
Venture III No. of
   Units                10,826,130  11,766,693  12,417,178  11,346,670  9,004,004  5,153,685 1,644,885        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.940      19.683      19.203      17.075     16.527     15.338    12.500        --       --       --
Value at End of Year        15.308      11.940      19.683      19.203     17.075     16.527    15.338        --       --       --
Venture III No. of
   Units                   150,114      55,553      79,158      93,594     99,134    193,184   107,141        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      11.839      19.546      19.098      17.007     16.486     15.322    12.500        --       --       --
Value at End of Year        15.156      11.839      19.546      19.098     17.007     16.486    15.322        --       --       --
Venture III No. of
   Units                   441,067     526,682     606,310     652,957    607,590    462,271   208,488        --       --       --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year       8.888      11.951      12.500          --         --         --        --        --       --       --
Value at End of Year        12.101       8.888      11.951          --         --         --        --        --       --       --
Venture III No. of
   Units                 1,039,141   1,068,220   1,215,193          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    46,824      44,909      34,935          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       8.880      11.947      12.500          --         --         --        --        --       --       --
Value at End of Year        12.085       8.880      11.947          --         --         --        --        --       --       --
Venture III No. of
   Units                   117,930      11,059       6,406          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    31,975       1,621       3,704          --         --         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       8.858      11.935      12.500          --         --         --        --        --       --       --
Value at End of Year        12.037       8.858      11.935          --         --         --        --        --       --       --
Venture III No. of
   Units                   632,346     521,522     581,979          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.851      11.931      12.500          --         --         --        --        --       --       --
Value at End of Year        12.021       8.851      11.931          --         --         --        --        --       --       --
Venture III No. of
   Units                    28,572       1,553          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       8.829      11.919      12.500          --         --         --        --        --       --       --
Value at End of Year        11.972       8.829      11.919          --         --         --        --        --       --       --
Venture III No. of
   Units                    18,031       5,699         467          --         --         --        --        --       --       --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year      17.701      31.284      26.637      22.885     19.248     16.481    12.500        --       --       --
Value at End of Year        24.796      17.701      31.284      26.637     22.885     19.248    16.481        --       --       --
Venture III No. of
   Units                 7,513,785   8,964,897   9,317,458   9,205,373  6,653,279  3,491,453   586,657        --       --       --
NY Venture III No. of
   Units                   815,057   1,002,161   1,016,847     896,929    479,884    102,347    15,027        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      17.651      31.211      26.588      22.855     19.232     16.475    12.500        --       --       --
Value at End of Year        24.713      17.651      31.211      26.588     22.855     19.232    16.475        --       --       --
Venture III No. of
   Units                   413,241     430,283     556,481     595,306    682,654    521,883   275,436        --       --       --
NY Venture III No. of
   Units                   314,691     359,333     403,664     509,853    585,234    301,739    70,097        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year      17.502      30.994      26.443      22.764     19.185     16.459    12.500        --       --       --
Value at End of Year        24.467      17.502      30.994      26.443     22.764     19.185    16.459        --       --       --
Venture III No. of
   Units                 5,077,240   6,026,026   6,181,552   6,189,533  4,498,519  2,393,198   525,458        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      17.452      30.922      26.395      22.734     19.169     16.454    12.500        --       --       --
Value at End of Year        24.386      17.452      30.922      26.395     22.734     19.169    16.454        --       --       --
Venture III No. of
   Units                    59,615      61,416      75,994     158,306    126,331    110,296    19,661        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      17.305      30.707      26.251      22.644     19.121     16.437    12.500        --       --       --
Value at End of Year        24.144      17.305      30.707      26.251     22.644     19.121    16.437        --       --       --
Venture III No. of
   Units                   201,440     241,843     252,578     313,031    295,957    180,409    50,920        --       --       --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year       8.405      14.902      12.500          --         --         --        --        --       --       --
Value at End of Year        12.303       8.405      14.902          --         --         --        --        --       --       --
Venture III No. of
   Units                 1,007,524     958,720   1,281,731          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    40,608      41,307      24,343          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       8.398      14.897      12.500          --         --         --        --        --       --       --
Value at End of Year        12.286       8.398      14.897          --         --         --        --        --       --       --
Venture III No. of
   Units                   223,008     135,237     150,067          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    26,383      19,238      32,490          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year       8.376      14.882      12.500          --         --         --        --        --       --       --
Value at End of Year        12.237       8.376      14.882          --         --         --        --        --       --       --
Venture III No. of
   Units                   609,623     537,002     553,484          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.369      14.877      12.500          --         --         --        --        --       --       --
Value at End of Year        12.221       8.369      14.877          --         --         --        --        --       --       --
Venture III No. of
   Units                    49,113      22,899      17,931          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       8.348      14.863      12.500          --         --         --        --        --       --       --
Value at End of Year        12.172       8.348      14.863          --         --         --        --        --       --       --
Venture III No. of
   Units                    20,750      10,565       8,952          --         --         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 7-20-1998)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      10.563      17.002      17.007      14.211     14.055     12.881     9.842    12.187   12.500       --
Value at End of Year        13.601      10.563      17.002      17.007     14.211     14.055    12.881     9.842   12.187       --
Venture III No. of
   Units                       406         409       1,255       1,238      1,328      5,719     7,270     7,361    1,275       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      10.708      17.244      17.259      14.428     14.277     13.091    10.008    10.611   12.500       --
Value at End of Year        13.782      10.708      17.244      17.259     14.428     14.277    13.091    10.008   10.611       --
Venture III No. of
   Units                       332         334         337      11,978     12,255     15,165    15,240    14,836       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year          --          --      17.119      14.333     14.204     13.044     9.986    10.611   12.500       --
Value at End of Year            --          --      17.079      17.119     14.333     14.204    13.044     9.986   10.611       --
Venture III No. of
   Units                        --          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      17.073      14.301     14.180     13.028     9.979    12.388   12.500       --
Value at End of Year            --          --      17.024      17.073     14.301     14.180    13.028     9.979   12.388       --
Venture III No. of
   Units                        --          --          --          --         --         --        --        --       --       --

BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited
11-21-2003)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --      20.807      18.179     16.746     14.908    13.813        --       --       --
Value at End of Year            --          --      23.908      20.807     18.179     16.746    14.908        --       --       --
Venture III No. of
   Units                        --          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --      23.903      20.894     19.257     17.152    15.893        --       --       --
Value at End of Year            --          --      27.451      23.903     20.894     19.257    17.152        --       --       --
Venture III No. of
   Units                        --          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year          --          --      23.710      20.756     19.159     17.090    15.838        --       --       --
Value at End of Year            --          --      27.188      23.710     20.756     19.159    17.090        --       --       --
Venture III No. of
   Units                        --          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      23.646      20.710     19.126     17.069    15.819        --       --       --
Value at End of Year            --          --      27.101      23.646     20.710     19.126    17.069        --       --       --
Venture III No. of
   Units                        --          --          --          --         --         --        --        --       --       --

BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited
7-20-1998)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      12.047      20.481      21.042      18.985     17.508     15.505    11.052    14.756   12.500       --
Value at End of Year        15.196      12.047      20.481      21.042     18.985     17.508    15.505    11.052   14.756       --
Venture III No. of
   Units                     1,234       1,481       5,832       5,867      7,024      7,926    10,803    10,911    7,527       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      10.798      18.367      18.879      17.043     15.724     13.933     9.936    10.300   12.500       --
Value at End of Year        13.614      10.798      18.367      18.879     17.043     15.724    13.933     9.936   10.300       --
Venture III No. of
   Units                       671         691         580       4,013      4,376      4,472     4,532     4,671       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year          --          --      18.727      16.930     15.644     13.882     9.915    10.300   12.500       --
Value at End of Year            --          --      18.191      18.727     16.930     15.644    13.882     9.915   10.300       --
Venture III No. of
   Units                        --          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      18.676      16.893     15.617     13.865     9.908    13.262   12.500       --
Value at End of Year            --          --      18.133      18.676     16.893     15.617    13.865     9.908   13.262       --
Venture III No. of
   Units                        --          --          --          --         --         --        --        --       --       --

BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      15.177      26.853      24.215      22.464     21.626     20.165    15.871    21.303   21.898       --
Value at End of Year        21.333      15.177      26.853      24.215     22.464     21.626    20.165    15.871   21.303       --
Venture III No. of
   Units                   132,130     169,683     151,990     185,186    224,831    273,059   405,084   400,734  169,381       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year       8.621      15.261      13.769      12.779     12.309     11.483     9.042    12.143   12.500       --
Value at End of Year        12.112       8.621      15.261      13.769     12.779     12.309    11.483     9.042   12.143       --
Venture III No. of
   Units                   333,112     376,442     236,536     332,540    446,496    591,541   700,061   733,780    6,710       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year       8.526      15.115      13.657      12.695     12.246     11.441     9.023    12.136   12.500       --
Value at End of Year        11.960       8.526      15.115      13.657     12.695     12.246    11.441     9.023   12.136       --
Venture III No. of
   Units                    34,007      35,344      36,029      43,030     43,523     51,035    71,726    67,960    6,710       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.494      15.066      13.621      12.667     12.225     11.428     9.017    12.133   12.500       --
Value at End of Year        11.909       8.494      15.066      13.621     12.667     12.225    11.428     9.017   12.133       --
Venture III No. of
   Units                    91,372      84,718     100,228     122,320    165,401    205,182   200,869   210,871   69,505       --

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year       9.007      15.962      14.424      13.414     12.943     12.091     9.527    11.661       --       --
Value at End of Year        12.630       9.007      15.962      14.424     13.414     12.943    12.091     9.527       --       --
Venture III No. of
   Units                 1,915,212   2,029,070   2,172,974   2,671,447  2,875,894  2,397,411 1,497,368   467,566       --       --
NY Venture III No. of
   Units                   157,255     172,630     153,308     179,909    192,392    129,971    79,549    28,105       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       9.623      17.062      15.426      14.353     13.855     12.950    10.209    12.500       --       --
Value at End of Year        13.487       9.623      17.062      15.426     14.353     13.855    12.950    10.209       --       --
Venture III No. of
   Units                   531,322     605,505     652,367     851,820  1,106,527  1,287,623 1,447,638   746,218       --       --
NY Venture III No. of
   Units                   172,910     192,476     172,849     223,115    255,418    205,768   133,615   114,270       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year       9.527      16.918      15.319      14.275     13.801     12.918    10.200    12.500       --       --
Value at End of Year        13.334       9.527      16.918      15.319     14.275     13.801    12.918    10.200       --       --
Venture III No. of
   Units                 1,112,135   1,222,351   1,251,490   1,573,877  1,678,672  1,183,363   492,024    67,960       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       9.496      16.870      15.284      14.249     13.782     12.908    10.196    12.500       --       --
Value at End of Year        13.283       9.496      16.870      15.284     14.249     13.782    12.908    10.196       --       --
Venture III No. of
   Units                    76,573      85,506      72,274      93,052    111,893    148,744   161,025   104,192       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      10.738      19.106      17.335      16.186     15.679     14.706    12.500        --       --       --
Value at End of Year        14.998      10.738      19.106      17.335     16.186     15.679    14.706        --       --       --
Venture III No. of
   Units                   143,180     144,505     140,425     175,631    163,658    120,990    49,072        --       --       --

CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year       6.273      10.160       9.256       9.201      8.205      7.630     5.992     8.779    9.196       --
Value at End of Year         8.781       6.273      10.160       9.256      9.201      8.205     7.630     5.992    8.779       --
Venture III No. of
   Units                   251,748     287,512     360,827     520,227    254,549    358,348   387,166   366,979   80,024       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year       8.451      13.694      12.481      12.413     11.076     10.305     8.095    11.868   12.500       --
Value at End of Year        11.822       8.451      13.694      12.481     12.413     11.076    10.305     8.095   11.868       --
Venture III No. of
   Units                   202,018     223,316     283,863     407,101    240,673    289,125   339,054   367,924    4,837       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year       8.357      13.562      12.380      12.331     11.019     10.267     8.078    11.861   12.500       --
Value at End of Year        11.674       8.357      13.562      12.380     12.331     11.019    10.267     8.078   11.861       --
Venture III No. of
   Units                    16,953      21,174      23,094      23,849     11,535     13,330    18,973    39,623    4,837       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.326      13.519      12.346      12.304     11.000     10.255     8.073    11.858   12.500       --
Value at End of Year        11.625       8.326      13.519      12.346     12.304     11.000    10.255     8.073   11.858       --
Venture III No. of
   Units                   146,759     173,580     182,164     221,171     67,060     94,529   109,634   103,157   20,129       --

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year       8.326      14.700      13.420      13.367     11.952     11.125     8.743    11.443       --       --
Value at End of Year        11.634       8.326      14.700      13.420     13.367     11.952    11.125     8.743       --       --
Venture III No. of
   Units                   837,819     863,583   1,065,051   1,473,495    765,855    643,607   565,726   202,403       --       --
NY Venture III No. of
   Units                    56,771      59,267      77,632      84,168     20,075     21,384    11,100    11,847       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       9.861      16.012      14.626      14.575     13.038     12.142     9.547    12.500       --       --
Value at End of Year        13.770       9.861      16.012      14.626     14.575     13.038    12.142     9.547       --       --
Venture III No. of
   Units                   561,565     635,839     779,261   1,073,787    614,695    714,630   788,230   397,347       --       --
NY Venture III No. of
   Units                   100,395     112,167     144,581     198,806     42,337     45,087    36,933    26,055       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year       9.763      15.877      14.525      14.496     12.987     12.112     9.538    12.500       --       --
Value at End of Year        13.613       9.763      15.877      14.525     14.496     12.987    12.112     9.538       --       --
Venture III No. of
   Units                   436,089     474,346     571,431     771,867    357,179    273,041   174,607    39,623       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       9.730      15.832      14.491      14.470     12.970     12.102     9.535    12.500       --       --
Value at End of Year        13.561       9.730      15.832      14.491     14.470     12.970    12.102     9.535       --       --
Venture III No. of
   Units                    64,554      68,889      85,055     109,450     80,330    100,979   108,546    65,452       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      11.851      19.312      17.703      17.703     15.892     14.851    12.500        --       --       --
Value at End of Year        16.493      11.851      19.312      17.703     17.703     15.892    14.851        --       --       --
Venture III No. of
   Units                    13,948      18,723      27,714      50,143     16,881     16,513    12,116        --       --       --

CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year       9.056      12.500          --          --         --         --        --        --       --       --
Value at End of Year        11.565       9.056          --          --         --         --        --        --       --       --
Venture III No. of
   Units                 8,214,841   5,000,267          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                   419,379     248,040          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       9.053      12.500          --          --         --         --        --        --       --       --
Value at End of Year        11.556       9.053          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    58,896      54,116          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                       830      10,557          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year       9.046      12.500          --          --         --         --        --        --       --       --
Value at End of Year        11.529       9.046          --          --         --         --        --        --       --       --
Venture III No. of
   Units                 5,036,947   2,574,671          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       9.043      12.500          --          --         --         --        --        --       --       --
Value at End of Year        11.521       9.043          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    29,877      19,002          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       9.036      12.500          --          --         --         --        --        --       --       --
Value at End of Year        11.494       9.036          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    49,435      43,426          --          --         --         --        --        --       --       --

CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year          --      14.431      16.828      14.768     13.745     12.500        --        --       --       --
Value at End of Year            --       7.710      14.431      16.828     14.768     13.745        --        --       --       --
Venture III No. of
   Units                        --     219,212     263,018     321,955    178,689    121,626        --        --       --       --
NY Venture III No. of
   Units                        --      34,301      39,281      35,669     19,768     17,716        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --      14.405      16.805      14.756     13.741     12.500        --        --       --       --
Value at End of Year            --       7.692      14.405      16.805     14.756     13.741        --        --       --       --
Venture III No. of
   Units                        --      47,085      74,381     136,097     40,825     11,187        --        --       --       --
NY Venture III No. of
   Units                        --      18,899      15,539      20,624     25,715     18,657        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year          --      14.326      16.739      14.719     13.727     12.500        --        --       --       --
Value at End of Year            --       7.638      14.326      16.739     14.719     13.727        --        --       --       --
Venture III No. of
   Units                        --     142,586     148,221     230,487    127,848     67,852        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      14.300      16.716      14.707     13.723     12.500        --        --       --       --
Value at End of Year            --       7.621      14.300      16.716     14.707     13.723        --        --       --       --
Venture III No. of
   Units                        --      11,991       6,599      11,406      6,688      2,559        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --      14.222      16.650      14.671     13.709     12.500        --        --       --       --
Value at End of Year            --       7.567      14.222      16.650     14.671     13.709        --        --       --       --
Venture III No. of
   Units                        --       1,413       5,872       5,509      5,933      4,832        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year       8.738      12.500          --          --         --         --        --        --       --       --
Value at End of Year        10.752       8.738          --          --         --         --        --        --       --       --
Venture III No. of
   Units                 4,162,603   1,831,891          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                   166,219      20,014          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       8.736      12.500          --          --         --         --        --        --       --       --
Value at End of Year        10.744       8.736          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    35,318       7,374          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                       879       1,548          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       8.728      12.500          --          --         --         --        --        --       --       --
Value at End of Year        10.719       8.728          --          --         --         --        --        --       --       --
Venture III No. of
   Units                 2,224,000     915,753          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.726      12.500          --          --         --         --        --        --       --       --
Value at End of Year        10.711       8.726          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    42,070      11,240          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       8.719      12.500          --          --         --         --        --        --       --       --
Value at End of Year        10.686       8.719          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    20,627      12,657          --          --         --         --        --        --       --       --

CORE ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.012          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   295,664          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                     7,004          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        14.992          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   154,844          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        14.987          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    10,066          --          --          --         --         --        --        --       --       --

CORE BALANCED TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.004          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   711,906          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    48,472          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        14.999          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                     5,534          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    14,872          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        14.984          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   251,162          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        14.979          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    10,885          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        14.964          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                       943          --          --          --         --         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year      13.443      13.251      12.703      12.463     12.500         --        --        --       --       --
Value at End of Year        14.494      13.443      13.251      12.703     12.463         --        --        --       --       --
Venture III No. of
   Units                    72,032      36,280      34,960       7,442        391         --        --        --       --       --
NY Venture III No. of
   Units                       594       6,165         126         479        121         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      13.419      13.233      12.692      12.459     12.500         --        --        --       --       --
Value at End of Year        14.460      13.419      13.233      12.692     12.459         --        --        --       --       --
Venture III No. of
   Units                    35,604      94,428       4,323       1,739        414         --        --        --       --       --
NY Venture III No. of
   Units                     1,526         259         256          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      13.345      13.180      12.660      12.446     12.500         --        --        --       --       --
Value at End of Year        14.359      13.345      13.180      12.660     12.446         --        --        --       --       --
Venture III No. of
   Units                    70,684     103,611       8,468       6,436      3,739         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.320      13.163      12.650      12.442     12.500         --        --        --       --       --
Value at End of Year        14.326      13.320      13.163      12.650     12.442         --        --        --       --       --
Venture III No. of
   Units                     3,205          53          82          81         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      13.247      13.110      12.618      12.430     12.500         --        --        --       --       --
Value at End of Year        14.226      13.247      13.110      12.618     12.430         --        --        --       --       --
Venture III No. of
   Units                     5,969       5,022          --          --         --         --        --        --       --       --

CORE DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.370          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   850,545          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    43,570          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.365          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    13,560          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                     1,547          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.349          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   592,387          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.344          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    21,924          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.329          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                     2,365          --          --          --         --         --        --        --       --       --

CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year          --      14.152      15.317      14.624     14.055     12.500        --        --       --       --
Value at End of Year            --       6.321      14.152      15.317     14.624     14.055        --        --       --       --
Venture III No. of
   Units                        --     750,837     848,728     265,806    984,498    517,680        --        --       --       --
NY Venture III No. of
   Units                        --      48,028      65,439      67,270     60,439     14,371        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --      14.126      15.296      14.612     14.051     12.500        --        --       --       --
Value at End of Year            --       6.306      14.126      15.296     14.612     14.051        --        --       --       --
Venture III No. of
   Units                        --      18,246      31,830      44,377     94,766     76,892        --        --       --       --
NY Venture III No. of
   Units                        --      56,005      53,098      76,667     59,349     21,952        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year          --      14.049      15.235      14.576     14.037     12.500        --        --       --       --
Value at End of Year            --       6.262      14.049      15.235     14.576     14.037        --        --       --       --
Venture III No. of
   Units                        --     446,779     430,852     482,630    640,016    334,984        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      14.023      15.215      14.563     14.032     12.500        --        --       --       --
Value at End of Year            --       6.247      14.023      15.215     14.563     14.032        --        --       --       --
Venture III No. of
   Units                        --         541       1,985       2,298      7,103     20,008        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --      13.946      15.155      14.527     14.018     12.500        --        --       --       --
Value at End of Year            --       6.204      13.946      15.155     14.527     14.018        --        --       --       --
Venture III No. of
   Units                        --      33,265      36,549      35,430     38,636     21,509        --        --       --       --

CORE FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        14.684          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   980,775          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    34,847          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        14.679          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                     1,849          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                       116          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        14.664          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   449,200          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        14.644          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    23,195          --          --          --         --         --        --        --       --       --

CORE GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.178          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                 1,745,627          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    90,871          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.173          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    10,781          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    17,344          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.158          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                 1,623,088          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.153          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                     1,649          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        15.138          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                     9,017          --          --          --         --         --        --        --       --       --

CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - SERIES II SHARES (units first credited 2-13-2006)
Contracts with no Optional Benefits
Value at Start of Year      10.225      14.139      13.492      12.500         --         --        --        --       --       --
Value at End of Year        12.236      10.225      14.139      13.492         --         --        --        --       --       --
Venture III No. of
   Units                10,360,098   7,905,890   4,355,699   2,024,581         --         --        --        --       --       --
NY Venture III No. of
   Units                 1,196,494   1,011,023     724,828     344,725         --         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      10.211      14.126      13.486      12.500         --         --        --        --       --       --
Value at End of Year        12.212      10.211      14.126      13.486         --         --        --        --       --       --
Venture III No. of
   Units                    66,892      60,399      13,900      12,201         --         --        --        --       --       --
NY Venture III No. of
   Units                    38,128      71,103      65,033      22,820         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      10.167      14.086      13.468      12.500         --         --        --        --       --       --
Value at End of Year        12.141      10.167      14.086      13.468         --         --        --        --       --       --
Venture III No. of
   Units                 9,955,794   8,353,850   5,978,100   2,741,963         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.152      14.073      13.462      12.500         --         --        --        --       --       --
Value at End of Year        12.118      10.152      14.073      13.462         --         --        --        --       --       --
Venture III No. of
   Units                     8,518      13,301       6,642       6,778         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      10.108      14.033      13.444      12.500         --         --        --        --       --       --
Value at End of Year        12.047      10.108      14.033      13.444         --         --        --        --       --       --
Venture III No. of
   Units                     6,033      14,214         338       2,361         --         --        --        --       --       --

DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year       9.121      12.500          --          --         --         --        --        --       --       --
Value at End of Year        11.391       9.121          --          --         --         --        --        --       --       --
Venture III No. of
   Units                 5,130,672   2,500,233          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                   223,139     143,699          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       9.119      12.500          --          --         --         --        --        --       --       --
Value at End of Year        11.382       9.119          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    59,055      46,907          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                        --       1,217          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       9.111      12.500          --          --         --         --        --        --       --       --
Value at End of Year        11.356       9.111          --          --         --         --        --        --       --       --
Venture III No. of
   Units                 1,566,088     936,755          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       9.109      12.500          --          --         --         --        --        --       --       --
Value at End of Year        11.347       9.109          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    39,764      24,018          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       9.101      12.500          --          --         --         --        --        --       --       --
Value at End of Year        11.321       9.101          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    20,282      12,829          --          --         --         --        --        --       --       --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES (units first credited 8-03-1989)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --          --          --         --     18.084    17.576    16.605   16.389       --
Value at End of Year            --          --          --          --         --     18.473    18.084    17.576   16.605       --
Venture III No. of
   Units                        --          --          --          --         --    176,824   206,285   225,423   40,386       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --          --          --         --     13.790    13.410    12.675   12.500       --
Value at End of Year            --          --          --          --         --     14.080    13.790    13.410   12.675       --
Venture III No. of
   Units                        --          --          --          --         --    188,742   225,752   305,030   26,252       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --          --          --          --         --     13.741    13.381    12.667   12.500       --
Value at End of Year            --          --          --          --         --     14.008    13.741    13.381   12.667       --
Venture III No. of
   Units                        --          --          --          --         --      3,694     6,559    16,141   26,252       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --         --     13.724    13.372    12.665   12.500       --
Value at End of Year            --          --          --          --         --     13.984    13.724    13.372   12.665       --
Venture III No. of
   Units                        --          --          --          --         --     84,618    86,438    78,504   34,146       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --          --          --          --         --     13.566    13.186    12.505       --       --
Value at End of Year            --          --          --          --         --     13.831    13.566    13.186       --       --
Venture III No. of
   Units                        --          --          --          --         --  7,401,186   695,637   252,850       --       --
NY Venture III No. of
   Units                        --          --          --          --         --    254,299    48,803    23,178       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --          --          --         --     13.550    13.177    12.500       --       --
Value at End of Year            --          --          --          --         --     13.807    13.550    13.177       --       --
Venture III No. of
   Units                        --          --          --          --         --    476,849   501,679   253,046       --       --
NY Venture III No. of
   Units                        --          --          --          --         --    417,666    56,838    67,059       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --          --          --         --     13.517    13.165    12.500       --       --
Value at End of Year            --          --          --          --         --     13.753    13.517    13.165       --       --
Venture III No. of
   Units                        --          --          --          --         --  4,302,819   206,340    16,141       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --         --     13.505    13.160    12.500       --       --
Value at End of Year            --          --          --          --         --     13.735    13.505    13.160       --       --
Venture III No. of
   Units                        --          --          --          --         --     85,622   106,307    70,827       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --          --         --     12.529    12.500        --       --       --
Value at End of Year            --          --          --          --         --     12.723    12.529        --       --       --
Venture III No. of
   Units                        --          --          --          --         --    311,393    33,885        --       --       --

DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --       5.421       4.963      4.489      4.149     3.269     4.639    5.329       --
Value at End of Year            --          --       5.826       5.421      4.963      4.489     4.149     3.269    4.639       --
Venture III No. of
   Units                        --          --     342,288     440,165    623,403    827,660   981,398   289,494  114,862       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --      12.543      11.490     10.397      9.615     7.579    10.761   12.500       --
Value at End of Year            --          --      13.473      12.543     11.490     10.397     9.615     7.579   10.761       --
Venture III No. of
   Units                        --          --     156,693     215,226    280,749    441,186   518,212   140,674    3,436       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --          --      12.441      11.414     10.344      9.580     7.563    10.754   12.500       --
Value at End of Year            --          --      13.344      12.441     11.414     10.344     9.580     7.563   10.754       --
Venture III No. of
   Units                        --          --       4,233       7,820      8,051      9,149    15,496     4,726    3,436       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      12.408      11.389     10.326      9.568     7.557    10.752   12.500       --
Value at End of Year            --          --      13.301      12.408     11.389     10.326     9.568     7.557   10.752       --
Venture III No. of
   Units                        --          --     130,999     161,032    222,815    225,775   268,434    46,340   24,817       --

DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --          --      15.365      14.505     13.165     12.165     9.578    11.843       --       --
Value at End of Year            --          --      16.964      15.365     14.505     13.165    12.165     9.578       --       --
Venture III No. of
   Units                        --          --     239,917     356,033    462,359    528,200   541,610    87,128       --       --
NY Venture III No. of
   Units                        --          --      13,422      16,936     23,011     18,994    17,929     4,320       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --      16.636      15.282     13.877     12.829    10.106    12.500       --       --
Value at End of Year            --          --      17.855      16.636     15.282     13.877    12.829    10.106       --       --
Venture III No. of
   Units                        --          --     220,015     305,451    478,947    605,108   709,524    82,533       --       --
NY Venture III No. of
   Units                        --          --      22,354      18,373     27,519     33,123    40,444     5,544       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --      16.520      15.199     13.822     12.798    10.097    12.500       --       --
Value at End of Year            --          --      17.705      16.520     15.199     13.822    12.798    10.097       --       --
Venture III No. of
   Units                        --          --      67,173      80,833    164,259    101,183   104,025     4,726       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      16.482      15.171     13.804     12.787    10.093    12.500       --       --
Value at End of Year            --          --      17.655      16.482     15.171     13.804    12.787    10.093       --       --
Venture III No. of
   Units                        --          --      51,651      63,069    181,834     94,881   184,625    13,216       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --      19.906      18.350     16.721     15.513    12.500        --       --       --
Value at End of Year            --          --      21.291      19.906     18.350     16.721    15.513        --       --       --
Venture III No. of
   Units                        --          --       7,449       8,917     56,261     11,368    28,603        --       --       --

EMERGING GROWTH TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year          --          --      19.616      17.903     16.950     16.159    12.500        --       --       --
Value at End of Year            --          --      20.014      19.616     17.903     16.950    16.159        --       --       --
Venture III No. of
   Units                        --          --      47,689      70,903     60,906     72,374    28,839        --       --       --
NY Venture III No. of
   Units                        --          --       2,407       2,296      2,115      1,792       281        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --      19.580      17.880     16.936     16.154    12.500        --       --       --
Value at End of Year            --          --      19.967      19.580     17.880     16.936    16.154        --       --       --
Venture III No. of
   Units                        --          --       9,943      13,169     11,805     11,246     7,937        --       --       --
NY Venture III No. of
   Units                        --          --      15,924      25,712     17,623     13,145     8,439        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --      19.473      17.809     16.894     16.138    12.500        --       --       --
Value at End of Year            --          --      19.828      19.473     17.809     16.894    16.138        --       --       --
Venture III No. of
   Units                        --          --      34,848      50,665     55,386     45,303    13,253        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      19.438      17.785     16.880     16.132    12.500        --       --       --
Value at End of Year            --          --      19.782      19.438     17.785     16.880    16.132        --       --       --
Venture III No. of
   Units                        --          --       1,835       2,355     12,262      6,010     5,961        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --      19.331      17.714     16.838     16.117    12.500        --       --       --
Value at End of Year            --          --      19.644      19.331     17.714     16.838    16.117        --       --       --
Venture III No. of
   Units                        --          --       1,308       1,896      2,029      2,310     1,165        --       --       --

EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-2009) - SERIES I SHARES
(units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --      20.423      19.218      19.078     16.950     16.832    12.246    17.586   17.912       --
Value at End of Year            --      11.393      20.423      19.218     19.078     16.950    16.832    12.246   17.586       --
Venture III No. of
   Units                        --      50,860      66,699      93,755    136,855      6,561   208,059   187,231   45,391       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --      14.032      13.211      13.121     16.936     11.588     8.435    12.119   12.500       --
Value at End of Year            --       7.824      14.032      13.211     13.121     16.936    11.588     8.435   12.119       --
Venture III No. of
   Units                        --      78,329      88,896     122,288    185,432      2,628   327,397   284,440    2,557       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year          --      13.897      13.104      13.034     16.894     11.546     8.417    12.111   12.500       --
Value at End of Year            --       7.737      13.897      13.104     13.034     16.894    11.546     8.417   12.111       --
Venture III No. of
   Units                        --      17,255      17,665      17,708     18,488         75    27,653    28,910    2,557       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      13.852      13.068      13.005     16.880     11.532     8.411    12.109   12.500       --
Value at End of Year            --       7.709      13.852      13.068     13.005     16.880    11.532     8.411   12.109       --
Venture III No. of
   Units                        --      19,963      36,229      38,613     91,110         52   127,291   110,428   25,841       --

EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-2009) - SERIES II SHARES
(units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --      14.963      14.107      14.036     13.608     12.428     9.059    11.865       --       --
Value at End of Year            --       8.330      14.963      14.107     14.036     13.608    12.428     9.059       --       --
Venture III No. of
   Units                        --     413,935     497,182     746,640    973,157  1,033,645   835,003   174,849       --       --
NY Venture III No. of
   Units                        --      22,661      27,338      30,605     32,329     32,486    22,745    15,125       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --      15.720      14.828      14.760     14.317     13.083     9.540    12.500       --       --
Value at End of Year            --       8.747      15.720      14.828     14.760     14.317    13.083     9.540       --       --
Venture III No. of
   Units                        --     184,895     229,315     357,208    576,528    721,122   813,809   284,420       --       --
NY Venture III No. of
   Units                        --      47,730      55,562      77,144     99,979     96,469    46,979    19,621       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --      15.588      14.726      14.680     14.261     13.051     9.531    12.500       --       --
Value at End of Year            --       8.660      15.588      14.726     14.680     14.261    13.051     9.531       --       --
Venture III No. of
   Units                        --     238,638     292,180     433,321    616,145    624,965   444,605     5,714       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      15.544      14.691      14.653     14.242     13.040     9.528    12.500       --       --
Value at End of Year            --       8.632      15.544      14.691     14.653     14.242    13.040     9.528       --       --
Venture III No. of
   Units                        --     155,897     151,099      46,472    160,149     71,109   154,311    57,058       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --      19.136      18.114      18.094     17.613     16.151    12.500        --       --       --
Value at End of Year            --      10.611      19.136      18.114     18.094     17.613    16.151        --       --       --
Venture III No. of
   Units                        --      69,590      71,902      34,297     83,935     30,299    31,578        --       --       --

EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      21.352      33.899      33.350      28.485     27.864     24.675    19.976    23.419   23.987       --
Value at End of Year        26.403      21.352      33.899      33.350     28.485     27.864    24.675    19.976   23.419       --
Venture III No. of
   Units                   142,667     164,302     203,444     287,725    339,253    450,077   484,523   535,366  133,370       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      11.036      17.529      17.254      14.744     14.431     12.785    10.356    12.147   12.500       --
Value at End of Year        13.640      11.036      17.529      17.254     14.744     14.431    12.785    10.356   12.147       --
Venture III No. of
   Units                   291,920     377,666     459,791     637,450    801,467  1,052,521 1,142,868 1,276,620   28,697       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year      10.913      17.361      17.115      14.647     14.357     12.739    10.334    12.139   12.500       --
Value at End of Year        13.468      10.913      17.361      17.115     14.647     14.357    12.739    10.334   12.139       --
Venture III No. of
   Units                    15,168      19,867      23,296      27,983     52,412     55,715    74,231    72,429   28,697       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.873      17.306      17.068      14.615     14.332     12.723    10.326    12.137   12.500       --
Value at End of Year        13.412      10.873      17.306      17.068     14.615     14.332    12.723    10.326   12.137       --
Venture III No. of
   Units                    85,964     102,430     144,321     198,807    251,739    327,655   316,798   469,145   72,763       --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      11.302      17.998      17.739      15.184     14.882     13.202    10.703    12.849       --       --
Value at End of Year        13.956      11.302      17.998      17.739     15.184     14.882    13.202    10.703       --       --
Venture III No. of
   Units                 2,324,417   2,533,881   3,098,317   4,134,460  4,382,894  4,038,819 2,428,665   789,636       --       --
NY Venture III No. of
   Units                   199,672     193,609     246,063     279,115    317,099    247,244   186,829    94,077       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      10.958      17.461      17.217      14.745     14.459     12.833    10.409    12.500       --       --
Value at End of Year        13.526      10.958      17.461      17.217     14.745     14.459    12.833    10.409       --       --
Venture III No. of
   Units                   976,437   1,091,931   1,457,607   1,888,043  2,573,331  2,845,382 3,022,629 1,472,896       --       --
NY Venture III No. of
   Units                   268,584     271,261     322,274     401,804    464,276    354,708   170,015   208,253       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      10.850      17.314      17.098      14.665     14.402     12.802    10.399    12.500       --       --
Value at End of Year         8.028      10.850      17.314      17.098     14.665     14.402    12.802    10.399       --       --
Venture III No. of
   Units                 1,134,251   1,228,640   1,666,223   2,172,178  2,534,354  2,129,976   922,828    72,429       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.814      17.265      17.059      14.638     14.383     12.791    10.396    12.500       --       --
Value at End of Year        13.320      10.814      17.265      17.059     14.638     14.383    12.791    10.396       --       --
Venture III No. of
   Units                   121,151     136,097     171,482     214,354    295,590    431,918   447,595   254,248       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.569      20.097      19.887      17.091     16.818     14.979    12.500        --       --       --
Value at End of Year        15.459      12.569      20.097      19.887     17.091     16.818    14.979        --       --       --
Venture III No. of
   Units                    75,798      78,109      94,625     128,197    130,409    113,811    51,449        --       --       --

FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year       8.649      15.889      17.337      14.315     13.256     12.210     9.293    11.505   12.109       --
Value at End of Year        12.031       8.649      15.889      17.337     14.315     13.256    12.210     9.293   11.505       --
Venture III No. of
   Units                    63,620      73,584      88,638     127,639    179,945    280,690   313,309   329,587   79,463       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year       8.852      16.269      17.760      14.672     13.594     12.527     9.539    11.816   12.500       --
Value at End of Year        12.306       8.852      16.269      17.760     14.672     13.594    12.527     9.539   11.816       --
Venture III No. of
   Units                    56,639      48,140      54,442      98,212    113,493    147,080   157,593   162,475       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year       8.754      16.113      17.617      14.575     13.524     12.482     9.519    11.808   12.500       --
Value at End of Year        12.152       8.754      16.113      17.617     14.575     13.524    12.482     9.519   11.808       --
Venture III No. of
   Units                     3,647       3,655       3,621       4,978      6,553     15,814    22,989    25,104       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.721      16.061      17.569      14.543     13.501     12.467     9.512    11.806   12.500       --
Value at End of Year        12.100       8.721      16.061      17.569     14.543     13.501    12.467     9.512   11.806       --
Venture III No. of
   Units                    28,212      35,301      51,320      84,336     95,825    131,727   132,728   147,104   30,899       --

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year       9.524      17.527      19.147      15.855     14.703     13.578    10.348    12.638       --       --
Value at End of Year        13.207       9.524      17.527      19.147     15.855     14.703    13.578    10.348       --       --
Venture III No. of
   Units                   497,431     626,803     581,504     854,054    617,520    644,275   585,235   239,270       --       --
NY Venture III No. of
   Units                    24,786      36,216      42,078      45,403     33,508     31,040    24,981     5,638       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       9.389      17.287      18.894      15.653     14.523     13.419    10.231    12.500       --       --
Value at End of Year        13.013       9.389      17.287      18.894     15.653     14.523    13.419    10.231       --       --
Venture III No. of
   Units                   153,872     174,737     151,574     312,480    380,115    431,763   468,599   175,574       --       --
NY Venture III No. of
   Units                    51,826      59,726      61,185      75,084     66,298     75,100    40,520    28,212       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       9.295      17.141      18.763      15.568     14.465     13.386    10.221    12.500       --       --
Value at End of Year        12.864       9.295      17.141      18.763     15.568     14.465    13.386    10.221       --       --
Venture III No. of
   Units                   226,564     232,240     223,376     399,160    278,434    267,698   193,147    25,104       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       9.265      17.093      18.720      15.540     14.446     13.375    10.218    12.500       --       --
Value at End of Year        12.815       9.265      17.093      18.720     15.540     14.446    13.375    10.218       --       --
Venture III No. of
   Units                    17,276      22,488      24,201      56,529     69,839     74,119    86,863    54,273       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      10.749      19.862      21.785      18.111     16.862     15.635    12.500        --       --       --
Value at End of Year        14.847      10.749      19.862      21.785     18.111     16.862    15.635        --       --       --
Venture III No. of
   Units                    11,324      15,270      17,085      37,600     32,445     30,536    21,333        --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year       7.590      11.973      12.500          --         --         --        --        --       --       --
Value at End of Year         9.789       7.590      11.973          --         --         --        --        --       --       --
Venture III No. of
   Units                42,509,699  44,914,486  30,024,016          --         --         --        --        --       --       --
NY Venture III No. of
   Units                 3,259,416   3,297,447   1,839,487          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       7.583      11.969      12.500          --         --         --        --        --       --       --
Value at End of Year         9.776       7.583      11.969          --         --         --        --        --       --       --
Venture III No. of
   Units                   273,066     410,843     665,711          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    91,310     117,000     137,635          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       7.564      11.957      12.500          --         --         --        --        --       --       --
Value at End of Year         9.737       7.564      11.957          --         --         --        --        --       --       --
Venture III No. of
   Units                23,960,832  25,186,875  17,986,003          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       7.558      11.953      12.500          --         --         --        --        --       --       --
Value at End of Year         9.724       7.558      11.953          --         --         --        --        --       --       --
Venture III No. of
   Units                   158,814     272,990     485,164          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       7.539      11.941      12.500          --         --         --        --        --       --       --
Value at End of Year         9.685       7.539      11.941          --         --         --        --        --       --       --
Venture III No. of
   Units                   113,339     132,470     177,565          --         --         --        --        --       --       --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year       9.891      16.572      16.195      14.377     13.428     12.211     9.561    11.601   11.960       --
Value at End of Year        12.821       9.891      16.572      16.195     14.377     13.428    12.211     9.561   11.601       --
Venture III No. of
   Units                   395,408     448,391     332,249     456,599    584,896    797,463 1,102,100 1,126,983  489,147       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      10.257      17.194      16.811      14.931     13.953     12.695     9.945    12.072   12.500       --
Value at End of Year        13.288      10.257      17.194      16.811     14.931     13.953    12.695     9.945   12.072       --
Venture III No. of
   Units                   464,360     519,231     368,902     483,599    658,777    957,799 1,022,920 1,103,460   40,942       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      10.143      17.029      16.675      14.833     13.882     12.649     9.924    12.064   12.500       --
Value at End of Year        13.121      10.143      17.029      16.675     14.833     13.882    12.649     9.924   12.064       --
Venture III No. of
   Units                    64,729      69,073      51,880      52,594     53,878     32,731    39,988    40,455   40,942       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.105      16.975      16.630      14.800     13.858     12.634     9.917    12.062   12.500       --
Value at End of Year        13.066      10.105      16.975      16.630     14.800     13.858    12.634     9.917   12.062       --
Venture III No. of
   Units                   262,261     296,413     230,648     294,750    379,986    404,510   373,487   361,506  116,042       --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year       8.213      18.237      17.851      15.885     14.856     13.552    10.633    12.595       --       --
Value at End of Year        14.055       8.213      18.237      17.851     15.885     14.856    13.552    10.633       --       --
Venture III No. of
   Units                 5,638,580   6,101,483   6,152,981   6,237,118  4,405,762  2,947,953 1,743,830   515,915       --       --
NY Venture III No. of
   Units                   399,042     419,629     416,854     354,968    175,138     74,489    39,812    87,372       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      10.742      18.049      17.675      15.737     14.725     13.440    10.550    12.500       --       --
Value at End of Year        13.897      10.742      18.049      17.675     15.737     14.725    13.440    10.550       --       --
Venture III No. of
   Units                   990,130   1,088,724     921,813   1,328,832  1,767,029  1,917,991 1,873,345   929,985       --       --
NY Venture III No. of
   Units                   270,809     256,101     265,727     334,350    318,196    254,902   120,094    99,581       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      10.635      17.897      17.553      15.651     14.666     13.407    10.540    12.500       --       --
Value at End of Year        13.738      10.635      17.897      17.553     15.651     14.666    13.407    10.540       --       --
Venture III No. of
   Units                 3,510,171   3,763,582   3,861,173   3,883,211  2,625,432  1,597,541   724,423    40,455       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.600      17.847      17.512      15.623     14.647     13.396    10.536    12.500       --       --
Value at End of Year        13.686      10.600      17.847      17.512     15.623     14.647    13.396    10.536       --       --
Venture III No. of
   Units                   141,893     156,536     114,452     163,735    181,238    193,886   199,283   157,548       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.077      20.363      20.012      17.880     16.788     15.377    12.500        --       --       --
Value at End of Year        15.569      12.077      20.363      20.012     17.880     16.788    15.377        --       --       --
Venture III No. of
   Units                   151,579     151,000     132,627     158,633    151,883     83,418    46,913        --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-2009) - SERIES I
SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --      12.810      12.389      11.096     10.621      9.579     7.703    10.197   10.834       --
Value at End of Year            --       8.279      12.810      12.389     11.096     10.621     9.579     7.703   10.197       --
Venture III No. of
   Units                        --      30,413      42,452      56,921     72,936     92,760   110,472   137,152   40,851       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --      14.678      14.202      12.727     12.188     10.997     8.848    11.719   12.500       --
Value at End of Year            --       9.482      14.678      14.202     12.727     12.188    10.997     8.848   11.719       --
Venture III No. of
   Units                        --      65,018      76,763      95,229     79,038    103,250   105,136   134,626       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --      14.537      14.087      12.642     12.126     10.957     8.829    11.712   12.500       --
Value at End of Year            --       9.376      14.537      14.087     12.642     12.126    10.957     8.829   11.712       --
Venture III No. of
   Units                        --       9,896      10,169      10,247     10,591     10,796    11,919    12,394       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      14.491      14.049      12.615     12.105     10.944     8.823    11.709   12.500       --
Value at End of Year            --       9.342      14.491      14.049     12.615     12.105    10.944     8.823   11.709       --
Venture III No. of
   Units                        --      20,573      22,145      24,605     24,348     34,794    40,883   135,425   11,123       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-2009) - SERIES II
SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --      15.790      15.308      13.738     13.184     11.912     9.575    11.800       --       --
Value at End of Year            --      10.189      15.790      15.308     13.738     13.184    11.912     9.575       --       --
Venture III No. of
   Units                        --   3,563,465   4,162,261   3,953,167  2,344,078    838,415   241,284    49,036       --       --
NY Venture III No. of
   Units                        --     319,766     362,827     310,890    137,976     26,592     8,273     2,183       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --      16.679      16.179      14.526     13.947     12.608    10.140    12.500       --       --
Value at End of Year            --      10.757      16.679      16.179     14.526     13.947    12.608    10.140       --       --
Venture III No. of
   Units                        --      97,316     133,986     202,916    300,268    271,077   215,426   121,427       --       --
NY Venture III No. of
   Units                        --      38,973      64,092     107,441    109,834     99,867    76,541    11,718       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --      16.539      16.067      14.447     13.892     12.577    10.130    12.500       --       --
Value at End of Year            --      10.651      16.539      16.067     14.447     13.892    12.577    10.130       --       --
Venture III No. of
   Units                        --   2,300,256   2,618,626   2,476,013  1,364,373    531,937   155,717    12,394       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      16.492      16.030      14.421     13.874     12.567    10.127    12.500       --       --
Value at End of Year            --      10.615      16.492      16.030     14.421     13.874    12.567    10.127       --       --
Venture III No. of
   Units                        --      13,126      14,992      20,799     27,023     30,370    34,337    20,731       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --      19.346      18.832      16.968     16.348     14.830    12.500        --       --       --
Value at End of Year            --      12.434      19.346      18.832     16.968     16.348    14.830        --       --       --
Venture III No. of
   Units                        --      93,516     103,523     108,797     99,196     51,466    10,306        --       --       --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      18.863      20.077      18.620      17.981     19.559     18.037    15.891    13.449   13.259       --
Value at End of Year        21.411      18.863      20.077      18.620     17.981     19.559    18.037    15.891   13.449       --
Venture III No. of
   Units                    68,647      65,096      72,830      87,463    123,116    141,559   135,305   122,886    8,068       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      17.702      18.851      17.491      16.900     18.392     16.970    14.958    12.666   12.500       --
Value at End of Year        20.083      17.702      18.851      17.491     16.900     18.392    16.970    14.958   12.666       --
Venture III No. of
   Units                   112,798      85,044     155,798      93,302    116,053    151,103   141,883   159,585    1,821       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      17.506      18.671      17.350      16.788     18.298     16.909    14.926    12.658   12.500       --
Value at End of Year        19.831      17.506      18.671      17.350     16.788     18.298    16.909    14.926   12.658       --
Venture III No. of
   Units                     4,715       5,344       5,850       6,126      6,703     14,147    12,385     9,637    1,821       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      17.442      18.611      17.303      16.751     18.267     16.888    14.916    12.655   12.500       --
Value at End of Year        19.748      17.442      18.611      17.303     16.751     18.267    16.888    14.916   12.655       --
Venture III No. of
   Units                    34,277      23,300      17,567      22,402     32,345     31,689    36,711    43,687    4,688       --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      17.546      18.711      17.397      16.833     18.332     16.932    14.947    13.066       --       --
Value at End of Year        19.872      17.546      18.711      17.397     16.833     18.332    16.932    14.947       --       --
Venture III No. of
   Units                 2,570,103   2,597,753   3,609,284   3,567,522  2,482,846  1,609,236   862,965   266,414       --       --
NY Venture III No. of
   Units                   180,857     172,455     242,358     200,869     94,948     43,981    18,393    17,778       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      16.731      17.850      16.606      16.075     17.515     16.186    14.295    12.500       --       --
Value at End of Year        18.939      16.731      17.850      16.606     16.075     17.515    16.186    14.295       --       --
Venture III No. of
   Units                   257,784     318,659     293,695     346,195    577,708    551,915   592,595   207,523       --       --
NY Venture III No. of
   Units                    80,751      79,471      91,642     133,171    102,785     91,274    44,080    73,987       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      16.565      17.700      16.491      15.987     17.446     16.146    14.282    12.500       --       --
Value at End of Year        18.724      16.565      17.700      16.491     15.987     17.446    16.146    14.282       --       --
Venture III No. of
   Units                 1,777,407   1,794,321   2,634,752   2,298,488  1,552,367    793,677   263,005     9,637       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      16.510      17.650      16.452      15.958     17.423     16.133    14.277    12.500       --       --
Value at End of Year        18.652      16.510      17.650      16.452     15.958     17.423    16.133    14.277       --       --
Venture III No. of
   Units                    34,583      41,707      35,386      43,793     74,572    105,122    99,515    51,802       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      13.622      14.585      13.615      13.226     14.462     13.412    12.500        --       --       --
Value at End of Year        15.367      13.622      14.585      13.615     13.226     14.462    13.412        --       --       --
Venture III No. of
   Units                   131,136     146,408     119,230     124,943    116,178     80,275    59,221        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      14.943      25.131      25.215      21.304     19.560     17.329    13.822    17.372   18.932       --
Value at End of Year        19.309      14.943      25.131      25.215     21.304     19.560    17.329    13.822   17.372       --
Venture III No. of
   Units                    39,007      41,785      44,994      54,289     71,685    103,717   132,638   153,924   68,230       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year       9.740      16.389      16.452      13.907     12.775     11.324     9.036    11.363   12.500       --
Value at End of Year        12.579       9.740      16.389      16.452     13.907     12.775    11.324     9.036   11.363       --
Venture III No. of
   Units                    34,883      40,834      54,127      48,509     93,754    118,180   124,289   174,250    1,126       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year       9.632      16.232      16.318      13.815     12.709     11.283     9.017    11.356   12.500       --
Value at End of Year        12.421       9.632      16.232      16.318     13.815     12.709    11.283     9.017   11.356       --
Venture III No. of
   Units                       913         919         905       2,729      9,186      9,095    17,187    18,265    1,126       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       9.596      16.180      16.274      13.784     12.688     11.269     9.011    11.353   12.500       --
Value at End of Year        12.369       9.596      16.180      16.274     13.784     12.688    11.269     9.011   11.353       --
Venture III No. of
   Units                    83,671      83,852      88,763      90,599     97,354    112,476   100,494    93,038   14,279       --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      10.876      18.321      18.425      15.597     14.349     12.737    10.178    12.324       --       --
Value at End of Year        14.026      10.876      18.321      18.425     15.597     14.349    12.737    10.178       --       --
Venture III No. of
   Units                   160,988     187,231     249,795     410,093    440,210    328,873   237,217   109,336       --       --
NY Venture III No. of
   Units                     9,066      10,889      18,700      22,399     12,723      9,161     4,890     6,453       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      10.995      18.529      18.645      15.790     14.534     12.908    10.319    12.500       --       --
Value at End of Year        14.171      10.995      18.529      18.645     15.790     14.534    12.908    10.319       --       --
Venture III No. of
   Units                   129,485     147,958     182,095     255,941    323,448    358,860   338,502   215,905       --       --
NY Venture III No. of
   Units                    26,480      27,953      33,500      38,474     53,562     30,068    15,472    15,985       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      10.886      18.373      18.516      15.704     14.477     12.876    10.310    12.500       --       --
Value at End of Year        14.010      10.886      18.373      18.516     15.704     14.477    12.876    10.310       --       --
Venture III No. of
   Units                    92,113     111,747     150,702     176,574    189,376    131,024    76,294    18,265       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.849      18.322      18.473      15.676     14.458     12.866    10.306    12.500       --       --
Value at End of Year        13.956      10.849      18.322      18.473     15.676     14.458    12.866    10.306       --       --
Venture III No. of
   Units                    19,267      18,856      21,387      28,756     33,789     42,942    40,555    25,931       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.609      21.324      21.533      18.300     16.903     15.065    12.500        --       --       --
Value at End of Year        16.195      12.609      21.324      21.533     18.300     16.903    15.065        --       --       --
Venture III No. of
   Units                    10,873      16,229      18,366      23,333     15,693      9,974     4,657        --       --       --

GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II
SHARES (units first credited 8-04-2003)
Contracts with no Optional Benefits
Value at Start of Year          --          --          --          --         --     13.915    12.500        --       --       --
Value at End of Year            --          --          --          --         --     13.934    13.915        --       --       --
Venture III No. of
   Units                        --          --          --          --         --      9,707    19,667        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --          --          --         --     13.901    12.500        --       --       --
Value at End of Year            --          --          --          --         --     13.885    13.901        --       --       --
Venture III No. of
   Units                        --          --          --          --         --        142       143        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --          --          --         --     13.915    12.500        --       --       --
Value at End of Year            --          --          --          --         --     13.934    13.915        --       --       --
Venture III No. of
   Units                        --          --          --          --         --      9,707    19,667        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --         --     13.901    12.500        --       --       --
Value at End of Year            --          --          --          --         --     13.885    13.901        --       --       --
Venture III No. of
   Units                        --          --          --          --         --        142       143        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --          --         --     13.893    12.500        --       --       --
Value at End of Year            --          --          --          --         --     13.856    13.893        --       --       --
Venture III No. of
   Units                        --          --          --          --         --         --        --        --       --       --

HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      13.728      19.911      17.203      16.137     14.564     12.841     9.583    13.391   12.787       --
Value at End of Year        17.799      13.728      19.911      17.203     16.137     14.564    12.841     9.583   13.391       --
Venture III No. of
   Units                    94,987     108,300     139,073     211,460    286,983    373,518   522,566   543,042  207,903       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      13.476      19.555      16.904      15.865     14.325     12.637     9.436    13.191   12.500       --
Value at End of Year        17.463      13.476      19.555      16.904     15.865     14.325    12.637     9.436   13.191       --
Venture III No. of
   Units                    83,995      98,415     181,030     219,928    265,282    342,683   350,008   339,355    3,599       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      13.327      19.368      16.768      15.760     14.252     12.591     9.416    13.183   12.500       --
Value at End of Year        17.244      13.327      19.368      16.768     15.760     14.252    12.591     9.416   13.183       --
Venture III No. of
   Units                     2,032       2,051       3,138       5,943      6,542      5,453    12,004    14,361    3,599       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.277      19.306      16.722      15.725     14.227     12.576     9.409    13.180   12.500       --
Value at End of Year        17.172      13.277      19.306      16.722     15.725     14.227    12.576     9.409   13.180       --
Venture III No. of
   Units                    35,999      39,210      65,245     103,457    117,394    145,164   165,233   176,335   46,697       --

HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      13.487      19.606      16.973      15.952     14.424     12.747     9.535    11.223       --       --
Value at End of Year        17.453      13.487      19.606      16.973     15.952     14.424    12.747     9.535       --       --
Venture III No. of
   Units                   532,512     598,792     740,503     861,464  1,011,800  1,089,573   772,102   299,587       --       --
NY Venture III No. of
   Units                    38,413      37,750      46,740      58,061     58,297     51,998    42,899     8,334       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      14.972      21.774      18.860      17.734     16.043     14.185    10.616    12.500       --       --
Value at End of Year        19.364      14.972      21.774      18.860     17.734     16.043    14.185    10.616       --       --
Venture III No. of
   Units                   185,420     216,480     317,472     463,291    550,178    605,996   587,894   255,642       --       --
NY Venture III No. of
   Units                    61,064      81,999      89,384     126,020    134,034    128,574    67,695    33,548       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      14.823      21.591      18.729      17.637     15.980     14.150    10.606    12.500       --       --
Value at End of Year        19.143      14.823      21.591      18.729     17.637     15.980    14.150    10.606       --       --
Venture III No. of
   Units                   293,961     327,790     410,361     514,020    588,658    541,226   310,055    14,361       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      14.774      21.530      18.686      17.605     15.959     14.139    10.602    12.500       --       --
Value at End of Year        19.070      14.774      21.530      18.686     17.605     15.959    14.139    10.602       --       --
Venture III No. of
   Units                    39,825      41,912      48,874      80,698    124,753    123,486   134,349    58,653       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      15.549      22.694      19.725      18.612     16.897     14.993    12.500        --       --       --
Value at End of Year        20.040      15.549      22.694      19.725     18.612     16.897    14.993        --       --       --
Venture III No. of
   Units                    20,476      31,875      21,524      45,858     63,089     59,654    40,234        --       --       --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year       6.391      11.517      12.500          --         --         --        --        --       --       --
Value at End of Year        11.448       6.391      11.517          --         --         --        --        --       --       --
Venture III No. of
   Units                   294,016      99,022       3,829          --         --         --        --        --       --       --
NY Venture III No. of
   Units                     2,735          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       6.385      11.947      12.500          --         --         --        --        --       --       --
Value at End of Year        11.433       6.385      11.947          --         --         --        --        --       --       --
Venture III No. of
   Units                    66,585      19,968          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    22,269          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       6.369      11.501      12.500          --         --         --        --        --       --       --
Value at End of Year        11.387       6.369      11.501          --         --         --        --        --       --       --
Venture III No. of
   Units                   168,091       7,955         838          --         --         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       6.364      11.498      12.500          --         --         --        --        --       --       --
Value at End of Year        11.372       6.364      11.498          --         --         --        --        --       --       --
Venture III No. of
   Units                    31,093       1,720       1,728          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --      12.500          --         --         --        --        --       --       --
Value at End of Year        11.327          --      11.919          --         --         --        --        --       --       --
Venture III No. of
   Units                    12,009          --          --          --         --         --        --        --       --       --

HIGH YIELD TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      11.646      16.799      16.805      15.479     15.175     13.892    11.348    12.389   12.879       --
Value at End of Year        17.700      11.646      16.799      16.805     15.479     15.175    13.892    11.348   12.389       --
Venture III No. of
   Units                   138,321     109,735     124,505     181,294    241,663    343,184   572,282   426,440  177,553       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      11.229      16.206      16.220      14.947     14.661     13.428    10.975    11.987   12.500       --
Value at End of Year        17.057      11.229      16.206      16.220     14.947     14.661    13.428    10.975   11.987       --
Venture III No. of
   Units                   104,699      94,123     108,487     148,760    219,258    334,866   400,190   256,238    3,624       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      11.104      16.050      16.089      14.849     14.586     13.379    10.952    11.980   12.500       --
Value at End of Year        16.843      11.104      16.050      16.089     14.849     14.586    13.379    10.952   11.980       --
Venture III No. of
   Units                    55,040      50,618      44,319      50,468     51,756     61,876    58,692    54,491    3,624       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.063      15.999      16.045      14.816     14.561     13.363    10.944    11.977   12.500       --
Value at End of Year        16.773      11.063      15.999      16.045     14.816     14.561    13.363    10.944   11.977       --
Venture III No. of
   Units                    56,331      36,675      42,720      54,964     70,122    150,394   231,535   152,818   23,587       --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      11.533      16.679      16.730      15.428     15.146     13.891    11.371    12.142       --       --
Value at End of Year        17.511      11.533      16.679      16.730     15.428     15.146    13.891    11.371       --       --
Venture III No. of
   Units                 1,553,535   1,221,562   1,061,694   1,564,435  1,797,146  2,120,483 1,762,068   284,891       --       --
NY Venture III No. of
   Units                    67,234      63,659      81,199     104,589    126,053    163,790   175,755    16,234       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.834      17.123      17.184      15.855     15.572     14.289    11.702    12.500       --       --
Value at End of Year        17.959      11.834      17.123      17.184     15.855     15.572    14.289    11.702       --       --
Venture III No. of
   Units                   255,368     246,498     365,731     482,504    646,754  1,098,262 1,233,595   310,509       --       --
NY Venture III No. of
   Units                    33,647      39,456      54,861      89,565    100,941    171,945   143,636    43,415       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.717      16.979      17.065      15.769     15.510     14.254    11.691    12.500       --       --
Value at End of Year        17.755      11.717      16.979      17.065     15.769     15.510    14.254    11.691       --       --
Venture III No. of
   Units                   721,689     481,502     475,768     696,966    800,087    872,757   542,096    54,491       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.678      16.931      17.026      15.740     15.490     14.243    11.688    12.500       --       --
Value at End of Year        17.687      11.678      16.931      17.026     15.740     15.490    14.243    11.688       --       --
Venture III No. of
   Units                    46,751      35,617      42,985      55,007     62,867    118,927   161,852    39,407       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      11.163      16.208      16.324      15.113     14.896     13.717    12.500        --       --       --
Value at End of Year        16.881      11.163      16.208      16.324     15.113     14.896    13.717        --       --       --
Venture III No. of
   Units                    74,841      58,408      56,233      77,223     96,377    178,225    73,648        --       --       --

INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-1-2009) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --      22.100      22.223      20.790     20.087     18.972    15.249    18.441   18.679       --
Value at End of Year            --      15.188      22.100      22.223     20.790     20.087    18.972    15.249   18.441       --
Venture III No. of
   Units                        --     123,923     175,383     235,083    296,296    374,814   361,461   315,040   79,229       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --      14.685      14.774      13.829     13.367     12.632    10.158    12.290   12.500       --
Value at End of Year            --      10.087      14.685      14.774     13.829     13.367    12.632    10.158   12.290       --
Venture III No. of
   Units                        --     154,202     209,366     281,201    335,218    511,095   443,764   448,378    7,959       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --      14.544      14.655      13.737     13.299     12.586    10.137    12.283   12.500       --
Value at End of Year            --       9.975      14.544      14.655     13.737     13.299    12.586    10.137   12.283       --
Venture III No. of
   Units                        --         614       3,237       7,589     11,416     17,097    23,174    27,012    7,959       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      14.498      14.615      13.707     13.276     12.571    10.129    12.280   12.500       --
Value at End of Year            --       9.938      14.498      14.615     13.707     13.276    12.571    10.129   12.280       --
Venture III No. of
   Units                        --      44,884      54,979      67,816    100,800    162,405   159,514   157,833   47,904       --

INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --      15.008      15.122      14.179     13.730     12.995    10.461    12.066       --       --
Value at End of Year            --      10.299      15.008      15.122     14.179     13.730    12.995    10.461       --       --
Venture III No. of
   Units                        --     842,168   1,161,731   1,379,833  1,597,506  1,816,378 1,187,425   299,598       --       --
NY Venture III No. of
   Units                        --      60,263      73,901      90,859     94,668     87,863    50,556    21,089       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --      15.505      15.630      14.663     14.206     13.452    10.834    12.500       --       --
Value at End of Year            --      10.635      15.505      15.630     14.663     14.206    13.452    10.834       --       --
Venture III No. of
   Units                        --     437,869     621,429     780,201    943,761  1,149,939 1,027,704   389,937       --       --
NY Venture III No. of
   Units                        --     101,570     143,920     218,821    253,761    224,293   107,445    42,937       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --      15.374      15.522      14.583     14.149     13.419    10.824    12.500       --       --
Value at End of Year            --      10.529      15.374      15.522     14.583     14.149    13.419    10.824       --       --
Venture III No. of
   Units                        --     495,341     621,431     805,475    917,091  1,196,450   534,443    27,012       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      15.331      15.486      14.557     14.131     13.408    10.821    12.500       --       --
Value at End of Year            --      10.494      15.331      15.486     14.557     14.131    13.408    10.821       --       --
Venture III No. of
   Units                        --      51,780      77,487      91,076    124,401    159,627   144,050    57,010       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --      16.385      16.576      15.604     15.171     14.416    12.500        --       --       --
Value at End of Year            --      11.199      16.385      16.576     15.604     15.171    14.416        --       --       --
Venture III No. of
   Units                        --      44,349      48,178      71,569     76,555     91,542    56,698        --       --       --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      11.980      19.845      18.109      14.755     12.937     11.378     8.879    11.527   12.213       --
Value at End of Year        13.981      11.980      19.845      18.109     14.755     12.937    11.378     8.879   11.527       --
Venture III No. of
   Units                    27,209      33,232      42,193      66,919     99,150    122,226   140,930   131,348   35,653       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      12.050      19.971      18.233      14.863     13.038     11.473     8.958    11.635   12.500       --
Value at End of Year        14.055      12.050      19.971      18.233     14.863     13.038    11.473     8.958   11.635       --
Venture III No. of
   Units                    45,727      63,356      75,565      87,303     88,700    136,031   154,065   176,546    1,577       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      11.917      19.779      18.085      14.765     12.971     11.432     8.939    11.628   12.500       --
Value at End of Year        13.878      11.917      19.779      18.085     14.765     12.971    11.432     8.939   11.628       --
Venture III No. of
   Units                    16,742      16,972      17,451      17,510     18,995     20,912    25,089    28,119    1,577       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.872      19.716      18.036      14.732     12.949     11.418     8.933    11.625   12.500       --
Value at End of Year        13.820      11.872      19.716      18.036     14.732     12.949    11.418     8.933   11.625       --
Venture III No. of
   Units                    24,288      35,383      35,969      42,894     51,870     67,431    76,243    81,325   27,818       --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      13.301      22.088      20.208      16.485     14.484     12.765     9.963    12.868       --       --
Value at End of Year        15.507      13.301      22.088      20.208     16.485     14.484    12.765     9.963       --       --
Venture III No. of
   Units                   438,218     452,078     561,368     535,764    488,083    509,688   450,208   176,920       --       --
NY Venture III No. of
   Units                    20,290      19,159      24,593      19,747      8,135      8,907     4,807    14,269       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.878      21.396      19.584      15.984     14.051     12.390     9.675    12.500       --       --
Value at End of Year        15.006      12.878      21.396      19.584     15.984     14.051    12.390     9.675       --       --
Venture III No. of
   Units                   197,512     205,207     259,931     267,642    329,380    395,719   422,409   284,865       --       --
NY Venture III No. of
   Units                    19,816      19,650      25,286      45,979     17,799     19,936    16,892    12,367       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.750      21.216      19.449      15.897     13.995     12.360     9.666    12.500       --       --
Value at End of Year        14.835      12.750      21.216      19.449     15.897     13.995    12.360     9.666       --       --
Venture III No. of
   Units                   206,713     219,556     270,034     174,590    125,223    133,773   101,503    28,119       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.708      21.156      19.404      15.868     13.977     12.350     9.663    12.500       --       --
Value at End of Year        14.778      12.708      21.156      19.404     15.868     13.977    12.350     9.663       --       --
Venture III No. of
   Units                    10,680      16,468      34,349      31,196     43,834     65,951    75,853    70,786       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      16.634      27.734      25.475      20.865     18.405     16.287    12.500        --       --       --
Value at End of Year        19.315      16.634      27.734      25.475     20.865     18.405    16.287        --       --       --
Venture III No. of
   Units                     4,038       3,188       4,874       5,219      8,058      6,902     6,302        --       --       --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      12.840      23.540      20.736      16.799     14.645     12.500        --        --       --       --
Value at End of Year        17.410      12.840      23.540      20.736     16.799     14.645        --        --       --       --
Venture III No. of
   Units                    18,352      28,702      31,322      50,827     37,794     51,643        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      12.810      23.497      20.709      16.785     14.640     12.500        --        --       --       --
Value at End of Year        17.361      12.810      23.497      20.709     16.785     14.640        --        --       --       --
Venture III No. of
   Units                    40,111      43,214      49,610      93,238     96,260    137,510        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      12.720      23.369      20.626      16.743     14.625     12.500        --        --       --       --
Value at End of Year        17.214      12.720      23.369      20.626     16.743     14.625        --        --       --       --
Venture III No. of
   Units                       622         641         580       1,260      1,690      1,250        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.691      23.326      20.599      16.729     14.620     12.500        --        --       --       --
Value at End of Year        17.166      12.691      23.326      20.599     16.729     14.620        --        --       --       --
Venture III No. of
   Units                    19,871      21,290      24,239      33,724     26,017     24,487        --        --       --       --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year      12.720      23.364      20.627      16.740     14.621     12.500        --        --       --       --
Value at End of Year        17.202      12.720      23.364      20.627     16.740     14.621        --        --       --       --
Venture III No. of
   Units                   117,910     140,317     187,505     448,041    403,664    337,941        --        --       --       --
NY Venture III No. of
   Units                    16,412      16,663      20,912      31,002     36,615     25,103        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.690      23.321      20.599      16.726     14.617     12.500        --        --       --       --
Value at End of Year        17.153      12.690      23.321      20.599     16.726     14.617        --        --       --       --
Venture III No. of
   Units                   106,620     123,135     147,438     227,017    335,510    358,653        --        --       --       --
NY Venture III No. of
   Units                    38,510      40,425      47,963      49,272     45,556     48,108        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.602      23.193      20.517      16.685     14.602     12.500        --        --       --       --
Value at End of Year        17.008      12.602      23.193      20.517     16.685     14.602        --        --       --       --
Venture III No. of
   Units                    93,822     106,406     175,723     247,228    255,295    218,106        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.573      23.151      20.490      16.671     14.597     12.500        --        --       --       --
Value at End of Year        16.960      12.573      23.151      20.490     16.671     14.597        --        --       --       --
Venture III No. of
   Units                     6,135       7,862      15,379      19,667     21,823     42,376        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.485      23.024      20.409      16.630     14.583     12.500        --        --       --       --
Value at End of Year        16.816      12.485      23.024      20.409     16.630     14.583        --        --       --       --
Venture III No. of
   Units                     8,149       8,260      10,051      14,557     11,860      9,318        --        --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year      10.688      22.026      18.698      15.342     12.500         --        --        --       --       --
Value at End of Year        14.432      10.688      22.026      18.698     15.342         --        --        --       --       --
Venture III No. of
   Units                   309,802     399,955     597,292     357,911    144,781         --        --        --       --       --
NY Venture III No. of
   Units                    19,242      20,508      23,719      11,821      1,006         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      10.669      21.997      18.683      15.336     12.500         --        --        --       --       --
Value at End of Year        14.398      10.669      21.997      18.683     15.336         --        --        --       --       --
Venture III No. of
   Units                    87,112      94,603     128,635      86,504     56,591         --        --        --       --       --
NY Venture III No. of
   Units                    11,690      13,649      16,222      30,299      6,025         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      10.610      21.909      18.636      15.321     12.500         --        --        --       --       --
Value at End of Year        14.297      10.610      21.909      18.636     15.321         --        --        --       --       --
Venture III No. of
   Units                   185,212     186,655     251,802     199,270     53,237         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.591      21.880      18.621      15.316     12.500         --        --        --       --       --
Value at End of Year        14.264      10.591      21.880      18.621     15.316         --        --        --       --       --
Venture III No. of
   Units                    44,466      40,134      41,955      16,569      6,809         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      10.533      21.793      18.575      15.301     12.500         --        --        --       --       --
Value at End of Year        14.164      10.533      21.793      18.575     15.301         --        --        --       --       --
Venture III No. of
   Units                     4,578      13,141      14,026       9,436     30,054         --        --        --       --       --

INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-2009) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --      27.647      25.523      20.314     18.756     15.751    10.334    12.617   13.368       --
Value at End of Year            --      12.785      27.647      25.523     20.314     18.756    15.751    10.334   12.617       --
Venture III No. of
   Units                        --      32,179      39,408      36,757     47,391     64,365    59,349    57,816   13,083       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --      25.534      23.584      18.780     17.348     14.576     9.568    11.687   12.500       --
Value at End of Year            --      11.802      25.534      23.584     18.780     17.348    14.576     9.568   11.687       --
Venture III No. of
   Units                        --      26,356      28,167      30,668     31,531     46,825    41,942    27,695      321       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --      25.289      23.393      18.656     17.259     14.523     9.548    11.680   12.500       --
Value at End of Year            --      11.671      25.289      23.393     18.656     17.259    14.523     9.548   11.680       --
Venture III No. of
   Units                        --         442         687         901      1,169      3,085     9,655     9,734      321       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      25.208      23.330      18.615     17.230     14.506     9.541    11.678   12.500       --
Value at End of Year            --      11.628      25.208      23.330     18.615     17.230    14.506     9.541   11.678       --
Venture III No. of
   Units                        --      14,433      16,309      17,116     84,068     21,580    28,195    49,057   11,321       --

INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-2009) - SERIES II
SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --      27.071      25.045      19.961     18.468     15.535    10.207    12.923       --       --
Value at End of Year            --      12.485      27.071      25.045     19.961     18.468    15.535    10.207       --       --
Venture III No. of
   Units                        --     348,831     530,150     523,687    551,672    508,429   316,160   137,846       --       --
NY Venture III No. of
   Units                        --      23,705      23,128      29,375     25,055     22,890     7,350     4,073       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --      26.111      24.169      19.272     17.840     15.014     9.869    12.500       --       --
Value at End of Year            --      12.036      26.111      24.169     19.272     17.840    15.014     9.869       --       --
Venture III No. of
   Units                        --      75,508     127,573     134,362    172,609    234,775   276,036    78,980       --       --
NY Venture III No. of
   Units                        --      59,847      60,222      69,857     77,841     84,383    35,182     4,421       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --      25.891      24.001      19.167     17.770     14.977     9.860    12.500       --       --
Value at End of Year            --      11.917      25.891      24.001     19.167     17.770    14.977     9.860       --       --
Venture III No. of
   Units                        --     204,229     314,851     325,857    333,776    354,469   157,210     9,734       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      25.818      23.946      19.133     17.746     14.965     9.857    12.500       --       --
Value at End of Year            --      11.877      25.818      23.946     19.133     17.746    14.965     9.857       --       --
Venture III No. of
   Units                        --      26,131      29,045      26,277     43,454     69,407    66,406    46,421       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --      30.826      28.634      22.912     21.284     17.975    12.500        --       --       --
Value at End of Year            --      14.160      30.826      28.634     22.912     21.284    17.975        --       --       --
Venture III No. of
   Units                        --      10,831      14,624      19,159     25,876     28,603    14,669        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
INTERNATIONAL SMALL COMPANY TRUST - SERIES I SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        12.261          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    39,339          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        12.260          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    25,234          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        12.257          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                     4,278          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        12.257          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    38,419          --          --          --         --         --        --        --       --       --

INTERNATIONAL SMALL COMPANY TRUST - SERIES II SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        12.261          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   455,398          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    35,197          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        12.260          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   104,807          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    81,698          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        12.257          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   304,642          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        12.257          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    27,175          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        12.254          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    31,211          --          --          --         --         --        --        --       --       --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      12.126      21.503      19.961      15.659     14.401     12.045     8.453    10.460   10.763       --
Value at End of Year        16.194      12.126      21.503      19.961     15.659     14.401    12.045     8.453   10.460       --
Venture III No. of
   Units                   160,848     192,381     265,433     350,485    417,916    377,884   383,809   345,356   61,580       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      13.826      24.530      22.783      17.881     16.453     13.769     9.668    11.969   12.500       --
Value at End of Year        18.455      13.826      24.530      22.783     17.881     16.453    13.769     9.668   11.969       --
Venture III No. of
   Units                   151,741     184,011     232,842     304,004    348,919    283,755   286,750   288,965    4,571       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      13.673      24.295      22.598      17.763     16.369     13.719     9.647    11.961   12.500       --
Value at End of Year        18.224      13.673      24.295      22.598     17.763     16.369    13.719     9.647   11.961       --
Venture III No. of
   Units                    23,369      25,443      21,454      24,927     29,355      7,261     9,676    13,226    4,571       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.622      24.217      22.537      17.724     16.341     13.703     9.640    11.959   12.500       --
Value at End of Year        18.147      13.622      24.217      22.537     17.724     16.341    13.703     9.640   11.959       --
Venture III No. of
   Units                    44,544      56,512      64,452      89,461    126,013    104,824   116,289    97,258   12,424       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      14.622      25.995      24.168      19.006     17.516     14.672    10.321    13.195       --       --
Value at End of Year        19.501      14.622      25.995      24.168     19.006     17.516    14.672    10.321       --       --
Venture III No. of
   Units                 1,037,974   1,203,720   1,636,467   2,136,477  2,365,952  1,963,880 1,169,969   396,766       --       --
NY Venture III No. of
   Units                    77,235      87,033     113,646     113,836    111,421     65,522    48,600    56,165       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      13.806      24.557      22.843      17.972     16.571     13.888     9.774    12.500       --       --
Value at End of Year        18.404      13.806      24.557      22.843     17.972     16.571    13.888     9.774       --       --
Venture III No. of
   Units                   538,954     619,508     859,755   1,275,306  1,778,386  1,776,210 1,735,805   872,145       --       --
NY Venture III No. of
   Units                   121,726     138,836     167,119     219,452    274,198    239,822   155,887    40,129       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      13.669      24.350      22.685      17.875     16.506     13.854     9.765    12.500       --       --
Value at End of Year        18.194      13.669      24.350      22.685     17.875     16.506    13.854     9.765       --       --
Venture III No. of
   Units                   634,000     741,351     951,421   1,309,416  1,308,769  1,011,065   524,999    13,226       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.624      24.282      22.632      17.842     16.484     13.842     9.762    12.500       --       --
Value at End of Year        18.125      13.624      24.282      22.632     17.842     16.484    13.842     9.762       --       --
Venture III No. of
   Units                    58,036      67,849     170,936     202,221    247,003    151,299   168,196    97,871       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      16.883      30.136      28.131      22.211     20.551     17.283    12.500        --       --       --
Value at End of Year        22.427      16.883      30.136      28.131     22.211     20.551    17.283        --       --       --
Venture III No. of
   Units                    30,129      42,042      97,883     127,272    120,713     62,710    38,651        --       --       --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      17.784      18.389      17.604      17.279     17.177     16.662    15.784    14.596   14.549       --
Value at End of Year        19.671      17.784      18.389      17.604     17.279     17.177    16.662    15.784   14.596       --
Venture III No. of
   Units                    32,683      41,664      57,965      69,304     95,627    168,152   199,382   241,676   79,417       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      15.237      15.763      15.098      14.827     14.747     14.312    13.564    12.550   12.500       --
Value at End of Year        16.845      15.237      15.763      15.098     14.827     14.747    14.312    13.564   12.550       --
Venture III No. of
   Units                    58,637      75,191      79,167     101,409    145,901    203,908   281,029   338,463   36,249       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      15.069      15.612      14.975      14.729     14.671     14.260    13.535    12.542   12.500       --
Value at End of Year        16.634      15.069      15.612      14.975     14.729     14.671    14.260    13.535   12.542       --
Venture III No. of
   Units                     4,989       5,902       7,421       7,248      7,439     11,049    13,473    25,767   36,249       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      15.013      15.562      14.935      14.696     14.646     14.243    13.526    12.539   12.500       --
Value at End of Year        16.564      15.013      15.562      14.935     14.696     14.646    14.243    13.526   12.539       --
Venture III No. of
   Units                    38,454      49,736      94,249     103,652    119,558    147,811   164,404   223,041   70,365       --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      14.947      15.478      14.857      14.613     14.560     14.145    13.410    12.572       --       --
Value at End of Year        16.496      14.947      15.478      14.857     14.613     14.560    14.145    13.410       --       --
Venture III No. of
   Units                 1,788,106   1,888,832   2,683,110   2,448,788  1,409,281    788,314   688,538   287,878       --       --
NY Venture III No. of
   Units                   508,980     488,690     732,403     689,638    401,675     46,103    38,438    36,633       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      14.811      15.345      14.737      14.502     14.457     14.052    13.329    12.500       --       --
Value at End of Year        16.338      14.811      15.345      14.737     14.502     14.457    14.052    13.329       --       --
Venture III No. of
   Units                   244,788     265,781     322,493     396,365    503,001    789,728   900,531   419,580       --       --
NY Venture III No. of
   Units                    71,797      66,044      98,014      87,768    117,279     82,884    69,069   127,399       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      14.665      15.216      14.635      14.423     14.400     14.018    13.316    12.500       --       --
Value at End of Year        16.152      14.665      15.216      14.635     14.423     14.400    14.018    13.316       --       --
Venture III No. of
   Units                 1,087,041   1,006,690   1,455,125   1,379,440    742,543    424,978   261,061    25,767       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      14.616      15.173      14.602      14.397     14.381     14.007    13.312    12.500       --       --
Value at End of Year        16.091      14.616      15.173      14.602     14.397     14.381    14.007    13.312       --       --
Venture III No. of
   Units                    21,807      22,659      47,538      68,692     59,544     85,289   137,550    78,495       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      13.172      13.695      13.198      13.033     13.038     12.718    12.500        --       --       --
Value at End of Year        14.479      13.172      13.695      13.198     13.033     13.038    12.718        --       --       --
Venture III No. of
   Units                    42,354      45,345      37,746      40,606     35,487     33,403    15,991        --       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --          --          --     15.587     14.925    12.107    15.951   17.312       --
Value at End of Year            --          --          --          --     15.370     15.587    14.925    12.107   15.951       --
Venture III No. of
   Units                        --          --          --          --    265,189    347,545   379,071   420,217  109,977       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --          --          --     11.162     10.694     8.679    11.440   12.500       --
Value at End of Year            --          --          --          --     11.001     11.162    10.694     8.679   11.440       --
Venture III No. of
   Units                        --          --          --          --    344,821    535,598   620,112   672,721    9,276       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year          --          --          --          --     11.105     10.655     8.660    11.433   12.500       --
Value at End of Year            --          --          --          --     10.929     11.105    10.655     8.660   11.433       --
Venture III No. of
   Units                        --          --          --          --     19,012     30,300    45,555    47,632    9,276       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --     11.086     10.642     8.654    11.430   12.500       --
Value at End of Year            --          --          --          --     10.905     11.086    10.642     8.654   11.430       --
Venture III No. of
   Units                        --          --          --          --    226,691    254,429   251,384   370,673   40,103       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --          --          --      12.082     12.285     11.783     9.565    11.841       --       --
Value at End of Year            --          --          --      12.338     12.082     12.285    11.783     9.565       --       --
Venture III No. of
   Units                        --          --          --      14,380  1,329,866  1,476,772 1,240,492   437,895       --       --
NY Venture III No. of
   Units                        --          --          --          --     88,515     86,595    59,592    48,413       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --          --          --     12.952     12.429    10.094    12.500       --       --
Value at End of Year            --          --          --          --     12.731     12.952    12.429    10.094       --       --
Venture III No. of
   Units                        --          --          --          --  1,053,481  1,213,022 1,301,240   635,202       --       --
NY Venture III No. of
   Units                        --          --          --          --    358,362    398,919   325,705    54,024       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --          --          --     12.901     12.398    10.085    12.500       --       --
Value at End of Year            --          --          --          --     12.662     12.901    12.398    10.085       --       --
Venture III No. of
   Units                        --          --          --          --    568,378    611,324    45,555    13,459       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --     12.884     12.388    10.081    12.500       --       --
Value at End of Year            --          --          --          --     12.639     12.884    12.388    10.081       --       --
Venture III No. of
   Units                        --          --          --          --     89,460    101,051   135,004    90,514       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --          --     15.214     14.651    12.500        --       --       --
Value at End of Year            --          --          --          --     14.903     15.214    14.651        --       --       --
Venture III No. of
   Units                        --          --          --          --     45,580     32,842    26,494        --       --       --

LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year       9.139      15.403      15.464      13.772     12.500         --        --        --       --       --
Value at End of Year        11.736       9.139      15.403      15.464     13.772         --        --        --       --       --
Venture III No. of
   Units                   145,695     159,381     210,981       9,102      3,117         --        --        --       --       --
NY Venture III No. of
   Units                     4,792       5,036       3,523          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       9.122      15.383      15.451      13.767     12.500         --        --        --       --       --
Value at End of Year        11.709       9.122      15.383      15.451     13.767         --        --        --       --       --
Venture III No. of
   Units                   142,239     177,696     249,447       8,948      3,843         --        --        --       --       --
NY Venture III No. of
   Units                     9,730      11,893      10,966         175        176         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       9.072      15.321      15.413      13.753     12.500         --        --        --       --       --
Value at End of Year        11.627       9.072      15.321      15.413     13.753         --        --        --       --       --
Venture III No. of
   Units                    69,499      91,289     139,843       6,203      3,601         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       9.056      15.301      15.386          --         --         --        --        --       --       --
Value at End of Year        11.600       9.056      15.301          --         --         --        --        --       --       --
Venture III No. of
   Units                    20,759      26,337      39,921          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year       9.006      15.240      15.348          --         --         --        --        --       --       --
Value at End of Year        11.519       9.006      15.240          --         --         --        --        --       --       --
Venture III No. of
   Units                     6,875       7,626      14,332          --         --         --        --        --       --       --

LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year      15.688      24.929      24.329      21.366     18.844     15.764    12.500        --       --       --
Value at End of Year        17.029      15.688      24.929      24.329     21.366     18.844    15.764        --       --       --
Venture III No. of
   Units                   225,165     275,954     369,691     567,625    511,731    273,710    81,629        --       --       --
NY Venture III No. of
   Units                    27,702      33,342      40,069      48,715     26,031     12,343       861        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      15.643      24.871      24.284      21.338     18.829     15.759    12.500        --       --       --
Value at End of Year        16.973      15.643      24.871      24.284     21.338     18.829    15.759        --       --       --
Venture III No. of
   Units                    98,356     113,075     167,980     233,528    171,268     91,834     7,623        --       --       --
NY Venture III No. of
   Units                    23,280      26,897      27,911      41,153     27,951     19,031    11,164        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      15.511      24.698      24.152      21.253     18.782     15.744    12.500        --       --       --
Value at End of Year        16.804      15.511      24.698      24.152     21.253     18.782    15.744        --       --       --
Venture III No. of
   Units                   165,037     178,993     302,182     390,817    315,857    138,211    41,873        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      15.467      24.641      24.108      21.225     18.766     15.738    12.500        --       --       --
Value at End of Year        16.748      15.467      24.641      24.108     21.225     18.766    15.738        --       --       --
Venture III No. of
   Units                    38,627      45,117      44,661     124,578     60,611     26,724       498        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      15.336      24.469      23.976      21.140     18.720     15.723    12.500        --       --       --
Value at End of Year        16.581      15.336      24.469      23.976     21.140     18.720    15.723        --       --       --
Venture III No. of
   Units                    17,226      22,231      25,413      67,994     26,753      7,061     1,844        --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      11.178      19.592      18.351      16.157     14.846     13.005     9.800    12.566   13.142       --
Value at End of Year        14.913      11.178      19.592      18.351     16.157     14.846    13.005     9.800   12.566       --
Venture III No. of
   Units                    86,790      98,556     198,439     211,684    204,235    303,369   188,984   190,227   25,184       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      10.505      18.421      17.263      15.207     13.980     12.253     9.237    11.850   12.500       --
Value at End of Year        14.008      10.505      18.421      17.263     15.207     13.980    12.253     9.237   11.850       --
Venture III No. of
   Units                   124,686     134,842     211,714     331,015    335,991    397,658   325,147   292,431    1,949       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      10.389      18.245      17.123      15.106     13.908     12.208     9.218    11.843   12.500       --
Value at End of Year        13.832      10.389      18.245      17.123     15.106     13.908    12.208     9.218   11.843       --
Venture III No. of
   Units                    14,283      13,443      13,443      13,443     14,607     14,773    14,728    19,680    1,949       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.350      18.186      17.077      15.073     13.885     12.194     9.211    11.840   12.500       --
Value at End of Year        13.774      10.350      18.186      17.077     15.073     13.885    12.194     9.211   11.840       --
Venture III No. of
   Units                    20,413      41,975      52,104     248,846    109,718    140,531   122,785   120,911   19,005       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      11.309      19.876      18.641      16.451     15.139     13.262     9.993    12.481       --       --
Value at End of Year        15.069      11.309      19.876      18.641     16.451     15.139    13.262     9.993       --       --
Venture III No. of
   Units                 2,416,264   2,403,421   3,167,682   3,951,950  3,739,525  3,500,583 1,645,281   174,966       --       --
NY Venture III No. of
   Units                   215,845     212,157     218,345     222,271    211,686    202,664   123,453    65,066       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.289      19.850      18.626      16.446     15.142     13.271    10.005    12.500       --       --
Value at End of Year        15.034      11.289      19.850      18.626     16.446     15.142    13.271    10.005       --       --
Venture III No. of
   Units                   759,806     867,448     976,542   1,539,646  2,053,300  2,154,929 1,976,258   622,163       --       --
NY Venture III No. of
   Units                   289,983     331,756     467,027   1,161,176  1,238,355  1,214,706   592,625    20,954       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR       YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04    12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ----------  --------- --------- -------- --------

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.177      19.683      18.497      16.357     15.082     13.239      9.996    12.500       --       --
Value at End of Year        14.863      11.177      19.683      18.497     16.357     15.082     13.239     9.996       --       --
Venture III No. of
   Units                 1,705,500   1,871,639   2,295,079   3,224,882  3,479,824  3,436,912  1,576,341    19,680       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.140      19.628      18.455      16.327     15.062     13.228      9.993    12.500       --       --
Value at End of Year        14.806      11.140      19.628      18.455     16.327     15.062     13.228     9.993       --       --
Venture III No. of
   Units                   118,740     123,992     133,141     218,831    228,050    250,519    219,644    99,657       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      13.318      23.501      22.130      19.608     18.116     15.934     12.500        --       --       --
Value at End of Year        17.675      13.318      23.501      22.130     19.608     18.116     15.934        --       --       --
Venture III No. of
   Units                   233,524     242,358     266,055     351,055    370,668    388,358    223,845        --       --       --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)

Value at Start of Year      15.163      22.439      21.428      19.323     18.379     16.464     13.501    15.242   15.556       --
Value at End of Year        19.502      15.163      22.439      21.428     19.323     18.379     16.464    13.501   15.242       --
Venture III No. of
   Units                   920,846   1,072,649   1,426,261   1,679,197  1,774,783  2,007,240  1,711,418 1,494,115  306,070       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      12.100      17.915      17.116      15.442     14.695     13.170     10.805    12.205   12.500       --
Value at End of Year        15.554      12.100      17.915      17.116     15.442     14.695     13.170    10.805   12.205       --
Venture III No. of
   Units                 1,196,834   1,237,228   1,676,411   1,864,446  1,992,227  2,277,577  2,120,763 1,798,668    6,123       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      11.966      17.743      16.978      15.340     14.620     13.123     10.782    12.198   12.500       --
Value at End of Year        15.359      11.966      17.743      16.978     15.340     14.620     13.123    10.782   12.198       --
Venture III No. of
   Units                    74,290      91,202     192,489     213,874    231,639    187,058    161,405   183,344    6,123       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.921      17.686      16.932      15.306     14.595     13.107     10.775    12.195   12.500       --
Value at End of Year        15.294      11.921      17.686      16.932     15.306     14.595     13.107    10.775   12.195       --
Venture III No. of
   Units                   647,918     760,071     846,164   1,088,237  1,403,312  1,504,706  1,375,475 1,136,156  245,748       --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      12.462      18.483      17.684      15.979     15.209     13.634     11.181    12.328       --       --
Value at End of Year        13.058      12.462      18.483      17.684     15.979     15.209     13.634    11.181       --       --
Venture III No. of
Units                  191,121,702 182,842,399 175,395,483 144,947,752 94,296,454 37,702,364 10,629,539 1,901,755       --       --
NY Venture III No. of
   Units                10,678,822  10,461,235   9,408,903   7,525,973  4,738,222  1,650,704    555,532   168,815       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.595      18.688      17.890      16.173     15.402     13.814     11.333    12.500       --       --
Value at End of Year        16.156      12.595      18.688      17.890     16.173     15.402     13.814    11.333       --       --
Venture III No. of
   Units                 4,783,240   5,142,554   6,464,214   8,269,917  9,920,421  9,759,355  9,000,114 2,866,630       --       --
NY Venture III No. of
   Units                 2,995,646   3,178,827   4,238,871   5,084,282  5,378,750  3,354,894  1,316,951   486,764       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.470      18.531      17.766      16.085     15.341     13.780     11.323    12.500       --       --
Value at End of Year        15.972      12.470      18.531      17.766     16.085     15.341     13.780    11.323       --       --
Venture III No. of
Units                  107,058,965 101,397,260  96,407,643  82,807,828 55,966,479 25,445,741  7,057,793    183,344      --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.428      18.479      17.725      16.056     15.321     13.769     11.319    12.500       --       --
Value at End of Year        15.911      12.428      18.479      17.725     16.056     15.321     13.769    11.319       --       --
Venture III No. of
   Units                   793,612     884,172   1,216,107   1,579,146  2,092,464  2,147,299  1,902,040   640,910       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      13.006      19.366      18.604      16.878     16.129     14.517     12.500        --       --       --
Value at End of Year        16.625      13.006      19.366      18.604     16.878     16.129     14.517        --       --       --
Venture III No. of
   Units                 2,318,287   2,517,179   3,356,916   3,861,646  3,369,127  2,197,134  1,035,517        --       --       --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      17.959      21.625      20.865      19.561     19.328     18.097     16.492    16.483   16.436       --
Value at End of Year        21.501      17.959      21.625      20.865     19.561     19.328     18.097    16.492   16.483       --
Venture III No. of
   Units                   165,112     149,016     182,846     186,546    275,146    314,008    390,941   450,477  132,143       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      13.587      16.368      15.801      14.821     14.652     13.725    12.514    12.514   12.500       --
Value at End of Year        16.258      13.587      16.368      15.801     14.821     14.652    13.725    12.514   12.514       --
Venture III No. of
   Units                   330,981     414,884     263,358     250,578    230,460    304,138   368,076   394,634    4,879       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      13.436      16.212      15.673      14.723     14.577     13.675    12.488    12.506   12.500       --
Value at End of Year        16.054      13.436      16.212      15.673     14.723     14.577    13.675    12.488   12.506       --
Venture III No. of
   Units                       883       3,600       3,600       3,600      5,251      7,153     9,355    11,178    4,879       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.386      16.160      15.631      14.690     14.552     13.659    12.479    12.503   12.500       --
Value at End of Year        15.986      13.386      16.160      15.631     14.690     14.552    13.659    12.479   12.503       --
Venture III No. of
   Units                   204,958     140,931      89,295      78,538     98,194    113,234    96,118   138,479   71,318       --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      13.538      16.322      15.779      14.835     14.669     13.744    12.526    12.552       --       --
Value at End of Year        16.171      13.538      16.322      15.779     14.835     14.669    13.744    12.526       --       --
Venture III No. of
   Units                45,272,909  31,334,426  15,451,718  11,332,448  9,393,143  5,445,174 2,396,267   439,049       --       --
NY Venture III No. of
   Units                 2,991,307   2,092,909     977,809     766,116    504,755    207,725   133,615    54,752       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      13.437      16.209      15.677      14.747     14.590     13.677    12.471    12.500       --       --
Value at End of Year        16.043      13.437      16.209      15.677     14.747     14.590    13.677    12.471       --       --
Venture III No. of
   Units                 1,167,421   1,433,627     734,284     810,075  1,164,691  1,468,065 1,727,749   785,173       --       --
NY Venture III No. of
   Units                   812,727     954,054     554,030     722,780    684,576    292,196   191,143   237,071       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      13.304      16.073      15.569      14.667     14.532     13.643    12.459    12.500       --       --
Value at End of Year        15.860      13.304      16.073      15.569     14.667     14.532    13.643    12.459       --       --
Venture III No. of
   Units                22,175,482  15,888,960   6,487,890   4,920,253  3,457,488  2,136,364   878,833    11,178       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.260      16.027      15.533      14.640     14.513     13.632    12.455    12.500       --       --
Value at End of Year        15.800      13.260      16.027      15.533     14.640     14.513    13.632    12.455       --       --
Venture III No. of
   Units                   234,165     290,548     162,235     206,170    259,431    257,387   365,880   221,760       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.798      15.492      15.036      14.194     14.091     13.256    12.500        --       --       --
Value at End of Year        15.226      12.798      15.492      15.036     14.194     14.091    13.256        --       --       --
Venture III No. of
   Units                   488,751     547,513     387,319     474,461    567,074    280,001   145,481        --       --       --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      13.394      21.480      20.311      18.192     17.019     15.100    11.850    14.316   14.736       --
Value at End of Year        17.561      13.394      21.480      20.311     18.192     17.019    15.100    11.850   14.316       --
Venture III No. of
   Units                   599,420     734,624     968,318   1,260,618  1,372,384  1,371,887 1,278,452 1,181,524  286,359       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      11.252      18.054      17.080      15.306     14.326     12.717     9.985    12.068   12.500       --
Value at End of Year        14.745      11.252      18.054      17.080     15.306     14.326    12.717     9.985   12.068       --
Venture III No. of
   Units                 1,093,125   1,193,029   1,538,251   1,803,470  1,929,805  2,209,873 1,906,901 1,801,133    6,575       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      11.127      17.881      16.942      15.204     14.253     12.671     9.963    12.061   12.500       --
Value at End of Year        14.560      11.127      17.881      16.942     15.204     14.253    12.671     9.963   12.061       --
Venture III No. of
   Units                    22,276      30,488      53,710      80,911    105,686     68,477    63,807    75,942    6,575       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.086      17.823      16.896      15.171     14.229     12.656     9.956    12.058   12.500       --
Value at End of Year        14.499      11.086      17.823      16.896     15.171     14.229    12.656     9.956   12.058       --
Venture III No. of
   Units                   432,667     502,053     614,788   1,020,418    959,607  1,053,932   966,730   823,238  148,069       --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      11.821      18.977      17.989      16.143     15.124     13.417    10.538    12.345       --       --
Value at End of Year        15.459      11.821      18.977      17.989     16.143     15.124    13.417    10.538       --       --
Venture III No. of
Units                  224,281,040 225,398,523 217,127,345 178,248,910 96,307,550 37,246,678 9,147,664 1,221,069       --       --
NY Venture III No. of
   Units                11,683,092  11,610,531  11,824,648   8,891,714  3,888,784  1,885,475   508,291    49,114       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.930      19.161      18.172      16.316     15.293     13.574    10.666    12.500       --       --
Value at End of Year        15.593      11.930      19.161      18.172     16.316     15.293    13.574    10.666       --       --
Venture III No. of
   Units                 4,302,533   4,911,015   5,829,855   7,198,032  8,510,674  8,582,094 7,642,690 2,318,975       --       --
NY Venture III No. of
   Units                 3,035,411   3,258,953   4,235,285   5,105,055  4,979,384  3,205,885 1,015,744   324,491       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.811      19.000      18.046      16.227     15.233     13.541    10.656    12.500       --       --
Value at End of Year        15.415      11.811      19.000      18.046     16.227     15.233    13.541    10.656       --       --
Venture III No. of
Units                  148,662,493 149,282,959 141,935,228 119,503,584 66,073,107 27,495,124 6,423,351    75,942       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.772      18.946      18.005      16.198     15.213     13.530    10.653    12.500       --       --
Value at End of Year        15.356      11.772      18.946      18.005     16.198     15.213    13.530    10.653       --       --
Venture III No. of
   Units                   720,792     841,577   1,130,645   1,448,763  1,619,428  1,741,522 1,520,746   631,146       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      13.106      21.124      20.104      18.114     17.038     15.176    12.500        --       --       --
Value at End of Year        17.070      13.106      21.124      20.104     18.114     17.038    15.176        --       --       --
Venture III No. of
   Units                 2,673,863   2,741,938   3,265,652   3,745,256  2,896,914  1,650,078   756,310        --       --       --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      16.402      22.009      21.252      19.567     19.098     17.486    15.088    15.984   16.172       --
Value at End of Year        20.531      16.402      22.009      21.252     19.567     19.098    17.486    15.088   15.984       --
Venture III No. of
   Units                   305,571     336,784     366,149     448,294    528,972    635,589   624,029   557,523  115,445       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      12.600      16.915      16.342      15.054     14.701     13.467    11.625    12.322   12.500       --
Value at End of Year        15.764      12.600      16.915      16.342     15.054     14.701    13.467    11.625   12.322       --
Venture III No. of
   Units                   467,418     403,225     441,138     533,594    638,792    744,900   783,613   851,567    8,967       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      12.460      16.753      16.210      14.954     14.625     13.418    11.600    12.314   12.500       --
Value at End of Year        15.566      12.460      16.753      16.210     14.954     14.625    13.418    11.600   12.314       --
Venture III No. of
   Units                    17,548      17,650      24,345      27,267     24,007     21,112    36,387    34,204    8,967       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.414      16.700      16.166      14.921     14.601     13.402    11.592    12.312   12.500       --
Value at End of Year        15.501      12.414      16.700      16.166     14.921     14.601    13.402    11.592   12.312       --
Venture III No. of
   Units                   179,990     251,590     192,207     279,300    288,994    372,448   511,850   500,929  159,770       --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      12.789      17.190      16.631      15.345     15.000     13.734    11.850    12.456       --       --
Value at End of Year        15.959      12.789      17.190      16.631     15.345     15.000    13.734    11.850       --       --
Venture III No. of
   Units                54,822,382  46,772,413  39,400,814  32,031,060 23,696,672 11,582,654 4,375,936   898,122       --       --
NY Venture III No. of
   Units                 3,287,197   2,987,433   2,223,182   1,663,651    972,142    564,943   215,066    81,435       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.792      17.202      16.652      15.372     15.033     13.771    11.888    12.500       --       --
Value at End of Year        15.955      12.792      17.202      16.652     15.372     15.033    13.771    11.888       --       --
Venture III No. of
   Units                 1,836,908   1,808,924   2,000,045   2,474,041  2,947,609  3,473,439 3,593,850 1,246,184       --       --
NY Venture III No. of
   Units                 1,088,404   1,137,110   1,439,735   1,645,168  1,665,305    998,003   387,094   214,108       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.665      17.058      16.537      15.288     14.974     13.738    11.877    12.500       --       --
Value at End of Year        15.773      12.665      17.058      16.537     15.288     14.974    13.738    11.877       --       --
Venture III No. of
   Units                28,453,008  23,956,397  18,541,134  15,782,723 10,558,478  5,301,216 1,857,801    34,204       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.623      17.010      16.499      15.261     14.954     13.726    11.873    12.500       --       --
Value at End of Year        15.713      12.623      17.010      16.499     15.261     14.954    13.726    11.873       --       --
Venture III No. of
   Units                   288,897     222,437     280,148     367,012    536,227    649,668   587,221   279,254       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.674      17.103      16.615      15.391     15.105     13.885    12.500        --       --       --
Value at End of Year        15.752      12.674      17.103      16.615     15.391     15.105    13.885        --       --       --
Venture III No. of
   Units                   604,555     666,345     775,469     871,648    986,641    712,600   327,981        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year          --          --          --          --     16.991     15.135    12.500        --       --       --
Value at End of Year            --          --          --          --     17.698     16.991    15.135        --       --       --
Venture III No. of
   Units                        --          --          --          --    387,718    343,304   201,343        --       --       --
NY Venture III No. of
   Units                        --          --          --          --     29,763     40,501    20,504        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --          --          --     16.977     15.130    12.500        --       --       --
Value at End of Year            --          --          --          --     17.675     16.977    15.130        --       --       --
Venture III No. of
   Units                        --          --          --          --     63,822     89,751    48,056        --       --       --
NY Venture III No. of
   Units                        --          --          --          --     41,745     98,814    51,742        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --          --          --     16.935     15.115    12.500        --       --       --
Value at End of Year            --          --          --          --     17.604     16.935    15.115        --       --       --
Venture III No. of
   Units                        --          --          --          --    221,679    243,114   110,465        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --     16.921     15.110    12.500        --       --       --
Value at End of Year            --          --          --          --     17.581     16.921    15.110        --       --       --
Venture III No. of
   Units                        --          --          --          --      7,503     12,799     8,264        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --          --     16.878     15.095    12.500        --       --       --
Value at End of Year            --          --          --          --     17.511     16.878    15.095        --       --       --
Venture III No. of
   Units                        --          --          --          --     23,820     22,544    16,944        --       --       --

MID CAP INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      12.674      20.265      19.164      17.757     16.115     14.145    10.686    12.806   12.924       --
Value at End of Year        17.050      12.674      20.265      19.164     17.757     16.115    14.145    10.686   12.806       --
Venture III No. of
   Units                    75,846      93,920      92,379     122,584    132,888    152,792   202,602   161,361   28,983       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      12.148      19.433      18.387      17.045     15.476     13.591    10.273    12.317   12.500       --
Value at End of Year        16.334      12.148      19.433      18.387     17.045     15.476    13.591    10.273   12.317       --
Venture III No. of
   Units                   109,978     114,781     119,657     149,371    191,144    260,098   271,347   258,651    3,203       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      12.013      19.247      18.238      16.933     15.397     13.542    10.251    12.309   12.500       --
Value at End of Year        16.129      12.013      19.247      18.238     16.933     15.397    13.542    10.251   12.309       --
Venture III No. of
   Units                     5,889       5,922       5,687       7,060      6,992      6,949     7,126     1,169    3,203       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.969      19.186      18.189      16.896     15.371     13.526    10.244    12.307   12.500       --
Value at End of Year        16.061      11.969      19.186      18.189     16.896     15.371    13.526    10.244   12.307       --
Venture III No. of
   Units                    31,423      51,817      46,444      61,027     68,406     76,236    75,013   111,154   16,546       --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      12.251      19.623      18.588      17.266     15.701     13.803    10.447    13.063       --       --
Value at End of Year        16.435      12.251      19.623      18.588     17.266     15.701    13.803    10.447       --       --
Venture III No. of
   Units                   490,311     601,124     668,289     948,753    777,606    789,337   578,414   153,193       --       --
NY Venture III No. of
   Units                    28,013      29,422      42,752      68,563     45,505     42,610    23,420    35,062       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.684      18.724      17.746      16.492     15.005     13.197     9.993    12.500       --       --
Value at End of Year        15.667      11.684      18.724      17.746     16.492     15.005    13.197     9.993       --       --
Venture III No. of
   Units                   288,730     323,380     364,692     438,383    524,786    605,135   632,676   346,118       --       --
NY Venture III No. of
   Units                    95,290      99,880     103,360     139,280    115,037    119,148    72,672    26,727       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.569      18.567      17.623      16.402     14.945     13.165     9.984    12.500       --       --
Value at End of Year        15.488      11.569      18.567      17.623     16.402     14.945    13.165     9.984       --       --
Venture III No. of
   Units                   472,207     491,538     572,126     678,826    515,525    511,084   295,326     1,169       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.530      18.514      17.582      16.373     14.926     13.154     9.981    12.500       --       --
Value at End of Year        15.429      11.530      18.514      17.582     16.373     14.926    13.154     9.981       --       --
Venture III No. of
   Units                    20,725      26,502      28,565      53,385     72,368    106,929   110,364    59,448       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      13.824      22.230      21.143      19.718     18.002     15.890    12.500        --       --       --
Value at End of Year        18.470      13.824      22.230      21.143     19.718     18.002    15.890        --       --       --
Venture III No. of
   Units                    19,557      27,356      37,610      48,679     27,551     21,883    18,378        --       --       --

MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-2009) - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year          --      11.492      12.500          --         --         --        --        --       --       --
Value at End of Year            --       6.537      11.492          --         --         --        --        --       --       --
Venture III No. of
   Units                        --      31,676      22,484          --         --         --        --        --       --       --
NY Venture III No. of
   Units                        --         879          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --      11.489      12.500          --         --         --        --        --       --       --
Value at End of Year            --       6.531      11.489          --         --         --        --        --       --       --
Venture III No. of
   Units                        --      10,874       9,233          --         --         --        --        --       --       --
NY Venture III No. of
   Units                        --         781          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --      11.477      12.500          --         --         --        --        --       --       --
Value at End of Year            --       6.515      11.477          --         --         --        --        --       --       --
Venture III No. of
   Units                        --      36,389      28,302          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      11.473      12.500          --         --         --        --        --       --       --
Value at End of Year            --       6.510      11.473          --         --         --        --        --       --       --
Venture III No. of
   Units                        --       2,983         183          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --      11.462      12.500          --         --         --        --        --       --       --
Value at End of Year            --       6.493      11.462          --         --         --        --        --       --       --
Venture III No. of
   Units                        --       4,968          --          --         --         --        --        --       --       --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      10.888      19.686      16.197      14.502     12.867     10.990     7.850    10.306   10.223       --
Value at End of Year        14.068      10.888      19.686      16.197     14.502     12.867    10.990     7.850   10.306       --
Venture III No. of
   Units                   236,809     283,714     296,237     370,523    494,884    378,185   398,229   349,686   81,844       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      13.153      23.792      19.585      17.544     15.575     13.308     9.511    12.493   12.500       --
Value at End of Year        16.985      13.153      23.792      19.585     17.544     15.575    13.308     9.511   12.493       --
Venture III No. of
   Units                   235,825     286,316     277,918     363,977    472,099    465,827   519,332   411,914    6,547       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      13.007      23.564      19.427      17.428     15.495     13.260     9.490    12.485   12.500       --
Value at End of Year        16.772      13.007      23.564      19.427     17.428     15.495    13.260     9.490   12.485       --
Venture III No. of
   Units                     7,320       8,176       6,839       7,499      9,418      9,400    23,248    11,558    6,547       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.959      23.488      14.965      17.390     15.468     13.244     9.484    12.482   12.500       --
Value at End of Year        16.701      12.959      23.488      14.965     17.390     15.468    13.244     9.484   12.482       --
Venture III No. of
   Units                   140,882     153,006     119,748     217,859    207,376    214,910   285,760   195,459   53,822       --

MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      13.151      23.821      19.635      17.616     15.651     13.400     9.595    11.871       --       --
Value at End of Year        16.952      13.151      23.821      19.635     17.616     15.651    13.400     9.595       --       --
Venture III No. of
   Units                 1,162,711   1,404,843   1,745,175   1,969,886  2,162,180  1,750,637 1,301,845   270,179       --       --
NY Venture III No. of
   Units                    68,131      68,871      73,201      81,808     78,688     55,175    33,593    33,898       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      13.802      25.013      20.627      18.516     16.459     14.098    10.101    12.500       --       --
Value at End of Year        17.782      13.802      25.013      20.627     18.516     16.459    14.098    10.101       --       --
Venture III No. of
   Units                   579,914     655,395     664,861     876,479  1,190,521  1,043,898 1,108,921   470,778       --       --
NY Venture III No. of
   Units                   128,222     138,211     154,535     192,866    231,243    194,931   112,955    47,469       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      13.665      24.802      20.484      18.416     16.394     14.064    10.091    12.500       --       --
Value at End of Year        17.580      13.665      24.802      20.484     18.416     16.394    14.064    10.091       --       --
Venture III No. of
   Units                   699,479     801,147   1,048,264   1,204,656  1,352,596  1,054,442   634,970     2,327       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.620      24.733      20.437      18.382     16.372     14.052    10.088    12.500       --       --
Value at End of Year        17.513      13.620      24.733      20.437     18.382     16.372    14.052    10.088       --       --
Venture III No. of
   Units                   171,350     134,588     180,300     108,062    146,800    128,480   130,373    76,387       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      15.072      27.411      22.685      20.434     18.227     15.668    12.500        --       --       --
Value at End of Year        19.351      15.072      27.411      22.685     20.434     18.227    15.668        --       --       --
Venture III No. of
   Units                   110,504      87,741     137,705     121,643    124,862    110,240    61,204        --       --       --

MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-1-2009) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --      20.077      20.272      18.356     17.278     14.114    11.446    12.945   12.508       --
Value at End of Year            --      12.038      20.077      20.272     18.356     17.278    14.114    11.446   12.945       --
Venture III No. of
   Units                        --     194,689     282,157     391,450    472,621    667,733   692,949   725,241  151,681       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --      20.081      20.286      18.378     17.307     14.145    11.477    12.987   12.500       --
Value at End of Year            --      12.035      20.081      20.286     18.378     17.307    14.145    11.477   12.987       --
Venture III No. of
   Units                        --     272,664     346,285     468,765    621,742    782,002   810,601   869,847   11,864       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --      19.889      20.122      18.257     17.219     14.094    11.453    12.979   12.500       --
Value at End of Year            --      11.901      19.889      20.122     18.257     17.219    14.094    11.453   12.979       --
Venture III No. of
   Units                        --      11,072      12,237      18,412     20,289     37,560    40,962    44,437   11,864       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      19.825      20.068      18.217     17.190     14.077    11.445    12.976   12.500       --
Value at End of Year            --      11.857      19.825      20.068     18.217     17.190    14.077    11.445   12.976       --
Venture III No. of
   Units                        --      66,616      98,224     144,280    292,470    375,914   274,159   264,964   63,706       --

MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --      19.841      20.072      18.214     17.182     14.063    11.425    13.178       --       --
Value at End of Year            --      11.872      19.841      20.072     18.214     17.182    14.063    11.425       --       --
Venture III No. of
   Units                        --   1,115,808   1,458,156   2,100,363  2,676,295  2,841,264 1,871,116   691,652       --       --
NY Venture III No. of
   Units                        --      71,390     101,303     121,906    138,879    121,447    69,806    91,791       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --      18.767      18.994      17.245     16.276     13.328    10.834    12.500       --       --
Value at End of Year            --      11.223      18.767      18.994     17.245     16.276    13.328    10.834       --       --
Venture III No. of
   Units                        --     707,414     927,777   1,285,793  1,936,626  2,299,574 2,359,949 1,190,734       --       --
NY Venture III No. of
   Units                        --     182,196     223,183     332,855    427,207    391,738   225,965   112,237       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --      18.609      18.863      17.151     16.212     13.296    10.823    12.500       --       --
Value at End of Year            --      11.112      18.609      18.863     17.151     16.212    13.296    10.823       --       --
Venture III No. of
   Units                        --     755,007     977,612   1,446,695  1,746,231  1,709,773   891,759    44,437       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      18.556      18.819      17.120     16.191     13.285    10.820    12.500       --       --
Value at End of Year            --      11.075      18.556      18.819     17.120     16.191    13.285    10.820       --       --
Venture III No. of
   Units                        --     129,220     168,958     294,001    365,042    496,235   470,354   274,196       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --      21.656      21.996      20.040     18.980     15.597    12.500        --       --       --
Value at End of Year            --      12.906      21.656      21.996     20.040     18.980    15.597        --       --       --
Venture III No. of
   Units                        --      49,051      61,614     129,057    147,276    150,617    88,023        --       --       --

MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      10.417      16.263      16.484      13.959     12.500         --        --        --       --       --
Value at End of Year        14.961      10.417      16.263      16.484     13.959         --        --        --       --       --
Venture III No. of
   Units                 1,295,799      51,201      87,651      99,300     37,150         --        --        --       --       --
NY Venture III No. of
   Units                    66,286      13,986      16,228      17,216      1,266         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      10.398      16.241      16.471      13.954     12.500         --        --        --       --       --
Value at End of Year        14.926      10.398      16.241      16.471     13.954         --        --        --       --       --
Venture III No. of
   Units                   949,604      28,960      34,723      36,130     20,183         --        --        --       --       --
NY Venture III No. of
   Units                   177,118         858       1,662       4,759      1,128         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      10.340      16.176      16.430      13.940     12.500         --        --        --       --       --
Value at End of Year        14.822      10.340      16.176      16.430     13.940         --        --        --       --       --
Venture III No. of
   Units                   710,742      40,476      51,710      71,461     23,834         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.322      16.155      16.416      13.935     12.500         --        --        --       --       --
Value at End of Year        14.788      10.322      16.155      16.416     13.935         --        --        --       --       --
Venture III No. of
   Units                   285,488         839       4,458       8,964     14,364         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      10.265      16.090      16.375      13.922     12.500         --        --        --       --       --
Value at End of Year        14.684      10.265      16.090      16.375     13.922         --        --        --       --       --
Venture III No. of
   Units                   100,227       3,278      11,149       9,429      9,333         --        --        --       --       --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      13.446      13.433      13.062      12.714     12.590     12.697    12.834    12.896   12.858       --
Value at End of Year        13.252      13.446      13.433      13.062     12.714     12.590    12.697    12.834   12.896       --
Venture III No. of
   Units                   173,319     293,903     267,379     259,114    322,364    431,108   739,705 1,453,977  651,917       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      13.023      13.017      12.664      12.333     12.218     12.329    12.468    12.534   12.500       --
Value at End of Year        12.829      13.023      13.017      12.664     12.333     12.218    12.329    12.468   12.534       --
Venture III No. of
   Units                   374,314     582,905     385,611     428,404    564,750    646,844   813,415 1,722,514  121,926       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      12.879      12.892      12.561      12.251     12.156     12.284    12.441    12.526   12.500       --
Value at End of Year        12.668      12.879      12.892      12.561     12.251     12.156    12.284    12.441   12.526       --
Venture III No. of
   Units                     2,963      14,567      12,652      10,646     29,552     62,791    39,223    61,394  121,926       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.831      12.851      12.527      12.224     12.135     12.269    12.432    12.523   12.500       --
Value at End of Year        12.614      12.831      12.851      12.527     12.224     12.135    12.269    12.432   12.523       --
Venture III No. of
   Units                    77,206     193,246     107,786     127,270    185,651    170,388   166,699   863,062  551,853       --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      12.857      12.871      12.540      12.231     12.136     12.264    12.420    12.477       --       --
Value at End of Year        12.657      12.857      12.871      12.540     12.231     12.136    12.264    12.420       --       --
Venture III No. of
   Units                27,915,513  33,845,520   9,799,567   7,771,103  4,457,608  2,613,385 2,483,355 1,435,813       --       --
NY Venture III No. of
   Units                 1,550,710   2,313,955     773,035     609,764    386,402    361,164   222,804   200,546       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.838      12.859      12.535      12.231     12.142     12.276    12.439    12.500       --       --
Value at End of Year        12.632      12.838      12.859      12.535     12.231     12.142    12.276    12.439       --       --
Venture III No. of
   Units                 1,296,703   1,970,028   1,159,215   1,287,045  1,477,736  1,517,588 2,110,911 1,967,421       --       --
NY Venture III No. of
   Units                   582,226     932,863     609,898     489,008    206,103    122,567   313,967   565,393       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.711      12.750      12.448      12.165     12.094     12.246    12.427    12.500       --       --
Value at End of Year        12.488      12.711      12.750      12.448     12.165     12.094    12.246    12.427       --       --
Venture III No. of
   Units                14,192,990  18,937,988   5,498,000   4,847,943  2,706,502  1,411,618   731,580    61,394       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.669      12.714      12.419      12.143     12.078     12.236    12.423    12.500       --       --
Value at End of Year        12.440      12.669      12.714      12.419     12.143     12.078    12.236    12.423       --       --
Venture III No. of
   Units                   150,396     255,969     164,350     155,929    309,180    363,462   228,877   363,599       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.700      12.764      12.486      12.227     12.180     12.358    12.500        --       --       --
Value at End of Year        12.451      12.700      12.764      12.486     12.227     12.180    12.358        --       --       --
Venture III No. of
   Units                   603,566     914,269     350,062     264,448    404,852    301,161   179,964        --       --       --

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year      24.614      51.827      37.521      31.257     21.702     17.786    12.500        --       --       --
Value at End of Year        38.470      24.614      51.827      37.521     31.257     21.702    17.786        --       --       --
Venture III No. of
   Units                   561,293     482,696     703,323     724,103    679,763    491,491   118,335        --       --       --
NY Venture III No. of
   Units                    27,995      30,644      35,730      39,141     36,487     24,341    11,654        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      24.544      51.707      37.453      31.216     21.684     17.781    12.500        --       --       --
Value at End of Year        38.342      24.544      51.707      37.453     31.216     21.684    17.781        --       --       --
Venture III No. of
   Units                   257,958     230,437     342,562     437,418    510,142    363,500   217,836        --       --       --
NY Venture III No. of
   Units                    62,172      48,756      57,249      63,128     70,979     49,771    20,424        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      24.336      51.347      37.249      31.092     21.630     17.763    12.500        --       --       --
Value at End of Year        37.961      24.336      51.347      37.249     31.092     21.630    17.763        --       --       --
Venture III No. of
   Units                   384,101     328,359     447,709     524,349    554,874    420,594   127,146        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      24.268      51.227      37.181      31.050     21.612     17.757    12.500        --       --       --
Value at End of Year        37.834      24.268      51.227      37.181     31.050     21.612    17.757        --       --       --
Venture III No. of
   Units                    44,470      47,460      55,676      73,379     88,906     50,175    31,605        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      24.062      50.871      36.978      30.927     21.558     17.740    12.500        --       --       --
Value at End of Year        37.458      24.062      50.871      36.978     30.927     21.558    17.740        --       --       --
Venture III No. of
   Units                    36,741      41,733      63,459      70,112     73,708     28,858     5,467        --       --       --

OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year      11.886      21.292      20.902      18.492     17.348     15.380    12.500        --       --       --
Value at End of Year        14.968      11.886      21.292      20.902     18.492     17.348    15.380        --       --       --
Venture III No. of
   Units                     5,085       7,457      11,981      16,853     14,729      6,731     4,328        --       --       --
NY Venture III No. of
   Units                       739         760         791         800        856        860        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.853      21.242      20.864      18.467     17.333     15.375    12.500        --       --       --
Value at End of Year        14.918      11.853      21.242      20.864     18.467     17.333    15.375        --       --       --
Venture III No. of
   Units                     2,173       3,018       5,094       7,685      8,207        684     4,049        --       --       --
NY Venture III No. of
   Units                     5,481       5,508       5,649       5,963      6,941      6,990     5,527        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.752      21.094      20.750      18.394     17.290     15.360    12.500        --       --       --
Value at End of Year        14.770      11.752      21.094      20.750     18.394     17.290    15.360        --       --       --
Venture III No. of
   Units                     8,422      12,787      16,818      16,617     18,443     36,490     5,674        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      20.712      18.137     17.276     15.355    12.500        --       --       --
Value at End of Year            --          --      21.045      20.712     18.137     17.276    15.355        --       --       --
Venture III No. of
   Units                        --          --         177         771         --        983        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      11.620      20.899      20.599      18.296     17.233     15.340    12.500        --       --       --
Value at End of Year        14.574      11.620      20.899      20.599     18.296     17.233    15.340        --       --       --
Venture III No. of
   Units                     1,298       1,307       1,934       1,765      1,786      1,937     1,574        --       --       --

OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year       9.919      17.198      18.482      15.521     14.501     12.500        --        --       --       --
Value at End of Year        12.147       9.919      17.198      18.482     15.521     14.501        --        --       --       --
Venture III No. of
   Units                     5,371       8,580      29,780      69,914     48,446      4,284        --        --       --       --
NY Venture III No. of
   Units                       108         191         170         155        163         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       9.895      17.166      18.458      15.509     14.496     12.500        --        --       --       --
Value at End of Year        12.113       9.895      17.166      18.458     15.509     14.496        --        --       --       --
Venture III No. of
   Units                     1,774       8,144      35,469      58,164     41,133      1,321        --        --       --       --
NY Venture III No. of
   Units                        --          --         134         920        927         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       9.826      17.072      18.384      15.470     14.481     12.500        --        --       --       --
Value at End of Year        12.010       9.826      17.072      18.384     15.470     14.481        --        --       --       --
Venture III No. of
   Units                     3,189       3,326       8,860      11,998      7,515        967        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       9.804      17.041      18.360      15.457     14.477     12.500        --        --       --       --
Value at End of Year        11.976       9.804      17.041      18.360     15.457     14.477        --        --       --       --
Venture III No. of
   Units                       671         677       1,390         701        468        471        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --      18.287      15.419     14.462     12.500        --        --       --       --
Value at End of Year            --          --      18.287      18.287     15.419     14.462        --        --       --       --
Venture III No. of
   Units                        --          --          --         358         --         --        --        --       --       --

OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      11.177      19.658      17.812      15.135     12.500         --        --        --       --       --
Value at End of Year        14.341      11.177      19.658      17.812     15.135         --        --        --       --       --
Venture III No. of
   Units                    28,767      38,675      42,097      52,618     64,770         --        --        --       --       --
NY Venture III No. of
   Units                     5,666       5,865       6,842       9,960         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.156      19.631      17.797      15.130     12.500         --        --        --       --       --
Value at End of Year        14.307      11.156      19.631      17.797     15.130         --        --        --       --       --
Venture III No. of
   Units                     6,775       7,936      11,558      19,022     15,453         --        --        --       --       --
NY Venture III No. of
   Units                     3,480       3,697       4,397      10,356      4,295         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.095      19.553      17.753      15.115     12.500         --        --        --       --       --
Value at End of Year        14.207      11.095      19.553      17.753     15.115         --        --        --       --       --
Venture III No. of
   Units                    30,401      34,071      37,144      43,326     21,650         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.075      19.527      17.738      15.110     12.500         --        --        --       --       --
Value at End of Year        14.174      11.075      19.527      17.738     15.110         --        --        --       --       --
Venture III No. of
   Units                       184         339         575          71      7,620         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --      19.449      17.694      15.095     12.500         --        --        --       --       --
Value at End of Year            --      11.014      19.449      17.694     15.095         --        --        --       --       --
Venture III No. of
   Units                        --       4,173       1,483       1,483     10,013         --        --        --       --       --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --          --          --         --     11.418     8.071    10.444   11.328       --
Value at End of Year            --          --          --          --         --     12.555    11.418     8.071   10.444       --
Venture III No. of
   Units                        --          --          --          --         --    144,765   141,443   165,874   36,514       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --          --          --         --     12.437     8.795    11.387   12.500       --
Value at End of Year            --          --          --          --         --     13.668    12.437     8.795   11.387       --
Venture III No. of
   Units                        --          --          --          --         --    133,321   150,058   152,627      173       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --          --          --          --         --     12.392     8.776    11.380   12.500       --
Value at End of Year            --          --          --          --         --     13.598    12.392     8.776   11.380       --
Venture III No. of
   Units                        --          --          --          --         --      1,343     2,441     2,345      173       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --         --     12.377     8.770    11.378   12.500       --
Value at End of Year            --          --          --          --         --     13.575    12.377     8.770   11.378       --
Venture III No. of
   Units                        --          --          --          --         --     63,866    30,148    50,642    6,459       --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --          --          --          --         --     14.151    10.010    12.974       --       --
Value at End of Year            --          --          --          --         --     15.528    14.151    10.010       --       --
Venture III No. of
   Units                        --          --          --          --         --    570,019   317,889   184,066       --       --
NY Venture III No. of
   Units                        --          --          --          --         --     24,404    12,925     7,480       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --          --          --         --     13.623     9.641    12.500       --       --
Value at End of Year            --          --          --          --         --     14.941    13.623     9.641       --       --
Venture III No. of
   Units                        --          --          --          --         --    331,843   325,599   252,300       --       --
NY Venture III No. of
   Units                        --          --          --          --         --     72,615    25,076    13,229       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --          --          --         --     13.589     9.632    12.500       --       --
Value at End of Year            --          --          --          --         --     14.882    13.589     9.632       --       --
Venture III No. of
   Units                        --          --          --          --         --    235,635   118,496     2,345       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --         --     13.578     9.629    12.500       --       --
Value at End of Year            --          --          --          --         --     14.863    13.578     9.629       --       --
Venture III No. of
   Units                        --          --          --          --         --    145,592    37,591    19,627       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --          --         --     17.900    12.500        --       --       --
Value at End of Year            --          --          --          --         --     19.564    17.900        --       --       --
Venture III No. of
   Units                        --          --          --          --         --     61,639     4,640        --       --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year       8.565      14.516      13.523      12.379     10.008      8.703     6.288     7.309    7.603       --
Value at End of Year        11.147       8.565      14.516      13.523     12.379     10.008     8.703     6.288    7.309       --
Venture III No. of
   Units                    25,564      25,830      30,968      52,304     79,291    112,687   136,386   108,733   61,078       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      13.808      23.415      21.823      19.989     16.167     14.067    10.168    11.825   12.500       --
Value at End of Year        17.963      13.808      23.415      21.823     19.989     16.167    14.067    10.168   11.825       --
Venture III No. of
   Units                    18,527      14,116      53,938      60,712     73,379     54,008    37,168    33,772      361       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --      23.190      21.647      19.857     16.084     14.016    10.146    11.817   12.500       --
Value at End of Year            --      13.655      23.190      21.647     19.857     16.084    14.016    10.146   11.817       --
Venture III No. of
   Units                        --          --          --          --        107        129       268       537      361       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.604      23.116      21.588      19.813     16.057     13.999    10.139    11.815   12.500       --
Value at End of Year        17.663      13.604      23.116      21.588     19.813     16.057    13.999    10.139   11.815       --
Venture III No. of
   Units                     3,505       5,070       5,268       8,291     12,229      6,213    12,978    18,651      912       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      14.412      24.456      22.845      20.938     16.971     14.772    10.687    13.477       --       --
Value at End of Year        18.705      14.412      24.456      22.845     20.938     16.971    14.772    10.687       --       --
Venture III No. of
   Units                   219,923     230,717     379,078     457,272    484,961    334,235   313,910    88,949       --       --
NY Venture III No. of
   Units                    16,663      16,586      19,977      22,770     24,196     10,490     2,175       484       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      13.323      22.619      21.140      19.384     15.720     13.690     9.909    12.500       --       --
Value at End of Year        17.282      13.323      22.619      21.140     19.384     15.720    13.690     9.909       --       --
Venture III No. of
   Units                    98,117      89,698     210,694     269,178    401,349    296,557   230,924   103,642       --       --
NY Venture III No. of
   Units                    59,027      47,884      48,478      58,788     56,001     49,762    33,108     5,834       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      13.191      22.429      20.993      19.279     15.657     13.656     9.900    12.500       --       --
Value at End of Year        17.085      13.191      22.429      20.993     19.279     15.657    13.656     9.900       --       --
Venture III No. of
   Units                   157,487     120,807     270,538     307,681    318,021    254,982   101,718       537       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.147      22.366      20.945      19.244     15.637     13.645     9.897    12.500       --       --
Value at End of Year        17.020      13.147      22.366      20.945     19.244     15.637    13.645     9.897       --       --
Venture III No. of
   Units                    14,320      15,795      28,679      33,105     40,792     44,329    38,717     7,229       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      17.455      29.739      27.892      25.665     20.886     18.253    12.500        --       --       --
Value at End of Year        22.564      17.455      29.739      27.892     25.665     20.886    18.253        --       --       --
Venture III No. of
   Units                    18,017       8,647      15,532      21,385     31,423     27,491    22,767        --       --       --

PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year      12.976      15.738      14.815      14.432     13.849     12.500        --        --       --       --
Value at End of Year        15.485      12.976      15.738      14.815     14.432     13.849        --        --       --       --
Venture III No. of
   Units                   127,226     136,998     167,318     505,509    706,874     76,998        --        --       --       --
NY Venture III No. of
   Units                    30,400      29,433      35,085      44,375     16,003        865        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.946      15.709      14.796      14.420     13.844     12.500        --        --       --       --
Value at End of Year        15.441      12.946      15.709      14.796     14.420     13.844        --        --       --       --
Venture III No. of
   Units                    48,555      50,626      62,041     138,216    437,009     76,612        --        --       --       --
NY Venture III No. of
   Units                    52,707      49,440      81,539     122,370    157,252     44,529        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.856      15.623      14.737      14.384     13.830     12.500        --        --       --       --
Value at End of Year        15.310      12.856      15.623      14.737     14.384     13.830        --        --       --       --
Venture III No. of
   Units                    96,496      94,110     127,743     161,921    289,925     35,267        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.826      15.594      14.717      14.372     13.826     12.500        --        --       --       --
Value at End of Year        15.267      12.826      15.594      14.717     14.372     13.826        --        --       --       --
Venture III No. of
   Units                    17,088      21,780      20,354      12,336     21,067     19,229        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.736      15.509      14.659      14.336     13.812     12.500        --        --       --       --
Value at End of Year        15.138      12.736      15.509      14.659     14.336     13.812        --        --       --       --
Venture III No. of
   Units                       855       1,817       5,774      10,983     20,534      1,049        --        --       --       --

QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --      13.916      13.591     12.160     10.458     7.675    10.087   11.373       --
Value at End of Year            --          --      13.403      13.916     13.591     12.160    10.458     7.675   10.087       --
Venture III No. of
   Units                        --          --      24,116      30,315     46,617     52,250    51,043    50,378    6,044       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --      15.215      14.867     13.308     11.452     8.408    11.057   12.500       --
Value at End of Year            --          --      14.647      15.215     14.867     13.308    11.452     8.408   11.057       --
Venture III No. of
   Units                        --          --      10,708      25,112     52,568     58,120    60,884    57,203       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --          --      15.092      14.769     13.240     11.410     8.390    11.050   12.500       --
Value at End of Year            --          --      14.506      15.092     14.769     13.240    11.410     8.390   11.050       --
Venture III No. of
   Units                        --          --         327         328        330      1,634     2,179     2,463       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      15.051      14.736     13.217     11.396     8.384    11.047   12.500       --
Value at End of Year            --          --      14.460      15.051     14.736     13.217    11.396     8.384   11.047       --
Venture III No. of
   Units                        --          --       6,995       8,128     12,151     23,133    12,693    20,554      639       --

QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --          --      17.428      17.071     15.305     13.199     9.701    12.291       --       --
Value at End of Year            --          --      16.766      17.428     17.071     15.305    13.199     9.701       --       --
Venture III No. of
   Units                        --          --     111,444     164,533    189,346    148,228    89,981    22,133       --       --
NY Venture III No. of
   Units                        --          --       9,135       9,884      9,903     19,878     9,400     1,821       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --      17.683      17.329     15.544     13.412     9.862    12.500       --       --
Value at End of Year            --          --      17.002      17.683     17.329     15.544    13.412     9.862       --       --
Venture III No. of
   Units                        --          --      57,179      80,579    144,739    134,711   128,830    59,910       --       --
NY Venture III No. of
   Units                        --          --       5,976      20,115     19,167     17,868     6,549     6,951       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --      17.561      17.235     15.483     13.379     9.853    12.500       --       --
Value at End of Year            --          --      16.859      17.561     17.235     15.483    13.379     9.853       --       --
Venture III No. of
   Units                        --          --      35,642      59,417     98,119     80,946    29,791     2,463       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      17.520      17.204     15.463     13.368     9.850    12.500       --       --
Value at End of Year            --          --      16.812      17.520     17.204     15.463    13.368     9.850       --       --
Venture III No. of
   Units                        --          --       4,161       4,632      7,966     10,575    10,242     4,978       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --      20.465      20.126     18.116     15.686    12.500        --       --       --
Value at End of Year            --          --      19.608      20.465     20.126     18.116    15.686        --       --       --
Venture III No. of
   Units                        --          --       3,436       5,553      6,934      5,151     3,144        --       --       --

REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      18.447      30.961      37.303      27.458     24.956     19.216    14.039    13.914   13.920       --
Value at End of Year        23.619      18.447      30.961      37.303     27.458     24.956    19.216    14.039   13.914       --
Venture III No. of
   Units                    51,544      74,188      95,820     132,883    188,012    247,494   264,917   266,268   39,205       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      16.387      27.519      33.172      24.430     22.215     17.114    12.510    12.404   12.500       --
Value at End of Year        20.972      16.387      27.519      33.172     24.430     22.215    17.114    12.510   12.404       --
Venture III No. of
   Units                    65,972      73,931      95,010     138,754    171,824    255,261   265,024   255,266   11,076       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      16.206      27.255      32.904      24.268     22.101     17.052    12.483    12.396   12.500       --
Value at End of Year        20.708      16.206      27.255      32.904     24.268     22.101    17.052    12.483   12.396       --
Venture III No. of
   Units                     1,198       1,661       2,951       4,905      6,384     24,127    31,185    18,135   11,076       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      16.146      27.168      32.815      24.215     22.064     17.031    12.474    12.393   12.500       --
Value at End of Year        20.621      16.146      27.168      32.815     24.215     22.064    17.031    12.474   12.393       --
Venture III No. of
   Units                    21,955      25,155      31,473      51,405     51,849     75,797    69,864    82,310   25,944       --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      16.495      27.756      33.503      24.712     22.500     17.360    12.703    13.428       --       --
Value at End of Year        21.099      16.495      27.756      33.503     24.712     22.500    17.360    12.703       --       --
Venture III No. of
   Units                   507,457     611,271     774,393   1,165,660  1,197,178  1,321,526   958,408   371,522       --       --
NY Venture III No. of
   Units                    33,308      34,542      43,369      50,986     48,150     44,969    26,331    33,209       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      15.304      25.766      31.117      22.963     20.918     16.148    11.822    12.500       --       --
Value at End of Year        19.566      15.304      25.766      31.117     22.963     20.918    16.148    11.822       --       --
Venture III No. of
   Units                   209,682     226,101     294,056     416,372    566,773    720,356   748,678   457,392       --       --
NY Venture III No. of
   Units                    43,645      51,766      88,717     107,222    121,253    103,622    55,444    81,806       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      15.153      25.549      30.901      22.838     20.835     16.108    11.810    12.500       --       --
Value at End of Year        19.343      15.153      25.549      30.901     22.838     20.835    16.108    11.810       --       --
Venture III No. of
   Units                   262,830     295,102     395,189     620,476    613,953    765,647   333,783    18,135       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      15.102      25.477      30.830      22.797     20.808     16.095    11.807    12.500       --       --
Value at End of Year        19.269      15.102      25.477      30.830     22.797     20.808    16.095    11.807       --       --
Venture III No. of
   Units                    47,743      52,082      64,459      95,704    124,890    152,972   152,575    91,989       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      14.605      24.675      29.904      22.146     20.244     15.682    12.500        --       --       --
Value at End of Year        18.606      14.605      24.675      29.904     22.146     20.244    15.682        --       --       --
Venture III No. of
   Units                    33,648      30,006      34,220      74,059     72,841     83,658    35,464        --       --       --

REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year      12.929      14.859      13.599      13.798     13.859     12.959    12.500        --       --       --
Value at End of Year        15.162      12.929      14.859      13.599     13.798     13.859    12.959        --       --       --
Venture III No. of
   Units                   834,391     908,652   1,134,181   1,491,904  2,001,717  2,015,752   694,471        --       --       --
NY Venture III No. of
   Units                    61,533      69,213      87,509      94,120    176,928    139,565    96,503        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.893      14.825      13.574      13.780     13.847     12.954    12.500        --       --       --
Value at End of Year        15.112      12.893      14.825      13.574     13.780     13.847    12.954        --       --       --
Venture III No. of
   Units                   187,048     144,261     137,445     236,161    435,130    534,620   415,081        --       --       --
NY Venture III No. of
   Units                   102,124     114,243     134,462     186,732    293,002    224,928    48,673        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.783      14.722      13.500      13.725     13.813     12.942    12.500        --       --       --
Value at End of Year        14.962      12.783      14.722      13.500     13.725     13.813    12.942        --       --       --
Venture III No. of
   Units                   591,848     650,604     582,487     898,133  1,168,944  1,153,879   731,647        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.747      14.687      13.475      13.707     13.801     12.937    12.500        --       --       --
Value at End of Year        14.912      12.747      14.687      13.475     13.707     13.801    12.937        --       --       --
Venture III No. of
   Units                    33,182      43,839      25,121      47,326     98,904    100,383    58,343        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.639      14.585      13.402      13.652     13.767     12.925    12.500        --       --       --
Value at End of Year        14.764      12.639      14.585      13.402     13.652     13.767    12.925        --       --       --
Venture III No. of
   Units                    40,236      69,467      54,814      73,422    111,484    139,292    80,811        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year       8.084      14.795      12.581      12.121     12.070     12.165     8.223    14.114   16.450       --
Value at End of Year        13.080       8.084      14.795      12.581     12.121     12.070    12.165     8.223   14.114       --
Venture III No. of
   Units                    87,654     100,682     114,578     182,862    249,641    354,318   442,928   179,857   57,406       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year       5.887      10.779       9.171       8.839      8.807      8.881     6.006    10.313   12.500       --
Value at End of Year         9.520       5.887      10.779       9.171      8.839      8.807     8.881     6.006   10.313       --
Venture III No. of
   Units                   184,664     188,956     246,593     303,102    316,805    392,679   437,547   282,494    4,076       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year       5.822      10.676       9.096       8.781      8.762      8.849     5.993    10.307   12.500       --
Value at End of Year         9.400       5.822      10.676       9.096      8.781      8.762     8.849     5.993   10.307       --
Venture III No. of
   Units                     2,625       3,133       2,900       3,476      3,560      8,664    16,904     5,580    4,076       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       5.800      10.641       9.072       8.761      8.747      8.838     5.989    10.305   12.500       --
Value at End of Year         9.361       5.800      10.641       9.072      8.761      8.747     8.838     5.989   10.305       --
Venture III No. of
   Units                    74,725      60,507      88,293     112,717    130,547    167,848   331,907   150,920   55,036       --

SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year       7.184      13.168      11.225      10.829     10.812     10.906     7.369     9.909       --       --
Value at End of Year        11.598       7.184      13.168      11.225     10.829     10.812    10.906     7.369       --       --
Venture III No. of
   Units                   875,575     644,735     948,698     873,435    975,766  1,201,486 1,130,156   184,060       --       --
NY Venture III No. of
   Units                    25,475      21,089      29,706      56,375     85,514     90,668    73,783     6,103       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year       9.031      16.564      14.127      13.636     13.620     13.746     9.292    12.500       --       --
Value at End of Year        14.574       9.031      16.564      14.127     13.636     13.620    13.746     9.292       --       --
Venture III No. of
   Units                   201,634     220,061     317,258     382,261    520,780    677,523   785,025   202,175       --       --
NY Venture III No. of
   Units                    68,781      49,788      76,041      81,351    124,014    144,225   110,727    25,846       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year       8.942      16.425      14.029      13.562     13.566     13.712     9.283    12.500       --       --
Value at End of Year        14.408       8.942      16.425      14.029     13.562     13.566    13.712     9.283       --       --
Venture III No. of
   Units                   333,129     303,660     417,561     516,414    532,896    580,571   411,007     5,580       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       8.912      16.378      13.997      13.537     13.549     13.701     9.280    12.500       --       --
Value at End of Year        14.353       8.912      16.378      13.997     13.537     13.549    13.701     9.280       --       --
Venture III No. of
   Units                    43,815      31,022      45,331      51,846     64,311     74,166   123,891    52,918       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      10.440      19.214      16.445      15.929     15.966     16.170    12.500        --       --       --
Value at End of Year        16.788      10.440      19.214      16.445     15.929     15.966    16.170        --       --       --
Venture III No. of
   Units                    16,897      15,559      36,115      40,430     42,766     53,131    38,435        --       --       --

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      11.660      19.691      17.597      15.801     12.500         --        --        --       --       --
Value at End of Year        15.417      11.660      19.691      17.597     15.801         --        --        --       --       --
Venture III No. of
   Units                   254,365     259,023     241,664     248,248    177,098         --        --        --       --       --
NY Venture III No. of
   Units                    10,169      10,371       7,746       3,535        683         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.638      19.665      17.582      15.796     12.500         --        --        --       --       --
Value at End of Year        15.381      11.638      19.665      17.582     15.796         --        --        --       --       --
Venture III No. of
   Units                    71,808      83,313      87,951      98,234     80,821         --        --        --       --       --
NY Venture III No. of
   Units                    19,107      26,425       5,017       7,702      2,437         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.574      19.586      17.539      15.780     12.500         --        --        --       --       --
Value at End of Year        15.274      11.574      19.586      17.539     15.780         --        --        --       --       --
Venture III No. of
   Units                   113,135     143,891     139,418     138,254     78,343         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.553      19.560      17.524      15.775     12.500         --        --        --       --       --
Value at End of Year        15.238      11.553      19.560      17.524     15.775         --        --        --       --       --
Venture III No. of
   Units                    31,825      34,814      18,800       8,490      1,082         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      11.490      19.482      17.480      15.759     12.500         --        --        --       --       --
Value at End of Year        15.132      11.490      19.482      17.480     15.759         --        --        --       --       --
Venture III No. of
   Units                     7,020       4,255       9,672      10,567      5,849         --        --        --       --       --

SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      10.958      16.807      17.467      15.098     14.773     12.801     8.927    11.557   11.506       --
Value at End of Year        13.651      10.958      16.807      17.467     15.098     14.773    12.801     8.927   11.557       --
Venture III No. of
   Units                    67,494      67,868      72,230      88,928    101,535    111,695   166,389   121,096   14,176       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      11.747      18.026      18.743      16.209     15.868     13.757     9.598    12.433   12.500       --
Value at End of Year        14.626      11.747      18.026      18.743     16.209     15.868    13.757     9.598   12.433       --
Venture III No. of
   Units                    88,515      92,430     107,325     129,209    165,319    201,964   251,915   198,216    1,266       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      11.617      17.853      18.591      16.102     15.787     13.707     9.578    12.425   12.500       --
Value at End of Year        14.443      11.617      17.853      18.591     16.102     15.787    13.707     9.578   12.425       --
Venture III No. of
   Units                     4,854       4,853       4,842       6,130      6,997     10,322    10,447     2,660    1,266       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.574      17.796      18.541      16.066     15.760     13.691     9.571    12.422   12.500       --
Value at End of Year        14.382      11.574      17.796      18.541     16.066     15.760    13.691     9.571   12.422       --
Venture III No. of
   Units                    20,066      33,180      42,238      43,813     44,081     59,294    63,048    94,702    7,324       --

SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      11.893      18.274      19.027      16.483     16.158     14.025     9.811    12.922       --       --
Value at End of Year        14.780      11.893      18.274      19.027     16.483     16.158    14.025     9.811       --       --
Venture III No. of
   Units                   235,403     261,945     300,367     487,758    639,496    649,660   492,023   124,484       --       --
NY Venture III No. of
   Units                    13,073      14,323      19,482      28,874     29,011     21,977    16,147    23,187       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.466      17.628      18.363      15.916     15.610     13.556     9.487    12.500       --       --
Value at End of Year        14.242      11.466      17.628      18.363     15.916     15.610    13.556     9.487       --       --
Venture III No. of
   Units                   217,062     252,302     289,106     363,779    521,675    568,237   624,153   268,338       --       --
NY Venture III No. of
   Units                    67,536      75,187      84,097     106,566    122,961    131,345    73,769    23,713       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.352      17.479      18.236      15.829     15.549     13.523     9.478    12.500       --       --
Value at End of Year        14.080      11.352      17.479      18.236     15.829     15.549    13.523     9.478       --       --
Venture III No. of
   Units                   279,696     285,478     319,945     409,175    456,066    482,820   307,301     2,660       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.315      17.430      18.194      15.801     15.528     13.512     9.475    12.500       --       --
Value at End of Year        14.026      11.315      17.430      18.194     15.801     15.528    13.512     9.475       --       --
Venture III No. of
   Units                    25,435      29,349      35,267      48,334     61,834     76,647    85,100    57,304       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      13.885      21.421      22.394      19.477     19.170     16.706    12.500        --       --       --
Value at End of Year        17.186      13.885      21.421      22.394     19.477     19.170    16.706        --       --       --
Venture III No. of
   Units                    19,406      10,258      13,140      16,812     19,880     20,584    17,485        --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      12.705      22.322      24.578      22.621     12.500         --        --        --       --       --
Value at End of Year        16.729      12.705      22.322      24.578     22.621         --        --        --       --       --
Venture III No. of
   Units                    48,585      58,880      72,472     109,619    142,270         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      12.669      22.270      24.533      22.591     12.500         --        --        --       --       --
Value at End of Year        16.674      12.669      22.270      24.533     22.591         --        --        --       --       --
Venture III No. of
   Units                    59,659      63,747      65,996     109,420    146,030         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      12.562      22.115      24.399      22.501     12.500         --        --        --       --       --
Value at End of Year        16.508      12.562      22.115      24.399     22.501         --        --        --       --       --
Venture III No. of
   Units                       634         898         880       1,754      1,513         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.526      22.063      24.355      22.471     12.500         --        --        --       --       --
Value at End of Year        16.453      12.526      22.063      24.355     22.471         --        --        --       --       --
Venture III No. of
   Units                    66,941      68,325      72,288      78,415     95,549         --        --        --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year      12.612      22.205      14.986      22.591     21.342     17.292    12.500        --       --       --
Value at End of Year        16.573      12.612      22.205      14.986     22.591     21.342    17.292        --       --       --
Venture III No. of
   Units                   291,547     129,073     456,256     673,916    806,725    254,329    59,939        --       --       --
NY Venture III No. of
   Units                    19,817      25,570      35,043      45,457     32,017      2,878        38        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.576      22.153      24.443      22.561     21.325     17.286    12.500        --       --       --
Value at End of Year        16.518      12.576      22.153      24.443     22.561     21.325    17.286        --       --       --
Venture III No. of
   Units                   147,915     159,803     225,620     312,505    465,918     70,908    17,378        --       --       --
NY Venture III No. of
   Units                    49,681      57,190      74,258      90,014    114,661     23,672     6,795        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.470      21.999      24.309      22.472     21.272     17.269    12.500        --       --       --
Value at End of Year        16.354      12.470      21.999      24.309     22.472     21.272    17.269        --       --       --
Venture III No. of
   Units                   218,315     255,739     333,100     479,610    600,588    181,511    53,999        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.434      21.948      24.265      22.442     21.254     17.264    12.500        --       --       --
Value at End of Year        16.299      12.434      21.948      24.265     22.442     21.254    17.264        --       --       --
Venture III No. of
   Units                    19,072      20,683      23,635      28,782     39,445     18,993    90,696        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.329      21.795      24.132      22.353     21.201     17.247    12.500        --       --       --
Value at End of Year        16.137      12.329      21.795      24.132     22.353     21.201    17.247        --       --       --
Venture III No. of
   Units                    14,271      15,862      24,882      35,492     37,110     14,306     5,881        --       --       --

SMALL CAP TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year          --          --      14.945      14.145     12.500         --        --        --       --       --
Value at End of Year            --          --      14.741      14.945     14.145         --        --        --       --       --
Venture III No. of
   Units                        --          --      16,984      15,514      1,803         --        --        --       --       --
NY Venture III No. of
   Units                        --          --          --           1         72         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --      14.932      14.140     12.500         --        --        --       --       --
Value at End of Year            --          --      14.722      14.932     14.140         --        --        --       --       --
Venture III No. of
   Units                        --          --          83       8,554      6,265         --        --        --       --       --
NY Venture III No. of
   Units                        --          --       3,056       3,069      2,656         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --      14.895      14.126     12.500         --        --        --       --       --
Value at End of Year            --          --      14.663      14.895     14.126         --        --        --       --       --
Venture III No. of
   Units                        --          --       8,003       8,704     12,639         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      14.883      14.121     12.500         --        --        --       --       --
Value at End of Year            --          --      14.643      14.883     14.121         --        --        --       --       --
Venture III No. of
   Units                        --          --       1,214       1,843      1,323         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --      14.107     12.500         --        --        --       --       --
Value at End of Year            --          --          --      14.846     14.107         --        --        --       --       --
Venture III No. of
   Units                        --          --          --         364        364         --        --        --       --       --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      11.516      15.878      16.667      14.234     12.500         --        --        --       --       --
Value at End of Year        14.543      11.516      15.878      16.667     14.234         --        --        --       --       --
Venture III No. of
   Units                   317,224     584,545     535,994     676,921    291,038         --        --        --       --       --
NY Venture III No. of
   Units                    17,330      20,334      22,856      17,955      4,835         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.495      15.857      16.653      14.230     12.500         --        --        --       --       --
Value at End of Year        14.509      11.495      15.857      16.653     14.230         --        --        --       --       --
Venture III No. of
   Units                    61,722     124,794     123,249     119,204     72,897         --        --        --       --       --
NY Venture III No. of
   Units                     3,366      14,340      14,422      21,076      9,531         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.431      15.794      16.612      14.215     12.500         --        --        --       --       --
Value at End of Year        14.408      11.431      15.794      16.612     14.215         --        --        --       --       --
Venture III No. of
   Units                   166,073     228,198     244,944     208,489     93,639         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.411      15.773      16.598      14.211     12.500         --        --        --       --       --
Value at End of Year        14.374      11.411      15.773      16.598     14.211         --        --        --       --       --
Venture III No. of
   Units                     9,291      93,798      14,281      29,004      8,198         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      11.348      15.710      16.557      14.197     12.500         --        --        --       --       --
Value at End of Year        14.274      11.348      15.710      16.557     14.197         --        --        --       --       --
Venture III No. of
   Units                    13,042      61,974      28,054      18,398     22,693         --        --        --       --       --


SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --          --          --         --     12.134     8.830    12.058   12.219       --
Value at End of Year            --          --          --          --         --     12.793    12.134     8.830   12.058       --
Venture III No. of
   Units                        --          --          --          --         --    275,802   319,465   322,040   58,747       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --          --          --         --     12.243     8.913    12.179   12.500       --
Value at End of Year            --          --          --          --         --     12.902    12.243     8.913   12.179       --
Venture III No. of
   Units                        --          --          --          --         --    316,014   372,895   364,615   10,681       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --          --          --          --         --     12.199     8.894    12.171   12.500       --
Value at End of Year            --          --          --          --         --     12.836    12.199     8.894   12.171       --
Venture III No. of
   Units                        --          --          --          --         --      5,671     8,316    12,145   10,681       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --         --     12.184     8.888    12.169   12.500       --
Value at End of Year            --          --          --          --         --     12.814    12.184     8.888   12.169       --
Venture III No. of
   Units                        --          --          --          --         --    204,268   207,926   199,977   22,152       --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES
(units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --          --          --          --         --     12.901     9.393    12.940       --       --
Value at End of Year            --          --          --          --         --     13.582    12.901     9.393       --       --
Venture III No. of
   Units                        --          --          --          --         --  1,057,471   821,306   265,584       --       --
NY Venture III No. of
   Units                        --          --          --          --         --     53,231    33,016    18,573       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --          --          --         --     12.453     9.071    12.500       --       --
Value at End of Year            --          --          --          --         --     13.103    12.453     9.071       --       --
Venture III No. of
   Units                        --          --          --          --         --  1,071,424 1,067,398   478,150       --       --
NY Venture III No. of
   Units                        --          --          --          --         --    188,429   124,416    19,341       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --          --          --         --     12.422     9.062    12.500       --       --
Value at End of Year            --          --          --          --         --     13.051    12.422     9.062       --       --
Venture III No. of
   Units                        --          --          --          --         --    889,536   546,646    12,145       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --         --     12.412     9.059    12.500       --       --
Value at End of Year            --          --          --          --         --     13.034    12.412     9.059       --       --
Venture III No. of
   Units                        --          --          --          --         --     71,277    90,696    53,391       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --          --         --     16.207    12.500        --       --       --
Value at End of Year            --          --          --          --         --     16.993    16.207        --       --       --
Venture III No. of
   Units                        --          --          --          --         --     41,071    26,962        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
SMALL COMPANY TRUST (MERGED INTO SMALL COMPANY VALUE TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
Value at Start of Year          --      14.922      16.264      15.686     15.045     12.500        --        --       --       --
Value at End of Year            --       8.321      14.922      16.264     15.686     15.045        --        --       --       --
Venture III No. of
   Units                        --      24,790      38,307      51,474    228,347     75,065        --        --       --       --
NY Venture III No. of
   Units                        --       2,472       3,949       3,818      3,017         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --      14.895      16.243      15.673     15.040     12.500        --        --       --       --
Value at End of Year            --       8.302      14.895      16.243     15.673     15.040        --        --       --       --
Venture III No. of
   Units                        --       1,840       2,896       3,454     29,216      3,612        --        --       --       --
NY Venture III No. of
   Units                        --         834         838         842        846         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year          --      14.813      16.178      15.634     15.025     12.500        --        --       --       --
Value at End of Year            --       8.244      14.813      16.178     15.634     15.025        --        --       --       --
Venture III No. of
   Units                        --      14,740      16,506      23,832     36,537     23,197        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      16.157      15.621     15.020     12.500        --        --       --       --
Value at End of Year            --          --      14.786      16.157     15.621     15.020        --        --       --       --
Venture III No. of
   Units                        --          --          --       1,574     10,960      4,666        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --      14.705      16.092      15.582     15.005     12.500        --        --       --       --
Value at End of Year            --       8.167      14.705      16.092     15.582     15.005        --        --       --       --
Venture III No. of
   Units                        --         831       1,086       1,412      3,679      3,409        --        --       --       --

SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      16.140      22.495      23.148      20.388     19.365     15.726    11.960    12.926   12.780       --
Value at End of Year        20.271      16.140      22.495      23.148     20.388     19.365    15.726    11.960   12.926       --
Venture III No. of
   Units                   122,360     171,979     225,659     324,931    440,746    610,555   658,413   634,847  137,793       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      15.694      21.885      22.531      19.855     18.867     15.330    11.665    12.613   12.500       --
Value at End of Year        19.701      15.694      21.885      22.531     19.855     18.867    15.330    11.665   12.613       --
Venture III No. of
   Units                   156,379     184,684     230,192     339,801    433,769    606,663   637,716   661,005   13,189       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year      15.520      21.675      22.349      19.724     18.771     15.274    11.640    12.605   12.500       --
Value at End of Year        19.454      15.520      21.675      22.349     19.724     18.771    15.274    11.640   12.605       --
Venture III No. of
   Units                    16,644      17,756      18,841      22,205     22,391     26,322    41,726    41,340   13,189       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      15.463      21.605      22.289      19.681     18.739     15.256    11.632    12.602   12.500       --
Value at End of Year        19.372      15.463      21.605      22.289     19.681     18.739    15.256    11.632   12.602       --
Venture III No. of
   Units                    44,268      49,447      66,852     109,791    140,455    291,525   268,943   233,288   63,197       --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      15.350      21.443      22.113      19.512     18.576     15.116    11.506    14.081       --       --
Value at End of Year        19.248      15.350      21.443      22.113     19.512     18.576    15.116    11.506       --       --
Venture III No. of
   Units                   854,864     987,779   1,290,443   1,888,948  2,236,737  2,430,543 1,761,384   614,080       --       --
NY Venture III No. of
   Units                    58,378      66,419      98,580     114,100    120,806    113,567    82,962    58,245       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      13.582      18.982      19.585      17.291     16.469     13.408    10.211    12.500       --       --
Value at End of Year        17.022      13.582      18.982      19.585     17.291     16.469    13.408    10.211       --       --
Venture III No. of
   Units                   398,853     471,069     714,205   1,076,265  1,612,445  1,912,889 1,911,009   929,346       --       --
NY Venture III No. of
   Units                   125,787     127,843     178,592     262,887    299,276    292,522   194,102   140,797       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year      13.447      18.822      19.450      17.197     16.404     13.375    10.201    12.500       --       --
Value at End of Year        16.828      13.447      18.822      19.450     17.197     16.404    13.375    10.201       --       --
Venture III No. of
   Units                   473,477     556,159     834,357   1,247,856  1,504,042  1,509,955   748,523    41,340       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.403      18.769      19.405      17.165     16.382     13.365    10.198    12.500       --       --
Value at End of Year        16.764      13.403      18.769      19.405     17.165     16.382    13.365    10.198       --       --
Venture III No. of
   Units                    85,565      92,685     121,407     238,304    200,783    342,303   282,478   159,691       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      15.200      21.319      22.074      19.556     18.691     15.271    12.500        --       --       --
Value at End of Year        18.983      15.200      21.319      22.074     19.556     18.691    15.271        --       --       --
Venture III No. of
   Units                    34,555      34,647      43,916     107,033     82,189    131,148    65,180        --       --       --

SMALLER COMPANY GROWTH TRUST - SERIES I SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        13.124          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    50,219          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        13.123          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    48,550          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        13.121          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    13,388          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        13.120          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                     7,638          --          --          --         --         --        --        --       --       --

SMALLER COMPANY GROWTH TRUST - SERIES II SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        13.115          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   283,903          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    17,262          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        13.114          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   141,676          --          --          --         --         --        --        --       --       --
NY Venture III No. of
   Units                    41,457          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        13.112          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   180,897          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        13.111          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                   128,641          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.500          --          --          --         --         --        --        --       --       --
Value at End of Year        13.108          --          --          --         --         --        --        --       --       --
Venture III No. of
   Units                    66,524          --          --          --         --         --        --        --       --       --

SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-9-2007) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year          --          --          --      19.101     18.440     15.630    12.500        --       --       --
Value at End of Year            --          --          --      20.779     19.101     18.440    15.630        --       --       --
Venture III No. of
   Units                        --          --          --      50,920     64,036     55,925    13,039        --       --       --
NY Venture III No. of
   Units                        --          --          --       1,370      1,899      1,944       947        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --          --      19.075     18.425     15.625    12.500        --       --       --
Value at End of Year            --          --          --      20.741     19.075     18.425    15.625        --       --       --
Venture III No. of
   Units                        --          --          --       4,225      5,988     12,726     1,905        --       --       --
NY Venture III No. of
   Units                        --          --          --       6,712     12,468     12,028     4,205        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --          --      19.000     18.379     15.609    12.500        --       --       --
Value at End of Year            --          --          --      20.628     19.000     18.379    15.609        --       --       --
Venture III No. of
   Units                        --          --          --      29,836     45,610     48,103    15,073        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --      18.974     18.364     15.604    12.500        --       --       --
Value at End of Year            --          --          --      20.590     18.974     18.364    15.604        --       --       --
Venture III No. of
   Units                        --          --          --       3,145      3,682      4,367     3,066        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --      18.899     18.318     15.589    12.500        --       --       --
Value at End of Year            --          --          --      20.478     18.899     18.318    15.589        --       --       --
Venture III No. of
   Units                        --          --          --       2,434      2,684      2,833     7,681        --       --       --

STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      17.056      20.662      21.040      19.980     19.778     18.851    16.943    15.808   15.636       --
Value at End of Year        20.704      17.056      20.662      21.040     19.980     19.778    18.851    16.943   15.808       --
Venture III No. of
   Units                    56,939      44,562      64,525     103,890    123,426    180,879   160,200   118,693   23,734       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      13.597      16.481      16.791      15.953     15.799     15.067    13.548    12.647   12.500       --
Value at End of Year        16.498      13.597      16.481      16.791     15.953     15.799    15.067    13.548   12.647       --
Venture III No. of
   Units                    80,974      60,905      78,245      87,080    128,519    174,724   190,846   123,232    4,812       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year      13.447      16.323      16.655      15.847     15.719     15.012    13.519    12.639   12.500       --
Value at End of Year        16.291      13.447      16.323      16.655     15.847     15.719    15.012    13.519   12.639       --
Venture III No. of
   Units                    18,793       5,229       5,602       5,367      4,362      9,063     9,640     7,865    4,812       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.397      16.271      16.610      15.813     15.692     14.994    13.510    12.637   12.500       --
Value at End of Year        16.223      13.397      16.271      16.610     15.813     15.692    14.994    13.510   12.637       --
Venture III No. of
   Units                    27,317      24,982      33,634      33,494     49,657     58,930    81,169    64,005    7,332       --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      13.145      15.965      16.274      15.482     15.364     14.681    13.217    12.681       --       --
Value at End of Year        15.920      13.145      15.965      16.274     15.482     15.364    14.681    13.217       --       --
Venture III No. of
   Units                 1,033,520     996,359   1,544,330   1,829,380  1,935,818  1,374,409   731,600   199,341       --       --
NY Venture III No. of
   Units                   101,683      87,958     129,989     136,005    144,159     69,421    47,473     9,379       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.914      15.693      16.005      15.233     15.124     14.460    13.024    12.500       --       --
Value at End of Year        15.632      12.914      15.693      16.005     15.233     15.124    14.460    13.024       --       --
Venture III No. of
   Units                   144,911     169,427     208,073     251,996    344,500    402,567   494,156   198,913       --       --
NY Venture III No. of
   Units                    79,709      76,635     123,426     153,583    182,102    141,989    83,675    86,329       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.786      15.561      15.894      15.150     15.064     14.424    13.012    12.500       --       --
Value at End of Year        15.454      12.786      15.561      15.894     15.150     15.064    14.424    13.012       --       --
Venture III No. of
   Units                   710,744     700,200     930,532   1,076,127  1,221,568    753,789   197,544     7,865       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.743      15.517      15.857      15.122     15.045     14.412    13.008    12.500       --       --
Value at End of Year        15.395      12.743      15.517      15.857     15.122     15.045    14.412    13.008       --       --
Venture III No. of
   Units                    25,528      24,233      25,342      33,085     43,313     72,879    83,515    52,117       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      11.357      13.850      14.175      13.538     13.489     12.942    12.500        --       --       --
Value at End of Year        13.700      11.357      13.850      14.175     13.538     13.489    12.942        --       --       --
Venture III No. of
   Units                   112,556     103,466     137,934     133,976    115,872     84,711    19,571        --       --       --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --          --          --         --      9.626     7.714    10.898   11.492       --
Value at End of Year            --          --          --          --         --     10.089     9.626     7.714   10.898       --
Venture III No. of
   Units                        --          --          --          --         --    281,922   299,602   337,579   93,971       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --          --          --         --     10.404     8.341    11.791   12.500       --
Value at End of Year            --          --          --          --         --     10.899    10.404     8.341   11.791       --
Venture III No. of
   Units                        --          --          --          --         --    459,993   513,126   582,524    3,810       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --          --          --          --         --     10.366     8.324    11.784   12.500       --
Value at End of Year            --          --          --          --         --     10.843    10.366     8.324   11.784       --
Venture III No. of
   Units                        --          --          --          --         --      2,519     4,507     6,655    3,810       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --         --     10.354     8.318    11.781   12.500       --
Value at End of Year            --          --          --          --         --     10.825    10.354     8.318   11.781       --
Venture III No. of
   Units                        --          --          --          --         --     86,540   115,290   132,025   67,667       --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --          --          --          --         --     11.546     9.271    11.177       --       --
Value at End of Year            --          --          --          --         --     12.069    11.546     9.271       --       --
Venture III No. of
   Units                        --          --          --          --         --    473,573   463,299   193,976       --       --
NY Venture III No. of
   Units                        --          --          --          --         --     29,740    25,641    42,059       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --          --          --         --     12.903    10.365    12.500       --       --
Value at End of Year            --          --          --          --         --     13.480    12.903    10.365       --       --
Venture III No. of
   Units                        --          --          --          --         --    584,007   631,182   313,890       --       --
NY Venture III No. of
   Units                        --          --          --          --         --     58,319    57,142    19,777       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --          --          --         --     12.871    10.356    12.500       --       --
Value at End of Year            --          --          --          --         --     13.427    12.871    10.356       --       --
Venture III No. of
   Units                        --          --          --          --         --    290,089   180,067     6,655       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --         --     12.860    10.352    12.500       --       --
Value at End of Year            --          --          --          --         --     13.409    12.860    10.352       --       --
Venture III No. of
   Units                        --          --          --          --         --    140,760   156,701   127,270       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --          --         --     14.516    12.500        --       --       --
Value at End of Year            --          --          --          --         --     15.113    14.516        --       --       --
Venture III No. of
   Units                        --          --          --          --         --     26,231    16,521        --       --       --

STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year      12.853      14.323      13.798      13.505     13.461     12.500        --        --       --       --
Value at End of Year        15.985      12.853      14.323      13.798     13.505     13.461        --        --       --       --
Venture III No. of
   Units                   112,707      99,490     150,676     234,437    210,144     70,921        --        --       --       --
NY Venture III No. of
   Units                    19,081      20,397      33,367      37,466     27,411     18,640        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      12.823      14.297      13.780      13.494     13.456     12.500        --        --       --       --
Value at End of Year        15.940      12.823      14.297      13.780     13.494     13.456        --        --       --       --
Venture III No. of
   Units                    35,829      35,553      36,698      85,568     65,847      4,572        --        --       --       --
NY Venture III No. of
   Units                    17,557      18,035      41,751      64,857     50,440     23,487        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      12.734      14.218      13.725      13.460     13.443     12.500        --        --       --       --
Value at End of Year        15.805      12.734      14.218      13.725     13.460     13.443        --        --       --       --
Venture III No. of
   Units                   106,125      82,188     149,812     182,133    186,092     84,315        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      12.704      14.192      13.707      13.449     13.438     12.500        --        --       --       --
Value at End of Year        15.760      12.704      14.192      13.707     13.449     13.438        --        --       --       --
Venture III No. of
   Units                     3,623       2,939       2,790       2,924      1,420      3,062        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.615      14.114      13.653      13.416     13.425     12.500        --        --       --       --
Value at End of Year        15.627      12.615      14.114      13.653     13.416     13.425        --        --       --       --
Venture III No. of
   Units                    19,893      20,155      22,275      13,402      9,711      7,650        --        --       --       --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-2007) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --          --      19.699     18.251     16.521    13.347    22.160   25.156       --
Value at End of Year            --          --          --      21.734     19.699     18.251    16.521    13.347   22.160       --
Venture III No. of
   Units                        --          --          --      49,694     63,469     84,438    96,580   104,292   14,316       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --          --       9.666      8.960      8.114     6.558    10.895   12.500       --
Value at End of Year            --          --          --      10.658      9.666      8.960     8.114     6.558   10.895       --
Venture III No. of
   Units                        --          --          --     108,045    141,060    224,142   251,177   296,124    9,469       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --          --          --          --      8.914      8.085     6.544    10.888   12.500       --
Value at End of Year            --          --          --          --      9.602      8.914     8.085     6.544   10.888       --
Venture III No. of
   Units                        --          --          --          --      1,246      4,226     8,615     7,523    9,469       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --       9.581      8.898      8.075     6.540    10.885   12.500       --
Value at End of Year            --          --          --      10.544      9.581      8.898     8.075     6.540   10.885       --
Venture III No. of
   Units                        --          --          --      27,576     42,030     64,683    81,657    92,531   22,580       --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-2007) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --          --          --      11.711     10.868      9.831     7.957    12.129       --       --
Value at End of Year            --          --          --      12.893     11.711     10.868     9.831     7.957       --       --
Venture III No. of
   Units                        --          --          --     275,318    334,152    371,134   304,615   118,519       --       --
NY Venture III No. of
   Units                        --          --          --       5,198      9,616      9,400     6,980     5,652       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --          --      12.048     11.186     10.124     8.198    12.500       --       --
Value at End of Year            --          --          --      13.257     12.048     11.186    10.124     8.198       --       --
Venture III No. of
   Units                        --          --          --     278,943    364,014    476,434   534,952   258,022       --       --
NY Venture III No. of
   Units                        --          --          --      15,480     16,796     17,190    10,783     8,850       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --          --      11.982     11.142     10.099     8.190    12.500       --       --
Value at End of Year            --          --          --      13.165     11.982     11.142    10.099     8.190       --       --
Venture III No. of
   Units                        --          --          --     229,746    259,133    335,200   217,406     7,523       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --      11.961     11.127     10.091     8.187    12.500       --       --
Value at End of Year            --          --          --      13.134     11.961     11.127    10.091     8.187       --       --
Venture III No. of
   Units                        --          --          --      32,523     42,545     46,995    51,338    30,273       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --      17.154     15.982     14.515    12.500        --       --       --
Value at End of Year            --          --          --      18.809     17.154     15.982    14.515        --       --       --
Venture III No. of
   Units                        --          --          --      14,279     11,843      8,122     5,404        --       --       --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I SHARES
(units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --          --          --     11.139      9.599     7.578    10.582   11.372       --
Value at End of Year            --          --          --          --     10.925     11.139     9.599     7.578   10.582       --
Venture III No. of
   Units                        --          --          --          --    153,819    186,805   207,736   222,003   43,972       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --          --          --     12.159     10.483     8.280    11.568   12.500       --
Value at End of Year            --          --          --          --     11.920     12.159    10.483     8.280   11.568       --
Venture III No. of
   Units                        --          --          --          --    145,076    197,678   195,166   253,289    1,245       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year          --          --          --          --     12.097     10.445     8.262    11.561   12.500       --
Value at End of Year            --          --          --          --     11.841     12.097    10.445     8.262   11.561       --
Venture III No. of
   Units                        --          --          --          --      5,444     46,144    48,905    46,866    1,245       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --     12.076     10.433     8.256    11.559   12.500       --
Value at End of Year            --          --          --          --     11.815     12.076    10.433     8.256   11.559       --
Venture III No. of
   Units                        --          --          --          --     62,510     69,068    89,700    97,380   22,359       --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II SHARES
(units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --          --          --          --     13.676     11.804     9.326    11.884       --       --
Value at End of Year            --          --          --          --     13.382     13.676    11.804     9.326       --       --
Venture III No. of
   Units                        --          --          --          --    443,948    480,426   330,022    83,925       --       --
NY Venture III No. of
   Units                        --          --          --          --     22,355     19,800     6,785     3,533       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --          --          --     14.367     12.406     9.807    12.500       --       --
Value at End of Year            --          --          --          --     14.050     14.367    12.406     9.807       --       --
Venture III No. of
   Units                        --          --          --          --    219,140    255,690   256,896   141,909       --       --
NY Venture III No. of
   Units                        --          --          --          --     52,154     47,897    18,276    34,800       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --          --          --     14.310     12.376     9.797    12.500       --       --
Value at End of Year            --          --          --          --     13.974     14.310    12.376     9.797       --       --
Venture III No. of
   Units                        --          --          --          --    239,367    245,268   172,326    46,866       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --          --          --     14.291     12.366     9.794    12.500       --       --
Value at End of Year            --          --          --          --     13.948     14.291    12.366     9.794       --       --
Venture III No. of
   Units                        --          --          --          --     24,230     26,643    30,334    16,945       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --          --          --     17.250     14.949    12.500        --       --       --
Value at End of Year            --          --          --          --     16.812     17.250    14.949        --       --       --
Venture III No. of
   Units                        --          --          --          --     16,330     17,608    11,341        --       --       --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      18.094      17.901      16.776      16.462     16.331     15.819    15.314    14.216   13.912       --
Value at End of Year        20.218      18.094      17.901      16.776     16.462     16.331    15.819    15.314   14.216       --
Venture III No. of
   Units                   340,638     330,342     365,881     466,203    678,650    891,028 1,072,260 1,445,513  309,022       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      16.222      16.056      15.055      14.781     14.670     14.218    13.771    12.790   12.500       --
Value at End of Year        18.116      16.222      16.056      15.055     14.781     14.670    14.218    13.771   12.790       --
Venture III No. of
   Units                   417,602     412,742     486,720     577,049    816,731  1,117,633 1,420,034 1,827,800   46,568       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year      16.042      15.903      14.933      14.683     14.595     14.166    13.741    12.782   12.500       --
Value at End of Year        17.889      16.042      15.903      14.933     14.683     14.595    14.166    13.741   12.782       --
Venture III No. of
   Units                    66,338      63,975      81,117      84,588     88,416    112,185   131,301   124,496   46,568       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      15.983      15.852      14.893      14.651     14.570     14.149    13.732    12.779   12.500       --
Value at End of Year        17.814      15.983      15.852      14.893     14.651     14.570    14.149    13.732   12.779       --
Venture III No. of
   Units                   123,101     125,929     165,549     202,808    284,000    398,695   449,544   588,469  194,521       --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      15.596      15.454      14.511      14.264     14.182     13.770    13.349    12.526       --       --
Value at End of Year        17.390      15.596      15.454      14.511     14.264     14.182    13.770    13.349       --       --
Venture III No. of
   Units                 3,701,473   3,153,089   2,876,211   3,460,133  4,055,380  4,271,882 3,688,116 1,428,781       --       --
NY Venture III No. of
   Units                   404,632     337,387     291,916     318,095    339,003    361,284   283,169   236,863       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      15.512      15.378      14.448      14.209     14.134     13.730    13.317    12.500       --       --
Value at End of Year        17.288      15.512      15.378      14.448     14.209     14.134    13.730    13.317       --       --
Venture III No. of
   Units                 1,306,373   1,212,467   1,470,507   1,919,042  2,679,092  3,243,797 3,740,167 2,269,393       --       --
NY Venture III No. of
   Units                   196,683     194,704     270,013     337,355    420,975    417,710   345,500   584,424       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      15.358      15.249      14.348      14.132     14.078     13.697    13.304    12.500       --       --
Value at End of Year        17.091      15.358      15.249      14.348     14.132     14.078    13.697    13.304       --       --
Venture III No. of
   Units                 2,269,052   1,657,745   1,363,522   1,676,309  1,806,043  1,653,518 1,148,470   124,496       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      15.307      15.206      14.314      14.106     14.060     13.686    13.300    12.500       --       --
Value at End of Year        17.026      15.307      15.206      14.314     14.106     14.060    13.686    13.300       --       --
Venture III No. of
   Units                   263,662     314,782     247,785     303,455    370,639    435,854   566,374   396,702       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      13.897      13.826      13.035      12.864     12.841     12.518    12.500        --       --       --
Value at End of Year        15.434      13.897      13.826      13.035     12.864     12.841    12.518        --       --       --
Venture III No. of
   Units                   132,251     213,726      81,533      99,704    152,513    187,010   124,121        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year       7.979      12.917      12.487      11.010     10.590      9.635     7.504     9.692   10.176       --
Value at End of Year        10.114       7.979      12.917      12.487     11.010     10.590     9.635     7.504    9.692       --
Venture III No. of
   Units                    36,908      41,119      42,325      48,977     77,655    150,518   157,636   135,388   42,924       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year       9.718      15.741      15.224      13.430     12.924     11.765     9.167    11.846   12.500       --
Value at End of Year        12.312       9.718      15.741      15.224     13.430     12.924    11.765     9.167   11.846       --
Venture III No. of
   Units                    28,365      42,436      61,150      81,217    104,354    122,312   166,760   128,273      182       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
(all issue dates (not issued in NY))
Value at Start of Year       9.610      15.590      15.101      13.341     12.858     11.722     9.147    11.839   12.500       --
Value at End of Year        12.157       9.610      15.590      15.101     13.341     12.858    11.722     9.147   11.839       --
Venture III No. of
   Units                       506         542         556       2,811      3,199     13,741    13,904     8,489      182       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year       9.575      15.540      15.060      13.312     12.836     11.708     9.141    11.836   12.500       --
Value at End of Year        12.106       9.575      15.540      15.060     13.312     12.836    11.708     9.141   11.836       --
Venture III No. of
   Units                     4,974       9,642      26,555      28,139     33,756     48,624    59,374    51,456    4,897       --

TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      10.315      16.723      16.195      14.305     13.795     12.568     9.805    12.003       --       --
Value at End of Year        13.040      10.315      16.723      16.195     14.305     13.795    12.568     9.805       --       --
Venture III No. of
   Units                   167,185     200,077     256,037     339,281    406,518    479,910   525,659   122,800       --       --
NY Venture III No. of
   Units                    21,525      29,674      47,821      59,680     69,242     61,545    44,972    10,275       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      10.706      17.366      16.826      14.870     14.347     13.077    10.207    12.500       --       --
Value at End of Year        13.528      10.706      17.366      16.826     14.870     14.347    13.077    10.207       --       --
Venture III No. of
   Units                   131,685     144,876     187,870     225,910    342,595    408,338   426,605   156,620       --       --
NY Venture III No. of
   Units                    90,255     101,859     132,817     178,745    208,141    233,882   112,148    16,300       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM
(all issue dates)
Value at Start of Year      10.600      17.219      16.710      14.789     14.291     13.045    10.197    12.500       --       --
Value at End of Year        13.374      10.600      17.219      16.710     14.789     14.291    13.045    10.197       --       --
Venture III No. of
   Units                   210,021     172,844     288,043     296,626    341,843    283,265   170,872     8,489       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.565      17.171      16.671      14.762     14.272     13.035    10.194    12.500       --       --
Value at End of Year        13.323      10.565      17.171      16.671     14.762     14.272    13.035    10.194       --       --
Venture III No. of
   Units                    19,927      22,094      24,744      26,358     44,365     53,204    64,988    26,237       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.208      19.872      19.322      17.135     16.591     15.175    12.500        --       --       --
Value at End of Year        15.372      12.208      19.872      19.322     17.135     16.591    15.175        --       --       --
Venture III No. of
   Units                     3,725       4,252       5,458       8,849     13,571     24,670    20,779        --       --       --

U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --          --      25.480      23.726     23.640     22.510    18.078    24.289   25.399       --
Value at End of Year            --          --      25.379      25.480     23.726     23.640    22.510    18.078   24.289       --
Venture III No. of
   Units                        --          --     148,076     204,218    293,782    377,834   503,113   534,526  192,389       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --      12.467      11.614     11.578     11.030     8.862    11.913   12.500       --
Value at End of Year            --          --      12.411      12.467     11.614     11.578    11.030     8.862   11.913       --
Venture III No. of
   Units                        --          --     323,281     475,961    640,661    913,120 1,024,581 1,025,162   31,888       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
Value at Start of Year          --          --      12.366      11.537     11.518     10.990     8.843    11.906   12.500       --
Value at End of Year            --          --      12.292      12.366     11.537     11.518    10.990     8.843   11.906       --
Venture III No. of
   Units                        --          --      18,099      21,614     27,048     30,729    46,925    46,298   31,888       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      12.332      11.512     11.499     10.976     8.837    11.903   12.500       --
Value at End of Year            --          --      12.252      12.332     11.512     11.499    10.976     8.837   11.903       --
Venture III No. of
   Units                        --          --     132,063     160,841    248,509    327,149   394,503   428,051  130,404       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --          --      13.331      12.434     12.412     11.844     9.525    11.563       --       --
Value at End of Year            --          --      13.242      13.331     12.434     12.412    11.844     9.525       --       --
Venture III No. of
   Units                        --          --     889,344   1,162,614  1,446,914  1,647,147 1,357,569   453,624       --       --
NY Venture III No. of
   Units                        --          --      56,478      94,345    117,697    139,437    97,353    69,557       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --      14.378      13.417     13.400     12.793    10.294    12.500       --       --
Value at End of Year            --          --      14.275      14.378     13.417     13.400    12.793    10.294       --       --
Venture III No. of
   Units                        --          --     629,409     808,151  1,142,432  1,505,611 1,564,714   701,296       --       --
NY Venture III No. of
   Units                        --          --      70,692      98,954    231,550    306,910   237,376   157,975       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM
(all issue dates)
Value at Start of Year          --          --      14.278      13.344     13.347     12.762    10.284    12.500       --       --
Value at End of Year            --          --      14.154      14.278     13.344     13.347    12.762    10.284       --       --
Venture III No. of
   Units                        --          --     392,147     584,735    759,238    847,551   471,703    46,298       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      14.245      13.320     13.330     12.751    10.281    12.500       --       --
Value at End of Year            --          --      14.115      14.245     13.320     13.330    12.751    10.281       --       --
Venture III No. of
   Units                        --          --      75,223      89,508    143,910    190,792   210,033   114,115       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --      16.551      15.499     15.534     14.882    12.500        --       --       --
Value at End of Year            --          --      16.374      16.551     15.499     15.534    14.882        --       --       --
Venture III No. of
   Units                        --          --      42,741      61,689     75,794     71,022    33,796        --       --       --

U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year          --          --      12.970      12.951     12.500         --        --        --       --       --
Value at End of Year            --          --      13.219      12.970     12.951         --        --        --       --       --
Venture III No. of
   Units                        --          --      98,858     129,449    153,310         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --          --      12.952      12.940     12.500         --        --        --       --       --
Value at End of Year            --          --      13.195      12.952     12.940         --        --        --       --       --
Venture III No. of
   Units                        --          --     172,908     217,058    254,132         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
Value at Start of Year          --          --      12.901      12.908     12.500         --        --        --       --       --
Value at End of Year            --          --      13.123      12.901     12.908         --        --        --       --       --
Venture III No. of
   Units                        --          --       2,372       3,921      4,212         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      12.884      12.897     12.500         --        --        --       --       --
Value at End of Year            --          --      13.099      12.884     12.897         --        --        --       --       --
Venture III No. of
   Units                        --          --      28,808      34,434     48,085         --        --        --       --       --

U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES II SHARES (units first credited
5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year          --          --      12.943      12.964     13.067     12.500        --        --       --       --
Value at End of Year            --          --      13.175      12.943     12.964     13.067        --        --       --       --
Venture III No. of
   Units                        --          --     277,680     386,887    495,325     71,835        --        --       --       --
NY Venture III No. of
   Units                        --          --      35,317      37,510     40,163     18,636        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --          --      12.926      12.954     13.062     12.500        --        --       --       --
Value at End of Year            --          --      13.151      12.926     12.954     13.062        --        --       --       --
Venture III No. of
   Units                        --          --     200,450     301,204    424,410         85        --        --       --       --
NY Venture III No. of
   Units                        --          --      40,589      62,741     87,301     19,626        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year          --          --      12.875      12.921     13.049     12.500        --        --       --       --
Value at End of Year            --          --      13.079      12.875     12.921     13.049        --        --       --       --
Venture III No. of
   Units                        --          --     143,182     233,045    304,919     51,871        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --          --      12.858      12.911     13.045     12.500        --        --       --       --
Value at End of Year            --          --      13.055      12.858     12.911     13.045        --        --       --       --
Venture III No. of
   Units                        --          --      36,693      44,371     58,861         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --          --      12.807      12.878     13.032     12.500        --        --       --       --
Value at End of Year            --          --      12.984      12.807     12.878     13.032        --        --       --       --
Venture III No. of
   Units                        --          --      15,154      25,150     26,557      5,083        --        --       --       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      15.905      16.401      16.166      15.744     15.756     15.570    15.559    14.647   14.437       --
Value at End of Year        16.957      15.905      16.401      16.166     15.744     15.756    15.570    15.559   14.647       --
Venture III No. of
   Units                   104,210     121,077     103,644     110,677    163,744    263,651   358,655   516,015  121,534       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      13.731      14.166      13.971      13.612     13.630     13.475    13.473    12.689   12.500       --
Value at End of Year        14.632      13.731      14.166      13.971     13.612     13.630    13.475    13.473   12.689       --
Venture III No. of
   Units                   138,927     100,473     124,026     137,168    189,994    298,512   405,665   639,740   26,818       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
Value at Start of Year      13.579      14.031      13.858      13.522     13.560     13.426    13.444    12.681   12.500       --
Value at End of Year        14.448      13.579      14.031      13.858     13.522     13.560    13.426    13.444   12.681       --
Venture III No. of
   Units                     8,469      20,786       8,765      11,100     15,132     20,866    23,225    42,239   26,818       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.529      13.986      13.820      13.493     13.537     13.410    13.435    12.679   12.500       --
Value at End of Year        14.387      13.529      13.986      13.820     13.493     13.537    13.410    13.435   12.679       --
Venture III No. of
   Units                    33,283      22,226      20,492      29,367     47,907     86,647   210,255   487,625   78,307       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      13.376      13.826      13.658      13.326     13.353     13.219    13.228    12.615       --       --
Value at End of Year        14.239      13.376      13.826      13.658     13.326     13.353    13.219    13.228       --       --
Venture III No. of
   Units                 1,227,472   1,365,227   1,159,441   1,186,616  1,535,167  2,276,112 1,868,640   706,239       --       --
NY Venture III No. of
   Units                    53,910      45,404      39,669      48,218    114,800    119,680   136,243    52,169       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      13.210      13.661      13.501      13.180     13.213     13.088    13.103    12.500       --       --
Value at End of Year        14.055      13.210      13.661      13.501     13.180     13.213    13.088    13.103       --       --
Venture III No. of
   Units                   395,459     337,789     426,002     564,405    831,527  1,280,511 1,696,560 1,055,375       --       --
NY Venture III No. of
   Units                    64,762      76,631      89,990     109,795    144,792    219,941   252,802   293,643       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      13.079      13.546      13.408      13.108     13.161     13.056    13.091    12.500       --       --
Value at End of Year        13.895      13.079      13.546      13.408     13.108     13.161    13.056    13.091       --       --
Venture III No. of
   Units                   717,951     569,128     283,726     330,894    357,519    413,421   341,401    15,548       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      13.036      13.508      13.377      13.085     13.144     13.045    13.087    12.500       --       --
Value at End of Year        13.842      13.036      13.508      13.377     13.085     13.144    13.045    13.087       --       --
Venture III No. of
   Units                    74,813      74,999      84,373     121,730    168,320    265,357   432,596   245,705       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      12.285      12.749      12.644      12.386     12.461     12.386    12.500        --       --       --
Value at End of Year        13.025      12.285      12.749      12.644     12.386     12.461    12.386        --       --       --
Venture III No. of
   Units                    26,845      26,865      28,416      17,357     28,701     46,691    45,968        --       --       --

U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year      10.859      13.984      13.846      12.859     12.500         --        --        --       --       --
Value at End of Year        15.635      10.859      13.984      13.846     12.859         --        --        --       --       --
Venture III No. of
   Units                    52,869      56,050      43,968      30,339     19,752         --        --        --       --       --
NY Venture III No. of
   Units                     1,619          --          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      10.839      13.965      13.834      12.854     12.500         --        --        --       --       --
Value at End of Year        15.599      10.839      13.965      13.834     12.854         --        --        --       --       --
Venture III No. of
   Units                    34,515       8,923      12,919      37,683     12,890         --        --        --       --       --
NY Venture III No. of
   Units                       304         306          --          --         --         --        --        --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      10.779      13.910      13.800      12.842     12.500         --        --        --       --       --
Value at End of Year        15.490      10.779      13.910      13.800     12.842         --        --        --       --       --
Venture III No. of
   Units                    37,313       4,634       8,153      11,031      1,513         --        --        --       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      10.760      13.891      13.788      12.837     12.500         --        --        --       --       --
Value at End of Year        15.454      10.760      13.891      13.788     12.837         --        --        --       --       --
Venture III No. of
   Units                     5,669         999         448       3,517      5,217         --        --        --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      10.701      13.836      13.754      12.825         --         --        --        --       --       --
Value at End of Year        15.346      10.701      13.836      13.754         --         --        --        --       --       --
Venture III No. of
   Units                       145         207         861      10,054         --         --        --        --       --       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-1-2009) - SERIES I SHARES
(units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year          --      14.592      14.886      13.676     13.139     12.211     9.057    12.308   12.659       --
Value at End of Year            --       8.771      14.592      14.886     13.676     13.139    12.211     9.057   12.308       --
Venture III No. of
   Units                        --     202,097     292,300     376,821    470,989    655,604   627,288   642,670  118,594       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year          --      14.274      14.570      13.392     12.872     11.970     8.882    12.076   12.500       --
Value at End of Year            --       8.576      14.274      14.570     13.392     12.872    11.970     8.882   12.076       --
Venture III No. of
   Units                        --     221,739     272,523     392,469    490,787    677,477   725,126   805,400   13,438       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year          --      14.138      14.452      13.304     12.807     11.926     8.864    12.069   12.500       --
Value at End of Year            --       8.481      14.138      14.452     13.304     12.807    11.926     8.864   12.069       --
Venture III No. of
   Units                        --      39,319      32,337      32,376     36,858     55,972    76,646    68,919   13,438       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      14.092      14.413      13.274     12.785     11.912     8.857    12.066   12.500       --
Value at End of Year            --       8.449      14.092      14.413     13.274     12.785    11.912     8.857   12.066       --
Venture III No. of
   Units                        --      62,143      73,770      90,019    128,844    223,280   198,149   208,756   43,256       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-1-2009) - SERIES II
SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year          --      15.014      15.345      14.136     13.592     12.664     9.419    11.886       --       --
Value at End of Year            --       9.008      15.014      15.345     14.136     13.592    12.664     9.419       --       --
Venture III No. of
   Units                        --     989,404   1,049,829   1,244,178  1,602,506  1,961,610 1,462,835   642,992       --       --
NY Venture III No. of
   Units                        --      84,206     102,502     133,898    150,052    155,958   132,369    38,532       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year          --      15.745      16.100      14.839     14.275     13.307     9.903    12.500       --       --
Value at End of Year            --       9.442      15.745      16.100     14.839     14.275    13.307     9.903       --       --
Venture III No. of
   Units                        --     749,027     983,914   1,284,989  1,714,204  2,067,264 2,066,680 1,174,328       --       --
NY Venture III No. of
   Units                        --     121,116     142,468     185,835    319,494    429,814   341,199    78,162       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year          --      15.612      15.989      14.758     14.218     13.275     9.893    12.500       --       --
Value at End of Year            --       9.348      15.612      15.989     14.758     14.218    13.275     9.893       --       --
Venture III No. of
   Units                        --     314,548     397,789     523,972    585,268    654,850    76,646     7,784       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year          --      15.568      15.952      14.731     14.200     13.264     9.890    12.500       --       --
Value at End of Year            --       9.317      15.568      15.952     14.731     14.200    13.264     9.890       --       --
Venture III No. of
   Units                        --      84,201     100,916     122,859    161,390    300,120   220,893   155,489       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year          --      17.867      18.335      16.957     16.370     15.314    12.500        --       --       --
Value at End of Year            --      10.677      17.867      18.335     16.957     16.370    15.314        --       --       --
Venture III No. of
   Units                        --      21,069      28,643      47,596     48,942     91,385    30,859        --       --       --

UTILITIES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      13.113      21.730      17.341      13.457     11.710      9.199     6.952     9.244   10.845       --
Value at End of Year        17.255      13.113      21.730      17.341     13.457     11.710     9.199     6.952    9.244       --
Venture III No. of
   Units                    50,789      61,050      79,120     136,213    174,178    252,067   276,737   264,826   76,161       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      15.004      24.877      19.862      15.421     13.426     10.552     7.978    10.614   12.500       --
Value at End of Year        19.733      15.004      24.877      19.862     15.421     13.426    10.552     7.978   10.614       --
Venture III No. of
   Units                    52,268      56,684      81,943      87,809    100,167    115,721   119,753   119,237      567       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year      14.838      24.638      19.702      15.319     13.357     10.514     7.961    10.607   12.500       --
Value at End of Year        19.485      14.838      24.638      19.702     15.319     13.357    10.514     7.961   10.607       --
Venture III No. of
   Units                     4,452       5,386       5,328       5,832      6,172     19,800    15,233    17,159      567       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      14.783      24.559      19.648      15.285     13.334     10.501     7.955    10.605   12.500       --
Value at End of Year        19.403      14.783      24.559      19.648     15.285     13.334    10.501     7.955   10.605       --
Venture III No. of
   Units                    12,910      13,853      21,711      27,139     33,725     41,942    32,834    32,617   15,856       --

UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      18.674      30.990      24.790      19.271     16.808     13.223    10.013    11.515       --       --
Value at End of Year        24.516      18.674      30.990      24.790     19.271     16.808    13.223    10.013       --       --
Venture III No. of
   Units                   242,589     291,182     487,933     520,557    552,143    485,377   347,539   136,524       --       --
NY Venture III No. of
   Units                    29,954      35,091      40,567      41,179     27,420      9,793     5,898     1,856       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      20.205      33.546      26.848      20.882     18.222     14.342    10.866    12.500       --       --
Value at End of Year        26.512      20.205      33.546      26.848     20.882     18.222    14.342    10.866       --       --
Venture III No. of
   Units                    88,543      93,059     129,562     193,282    233,855    225,798   190,234   101,440       --       --
NY Venture III No. of
   Units                    34,838      35,593      45,373      67,955     64,311     51,787    14,381     9,361       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or
Contracts with GEM (all issue dates)
Value at Start of Year      20.004      33.264      26.662      20.768     18.150     14.307    10.855    12.500       --       --
Value at End of Year        26.210      20.004      33.264      26.662     20.768     18.150    14.307    10.855       --       --
Venture III No. of
   Units                   132,499     149,479     262,129     297,814    330,595    255,137   110,420    17,159       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      19.938      33.170      26.600      20.731     18.126     14.295    10.852    12.500       --       --
Value at End of Year        26.110      19.938      33.170      26.600     20.731     18.126    14.295    10.852       --       --
Venture III No. of
   Units                    22,382      27,584      36,452      48,417     62,875     54,183    37,657    14,272       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      20.792      34.644      27.824      21.717     19.016     15.020    12.500        --       --       --
Value at End of Year        27.188      20.792      34.644      27.824     21.717     19.016    15.020        --       --       --
Venture III No. of
   Units                    17,329      21,976      38,771      43,534     45,405     29,784    12,075        --       --       --

VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year      16.580      28.509      26.785      22.495     20.317     17.934    13.139    17.304   17.954       --
Value at End of Year        23.025      16.580      28.509      26.785     22.495     20.317    17.934    13.139   17.304       --
Venture III No. of
   Units                    51,666      63,986      83,029      99,856    126,879    199,666   171,980   265,249   76,144       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year      11.414      19.636      18.458      15.510     14.015     12.377     9.073    11.954   12.500       --
Value at End of Year        15.843      11.414      19.636      18.458     15.510     14.015    12.377     9.073   11.954       --
Venture III No. of
   Units                    56,929      68,457      87,871     107,622    133,116    199,589   186,281   217,663    8,999       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or
Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year      11.288      19.448      18.309      15.407     13.943     12.332     9.053    11.947   12.500       --
Value at End of Year        15.644      11.288      19.448      18.309     15.407     13.943    12.332     9.053   11.947       --
Venture III No. of
   Units                    15,655      15,665      16,260      17,075     19,106     18,710    19,287    26,508    8,999       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.246      19.386      18.259      15.373     13.919     12.317     9.047    11.944   12.500       --
Value at End of Year        15.578      11.246      19.386      18.259     15.373     13.919    12.317     9.047   11.944       --
Venture III No. of
   Units                    38,122      28,258      34,251      40,841     59,482     73,701   113,062   160,771   90,953       --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year      12.021      20.700      19.486      16.399     14.838     13.114     9.619    12.657       --       --
Value at End of Year        16.647      12.021      20.700      19.486     16.399     14.838    13.114     9.619       --       --
Venture III No. of
   Units                   381,429     443,871     555,610     762,073    652,914    805,980   399,055   135,128       --       --
NY Venture III No. of
   Units                    27,708      34,211      45,299      40,150     28,146     24,103     4,930     3,908       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year      11.833      20.386      19.201      16.167     14.635     12.941     9.497    12.500       --       --
Value at End of Year        16.379      11.833      20.386      19.201     16.167     14.635    12.941     9.497       --       --
Venture III No. of
   Units                    94,820      98,713     131,979     179,690    234,496    269,435   282,804   195,802       --       --
NY Venture III No. of
   Units                    31,903      38,245      44,247      44,974     45,053     48,220    19,711    22,239       --       --

Venture III Prior

                           YEAR        YEAR        YEAR        YEAR       YEAR       YEAR      YEAR       YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                         12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00
                       ----------- ----------- ----------- ----------- ---------- ---------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year      11.715      20.214      19.068      16.079     14.577     12.909     9.488    12.500       --       --
Value at End of Year        16.192      11.715      20.214      19.068     16.079     14.577    12.909     9.488       --       --
Venture III No. of
   Units                   201,030     228,898     277,579     341,532    317,248    290,234   142,695    26,508       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      11.676      20.158      19.024      16.050     14.558     12.898     9.484    12.500       --       --
Value at End of Year        16.130      11.676      20.158      19.024     16.050     14.558    12.898     9.484       --       --
Venture III No. of
   Units                    19,668      16,738      24,934      23,342     43,909     50,385    56,142    21,726       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year      14.683      25.386      23.994      20.273     18.417     16.342    12.500        --       --       --
Value at End of Year        20.253      14.683      25.386      23.994     20.273     18.417    16.342        --       --       --
Venture III No. of
   Units                    15,561      14,503      20,726      22,490     22,585     26,969    16,361        --       --       --

                                    VERSION B
                        (Wealthmark ML3 Variable Annuity)
                          (previously issued contracts)

                                                    Prospectus dated May 3, 2010


                                      LOGO

                         Wealthmark ML3 Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in WEALTHMARK ML3 flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark ML3 Variable Annuity Contract for the name of your issuing Company.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to a Variable Investment Option of John Hancock Trust or DWS Scudder Funds that we make available on the date of this
Prospectus:


JOHN HANCOCK TRUST                          JOHN HANCOCK TRUST                             JOHN HANCOCK TRUST
500 Index Trust B                           Core Strategy Trust                            Mid Cap Index Trust(5)
Active Bond Trust                           Disciplined Diversification Trust              Mid Cap Stock Trust
All Cap Core Trust                          Equity-Income Trust                            Money Market Trust B
American Asset Allocation Trust             Financial Services Trust                       Natural Resources Trust
American Bond Trust                         Franklin Templeton Founding Allocation Trust   Optimized All Cap Trust
American Fundamental Holdings Trust         Fundamental Value Trust                        Optimized Value Trust
American Global Diversification Trust       Global Bond Trust                              Real Estate Securities Trust
American Global Growth Trust                Global Trust                                   Science & Technology Trust
American Global Small Capitalization Trust  Health Sciences Trust                          Short Term Government Income
American Growth Trust                       High Income Trust                              Trust(6)
American Growth-Income Trust                High Yield Trust                               Small Cap Growth Trust
American High-Income Bond Trust             International Core Trust                       Small Cap Index Trust
American International Trust                International Equity Index Trust A(1)          Small Cap Opportunities Trust
American New World Trust                    International Equity Index Trust B             Small Cap Value Trust
Blue Chip Growth Trust                      International Opportunities Trust              Small Company Value Trust
Capital Appreciation Trust                  International Small Company Trust(2)           Strategic Bond Trust
Capital Appreciation Value Trust            International Value Trust                      Total Bond Market Trust A
Core Allocation Trust                       Investment Quality Bond Trust(3)               Total Return Trust
Core Allocation Plus Trust                  Lifestyle Aggressive Trust                     Total Stock Market Index Trust
Core Balanced Trust                         Lifestyle Balanced Trust(4)                    Value Trust
Core Disciplined Diversification Trust      Lifestyle Conservative Trust
Core Fundamental Holdings Trust             Lifestyle Growth Trust                         DWS SCUDDER FUNDS
Core Global Diversification Trust           Lifestyle Moderate Trust                       DWS Equity 500 Index VIP





(1)  Successor to "Pacific Rim Trust."


(2)  Successor to "International Small Cap Trust."


(3)  Substitute for "DWS Core Fixed Income VIP."


(4)  Successor to "Global Allocation Trust."


(5)  Successor to "Mid Cap Intersection Trust."


(6)  Successor to "U.S. Government Securities Trust."




CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)               JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER     MAILING ADDRESS               ANNUITIES SERVICE CENTER      MAILING ADDRESS
164 Corporate Drive          Post Office Box 9505          164 Corporate Drive           Post Office Box 9506
Portsmouth, NH 03801-6815    Portsmouth, NH 03802-9505     Portsmouth, NH 03801-6815     Portsmouth, NH 03802-9506
(617) 663-3000 or            www.jhannuities.com           (877) 391-3748 or             www.jhannuitiesnewyork.com
(800) 344-1029                                             (800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS.....................................  1
II. OVERVIEW.....................................................  4
III. FEE TABLES..................................................  8
  EXAMPLES.......................................................  10
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
PORTFOLIOS.......................................................  16
  THE COMPANIES..................................................  16
  THE SEPARATE ACCOUNTS..........................................  16
  THE PORTFOLIOS.................................................  17
  VOTING INTEREST................................................  28
V. DESCRIPTION OF THE CONTRACT...................................  29
  ELIGIBLE PLANS.................................................  29
     Eligibility Restrictions....................................  29
  ACCUMULATION PERIOD PROVISIONS.................................  29
     Purchase Payments...........................................  29
     Accumulation Units..........................................  30
     Value of Accumulation Units.................................  30
     Net Investment Factor.......................................  30
     Transfers Among Investment Options..........................  31
     Maximum Number of Investment Options........................  32
     Telephone and Electronic Transactions.......................  32
     Special Transfer Services - Dollar Cost Averaging Program...  32
     Special Transfer Services - Asset Rebalancing Program.......  33
     Withdrawals.................................................  33
     Signature Guarantee Requirements for Surrenders and Partial
     Withdrawals.................................................  34
     Special Withdrawal Services - The Income Plan...............  34
     Special Withdrawal Services - The Income Made Easy Program..  34
     Optional Guaranteed Minimum Withdrawal Benefits.............  34
     Death Benefit During Accumulation Period....................  35
     Optional Enhanced Death Benefits............................  36
  PAY-OUT PERIOD PROVISIONS......................................  37
     General.....................................................  37
     Annuity Options.............................................  37
     Determination of Amount of the First Variable Annuity
     Payment.....................................................  40
     Annuity Units and the Determination of Subsequent Variable
     Annuity Payments............................................  40
     Transfers During Pay-out Period.............................  41
     Death Benefit During Pay-out Period.........................  41
     Optional Guaranteed Minimum Income Benefits.................  41
  OTHER CONTRACT PROVISIONS......................................  41
     Right to Review.............................................  41
     Ownership...................................................  42
     Annuitant...................................................  43
     Beneficiary.................................................  43
     Spouse......................................................  43
     Modification................................................  43
     Our Approval................................................  43
     Misstatement and Proof of Age, Sex or Survival..............  43
  FIXED INVESTMENT OPTIONS.......................................  44
VI. CHARGES AND DEDUCTIONS.......................................  45
  WITHDRAWAL CHARGES.............................................  45
  ASSET-BASED CHARGES............................................  46
     Daily Administration Fee....................................  46
     Distribution Fee............................................  46
     Mortality and Expense Risks Fee.............................  46
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.............  46
  PREMIUM TAXES..................................................  47
VII. FEDERAL TAX MATTERS.........................................  48
  INTRODUCTION...................................................  48
  OUR TAX STATUS.................................................  48
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...................  48
  CHARITABLE REMAINDER TRUSTS....................................  48
  NONQUALIFIED CONTRACTS.........................................  49
     Undistributed Gains.........................................  49
     Taxation of Annuity Payments................................  49
     Surrenders, Withdrawals and Death Benefits..................  50
     Taxation of Death Benefit Proceeds..........................  50
     Penalty Tax on Premature Distributions......................  51
     Puerto Rico Nonqualified Contracts..........................  51
     Diversification Requirements................................  51
     Exchanges of Annuity Contracts..............................
  QUALIFIED CONTRACTS............................................  52
     Required Minimum Distributions..............................  52
     Penalty Tax on Premature Distributions......................  53
     Rollovers and Transfers.....................................  53
     Section 403(b) Qualified Plans..............................  54
     Loans.......................................................  55
     Puerto Rico Contracts Issued to Fund Retirement Plans.......  55
  SEE YOUR OWN TAX ADVISOR.......................................  55
VIII. GENERAL MATTERS............................................  56
  ASSET ALLOCATION SERVICES......................................  56
  DISTRIBUTION OF CONTRACTS......................................  56
     Standard Compensation.......................................  56
     Revenue Sharing and Additional Compensation.................  56
     Differential Compensation...................................  57
  CONFIRMATION STATEMENTS........................................  57
  REINSURANCE ARRANGEMENTS.......................................  57
  STATEMENTS OF ADDITIONAL INFORMATION...........................  58
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.........  A-1
APPENDIX B: QUALIFIED PLAN TYPES.................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.....................  C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS......  D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS..........  E-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES.......................  U-1

                        (Page intentionally left blank.)

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base for purposes of calculating the Rider's annual fee. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date that the Covered Person or the older Owner, depending on the Rider, attains age 95.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BENEFIT RATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a rate we use to determine a guaranteed withdrawal amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT RATE: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe a rate that we use to determine a Credit. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.


EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and, where applicable, Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.


STEP-UP DATE: The date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.


UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that has been taken to date.


UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.


We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.


WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

We no longer offer the Contracts described in this Prospectus for sale; however, you may make additional Purchase Payments as permitted under your Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.


HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.



MINIMUM INITIAL     MINIMUM ADDITIONAL
PURCHASE PAYMENT     PURCHASE PAYMENT
     $10,000                $30



WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment

Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?


For Additional Purchase Payments, we currently offer only Variable Investment Options under the Contract.



VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.



You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See "V. Description of the Contract - Fixed Investment Options" for additional information. Where available, Fixed Investment Options would earn interest at rates we set. Interest rates would depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we would guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.


HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.


TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "V. Description of the Contract - Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."


The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may also be subject to income tax and a 10% IRS penalty tax.


WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits
       -  Annual Step-Up Death Benefit.
       -  Enhanced Earnings Death Benefit - not offered in New York or
          Washington;
       - Accelerated Beneficiary Protection Death Benefit - not offered in New York or Washington.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits
       -  Income Plus For Life 12.08;*
       -  Income Plus For Life - Joint Life 12.08;*
       -  Income Plus For Life (Quarterly Step-Up Review);*
       -  Income Plus For Life - Joint Life (Quarterly Step-Up Review);*
       -  Income Plus For Life (Annual Step-Up Review);*
       -  Income Plus For Life - Joint Life (Annual Step-Up Review);*
       -  Principal Plus (formerly known as "Guaranteed Principal Plus");
       - Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life");
       -  Principal Plus for Life Plus Automatic Annual Step-Up; and
       -  Principal Returns.

*We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life - Joint Life 12.08.

IF YOU ELECTED TO PURCHASE ANY ONE OF THESE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER (SEE APPENDIX D). WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in Appendix D.)

Appendix E: Optional Guaranteed Minimum Income Benefits
       -  Guaranteed Retirement Income Benefits - offered by John Hancock USA;
       -  Guaranteed Retirement Income Benefits - offered by John Hancock New
          York.

CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
       - full or partial withdrawals (including surrenders and systematic withdrawals);
       -  payment of any death benefit proceeds;

       -  periodic payments under one of our annuity payment options;


       -  certain ownership changes; and

       -  any loan, assignment or pledge of the Contract as collateral.


How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
       -  the type of the distribution;
       -  when the distribution is made;
       - the nature of any Qualified Plan for which the Contract is being used; and
       -  the circumstances under which the payments are made.


If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.



A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.



IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.



We provide additional information on taxes in the "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?


We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, you will be deemed to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark ML3 Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)

First Year                                 6%
Second Year                                5%
Third Year                                 4%
Thereafter                                 0%
TRANSFER FEE(3)
Maximum Fee                               $25
Current Fee                                $0


                   (1) State premium taxes may also apply to
                       your Contract, which currently range
                       from 0.04% to 4.00% of each Purchase
                       Payment (see "VI. Charges and
                       Deductions - Premium Taxes").
                   (2) The charge is taken within the
                       specified period of years measured
                       from the date of payment.

                   (3) This fee is not currently assessed
                       against transfers. We reserve the
                       right to impose a charge in the future
                       for transfers in excess of 12 per
                       year. The amount of this fee will not
                       exceed the lesser of $25 or 2% of the
                       amount transferred.

    THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

              PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



-------------------------------------------------------------------------------------------------
ANNUAL CONTRACT FEE                                      JOHN HANCOCK USA   JOHN HANCOCK NEW YORK
-------------------------------------------------------------------------------------------------
                                                                $0                    $0
-------------------------------------------------------------------------------------------------
ANNUAL SEPARATE ACCOUNT EXPENSES(1)
(as a percentage of average Contract Value)

Mortality and expense risks fee(2)                             1.25%                1.25%
Distribution fee                                               0.25%                0.25%
Daily Administration fee- asset based                          0.15%                0.15%
                                                               -----                -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                         1.65%                1.65%
(With No optional Riders Reflected)
-------------------------------------------------------------------------------------------------

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-Up Death Benefit Fee(3)                   0.20%                0.20%
Optional Enhanced Earnings Death Benefit Fee                   0.20%             not offered
                                                               -----             -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)                      2.05%                1.85%
(With Annual Step-Up Death Benefit and Enhanced
  Earnings Death Benefit fee reflected, as applicable)
-------------------------------------------------------------------------------------------------

OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Income Benefit Rider Fee(5)
Guaranteed Retirement Income Benefit II                        0.45%                0.45%
Guaranteed Retirement Income Benefit III                       0.50%             not offered
Optional Accelerated Beneficiary Protection Death
  Benefit(6)                                                   0.50%             not offered
(as a percentage of Accelerated Beneficiary Protection
  Death Benefit)
Optional Guaranteed Minimum Withdrawal Benefit Riders
          (We deduct the fee, as applicable, on an
  annual basis from Contract Value.)

-------------------------------------------------------------------------------------------------






                                                                              INCOME PLUS
                                                    INCOME PLUS                FOR LIFE-   INCOME PLUS
                                    INCOME PLUS      FOR LIFE    INCOME PLUS  JOINT LIFE    FOR LIFE-                INCOME PLUS
                        INCOME     FOR LIFE-JOINT   (QUARTERLY    FOR LIFE    (QUARTERLY   JOINT LIFE   INCOME PLUS   FOR LIFE
                       PLUS FOR         LIFE          STEP-UP    (QUARTERLY     STEP-UP    (QUARTERLY    FOR LIFE       12.08
                         LIFE      (ANNUAL STEP-      REVIEW)      STEP-UP      REVIEW)      STEP-UP       12.08     (issued in
                        (ANNUAL      UP REVIEW)       (issued      REVIEW)      (issued      REVIEW)      (issued   New York)(7)
                        STEP-UP  (not available in    outside    (issued in     outside    (issued in     outside
                      REVIEW)(7)    New York)(7)   New York)(7) New York)(7) New York)(7) New York)(7) New York)(7)
--------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee             1.20%          1.20%          1.20%        1.20%        1.20%        1.20%        1.20%        1.20%
 Current Fee             0.60%          0.60%          0.75%        0.70%        0.75%        0.70%        0.85%        0.80%

--------------------------------------------------------------------------------------------------------------------------------





                      INCOME PLUS FOR INCOME PLUS FOR
                      LIFE-JOINT LIFE LIFE-JOINT LIFE PRINCIPAL PLUS FOR
                           12.08           12.08           LIFE PLUS     Principal Plus for PRINCIPAL PLUS(9) PRINCIPAL RETURNS(10)
                      (issued outside    (issued in    AUTOMATIC ANNUAL        Life(9)
                        New York)(7)    New York)(7)      STEP-UP(8)
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee                1.20%           1.20%            1.20%              0.75%              0.75%               0.95%
 Current Fee                0.85%           0.80%            0.70%              0.40%              0.30%               0.50%
-----------------------------------------------------------------------------------------------------------------------------------



 (1) A daily charge reflected as a percentage of the Variable Investment
     Options.

 (2) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.


 (3) The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.


 (4) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.


 (5) Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.


 (6) Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III.


 (7) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.


 (8) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from

     December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

 (9) The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.


(10) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



-------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(1)                 Minimum    Maximum
-------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and        0.25%      1.66%
other expenses
-------------------------------------------------------------------------------



EXAMPLES

The following examples are intended to help you compare the costs of investing in the Contract with the cost of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark ML3 Contracts with optional benefit Riders and Example 3 pertains to Wealthmark ML3 Contracts without optional benefit Riders.

EXAMPLE 1. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders

WEALTHMARK ML3 CONTRACT WITH OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Income Plus For Life optional benefit Riders and, for John Hancock New York Contracts, the Annual Step-Up Death Benefit and Income Plus For Life Riders. The Income Plus For Life Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus For Life. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND INCOME PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,049     $1,892     $2,585     $5,337
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  502     $1,528     $2,585     $5,337
period:
--------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
ANNUAL STEP-UP DEATH BENEFIT AND INCOME PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,030     $1,837     $2,493     $5,175
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  482     $1,471     $2,493     $5,175
period:
--------------------------------------------------------------------------------------



EXAMPLE 2. Maximum Portfolio operating expenses - Wealthmark ML3 Contract with optional benefit Riders

WEALTHMARK ML3 CONTRACT WITH OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life optional Riders. For John Hancock New York, this example assumes that you invest in a Contract with the Annual Step-Up Death Benefit and Principal Plus for Life Riders. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND PRINCIPAL PLUS FOR
LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $999      $1,739     $2,310     $4,738
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $452      $1,371     $2,310     $4,738
period:
--------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
ANNUAL STEP-UP DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $980      $1,684     $2,218     $4,572
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $432      $1,314     $2,218     $4,572
period:
--------------------------------------------------------------------------------------



EXAMPLE 3. Maximum Portfolio operating expenses- Wealthmark ML3 Contract with previously offered optional benefit Riders:

WEALTHMARK ML3 CONTRACT WITH PREVIOUSLY OFFERED OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit rider. For John Hancock New York, this example assumes you invest in a Contract with the Annual Step-Up Death Benefit and Guaranteed Retirement Income Benefit II Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND GUARANTEED
RETIREMENT INCOME BENEFIT III
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $973      $1,662     $2,180     $4,492
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $426      $1,292     $2,180     $4,492
period:
--------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
ANNUAL STEP-UP DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT II
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $935      $1,553     $1,997     $4,168
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $386      $1,178     $1,997     $4,168
period:
--------------------------------------------------------------------------------------



EXAMPLE 4. Minimum Portfolio operating expenses - Wealthmark ML3 Contract with no optional Riders:

WEALTHMARK ML3 CONTRACT WITH NO OPTIONAL BENEFIT RIDERS. The third example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
NO OPTIONAL BENEFIT RIDERS
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $751       $994      $1,024     $2,213
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $193       $596      $1,024     $2,213
period:
--------------------------------------------------------------------------------------

THE FOLLOWING TABLE DESCRIBES TO OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES  OPERATING      EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
500 INDEX B(10)
--------------------------------------------------------------------------------------------------------------
Series NAV              0.47%       0.00%       0.02%       0.00%         0.49%        -0.24%        0.25%
--------------------------------------------------------------------------------------------------------------
ACTIVE BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.60%       0.25%       0.03%       0.00%         0.88%         0.00%        0.88%
--------------------------------------------------------------------------------------------------------------
ALL CAP CORE
--------------------------------------------------------------------------------------------------------------
Series II               0.78%       0.25%       0.04%       0.00%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------
AMERICAN ASSET
  ALLOCATION(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.31%       0.75%       0.04%       0.00%         1.10%         0.00%        1.10%
--------------------------------------------------------------------------------------------------------------
AMERICAN BOND(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.38%       0.75%       0.04%       0.00%         1.17%         0.00%        1.17%
--------------------------------------------------------------------------------------------------------------
AMERICAN FUNDAMENTAL
  HOLDINGS
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.75%       0.03%       0.37%         1.19%         0.00%        1.19%
--------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.75%       0.03%       0.56%         1.38%         0.00%        1.38%
--------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
  GROWTH(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.54%       0.75%       0.07%       0.00%         1.36%         0.00%        1.36%
--------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.72%       0.75%       0.11%       0.00%         1.58%         0.00%        1.58%
--------------------------------------------------------------------------------------------------------------
AMERICAN GROWTH(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.33%       0.75%       0.05%       0.00%         1.13%         0.00%        1.13%
--------------------------------------------------------------------------------------------------------------
AMERICAN GROWTH-
  INCOME(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.28%       0.75%       0.04%       0.00%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------
AMERICAN HIGH-INCOME
  BOND(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.75%       0.10%       0.00%         1.32%         0.00%        1.32%
--------------------------------------------------------------------------------------------------------------
AMERICAN
  INTERNATIONAL(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.50%       0.75%       0.07%       0.00%         1.32%         0.00%        1.32%
--------------------------------------------------------------------------------------------------------------
AMERICAN NEW
  WORLD(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.77%       0.75%       0.14%       0.00%         1.66%         0.00%        1.66%
--------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH(3)
--------------------------------------------------------------------------------------------------------------
Series II               0.78%       0.25%       0.03%       0.00%         1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------------------------------------------------------------
Series II               0.72%       0.25%       0.03%       0.00%         1.00%         0.00%        1.00%
--------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION
  VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.93%       0.25%       0.07%       0.00%         1.25%         0.00%        1.25%
--------------------------------------------------------------------------------------------------------------

CORE ALLOCATION(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%       0.40%       0.94%         1.64%        -0.33%        1.31%
--------------------------------------------------------------------------------------------------------------

CORE ALLOCATION PLUS
--------------------------------------------------------------------------------------------------------------
Series II               0.91%       0.25%       0.09%       0.00%         1.25%         0.00%        1.25%
--------------------------------------------------------------------------------------------------------------

CORE BALANCED(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%       0.26%       0.90%         1.46%        -0.19%        1.27%
--------------------------------------------------------------------------------------------------------------

CORE DISCIPLINED
  DIVERSIFICATION(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%       0.24%       0.83%         1.37%        -0.17%        1.20%
--------------------------------------------------------------------------------------------------------------

CORE FUNDAMENTAL
  HOLDINGS(5)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%       0.14%       0.48%         1.22%        -0.09%        1.13%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES  OPERATING      EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
CORE GLOBAL
  DIVERSIFICATION(5)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%       0.14%       0.57%         1.31%        -0.09%        1.22%
--------------------------------------------------------------------------------------------------------------

CORE STRATEGY(6)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%       0.03%       0.50%         0.83%        -0.06%        0.77%
--------------------------------------------------------------------------------------------------------------

DISCIPLINED
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.75%       0.25%       0.14%       0.00%         1.14%         0.00%        1.14%
--------------------------------------------------------------------------------------------------------------

EQUITY-INCOME(3)
--------------------------------------------------------------------------------------------------------------
Series II               0.79%       0.25%       0.03%       0.00%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES
--------------------------------------------------------------------------------------------------------------
Series II               0.83%       0.25%       0.08%       0.00%         1.16%         0.00%        1.16%
--------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON
  FOUNDING
  ALLOCATION
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%       0.03%       0.92%         1.24%         0.00%        1.24%
--------------------------------------------------------------------------------------------------------------

FUNDAMENTAL VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.76%       0.25%       0.02%       0.00%         1.03%         0.00%        1.03%
--------------------------------------------------------------------------------------------------------------

GLOBAL(7)
--------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%       0.09%       0.00%         1.16%        -0.03%        1.13%
--------------------------------------------------------------------------------------------------------------

GLOBAL BOND(8)
--------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%       0.07%       0.00%         1.02%         0.00%        1.02%
--------------------------------------------------------------------------------------------------------------

HEALTH SCIENCES
--------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%       0.09%       0.00%         1.39%         0.00%        1.39%
--------------------------------------------------------------------------------------------------------------

HIGH INCOME
--------------------------------------------------------------------------------------------------------------
Series II               0.67%       0.25%       0.05%       0.00%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------

HIGH YIELD
--------------------------------------------------------------------------------------------------------------
Series II               0.66%       0.25%       0.04%       0.00%         0.95%         0.00%        0.95%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  CORE(9)
--------------------------------------------------------------------------------------------------------------
Series II               0.89%       0.25%       0.13%       0.00%         1.27%         0.00%        1.27%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX A
--------------------------------------------------------------------------------------------------------------
Series II               0.53%       0.25%       0.04%       0.00%         0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX B(10)
--------------------------------------------------------------------------------------------------------------
Series NAV              0.54%       0.00%       0.04%       0.00%         0.58%        -0.24%        0.34%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  OPPORTUNITIES(9)
--------------------------------------------------------------------------------------------------------------
Series II               0.88%       0.25%       0.08%       0.00%         1.21%         0.00%        1.21%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL SMALL
  COMPANY(9)
--------------------------------------------------------------------------------------------------------------
Series II(10)           0.97%       0.25%       0.15%       0.00%         1.37%         0.00%        1.37%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  VALUE(8,9)
--------------------------------------------------------------------------------------------------------------
Series NAV              0.82%       0.00%       0.12%       0.00%         0.94%        -0.01%        0.93%
--------------------------------------------------------------------------------------------------------------

INVESTMENT QUALITY
  BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.59%       0.25%       0.06%       0.00%         0.90%         0.00%        0.90%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE AGGRESSIVE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%       0.04%       0.86%         1.19%         0.00%        1.19%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE BALANCED
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%       0.02%       0.73%         1.04%         0.00%        1.04%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE
  CONSERVATIVE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%       0.03%       0.69%         1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE GROWTH
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%       0.03%       0.74%         1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE MODERATE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%       0.03%       0.71%         1.03%         0.00%        1.03%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES  OPERATING      EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%       0.03%       0.00%         0.75%         0.00%        0.75%
--------------------------------------------------------------------------------------------------------------

MID CAP STOCK
--------------------------------------------------------------------------------------------------------------
Series II               0.84%       0.25%       0.05%       0.00%         1.14%         0.00%        1.14%
--------------------------------------------------------------------------------------------------------------

MONEY MARKET
  B(10,11)
--------------------------------------------------------------------------------------------------------------
Series NAV              0.49%       0.00%       0.04%       0.00%         0.53%        -0.25%        0.28%
--------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES
--------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%       0.04%       0.00%         1.29%         0.00%        1.29%
--------------------------------------------------------------------------------------------------------------

OPTIMIZED ALL CAP
--------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%       0.02%       0.00%         0.95%         0.00%        0.95%
--------------------------------------------------------------------------------------------------------------

OPTIMIZED VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.69%       0.25%       0.04%       0.00%         0.98%         0.00%        0.98%
--------------------------------------------------------------------------------------------------------------

REAL ESTATE
  SECURITIES
--------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%       0.04%       0.00%         0.99%         0.00%        0.99%
--------------------------------------------------------------------------------------------------------------

SCIENCE AND
  TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%       0.05%       0.00%         1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------------

SHORT TERM
  GOVERNMENT INCOME
--------------------------------------------------------------------------------------------------------------
Series II(12)           0.57%       0.25%       0.19%       0.00%         1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------

SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%       0.04%       0.00%         1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------------

SMALL CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.48%       0.25%       0.03%       0.00%         0.76%         0.00%        0.76%
--------------------------------------------------------------------------------------------------------------

SMALL CAP
  OPPORTUNITIES(8,9)
--------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%       0.15%       0.00%         1.40%        -0.08%        1.32%
--------------------------------------------------------------------------------------------------------------

SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%       0.05%       0.00%         1.36%         0.00%        1.36%
--------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
Series II               1.03%       0.25%       0.05%       0.01%         1.34%         0.00%        1.34%
--------------------------------------------------------------------------------------------------------------

STRATEGIC BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.67%       0.25%       0.05%       0.00%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------

TOTAL BOND MARKET A
--------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%       0.03%       0.00%         0.75%         0.00%        0.75%
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%       0.04%       0.00%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------

TOTAL STOCK MARKET
  INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.49%       0.25%       0.03%       0.00%         0.77%         0.00%        0.77%
--------------------------------------------------------------------------------------------------------------

VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.74%       0.25%       0.05%       0.00%         1.04%         0.00%        1.04%
--------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT AND SERVICE    OTHER  PORTFOLIO FEES  OPERATING      EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
DWS VIT FUNDS:
-------------------------------------------------------------------------------------------------------------
DWS Equity 500 Index
  VIP                   0.20%       0.25%      0.29%(13)   0.00%         0.74%        0.00%         0.74%
-------------------------------------------------------------------------------------------------------------




FOOTNOTES TO EXPENSE TABLE:



 (1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.

 (2) The table reflects the combined fees of the feeder fund and the master fund.



 (3) The advisory fees were restated to reflect the new advisory agreement effective May 1, 2010.



 (4) The Adviser has contractually limited other Portfolio level expenses to 0.07% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



 (5) The Adviser has contractually limited other Portfolio level expenses to 0.05% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



 (6) The Adviser has contractually agreed to reimburse "Expenses" of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, Portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after April 30, 2011.



 (7) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until April 30, 2011.



 (8) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.08%.



 (9) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.



(10) John Hancock Trust ("JHT") sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company (U.S.A.) and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and John Hancock Investment Management Services, LLC (the "Adviser") as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's "Total Annual Operating Expenses" does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Annual Operating Expenses" includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap will remain in effect until April 30, 2011 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the separate accounts and other persons specified in the agreement.



(11) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.



(12) For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2009, expenses are estimated.



(13) "Other Expenses" include an administrative services fee paid to the advisor, DIMA, in the amount of 0.10% of average daily net assets.




We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

           IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.





The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as guaranteed minimum benefit amounts and the Annuity Options, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. Also, when you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. You should be aware that the Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.


THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its Contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We are subsidiaries of Manulife Financial Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We use our Separate Accounts to support the Variable Investment Options you choose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
       -  the John Hancock Trust; or

       -  DWS Scudder Funds with respect to the "DWS Core Fixed Income VIP."


THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders, where available), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders, where available). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders, where available). The requirements we impose may affect both the performance and the availability of Investment Options under the Contract (and optional benefit Riders, where available).



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2009, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.


The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than those for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC has retained Deutsche Investment Management Americas Inc. ("DIMA") to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").





CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE
  SERIES) - ADVISER TO MASTER FUND
     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To
                                                  do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Asset
                                                  Allocation Fund, which invests in common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt
                                                  securities, and money market instruments.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all
                                                  of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series Bond
                                                  Fund, which normally invests at least 65% of
                                                  its net assets in investment-grade debt
                                                  securities and up to 35% of its net assets in
                                                  lower rated debt securities.

     American Global Growth Trust                 Seeks to make shareholders' investment grow
                                                  over time. To do this, the Portfolio invests
                                                  all of its assets in Class 1 shares of the
                                                  master fund, the American Funds Insurance
                                                  Series Global Growth Fund, which invests
                                                  primarily in common stocks of companies
                                                  located around the world that the adviser
                                                  believes have potential for growth.

     American Global Small Capitalization         Seeks to make the shareholders' investment
     Trust                                        grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series Global Small Capitalization Fund, which
                                                  invests primarily in stocks of smaller
                                                  companies located around the world.

     American Growth Trust                        Seeks to make the shareholders' investment
                                                  grow. To do this, the Portfolio invests all of
                                                  its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series
                                                  Growth Fund, which invests primarily in common
                                                  stocks and seeks to invest in companies that
                                                  appear to offer superior opportunities for
                                                  growth of capital.

     American Growth-Income Trust                 Seeks to make the shareholders' investments
                                                  grow and to provide the shareholder with
                                                  income over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series Growth-Income Fund, which invests
                                                  primarily in common stocks or other securities
                                                  that demonstrate the potential for
                                                  appreciation and/or dividends.

     American High-Income Bond Trust              Seeks to provide a high level of current
                                                  income and, secondarily, capital appreciation.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series High-
                                                  Income Bond Fund, which invests primarily in
                                                  higher yielding and generally lower quality
                                                  debt securities.

     American International Trust                 Seeks to make the shareholders' investment
                                                  grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series International Fund, which invests
                                                  primarily in common stocks of companies
                                                  located outside the U.S. that the adviser
                                                  believes have potential for growth.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)

     American New World Trust                     Seeks to make the shareholders' investment
                                                  grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series New World Fund, which invests primarily
                                                  in stocks of companies with significant
                                                  exposure to countries with developing
                                                  economies and/or markets that the adviser
                                                  believes have potential of providing capital
                                                  appreciation.



DAVIS SELECTED ADVISERS, L.P.
     Financial Services Trust                     Seeks growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies that are
                                                  principally engaged in financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks
                                                  of large-cap U.S. companies with durable
                                                  business models that can be purchased at
                                                  attractive valuations relative to their
                                                  intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
     Total Bond Market Trust A                    Seeks to track the performance of the Barclays
                                                  Capital U.S. Aggregate Bond Index (which
                                                  represents the U.S. investment grade bond
                                                  market). To do this, the Portfolio invests at
                                                  least 80% of its net assets in securities
                                                  listed in the Barclays Capital U.S. Aggregate
                                                  Bond Index.

DECLARATION MANAGEMENT & RESEARCH LLC AND MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC(1)

     Active Bond Trust                            Seeks income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of debt
                                                  securities and instruments with maturity
                                                  durations of approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
     All Cap Core Trust(2)                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests in common stocks and
                                                  other equity securities within all asset
                                                  classes (small-, mid- and large-cap) of those
                                                  included on the Russell 3000 Index. These
                                                  securities may be listed on securities
                                                  exchanges, traded in various over-the-counter
                                                  markets or have no organized markets. The
                                                  Portfolio may also invest in U.S. Government
                                                  securities.

     Real Estate Securities Trust(2)              Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of REITs
                                                  and real estate companies.

DIMENSIONAL FUND ADVISORS LP
     Disciplined Diversification Trust            Seeks total return consisting of capital
                                                  appreciation and current income. To do this,
                                                  the Portfolio invests primarily in equity
                                                  securities and fixed-income securities of
                                                  domestic and international issuers, including
                                                  equities of issuers in emerging markets.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



DIMENSIONAL FUND ADVISORS LP (CONTINUED)

     International Small Company Trust            Seeks long-term capital appreciation. To do
     (successor to International Small Cap        this, the Portfolio invests at least 80% of
     Trust)                                       its net assets in securities of small cap
                                                  companies in the particular markets in which
                                                  the Portfolio invests. The Portfolio will
                                                  primarily invest its assets in equity
                                                  securities of non-U.S. small companies of
                                                  developed markets, but may also hold equity
                                                  securities of companies located in emerging
                                                  markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") AND INVESCO ADVISERS, INC. ("INVESCO ADVISERS")(3)
     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do
                                                  this, Invesco Advisers invests at least 80% of
                                                  the portion of the Portfolio's net assets it
                                                  manages in equity securities of small-
                                                  capitalization companies; DFA invests the
                                                  portion of the Portfolio's net assets it
                                                  manages in a broad and diverse group of
                                                  readily marketable common stocks of U.S.
                                                  small- and mid-cap companies that it
                                                  determines to be value stocks.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
     International Core Trust                     Seeks high total return. To do this, the
                                                  Portfolio invests at least 80% of its total
                                                  assets in equity investments in companies from
                                                  developed markets outside the U.S.

JENNISON ASSOCIATES LLC
     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity and equity-related
                                                  securities of companies that exceed $1 billion
                                                  in capitalization and are attractively valued
                                                  and have above-average growth prospects.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
     Core Allocation Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Core Allocation Plus
                                                  Trust. The Portfolio is a fund-of-funds and is
                                                  also authorized to invest in other underlying
                                                  Portfolios and investment companies.

     Core Balanced Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Balanced Trust. The
                                                  Portfolio is a fund-of-funds and is also
                                                  authorized to invest in other underlying
                                                  Portfolios and investment companies.

     Core Disciplined Diversification Trust       Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Disciplined
                                                  Diversification Trust. The Portfolio is a
                                                  fund-of-funds and is also authorized to invest
                                                  in other underlying Portfolios and investment
                                                  companies.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC (CONTINUED)

     Franklin Templeton Founding Allocation       Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests primarily in three JHT
                                                  Portfolios: Global Trust, Income Trust and
                                                  Mutual Shares Trust. The Portfolio is a fund-
                                                  of-funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in common stocks of foreign
                                                  companies of any size that are selected for
                                                  their long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
     500 Index Trust B                            Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P 500(R) Index and
                                                  securities that as a group will behave in a
                                                  manner similar to the Index.(4)

     American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests primarily in four
                                                  Portfolios of the American Funds Insurance
                                                  Series: Bond Fund, Growth Fund, Growth-Income
                                                  Fund, and International Fund. The Portfolio is
                                                  a fund-of-funds and is also authorized to
                                                  invest in six other Portfolios of the American
                                                  Funds Insurance Series as well as other
                                                  underlying Portfolios, investment companies,
                                                  and other types of investments.

     American Global Diversification Trust        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying Portfolios, in securities that are
                                                  located outside the U.S. The Portfolio invests
                                                  primarily in five Portfolios of the American
                                                  Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is a fund-of-funds and is also
                                                  authorized to invest in five other Portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying Portfolios, investment
                                                  companies, and other types of investments.

     Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in Portfolios of the American Funds
                                                  Insurance Series. The Portfolio is a fund-of-
                                                  funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

     Core Global Diversification Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying Portfolios, in securities that are
                                                  located outside the U.S. The Portfolio is a
                                                  fund-of-funds and is also authorized to invest
                                                  in other underlying Portfolios and investment
                                                  companies.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

     Core Strategy Trust                          Seeks long-term growth of capital; current
                                                  income is also a consideration. To do this,
                                                  the Portfolio invests approximately 70% of its
                                                  total assets in equity securities and
                                                  Portfolios which invest primarily in equity
                                                  securities and approximately 30% of its total
                                                  assets in fixed-income securities and
                                                  Portfolios which invest primarily in fixed-
                                                  income securities. The Portfolio is a fund-of-
                                                  funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

     Lifestyle Aggressive Trust                   Seeks long-term growth of capital. Current
                                                  income is not a consideration. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 100% of its assets in
                                                  Portfolios which invest primarily in equity
                                                  securities.

     Lifestyle Balanced Trust                     Seeks a balance between a high level of
     (successor to Global Allocation Trust)       current income and growth of capital, with a
                                                  greater emphasis on growth of capital. The
                                                  Portfolio operates as a fund-of-funds and
                                                  normally invests approximately 50% of its
                                                  assets in Portfolios that invest primarily in
                                                  equity securities, and approximately 50% in
                                                  Portfolios which invest primarily in fixed-
                                                  income securities.

     Lifestyle Conservative Trust                 Seeks a high level of current income with some
                                                  consideration given to growth of capital. The
                                                  Portfolio operates as a fund-of-funds and
                                                  normally invests approximately 80% of its
                                                  assets in Portfolios which invest primarily in
                                                  fixed-income securities, and approximately 20%
                                                  in Portfolios which invest primarily in equity
                                                  securities.

     Lifestyle Growth Trust                       Seeks long-term growth of capital. Current
                                                  income is also a consideration. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 70% of its assets in
                                                  Portfolios which invest primarily in equity
                                                  securities, and approximately 30% of its
                                                  assets in Portfolios which invest primarily in
                                                  fixed-income securities.

     Lifestyle Moderate Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on income. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 60% of its assets in
                                                  Portfolios which invest primarily in fixed-
                                                  income securities, and approximately 40% of
                                                  its assets in Portfolios which invest
                                                  primarily in equity securities.

     Mid Cap Index Trust                          Seeks to approximate the aggregate total
     (successor to Mid Cap Intersection Trust)    return of a mid cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P MidCap 400(R)
                                                  Index(4) and securities that as a group behave
                                                  in a manner similar to the Index.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

     Money Market Trust B                         Seeks to obtain maximum current income
                                                  consistent with preservation of principal and
                                                  liquidity. To do this, the Portfolio invests
                                                  in high quality, U.S. dollar denominated money
                                                  market instruments.

                                                  Note: The returns of the Money Market
                                                  Subaccount in your Contract may become
                                                  extremely low or possibly negative whenever
                                                  the net income earned, if any, by the
                                                  underlying Money Market Portfolio is not
                                                  sufficient to offset the Contract's expense
                                                  deductions.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities of large-,
                                                  mid- and small-cap U.S. companies with strong
                                                  industry position, leading market share,
                                                  proven management or strong financials.

     Optimized Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 65% of
                                                  its total assets in equity securities of U.S.
                                                  companies with the potential for long-term
                                                  growth of capital and a market capitalization
                                                  range at the time of investment equal to the
                                                  Russell 1000(R) Value Index.(5)

     Small Cap Index Trust                        Seeks to approximate the aggregate total
                                                  return of a small cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Russell 2000(R) Index(5)
                                                  and securities that will as a group behave in
                                                  a manner similar to the Index.

     Total Stock Market Index Trust               Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Wilshire 5000(R) Total
                                                  Market Index(6) and securities that as a group
                                                  will behave in a manner similar to the Index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
     High Income Trust                            Seeks high current income; capital
                                                  appreciation is a secondary goal. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in U.S. and foreign fixed-income
                                                  securities that are rated BB/Ba or lower or
                                                  are unrated equivalents.

     Short Term Government Income Trust           Seeks a high level of current income
     (successor to U.S. Government Securities     consistent with preservation of capital.
     Trust)                                       Maintaining a stable share price is a
                                                  secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  obligations issued or guaranteed by the U.S.
                                                  government or its agencies, authorities, or
                                                  instrumentalities. Under normal circumstances,
                                                  the Portfolio's effective duration is no more
                                                  than 3 years.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 80% of its net assets in fixed-income
                                                  instruments that are economically tied to at
                                                  least three countries (one of which may be the
                                                  U.S.), which may be represented by futures
                                                  contracts and options on such securities.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (CONTINUED)

     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 65% of its total assets in a
                                                  diversified portfolio of fixed-income
                                                  instruments of varying maturities, which may
                                                  be represented by forwards or derivatives.

SSGA FUNDS MANAGEMENT, INC.
     International Equity Index Trust A           Seeks to track the performance of a broad-
     (successor to Pacific Rim Trust)             based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index,(7 ) or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.

     International Equity Index Trust B           Seeks to track the performance of a broad-
                                                  based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index,(7) or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.(8)
     Science & Technology Trust                   Seeks long-term growth of capital. Current
                                                  income is incidental to the Portfolio's
                                                  objective. To do this, the Portfolio invests
                                                  at least 80% of its net assets in the common
                                                  stocks of companies expected to benefit from
                                                  the development, advancement, and/or use of
                                                  science and technology.

T. ROWE PRICE ASSOCIATES, INC.
     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
                                                  Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks of large
                                                  and medium-sized blue chip growth companies
                                                  that are well established in their industries
                                                  and have the potential for above-average
                                                  earnings growth.

     Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in
                                                  common stocks of established U.S. companies
                                                  that have above-average potential for capital
                                                  growth. Common stocks typically constitute at
                                                  least 50% of the Portfolio's assets. The
                                                  remaining assets are invested in other
                                                  securities, including convertible securities,
                                                  corporate and government debt, foreign
                                                  securities, futures and options. The Portfolio
                                                  may invest up to 20% of its total assets in
                                                  foreign securities.

     Equity-Income Trust                          Seeks to provide substantial dividend income
                                                  and also long-term growth of capital. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities, with at
                                                  least 65% in common stocks of well-established
                                                  companies paying above-average dividends.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)

     Health Sciences Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in common stocks of companies
                                                  engaged in the research, development,
                                                  production, or distribution of products or
                                                  services related to health care, medicine, or
                                                  the life sciences.

     Small Company Value Trust                    Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small companies whose common stocks
                                                  are believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
     Global Trust                                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in the
                                                  equity securities of companies located
                                                  throughout the world, including emerging
                                                  markets.

TEMPLETON INVESTMENT COUNSEL, LLC
     International Value Trust(9)                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of companies
                                                  located outside the U.S., including in
                                                  emerging markets.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities which are
                                                  believed to be undervalued relative to the
                                                  stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
     Core Allocation Plus Trust                   Seeks to provide total return, consisting of
                                                  long-term capital appreciation and current
                                                  income. To do this, the Portfolio invests in
                                                  equity and fixed-income securities of issuers
                                                  located within and outside the U.S.

     Investment Quality Bond Trust                Seeks to provide a high level of current
     (substitute for DWS Core Fixed Income        income consistent with the maintenance of
     VIP)                                         principal and liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in bonds rated investment grade,
                                                  focusing on corporate bonds and U.S.
                                                  government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of medium-sized
                                                  companies with significant capital
                                                  appreciation potential.

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in equity and equity-related securities
                                                  of natural resource-related companies
                                                  worldwide, including emerging markets.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)

     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to offer above-average potential for
                                                  growth in revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust(10)                         Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in high yield securities, including
                                                  corporate bonds, preferred stocks, U.S.
                                                  government and foreign securities, mortgage-
                                                  backed securities, loan assignments or
                                                  participations, and convertible securities.

     Strategic Bond Trust(10)                     Seeks a high level of total return consistent
                                                  with preservation of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in fixed-income securities across a
                                                  range of credit qualities and may invest a
                                                  substantial portion of its assets in
                                                  obligations rated below investment grade.






                            DWS INVESTMENTS VIT FUNDS
    We show the Portfolio's manager in bold above the name of the Portfolio.




DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
     DWS Equity 500 Index VIP(11)                 Seeks to invest at least 80% of its assets in
                                                  stocks of companies included in the Standard &
                                                  Poor's 500(R) Composite Stock Price Index (the
                                                  "S&P 500(R) Index")(5) and in derivative
                                                  instruments, such as futures contracts and
                                                  options, that provide exposure to the stocks
                                                  of companies in the S&P 500(R) Index. The
                                                  Portfolio's securities are weighted to attempt
                                                  to make the Portfolio's total investment
                                                  characteristics similar to those of the S&P
                                                  500(R) Index as a whole.




 (1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and MFC Global Investment Management (U.S.), LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the All Cap Core Trust and the Real Estate Securities Trust.



 (3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Advisers, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (4) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the range for S&P 500(R) was from $1.4 billion to $307.3 billion, and as of October 31, 2009, the mid cap range for the S&P MidCap 400(R), was from $300 million to $6.6 billion.



 (5) "Russell 2000(R)" and "Russell 1000(R) are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $14 million to $3.62 billion, and as of February 26, 2010, the market capitalization range of the Russell 1000(R) Value Index was from $239 million to $307.3 billion.

 (6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $344 billion.



 (7) "MSCI All Country World ex-USA Index(SM") is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the market capitalization range of the Index was from $544 million to $197.9 billion.



 (8) The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.



 (9) The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(10) High Yield Trust and Strategic Bond Trust are sub-subadvised by Western Asset Management Company Limited.



(11) DWS Equity 500 Index VIP is subadvised by Northern Trust Investments, N.A.


VOTING INTEREST


We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.


During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You instruct us how to vote Portfolio shares.
--------------------------------------------------------------------------------
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                                       28

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan"). For information regarding Contracts issued for use in existing
Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

BENEFICIARY IRAS. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor will we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that would otherwise have been available under the Contract (where applicable, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," to determine what optional Riders, if any, were available).

We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

ACCUMULATION PERIOD PROVISIONS


Purchase Payments
You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $10,000. Additional Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars.

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, we must grant our approval in order for you to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:
       - You purchased your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.
       - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000;
       - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000; or
       - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three in New York) in which no Purchase Payments have been made, if both:
       - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
       - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We impose limits on the minimum amount of Additional Purchase Payments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any Unpaid Loans. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in good order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
       - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
       - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

       (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

       (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

       (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Pay-out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:
       -  restricting the number of transfers made during a defined period;
       -  restricting the dollar amount of transfers;
       - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
       -  restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.
--------------------------------------------------------------------------------
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                                       31

Maximum Number of Investment Options
There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions
We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the Internet. You can contact us at the telephone number or Internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
       -  any loss or theft of your password; or
       -  any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or e-delivery of a confirmation statement of the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services - Dollar Cost Averaging Program
We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Fund"), to other Variable Investment Options (the "Destination Funds"), until the amount in the DCA Source Fund is exhausted. You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.

Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Fund. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We permit you to make certain types of transactions by telephone or electronically through the Internet.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We make available Dollar Cost Averaging and Asset Rebalancing programs.
--------------------------------------------------------------------------------
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                                       32
information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Fund selection are suited for your financial needs and investment risk tolerance.

Special Transfer Services - Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:
       - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
       - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
       - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the Statement of Additional Information for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal proportionally from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;


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 You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges and tax liability as a result.
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

       - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or
       - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information ("SAI")).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals
(Not applicable to Contracts issued in New Jersey)
We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:
       - you are requesting that we mail the amount withdrawn to an alternate address; or
       - you have changed your address within 30 days of the withdrawal request; or
       -  you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Special Withdrawal Services - The Income Plan
We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services - The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D for more information.

Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Principal Plus (formerly known as "Guaranteed Principal Plus") and Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life") optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, Appendix D includes a general description of the Income Plus For Life Series, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


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 You may make systematic "Income Plan" withdrawals.
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                                       34

Death Benefit During Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:
       -  the Contract Value; or
       -  the minimum death benefit.

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").

MINIMUM DEATH BENEFIT. We determine the Minimum Death Benefit as follows:
Minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We reduce the minimum death benefit proportionally in connection with partial withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the partial withdrawal amount divided by your Contract Value before the withdrawal.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in Ownership or if Ownership is transferred to the Owner's spouse.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
       -  a certified copy of a death certificate; or
       - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
       -  any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John

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 If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.
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                                       35

Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:
       -  The Beneficiary will become the Owner.
       - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.
       - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).
       -  We will waive withdrawal charges for all future distributions.
       - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.
       - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
       - Alternatively, if the Contract is not a Qualified Contract, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy, beginning within one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract
Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits
Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:

ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

ENHANCED EARNINGS DEATH BENEFIT. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.

ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT. (Not available in New York or Washington.) John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

PAY-OUT PERIOD PROVISIONS

General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract's specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Commencement Date"). You may request a different Annuity Commencement Date (including a date later than the Default Commencement
Date) at any time by written request at least one month before both the current and new Annuity Commencement Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*

NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will

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 You have a choice of several different ways of receiving annuity payments from
 us.
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----------
(*) We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax
Matters - Qualified Contracts - Required Minimum Distributions").

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

provide as a default a Fixed Annuity option in the form of a life annuity with payments guaranteed for ten years as described below. We will determine annuity payments based on the Investment Account value of each Investment Option at the Maturity Date.

Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:
       - you will no longer be permitted to make any withdrawals under the Contract;
       - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
       -  we may not change the Annuity Option or the form of settlement; and
       -  your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


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ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL
BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders or exchanged the Rider you purchased with another guaranteed minimum withdrawal benefit Rider (i.e., an Income Plus For Life, Income Plus For Life
- Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus For Life or an Income Plus For Life - Joint Life Rider. For the Income Plus For
Life - Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus For Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:
       - you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
       - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)


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We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or
       - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

       A equals the number of Annuity Units used to determine future payments before the commutation;

       B equals the dollar amount requested to be paid out as part of the commutation;

       C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

       D equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.

FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days

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before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first Variable Annuity benefit payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Transfers During Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

Optional Guaranteed Minimum Income Benefits
Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

Right to Review
You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the

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 Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.
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 You have a right to cancel your Contract within the permitted time.
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Contract is issued as an individual retirement annuity under Sections 408 or
408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

Ownership
Prior to the Maturity Date, the Contract Owner is the person designated in your specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

In the case of Nonqualified Contracts, ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes (see "VII. Federal Tax Matters"). A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:
       - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
       - A change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee if a Covered Person under the Rider no longer qualifies as such. (If a GMWB Rider was available to you when you purchased your Contract, you can get more information from, (where applicable), Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits.")
       - An addition or substitution of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.
       - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.
       - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
       - Contracts issued to a tax-qualified retirement plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under
          Section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.


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We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.


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Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates (where applicable), Treasury Department regulations may limit designations of Beneficiaries.


Spouse

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).


STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification
We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.


Code Section 72(s)


In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of Section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.


Our Approval
We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival
We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.


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 The Annuitant is either you or someone you designate.
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 The Beneficiary is the person you designate to receive the death benefit if you die.
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FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services -- Dollar Cost Averaging Program" for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

CERTAIN STATES MAY IMPOSE RESTRICTIONS ON THE AVAILABILITY OF FIXED INVESTMENT OPTIONS UNDER YOUR CONTRACT.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals" above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."

LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified
Contracts - Loans" (see "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.


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                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices (where applicable): "Optional Enhanced Death Benefits;" "Optional Guaranteed Minimum Withdrawal Benefits;" and/or "Optional Guaranteed Minimum Income Benefit(s)."


WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years. There is never a withdrawal charge with respect to earnings accumulated in the Contract, certain other amounts available for withdrawal described below or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below.

Each withdrawal from the Contract is allocated first to the amount available without withdrawal charges and second to "unliquidated Purchase Payments". In any Contract Year, the amount available without withdrawal charges for that year is the greater of:
       - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); or
       - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

The amount withdrawn without withdrawal charges will be applied to a requested withdrawal, first, to withdrawals from variable account Investment Options and then to withdrawals from fixed account Investment Options beginning with those with the shortest guarantee period first and the longest guarantee period last.

Withdrawals in excess of the amount available without withdrawal charges may be subject to withdrawal charges. A withdrawal charge will be assessed against Purchase Payments liquidated that have been in the Contract for less than three years. Purchase Payments will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the amount available without withdrawal charges in the order such Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract, the excess of all unliquidated Purchase Payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

                            MAXIMUM WITHDRAWAL CHARGE
                           (as% of Purchase Payments)

First Year                6%
Second Year               5%
Third Year                4%
Thereafter                0%


The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.


For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." In the case of group annuity contracts issued by John Hancock USA, we reserve the right to modify the withdrawal charge as to Contracts issued after the effective date of a change specified in written notice to the group holder.



There are or may be situations described elsewhere in the Prospectus (e.g., "Reduction or Elimination of Charges and Deductions"), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.


ASSET-BASED CHARGES


We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.


Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.


Distribution Fee

A daily fee at an annual effective rate of 0.25% of the value of each Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.


Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.


To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.



REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(Not available in New York)



We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:


       - We will consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

       - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.


       - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.


       - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.


       - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

       - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of Group Contracts (where they had been available), we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.




PREMIUM TAXES

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.


In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


----------------------------------------------------
                               PREMIUM TAX RATE(1)
STATE OR                    QUALIFIED   NONQUALIFIED
TERRITORY                   CONTRACTS     CONTRACTS
CA                            0.50%         2.35%
GUAM                          4.00%         4.00%
ME(2)                         0.00%         2.00%
NV                            0.00%         3.50%
PR                            1.00%         1.00%
SD(2)                         0.00%         1.25%(3)
TX(4)                         0.04%         0.04%
WV                            1.00%         1.00%
WY                            0.00%         1.00%
----------------------------------------------------


                    (1) Based on the state of residence at the time the tax is assessed.
                    (2) We pay premium tax upon receipt of Purchase Payment.
                    (3) 0.80% on Purchase Payments in excess of $500,000.

                    (4) Referred to as a "maintenance fee."



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE, OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.


Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.


You should consult a qualified tax advisor for information on any optional benefit Rider.


CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Aggregation of Contracts


In certain circumstances, the IRS may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.



For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.



The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described above.



Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).



If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.



Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons


In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.


Undistributed Gains
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.


Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)


Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.


Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
       - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
       - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

       - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.


After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:
       - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

       - if distributed in accordance with an existing period certain Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions
There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - attributable to the Contract Owner becoming disabled (as defined in the tax law);
       - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
       - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;
       -  made under a single-premium immediate annuity contract; or
       - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.



The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. However, we do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010


On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code Section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).



You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.



QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)



The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose

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restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.




Penalty Tax on Premature Distributions
There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

       - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated Beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers


If permitted under your plan, you may make a distribution:


       - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;


       - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;


       - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or


       - from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free rollover" to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.



Although we allow a Beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under
Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts. The former $100,000 adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA does not apply to years after 2009.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.


If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. However, for 2010 only, unless you elect to include the converted amount in your 2010 income, half of it will be included in your income in 2011 and the other half in 2012. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


Section 403(b) Qualified Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b)

Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and
(d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under
Section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans
A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix B or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES




We are aware that certain third parties may have offered asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and, (where applicable), Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.


DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").


We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.



The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.


Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").


Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We pay compensation for sales of the Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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

these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2009, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.



Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS


We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, we will deem you to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.


REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contracts and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


Financial Statements

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2008 and 2009, and its Separate Accounts' financial statements as of the year ended 2009 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2009, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WITHDRAWAL CHARGE
      CONTRACT            HYPOTHETICAL         FREE WITHDRAWAL          PAYMENTS       -------------------------------------------
        YEAR             CONTRACT VALUE            AMOUNT              LIQUIDATED              PERCENT               AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
          1                  $55,000              $5,000(1)              $50,000                 6%                  $3,000

----------------------------------------------------------------------------------------------------------------------------------
          2                  50,500               5,000 (2)              45,500                  5%                   2,275

----------------------------------------------------------------------------------------------------------------------------------
          3                  35,000               5,000(3)               45,000                  4%                   1,200

----------------------------------------------------------------------------------------------------------------------------------
          4                  70,000               20,000(4)              50,000                  0%                     0

----------------------------------------------------------------------------------------------------------------------------------


During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

 (1) In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).
 (2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).
 (3) In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000) so the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
(4 ) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

--------------------------------------------------------------------------------------------------------------------------
                        PARTIAL                                                              WITHDRAWAL CHARGE
    HYPOTHETICAL       WITHDRAWAL      FREE WITHDRAWAL           PAYMENTS       ------------------------------------------
   CONTRACT VALUE      REQUESTED            AMOUNT              LIQUIDATED             PERCENT                AMOUNT
--------------------------------------------------------------------------------------------------------------------------
       65,000            $2,000           $15,000(1)                $0                    5%                    $0
--------------------------------------------------------------------------------------------------------------------------
       49,000            5,000             3,000(2)               2,000                   5%                   100
--------------------------------------------------------------------------------------------------------------------------
       52,000            7,000             4,000(3)               3,000                   5%                   150
--------------------------------------------------------------------------------------------------------------------------
       44,000            8,000               0(4)                 8,000                   5%                   400
--------------------------------------------------------------------------------------------------------------------------


The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

 (1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.
 (2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
 (3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
 (4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types


     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.



--------------------------------------------------------------------------------------
     PLAN TYPE
--------------------------------------------------------------------------------------
 TRADITIONAL IRAS   Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual
                    Retirement Annuity or IRA (sometimes referred to as a traditional
                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-
                    deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.
                    In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.
--------------------------------------------------------------------------------------
     ROTH IRAS      Section 408A of the Code permits eligible individuals to
                    contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
--------------------------------------------------------------------------------------
 SIMPLE IRA PLANS   In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                    $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                    IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
--------------------------------------------------------------------------------------
    SIMPLIFIED      Section 408(k) of the Code allows employers to establish
 EMPLOYEE PENSIONS  simplified employee pension plans for their employees, using the
   (SEP - IRAS)     employees' IRAs for such purposes, if certain criteria are met.
                    Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional
                    IRA.
--------------------------------------------------------------------------------------
  SECTION 403(B)    Section 403(b) of the Code permits public school employees and
  QUALIFIED PLANS   employees of certain types of tax-exempt organizations to have
 OR TAX-SHELTERED   their employers purchase annuity contracts for them and, subject
     ANNUITIES      to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-
                    sheltered annuities." We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.
--------------------------------------------------------------------------------------
   CORPORATE AND    Sections 401(a) and 403(a) of the code permit corporate employers
   SELF-EMPLOYED    to establish various types of tax-deferred retirement plans for
    PENSION AND     employees. The Self-Employed Individuals' Tax Retirement Act of
  PROFIT-SHARING    1962, as amended, commonly referred to as "H.R. - 10" or "Keogh,"
  PLANS (H.R. 10    permits self-employed individuals to establish tax-favored
    AND KEOGH)      retirement plans for themselves and their employees. Such
                    retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
--------------------------------------------------------------------------------------
     DEFERRED       Section 457 of the Code permits employees of state and local
   COMPENSATION     governments and tax-exempt organizations to defer a portion of
  PLANS OF STATE    their compensation without paying current taxes. The employees
     AND LOCAL      must be participants in an eligible deferred compensation plan. A
  GOVERNMENTS AND   Section 457 plan must satisfy several conditions, including the
    TAX-EXEMPT      requirement that it must not permit distributions prior to the
   ORGANIZATIONS    participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457
                    Contract, the payment is taxed as ordinary income.
--------------------------------------------------------------------------------------

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional enhanced death benefit Rider, you will pay the monthly charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the Tax Considerations section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

       1.  Annual Step-Up Death Benefit
       2.  Enhanced Earnings Death Benefit - Not offered in New York or
       Washington
       3. Accelerated Beneficiary Protection Death Benefit - Not offered in New York or Washington.

ANNUAL STEP-UP DEATH BENEFIT

If you elected the optional Annual Step-Up Death Benefit, we impose an additional daily charge at any annual rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step-Up Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract's Maturity Date, we will pay an "Annual Step-Up Benefit" to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step-Up Death Benefit is the greatest "Anniversary Value" after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner's 81(st) birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, MINUS amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner's death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death in the determination of the Annual Step-Up Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner's death.

TERMINATION OF THE ANNUAL STEP-UP DEATH BENEFIT. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE CONTINUATION OF THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT TO AN EXISTING CONTRACT FOR A SURVIVING SPOUSE MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ENHANCED EARNINGS DEATH BENEFIT
(Not available in New York and Washington)

If you elected the optional Enhanced Earnings Death Benefit, we impose an additional daily charge at an annual rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit.

Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Enhanced Earnings Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects to continue the Contract, the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings Death Benefit payable on the death of the surviving spouse, the Enhanced Earnings Death Benefit will be equal to zero on the date of the first Contract Owner's death and the Enhanced Earnings Death Benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Enhanced Earnings Death Benefit.

TERMINATION OF THE ENHANCED EARNINGS DEATH BENEFIT. The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Enhanced Earnings Death Benefit) may have on your plan (see Appendix B:
"Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF THE ENHANCED EARNINGS DEATH BENEFIT ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT
(Not available in New York or Washington)

If you elected the optional Accelerated Beneficiary Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit). The Accelerated Beneficiary Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Accelerated Beneficiary Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract's date of maturity, the Accelerated Beneficiary Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Accelerated Beneficiary Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit" factor plus the greatest of:
       -  the Contract Value;
       -  the Return of Purchase Payments Death Benefit Factor;
       -  the Annual Step-Up Death Benefit Factor; or
       -  the Graded Death Benefit Factor.

We deduct any debt under your Contract from the amount described above.

ENHANCED EARNINGS DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:
       -  The "Earnings Basis" is equal to 150% of $100,000, or $150,000.
       -  "Earnings" is equal to $175,000 minus $150,000, or $25,000.
       - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.


NOTE THAT FOR PURPOSES OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).


RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.

ANNUAL STEP-UP DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.

GRADED DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus
(2) where:
     (1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

-------------------------------------------------
  NUMBER OF COMPLETE YEARS           PAYMENT
    PAYMENT HAS BEEN IN           MULTIPLIER(1)
          CONTRACT
-------------------------------------------------
             0                        100%
-------------------------------------------------
             1                        110%
-------------------------------------------------
             2                        120%
-------------------------------------------------
             3                        130%
-------------------------------------------------
             4                        140%
-------------------------------------------------
             5                        150%
-------------------------------------------------


                (1) If a Purchase Payment is received on or
                    after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

     (2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS ARE SEPARATE AND DISTINCT FROM SIMILARLY NAMED TERMS, SUCH AS "ANNUAL STEP-UP DEATH BENEFIT" THAT MAY BE CONTAINED IN OTHER OPTIONAL BENEFIT RIDERS. THE OTHER OPTIONAL BENEFIT RIDERS IMPOSE SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

DETERMINATION AND DISTRIBUTION OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT. We determine the death benefit paid under Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in good order.

If the Beneficiary is the deceased Owner's spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:
       - The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner's death ("first Accelerated Beneficiary Protection Death Benefit") is not treated as a Purchase Payment to the Contract.
       - In determining the Enhanced Earnings Death Benefit Factor, on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.
       - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

INVESTMENT OPTIONS. WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

TERMINATION OF ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT RIDER. The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:
       -  the date the Contract terminates;
       -  the Maturity Date; or
       - the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

DETERMINATION OF ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FEE. Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Accelerated Beneficiary Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:
       -  Income Plus For Life 12.08 Series:
            -  Income Plus For Life 12.08
            -  Income Plus For Life - Joint Life 12.08
       -  Income Plus For Life (Quarterly Step-Up Review) Series
            -  Income Plus For Life (Quarterly Step-Up Review)
            -  Income Plus For Life - Joint Life (Quarterly Step-Up Review)
       -  Income Plus For Life (Annual Step-Up Review) Series*
            -  Income Plus For Life (Annual Step-Up Review)
            -  Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS
       -  Principal Plus for Life
       -  Principal Plus for Life Plus Automatic Annual Step-Up

PRINCIPAL PLUS RIDER

PRINCIPAL RETURNS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)
Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.

For Riders issued with Nonqualified Contracts:
       -  both spouses must be named as co-Owners of the Contract; or
       - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:
       - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
       -  the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see page 36 for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders
You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:
       - the Rider was available for sale in the state where the Contract was sold;
       - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and
       - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any GMWB Rider at our sole discretion. Once you elect a GMWB Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make any of the Income Plus For Life Series, Principal Plus (for Qualified Contracts), Principal Plus for Life Series, or Principal Returns Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract.

ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. We may from time to time provide you with an opportunity to exchange an existing GMWB Rider to your Contract for another optional GMWB Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners, and we provide no assurance that we will provide such an opportunity in the future.

CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:
       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option begins; or
       -  at full surrender of the Contract; or
       - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Restrictions on Additional Purchase Payments
If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:
       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:
       - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;
       - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but
       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

GENERAL RIGHT OF REFUSAL. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or
     (b) in a manner consistent with any one of the restricted Model Allocations for which you may be eligible (see "Restricted Model Allocations" below).

Subject to our restrictions on frequent trading:
       - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
       - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "Accumulation Period Provisions - Withdrawals" on page 35. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
       -  Core Allocation Trust
       -  Core Balanced Trust
       -  Core Disciplined Diversification Trust
       -  Core Fundamental Holdings Trust
       -  Core Global Diversification Trust
       -  Core Strategy Trust
       -  Lifestyle Balanced Trust
       -  Lifestyle Conservative Trust
       -  Lifestyle Growth Trust (not available with Principal Returns)
       -  Lifestyle Moderate Trust
       -  Money Market Trust


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):
       -  American Asset Allocation Trust
       -  American Fundamental Holdings Trust
       -  American Global Diversification Trust
       -  Capital Appreciation Value Trust
       -  Core Allocation Plus Trust
       -  Disciplined Diversification Trust
       - Franklin Templeton Founding Allocation Trust (not available with any Income Plus For Life 12.08 Series and Principal Plus For Life Plus Automatic Annual Step-Up purchased after December 15, 2008)

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restriction Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following Model Allocation was available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and is restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.

RESTRICTED MODEL ALLOCATION FOR A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER:

--------------------------------------------------------------------------------------------------
     MODEL ALLOCATION NAME         MODEL ALLOCATION PERCENTAGE              PORTFOLIO NAME
--------------------------------------------------------------------------------------------------
Fundamental Holdings of America                15%                 American International Trust
 (not available after April 30,
              2009)                            25%                 American Growth Trust
                                               25%                 American Growth-Income Trust
                                               35%                 American Bond Trust
--------------------------------------------------------------------------------------------------


ADDITIONAL RESTRICTED MODEL ALLOCATIONS FOR PRINCIPAL PLUS (formerly known as Guaranteed Principal Plus). If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for

John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.

Restricted Model Allocations The following eight Model Allocations were available with Principal Plus for Contract issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.

The Restricted Model Allocations are:

-----------------------------------------------------------------------------------
                                   PERCENTAGE OF
      MODEL ALLOCATION NAME          ALLOCATION             PORTFOLIO NAME
-----------------------------------------------------------------------------------
CONSERVATIVE INCOME STRATEGY (formerly, "Scudder Conservative Income Strategy"):
                                       64.00%      DWS Core Fixed Income VIP
                                       10.00%      Active Bond Trust
                                        7.00%      Optimized All Cap Trust
                                        6.00%      500 Index Trust B
                                        3.00%      International Value Trust
                                        2.00%      Total Stock Market Index Trust
                                        2.00%      Real Estate Securities Trust
                                        2.00%      Small Cap Index Trust
                                        1.00%      Optimized Value Trust
                                        1.00%      Global Trust
                                        1.00%      International Equity Index
                                        1.00%      Fundamental Value Trust
-----------------------------------------------------------------------------------
GROWTH STRATEGY (formerly, "Scudder Growth Strategy"):
                                       23.00%      500 Index Trust B
                                       18.00%      Optimized All Cap Trust
                                       14.00%      International Value Trust
                                       11.00%      DWS Core Fixed Income VIP
                                        8.00%      Fundamental Value Trust
                                        6.00%      Optimized Value Trust
                                        5.00%      Total Stock Market Index Trust
                                        5.00%      Small Cap Index Trust
                                        4.00%      Real Estate Securities Trust
                                        2.00%      Global Trust
                                        2.00%      International Equity Index Trust
                                        2.00%      Active Bond Trust
-----------------------------------------------------------------------------------
GROWTH & INCOME STRATEGY (formerly, "Scudder Growth & Income Strategy"):
                                       32.00%      DWS Core Fixed Income VIP
                                       17.00%      500 Index Trust B
                                       15.00%      Optimized All Cap Trust
                                        9.00%      International Value Trust
                                        5.00%      Active Bond Trust
                                        4.00%      Total Stock Market Index Trust
                                        4.00%      Fundamental Value Trust
                                        3.00%      Optimized Value Trust
                                        3.00%      Real Estate Securities Trust
                                        2.00%      Global Trust
                                        2.00%      International Equity Index Trust
                                        4.00%      Small Cap Index Trust
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                   PERCENTAGE OF
      MODEL ALLOCATION NAME          ALLOCATION             PORTFOLIO NAME
-----------------------------------------------------------------------------------
INCOME & GROWTH STRATEGY (formerly, "Scudder Income & Growth Strategy"):
                                       46.00%      DWS Core Fixed Income VIP
                                       13.00%      Optimized All Cap Trust
                                       11.00%      500 Index Trust B
                                        7.00%      Active Bond Trust
                                        6.00%      International Value Trust
                                        3.00%      Total Stock Market Index Trust
                                        3.00%      Fundamental Value Trust
                                        3.00%      Small Cap Index Trust
                                        2.00%      Optimized Value Trust
                                        2.00%      Global Trust Series
                                        2.00%      International Equity Index Trust
                                        2.00%      Real Estate Securities Trust
-----------------------------------------------------------------------------------

GROWTH FOCUS:
                                       45.00%      500 Index Trust B
                                       40.00%      DWS Core Fixed Income VIP
                                       15.00%      Optimized All Cap Trust
-----------------------------------------------------------------------------------

SECTOR FOCUS:
                                       40.00%      DWS Core Fixed Income VIP
                                       30.00%      Total Stock Market Index Trust
                                       15.00%      Real Estate Securities Trust
                                       15.00%      Optimized All Cap Trust
-----------------------------------------------------------------------------------

US ALL-CAPITALIZATION:
                                       40.00%      DWS Core Fixed Income VIP
                                       15.00%      500 Index Trust B
                                       15.00%      Small Cap Index Trust
                                       15.00%      Optimized All Cap Trust
                                       15.00%      Mid Cap Index Trust
-----------------------------------------------------------------------------------

VALUE FOCUS:
                                       40.00%      DWS Core Fixed Income VIP
                                       30.00%      Optimized All Cap Trust
                                       15.00%      Optimized Value Trust
                                       15.00%      Fundamental Value Trust
-----------------------------------------------------------------------------------




          (1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.


A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:
       - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;
       - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;
       - limit your ability to transfer between existing Investment Options; and/or
       - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups:

ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
OVERVIEW. Each of our GMWB Riders will permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider's Credit Period.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount permitted under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section of the Rider you are considering for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:
       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;
       -  reduce the death benefit and other optional benefits; and
       - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal
Services - The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:
       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or
       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or
       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.


If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments requirement of a Life Expectancy Program.


Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of the Rider you are considering for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options
In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

COMPARISON BETWEEN GUARANTEED MINIMUM WITHDRAWAL BENEFITS AND ANNUITY PAYMENTS. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;
       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and
       -  you reduce the Contract Value available for annuitization.

When you annuitize:
       -  you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
       -  your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES

Form of Guaranteed Amounts
The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 12.08).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life 12.08 - 5%
       -  Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life
Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

       - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:
       - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.
       - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount.

The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.

"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-2). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

Withdrawals, Distributions and Settlements
We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract"). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your

Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).

EXCESS WITHDRAWAL. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 4.78% (($10,000- $5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 - 4.78% x
$110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976 (4.75% x
$104,747).

EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445
($110,000 - 5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income
Amount is $4,700 (4.50% x $104,445).

The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the

Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 12.08 Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For
          Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 12.08:
---------------------------------------------------------------------------------------
1.  Not the       -   may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For
Life - Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Rider Fees" on page D-2). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life -- Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

DEATH BENEFITS DURING THE SETTLEMENT PHASE. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 12.08) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES

Income Plus For Life (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:
       - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or
       - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.

ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts
The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Quarterly Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Quarterly Step-Up Review) - 5%
       - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For
          Life - Joint Life (Quarterly Step-Up Review) ); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       -  (for Income Plus For Life (Quarterly Step-Up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age
          58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate -
            - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:
                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
            -  For Contracts issued in New York, the Bonus will be equal to:
                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or
            - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.


Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the "Target Amount" (see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:
       - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
       -  the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:
       -  (200% x $100,000) + (100% x $25,000) = $225,000; or
       -  200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
       -  the Contract Value on that date; and
       - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
       -  the Contract Value on the Contract Anniversary; or
       - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a

Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWAL. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the

Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 - 4.78% x $110,000 =
$110,000 - $5,253). The new Lifetime Income Amount is $4,976 (4.75% x $104,747).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 5.05% (($10,000- $4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 - 5.05% x
$110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700 (4.50% x
$104,445).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see the "Pre-Authorized
Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly
                     Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Rider Fees" on page D-2). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts
Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Annual Step-Up Review) - 5%
       -  Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Lifetime Income Date
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age
          59 1/2 (age 61 in New York) .
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate:
            - 7% for Riders purchased on or after January 17, 2008 and outside of New York;
            -  6% for Riders purchased before January 17, 2008 or in New York.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or
            - the Contract Anniversary on or next following the date the Covered Person attains age 69.

ANNUAL CREDITS. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-
2). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

EXCESS WITHDRAWAL. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
       - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       -  the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:
       - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
       -  the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
       - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,
       - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
       - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
            -  the Withdrawal Amount ; divided by
            -  the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see the "Pre-Authorized
Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       -  the Contract Value reduces to zero at any time during a Contract Year,
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person and       automatically increase the Benefit Base to equal the initial death
    the              benefit we determine, if the death benefit is greater than the
    Beneficiary      Benefit Base prior to our determination. We will also recalculate
    is the           the Lifetime Income Amount to equal 5% of the recalculated Benefit
    deceased         Base and will assess the Rider Fee based on the recalculated
    Owner's          Benefit Base.
    spouse
                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up
                     Review) fee at that time.

---------------------------------------------------------------------------------------

2.  Not the       -  may continue in the same manner as 1.
    Covered
    Person and    -  enters its Settlement Phase if a subsequent withdrawal would
    the              deplete the Contract Value to zero, and the remaining Lifetime
    Beneficiary      Income Amount for the year of withdrawal is still greater than
    is not           zero.
    the deceased
    Owner's       -  does not continue to be eligible for any Credits and Step-Ups, or
    spouse           a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus
                     For Life (Annual Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------------
3.  The Covered   -  ends without any further benefit.
    Person
    and the
    Beneficiary
    is the
    deceased
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  The Covered   -  ends without any further benefit.
    Person
    and the
    Beneficiary
    is not the
    deceased
    Owner's
    spouse

---------------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For
Life - Joint Life (Annual Step-Up Review) Rider fee (See "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-2). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


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

Termination of Rider
You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  the death of the Covered Person; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES

Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life.

Benefit Base
The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:
       -  Principal Plus - 5.00%
       -  Principal Plus for Life - 5.00%
       -  Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)
The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider (5%); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).


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

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
       - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
       - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
       -  in the case of the Lifetime Income Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

CREDITS. The Riders provide the following Credit features:
       -  Credit Rate - 5%.
       -  initial Credit Period
            -  (for Principal Plus) - the first 5 Contract Years.
            -  (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to, but not including, the Contract Year in which the Covered Person attains age 80.
            - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.


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

       - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:
       - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise
       - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
       -  (for Principal Plus and Principal Plus for Life) 0.75%, and
       -  (for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" above). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:
       - (for Principal Plus) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th) etc.), up to and including the 30(th) Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th) etc.), up to and including the 30th Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3(rd), 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.
       - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
       - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWAL. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  5% of the greater of: (a)the Contract Value after the withdrawal or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:
       -  the Lifetime Income Amount prior to the withdrawal; or
       - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders ) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see the "Pre-Authorized
Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:
       - the Contract Value as of the applicable date divided by the Owner's life expectancy; or
       - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
       - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
       - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
       - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.
       - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
IF THE
BENEFICIARY IS:   THEN PRINCIPAL PLUS:
---------------------------------------------------------------------------------------
1.  The deceased  -  Continues if the Benefit Base is greater than zero.
    Owner's
    spouse        -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                  -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals.
                     Some methods of death benefit distribution may result in
                     distribution amounts in excess of both the Guaranteed Withdrawal
                     Amount and the Life Expectancy Distributions. In such cases, the
                     Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                     Rider).

                  -  Continues to impose the Principal Plus fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                     Step-Up Date will be no later than the 30th Contract Anniversary.

---------------------------------------------------------------------------------------
2.  Not the       -  Continues in the same manner as above, except that Principal Plus
    deceased         does not continue to be eligible for any remaining Credits and
    Owner's          Step-Ups, other than the initial Step-Up of the Benefit Base to
    spouse           equal the death benefit, if greater than the Benefit Base prior to the death benefit.

---------------------------------------------------------------------------------------



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
1.  The Covered   -  Does not continue with respect to the Lifetime Income Amount, but
    Person           continues with respect to the Guaranteed Withdrawal Amount if the
    and the          death benefit or the Benefit Base is greater than zero. We will
    Beneficiary      automatically step up the Benefit Base to equal the initial death
    is the           benefit we determine, if greater than the Benefit Base prior to
    deceased         the death benefit.
    Owner's
    spouse        -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero.

                  -  Continues to impose the Principal Plus for Life fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  Continues in the same manner as 1, except that Principal Plus for
    Person           Life does not continue to be eligible for any remaining Credits
    and the          and Step-Ups, other than the initial Step-Up of the Benefit Base
    Beneficiary      to equal the death benefit, if greater than the Benefit Base prior
    is not the       to the death benefit. We will permit the Beneficiary to opt out of
    deceased         the initial death benefit Step-Up, if any, if we increase the rate
    Owner's          of the Rider fee at that time.
    spouse

---------------------------------------------------------------------------------------

3.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is the           determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
4.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is not           determine the death benefit after the Covered Person has reached
    the deceased     his or her Lifetime Income Date.
    Owner's
    spouse        -  In this case, does not continue to be eligible for any remaining
                     Bonuses and Step-Ups, other than the initial Step-Up of the
                     Benefit Base to equal the death benefit, if greater than the
                     Benefit Base prior to the death benefit. We will permit the
                     Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
       -  the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  under Principal Plus, the date the Benefit Base depletes to zero; or
       - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
       -  under Principal Plus, the Maturity Date under the Contract; or
       - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL RETURNS

Form of Guarantee
The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base
The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:
       -  8% of the Benefit Base immediately after the Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).

ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).

As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:
       -  the amount of your initial Purchase Payments, up to $5 million; or
       - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

STEP-UPS. We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12 th, etc.) up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWAL. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals -- Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life

Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
       -  Continues if the Benefit Base is greater than zero.
       - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
       - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
       -  Continues to impose the Rider fee.
       - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
       - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  the date the Benefit Base and the Contract Value both deplete to zero;
          or
       -  the date an Annuity Option under the Contract begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.


       John Hancock USA
       Guaranteed Retirement Income Benefit II
       Guaranteed Retirement Income Benefit III


       John Hancock New York
       Guaranteed Retirement Income Benefit II

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Benefits
John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

       (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

       (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME BENEFIT II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME BENEFIT III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME BENEFIT II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME BENEFIT III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options").

Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with Guaranteed Retirement Income Benefit is that annuity benefits payable under Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME BENEFIT RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Benefit II                    0.45%
------------------------------------------------------------------
Guaranteed Retirement Income Benefit III                   0.50%
------------------------------------------------------------------



If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed

Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit
A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans
The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that since (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Benefit
John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME BENEFIT II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

       (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

       (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options"):
       -  Life Annuity with a 10-Year Period Certain;
       -  Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with the Guaranteed Retirement Income Benefit is that annuity benefits payable under the Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME BENEFIT RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Benefit II                    0.45%
------------------------------------------------------------------


If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit
The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans
The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that since (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

                   Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III. Fee Tables" for additional information on these charges.)

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:
       -  Wealthmark ML3 Contracts with no optional benefit Riders;
       - Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
       - Wealthmark ML3 Contracts with the Enhanced Earnings Death Benefit optional benefit Rider; and
       - Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Enhanced Earnings Death Benefit optional benefit Rider.

Please note Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Income Plus For Life, Income Plus For Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Returns and the Accelerated Beneficiary Protection Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Wealthmark ML3

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

            ACCUMULATION UNIT VALUES- WEALTHMARK ML3 VARIABLE ANNUITY

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
500 INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year     7.554    12.229    12.500        --        --        --        --        --         --        --
          Value at End of Year     9.389     7.554    12.229        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   894,346   980,416 1,262,185        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    96,376   100,865   108,137        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     7.548    12.225    12.500        --        --        --        --        --         --        --
          Value at End of Year     9.376     7.548    12.225        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   362,709   358,937   418,233        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   215,151   223,681   274,258        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     7.529    12.213    12.500        --        --        --        --        --         --        --
          Value at End of Year     9.339     7.529    12.213        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   665,821   656,516   860,913        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year     7.523    12.209    12.500        --        --        --        --        --         --        --
          Value at End of Year     9.326     7.523    12.209        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   151,644   159,304   200,698        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     7.504    12.196    12.500        --        --        --        --        --         --        --
          Value at End of Year     9.289     7.504    12.196        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   124,277   132,238   151,793        --        --        --        --        --         --        --
ACTIVE BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    11.537    13.127    13.036        --        --        --        --        --         --        --
          Value at End of Year    14.115    11.537    13.127        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   352,720   396,541   595,668        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    23,573    27,613    29,596        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    11.515    13.110    13.023        --        --        --        --        --         --        --
          Value at End of Year    14.082    11.515    13.110        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   120,280   121,515   163,090        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   108,145   125,328   166,983        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.452    13.057    12.984        --        --        --        --        --         --        --
          Value at End of Year    13.983    11.452    13.057        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   285,720   302,163   407,522        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    11.431    13.040    12.971        --        --        --        --        --         --        --
          Value at End of Year    13.951    11.431    13.040        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    63,728    62,503    85,843        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    11.368    12.988    12.932        --        --        --        --        --         --        --
          Value at End of Year    13.853    11.368    12.988        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    54,091    58,281    70,561        --        --        --        --        --         --        --
AIM V.I. UTILITIES FUND PORTFOLIO (FORMERLY INVESCO VIF-UTILITIES FUND PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX
TRUST EFF 5-03-2007) - SERIES I SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    22.191    19.308    15.887    13.749    12.500         --        --
          Value at End of Year        --        --        --    27.386    22.191    19.308    15.887    13.749         --        --
   Wealthmark ML3 No. of Units        --        --        --    51,594    58,086    43,917    29,487       509         --        --
 NYWealthmark ML3 No. of Units        --        --        --     8,683     9,575     9,210     6,681        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    22.155    19.287    15.878    13.748    12.500         --        --
          Value at End of Year        --        --        --    27.329    22.155    19.287    15.878    13.748         --        --
   Wealthmark ML3 No. of Units        --        --        --    12,023    26,382    21,166    24,167     1,823         --        --
 NYWealthmark ML3 No. of Units        --        --        --    36,532    43,123    34,600    20,038        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    22.048    19.222    15.848    13.743    12.500         --        --
          Value at End of Year        --        --        --    27.156    22.048    19.222    15.848    13.743         --        --
   Wealthmark ML3 No. of Units        --        --        --    28,950    42,795    29,212    22,690        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    22.012    19.201    15.839    13.741    12.500         --        --
          Value at End of Year        --        --        --    27.098    22.012    19.201    15.839    13.741         --        --
   Wealthmark ML3 No. of Units        --        --        --     6,408     8,168     8,675     4,624        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    19.984    17.458    14.423    12.500        --         --        --
          Value at End of Year        --        --        --    24.566    19.984    17.458    14.423        --         --        --
   Wealthmark ML3 No. of Units        --        --        --     9,200    10,481     9,605     8,079        --         --        --
ALGER AMERICAN BALANCED PORTFOLIO (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited
9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    16.308    17.696    14.946    12.798    12.500         --        --
          Value at End of Year        --        --        --    16.757    16.308    17.696    14.946    12.798         --        --
   Wealthmark ML3 No. of Units        --        --        --   260,329   368,707    92,140   288,197     7,280         --        --
 NYWealthmark ML3 No. of Units        --        --        --    28,139    36,092     6,431    24,611        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    16.282    17.676    14.937    12.796    12.500         --        --
          Value at End of Year        --        --        --    16.722    16.282    17.676    14.937    12.796         --        --
   Wealthmark ML3 No. of Units        --        --        --    79,171   113,502    43,928   168,446    11,414         --        --
 NYWealthmark ML3 No. of Units        --        --        --    87,717    98,839    35,475    77,986        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    16.203    17.617    14.910    12.792    12.500         --        --
          Value at End of Year        --        --        --    16.616    16.203    17.617    14.910    12.792         --        --
   Wealthmark ML3 No. of Units        --        --        --   147,685   190,620    56,850   142,331       229         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    16.177    17.597    14.900    12.790    12.500         --        --
          Value at End of Year        --        --        --    16.581    16.177    17.597    14.900    12.790         --        --
   Wealthmark ML3 No. of Units        --        --        --    25,041    29,220    10,811    25,601     1,820         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    14.987    15.492    13.846    12.500        --         --        --
          Value at End of Year        --        --        --    15.339    14.987    15.492    13.846        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    38,167    33,273     6,362    26,539        --         --        --
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (SUBSTITUTED WITH JHT ALL CAP CORE TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    19.871    15.329    16.673    12.628    12.500         --        --
          Value at End of Year        --        --        --    23.253    19.871    15.329    16.673    12.628         --        --
   Wealthmark ML3 No. of Units        --        --        --    72,594    74,521   380,100    47,255     3,904         --        --
 NYWealthmark ML3 No. of Units        --        --        --     6,735     6,651    39,200     2,364        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    19.839    15.312    16.663    12.626    12.500         --        --
          Value at End of Year        --        --        --    23.204    19.839    15.312    16.663    12.626         --        --
   Wealthmark ML3 No. of Units        --        --        --    26,605    57,733   170,993    48,281     1,336         --        --
 NYWealthmark ML3 No. of Units        --        --        --    45,024    32,285   131,252    21,455        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    19.743    15.261    16.632    12.622    12.500         --        --
          Value at End of Year        --        --        --    23.057    19.743    15.261    16.632    12.622         --        --
   Wealthmark ML3 No. of Units        --        --        --    50,662    57,644   218,711    36,084        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    19.711    15.244    16.622    12.620    12.500         --        --
          Value at End of Year        --        --        --    23.009    19.711    15.244    16.622    12.620         --        --
   Wealthmark ML3 No. of Units        --        --        --     6,497     5,158    32,732     4,927        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    17.326    14.143    14.655    12.500        --         --        --
          Value at End of Year        --        --        --    20.195    17.326    14.143    14.655        --         --        --
   Wealthmark ML3 No. of Units        --        --        --     7,599     5,770    34,866     4,922        --         --        --
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year     9.973    16.830    17.717        --        --        --        --        --         --        --
          Value at End of Year    12.582     9.973    16.830        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    40,304    46,939    63,269        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     8,279     8,622     9,488        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    11.136    18.802    19.799        --        --        --        --        --         --        --
          Value at End of Year    14.042    11.136    18.802        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    12,019    13,452    19,764        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    14,332    14,458    48,106        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.026    18.643    19.652        --        --        --        --        --         --        --
          Value at End of Year    13.882    11.026    18.643        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    27,238     3,204    39,263        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    10.989    18.591    19.603        --        --        --        --        --         --        --
          Value at End of Year    13.829    10.989    18.591        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,076     6,150     8,450        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.272    20.792    21.947        --        --        --        --        --         --        --
          Value at End of Year    15.420    12.272    20.792        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,813     4,318     4,702        --        --        --        --        --         --        --
AMERICAN ASSET ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    12.053    17.465    17.629        --        --        --        --        --         --        --
          Value at End of Year    14.615    12.053    17.465        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    44,167    48,986    18,336        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --     1,075        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.043    17.459    17.629        --        --        --        --        --         --        --
          Value at End of Year    14.595    12.043    17.459        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    11,667     5,956     3,912        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     3,897     2,463     9,572        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.013    12.484    12.619        --        --        --        --        --         --        --
          Value at End of Year    14.537    12.013    12.484        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    48,497    13,410    15,765        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    12.003    17.436    17.629        --        --        --        --        --         --        --
          Value at End of Year    14.517    12.003    17.436        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,762    13,061        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     8.570    12.468    12.618        --        --        --        --        --         --        --
          Value at End of Year    10.350     8.570    12.468        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     9,084     8,783    15,497        --        --        --        --        --         --        --
AMERICAN BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    11.649    13.133    13.205        --        --        --        --        --         --        --
          Value at End of Year    12.824    11.649    13.133        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    28,856    20,462     8,036        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    11.629    13.117    13.193        --        --        --        --        --         --        --
          Value at End of Year    12.796    11.629    13.117        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     4,617     2,509     4,926        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     6,032       370       455        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.569    13.070    13.158        --        --        --        --        --         --        --
          Value at End of Year    12.712    11.569    13.070        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    19,510     4,061     5,334        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    13.147        --        --        --        --        --         --        --
          Value at End of Year    12.684        --    13.054        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     4,062        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    11.490    13.007    13.112        --        --        --        --        --         --        --
          Value at End of Year    12.600    11.490    13.007        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,289     2,291        --        --        --        --        --        --         --        --
AMERICAN FUNDAMENTAL HOLDINGS TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
        Value at Start of Year     8.528    12.561    12.500        --        --        --        --        --         --        --
          Value at End of Year    10.627     8.528    12.561        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    36,815    36,303    31,962        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     8.524    12.560    12.500        --        --        --        --        --         --        --
          Value at End of Year    10.616     8.524    12.560        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    16,360    16,486        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     6,111        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     8.509    12.557    12.500        --        --        --        --        --         --        --
          Value at End of Year    10.582     8.509    12.557        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    12,444    12,402        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    12.500        --        --        --        --        --         --        --
          Value at End of Year        --        --    12.556        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     8.490    12.554    12.500        --        --        --        --        --         --        --
          Value at End of Year    10.537     8.490    12.554        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,375       609        --        --        --        --        --        --         --        --
AMERICAN GLOBAL DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
        Value at Start of Year     8.045    12.556    12.500        --        --        --        --        --         --        --
          Value at End of Year    10.786     8.045    12.556        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,465     5,775     5,820        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --     1,499        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     8.041    12.555    12.500        --        --        --        --        --         --        --
          Value at End of Year    10.774     8.041    12.555        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    25,829       499        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       474     6,877        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     8.027    12.553    12.500        --        --        --        --        --         --        --
          Value at End of Year    10.739     8.027    12.553        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    13,852    18,662        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --    12.552    12.500        --        --        --        --        --         --        --
          Value at End of Year        --     8.022    12.552        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     1,556        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    12.500        --        --        --        --        --         --        --
          Value at End of Year    10.694        --    12.549        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       384        --        --        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
AMERICAN GLOBAL GROWTH TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
        Value at Start of Year     7.966    13.208    12.985        --        --        --        --        --         --        --
          Value at End of Year    11.081     7.966    13.208        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     8,639     7,819     3,951        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --       552       420        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     7.959    13.203    12.981        --        --        --        --        --         --        --
          Value at End of Year    11.066     7.959    13.203        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,068     1,107     2,572        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     7,880     7,942     7,018        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --    12.971        --        --        --        --        --         --        --
          Value at End of Year    11.022        --    13.190        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    33,786        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    12.967        --        --        --        --        --         --        --
          Value at End of Year        --        --    13.186        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     7.913    13.172    12.957        --        --        --        --        --         --        --
          Value at End of Year    10.963     7.913    13.172        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     7,268       341        --        --        --        --        --        --         --        --
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
        Value at Start of Year     6.126    13.480    13.909        --        --        --        --        --         --        --
          Value at End of Year     9.667     6.126    13.480        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,417     1,617        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     6.121    13.475    13.906        --        --        --        --        --         --        --
          Value at End of Year     9.655     6.121    13.475        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     4,881        --     2,549        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     6.105    13.462    13.895        --        --        --        --        --         --        --
          Value at End of Year     9.616     6.105    13.462        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    17,908     5,281        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    13.891        --        --        --        --        --         --        --
          Value at End of Year        --        --    13.457        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    13.880        --        --        --        --        --         --        --
          Value at End of Year     9.565        --    13.444        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     4,320        --        --        --        --        --        --        --         --        --
AMERICAN GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    12.393    22.614    21.943        --        --        --        --        --         --        --
          Value at End of Year    16.906    12.393    22.614        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    63,468    87,673   131,589        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       665     1,188       846        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.358    22.561    21.899        --        --        --        --        --         --        --
          Value at End of Year    16.849    12.358    22.561        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    75,438    79,368    64,554        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     6,037     4,640     1,806        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.254    22.404    21.768        --        --        --        --        --         --        --
          Value at End of Year    16.682    12.254    22.404        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    73,944    75,279    86,065        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    12.219    22.352    21.725        --        --        --        --        --         --        --
          Value at End of Year    16.626    12.219    22.352        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     7,372     7,463     2,567        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.116    22.197    21.595        --        --        --        --        --         --        --
          Value at End of Year    16.461    12.116    22.197        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     9,168     8,200       221        --        --        --        --        --         --        --
AMERICAN GROWTH-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    12.110    19.914    20.424        --        --        --        --        --         --        --
          Value at End of Year    15.565    12.110    19.914        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    24,960    34,534    26,615        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.076    19.867    20.384        --        --        --        --        --         --        --
          Value at End of Year    15.513    12.076    19.867        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    40,823    48,452    40,969        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     5,935     2,326     1,326        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.974    19.729    20.262        --        --        --        --        --         --        --
          Value at End of Year    15.359    11.974    19.729        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    27,736    28,728    34,493        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    11.940    19.683    20.221        --        --        --        --        --         --        --
          Value at End of Year    15.308    11.940    19.683        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,035     6,189     6,053        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    11.839    19.546    20.101        --        --        --        --        --         --        --
          Value at End of Year    15.156    11.839    19.546        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     8,140    11,768     3,465        --        --        --        --        --         --        --
AMERICAN HIGH-INCOME BOND TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
        Value at Start of Year     8.888    11.951    11.986        --        --        --        --        --         --        --
          Value at End of Year    12.101     8.888    11.951        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     4,691       600        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     8.880    11.947    11.983        --        --        --        --        --         --        --
          Value at End of Year    12.085     8.880    11.947        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,793     1,275        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     3,026        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     8.858    11.935    11.973        --        --        --        --        --         --        --
          Value at End of Year    12.037     8.858    11.935        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     9,024     5,950        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    11.970        --        --        --        --        --         --        --
          Value at End of Year        --        --    11.931        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    11.960        --        --        --        --        --         --        --
          Value at End of Year    11.972        --    11.919        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,903        --        --        --        --        --        --        --         --        --
AMERICAN INTERNATIONAL TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    17.701    31.284    28.944        --        --        --        --        --         --        --
          Value at End of Year    24.796    17.701    31.284        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    29,314    47,793    73,905        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --     3,275        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    17.651    31.211    28.886        --        --        --        --        --         --        --
          Value at End of Year    24.713    17.651    31.211        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    30,499    28,572    37,385        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     1,779     2,569     2,080        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    17.502    30.994    28.713        --        --        --        --        --         --        --
          Value at End of Year    24.467    17.502    30.994        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    32,007    44,818    40,177        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    17.452    30.922    28.656        --        --        --        --        --         --        --
          Value at End of Year    24.386    17.452    30.922        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,293     3,592     2,527        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    17.305    30.707    28.485        --        --        --        --        --         --        --
          Value at End of Year    24.144    17.305    30.707        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,680     5,156     3,732        --        --        --        --        --         --        --
AMERICAN NEW WORLD TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
        Value at Start of Year     8.405    14.902    14.459        --        --        --        --        --         --        --
          Value at End of Year    12.303     8.405    14.902        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    20,196    10,120       586        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --       374        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     8.398    14.897    14.455        --        --        --        --        --         --        --
          Value at End of Year    12.286     8.398    14.897        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     8,494     6,849     2,295        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     1,671        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     8.376    14.882    14.443        --        --        --        --        --         --        --
          Value at End of Year    12.237     8.376    14.882        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    21,861    12,331        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --    14.877    14.440        --        --        --        --        --         --        --
          Value at End of Year        --     8.369    14.877        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     8.348    14.863    14.428        --        --        --        --        --         --        --
          Value at End of Year    12.172     8.348    14.863        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,036        --        --        --        --        --        --        --         --        --
BLUE CHIP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year     9.007    15.962    15.437        --        --        --        --        --         --        --
          Value at End of Year    12.630     9.007    15.962        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,910     7,968     4,574        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     9.623    17.062    16.506        --        --        --        --        --         --        --
          Value at End of Year    13.487     9.623    17.062        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,124     3,630     2,010        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     7,108     8,138     5,469        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     9.527    16.918    16.384        --        --        --        --        --         --        --
          Value at End of Year    13.334     9.527    16.918        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,907    25,206     5,554        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    16.343        --        --        --        --        --         --        --
          Value at End of Year        --        --    16.870        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    18.527        --        --        --        --        --         --        --
          Value at End of Year    14.998        --    19.106        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       576        --        --        --        --        --        --        --         --        --
CAPITAL APPRECIATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year     9.057    14.700    13.955        --        --        --        --        --         --        --
          Value at End of Year    12.654     9.057    14.700        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,858     3,955     1,120        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     9.861    16.012    15.205        --        --        --        --        --         --        --
          Value at End of Year    13.770     9.861    16.012        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     5,204     5,354    11,660        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     9.763    15.877    15.092        --        --        --        --        --         --        --
          Value at End of Year    13.613     9.763    15.877        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,355     1,406     2,477        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    15.055        --        --        --        --        --         --        --
          Value at End of Year        --        --    15.832        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    11.851    19.312    18.382        --        --        --        --        --         --        --
          Value at End of Year    16.493    11.851    19.312        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       919       238        --        --        --        --        --        --         --        --
CAPITAL APPRECIATION VALUE TRUST - CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
        Value at Start of Year     9.056    12.500        --        --        --        --        --        --         --        --
          Value at End of Year    11.565     9.056        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,159     3,408        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     9.046    12.500        --        --        --        --        --        --         --        --
          Value at End of Year    11.529     9.046        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    21,087       881        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     9.036    12.500        --        --        --        --        --        --         --        --
          Value at End of Year    11.494     9.036        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,241     1,156        --        --        --        --        --        --         --        --
CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-1-2009) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year        --    14.431    17.913        --        --        --        --        --         --        --
          Value at End of Year        --     7.710    14.431        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     1,915     1,885        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --    17.886        --        --        --        --        --         --        --
          Value at End of Year        --        --    14.405        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --    17.806        --        --        --        --        --         --        --
          Value at End of Year        --        --    14.326        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    17.779        --        --        --        --        --         --        --
          Value at End of Year        --        --    14.300        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    17.699        --        --        --        --        --         --        --
          Value at End of Year        --        --    14.222        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
CORE ALLOCATION PLUS TRUST - CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
        Value at Start of Year     8.738        --        --        --        --        --        --        --         --        --
          Value at End of Year    10.752     8.738        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       790        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    10.719        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,502        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     8.719        --        --        --        --        --        --        --         --        --
          Value at End of Year    10.686     8.719        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       967     1,186        --        --        --        --        --        --         --        --
CORE ALLOCATION TRUST - CLASS B SHARES (units first credited 5-01-2009)
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    15.007        --        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        75        --        --        --        --        --        --        --         --        --
CORE BALANCED TRUST - CLASS B SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    15.004        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,878        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    14.999        --        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     2,601        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    14.984        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,545        --        --        --        --        --        --        --         --        --
CORE DISCIPLINED DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    15.370        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,038        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    15.365        --        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     1,799        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    15.349        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,789        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    15.329        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     7,158        --        --        --        --        --        --        --         --        --
CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 5-1-2009) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year        --        --    16.040        --        --        --        --        --         --        --
          Value at End of Year        --        --    14.152        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --    14.126    16.016        --        --        --        --        --         --        --
          Value at End of Year        --     6.306    14.126        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --       506        --        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --    15.944        --        --        --        --        --         --        --
          Value at End of Year        --        --    14.049        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    15.921        --        --        --        --        --         --        --
          Value at End of Year        --        --    14.023        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    15.849        --        --        --        --        --         --        --
          Value at End of Year        --        --    13.946        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
CORE FUNDAMENTAL HOLDINGS TRUST - CLASS B SHARES (units first credited 5-01-2009)
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    14.664        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,082        --        --        --        --        --        --        --         --        --
CORE GLOBAL DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    15.178        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    21,376        --        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     8,501        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    15.173        --        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    23,224        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    15.158        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    16,441        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    15.153        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     5,934        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    15.138        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     7,193        --        --        --        --        --        --        --         --        --
CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    10.225    14.139    14.173        --        --        --        --        --         --        --
          Value at End of Year    12.236    10.225    14.139        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   243,087   285,792   362,515        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    41,867    43,514    47,854        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    10.211    14.126    14.164        --        --        --        --        --         --        --
          Value at End of Year    12.212    10.211    14.126        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   122,073   140,584   186,525        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    90,674    93,267   164,513        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    10.167    14.086    14.139        --        --        --        --        --         --        --
          Value at End of Year    12.141    10.167    14.086        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   187,261   191,790   224,902        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    10.152    14.073    14.130        --        --        --        --        --         --        --
          Value at End of Year    12.118    10.152    14.073        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    26,805    33,294    43,153        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    10.108    14.033    14.104        --        --        --        --        --         --        --
          Value at End of Year    12.047    10.108    14.033        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    25,466    30,175    45,440        --        --        --        --        --         --        --
CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO (FORMERLY CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO)
(SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - NAV SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    26.101    22.846    19.685    13.553    12.500         --        --
          Value at End of Year        --        --        --    29.065    26.101    22.846    19.685    13.553         --        --
   Wealthmark ML3 No. of Units        --        --        --    28,576    35,272    29,679    16,182        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --     1,587     2,595     2,517     1,714        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    26.059    22.820    19.673    13.552    12.500         --        --
          Value at End of Year        --        --        --    29.004    26.059    22.820    19.673    13.552         --        --
   Wealthmark ML3 No. of Units        --        --        --     8,838    20,027     6,544     7,350     1,615         --        --
 NYWealthmark ML3 No. of Units        --        --        --     7,549     9,143     8,260     5,342        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    25.933    22.744    19.637    13.547    12.500         --        --
          Value at End of Year        --        --        --    28.821    25.933    22.744    19.637    13.547         --        --
   Wealthmark ML3 No. of Units        --        --        --    17,460    20,724    15,998     9,025        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    25.891    22.719    19.625    13.545    12.500         --        --
          Value at End of Year        --        --        --    28.760    25.891    22.719    19.625    13.545         --        --
   Wealthmark ML3 No. of Units        --        --        --       808     1,946       997     1,051        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    22.644    19.899    17.215    12.500        --         --        --
          Value at End of Year        --        --        --    25.115    22.644    19.899    17.215        --         --        --
   Wealthmark ML3 No. of Units        --        --        --     1,102     1,333     3,721     4,148        --         --        --
CREDIT SUISSE TRUST-EMERGING MARKETS PORTFOLIO (SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - NAV SHARES
(units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    28.989    23.035    18.746    13.338    12.500         --        --
          Value at End of Year        --        --        --    37.788    28.989    23.035    18.746    13.338         --        --
   Wealthmark ML3 No. of Units        --        --        --    94,989   108,536    89,794    41,627     1,415         --        --
 NYWealthmark ML3 No. of Units        --        --        --     2,711     5,372     5,237     4,334        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    28.942    23.009    18.734    13.336    12.500         --        --
          Value at End of Year        --        --        --    37.708    28.942    23.009    18.734    13.336         --        --
   Wealthmark ML3 No. of Units        --        --        --    29,761    48,262    43,663    30,398     1,931         --        --
 NYWealthmark ML3 No. of Units        --        --        --    33,244    48,759    37,824    17,461        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    28.802    22.932    18.699    13.332    12.500         --        --
          Value at End of Year        --        --        --    37.469    28.802    22.932    18.699    13.332         --        --
   Wealthmark ML3 No. of Units        --        --        --    63,775    82,873    68,804    41,011        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    28.756    22.907    18.688    13.330    12.500         --        --
          Value at End of Year        --        --        --    37.390    28.756    22.907    18.688    13.330         --        --
   Wealthmark ML3 No. of Units        --        --        --     6,246     8,025     9,152    11,128       189         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    27.216    21.712    17.740    12.500        --         --        --
          Value at End of Year        --        --        --    35.335    27.216    21.712    17.740        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    13,915    11,922    11,714     3,229        --         --        --
DISCIPLINED DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
        Value at Start of Year     9.121        --        --        --        --        --        --        --         --        --
          Value at End of Year    11.391     9.121        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,172        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --        --        --        --        --         --        --
          Value at End of Year        --     9.119        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --     4,824        --        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     9.111        --        --        --        --        --        --        --         --        --
          Value at End of Year    11.356     9.111        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     7,791     5,687        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    11.321        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,084        --        --        --        --        --        --        --         --        --
DREYFUS I.P. MIDCAP STOCK PORTFOLIO (SUBSTITUTED WITH JHT MID CAP INDEX TRUST EFF 5-03-2007) - SERVICE SHARES
(units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    21.548    20.109    17.897    13.838    12.500         --        --
          Value at End of Year        --        --        --    22.823    21.548    20.109    17.897    13.838         --        --
   Wealthmark ML3 No. of Units        --        --        --   283,950   361,351   371,746   204,190    12,405         --        --
 NYWealthmark ML3 No. of Units        --        --        --    17,777    21,300    21,494     6,884        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    21.513    20.086    17.886    13.837    12.500         --        --
          Value at End of Year        --        --        --    22.775    21.513    20.086    17.886    13.837         --        --
   Wealthmark ML3 No. of Units        --        --        --   137,403   207,246   204,305   190,212     5,696         --        --
 NYWealthmark ML3 No. of Units        --        --        --   105,765   133,225   128,546    85,434        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    21.409    20.019    17.853    13.832    12.500         --        --
          Value at End of Year        --        --        --    22.631    21.409    20.019    17.853    13.832         --        --
   Wealthmark ML3 No. of Units        --        --        --   172,284   208,076   204,728   109,344        74         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    21.375    19.997    17.842    13.830    12.500         --        --
          Value at End of Year        --        --        --    22.583    21.375    19.997    17.842    13.830         --        --
   Wealthmark ML3 No. of Units        --        --        --    14,722    27,561    26,678    24,688       666         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    18.387    17.227    15.394    12.500        --         --        --
          Value at End of Year        --        --        --    19.397    18.387    17.227    15.394        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    39,969    43,018    41,759    38,052        --         --        --
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND INC (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF 5-03-2007)
(NOW OPTIMIZED ALL CAP TRUST) - SERVICE SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    18.033    17.738    17.022    13.762    12.500         --        --
          Value at End of Year        --        --        --    19.328    18.033    17.738    17.022    13.762         --        --
   Wealthmark ML3 No. of Units        --        --        --     6,278     6,086     5,922     5,792        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --     1,275     2,432     2,585     2,344        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    18.004    17.718    17.012    13.760    12.500         --        --
          Value at End of Year        --        --        --    19.287    18.004    17.718    17.012    13.760         --        --
   Wealthmark ML3 No. of Units        --        --        --    14,833    10,500    11,409    12,285     1,307         --        --
 NYWealthmark ML3 No. of Units        --        --        --     8,266     9,384    16,936     6,583        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    17.917    17.659    16.981    13.755    12.500         --        --
          Value at End of Year        --        --        --    19.165    17.917    17.659    16.981    13.755         --        --
   Wealthmark ML3 No. of Units        --        --        --    19,606    21,804    22,969    20,277        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    17.888    17.639    16.970    13.754    12.500         --        --
          Value at End of Year        --        --        --    19.124    17.888    17.639    16.970    13.754         --        --
   Wealthmark ML3 No. of Units        --        --        --     1,067     1,099     1,099       597        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    15.429    15.237    14.682    12.500        --         --        --
          Value at End of Year        --        --        --    16.471    15.429    15.237    14.682        --         --        --
   Wealthmark ML3 No. of Units        --        --        --     2,508     2,584     2,624     1,433        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
DWS BALANCED VIP (FORMERLY SCUDDER TOTAL RETURN PORTFOLIO) (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    16.296    15.945    15.241    13.180    12.500         --        --
          Value at End of Year        --        --        --    17.605    16.296    15.945    15.241    13.180         --        --
   Wealthmark ML3 No. of Units        --        --        --   169,735   211,422   263,064   178,292     8,885         --        --
 NYWealthmark ML3 No. of Units        --        --        --    16,507    20,587    26,918    72,857        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    16.270    15.927    15.231    13.179    12.500         --        --
          Value at End of Year        --        --        --    17.568    16.270    15.927    15.231    13.179         --        --
   Wealthmark ML3 No. of Units        --        --        --    95,835   142,192   164,470   157,021    25,560         --        --
 NYWealthmark ML3 No. of Units        --        --        --    66,383    78,444    70,192    52,463        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    16.191    15.874    15.203    13.174    12.500         --        --
          Value at End of Year        --        --        --    17.457    16.191    15.874    15.203    13.174         --        --
   Wealthmark ML3 No. of Units        --        --        --    89,824   121,829   134,532    98,704        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    16.165    15.856    15.194    13.173    12.500         --        --
          Value at End of Year        --        --        --    17.420    16.165    15.856    15.194    13.173         --        --
   Wealthmark ML3 No. of Units        --        --        --    45,558    52,490    60,853    42,982     5,510         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    14.577    14.319    13.742    12.500        --         --        --
          Value at End of Year        --        --        --    15.684    14.577    14.319    13.742        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    31,912    32,609    43,671    36,506        --         --        --
DWS BLUE CHIP VIP (FORMERLY SCUDDER BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    20.605    19.098    16.802    13.475    12.500         --        --
          Value at End of Year        --        --        --    23.346    20.605    19.098    16.802    13.475         --        --
   Wealthmark ML3 No. of Units        --        --        --   226,012   249,612   258,874   110,482     5,238         --        --
 NYWealthmark ML3 No. of Units        --        --        --    37,170    47,550    49,637    24,103        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    20.571    19.076    16.792    13.474    12.500         --        --
          Value at End of Year        --        --        --    23.297    20.571    19.076    16.792    13.474         --        --
   Wealthmark ML3 No. of Units        --        --        --    44,162    88,045    90,235    77,659     2,598         --        --
 NYWealthmark ML3 No. of Units        --        --        --    75,188    95,205    98,946    58,217        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    20.472    19.012    16.761    13.469    12.500         --        --
          Value at End of Year        --        --        --    23.150    20.472    19.012    16.761    13.469         --        --
   Wealthmark ML3 No. of Units        --        --        --   193,596   216,795   180,119    74,026       149         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    20.439    18.991    16.751    14.717    12.500         --        --
          Value at End of Year        --        --        --    23.101    20.439    18.991    16.751    13.468         --        --
   Wealthmark ML3 No. of Units        --        --        --    28,990    33,878    33,066    21,653        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    18.251    16.984    15.003    12.500        --         --        --
          Value at End of Year        --        --        --    20.598    18.251    16.984    15.003        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    30,227    30,527    31,439    21,845        --         --        --
DWS BOND VIP (FORMERLY SVS BOND PORTFOLIO) (SUBSTITUTED WITH JHT BOND INDEX TRUST A EFF 5-03-2007)(NOW TOTAL BOND MARKET TRUST A)
- CLASS B SHARES (units first credited 9-16-2005)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    12.526    12.500        --        --        --         --        --
          Value at End of Year        --        --        --    12.854    12.526        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    17,520     2,217        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --       863        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    12.522    12.500        --        --        --         --        --
          Value at End of Year        --        --        --    12.844    12.522        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --    32,689    10,122        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    12.509    12.500        --        --        --         --        --
          Value at End of Year        --        --        --    12.812    12.509        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --     6,609     6,111        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    12.505        --        --        --        --         --        --
          Value at End of Year        --        --        --    12.769        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --       752        --        --        --        --         --        --
DWS CAPITAL GROWTH VIP (FORMERLY SCUDDER CAPITAL GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    19.202    17.989    17.004    13.664    12.500         --        --
          Value at End of Year        --        --        --    20.432    19.202    17.989    17.004    13.664         --        --
   Wealthmark ML3 No. of Units        --        --        --   797,758   652,355   203,532   104,484     3,571         --        --
 NYWealthmark ML3 No. of Units        --        --        --    84,880    52,673    14,987     6,422        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    19.171    17.969    16.994    13.662    12.500         --        --
          Value at End of Year        --        --        --    20.389    19.171    17.969    16.994    13.662         --        --
   Wealthmark ML3 No. of Units        --        --        --   215,656   208,823    85,675    80,902     4,372         --        --
 NYWealthmark ML3 No. of Units        --        --        --   162,624   130,128    46,507    29,790        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    19.078    17.909    16.963    13.658    12.500         --        --
          Value at End of Year        --        --        --    20.260    19.078    17.909    16.963    13.658         --        --
   Wealthmark ML3 No. of Units        --        --        --   587,632   436,457   102,830    50,669        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    19.048    17.889    16.952    13.656    12.500         --        --
          Value at End of Year        --        --        --    20.217    19.048    17.889    16.952    13.656         --        --
   Wealthmark ML3 No. of Units        --        --        --    70,676    44,171    16,100    15,682        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    16.283    15.315    14.535    12.500        --         --        --
          Value at End of Year        --        --        --    17.257    16.283    15.315    14.535        --         --        --
   Wealthmark ML3 No. of Units        --        --        --   139,646    56,918    20,395    10,952        --         --        --
DWS CONSERVATIVE ALLOCATION VIP (FORMERLY SCUDDER INCOME & GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE MODERATE
TRUST EFF 12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    13.597    13.243    12.500        --        --         --        --
          Value at End of Year        --        --        --    14.553    13.597    13.243        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --   650,881   659,423   199,338        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --    68,738    46,225     1,357        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    13.587    13.240    12.500        --        --         --        --
          Value at End of Year        --        --        --    14.536    13.587    13.240        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    17,308        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --   177,499   146,982    54,506        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    13.559    13.233    12.500        --        --         --        --
          Value at End of Year        --        --        --    14.484    13.559    13.233        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --   554,725   460,756    93,811        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    13.550    13.230    12.500        --        --         --        --
          Value at End of Year        --        --        --    14.467    13.550    13.230        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --     1,454        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    13.522    13.223    12.500        --        --         --        --
          Value at End of Year        --        --        --    14.416    13.522    13.223        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    33,017    32,776    16,835        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
DWS CORE FIXED INCOME VIP (FORMERLY SCUDDER FIXED INCOME PORTFOLIO) (SUBSTITUTED INVESTMENT QUALITY BOND TRUST EFF 11-16-2009)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year    11.016    13.949    13.670    13.376    13.351    13.038    12.653    12.500         --        --
          Value at End of Year    11.662    11.016    13.949    13.670    13.376    13.351    13.038    12.653         --        --
   Wealthmark ML3 No. of Units        --   493,160   746,168 1,163,963 1,339,463 1,340,821   629,858    15,344         --        --
 NYWealthmark ML3 No. of Units        --    30,512    39,350    91,565    73,130    71,271    62,200        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --    13.912    13.641    13.354    13.336    13.030    12.652    12.500         --        --
          Value at End of Year        --    10.981    13.912    13.641    13.354    13.336    13.030    12.652         --        --
   Wealthmark ML3 No. of Units        --   190,987   255,277   303,397   469,960   491,816   501,320    29,070         --        --
 NYWealthmark ML3 No. of Units        --   115,494   170,481   245,062   272,901   274,889   139,561        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --    13.803    13.555    13.290    13.291    13.006    12.647    12.500         --        --
          Value at End of Year        --    10.879    13.803    13.555    13.290    13.291    13.006    12.647         --        --
   Wealthmark ML3 No. of Units        --   287,915   398,896   657,721   704,236   671,242    63,531        81         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --    13.767    13.526    13.268    13.276    12.998    12.646    12.500         --        --
          Value at End of Year        --    10.845    13.767    13.526    13.268    13.276    12.998    12.646         --        --
   Wealthmark ML3 No. of Units        --   152,699   199,527   204,208   208,866   203,422   150,022     1,643         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --    13.279    13.066    12.836    12.863    12.613    12.500        --         --        --
          Value at End of Year        --    10.445    13.279    13.066    12.836    12.863    12.613        --         --        --
   Wealthmark ML3 No. of Units        --    54,945    61,535    98,488    94,579    94,161    43,047        --         --        --
DWS DAVIS VENTURE VALUE VIP (FORMERLY SVS DAVIS VENTURE VALUE PORTFOLIO) (SUBSTITUTED WITH JHT FUNDAMENTAL VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    21.128    19.664    17.943    14.095    12.500         --        --
          Value at End of Year        --        --        --    23.763    21.128    19.664    17.943    14.095         --        --
   Wealthmark ML3 No. of Units        --        --        --   473,098   533,255   542,866   255,072     7,278         --        --
 NYWealthmark ML3 No. of Units        --        --        --    53,458    60,398    57,154    28,434        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    21.094    19.642    17.932    14.093    12.500         --        --
          Value at End of Year        --        --        --    23.713    21.094    19.642    17.932    14.093         --        --
   Wealthmark ML3 No. of Units        --        --        --   173,039   233,377   234,717   213,631     8,692         --        --
 NYWealthmark ML3 No. of Units        --        --        --   185,585   223,402   206,311    95,807        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    20.992    19.576    17.899    14.088    12.500         --        --
          Value at End of Year        --        --        --    23.563    20.992    19.576    17.899    14.088         --        --
   Wealthmark ML3 No. of Units        --        --        --   290,857   357,567   345,565   158,768        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    20.958    19.554    17.888    14.087    12.500         --        --
          Value at End of Year        --        --        --    23.514    20.958    19.554    17.888    14.087         --        --
   Wealthmark ML3 No. of Units        --        --        --    30,019    34,357    34,313    35,136       422         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    17.903    16.729    15.327    12.500        --         --        --
          Value at End of Year        --        --        --    20.057    17.903    16.729    15.327        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    61,196    63,245    63,755    32,030        --         --        --
DWS DREMAN FINANCIAL SERVICES VIP (FORMERLY SVS DREMAN FINANCIAL SERVICES PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY
VIP EFF 9-15-2006) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --    20.120    18.346    14.602    12.500         --        --
          Value at End of Year        --        --        --        --    19.701    20.120    18.346    14.602         --        --
   Wealthmark ML3 No. of Units        --        --        --        --   127,484   126,618    55,303     6,278         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --    12,730    13,197     9,732        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --    20.097    18.334    14.600    12.500         --        --
          Value at End of Year        --        --        --        --    19.669    20.097    18.334    14.600         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    69,777    80,552    83,453     5,063         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --    57,332    49,030    27,421        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --    20.030    18.301    14.595    12.500         --        --
          Value at End of Year        --        --        --        --    19.574    20.030    18.301    14.595         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    78,245    83,371    50,453        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --    20.008    18.289    14.594    12.500         --        --
          Value at End of Year        --        --        --        --    19.542    20.008    18.289    14.594         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    13,346    12,188     7,210       496         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --    15.854    14.514    12.500        --         --        --
          Value at End of Year        --        --        --        --    15.462    15.854    14.514        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --     7,574    13,071    12,376        --         --        --
DWS DREMAN HIGH RETURN EQUITY VIP (FORMERLY SVS DREMAN HIGH RETURN EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP
TRUST EFF 5-03-2007) (NOW OPTIMIZED ALL CAP TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    22.268    21.055    18.839    14.566    12.500         --        --
          Value at End of Year        --        --        --    25.894    22.268    21.055    18.839    14.566         --        --
   Wealthmark ML3 No. of Units        --        --        -- 1,064,597   908,978   908,361   517,412    30,795         --        --
 NYWealthmark ML3 No. of Units        --        --        --    82,888    62,910    50,619    31,935        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    22.232    21.032    18.828    14.565    12.500         --        --
          Value at End of Year        --        --        --    25.839    22.232    21.032    18.828    14.565         --        --
   Wealthmark ML3 No. of Units        --        --        --   444,834   528,058   517,778   515,075    19,424         --        --
 NYWealthmark ML3 No. of Units        --        --        --   274,838   200,184   179,443    97,274        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    22.125    20.962    18.793    14.560    12.500         --        --
          Value at End of Year        --        --        --    25.676    22.125    20.962    18.793    14.560         --        --
   Wealthmark ML3 No. of Units        --        --        --   680,120   540,654   555,787   300,122       139         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    22.089    20.938    18.781    14.558    12.500         --        --
          Value at End of Year        --        --        --    25.622    22.089    20.938    18.781    14.558         --        --
   Wealthmark ML3 No. of Units        --        --        --   201,578   198,992   199,812   182,964     4,434         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    18.462    17.526    15.745    12.500        --         --        --
          Value at End of Year        --        --        --    21.383    18.462    17.526    15.745        --         --        --
   Wealthmark ML3 No. of Units        --        --        --   148,920   120,973   112,444    73,073        --         --        --
DWS DREMAN SMALL CAP VALUE VIP (FORMERLY SVS DREMAN SMALL CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    25.352    23.476    19.015    13.647    12.500         --        --
          Value at End of Year        --        --        --    31.071    25.352    23.476    19.015    13.647         --        --
   Wealthmark ML3 No. of Units        --        --        --   353,528   427,757   443,462   250,468    19,492         --        --
 NYWealthmark ML3 No. of Units        --        --        --    26,206    30,903    29,719    14,511        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    25.311    23.450    19.003    13.645    12.500         --        --
          Value at End of Year        --        --        --    31.006    25.311    23.450    19.003    13.645         --        --
   Wealthmark ML3 No. of Units        --        --        --   169,578   300,996   289,488   255,377    11,420         --        --
 NYWealthmark ML3 No. of Units        --        --        --    86,341   113,906   111,741    58,615        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    25.189    23.372    18.968    13.641    12.500         --        --
          Value at End of Year        --        --        --    30.810    25.189    23.372    18.968    13.641         --        --
   Wealthmark ML3 No. of Units        --        --        --   238,845   285,639   266,611   137,071        38         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    25.148    23.346    18.956    13.639    12.500         --        --
          Value at End of Year        --        --        --    30.745    25.148    23.346    18.956    13.639         --        --
   Wealthmark ML3 No. of Units        --        --        --    49,449    61,426    65,553    64,722     3,025         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    21.846    20.310    16.516    12.500        --         --        --
          Value at End of Year        --        --        --    26.667    21.846    20.310    16.516        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    61,803    66,655    61,601    35,776        --         --        --
DWS EQUITY 500 INDEX TRUST VIP (FORMERLY SCUDDER VIT EQUITY 500 INDEX PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2005)
Contracts with no Optional Benefits
        Value at Start of Year    14.032    22.776    22.086    19.490    12.500        --        --        --         --        --
          Value at End of Year    17.363    14.032    22.776    22.086    19.490        --        --        --         --        --
   Wealthmark ML3 No. of Units   161,446   192,690   227,829   346,979   448,901        --        --        --         --        --
 NYWealthmark ML3 No. of Units    15,068    15,658    16,380    28,006    63,809        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    13.989    22.717    22.040    19.458    12.500        --        --        --         --        --
          Value at End of Year    17.300    13.989    22.717    22.040    19.458        --        --        --         --        --
   Wealthmark ML3 No. of Units    88,053    98,001   101,776   181,305   211,698        --        --        --         --        --
 NYWealthmark ML3 No. of Units   120,047   124,739   138,269   202,741   232,276        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    13.858    22.539    21.900    19.364    12.500        --        --        --         --        --
          Value at End of Year    17.113    13.858    22.539    21.900    19.364        --        --        --         --        --
   Wealthmark ML3 No. of Units    63,770    98,996   111,755   217,280   198,500        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    13.815    22.480    21.854    19.333    12.500        --        --        --         --        --
          Value at End of Year    17.051    13.815    22.480    21.854    19.333        --        --        --         --        --
   Wealthmark ML3 No. of Units    84,761    85,473    83,462    88,380   106,118        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    11.657    18.996    18.495    16.386    12.500        --        --        --         --        --
          Value at End of Year    14.365    11.657    18.996    18.495    16.386        --        --        --         --        --
   Wealthmark ML3 No. of Units    34,931    46,272    53,083    66,282    76,440        --        --        --         --        --
DWS GLOBAL OPPORTUNITIES VIP (FORMERLY SCUDDER GLOBAL DISCOVERY PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    29.479    25.383    20.960    14.323    12.500         --        --
          Value at End of Year        --        --        --    35.342    29.479    25.383    20.960    14.323         --        --
   Wealthmark ML3 No. of Units        --        --        --   130,357   141,483   125,402    48,061     1,397         --        --
 NYWealthmark ML3 No. of Units        --        --        --     6,166     6,020     6,468     3,304        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    29.431    25.355    20.947    14.321    12.500         --        --
          Value at End of Year        --        --        --    35.268    29.431    25.355    20.947    14.321         --        --
   Wealthmark ML3 No. of Units        --        --        --    38,461    58,308    36,969    36,537     3,797         --        --
 NYWealthmark ML3 No. of Units        --        --        --     3,223    39,558    24,758    11,343        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    29.289    25.270    20.908    14.316    12.500         --        --
          Value at End of Year        --        --        --    35.045    29.289    25.270    20.908    14.316         --        --
   Wealthmark ML3 No. of Units        --        --        --    62,189    70,299    52,156    23,743        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    29.242    25.242    20.895    14.315    12.500         --        --
          Value at End of Year        --        --        --    34.971    29.242    25.242    20.895    14.315         --        --
   Wealthmark ML3 No. of Units        --        --        --    34,087    37,857    37,368    34,209        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    23.867    20.633    17.106    12.500        --         --        --
          Value at End of Year        --        --        --    28.500    23.867    20.633    17.106        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    20,135    22,214    20,638    15,023        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
DWS GLOBAL THEMATIC VIP (FORMERLY SCUDDER GLOBAL BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    23.409    19.427    17.275    13.618    12.500         --        --
          Value at End of Year        --        --        --    29.855    23.409    19.427    17.275    13.618         --        --
   Wealthmark ML3 No. of Units        --        --        --    82,513    93,386    82,174    52,696       690         --        --
 NYWealthmark ML3 No. of Units        --        --        --    12,756    20,000    20,663    12,509        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    23.371    19.405    17.264    13.616    12.500         --        --
          Value at End of Year        --        --        --    29.792    23.371    19.405    17.264    13.616         --        --
   Wealthmark ML3 No. of Units        --        --        --    40,299    49,463    39,657    39,728     1,208         --        --
 NYWealthmark ML3 No. of Units        --        --        --    24,460    49,087    21,540    15,610        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    23.258    19.340    17.233    13.612    12.500         --        --
          Value at End of Year        --        --        --    29.604    23.258    19.340    17.233    13.612         --        --
   Wealthmark ML3 No. of Units        --        --        --    52,772    53,259    42,511    21,767        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    23.221    19.319    17.222    13.610    12.500         --        --
          Value at End of Year        --        --        --    29.541    23.221    19.319    17.222    13.610         --        --
   Wealthmark ML3 No. of Units        --        --        --     6,338     6,928     8,144     7,338        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    21.325    17.768    15.863    12.500        --         --        --
          Value at End of Year        --        --        --    27.088    21.325    17.768    15.863        --         --        --
   Wealthmark ML3 No. of Units        --        --        --     8,458     8,466     6,033     4,222        --         --        --
DWS GOVERNMENT & AGENCY SECURITIES VIP (FORMERLY SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO)
(SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    12.913    12.840    12.630    12.609    12.500         --        --
          Value at End of Year        --        --        --    13.178    12.913    12.840    12.630    12.609         --        --
   Wealthmark ML3 No. of Units        --        --        --   389,787 1,194,306 1,236,916   613,208    54,665         --        --
 NYWealthmark ML3 No. of Units        --        --        --    19,928    38,215    34,689    21,177        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    12.892    12.826    12.622    12.608    12.500         --        --
          Value at End of Year        --        --        --    13.150    12.892    12.826    12.622    12.608         --        --
   Wealthmark ML3 No. of Units        --        --        --   182,516   285,666   313,687   426,963    46,033         --        --
 NYWealthmark ML3 No. of Units        --        --        --    77,756    96,255    99,313    77,214        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    12.830    12.783    12.599    12.604    12.500         --        --
          Value at End of Year        --        --        --    13.067    12.830    12.783    12.599    12.604         --        --
   Wealthmark ML3 No. of Units        --        --        --   146,221   191,099   223,548   161,818     8,466         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    12.809    12.768    12.591    12.602    12.500         --        --
          Value at End of Year        --        --        --    13.039    12.809    12.768    12.591    12.602         --        --
   Wealthmark ML3 No. of Units        --        --        --    51,898    65,757    70,453    81,841     6,170         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    12.620    12.598    12.442    12.500        --         --        --
          Value at End of Year        --        --        --    12.827    12.620    12.598    12.442        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    44,605    48,609    42,959    63,586        --         --        --
DWS GROWTH & INCOME VIP (FORMERLY SCUDDER GROWTH AND INCOME PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    19.106    18.370    17.012    13.667    12.500         --        --
          Value at End of Year        --        --        --    21.290    19.106    18.370    17.012    13.667         --        --
   Wealthmark ML3 No. of Units        --        --        --   254,047   288,561   215,234    89,983     4,539         --        --
 NYWealthmark ML3 No. of Units        --        --        --    20,617    22,319    33,157     9,182        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    19.075    18.349    17.002    13.665    12.500         --        --
          Value at End of Year        --        --        --    21.245    19.075    18.349    17.002    13.665         --        --
   Wealthmark ML3 No. of Units        --        --        --   123,205   157,919    81,146    73,891     6,457         --        --
 NYWealthmark ML3 No. of Units        --        --        --    90,119    91,715    73,935    27,906        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    18.983    18.288    16.970    13.661    12.500         --        --
          Value at End of Year        --        --        --    21.111    18.983    18.288    16.970    13.661         --        --
   Wealthmark ML3 No. of Units        --        --        --   164,942   171,714   119,873    38,618       145         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    18.952    18.267    16.960    13.659    12.500         --        --
          Value at End of Year        --        --        --    21.066    18.952    18.267    16.960    13.659         --        --
   Wealthmark ML3 No. of Units        --        --        --    56,234    64,740    12,479    12,381        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    16.346    15.779    14.671    12.500        --         --        --
          Value at End of Year        --        --        --    18.142    16.346    15.779    14.671        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    42,071    41,765    34,892    28,496        --         --        --
DWS GROWTH ALLOCATION VIP (FORMERLY SCUDDER GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE GROWTH TRUST EFF 12-12-07)
- CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    14.290    13.702    12.500        --        --         --        --
          Value at End of Year        --        --        --    15.837    14.290    13.702        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        -- 2,770,704 2,995,589   549,614        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --   248,357   211,262    41,752        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    14.280    13.700    12.500        --        --         --        --
          Value at End of Year        --        --        --    15.818    14.280    13.700        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    15,254    30,881    13,412        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --   607,275   634,841   196,782        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    14.251    13.692    12.500        --        --         --        --
          Value at End of Year        --        --        --    15.762    14.251    13.692        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        -- 2,386,881 2,878,052   851,901        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    14.241    13.690    12.500        --        --         --        --
          Value at End of Year        --        --        --    15.743    14.241    13.690        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --     5,468     7,367        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    14.212    13.682    12.500        --        --         --        --
          Value at End of Year        --        --        --    15.687    14.212    13.682        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    95,492    95,771    29,365        --        --         --        --
DWS HEALTH CARE VIP (FORMERLY SCUDDER HEALTH SCIENCES PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    19.479    18.325    17.067    13.025    12.500         --        --
          Value at End of Year        --        --        --    20.267    19.479    18.325    17.067    13.025         --        --
   Wealthmark ML3 No. of Units        --        --        --    95,647   119,727   132,572    72,017     5,869         --        --
 NYWealthmark ML3 No. of Units        --        --        --    14,895    17,983    17,733    11,693        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    19.448    18.305    17.056    13.023    12.500         --        --
          Value at End of Year        --        --        --    20.224    19.448    18.305    17.056    13.023         --        --
   Wealthmark ML3 No. of Units        --        --        --    41,673    77,854    84,919    78,571     4,413         --        --
 NYWealthmark ML3 No. of Units        --        --        --    69,791    80,140    70,620    45,296        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    19.354    18.243    17.025    13.019    12.500         --        --
          Value at End of Year        --        --        --    20.096    19.354    18.243    17.025    13.019         --        --
   Wealthmark ML3 No. of Units        --        --        --    83,088    90,519   104,436    51,011        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    19.322    18.223    17.014    13.017    12.500         --        --
          Value at End of Year        --        --        --    20.054    19.322    18.223    17.014    13.017         --        --
   Wealthmark ML3 No. of Units        --        --        --    12,321    20,471    22,627    13,878       559         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    16.815    15.882    14.851    12.500        --         --        --
          Value at End of Year        --        --        --    17.426    16.815    15.882    14.851        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    13,139    15,398    21,072    20,249        --         --        --
DWS HIGH INCOME VIP (FORMERLY SCUDDER HIGH INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    18.184    17.875    16.215    13.279    12.500         --        --
          Value at End of Year        --        --        --    19.696    18.184    17.875    16.215    13.279         --        --
   Wealthmark ML3 No. of Units        --        --        --   404,615   532,529   618,499   509,453    14,158         --        --
 NYWealthmark ML3 No. of Units        --        --        --    19,310     2,384    31,347    16,706        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    18.154    17.855    16.205    13.277    12.500         --        --
          Value at End of Year        --        --        --    19.654    18.154    17.855    16.205    13.277         --        --
   Wealthmark ML3 No. of Units        --        --        --   157,439   227,019   293,153   305,817    27,805         --        --
 NYWealthmark ML3 No. of Units        --        --        --    93,474   110,349   139,187    82,546        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    18.067    17.796    16.175    13.272    12.500         --        --
          Value at End of Year        --        --        --    19.530    18.067    17.796    16.175    13.272         --        --
   Wealthmark ML3 No. of Units        --        --        --   231,967   266,362   154,093   198,132        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    18.037    17.776    16.165    13.271    12.500         --        --
          Value at End of Year        --        --        --    19.489    18.037    17.776    16.165    13.271         --        --
   Wealthmark ML3 No. of Units        --        --        --    58,770    63,910    66,331    55,532       832         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    15.344    15.144    13.792    12.500        --         --        --
          Value at End of Year        --        --        --    16.554    15.344    15.144    13.792        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    62,848    64,500    84,668    62,990        --         --        --
DWS INCOME ALLOCATION VIP (FORMERLY SCUDDER CONSERVATIVE INCOME STRATEGY PORTFOLIO) (MERGED INTO DWS CONSERVATIVE ALLOCATION VIP
EFF 9-15-2006) - CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --    13.032    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    13.272    13.032        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --   106,688    28,399        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --    26,228        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --    13.029    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    13.262    13.029        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    18,029        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --    26,391        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --    13.022    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    13.235    13.022        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --   104,639     6,918        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --        --    12.500        --        --         --        --
          Value at End of Year        --        --        --        --        --    13.019        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --    13.012    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    13.199    13.012        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --     2,942        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
DWS INTERNATIONAL SELECT EQUITY VIP (FORMERLY SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL
EQUITY INDEX TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    22.410    19.985    17.242    13.544    12.500         --        --
          Value at End of Year        --        --        --    27.568    22.410    19.985    17.242    13.544         --        --
   Wealthmark ML3 No. of Units        --        --        --   268,086   308,800   311,334   140,781     5,208         --        --
 NYWealthmark ML3 No. of Units        --        --        --    21,432    42,169    23,410    10,380        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    22.374    19.962    17.232    13.542    12.500         --        --
          Value at End of Year        --        --        --    27.510    22.374    19.962    17.232    13.542         --        --
   Wealthmark ML3 No. of Units        --        --        --   101,153   150,540   145,660   133,915     1,326         --        --
 NYWealthmark ML3 No. of Units        --        --        --    83,782    79,326    75,544    27,246        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    22.266    19.896    17.200    13.538    12.500         --        --
          Value at End of Year        --        --        --    27.336    22.266    19.896    17.200    13.538         --        --
   Wealthmark ML3 No. of Units        --        --        --   144,125   172,552   170,627    49,615        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    22.230    19.873    17.189    13.536    12.500         --        --
          Value at End of Year        --        --        --    27.278    22.230    19.873    17.189    13.536         --        --
   Wealthmark ML3 No. of Units        --        --        --    87,097    97,955    99,809    73,354       689         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    20.719    18.550    16.069    12.500        --         --        --
          Value at End of Year        --        --        --    25.386    20.719    18.550    16.069        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    40,338    50,334    36,089    18,838        --         --        --
DWS INTERNATIONAL VIP (FORMERLY SCUDDER INTERNATIONAL PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL VALUE TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    21.767    19.123    16.725    13.334    12.500         --        --
          Value at End of Year        --        --        --    26.859    21.767    19.123    16.725    13.334         --        --
   Wealthmark ML3 No. of Units        --        --        --   277,435   311,749   323,239   100,782     7,802         --        --
 NYWealthmark ML3 No. of Units        --        --        --    34,819    32,982    32,228    15,133        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    21.732    19.102    16.715    13.333    12.500         --        --
          Value at End of Year        --        --        --    26.802    21.732    19.102    16.715    13.333         --        --
   Wealthmark ML3 No. of Units        --        --        --    69,894   101,903   101,286    93,700     9,752         --        --
 NYWealthmark ML3 No. of Units        --        --        --    74,458    80,482   104,641    47,796        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    21.627    19.038    16.684    13.328    12.500         --        --
          Value at End of Year        --        --        --    26.633    21.627    19.038    16.684    13.328         --        --
   Wealthmark ML3 No. of Units        --        --        --   273,486   291,380   269,088    94,320        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    21.592    19.016    16.674    13.326    12.500         --        --
          Value at End of Year        --        --        --    26.577    21.592    19.016    16.674    13.326         --        --
   Wealthmark ML3 No. of Units        --        --        --    19,801    23,003    26,146    24,853     1,097         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    20.278    17.886    15.707    12.500        --         --        --
          Value at End of Year        --        --        --    24.923    20.278    17.886    15.707        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    36,982    38,567    44,534    14,945        --         --        --
DWS JANUS GROWTH & INCOME VIP (FORMERLY SVS JANUS GROWTH & INCOME PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF
5-03-2007) (NOW OPTIMIZED ALL CAP TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    19.892    18.102    16.568    13.532    12.500         --        --
          Value at End of Year        --        --        --    21.130    19.892    18.102    16.568    13.532         --        --
   Wealthmark ML3 No. of Units        --        --        --   271,077   304,158   261,735   136,923     4,260         --        --
 NYWealthmark ML3 No. of Units        --        --        --    22,855    32,158    26,345    10,721        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    19.860    18.082    16.557    13.531    12.500         --        --
          Value at End of Year        --        --        --    21.085    19.860    18.082    16.557    13.531         --        --
   Wealthmark ML3 No. of Units        --        --        --    98,219   126,807   127,576   127,278     6,019         --        --
 NYWealthmark ML3 No. of Units        --        --        --    38,454    51,449    45,832    31,296        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    19.764    18.022    16.527    13.526    12.500         --        --
          Value at End of Year        --        --        --    20.952    19.764    18.022    16.527    13.526         --        --
   Wealthmark ML3 No. of Units        --        --        --   194,454   219,832   175,889    74,617        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    19.732    18.001    16.517    13.525    12.500         --        --
          Value at End of Year        --        --        --    20.908    19.732    18.001    16.517    13.525         --        --
   Wealthmark ML3 No. of Units        --        --        --    21,950    29,470    29,122    29,948     1,127         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    17.177    15.694    14.421    12.500        --         --        --
          Value at End of Year        --        --        --    18.173    17.177    15.694    14.421        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    19,874    23,123    24,256    18,510        --         --        --
DWS JANUS GROWTH OPPORTUNITIES VIP (FORMERLY SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO)
(MERGED INTO DWS CAPITAL GROWTH ALLOCATION VIP EFF 12-08-2006)(NOW LIFESTYLE GROWTH TRUST) - CLASS B SHARES (units first credited
9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --    18.981    17.198    13.850    12.500         --        --
          Value at End of Year        --        --        --        --    20.002    18.981    17.198    13.850         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    87,125    58,106    44,937     2,554         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --    40,674     4,273     2,064        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --    18.960    17.187    13.848    12.500         --        --
          Value at End of Year        --        --        --        --    19.970    18.960    17.187    13.848         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    35,559    32,694    36,748     1,485         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --    14,764    13,106    10,161        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --    18.897    16.527    13.526    12.500         --        --
          Value at End of Year        --        --        --        --    19.873    18.897    16.527    13.526         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    48,547    61,632    41,597        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --    18.876    17.145    13.842    12.500         --        --
          Value at End of Year        --        --        --        --    19.841    18.876    17.145    13.842         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    17,907    19,718    19,367     2,812         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --    15.999    14.554    12.500        --         --        --
          Value at End of Year        --        --        --        --    16.792    15.999    14.554        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    37,551    14,969    11,907        --         --        --
DWS LARGE CAP VALUE VIP (FORMERLY SCUDDER LARGE CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE VALUE TRUST EFF 5-03-2007)
(NOW OPTIMIZED VALUE TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    19.614    19.630    18.201    13.998    12.500         --        --
          Value at End of Year        --        --        --    22.180    19.614    19.630    18.201    13.998         --        --
   Wealthmark ML3 No. of Units        --        --        --   365,253   421,484   421,394   133,082    13,000         --        --
 NYWealthmark ML3 No. of Units        --        --        --    17,200    22,948    49,465    11,078        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    19.582    19.608    18.190    13.996    12.500         --        --
          Value at End of Year        --        --        --    22.133    19.582    19.608    18.190    13.996         --        --
   Wealthmark ML3 No. of Units        --        --        --    71,140   141,183   143,416   128,649     9,721         --        --
 NYWealthmark ML3 No. of Units        --        --        --    79,738    92,804    88,127    54,536        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    18.765    19.542    18.156    13.991    12.500         --        --
          Value at End of Year        --        --        --    21.178    18.765    19.542    18.156    13.991         --        --
   Wealthmark ML3 No. of Units        --        --        --   193,453   234,362   239,378   120,189        36         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    19.456    19.520    18.145    13.990    12.500         --        --
          Value at End of Year        --        --        --    21.947    19.456    19.520    18.145    13.990         --        --
   Wealthmark ML3 No. of Units        --        --        --    12,449    15,089    14,737    14,419     2,476         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    16.552    16.631    15.483    12.500        --         --        --
          Value at End of Year        --        --        --    18.643    16.552    16.631    15.483        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    19,849    26,932    35,382    12,016        --         --        --
DWS LEGG MASON AGGRESSIVE GROWTH VIP (FORMERLY SCUDDER SALOMON AGGRESSIVE GROWTH)
(MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --    19.696    19.155    14.397    12.500         --        --
          Value at End of Year        --        --        --        --    23.386    20.997    19.155    14.397         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    49,319    44,644    31,995     1,443         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --     3,302    28,017     1,737        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --    19.674    19.143    14.395    12.500         --        --
          Value at End of Year        --        --        --        --    23.349    20.974    19.143    14.395         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    23,160    25,322    22,378        69         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --    20,162    13,327     7,317        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --    19.608    19.108    14.390    12.500         --        --
          Value at End of Year        --        --        --        --    23.236    20.904    19.108    14.390         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    31,057    31,258    28,153        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --    19.586    19.096    14.389    12.500         --        --
          Value at End of Year        --        --        --        --    23.198    20.881    19.096    14.389         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    17,674    17,743    17,203       279         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --    15.354    15.459    12.500        --         --        --
          Value at End of Year        --        --        --        --    18.723    16.878    15.459        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    10,071    13,523     5,133        --         --        --
DWS MERCURY LARGE CAP CORE VIP (FORMERLY SCUDDER MERCURY LARGE CAP CORE PORTFOLIO) (MERGED INTO DWS GROWTH & INCOME VIP EFF
12-08-2006) - CLASS B SHARES (units first credited 11-15-2004)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --    12.961    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    14.378    12.961        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --     9,420       387        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --    12.960    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    14.370    12.960        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    26,716    17,695        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --     5,827       238        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --    12.957    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    14.346    12.957        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    17,975    15,190        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --    12.956    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    14.338    12.956        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --     1,999       646        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --    12.954    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    14.313    12.954        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --     1,813       600        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
DWS MFS STRATEGIC VALUE VIP (FORMERLY SVS MFS STRATEGIC VALUE PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP EFF
9-15-2006) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --    20.793    18.007    14.489    12.500         --        --
          Value at End of Year        --        --        --        --    19.415    20.793    18.007    14.489         --        --
   Wealthmark ML3 No. of Units        --        --        --        --   293,618   295,670    90,342     2,581         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --    39,679    50,229    17,343        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --    20.770    17.996    14.487    12.500         --        --
          Value at End of Year        --        --        --        --    19.383    20.770    17.996    14.487         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    60,509    69,576    69,327     4,525         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --    85,963    92,730    43,294        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --    20.700    17.963    14.482    12.500         --        --
          Value at End of Year        --        --        --        --    19.290    20.700    17.963    14.482         --        --
   Wealthmark ML3 No. of Units        --        --        --        --   211,714   204,668    50,734        99         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --    20.677    17.952    14.480    12.500         --        --
          Value at End of Year        --        --        --        --    19.258    20.677    17.952    14.480         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    26,709    23,379    23,402       498         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --    17.176    14.934    12.500        --         --        --
          Value at End of Year        --        --        --        --    15.973    17.176    14.934        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    37,364    37,108    22,316        --         --        --
DWS MID CAP GROWTH VIP (FORMERLY SCUDDER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF 5-03-2007)
(NOW MID CAP INDEX TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    22.214    19.696    19.327    14.726    12.500         --        --
          Value at End of Year        --        --        --    24.155    22.214    19.696    19.327    14.726         --        --
   Wealthmark ML3 No. of Units        --        --        --    21,045    21,928    25,730    17,135     1,341         --        --
 NYWealthmark ML3 No. of Units        --        --        --     3,787     4,458     5,241     3,279        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    22.178    19.674    19.315    14.724    12.500         --        --
          Value at End of Year        --        --        --    24.104    22.178    19.674    19.315    14.724         --        --
   Wealthmark ML3 No. of Units        --        --        --     8,016     9,929     8,397     7,996       470         --        --
 NYWealthmark ML3 No. of Units        --        --        --    47,127    37,318    42,559    28,846        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    22.070    19.608    19.280    14.719    12.500         --        --
          Value at End of Year        --        --        --    23.952    22.070    19.608    19.280    14.719         --        --
   Wealthmark ML3 No. of Units        --        --        --    38,467    37,410    54,904    23,794        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    22.035    19.586    19.268    14.717    12.500         --        --
          Value at End of Year        --        --        --    23.901    22.035    19.586    19.268    14.717         --        --
   Wealthmark ML3 No. of Units        --        --        --     1,091     2,821     2,640     2,489        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    17.248    15.354    15.127    12.500        --         --        --
          Value at End of Year        --        --        --    18.681    17.248    15.354    15.127        --         --        --
   Wealthmark ML3 No. of Units        --        --        --     5,164     9,539     7,051     5,582        --         --        --
DWS MODERATE ALLOCATION VIP (FORMERLY SCUDDER GROWTH & INCOME STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE BALANCED TRUST
EFF 12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    13.916    13.466    12.500        --        --         --        --
          Value at End of Year        --        --        --    15.186    13.916    13.466        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        -- 2,652,491 2,911,360   576,951        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --   323,798   320,545   198,969        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    13.907    13.464    12.500        --        --         --        --
          Value at End of Year        --        --        --    15.168    13.907    13.464        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    34,565    34,656        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --   278,551   288,834   102,256        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    13.878    13.456    12.500        --        --         --        --
          Value at End of Year        --        --        --    15.114    13.878    13.456        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        -- 1,937,782 2,125,079   455,015        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    13.840    13.446    12.500        --        --         --        --
          Value at End of Year        --        --        --    15.043    13.840    13.446        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    81,139    78,561     2,363        --        --         --        --
DWS MONEY MARKET VIP (FORMERLY SCUDDER MONEY MARKET PORTFOLIO) (SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    12.287    12.195    12.334    12.486    12.500         --        --
          Value at End of Year        --        --        --    12.600    12.287    12.195    12.334    12.486         --        --
   Wealthmark ML3 No. of Units        --        --        -- 1,043,873 1,049,894 1,132,609 2,332,293    43,685         --        --
 NYWealthmark ML3 No. of Units        --        --        --    24,249    29,771    64,828   109,602        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    12.268    12.182    12.326    12.485    12.500         --        --
          Value at End of Year        --        --        --    12.574    12.268    12.182    12.326    12.485         --        --
   Wealthmark ML3 No. of Units        --        --        --   138,051   406,191   216,090   243,809    49,847         --        --
 NYWealthmark ML3 No. of Units        --        --        --    81,387    89,416    86,313   118,764        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    12.208    12.141    12.303    12.481    12.500         --        --
          Value at End of Year        --        --        --    12.494    12.208    12.141    12.303    12.481         --        --
   Wealthmark ML3 No. of Units        --        --        --   486,182   591,828   139,381   170,743     4,801         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    12.189    12.127    12.296    12.479    12.500         --        --
          Value at End of Year        --        --        --    12.468    12.189    12.127    12.296    12.479         --        --
   Wealthmark ML3 No. of Units        --        --        --     2,773     9,488    20,764    53,528    16,147         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    12.207    12.164    12.352    12.500        --         --        --
          Value at End of Year        --        --        --    12.468    12.207    12.164    12.352        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    46,933    47,320    81,221    35,150        --         --        --
DWS OAK STRATEGIC EQUITY VIP (FORMERLY SVS OAK STRATEGIC EQUITY PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-2006)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --    22.314    22.489    15.331    12.500         --        --
          Value at End of Year        --        --        --        --    20.963    22.314    22.489    15.331         --        --
   Wealthmark ML3 No. of Units        --        --        --        --   143,559   158,792    65,627     3,032         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --    15,667    16,222     5,014        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --    22.289    22.475    15.329    12.500         --        --
          Value at End of Year        --        --        --        --    20.929    22.289    22.475    15.329         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    45,333    54,582    51,727     6,840         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --    29,398    30,747    22,739        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --    22.215    22.434    15.324    12.500         --        --
          Value at End of Year        --        --        --        --    20.828    22.215    22.434    15.324         --        --
   Wealthmark ML3 No. of Units        --        --        --        --   113,489   111,979    47,151        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --    22.190    22.420    15.322    12.500         --        --
          Value at End of Year        --        --        --        --    20.794    22.190    22.420    15.322         --        --
   Wealthmark ML3 No. of Units        --        --        --        --     6,134     5,448     4,374       234         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --    15.531    15.715    12.500        --         --        --
          Value at End of Year        --        --        --        --    14.532    15.531    15.715        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    48,302    49,426    22,921        --         --        --
DWS RREEF REAL ESTATE SECURITIES VIP (FORMERLY SCUDDER REAL ESTATE SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT REAL ESTATE
SECURITIES TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    19.788    19.626    15.263    12.500        --         --        --
          Value at End of Year        --        --        --    28.987    19.788    19.626    15.263        --         --        --
   Wealthmark ML3 No. of Units        --        --        --   174,333   222,361   238,838    76,829        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --    23,724    27,436    27,887    15,637        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    19.762    19.609    15.258    12.500        --         --        --
          Value at End of Year        --        --        --    28.934    19.762    19.609    15.258        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    35,536    35,072    36,798    18,615        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --    84,213   105,394   106,198    66,435        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    19.684    19.561    15.243    12.500        --         --        --
          Value at End of Year        --        --        --    28.776    19.684    19.561    15.243        --         --        --
   Wealthmark ML3 No. of Units        --        --        --   121,811   173,275   198,076    85,492        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    19.657    19.544    15.238    12.500        --         --        --
          Value at End of Year        --        --        --    28.724    19.657    19.544    15.238        --         --        --
   Wealthmark ML3 No. of Units        --        --        --     1,059     3,019     5,724     3,435        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    19.579    19.496    15.223    12.500        --         --        --
          Value at End of Year        --        --        --    28.567    19.579    19.496    15.223        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    15,287    23,558    26,259    14,008        --         --        --
DWS SMALL CAP GROWTH VIP (FORMERLY SCUDDER SMALL CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    21.189    20.182    18.562    14.241    12.500         --        --
          Value at End of Year        --        --        --    21.844    21.189    20.182    18.562    14.241         --        --
   Wealthmark ML3 No. of Units        --        --        --   191,008   208,844   181,262   105,727     9,273         --        --
 NYWealthmark ML3 No. of Units        --        --        --    24,824    27,804    16,148     6,913        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    21.155    20.159    18.551    14.239    12.500         --        --
          Value at End of Year        --        --        --    21.798    21.155    20.159    18.551    14.239         --        --
   Wealthmark ML3 No. of Units        --        --        --    81,110   132,545    98,547    90,719     3,409         --        --
 NYWealthmark ML3 No. of Units        --        --        --    71,584    85,447    79,981    52,981        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    21.053    20.092    18.516    14.234    12.500         --        --
          Value at End of Year        --        --        --    21.661    21.053    20.092    18.516    14.234         --        --
   Wealthmark ML3 No. of Units        --        --        --   188,165   214,176   171,348    94,423        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    21.019    20.070    18.505    14.232    12.500         --        --
          Value at End of Year        --        --        --    21.615    21.019    20.070    18.505    14.232         --        --
   Wealthmark ML3 No. of Units        --        --        --    46,028    58,145    42,029    35,094       324         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    16.936    16.196    14.956    12.500        --         --        --
          Value at End of Year        --        --        --    17.391    16.936    16.196    14.956        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    59,088    63,336    40,185    23,460        --         --        --
DWS STRATEGIC INCOME VIP (FORMERLY SCUDDER STRATEGIC INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    13.559    13.524    12.699    12.500        --         --        --
          Value at End of Year        --        --        --    14.505    13.559    13.524    12.699        --         --        --
   Wealthmark ML3 No. of Units        --        --        --   187,999   230,886   221,347    84,933        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --    14,887    15,293    14,274     8,296        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    13.541    13.513    12.695    12.500        --         --        --
          Value at End of Year        --        --        --    14.478    13.541    13.513    12.695        --         --        --
   Wealthmark ML3 No. of Units        --        --        --     8,807    62,126    50,428    52,122        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --   100,278    90,030    68,271    45,712        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    13.487    13.479    12.683    12.500        --         --        --
          Value at End of Year        --        --        --    14.399    13.487    13.479    12.683        --         --        --
   Wealthmark ML3 No. of Units        --        --        --   186,857   203,771   223,348   125,317        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    13.469    13.468    12.678    12.500        --         --        --
          Value at End of Year        --        --        --    14.373    13.469    13.468    12.678        --         --        --
   Wealthmark ML3 No. of Units        --        --        --       325       326       268        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    13.416    13.434    12.666    12.500        --         --        --
          Value at End of Year        --        --        --    14.294    13.416    13.434    12.666        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    40,559    44,932    32,323    18,105        --         --        --
DWS TECHNOLOGY VIP (FORMERLY SCUDDER TECHNOLOGY GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    22.912    22.555    22.598    15.715    12.500         --        --
          Value at End of Year        --        --        --    22.636    22.912    22.555    22.598    15.715         --        --
   Wealthmark ML3 No. of Units        --        --        --    65,311    89,212    91,554    58,970     6,079         --        --
 NYWealthmark ML3 No. of Units        --        --        --    12,234    14,838    15,882    11,460        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    22.875    22.530    22.584    15.714    12.500         --        --
          Value at End of Year        --        --        --    22.588    22.875    22.530    22.584    15.714         --        --
   Wealthmark ML3 No. of Units        --        --        --    24,212    42,175    48,245    45,733     3,145         --        --
 NYWealthmark ML3 No. of Units        --        --        --    39,020    42,274    36,402    20,389        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    22.764    22.455    22.542    15.708    12.500         --        --
          Value at End of Year        --        --        --    22.445    22.764    22.455    22.542    15.708         --        --
   Wealthmark ML3 No. of Units        --        --        --    57,241    61,511    69,335    49,389        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    22.728    22.429    22.528    15.371    12.500         --        --
          Value at End of Year        --        --        --    22.398    22.728    22.429    22.528    15.371         --        --
   Wealthmark ML3 No. of Units        --        --        --     7,177    19,213    18,732    16,838        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    16.149    15.961    16.055    12.500        --         --        --
          Value at End of Year        --        --        --    15.890    16.149    15.961    16.055        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    22,298    24,594    23,030    21,323        --         --        --
DWS TEMPLETON FOREIGN VALUE VIP (FORMERLY SCUDDER TEMPLETON FOREIGN VALUE PORTFOLIO) (MERGED INTO DWS INTERNATIONAL SELECT EQUITY
VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 11-15-2004)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --    13.173    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    14.025    13.173        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    19,311        76        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --     4,464     4,097        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --    13.172    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    14.017    13.172        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --     9,082        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --     4,030        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --    13.169    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    13.994    13.169        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --    13,033     1,176        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --        --    12.500        --        --         --        --
          Value at End of Year        --        --        --        --        --    13.169        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --    13.166    12.500        --        --         --        --
          Value at End of Year        --        --        --        --    13.962    13.166        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --       183        --        --        --         --        --
DWS TURNER MID CAP GROWTH VIP (FORMERLY SVS TURNER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST
EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --    24.237    22.148    20.353    13.973    12.500         --        --
          Value at End of Year        --        --        --    25.323    24.237    22.148    20.353    13.973         --        --
   Wealthmark ML3 No. of Units        --        --        --   140,351   151,119   143,500    93,534     5,464         --        --
 NYWealthmark ML3 No. of Units        --        --        --    24,146    36,903     8,608     2,379        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --    24.198    22.123    20.341    13.972    12.500         --        --
          Value at End of Year        --        --        --    25.269    24.198    22.123    20.341    13.972         --        --
   Wealthmark ML3 No. of Units        --        --        --    51,359    97,575   102,242    94,514     4,426         --        --
 NYWealthmark ML3 No. of Units        --        --        --    51,741    53,787    55,856    30,330        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --    24.081    22.049    20.303    13.967    12.500         --        --
          Value at End of Year        --        --        --    25.109    24.081    22.049    20.303    13.967         --        --
   Wealthmark ML3 No. of Units        --        --        --    83,014   103,695   103,741    52,488        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --    24.042    22.025    20.291    13.965    12.500         --        --
          Value at End of Year        --        --        --    25.056    24.042    22.025    20.291    13.965         --        --
   Wealthmark ML3 No. of Units        --        --        --     9,274    11,734    11,657    11,154       471         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --    19.368    17.769    16.395    12.500        --         --        --
          Value at End of Year        --        --        --    20.154    19.368    17.769    16.395        --         --        --
   Wealthmark ML3 No. of Units        --        --        --    36,069    39,126    18,521    17,516        --         --        --
EQUITY-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    11.302    17.998    19.059        --        --        --        --        --         --        --
          Value at End of Year    13.956    11.302    17.998        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,460     9,862     3,638        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --     4,933        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    10.958    17.461    18.495        --        --        --        --        --         --        --
          Value at End of Year    13.526    10.958    17.461        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    18,273    16,603     6,299        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     1,706     3,634     2,266        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    10.850    17.314    18.358        --        --        --        --        --         --        --
          Value at End of Year    13.371    10.850    17.314        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,025     4,443     1,819        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    18.312        --        --        --        --        --         --        --
          Value at End of Year        --        --    17.265        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.569    20.097    21.337        --        --        --        --        --         --        --
          Value at End of Year    15.459    12.569    20.097        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     7,068       300        80        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
FINANCIAL SERVICES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year     9.524    17.527    19.420        --        --        --        --        --         --        --
          Value at End of Year    13.207     9.524    17.527        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,339     1,962        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       392       431        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     9.389    17.287    19.160        --        --        --        --        --         --        --
          Value at End of Year    13.013     9.389    17.287        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     8,594     7,041     4,097        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       690       695        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     9.295    17.141    19.018        --        --        --        --        --         --        --
          Value at End of Year    12.864     9.295    17.141        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,108        79        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    18.970        --        --        --        --        --         --        --
          Value at End of Year        --        --    17.093        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    22.065        --        --        --        --        --         --        --
          Value at End of Year        --        --    19.862        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    10.603    16.727    17.573        --        --        --        --        --         --        --
          Value at End of Year    13.676    10.603    16.727        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    79,296    80,965   122,618        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    10.594    16.721    17.573        --        --        --        --        --         --        --
          Value at End of Year    13.657    10.594    16.721        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    41,064    82,284   118,837        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    15,278    20,532    32,142        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     7.564    11.957    12.579        --        --        --        --        --         --        --
          Value at End of Year    13.603     7.564    11.957        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    25,966    24,656    45,349        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    10.559    16.699    17.573        --        --        --        --        --         --        --
          Value at End of Year    13.585    10.559    16.699        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     4,947     6,166        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     7.539    11.941    12.579        --        --        --        --        --         --        --
          Value at End of Year     9.685     7.539    11.941        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,989     1,989     4,504        --        --        --        --        --         --        --
FUNDAMENTAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    10.859    18.237    18.708        --        --        --        --        --         --        --
          Value at End of Year    14.055    10.859    18.237        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   275,228   318,705   410,378        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    47,275    48,771    50,479        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    10.742    18.049    18.521        --        --        --        --        --         --        --
          Value at End of Year    13.897    10.742    18.049        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   101,654   109,058   155,664        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   136,953   148,486   170,139        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    10.635    17.897    18.383        --        --        --        --        --         --        --
          Value at End of Year    13.738    10.635    17.897        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   155,447   184,927   234,602        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    10.600    17.847    18.337        --        --        --        --        --         --        --
          Value at End of Year    13.686    10.600    17.847        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    21,884    24,722    34,609        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.077    20.363    20.944        --        --        --        --        --         --        --
          Value at End of Year    15.569    12.077    20.363        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    20,480    28,022    38,703        --        --        --        --        --         --        --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-2009)
- CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year        --    15.790    15.976        --        --        --        --        --         --        --
          Value at End of Year        --    10.189    15.790        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --       352        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --    16.679    16.881        --        --        --        --        --         --        --
          Value at End of Year        --    10.757    16.679        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     1,947        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --    16,604    28,683        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --    16.539    16.756        --        --        --        --        --         --        --
          Value at End of Year        --    10.651    16.539        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     5,508        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --    16.492    16.714        --        --        --        --        --         --        --
          Value at End of Year        --    10.615    16.492        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --    19.346    19.626        --        --        --        --        --         --        --
          Value at End of Year        --    12.434    19.346        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --     1,116        --        --        --        --        --         --        --
GLOBAL BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    17.546    18.711    17.393        --        --        --        --        --         --        --
          Value at End of Year    19.872    17.546    18.711        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    15,820    14,312     2,919        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       777     1,008        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    16.731    17.850    16.599        --        --        --        --        --         --        --
          Value at End of Year    18.939    16.731    17.850        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,875     2,005       354        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     2,063     2,050        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    16.565    17.700    16.475        --        --        --        --        --         --        --
          Value at End of Year    18.724    16.565    17.700        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    19,497     9,704     8,666        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    16.510    17.650    16.434        --        --        --        --        --         --        --
          Value at End of Year    18.652    16.510    17.650        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,597     1,167        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    13.622    14.585    13.594        --        --        --        --        --         --        --
          Value at End of Year    15.367    13.622    14.585        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    15,348    10,325     7,420        --        --        --        --        --         --        --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    10.876    18.321    19.276        --        --        --        --        --         --        --
          Value at End of Year    14.026    10.876    18.321        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   125,907   148,053   226,290        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    23,867    26,889    28,088        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    10.995    18.529    19.502        --        --        --        --        --         --        --
          Value at End of Year    14.171    10.995    18.529        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    58,584    66,157    83,859        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    43,480    49,419    63,007        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    10.886    18.373    19.357        --        --        --        --        --         --        --
          Value at End of Year    14.010    10.886    18.373        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    99,268   125,144   158,067        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    10.849    18.322    19.309        --        --        --        --        --         --        --
          Value at End of Year    13.956    10.849    18.322        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    64,654     4,907    72,722        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.609    21.324    22.496        --        --        --        --        --         --        --
          Value at End of Year    16.195    12.609    21.324        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    14,202    17,512    20,737        --        --        --        --        --         --        --
HEALTH SCIENCES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    13.487    19.606    18.502        --        --        --        --        --         --        --
          Value at End of Year    17.453    13.487    19.606        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,555     8,991     1,177        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    14.972    21.774    20.555        --        --        --        --        --         --        --
          Value at End of Year    19.364    14.972    21.774        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       754     1,279     3,012        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     6,944     7,516     4,818        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    14.823    21.591    20.402        --        --        --        --        --         --        --
          Value at End of Year    19.143    14.823    21.591        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,660     3,514     2,770        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    20.351        --        --        --        --        --         --        --
          Value at End of Year        --        --    21.530        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.500        --    21.472        --        --        --        --        --         --        --
          Value at End of Year    20.040        --    22.694        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       393        --        --        --        --        --        --        --         --        --
HIGH INCOME TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
        Value at Start of Year    12.500        --    11.986        --        --        --        --        --         --        --
          Value at End of Year    11.448        --    11.517        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    19,222        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     6.385    11.513    11.983        --        --        --        --        --         --        --
          Value at End of Year    11.433     6.385    11.513        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     5,331        --        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     5,918       478        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     6.369    11.501    11.973        --        --        --        --        --         --        --
          Value at End of Year    11.387     6.369    11.501        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    18,129     9,091        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    11.970        --        --        --        --        --         --        --
          Value at End of Year        --        --    11.498        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    11.960        --        --        --        --        --         --        --
          Value at End of Year        --        --    11.486        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
HIGH YIELD TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    11.533    16.679    17.301        --        --        --        --        --         --        --
          Value at End of Year    17.511    11.533    16.679        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,312     7,220        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       747       351       360        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    11.834    17.123    17.767        --        --        --        --        --         --        --
          Value at End of Year    17.959    11.834    17.123        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,105        85        85        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     2,896     1,131       120        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.717    16.979    17.635        --        --        --        --        --         --        --
          Value at End of Year    17.755    11.717    16.979        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    17,220    11,365     6,192        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    17.591        --        --        --        --        --         --        --
          Value at End of Year        --        --    16.931        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.500        --    16.857        --        --        --        --        --         --        --
          Value at End of Year    16.881        --    16.208        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,765        --        --        --        --        --        --        --         --        --
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-1-2009) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year        --    15.008    15.702        --        --        --        --        --         --        --
          Value at End of Year        --    10.299    15.008        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --       871        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --    15.505    16.227        --        --        --        --        --         --        --
          Value at End of Year        --    10.635    15.505        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --       862     1,419        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --    16.106        --        --        --        --        --         --        --
          Value at End of Year        --        --    15.374        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --    15.331    16.066        --        --        --        --        --         --        --
          Value at End of Year        --    10.494    15.331        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --     1,563        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    17.188        --        --        --        --        --         --        --
          Value at End of Year        --        --    16.385        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
INTERNATIONAL CORE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year        --    22.088    21.930        --        --        --        --        --         --        --
          Value at End of Year        --    13.301    22.088        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --       249        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.878    21.396    21.250        --        --        --        --        --         --        --
          Value at End of Year    15.006    12.878    21.396        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     8,187     8,027     4,670        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --     1,909     2,106        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.750    21.216    21.092        --        --        --        --        --         --        --
          Value at End of Year    14.835    12.750    21.216        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,954     2,673     2,184        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    21.039        --        --        --        --        --         --        --
          Value at End of Year        --        --    21.156        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    27.609        --        --        --        --        --         --        --
          Value at End of Year        --        --    27.734        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year     7.198    13.159    12.500        --        --        --        --        --         --        --
          Value at End of Year     9.827     7.198    13.159        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   334,173   404,300   487,665        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    45,796    47,287    49,574        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     7.192    13.154    12.500        --        --        --        --        --         --        --
          Value at End of Year     9.814     7.192    13.154        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   139,212   168,670   196,503        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   130,231   150,074   191,904        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     7.174    13.141    12.500        --        --        --        --        --         --        --
          Value at End of Year     9.775     7.174    13.141        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   230,865   265,582   325,024        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year     7.168    13.137    12.500        --        --        --        --        --         --        --
          Value at End of Year     9.762     7.168    13.137        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   188,343   207,509   199,212        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     7.150    13.124    12.500        --        --        --        --        --         --        --
          Value at End of Year     9.723     7.150    13.124        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    57,222    76,119    83,786        --        --        --        --        --         --        --
INTERNATIONAL OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    10.688    22.026    19.587        --        --        --        --        --         --        --
          Value at End of Year    14.432    10.688    22.026        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    11,750    16,734    28,178        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     1,069     1,137        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    10.669    21.997    19.568        --        --        --        --        --         --        --
          Value at End of Year    14.398    10.669    21.997        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,931    13,806    15,671        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     5,802     6,931     2,011        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    10.610    21.909    19.509        --        --        --        --        --         --        --
          Value at End of Year    14.297    10.610    21.909        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     5,053     1,106     3,857        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    19.489        --        --        --        --        --         --        --
          Value at End of Year        --        --    21.880        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    10.533    21.793    19.431        --        --        --        --        --         --        --
          Value at End of Year    14.164    10.533    21.793        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,808     4,021       280        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-2009) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year        --    27.071    28.151        --        --        --        --        --         --        --
          Value at End of Year        --    12.485    27.071        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     4,214     2,330        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --    26.111    27.162        --        --        --        --        --         --        --
          Value at End of Year        --    12.036    26.111        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     8,047     8,153        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --     5,670     5,856        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --    25.891    26.960        --        --        --        --        --         --        --
          Value at End of Year        --    11.917    25.891        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     1,991     2,674        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    26.893        --        --        --        --        --         --        --
          Value at End of Year        --        --    25.818        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --    30.826    32.142        --        --        --        --        --         --        --
          Value at End of Year        --    14.160    30.826        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     2,333     1,592        --        --        --        --        --         --        --
INTERNATIONAL SMALL COMPANY TRUST - CLASS B SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    12.261        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,933        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    12.260        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    12,809        --        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     7,475        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    12.257        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,903        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.500        --        --        --        --        --        --        --         --        --
          Value at End of Year    12.254        --        --        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     4,161        --        --        --        --        --        --        --         --        --
INTERNATIONAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    14.622    25.995    25.794        --        --        --        --        --         --        --
          Value at End of Year    19.501    14.622    25.995        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   143,377   166,380   201,242        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    13,273    17,175    15,916        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    13.806    24.557    24.375        --        --        --        --        --         --        --
          Value at End of Year    18.404    13.806    24.557        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    44,501    54,253    73,275        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    57,900    63,714    68,665        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    13.669    24.350    24.194        --        --        --        --        --         --        --
          Value at End of Year    18.194    13.669    24.350        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   142,529   163,713   201,652        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    13.624    24.282    24.133        --        --        --        --        --         --        --
          Value at End of Year    18.125    13.624    24.282        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,468    15,748    16,669        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    16.883    30.136    29.982        --        --        --        --        --         --        --
          Value at End of Year    22.427    16.883    30.136        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    19,317    21,267    20,972        --        --        --        --        --         --        --
INVESTMENT QUALITY BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    14.947    15.478    15.065        --        --        --        --        --         --        --
          Value at End of Year    16.496    14.947    15.478        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   322,681     6,980        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    22,056        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    14.811    15.345    14.941        --        --        --        --        --         --        --
          Value at End of Year    16.338    14.811    15.345        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   145,972       878        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    84,622     1,297        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    14.665    12.216    14.830        --        --        --        --        --         --        --
          Value at End of Year    16.152    14.665    12.216        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   209,247     6,015        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    12.500        --    14.793        --        --        --        --        --         --        --
          Value at End of Year    16.091        --    15.173        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   117,279        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    13.172    13.695    13.365        --        --        --        --        --         --        --
          Value at End of Year    14.479    13.172    13.695        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    48,423     2,148        --        --        --        --        --        --         --        --
LIFESTYLE AGGRESSIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
        Value at Start of Year     7.902    13.889    13.026    12.500        --        --        --        --         --        --
          Value at End of Year    10.530     7.902    13.889    13.026        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    24,720    29,389   100,629    37,203        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --    34,877        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     7.892    13.877    13.021    12.500        --        --        --        --         --        --
          Value at End of Year    10.510     7.892    13.877    13.021        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    77,471    78,231    76,731    57,120        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       358       361       363       353        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     7.860    13.842    13.008    12.500        --        --        --        --         --        --
          Value at End of Year    10.452     7.860    13.842    13.008        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     9,988     4,955    15,733    24,207        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    13.004    12.500        --        --        --        --         --        --
          Value at End of Year        --        --    13.831    13.004        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     7.818    13.796    12.988    12.500        --        --        --        --         --        --
          Value at End of Year    10.376     7.818    13.796    12.991        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,200        --     3,744        --        --        --        --        --         --        --
LIFESTYLE BALANCED TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
        Value at Start of Year     9.327    13.833    13.235    12.500        --        --        --        --         --        --
          Value at End of Year    11.970     9.327    13.833    13.235        --        --        --        --         --        --
   Wealthmark ML3 No. of Units 2,559,545 2,634,083 3,051,785   330,073        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   127,814   225,032   331,179       617        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     9.314    13.821    13.231    12.500        --        --        --        --         --        --
          Value at End of Year    11.949     9.314    13.821    13.231        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    45,082    40,563    65,597    43,158        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   266,374   272,690   373,071     5,984        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     9.277    13.787    13.217    12.500        --        --        --        --         --        --
          Value at End of Year    11.883     9.277    13.787    13.217        --        --        --        --         --        --
   Wealthmark ML3 No. of Units 1,710,039 1,798,697 2,056,402    53,484        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year     9.265    13.775    13.210    12.500        --        --        --        --         --        --
          Value at End of Year    11.861     9.265    13.775    13.213        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    36,035    37,708    26,234        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     9.228    13.741    13.200    12.500        --        --        --        --         --        --
          Value at End of Year    11.796     9.228    13.741    13.200        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   152,663   186,330   138,983     1,626        --        --        --        --         --        --
LIFESTYLE CONSERVATIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
        Value at Start of Year    11.275    13.594    13.142    12.500        --        --        --        --         --        --
          Value at End of Year    13.469    11.275    13.594    13.142        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   158,523   143,599    45,378       717        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     3,843     2,840        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    11.260    13.583    13.137    12.500        --        --        --        --         --        --
          Value at End of Year    13.444    11.260    13.583    13.137        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    37,324    16,854        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    19,004    11,952    34,593    16,590        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.215    13.549    13.124    12.500        --        --        --        --         --        --
          Value at End of Year    13.370    11.215    13.549    13.124        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   122,736    94,047    16,929       787        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    11.200    13.537    13.156    12.500        --        --        --        --         --        --
          Value at End of Year    13.345    11.200    13.537    13.120        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       326       328    19,063        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    11.155    13.504    13.107    12.500        --        --        --        --         --        --
          Value at End of Year    13.272    11.155    13.504    13.107        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,027     4,559        --        --        --        --        --        --         --        --
LIFESTYLE GROWTH TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
        Value at Start of Year     8.611    13.824    13.104    12.500        --        --        --        --         --        --
          Value at End of Year    11.261     8.611    13.824    13.104        --        --        --        --         --        --
   Wealthmark ML3 No. of Units 2,377,599 2,599,796 3,467,844   635,590        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   235,639   261,656   353,962    44,649        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     8.600    13.812    13.100    12.500        --        --        --        --         --        --
          Value at End of Year    11.240     8.600    13.812    13.100        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    51,756    53,086    71,415    68,295        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   351,404   403,402   485,834    21,847        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     8.565    13.778    13.087    12.500        --        --        --        --         --        --
          Value at End of Year    11.178     8.565    13.778    13.087        --        --        --        --         --        --
   Wealthmark ML3 No. of Units 2,366,101 2,615,368 3,311,998   873,420        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year     8.554    13.766    13.082    12.500        --        --        --        --         --        --
          Value at End of Year    11.158     8.554    13.766    13.082        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     5,932     8,996    11,981     6,039        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     8.519    13.732    13.069    12.500        --        --        --        --         --        --
          Value at End of Year    11.097     8.519    13.732    13.069        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   121,807    88,605   198,336    21,982        --        --        --        --         --        --
LIFESTYLE MODERATE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
        Value at Start of Year    10.129    13.614    13.172    12.500        --        --        --        --         --        --
          Value at End of Year    12.640    10.129    13.614    13.172        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   667,293   818,406   734,151   109,691        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    41,788    61,405    63,564        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    10.116    13.603    13.168    12.500        --        --        --        --         --        --
          Value at End of Year    12.617    10.116    13.603    13.168        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    57,466    83,909    86,972   261,910        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    64,201    76,805   130,546        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    10.075    13.569    13.155    12.500        --        --        --        --         --        --
          Value at End of Year    12.547    10.075    13.569    13.155        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   397,709   422,433   528,290    28,255        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    10.062    13.558    13.150    12.500        --        --        --        --         --        --
          Value at End of Year    12.524    10.062    13.558    13.150        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    41,114    24,495    17,967        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    10.021    13.524    13.137    12.500        --        --        --        --         --        --
          Value at End of Year    12.455    10.021    13.524    13.137        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    31,023    21,347    41,019        --        --        --        --        --         --        --
MID CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    12.251    19.623    20.458        --        --        --        --        --         --        --
          Value at End of Year    16.435    12.251    19.623        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   240,642   278,746   227,222        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    25,932    30,084    18,237        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    11.684    18.724    19.528        --        --        --        --        --         --        --
          Value at End of Year    15.667    11.684    18.724        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   103,085   115,760   109,854        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    90,851   101,061    71,331        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.569    18.567    19.383        --        --        --        --        --         --        --
          Value at End of Year    15.488    11.569    18.567        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   185,259   195,834   155,929        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    11.530    18.514    19.335        --        --        --        --        --         --        --
          Value at End of Year    15.429    11.530    18.514        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    22,945    24,791    14,925        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    13.824    22.230    23.238        --        --        --        --        --         --        --
          Value at End of Year    18.470    13.824    22.230        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    27,730    28,417    20,503        --        --        --        --        --         --        --
MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-2009) - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
        Value at Start of Year        --        --    11.419        --        --        --        --        --         --        --
          Value at End of Year        --        --    11.492        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --    11.489    11.416        --        --        --        --        --         --        --
          Value at End of Year        --     6.531    11.489        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     9,448        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --       324        --        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --    11.477    11.407        --        --        --        --        --         --        --
          Value at End of Year        --     6.515    11.477        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     9,048        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    11.404        --        --        --        --        --         --        --
          Value at End of Year        --        --    11.473        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --    11.462    11.394        --        --        --        --        --         --        --
          Value at End of Year        --     6.493    11.462        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     8,940        --        --        --        --        --        --         --        --
MID CAP STOCK TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    13.151    23.821    21.436        --        --        --        --        --         --        --
          Value at End of Year    16.952    13.151    23.821        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     4,756     7,331     4,222        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --     3,778        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    13.802    25.013    22.516        --        --        --        --        --         --        --
          Value at End of Year    17.782    13.802    25.013        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    11,300    11,126    12,799        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    15,395    17,284    14,178        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    13.665    24.802    22.349        --        --        --        --        --         --        --
          Value at End of Year    17.580    13.665    24.802        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,059    21,040     5,281        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --    24.733    22.293        --        --        --        --        --         --        --
          Value at End of Year        --    13.620    24.733        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --       205       207        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    24.732        --        --        --        --        --         --        --
          Value at End of Year        --        --    27.411        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
MONEY MARKET TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    12.803    12.747    12.500        --        --        --        --        --         --        --
          Value at End of Year    12.653    12.803    12.747        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   289,226   459,783   988,109        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    24,523    80,301    41,229        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.792    12.742    12.500        --        --        --        --        --         --        --
          Value at End of Year    12.636    12.792    12.742        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   153,105   233,498   225,079        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   126,277   187,569   141,219        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.760    12.730    12.500        --        --        --        --        --         --        --
          Value at End of Year    12.586    12.760    12.730        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   226,742   335,366   289,149        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    12.749    12.725    12.500        --        --        --        --        --         --        --
          Value at End of Year    12.569    12.749    12.725        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    41,157    57,663    41,192        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.718    12.713    12.500        --        --        --        --        --         --        --
          Value at End of Year    12.519    12.718    12.713        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    40,177    56,298    38,834        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
NATURAL RESOURCES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    24.614    51.827    43.049        --        --        --        --        --         --        --
          Value at End of Year    38.470    24.614    51.827        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,203     4,486     1,606        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       921     1,215       255        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    24.544    51.707    42.963        --        --        --        --        --         --        --
          Value at End of Year    38.342    24.544    51.707        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     7,528     5,508     4,685        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       198       330     1,527        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    24.336    51.347    42.706        --        --        --        --        --         --        --
          Value at End of Year    37.961    24.336    51.347        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,148     2,699       654        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --    51.227    42.621        --        --        --        --        --         --        --
          Value at End of Year        --    24.268    51.227        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    24.062    50.871    42.366        --        --        --        --        --         --        --
          Value at End of Year    37.458    24.062    50.871        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       965       258       154        --        --        --        --        --         --        --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    11.765    21.292    22.188        --        --        --        --        --         --        --
          Value at End of Year    14.815    11.765    21.292        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   646,587   736,169   916,109        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    84,335    86,588    95,670        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    11.853    21.242    22.144        --        --        --        --        --         --        --
          Value at End of Year    14.918    11.853    21.242        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   224,691   277,893   359,969        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   175,683   192,730   221,540        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.752    21.094    22.011        --        --        --        --        --         --        --
          Value at End of Year    14.770    11.752    21.094        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   396,564   464,314   590,456        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    11.719    21.045    21.967        --        --        --        --        --         --        --
          Value at End of Year    14.721    11.719    21.045        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   214,355   217,733   228,087        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    11.620    20.899    21.836        --        --        --        --        --         --        --
          Value at End of Year    14.574    11.620    20.899        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    93,613   112,720   112,112        --        --        --        --        --         --        --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year     9.919    17.198    19.281        --        --        --        --        --         --        --
          Value at End of Year    12.147     9.919    17.198        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   217,962   244,934   288,877        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    13,292    19,313    15,250        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     9.895    17.166    19.252        --        --        --        --        --         --        --
          Value at End of Year    12.113     9.895    17.166        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    44,915    46,562    65,492        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    49,890    52,454    73,100        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     9.826    17.072    19.166        --        --        --        --        --         --        --
          Value at End of Year    12.010     9.826    17.072        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    99,307   112,618   143,974        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year     9.804    17.041    19.137        --        --        --        --        --         --        --
          Value at End of Year    11.976     9.804    17.041        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,665    10,913    13,471        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year     9.735    16.947    19.051        --        --        --        --        --         --        --
          Value at End of Year    11.875     9.735    16.947        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     9,400    10,734    10,515        --        --        --        --        --         --        --
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    14.412    24.456    23.728        --        --        --        --        --         --        --
          Value at End of Year    18.705    14.412    24.456        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,088       743        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    13.323    22.619    21.954        --        --        --        --        --         --        --
          Value at End of Year    17.282    13.323    22.619        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     5,236     5,435     2,987        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --       304        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    13.191    22.429    21.790        --        --        --        --        --         --        --
          Value at End of Year    17.085    13.191    22.429        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,389     1,983        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    21.736        --        --        --        --        --         --        --
          Value at End of Year        --        --    22.366        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.500        --    28.931        --        --        --        --        --         --        --
          Value at End of Year    22.564        --    29.739        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       410        --        --        --        --        --        --        --         --        --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year        --    16.766    18.514        --        --        --        --        --         --        --
          Value at End of Year        --    14.733    16.766        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --   166,404        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --    13,835        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --    17.002    18.781        --        --        --        --        --         --        --
          Value at End of Year        --    14.687    17.002        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --    62,324        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --    78,300        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --    16.859    18.641        --        --        --        --        --         --        --
          Value at End of Year        --    14.550    16.859        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --    98,659        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --    16.812    18.595        --        --        --        --        --         --        --
          Value at End of Year        --    14.505    16.812        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --    13,470        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --    19.608    21.710        --        --        --        --        --         --        --
          Value at End of Year        --    11.303    19.608        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --    17,772        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
REAL ESTATE SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    14.248    27.756    34.479        --        --        --        --        --         --        --
          Value at End of Year    18.224    14.248    27.756        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    59,005    71,011    88,076        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    13,721    15,778    16,321        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    14.207    25.766    32.017        --        --        --        --        --         --        --
          Value at End of Year    19.566    14.207    25.766        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    17,162    26,413    25,420        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    32,068    37,192    53,935        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    15.153    25.549    31.780        --        --        --        --        --         --        --
          Value at End of Year    19.343    15.153    25.549        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    47,924    58,592    67,607        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    15.102    25.477    31.701        --        --        --        --        --         --        --
          Value at End of Year    19.269    15.102    25.477        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       857       868       868        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    14.605    24.675    30.733        --        --        --        --        --         --        --
          Value at End of Year    18.606    14.605    24.675        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     7,516    10,741    10,524        --        --        --        --        --         --        --
SCIENCE & TECHNOLOGY TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year     7.184    13.168    11.813        --        --        --        --        --         --        --
          Value at End of Year    11.598     7.184    13.168        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     5,698     9,177     5,699        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year     9.031    16.564    14.864        --        --        --        --        --         --        --
          Value at End of Year    14.574     9.031    16.564        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,558     2,526     3,587        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       154       989     1,728        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year     8.942    16.425    14.753        --        --        --        --        --         --        --
          Value at End of Year    14.408     8.942    16.425        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,497       173     3,036        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    14.717        --        --        --        --        --         --        --
          Value at End of Year        --        --    16.378        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --    17.282        --        --        --        --        --         --        --
          Value at End of Year        --        --    19.214        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
SCUDDER 21ST CENTURY GROWTH PORTFOLIO (MERGED INTO SCUDDER SMALL CAP GROWTH PORTFOLIO EFF 5-1-2005) (NOW DWS SMALL CAP GROWTH VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --        --    17.519    13.660    12.500         --        --
          Value at End of Year        --        --        --        --        --    19.057    17.519    13.660         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    52,390    44,591     1,978         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --        --    13,878     7,709        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --        --    17.509    13.658    12.500         --        --
          Value at End of Year        --        --        --        --        --    19.036    17.509    13.658         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    35,126    39,875       989         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --        --    16,075    12,038        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --        --    17.476    13.653    12.500         --        --
          Value at End of Year        --        --        --        --        --    18.972    17.476    13.653         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    43,020    16,675        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --        --    17.465    13.652    12.500         --        --
          Value at End of Year        --        --        --        --        --    18.951    17.465    13.652         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    18,292    18,151        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --        --    14.926    12.500        --         --        --
          Value at End of Year        --        --        --        --        --    16.171    14.926        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    16,891     6,360        --         --        --
SCUDDER GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005) (NOW DWS CAPITAL GROWTH VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --        --    16.697    13.668    12.500         --        --
          Value at End of Year        --        --        --        --        --    17.207    16.697    13.668         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --   156,378    65,710       929         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --        --    17,388     6,778        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --        --    16.687    13.666    12.500         --        --
          Value at End of Year        --        --        --        --        --    17.188    16.687    13.666         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    51,876    48,141     5,290         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --        --    28,823    10,729        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --        --    16.656    13.661    12.500         --        --
          Value at End of Year        --        --        --        --        --    17.130    16.656    13.661         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --   127,798    37,314       103         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --        --    16.646    13.660    12.500         --        --
          Value at End of Year        --        --        --        --        --    17.111    16.646    13.660         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --     9,105     8,947     2,626         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --        --    14.286    12.500        --         --        --
          Value at End of Year        --        --        --        --        --    14.664    14.286        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    23,265    13,377        --         --        --
SMALL CAP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    11.660    19.691    18.745        --        --        --        --        --         --        --
          Value at End of Year    15.417    11.660    19.691        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,788     4,109     1,641        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    11.638    19.665    18.726        --        --        --        --        --         --        --
          Value at End of Year    15.381    11.638    19.665        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,375    11,828     8,215        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       317       525        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.574    19.586    18.670        --        --        --        --        --         --        --
          Value at End of Year    15.274    11.574    19.586        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    13,143    19,845     9,423        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --    19.560    18.651        --        --        --        --        --         --        --
          Value at End of Year        --    11.553    19.560        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --       254       256        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    11.490    19.482    18.595        --        --        --        --        --         --        --
          Value at End of Year    15.132    11.490    19.482        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,929     3,592       306        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
SMALL CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    11.893    18.274    19.940        --        --        --        --        --         --        --
          Value at End of Year    14.780    11.893    18.274        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   395,119   440,994   557,734        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    48,493    53,045    56,958        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    11.466    17.628    19.241        --        --        --        --        --         --        --
          Value at End of Year    14.242    11.466    17.628        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   178,361   200,901   279,364        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   108,271   119,896   149,911        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.352    17.479    19.098        --        --        --        --        --         --        --
          Value at End of Year    14.080    11.352    17.479        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   271,055   295,439   416,911        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    11.315    17.430    19.050        --        --        --        --        --         --        --
          Value at End of Year    14.026    11.315    17.430        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   110,051   117,655   130,319        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    13.885    21.421    23.436        --        --        --        --        --         --        --
          Value at End of Year    17.186    13.885    21.421        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    50,289    62,187    83,491        --        --        --        --        --         --        --
SMALL CAP OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    12.612    22.205    25.531        --        --        --        --        --         --        --
          Value at End of Year    16.573    12.612    22.205        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       438        87        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.576    22.153    25.480        --        --        --        --        --         --        --
          Value at End of Year    16.518    12.576    22.153        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,014     3,798     3,816        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --     6,835        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.500        --    25.328        --        --        --        --        --         --        --
          Value at End of Year    16.354        --    21.999        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,042        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    25.278        --        --        --        --        --         --        --
          Value at End of Year        --        --    21.948        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.329    21.795    25.127        --        --        --        --        --         --        --
          Value at End of Year    16.137    12.329    21.795        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,793     3,122     2,474        --        --        --        --        --         --        --
SMALL CAP VALUE TRUST - CLASS B SHARES (units first credited 11-09-2007)
Contracts with no Optional Benefits
        Value at Start of Year    11.516    15.878    16.225        --        --        --        --        --         --        --
          Value at End of Year    14.543    11.516    15.878        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     7,774     8,134     4,929        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --        --       364        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    11.495    15.857    16.205        --        --        --        --        --         --        --
          Value at End of Year    14.509    11.495    15.857        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    10,841    13,599    10,696        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       861     2,255       243        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.431    15.794    16.143        --        --        --        --        --         --        --
          Value at End of Year    14.408    11.431    15.794        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,754     4,901     4,423        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    11.411    15.773    16.123        --        --        --        --        --         --        --
          Value at End of Year    14.374    11.411    15.773        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       216       217       219        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    11.348    15.710    16.062        --        --        --        --        --         --        --
          Value at End of Year    14.274    11.348    15.710        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,155     3,919        --        --        --        --        --        --         --        --
SMALL COMPANY VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    15.350    21.443    23.647        --        --        --        --        --         --        --
          Value at End of Year    19.248    15.350    21.443        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     6,434     7,603       690        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       265       269        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    13.582    18.982    20.941        --        --        --        --        --         --        --
          Value at End of Year    17.022    13.582    18.982        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     7,102     5,034       775        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    13.447    18.822    20.785        --        --        --        --        --         --        --
          Value at End of Year    16.828    13.447    18.822        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,456     2,610     2,268        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    20.733        --        --        --        --        --         --        --
          Value at End of Year        --        --    18.769        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    15.200    21.319    23.573        --        --        --        --        --         --        --
          Value at End of Year    18.983    15.200    21.319        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       825     1,585     1,580        --        --        --        --        --         --        --
STRATEGIC BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    13.145    15.965    16.445        --        --        --        --        --         --        --
          Value at End of Year    15.920    13.145    15.965        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     9,487       822     1,002        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     1,629     1,529     2,268        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    12.914    15.693    16.170        --        --        --        --        --         --        --
          Value at End of Year    15.632    12.914    15.693        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,251       631        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units     2,048     2,057     2,656        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    12.786    15.561    16.049        --        --        --        --        --         --        --
          Value at End of Year    15.454    12.786    15.561        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     4,271     1,358     1,002        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    16.010        --        --        --        --        --         --        --
          Value at End of Year        --        --    15.517        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.500        --    14.304        --        --        --        --        --         --        --
          Value at End of Year    13.700        --    13.850        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       548        --        --        --        --        --        --        --         --        --
SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005)
(NOW DWS CAPITAL GROWTH VIP) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --        --    16.970    13.677    12.500         --        --
          Value at End of Year        --        --        --        --        --    16.944    16.970    13.677         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --   383,345   135,219     5,712         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --        --    31,359    17,251        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --    16.925    16.960    13.676    12.500         --        --
          Value at End of Year        --        --        --        --    17.041    16.925    16.960    13.676         --        --
   Wealthmark ML3 No. of Units        --        --        --        --       132   106,477   132,995     4,673         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --        --    85,466    42,354        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --        --    16.928    13.671    12.500         --        --
          Value at End of Year        --        --        --        --        --    16.869    16.928    13.671         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --   196,009    54,565       103         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --        --    16.918    13.669    12.500         --        --
          Value at End of Year        --        --        --        --        --    16.850    16.918    13.669         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    24,943    23,403       647         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --        --    14.473    12.500        --         --        --
          Value at End of Year        --        --        --        --        --    14.393    14.473        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    20,111     3,483        --         --        --
SVS FOCUS VALUE + GROWTH PORTFOLIO (MERGED INTO SCUDDER GROWTH AND INCOME PORTFOLIO EFF 4-29-2005) (NOW DWS GROWTH & INCOME VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --        --    18.400    14.141    12.500         --        --
          Value at End of Year        --        --        --        --        --    20.073    18.400    14.141         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    75,044    51,572       428         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --        --     3,208     1,006        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --        --    18.389    14.139    12.500         --        --
          Value at End of Year        --        --        --        --        --    20.051    18.389    14.139         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    77,906    63,920    16,571         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --        --    16,858     9,475        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --        --    18.355    14.134    12.500         --        --
          Value at End of Year        --        --        --        --        --    19.984    18.355    14.134         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    37,292    24,018        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --        --    18.343    14.133    12.500         --        --
          Value at End of Year        --        --        --        --        --    19.961    18.343    14.133         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    45,933    49,080        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --        --    15.191    12.500        --         --        --
          Value at End of Year        --        --        --        --        --    16.506    15.191        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --     6,680     3,121        --         --        --
SVS INDEX 500 PORTFOLIO (MERGED INTO SCUDDER VIT EQUITY 500 INDEX PORTFOLIO EFF 9-16-05) (NOW DWS EQUITY 500 INDEX VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year        --        --        --        --        --    17.572    14.003    12.500         --        --
          Value at End of Year        --        --        --        --        --    19.010    17.572    14.003         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --   546,690   301,217    10,847         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --        --    59,762    13,146        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --        --        --        --        --    17.562    14.002    12.500         --        --
          Value at End of Year        --        --        --        --        --    18.988    17.562    14.002         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --   394,375   357,393    19,678         --        --
 NYWealthmark ML3 No. of Units        --        --        --        --        --   232,529    84,961        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --        --        --        --        --    17.529    13.997    12.500         --        --
          Value at End of Year        --        --        --        --        --    18.925    17.529    13.997         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --   490,425   223,188        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --        --        --        --    17.518    13.995    12.500         --        --
          Value at End of Year        --        --        --        --        --    18.904    17.518    13.995         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --   103,968    76,886    18,383         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --        --        --        --        --    14.893    12.500        --         --        --
          Value at End of Year        --        --        --        --        --    16.046    14.893        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --    72,308    55,554        --         --        --
TOTAL BOND MARKET TRUST A (FORMERLY BOND INDEX TRUST A) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    13.436    12.946    12.500        --        --        --        --        --         --        --
          Value at End of Year    13.773    13.436    12.946        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     9,517     7,155    13,054        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units       816       821       827        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    13.425    12.942    12.500        --        --        --        --        --         --        --
          Value at End of Year    13.755    13.425    12.942        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     4,998     6,079        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    17,053    18,201        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    13.392    12.929    12.500        --        --        --        --        --         --        --
          Value at End of Year    13.700    13.392    12.929        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    18,746    19,278     6,491        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    12.500        --        --        --        --        --         --        --
          Value at End of Year        --        --    12.924        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    13.347    12.912    12.500        --        --        --        --        --         --        --
          Value at End of Year    13.627    13.347    12.912        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units       403       190       191        --        --        --        --        --         --        --
TOTAL RETURN TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    15.596    15.454    14.618        --        --        --        --        --         --        --
          Value at End of Year    17.390    15.596    15.454        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    65,841    39,093    14,550        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --     1,821        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    15.512    15.378    14.552        --        --        --        --        --         --        --
          Value at End of Year    17.288    15.512    15.378        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    29,286    11,734     1,003        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    43,163    43,111    29,185        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    15.358    15.249    14.444        --        --        --        --        --         --        --
          Value at End of Year    17.091    15.358    15.249        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    46,476    19,173    11,231        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    15.307    15.206    14.408        --        --        --        --        --         --        --
          Value at End of Year    17.026    15.307    15.206        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     9,393     2,131        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    13.897    13.826    13.113        --        --        --        --        --         --        --
          Value at End of Year    15.434    13.897    13.826        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    11,788     5,978     7,562        --        --        --        --        --         --        --
TOTAL STOCK MARKET INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    10.315    16.723    17.172        --        --        --        --        --         --        --
          Value at End of Year    13.040    10.315    16.723        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   272,378   309,929   431,945        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    61,954    74,214    72,106        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    10.706    17.366    17.838        --        --        --        --        --         --        --
          Value at End of Year    13.528    10.706    17.366        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    82,347    92,593   110,275        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units   160,680   173,278   207,939        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    10.600    17.219    17.705        --        --        --        --        --         --        --
          Value at End of Year    13.374    10.600    17.219        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units   224,529   220,445   298,531        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year    10.565    17.171    17.661        --        --        --        --        --         --        --
          Value at End of Year    13.323    10.565    17.171        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    45,015    51,328    63,201        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.208    19.872    20.459        --        --        --        --        --         --        --
          Value at End of Year    15.372    12.208    19.872        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    38,806    43,691    50,265        --        --        --        --        --         --        --
U.S. GOVERNMENT SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    13.376    13.826    13.783        --        --        --        --        --         --        --
          Value at End of Year    14.239    13.376    13.826        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    66,547    59,960     4,306        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    13.210    13.661    13.623        --        --        --        --        --         --        --
          Value at End of Year    14.055    13.210    13.661        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     9,674     2,365        --        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units    17,504     7,351     1,781        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    13.079    13.546    13.522        --        --        --        --        --         --        --
          Value at End of Year    13.895    13.079    13.546        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units    17,655    33,375     7,042        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --    13.508    13.488        --        --        --        --        --         --        --
          Value at End of Year        --    13.036    13.508        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    12.285    12.749    12.743        --        --        --        --        --         --        --
          Value at End of Year    13.025    12.285    12.749        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     8,315     4,974        --        --        --        --        --        --         --        --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-1-2009) - CLASS B
SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year        --    15.014    16.138        --        --        --        --        --         --        --
          Value at End of Year        --     9.008    15.014        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --       142        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year        --    15.745    16.929        --        --        --        --        --         --        --
          Value at End of Year        --     9.442    15.745        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --     5,705     3,464        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year        --    15.612    16.803        --        --        --        --        --         --        --
          Value at End of Year        --     9.348    15.612        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --     6,813     1,169        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --        --    16.762        --        --        --        --        --         --        --
          Value at End of Year        --        --    15.568        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --        --        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year        --    17.867    19.256        --        --        --        --        --         --        --
          Value at End of Year        --    10.677    17.867        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --       640        --        --        --        --        --        --         --        --

Wealthmark ML3

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               --------- --------- --------- --------- --------- --------- --------- ---------  --------- ---------
VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year    12.021    20.700    21.184        --        --        --        --        --         --        --
          Value at End of Year    16.647    12.021    20.700        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,140     2,512     1,829        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
        Value at Start of Year    11.833    20.386    20.870        --        --        --        --        --         --        --
          Value at End of Year    16.379    11.833    20.386        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     2,663     1,603     2,761        --        --        --        --        --         --        --
 NYWealthmark ML3 No. of Units        --       372        --        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
        Value at Start of Year    11.715    20.214    20.714        --        --        --        --        --         --        --
          Value at End of Year    16.192    11.715    20.214        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     3,645    14,951     2,144        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
        Value at Start of Year        --    20.158    20.663        --        --        --        --        --         --        --
          Value at End of Year        --    11.676    20.158        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units        --       638       631        --        --        --        --        --         --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
        Value at Start of Year    14.683    25.386    26.048        --        --        --        --        --         --        --
          Value at End of Year    20.253    14.683    25.386        --        --        --        --        --         --        --
   Wealthmark ML3 No. of Units     1,329        --       202        --        --        --        --        --         --        --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                           (LOGO)                              dated May 3, 2010



                       Statement of Additional Information

         John Hancock Life Insurance Company (U.S.A.) Separate Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:


                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)
                    AnnuityNote Series of Variable Annuities
                            Venture Variable Annuity
                           Venture 4 Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                         Venture Vision Variable Annuity
                        Venture Strategy Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity


You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:


             JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center  Mailing Address
164 Corporate Drive                    Post Office Box 9505
Portsmouth, NH 03801-6815              Portsmouth, NH 03802-9505
(800) 344-1029                         www.jhannuities.com

                                Table of Contents

GENERAL INFORMATION AND HISTORY...............................     1
ACCUMULATION UNIT VALUE TABLES................................     1
SERVICES......................................................     1
    Independent Registered Public Accounting Firm.............     1
    Servicing Agent...........................................     1
    Principal Underwriter.....................................     1
    Special Compensation and Reimbursement
    Arrangements..............................................     2
STATE VARIATIONS REGARDING RECOGNITION
 OF SAME-SEX COUPLES..........................................     5
QUALIFIED PLAN TYPES..........................................     6
LEGAL AND REGULATORY MATTERS..................................    10
APPENDIX A:  AUDITED FINANCIAL STATEMENTS.....................   A-1

                         General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.



Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm


The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2009 and for each of the two years in the period ended December 31, 2009, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

      - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

      -     semimonthly commission statements;

      -     monthly summaries of agent production and daily transaction reports;


      -     semiannual statements for Contract Owners; and



      -     annual Contract Owner tax reports.


We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH

Distributors in 2009, 2008, and 2007 were $421,625,749, $597,650,909, and
$642,866,360, respectively.


Special Compensation and Reimbursement Arrangements


The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including Riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.


The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.


We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.


We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA,") (or their affiliated broker-dealers) that we are aware (as of December 31, 2009) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:


NAME OF FIRM


                                   DISTRIBUTOR

                            1st Global Capital Corp.
                            AIG - SagePoint, Inc.
                            AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                     American Portfolios Financial Services
                        AmTrust Investment Services, Inc.
                    Banc of America Investment Services, Inc.

                                   DISTRIBUTOR

                       BancWest Investment Services, Inc.
                           Cadaret, Grant & Co., Inc.
                          Cambridge Investment Research
                          CapitalOne Investments, Inc.
                            CapWest Securities, Inc.
                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                           CCO Investment Services Co.
                               Comerica Securities
                         Commonwealth Financial Network
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                            Essex National Securities
                             First Allied Securities
                          Fifth Third Securities, Inc.
                               Founders Financial
                         Geneos Wealth Management, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                    ING - Financial Network Investment Corp.
                             ING Financial Partners
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                                InterSecurities
                               Investacorp, Inc.
                         Investment Professionals, Inc.
                             Investors Capital, Inc.
                        J.J.B. Hilliard, W.L. Lyons, LLC
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investments Services, LLC
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                               LPL Financial Corp.
                             LPL - Uvest Financial
                          M Holdings Securities, Inc.
                   Merrill Lynch, Pierce, Fenner & Smith, Inc.
                              MICG Investments, LLC
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial
                                 NFP Securities
                    NPH - Investment Center of America, Inc.
                       NPH - Invest Financial Corporation
                         NPH - National Planning Corp.
                          NPH - SII Investments, Inc.
                    PAC - United Planners Financial Services
                            People's Securities, Inc.
                                ProEquities, Inc.
                               Prospera Financial
                           Questar Capital Corporation

                                   DISTRIBUTOR

                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Rauscher, Inc.
                            Securities America, Inc.
                           Sigma Financial Corporation
                        Stifel, Nicolaus & Company, Inc.
                              TFS Securities, Inc.
                        The Huntington Investment Company
                           The Investment Center, Inc.
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, LLC
                         Walnut Street Securities, Inc.
                    Wells Fargo Financial Advisors, LLC (ISG)
                    Wells Fargo Financial Advisors, LLC (PCG)
                       Wells Fargo Financial Network, LLC
                          Wells Fargo Investments, LLC
                        Woodbury Financial Services, Inc.


Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

           State Variations Regarding Recognition of Same-Sex Couples


The federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:



           STATE                         TYPE OF JURISDICTION                               RELATED RULE
-----------------------------     ----------------------------------     --------------------------------------------------
     California                          Domestic Partnership
      Colorado                     Designated Beneficiary Agreements     May recognize spouses of civil unions from other
                                                                         jurisdictions
     Connecticut                             Civil Union,
                                           Same-Sex Marriage
District of Columbia                     Domestic Partnership,
                                           Same-Sex Marriage
       Hawaii                     Reciprocal Beneficiary Relationship
        Iowa                               Same-Sex Marriage
        Maine                            Domestic Partnerships
      Maryland                           Domestic Partnership            Also recognizes spouses of same-sex marriages who
                                                                         were married in another jurisdiction
    Massachusetts                          Same-Sex Marriage
       Nevada                            Domestic Partnership
    New Hampshire                          Same-Sex Marriage
     New Jersey                              Civil Union,                Also recognizes spouses of civil unions who were
                                         Domestic Partnership            married in another jurisdiction
      New York                                    --                     Recognizes spouses of civil unions and same-sex
                                                                         marriages who were married in another jurisdiction
       Oregon                            Domestic Partnership
    Rhode Island                         Domestic Partnership            Recognizes spouses of civil unions and same-sex

           STATE                         TYPE OF JURISDICTION                               RELATED RULE
-----------------------------     ----------------------------------     --------------------------------------------------
                                                                         marriages who were married in another jurisdiction
       Vermont                             Same-Sex Marriage
     Washington                          Domestic Partnership
      Wisconsin                          Domestic Partnerships



The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state's regulations regarding civil unions and same-sex marriages.


                              Qualified Plan Types

TRADITIONAL IRAs

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.


The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.


Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

      -     made after the Owner attains age 59 1/2;

      -     made after the Owner's death;

      -     attributable to the Owner being disabled; or

      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.


If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


Conversion or Direct Rollover to a Roth IRA


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAs)


Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(b) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.


Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      -     earnings on those contributions; and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)


LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.


COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

            - termination of employment in all Texas public institutions of higher education;

            -     retirement;

            -     death; or

            -     the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.


Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      -     the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Years Ended December 31, 2009, 2008, and 2007

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................    F-2
Audited Consolidated Financial Statements
   Consolidated Balance Sheets-
   As of December 31, 2009 and 2008......................................    F-3
   Consolidated Statements of Operations-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-5
   Consolidated Statements of Changes in Shareholder's Equity and
   Comprehensive Income (Loss)-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-6
   Consolidated Statements of Cash Flows-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-9
   Notes to Consolidated Financial Statements............................   F-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) ("the Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in shareholders' equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach, and in 2007 the Company changed their method of accounting for income tax related cash flows generated by investments in leveraged leases.

                                    /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 7, 2010

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                           CONSOLIDATED BALANCE SHEETS

                                                                             DECEMBER 31,
                                                                         -------------------
                                                                           2009       2008
                                                                         --------   --------
                                                                            (IN MILLIONS)
ASSETS
   Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$55,386; 2008--$53,112) .................   $ 55,581   $ 49,547
      Held-for-trading--at fair value
      (cost: 2009--$1,231; 2008--$1,228) .............................      1,208      1,057
   Equity securities:
      Available-for-sale--at fair value
      (cost: 2009--$489; 2008--$726) .................................        558        616
   Mortgage loans on real estate .....................................     12,623     12,472
   Investment real estate, agriculture, and timber ...................      3,084      2,983
   Policy loans ......................................................      4,949      4,918
   Short-term investments ............................................      3,973      3,670
   Other invested assets .............................................      3,417      3,295
                                                                         --------   --------
      Total Investments ..............................................     85,393     78,558
   Cash and cash equivalents .........................................      4,915      4,850
   Accrued investment income .........................................        896        913
   Goodwill ..........................................................      3,053      3,053
   Value of business acquired ........................................      2,171      2,564
   Deferred policy acquisition costs and deferred sales inducements ..      9,565      9,846
   Amounts due from and held for affiliates ..........................      3,828      3,035
   Intangible assets .................................................      1,294      1,308
   Reinsurance recoverable ...........................................     10,171      9,418
   Derivative asset ..................................................      2,142      6,129
   Other assets ......................................................      1,680      1,560
   Separate account assets ...........................................    122,466     92,058
                                                                         --------   --------
      TOTAL ASSETS ...................................................   $247,574   $213,292
                                                                         ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       DECEMBER 31,
                                                                                   -------------------
                                                                                     2009       2008
                                                                                   --------   --------
                                                                                      (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES
   Future policy benefits ......................................................   $ 78,478   $ 76,249
   Policyholders' funds ........................................................      9,125     10,785
   Unearned revenue ............................................................      2,615      2,458
   Unpaid claims and claim expense reserves ....................................      1,303        890
   Policyholder dividends payable ..............................................        619        637
   Amounts due to affiliates ...................................................      3,714      2,554
   Short-term debt .............................................................          6          4
   Long-term debt ..............................................................        484        483
   Consumer notes ..............................................................      1,205      1,600
   Current income tax payable ..................................................        232        282
   Deferred income tax liability ...............................................      1,755        682
   Coinsurance funds withheld ..................................................      4,359      4,263
   Derivative liability ........................................................      2,629      3,112
   Other liabilities ...........................................................      3,008      3,956
   Separate account liabilities ................................................    122,466     92,058
                                                                                   --------   --------
      Total Liabilities ........................................................    231,998    200,013
COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS (NOTE 11)
SHAREHOLDER'S EQUITY
   Preferred stock ($1.00 par value; 50,000,000 shares authorized;
      100,000 shares issued and outstanding at December 31, 2009 and 2008) .....         --         --
   Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,938
      shares issued and outstanding at December 31, 2009 and 2008) .............          5          5
   Additional paid-in capital ..................................................     12,427     12,412
   Retained earnings ...........................................................      2,822      1,765
   Accumulated other comprehensive income (loss) ...............................        129     (1,086)
                                                                                   --------   --------
      Total John Hancock Life Insurance Company (U.S.A.) Shareholder's Equity ..     15,383     13,096
   Noncontrolling interests ....................................................        193        183
                                                                                   --------   --------
      Total Shareholder's Equity ...............................................     15,576     13,279
                                                                                   --------   --------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ...............................   $247,574   $213,292
                                                                                   ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         YEARS ENDED DECEMBER 31,
                                                                       ---------------------------
                                                                         2009      2008      2007
                                                                       -------   -------   -------
                                                                              (IN MILLIONS)
REVENUES
   Premiums ........................................................   $ 3,946   $    81   $ 3,707
   Fee income ......................................................     3,561     3,427     4,449
   Net investment income ...........................................     4,346     4,441     4,839
   Net realized investment and other (losses) gains:
      Total other-than-temporary impairment losses .................      (754)   (1,767)     (386)
      Portion of loss recognized in other comprehensive income .....        91        --        --
                                                                       -------   -------   -------
      Net impairment losses recognized in earnings .................      (663)   (1,767)     (386)
      Other net realized investment and other (losses) gains .......    (1,174)    1,544       693
                                                                       -------   -------   -------
   Total net realized investment and other (losses) gains ..........    (1,837)     (223)      307
   Other revenue ...................................................        46        62        68
                                                                       -------   -------   -------
         Total revenues ............................................    10,062     7,788    13,370
BENEFITS AND EXPENSES
   Benefits to policyholders .......................................     4,558     4,771     6,854
   Policyholder dividends ..........................................       918       939       942
   Amortization of deferred policy acquisition costs, deferred
      sales inducements, and value of business acquired ............     1,211      (336)      751
   Other operating costs and expenses ..............................     3,071     3,064     2,649
                                                                       -------   -------   -------
         Total benefits and expenses ...............................     9,758     8,438    11,196
                                                                       -------   -------   -------
Income (loss) before income taxes ..................................       304      (650)    2,174
Income tax (benefit) expense .......................................        (7)     (339)      652
                                                                       -------   -------   -------
Net income (loss) ..................................................       311      (311)    1,522
Less: Net (loss) income attributable to noncontrolling interests ...       (16)       16        32
                                                                       -------   -------   -------
Net income (loss) attributable to John Hancock Life Insurance
   Company (U.S.A.) ................................................   $   327   $  (327)  $ 1,490
                                                                       =======   =======   =======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                     EQUITY AND COMPREHENSIVE INCOME (LOSS)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2007, as
   previously reported after
   giving retroactive effect to
   the Merger (Note 1) .........    $5     $11,896   $2,283      $  916       $15,100         $133         $15,233         4,829
Comprehensive income:
   Net income ..................                      1,490                     1,490           32           1,522
   Other comprehensive income,
      net of tax:
      Net unrealized investment
         gains .................                                    100           100                          100
      Foreign currency
         translation
         adjustment ............                                     (4)           (4)                          (4)
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     24            24                           24
         Change in net actuarial
            gain ...............                                     (8)           (8)                          (8)
      Cash flow hedges .........                                     55            55                           55
                                                                              -------         ----         -------
Comprehensive income ...........                                                1,657           32           1,689
Adoption of ASC 840 (Note 1) ...                       (133)                     (133)                        (133)
Transfer of invested assets with
   affiliates ..................                10                                 10                           10
Share-based payments ...........                20                                 20                           20
Contributions from
   noncontrolling interests ....                                                                22              22
Distributions to noncontrolling
   interests ...................                                                               (44)            (44)
Dividends paid to Parent .......                       (594)                     (594)                        (594)
                                   ---     -------   ------      ------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2007 ...    $5     $11,926   $3,046      $1,083       $16,060         $143         $16,203         4,829
                                   ===     =======   ======      ======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2008 .....    $5     $11,926   $3,046     $ 1,083       $16,060         $143         $16,203         4,829
Comprehensive (loss) income:
   Net (loss) income ...........                       (327)                     (327)          16            (311)
      Other comprehensive loss,
         net of tax:
      Net unrealized investment
         losses ................                                 (2,534)       (2,534)                      (2,534)
      Foreign currency
         translation
         adjustment ............                                    (23)          (23)                         (23)
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     (1)           (1)                          (1)
         Change in net actuarial
            loss ...............                                   (666)         (666)                        (666)
      Cash flow hedges .........                                  1,055         1,055                        1,055
                                                                              -------         ----         -------
Comprehensive (loss) income ....                                               (2,496)          16          (2,480)
Adoption of ASC 825 (Note 1) ...                          7                         7                            7
Adoption of ASC 715 (Note 1) ...                         (1)                       (1)                          (1)
Share-based payments ...........                 9                                  9                            9
Contributions from
   noncontrolling interests ....                                                                62              62
Distributions to noncontrolling
   interests ...................                                                               (38)            (38)
Capital contribution from
   Parent ......................               477                                477                          477
Dividends paid to Parent .......                       (960)                     (960)                        (960)
                                   ---     -------   ------     -------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2008 ...    $5     $12,412   $1,765     $(1,086)      $13,096         $183         $13,279         4,829
                                   ===     =======   ======     =======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2009 .....    $5     $12,412   $1,765     $(1,086)      $13,096         $183         $13,279         4,829
Comprehensive income (loss):
   Net income (loss) ...........                        327                       327          (16)            311
      Other comprehensive
         income, net of tax:
      Net unrealized investment
         gains .................                                  2,916         2,916                        2,916
      Foreign currency
         translation
         adjustment ............                                      5             5                            5
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     (2)           (2)                          (2)
         Change in net actuarial
            loss ...............                                     60            60                           60
         Net unrealized gain on
            split-dollar life
            insurance benefit ..                                      2             2                            2
      Cash flow hedges .........                                 (1,005)       (1,005)                      (1,005)
                                                                              -------         ----         -------
Comprehensive income (loss) ....                                                2,303          (16)          2,287
Adoption of ASC 320 (Note 1) ...                        730        (761)          (31)                         (31)
Share-based payments ...........                 8                                  8                            8
Contributions from
   noncontrolling interests ....                                                                39              39
Distributions to noncontrolling
   interests ...................                                                               (13)            (13)
Capital contribution from
   Parent ......................                 7                                  7                            7
                                   ---     -------   ------     -------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2009 ...    $5     $12,427   $2,822     $   129       $15,383         $193         $15,576         4,829
                                   ===     =======   ======     =======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                      YEARS ENDED DECEMBER 31
                                                                                  ------------------------------
                                                                                    2009       2008       2007
                                                                                  --------   --------   --------
                                                                                           (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) .............................................................   $    311   $   (311)  $  1,522
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Amortization of premiums and accretion of discounts associated with
      investments, net ........................................................        153        168        296
   Net realized investment and other losses (gains) ...........................      1,837        223       (307)
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired .............................      1,211       (336)       751
   Capitalization of deferred policy acquisition costs and deferred sales
      inducements .............................................................     (1,642)    (2,009)    (1,974)
   Depreciation and amortization ..............................................        134        129        125
   Net cash flows from trading securities .....................................       (151)        46         --
   Decrease (increase) in accrued investment income ...........................         17         12        (68)
   (Increase) decrease in other assets and other liabilities, net .............       (885)     2,030      1,159
   (Decrease) increase in policyholder liabilities and accruals, net ..........       (143)     4,178      3,256
   Increase in deferred income taxes ..........................................         29        114        443
                                                                                  --------   --------   --------
Net cash provided by operating activities .....................................        871      4,244      5,203
CASH FLOWS FROM INVESTING ACTIVITIES:
   Sales of:
      Fixed maturities ........................................................     11,418     10,428     15,561
      Equity securities .......................................................      1,022        422      1,453
      Real estate .............................................................          2          7         29
      Other invested assets ...................................................         71        884        646
   Maturities, prepayments, and scheduled redemptions of:
      Fixed maturities ........................................................      2,101      2,318      2,235
      Mortgage loans on real estate ...........................................      2,112      2,056      3,428
      Other invested assets ...................................................        234         --         --
   Purchases of:
      Fixed maturities ........................................................    (14,722)   (12,491)   (18,035)
      Equity securities .......................................................       (733)      (288)      (555)
      Real estate .............................................................       (151)      (233)      (201)
      Other invested assets ...................................................       (578)    (1,056)    (1,056)
   Mortgage loans on real estate issued .......................................     (2,467)    (2,627)    (2,766)
   (Issuance) repayments of notes receivable from affiliates ..................        (11)      (755)        43
   Net purchases of short-term investments ....................................       (303)      (944)    (1,997)
   Other, net .................................................................        716        692        (61)
                                                                                  --------   --------   --------
Net cash used in investing activities .........................................     (1,289)    (1,587)    (1,276)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------
                                                                                    2009      2008      2007
                                                                                  -------   -------   -------
                                                                                         (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contribution from Parent ...........................................   $     7   $   477   $    --
   Dividends paid to Parent ...................................................        --      (500)     (594)
   Increase (decrease) in amounts due to affiliates ...........................     1,425      (964)      507
   Universal life and investment-type contract deposits .......................     7,547     7,375     4,964
   Universal life and investment-type contract maturities and
      withdrawals .............................................................    (5,287)   (7,948)   (6,580)
   Net transfers to separate accounts from policyholders' funds ...............    (2,593)   (1,918)     (844)
   Excess tax benefits related to share-based payments ........................         8         2        17
   Repayments of consumer notes, net ..........................................      (395)     (557)     (297)
   Issuance of long-term debt .................................................         1         2         1
   Repayments of short-term debt ..............................................        --        --      (477)
   Repayments of long-term debt ...............................................        --        (6)       (2)
   Unearned revenue on financial reinsurance ..................................       (44)    1,592      (149)
   Net reinsurance recoverable ................................................      (186)     (125)      (35)
                                                                                  -------   -------   -------
Net cash provided by (used in) financing activities ...........................       483    (2,570)   (3,489)
                                                                                  -------   -------   -------
Net increase in cash and cash equivalents .....................................        65        87       438
Cash and cash equivalents at beginning of year ................................     4,850     4,763     4,325
                                                                                  -------   -------   -------
CASH AND CASH EQUIVALENTS AT END OF YEAR ......................................   $ 4,915   $ 4,850   $ 4,763
                                                                                  =======   =======   =======
NON-CASH FINANCING ACTIVITIES DURING THE YEAR:
Dividend of note receivable to Parent .........................................   $    --   $  (460)  $    --

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS. John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company") is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC ("JHHLLC"), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based, publicly traded life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company's separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

On December 31, 2009, John Hancock Life Insurance Company ("JHLICO"), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), and John Hancock Variable Life Insurance Company ("JHVLICO"), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies' property and obligations became the property and obligations of JHUSA.

Below is a summary of the individual and consolidated revenues and net income
(loss) for JHUSA and JHLICO for the years ended December 31, 2009, 2008, and 2007. Amounts for the prior years have been restated to include financial results for JHLICO and JHVLICO.

                                 2009, PRIOR TO MERGER
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                           2009
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues ...........        $4,493                $5,692                    $(123)             $10,062
Net income (loss) ..        $  911                $ (573)                   $ (27)             $   311

                              2008, AS PREVIOUSLY REPORTED
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                            2008
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues............        $5,512                $2,618                    $(342)             $7,788
Net loss............        $  (38)               $ (304)                   $  31              $ (311)

                              2007, AS PREVIOUSLY REPORTED
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                            2007
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues............        $5,636                $7,843                    $(109)             $13,370
Net income..........        $  719                $  771                    $  32              $ 1,522

(1)  Includes the results of JHVLICO.

(2) Represents the elimination of significant intercompany transactions, reclassifications to conform to the current year presentation, and the impact of retroactive accounting changes.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company's property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC ("MHDLLC"), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company's property and obligations became the property and obligations of JHHLLC.

BASIS OF PRESENTATION. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which is reflected in JHUSA's audited consolidated financial statements for the year ended December 31, 2009, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities ("VIEs") in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 - Relationships with Variable Interest Entities.

RECLASSIFICATIONS. Certain prior year amounts have been reclassified to conform to the current year presentation.

INVESTMENTS. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral's fair value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

DERIVATIVE FINANCIAL INSTRUMENTS. Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices, or indices. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is no longer probable, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not non-qualifying hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities and reinsurance contracts or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

CASH AND CASH EQUIVALENTS. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS. On April 28, 2004 (the "acquisition date"), MFC acquired JHFS and its subsidiaries, including JHLICO and JHVLICO, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired ("VOBA"), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company's Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs ("DAC") and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company's investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill, brand name, and investment management contracts for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks and other investment contracts are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset's fair value is deemed to be less than its carrying value.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life and long-term care insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

REINSURANCE. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

SEPARATE ACCOUNT ASSETS AND LIABILITIES. Separate account assets and liabilities reported on the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 38% and 41% of the Company's traditional life net insurance in-force at December 31, 2009 and 2008, respectively, and 81%, 85%, and 91% of the Company's traditional life net insurance premiums for the years ended December 31, 2009, 2008, and 2007, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders' funds for universal life insurance, individual and group annuities, and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Components of policyholders' funds were as follows:

                                                          DECEMBER 31,
                                                        ----------------
                                                         2009      2008
                                                        ------   -------
                                                          (IN MILLIONS)
Guaranteed investment contracts......................   $  948   $ 1,057
Funding agreements...................................    1,753     3,644
Other investment-type products.......................    1,976     1,975
                                                        ------   -------
   Total liabilities for investment-type products....    4,677     6,676
Individual and group annuities.......................    2,124     1,948
Universal life and other.............................    2,324     2,161
                                                        ------   -------
Total policyholders' funds...........................   $9,125   $10,785
                                                        ======   =======

Included in funding agreements at December 31, 2009 and 2008, are $1,753 million and $3,502 million, respectively, of funding agreements purchased from the Company by special purpose entities ("SPEs"), which in turn issued medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company's consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

POLICYHOLDER DIVIDENDS. Policyholder dividends for the closed blocks are approved annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management's judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

REVENUE RECOGNITION. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders' account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders' account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

SHARE-BASED PAYMENTS. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

INCOME TAXES. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

FOREIGN CURRENCY. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board ("FASB") Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles - a Replacement of FASB Statement No. 162," and FASB Accounting Standards Update ("ASU") No. 2009-01, "Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 - The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles."

FASB Accounting Standards Codification (TM) ("ASC") Topic 105 establishes the FASB Accounting Standards Codification(TM) as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, "Fair Value Measurements and Disclosures - Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent)." This amendment to ASC Topic 820, "Fair Value Measurements and Disclosures" ("ASC 820"), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, "Measuring Liabilities at Fair Value." This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FASB Staff Position ("FSP") No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly," which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13," which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, "Fair Value Measurements ("SFAS No. 157")," fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels ("Level 1, 2, and 3") with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets," which is now incorporated into ASC Topic 715, "Compensation" ("ASC 715"). This guidance requires enhanced disclosures of the assets of the Company's pension and other postretirement benefit plans in the Company's consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2, and 3, with roll forward of level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company's pension and postretirement benefit plans, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 06-10, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC
715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

insurance depends on what the employer has effectively agreed to provide during the employee's retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, "Subsequent Events," which is now incorporated into ASC Topic 855, "Subsequent Events" ("ASC 855"). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, "Subsequent Events," which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission ("SEC") to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company's Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments," which is now incorporated into ASC Topic 320, "Investments - Debt and Equity Securities" ("ASC 320"). This new guidance removes the concept of "intent and ability to hold until recovery of value" associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company's impairment process, see Note 2 - Investments.

The Company's adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million,
(3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities," which is now incorporated into ASC Topic 815, "Derivatives and Hedging" ("ASC 815"). This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2007, the Company early adopted FSP No. FIN 39-1, "Amendment of Offsetting of Amounts Related to Certain Contracts," which is now incorporated into ASC 815. This guidance specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company changed its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively. Adoption of ASC 815 resulted in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $673 million and had no impact on the Company's Consolidated Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Consolidated Financial Statements

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51," which is now incorporated into ASC Topic 810, "Consolidation" ("ASC 810"). ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder's equity on the Consolidated Balance Sheets, net income attributable to both the Company's interest and the noncontrolling interests is presented separately on the Consolidated Statement of Operations, and any changes in the Company's ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company's own stock. Deconsolidation will typically result in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FSP FAS No. 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities," which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, "Amendments to the Impairment Guidance EITF Issue No. 99-20," which is now incorporated into ASC Topic 325, "Investments" ("ASC 325"). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets ("ABS"), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," which is now incorporated into ASC Topic 825, "Financial Instruments" ("ASC 825"). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Leases

Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction," which is now incorporated into ASC Topic 840, "Leases" ("ASC 840"), and requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of the impact of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers. This guidance cannot be retrospectively applied. Adoption of ASC 840 resulted in a charge to opening retained earnings at January 1, 2007 of $133 million, net of tax.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109," which is now incorporated into ASC Topic 740, "Income Taxes" ("ASC 740"). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable; (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Deferred Policy Acquisition Costs

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants Statement of Position ("SOP") No. 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," which is now incorporated into ASC Topic 944, "Financial Services - Insurance" ("ASC 944"). ASC 944 provides guidance on accounting for deferred policy acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred policy acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense. Adoption of this guidance had no material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

FUTURE ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, "Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements," which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidation Accounting

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167, "Amendments to FASB Interpretation No. 46(R)," which was incorporated into ASC 810 by ASU No. 2009-17, "Consolidation - Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities."

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Modifications to ASC 810 will revise the accounting principles for assessing consolidation of a VIE and include the following features:

     - A new concept of control - now defined as an entity's ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE's variability. This definition replaces the previous concept of "exposure to the majority of the VIE's variability" in determining when to consolidate another entity.

     - New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

     - A bright line test for removal rights over an entity's decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

     - Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

     - Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments. These amendments to ASC 810 will be effective for the Company on January 1, 2010. In February 2010, the FASB issued ASU No. 2010-10, "Consolidation - Amendments for Certain Investment Funds," which deferred the effective date of these amendments for relationships with investment companies. The Company is currently evaluating the impact of adopting these amendments to ASC 810 on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, "Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140," which upon its effective date will amend ASC Topic 860, "Transfers and Servicing" ("ASC 860"). ASC 860 focuses on securitization activity, and these amendments affect the transferor's derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 will not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 will strengthen the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 will require that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These amendments to ASC 860 will be effective on a prospective basis for transfers of financial assets occurring on or after January 1, 2010.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The Company's investments in fixed maturities and equity securities are summarized below:

                                                                                              DECEMBER 31, 2009
                                                                        ------------------------------------------------------------
                                                                                                                         OTHER-
                                                                                      GROSS       GROSS              THAN-TEMPORARY
                                                                        AMORTIZED  UNREALIZED  UNREALIZED    FAIR    IMPAIRMENTS IN
                                                                           COST       GAINS      LOSSES     VALUE       AOCI (2)
                                                                        ---------  ----------  ----------  -------  ----------------
                                                                                                (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ........................................    $41,667     $1,803      $  965    $42,505       $ (98)
   Commercial mortgage-backed securities ............................      4,643         69         238      4,474          (1)
   Residential mortgage-backed securities ...........................        843          1         368        476          (8)
   Collateralized debt obligations ..................................        291         --         156        135          (1)
   Other asset-backed securities ....................................      1,238         41          37      1,242          --
   U.S. Treasury securities and obligations of U.S. government
      corporations and agencies .....................................      1,945         40          17      1,968          --
   Obligations of states and political subdivisions .................      1,533         11          53      1,491          --
   Debt securities issued by foreign governments ....................      1,214         98          34      1,278          --
                                                                         -------     ------      ------    -------       -----
   Fixed maturities .................................................     53,374      2,063       1,868     53,569        (108)
   Other fixed maturities (1) .......................................      2,012         --          --      2,012          --
                                                                         -------     ------      ------    -------       -----
   Total fixed maturities available-for-sale ........................     55,386      2,063       1,868     55,581        (108)
   Equity securities available-for-sale .............................        489         77           8        558          --
                                                                         -------     ------      ------    -------       -----
   Total fixed maturities and equity securities available-for-sale ..    $55,875     $2,140      $1,876    $56,139       $(108)
                                                                         =======     ======      ======    =======       =====

                                                                                      DECEMBER 31, 2008
                                                                        ---------------------------------------------
                                                                                      GROSS       GROSS
                                                                        AMORTIZED  UNREALIZED  UNREALIZED
                                                                           COST       GAINS      LOSSES    FAIR VALUE
                                                                        ---------  ----------  ----------  ----------
                                                                                        (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ........................................    $41,297     $  856      $3,940      $38,213
   Commercial mortgage-backed securities ............................      4,852          4         620        4,236
   Residential mortgage-backed securities ...........................        635         17           1          651
   Collateralized debt obligations ..................................        272         --         100          172
   Other asset-backed securities ....................................      1,501         23         191        1,333
   U.S. Treasury securities and obligations of U.S. government
      corporations and agencies .....................................      1,276        207          --        1,483
   Obligations of states and political subdivisions .................        171          6           9          168
   Debt securities issued by foreign governments ....................      1,083        209          26        1,266
                                                                         -------     ------      ------      -------
   Fixed maturities .................................................     51,087      1,322       4,887       47,522
   Other fixed maturities (1) .......................................      2,025         --          --        2,025
                                                                         -------     ------      ------      -------
   Total fixed maturities available-for-sale ........................     53,112      1,322       4,887       49,547
   Equity securities available-for-sale .............................        726         81         191          616
                                                                         -------     ------      ------      -------
   Total fixed maturities and equity securities available-for-sale ..    $53,838     $1,403      $5,078      $50,163
                                                                         =======     ======      ======      =======

(1) The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

(2) Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income ("AOCI"), which from the date of adoption of ASC 320 on April 1, 2009, were not included in earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2009, by contractual maturity, are shown below:

                                                                        AMORTIZED COST   FAIR VALUE
                                                                        --------------   ----------
                                                                               (IN MILLIONS)
FIXED MATURITIES:
Due in one year or less..............................................       $ 2,167       $ 2,182
Due after one year through five years................................        11,792        12,112
Due after five years through ten years...............................        12,409        12,928
Due after ten years..................................................        19,991        20,020
                                                                            -------       -------
                                                                             46,359        47,242
Asset-backed and mortgage-backed securities..........................         7,015         6,327
                                                                            -------       -------
   Total.............................................................       $53,374       $53,569
                                                                            =======       =======

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

FIXED MATURITIES AND EQUITY SECURITIES IMPAIRMENT REVIEW

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security's amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS - (CONTINUED)

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income, starting with the date of adoption of ASC 320 on April 1, 2009:

CREDIT LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITIES:
(IN MILLIONS)

Balance at December 31, 2008 ....................................   $  --
Additions:
Credit losses remaining in retained earnings related to
   adoption of new authoritative guidance on April 1, 2009 ......     726
Credit losses for which an other-than-temporary impairment
   was not previously recognized ................................     159
Credit losses for which an other-than-temporary impairment
   was previously recognized ....................................      15
Deletions:
Amounts related to sold, matured, or paid down available-for-sale
   fixed maturities .............................................    (539)
                                                                    -----
Balance at December 31, 2009 ....................................   $ 361
                                                                    =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

  UNREALIZED LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES AND EQUITY
                         SECURITIES -- BY INVESTMENT AGE

                                                                           YEAR ENDED DECEMBER 31, 2009
                                                      ---------------------------------------------------------------------
                                                       LESS THAN 12 MONTHS      12 MONTHS OR MORE             TOTAL
                                                      ---------------------------------------- ----------------------------
                                                      CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                                        VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                                      --------   ----------   --------   ----------   --------   ----------
                                                                                  (IN MILLIONS)
Corporate debt securities .........................    $ 6,358      $235       $6,167      $  730      $12,525     $  965
Commercial mortgage-backed securities .............        772        38          946         200        1,718        238
Residential mortgage-backed securities ............        194       147          275         221          469        368
Collateralized debt obligations ...................          5         1          103         155          108        156
Other asset-backed securities .....................        199         7          325          30          524         37
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies ...........      1,155        17           --          --        1,155         17
Obligations of states and political subdivisions ..      1,148        50           23           3        1,171         53
Debt securities issued by foreign governments .....        335        12           67          22          402         34
                                                       -------      ----       ------      ------      -------     ------
Total fixed maturities available-for-sale .........     10,166       507        7,906       1,361       18,072      1,868
Equity securities available-for-sale ..............         40         3           58           5           98          8
                                                       -------      ----       ------      ------      -------     ------
Total .............................................    $10,206      $510       $7,964      $1,366      $18,170     $1,876
                                                       =======      ====       ======      ======      =======     ======

                                                                           YEAR ENDED DECEMBER 31, 2008
                                                      ---------------------------------------------------------------------
                                                       LESS THAN 12 MONTHS      12 MONTHS OR MORE             TOTAL
                                                      ---------------------------------------- ----------------------------
                                                      CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                                        VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                                      --------   ----------   --------   ----------   --------   ----------
                                                                                  (IN MILLIONS)
Corporate debt securities .........................    $17,248     $1,982      $ 9,479     $1,958      $26,727     $3,940
Commercial mortgage-backed securities .............      2,565        357        1,216        263        3,781        620
Residential mortgage-backed securities ............        102          1           32         --          134          1
Collateralized debt obligations ...................         33          5          110         95          143        100
Other asset-backed securities .....................        629        117          155         74          784        191
Obligations of states and political subdivisions ..        100          8           11          1          111          9
Debt securities issued by foreign governments .....         28          1           61         25           89         26
                                                       -------     ------      -------     ------      -------     ------
Total fixed maturities available-for-sale .........     20,705      2,471       11,064      2,416       31,769      4,887
Equity securities available-for-sale ..............        347        161           40         30          387        191
                                                       -------     ------      -------     ------      -------     ------
Total .............................................    $21,052     $2,632      $11,104     $2,446      $32,156     $5,078
                                                       =======     ======      =======     ======      =======     ======

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $606 million at December 31, 2009 from $768 million at December 31, 2008.

At December 31, 2009 and 2008, there were 1,545 and 2,182 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,868 million and $4,887 million, respectively, of which the single largest unrealized loss was $24 million and $48 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2009 and 2008, there were 141 and 633 equity securities with an aggregate gross unrealized loss of $8 million and $191 million, respectively, of which the single largest unrealized loss was $2 million and $14 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $203 million were non-income producing for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

SECURITIES LENDING

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2009 and 2008, but there were no securities on loan and no collateral held as of December 31, 2009 and 2008. The Company maintains collateral at a level of at least 102% of the loaned securities' market value and monitors the market value of the loaned securities on a daily basis.

ASSETS ON DEPOSIT

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $50 million and $59 million, respectively, were on deposit with government authorities as required by law.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2009, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

COLLATERAL                         CARRYING     GEOGRAPHIC                      CARRYING
PROPERTY TYPE                       AMOUNT      CONCENTRATION                    AMOUNT
---------------------------------------------   -------------------------------------------
                                (IN MILLIONS)                                (IN MILLIONS)
Apartments...................      $ 1,659      East North Central........      $ 1,172
Hotels.......................           13      East South Central........          381
Industrial...................        1,803      Middle Atlantic...........        2,215
Office buildings.............        3,106      Mountain..................          876
Retail.......................        3,392      New England...............        1,060
Mixed use....................          245      Pacific...................        3,345
Agricultural.................          793      South Atlantic............        2,168
Agri business................        1,105      West North Central........          355
Other........................          549      West South Central........          855
                                                Canada/Other..............          238
Provision for losses.........          (42)     Provision for losses......          (42)
                                   -------                                      -------
Total........................      $12,623      Total.....................      $12,623
                                   =======                                      =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

                                        BALANCE AT BEGINNING                                BALANCE AT END OF
                                              OF PERIOD          ADDITIONS     DEDUCTIONS         PERIOD
                                        --------------------   -------------   ----------   -----------------
                                                                    (IN MILLIONS)
Year ended December 31, 2009.........            $29                $36            $23             $42
Year ended December 31, 2008.........             17                 15              3              29
Year ended December 31, 2007.........             41                 13             37              17

Mortgage loans with a carrying value of $108 million were non-income producing for the year ended December 31, 2009. At December 31, 2009, mortgage loans with a carrying value of $14 million were delinquent by less than 90 days and $5 million were delinquent by 90 days or more.

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

                                                                          DECEMBER 31,
                                                                         -------------
                                                                          2009   2008
                                                                          ----   ----
                                                                         (IN MILLIONS)
Impaired mortgage loans on real estate with provision for losses......    $150   $ 75
Provision for losses..................................................     (42)   (29)
                                                                          ----   ----
Net impaired mortgage loans on real estate............................    $108   $ 46
                                                                          ====   ====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2009   2008   2007
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Average recorded investment in impaired loans.........   $113    $60    $94
Interest income recognized on impaired loans..........     --     --     --

INVESTMENT REAL ESTATE, AGRICULTURE, AND TIMBER

Investment real estate, agriculture, and timber of $145 million was non-income producing for the year ended December 31, 2009. Depreciation expense on investment real estate, agriculture, and timber was $53 million, $51 million, and $53 million in 2009, 2008, and 2007, respectively. Accumulated depreciation was $413 million and $367 million at December 31, 2009 and 2008, respectively.

EQUITY METHOD INVESTMENTS

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $3,059 million and $2,847 million at December 31, 2009 and 2008, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $78 million, $(4) million, and $210 million in 2009, 2008, and 2007, respectively. Total combined assets of such investments were $34,412 million and $33,770 million (consisting primarily of investments) and total combined liabilities were $9,960 million and $10,428 million (including $6,539 million and $7,229 million of debt) at December 31, 2009 and 2008, respectively. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Total combined revenues and expenses in 2007 were $1,349 million and $1,113 million, respectively, resulting in $236 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT AND OTHER (LOSSES) GAINS

The following information summarizes the components of net investment income and net realized investment and other (losses) gains:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                             2009      2008     2007
                                                           --------------------------
                                                                  (IN MILLIONS)
NET INVESTMENT INCOME
   Fixed maturities ....................................   $ 3,333   $ 3,286   $3,422
   Equity securities ...................................        31        56       45
   Mortgage loans on real estate .......................       739       714      683
   Investment real estate, agriculture, and timber .....       146       155      181
   Policy loans ........................................       332       322      304
   Short-term investments ..............................        27       182      251
   Equity method investments and other .................        15        (8)     217
                                                           -------   -------   ------
   Gross investment income .............................     4,623     4,707    5,103
      Less investment expenses .........................       277       266      264
                                                           -------   -------   ------
Net investment income (1) ..............................   $ 4,346   $ 4,441   $4,839
                                                           =======   =======   ======
NET REALIZED INVESTMENT AND OTHER (LOSSES) GAINS
   Fixed maturities ....................................   $  (180)  $(1,577)  $  (41)
   Equity securities ...................................       (59)     (129)     124
   Mortgage loans on real estate .......................       (83)      (23)      76
   Derivatives and other invested assets ...............    (1,366)    1,317      157
   Amounts credited to participating contract holders ..      (149)      189       (9)
                                                           -------   -------   ------
Net realized investment and other (losses) gains (1) ...   $(1,837)  $  (223)  $  307
                                                           =======   =======   ======

(1) Includes net investment income and net realized investment and other (losses) gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 - Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(107) million and $216 million is included in net realized investment and other (losses) gains for the years ended December 31, 2009 and December 31, 2008, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2007.

For 2009, 2008, and 2007, net investment income passed through to participating contract holders as interest credited to policyholders' account balances amounted to $111 million, $138 million, and $133 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $363 million, $352 million, and $418 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $131 million, $30 million, and $100 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $663 million, $1,767 million, and $386 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Consolidated Statements of Operations.

NOTE 3 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities ("VIEs") in accordance with ASC 810.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under ASC 810, the variable interest holder, if any, that will absorb a majority of the VIE's expected losses, receive a majority of the VIE's expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity's expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company's involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

CONSOLIDATED VARIABLE INTEREST ENTITIES

The Company's separate accounts are considered the primary beneficiary of certain timberland VIEs, as discussed further below. The consolidation of these VIEs in the separate accounts of the Company resulted in an increase in separate account assets of $1,574 million, with an equal increase in separate account liabilities at December 31, 2009 and an increase in separate account assets of $192 million, with an equal increase in separate account liabilities at December 31, 2008.

The liabilities recognized as a result of consolidating the timberland VIEs do not represent additional claims on the general assets of the Company; rather, they represent claims against the assets recognized as a result of consolidating the VIEs. Conversely, the assets recognized as a result of consolidating the timberland VIEs do not represent additional assets which the Company can use to satisfy claims against its general assets; rather they can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

SIGNIFICANT VARIABLE INTERESTS IN UNCONSOLIDATED VARIABLE INTEREST ENTITIES

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

                                                                         DECEMBER 31,
                                                                             2009
                                                         --------------------------------------------
                                                                        INVESTMENT   MAXIMUM EXPOSURE
                                                         TOTAL ASSETS       (1)         TO LOSS (2)
                                                         ------------   ----------   ----------------
                                                                         (IN MILLIONS)
Collateralized debt obligations (3)...................      $1,431         $ 27            $ 27
Real estate limited partnerships (4)..................       1,166          466             522
Timber funds (5)......................................       5,010          180             183
                                                            ------         ----            ----
Total.................................................      $7,607         $673            $732
                                                            ======         ====            ====

                                                                         DECEMBER 31,
                                                                             2008
                                                         --------------------------------------------
                                                                        INVESTMENT   MAXIMUM EXPOSURE
                                                         TOTAL ASSETS       (1)         TO LOSS (2)
                                                         ------------   ----------   ----------------
                                                                         (IN MILLIONS)
Collateralized debt obligations (3)..................        $2,039        $ 27            $ 27
Real estate limited partnerships (4).................         1,208         486             537
Timber funds (5).....................................         5,413         176             182
                                                             ------        ----            ----
Total................................................        $8,660        $689            $746
                                                             ======        ====            ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

     (1) The Company's investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.

     (2) The maximum exposure to loss related to collateralized debt obligations ("CDOs") is limited to the investment reported on the Company's Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company's investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.

     (3) The Company acts as an investment manager to certain asset-backed investment vehicles, commonly known as CDOs, for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.

     (4) Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships' management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.

     (5) The Company acts as investment manager for the VIEs owning the timberland properties (the "timber funds"), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

TYPES OF DERIVATIVES AND DERIVATIVE STRATEGIES

INTEREST RATE CONTRACTS. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

FOREIGN CURRENCY CONTRACTS. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

EQUITY MARKET CONTRACTS. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

                                                                            DECEMBER 31, 2009                DECEMBER 31, 2008
                                                                      -----------------------------   ------------------------------
                                                                                 FAIR       FAIR                  FAIR
                                                                      NOTIONAL   VALUE     VALUE      NOTIONAL   VALUE    FAIR VALUE
                                                                       AMOUNT   ASSETS  LIABILITIES    AMOUNT    ASSETS  LIABILITIES
                                                                      --------  ------  -----------   --------  -------  -----------
                                                                                               (IN MILLIONS)
QUALIFYING HEDGING RELATIONSHIPS
Fair value hedges  Interest rate swaps..............................   $14,922  $  402     $  752      $16,308  $   923     $1,431
                   Foreign currency swaps...........................       883      --        253        2,408       92        322
Cash flow hedges   Interest rate swaps..............................    12,961     912         66       10,661    2,903        117
                   Foreign currency swaps...........................       629       4        122        1,482      291        301
                   Foreign currency forwards........................       266      43         --           --       --         --
                   Equity market contracts..........................        38       8         --           48       --         27
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES IN HEDGING RELATIONSHIPS..........................   $29,699  $1,369     $1,193      $30,907  $ 4,209     $2,198
                                                                       -------  ------     ------      -------  -------     ------
NON-HEDGING RELATIONSHIPS
                   Interest rate swaps..............................   $22,535  $  526     $  500      $15,011  $ 1,369     $  681
                   Foreign currency swaps...........................     4,461     238        319        2,879      348        223
                   Foreign currency forwards........................       800      --          1          506        3          3
                   Total return swaps...............................     1,030      --         --        1,086       --         --
                   Interest rate options............................       287       1         --          437       --         --
                   Embedded derivatives - fixed maturities..........        86      --          2          178       --          7
                   Embedded derivatives - reinsurance contracts.....        --       8        614           --      200         --
                   Embedded derivatives - participating pension
                      contracts (1).................................        --      --         71           --       58         --
                   Embedded derivatives - benefit guarantees (1)....        --   1,703        640           --    4,382      2,859
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES IN NON-HEDGING RELATIONSHIPS......................    29,199   2,476      2,147       20,097    6,360      3,773
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES (2)...............................................   $58,898  $3,845     $3,340      $51,004  $10,569     $5,971
                                                                       =======  ======     ======      =======  =======     ======

(1) Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2) The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

HEDGING RELATIONSHIPS

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

FAIR VALUE HEDGES. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2009 and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2009, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

FOR THE YEAR ENDED DECEMBER 31, 2009

                                                         GAINS (LOSSES)   GAINS (LOSSES)
DERIVATIVES IN FAIR VALUE   HEDGED ITEMS IN FAIR VALUE    RECOGNIZED ON   RECOGNIZED FOR   INEFFECTIVENESS
  HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS       DERIVATIVES     HEDGED ITEMS       RECOGNIZED
-------------------------   --------------------------   --------------   --------------   ---------------
                                                                           (IN MILLIONS)
Interest rate swaps         Fixed-rate assets.........       $ 470            $(348)            $122
                            Fixed-rate liabilities....        (310)             263              (47)
Foreign currency swaps      Fixed-rate assets.........          90              (83)               7
                                                             -----            -----             ----
Total                                                        $ 250            $(168)            $ 82
                                                             =====            =====             ====

FOR THE YEAR ENDED DECEMBER 31, 2008

                                                         GAINS (LOSSES)   GAINS (LOSSES)
DERIVATIVES IN FAIR VALUE   HEDGED ITEMS IN FAIR VALUE    RECOGNIZED ON   RECOGNIZED FOR   INEFFECTIVENESS
  HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS       DERIVATIVES     HEDGED ITEMS       RECOGNIZED
-------------------------   --------------------------   --------------   --------------   ---------------
                                                                           (IN MILLIONS)
Interest rate swaps         Fixed-rate assets.........       $(657)           $ 684             $ 27
                            Fixed-rate liabilities....         220             (272)             (52)
Foreign currency swaps      Fixed-rate assets.........        (114)              92              (22)
                                                             -----            -----             ----
Total                                                        $(551)           $ 504             $(47)
                                                             =====            =====             ====

CASH FLOW HEDGES. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2009 and 2008, all of the Company's hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2009 and 2008, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder's Equity:

FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                      GAINS RECLASSIFIED
                                                                                           FROM AOCI
                                                                                           INTO NET           INEFFECTIVENESS
                                                                  GAINS (LOSSES)      REALIZED INVESTMENT    RECOGNIZED IN NET
                                                                    DEFERRED IN            AND OTHER        REALIZED INVESTMENT
DERIVATIVES IN CASH FLOW        HEDGED ITEMS IN CASH FLOW       AOCI ON DERIVATIVES     GAINS (LOSSES)           AND OTHER
  HEDGING RELATIONSHIPS           HEDGING RELATIONSHIPS            (NET OF TAX)          (NET OF TAX)          GAINS (LOSSES)
-------------------------   ---------------------------------   -------------------   -------------------   -------------------
                                                                                         (IN MILLIONS)
Interest rate swaps         Floating rate assets.............        $   (23)                 $--                  $ --
                            Forecasted fixed-rate assets.....         (1,082)                  (5)                  (17)
                            Inflation indexed liabilities....            108                   --                    --
Foreign currency swaps      Fixed-rate assets................            (35)                  --                    --
Foreign currency forwards   Forecasted expenses..............             28                   --                    --
Equity market contracts     Stock-based compensation ........              4                   --                    --
                                                                     -------                  ---                  ----
Total                                                                $(1,000)                 $(5)                 $(17)
                                                                     =======                  ===                  ====

FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                      GAINS RECLASSIFIED
                                                                                           FROM AOCI
                                                                                           INTO NET           INEFFECTIVENESS
                                                                  GAINS (LOSSES)      REALIZED INVESTMENT    RECOGNIZED IN NET
                                                                    DEFERRED IN            AND OTHER        REALIZED INVESTMENT
DERIVATIVES IN CASH FLOW        HEDGED ITEMS IN CASH FLOW       AOCI ON DERIVATIVES     GAINS (LOSSES)           AND OTHER
  HEDGING RELATIONSHIPS           HEDGING RELATIONSHIPS            (NET OF TAX)          (NET OF TAX)          GAINS (LOSSES)
-------------------------   ---------------------------------   -------------------   -------------------   -------------------
                                                                                         (IN MILLIONS)
Interest rate swaps         Floating rate assets.............         $   37                 $ --                   $--
                            Forecasted fixed-rate assets.....          1,118                  (31)                   30
                            Inflation indexed liabilities....            (73)                  --                    --
Foreign currency swaps      Fixed-rate assets................              5                   --                    --
Equity market contracts     Stock-based compensation ........             (1)                  --                    --
                                                                      ------                 ----                   ---
Total                                                                 $1,086                 $(31)                  $30
                                                                      ======                 ====                   ===

The Company anticipates that net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum time frame for which variable cash flows are hedged is 37 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see
Note 12 - Shareholder's Equity.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS - (CONTINUED)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor's 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2009 and 2008, net losses of $1,289 million and net gains of $957 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

FOR THE YEARS ENDED DECEMBER 31,                                       2009    2008
--------------------------------                                     -------   ----
NON-HEDGING RELATIONSHIPS
   Investment (losses) gains:
      Interest rate swaps ........................................   $  (906)  $818
      Interest rate futures ......................................         3    (28)
      Interest rate options ......................................         4     --
      Foreign currency swaps .....................................      (121)    31
      Foreign currency forwards ..................................        18    (28)
      Foreign currency futures ...................................       (24)    (2)
      Equity market contracts ....................................        30    (25)
      Equity index futures .......................................      (293)   191
                                                                     -------   ----
TOTAL INVESTMENT (LOSSES) GAINS FROM DERIVATIVES IN NON-HEDGING
   RELATIONSHIPS .................................................   $(1,289)  $957
                                                                     =======   ====

EMBEDDED DERIVATIVES. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company's embedded derivatives see Note 14 - Fair Value of Financial Instruments.

CREDIT RISK. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company's derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2009 and 2008, the Company had accepted collateral consisting of various securities with a fair value of $861 million and $2,472 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2009 and 2008, the Company pledged collateral of $598 million and $546 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 5 -- INCOME TAXES

The Company files tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC includes JHUSA and JHHLLC includes JHLICO and JHVLICO. Beginning in 2010, these groups will be consolidated and reported as one tax group.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Income (loss) before income taxes includes the following:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)
Domestic .........................................   $290   $(670)  $2,155
Foreign ..........................................     14      20       19
                                                     ----   -----   ------
Income (loss) income before income taxes .........   $304   $(650)  $2,174
                                                     ====   =====   ======

The components of income taxes were as follows:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)

Current taxes:
   Federal .......................................   $(45)  $(462)  $ 194
   Foreign .......................................      6       4      10
   State .........................................      3       5       5
                                                     ----   -----   -----
   Total .........................................    (36)   (453)    209
                                                     ----   -----   -----
Deferred taxes:
   Federal .......................................     31     111     448
   Foreign .......................................     (1)      2      (4)
   State .........................................     (1)      1      (1)
                                                     ----   -----   -----
   Total .........................................     29     114     443
                                                     ----   -----   -----
Total income tax (benefit) expense ...............   $ (7)  $(339)  $ 652
                                                     ====   =====   =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)
Tax at 35% .......................................   $106   $(227)  $ 762
Add (deduct):
   Prior year taxes ..............................     14      26     (46)
   Tax credits ...................................    (76)    (72)    (92)
   Tax-exempt investment income ..................    (76)    (92)   (193)
   Lease income ..................................     63       3      22
   Unrecognized tax benefits .....................    (44)     15     185
   Other .........................................      6       8      14
                                                     ----   -----   -----
Total income tax (benefit) expense ...............   $ (7)  $(339)  $ 652
                                                     ====   =====   =====

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

                                                       DECEMBER 31,
                                                     ---------------
                                                      2009     2008
                                                     ------   ------
                                                      (IN MILLIONS)
DEFERRED TAX ASSETS:
   Policy reserves ...............................   $1,339   $2,434
   Net operating loss carryforwards ..............      384      614
   Net capital loss carryforwards ................       74       --
   Tax credits ...................................      670      566
   Unearned revenue ..............................      915      756
   Unrealized investment losses on securities ....        5      595
   Deferred compensation .........................      212      212
   Deferred policy acquisition costs .............       --        2
   Federal interest deficiency ...................      307      221
   Dividends payable to policyholders ............      144      123
   Securities and other investments ..............        1      182
   Other .........................................      245      158
                                                     ------   ------
      Total deferred tax assets ..................    4,296    5,863
                                                     ------   ------
DEFERRED TAX LIABILITIES:
   Unrealized investment gains on securities .....      498        5
   Deferred policy acquisition costs .............    2,367    2,514
   Intangibles ...................................    1,213    1,296
   Lease income ..................................       68      116
   Premiums receivable ...........................       42       41
   Deferred sales inducements ....................      132      121
   Deferred gains ................................      628      609
   Securities and other investments ..............    1,023    1,738
   Other .........................................       80      105
                                                     ------   ------
      Total deferred tax liabilities .............    6,051    6,545
                                                     ------   ------
         Net deferred tax liabilities ............   $1,755   $  682
                                                     ======   ======

At December 31, 2009, the Company had $1,097 million of operating loss carryforwards, which will expire in various years through 2023, and $209 million of capital loss carryforwards, which will expire in 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company made income tax payments of $4 million, $13 million, and $37 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

For MHDLLC, the Internal Revenue Service ("IRS") completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group's income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group's income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003 and completed its examination for years 1999 through 2001 in October 2006. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS completed its examination of this group's income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                      DECEMBER 31
                                                                    ---------------
                                                                     2009     2008
                                                                    ------   ------
                                                                     (IN MILLIONS)
Beginning balance ...............................................   $1,869   $1,463
Additions based on tax positions related to the current year ....      182      182
Reductions based on tax positions related to the current year ...       --      (10)
Additions for tax positions of prior years ......................      349      301
Reductions for tax positions of prior years .....................     (239)     (67)
                                                                    ------   ------
Ending balance ..................................................   $2,161   $1,869
                                                                    ======   ======

Included in the balances as of December 31, 2009 and 2008, respectively, are $356 million and $410 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balances as of December 31, 2009 and 2008, respectively, are $1,805 million and $1,459 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $224 million, $195 million, and $95 million in interest expense, respectively. The Company had approximately $878 million and $634 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 6 -- CLOSED BLOCKS

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company's Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks' liabilities in excess of the carrying amount of the closed blocks' assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block's income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 6 -- CLOSED BLOCKS - (CONTINUED)

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA CLOSED BLOCK

                                                                                          DECEMBER 31,
                                                                                        ---------------
                                                                                         2009     2008
                                                                                        ------   ------
                                                                                         (IN MILLIONS)
LIABILITIES
Future policy benefits ..............................................................   $8,632   $8,680
Policyholders' funds ................................................................       79       79
Policyholder dividends payable ......................................................      202      211
Other closed block liabilities ......................................................      214      191
                                                                                        ------   ------
         Total closed block liabilities .............................................   $9,127   $9,161
                                                                                        ======   ======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$3,084; 2008--$3,235) ..................................   $3,179   $3,128
   Mortgage loans on real estate ....................................................      652      583
   Policy loans .....................................................................    1,619    1,700
   Other invested assets ............................................................      659      644
                                                                                        ------   ------
         Total investments ..........................................................    6,109    6,055
Cash borrowings and cash equivalents ................................................     (244)    (345)
Accrued investment income ...........................................................      117      115
Amounts due from and held for affiliates ............................................    1,779    1,752
Other closed block assets ...........................................................      355      488
                                                                                        ------   ------
         Total assets designated to the closed block ................................   $8,116   $8,065
                                                                                        ======   ======
Excess of closed block liabilities over assets designated
   to the closed block ..............................................................   $1,011   $1,096
Portion of above representing accumulated other comprehensive income:
      Unrealized appreciation, net of deferred income tax expense of
         $142 million and $42 million, respectively .................................      264       78
      Adjustment for deferred policy acquisition costs, net of deferred
         income tax benefit of $46 million and $14 million, respectively ............      (85)     (26)
      Foreign currency translation adjustment .......................................      (67)     (21)
                                                                                        ------   ------
         Total amounts included in accumulated other comprehensive income ...........      112       31
                                                                                        ------   ------
Maximum future earnings to be recognized from closed block assets and liabilities ...   $1,123   $1,127
                                                                                        ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHUSA CLOSED BLOCK

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                     2009     2008     2007
                                                                    ------   ------   ------
                                                                          (IN MILLIONS)
REVENUES
Premiums ........................................................   $  624   $  647   $  661
Net investment income ...........................................      455      473      438
Net realized investment and other (losses) gains ................      (35)      (9)      17
                                                                    ------   ------   ------
   Total revenues ...............................................    1,044    1,111    1,116
BENEFITS AND EXPENSES
Benefits to policyholders .......................................      734      782      799
Policyholder dividends ..........................................      392      411      409
Amortization of deferred policy acquisition costs ...............      (76)    (218)     (50)
Other closed block operating costs and expenses .................       24       25       25
                                                                    ------   ------   ------
   Total benefits and expenses ..................................    1,074    1,000    1,183
Revenues, net of benefits and expenses before income taxes ......      (30)     111      (67)
Income tax (benefit) expense ....................................      (11)      39      (24)
                                                                    ------   ------   ------
Revenues, net of benefits and expenses and income taxes .........   $  (19)  $   72   $  (43)
                                                                    ======   ======   ======

Maximum future earnings from closed block assets and liabilities:

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                       2009          2008
                                                                    ----------   -----------
                                                                          (IN MILLIONS)
Beginning of period..............................................     $1,127       $1,199
Revenues, net of benefits and expenses and income taxes..........         19          (72)
Adoption of ASC 320 (Note 1).....................................        (23)          --
                                                                      ------       ------
End of period....................................................     $1,123       $1,127
                                                                      ======       ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHLICO CLOSED BLOCK

                                                                                           DECEMBER 31,
                                                                                        -----------------
                                                                                          2009      2008
                                                                                        -------   -------
                                                                                          (IN MILLIONS)
LIABILITIES
Future policy benefits...............................................................   $10,916   $10,979
Policyholders' funds.................................................................     1,511     1,510
Policyholder dividends payable.......................................................       407       418
Other closed block liabilities.......................................................       118       119
                                                                                        -------   -------
         Total closed block liabilities..............................................   $12,952   $13,026
                                                                                        =======   =======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$6,378; 2008--$6,773)...................................   $ 6,456   $ 6,159
   Equity securities:
      Available-for-sale--at fair value
      (cost: 2009--$7; 2008--$5).....................................................         8         4
   Mortgage loans on real estate.....................................................     1,928     1,684
   Policy loans......................................................................     1,533     1,533
   Other invested assets.............................................................       153       165
                                                                                        -------   -------
         Total investments...........................................................    10,078     9,545
Cash and cash equivalents............................................................       299       162
Accrued investment income............................................................       134       143
Other closed block assets............................................................       165       426
                                                                                        -------   -------
         Total assets designated to the closed block.................................   $10,676   $10,276
                                                                                        =======   =======
Excess of closed block liabilities over assets designated                               $ 2,276   $ 2,750
   to the closed block...............................................................
Portion of above representing accumulated other comprehensive income:
      Unrealized appreciation (depreciation), net of deferred income tax expense of
         $28 million and deferred income tax benefit of $204 million, respectively...        53      (378)
                                                                                        -------   -------
Maximum future earnings to be recognized from closed block assets and liabilities....   $ 2,329   $ 2,372
                                                                                        =======   =======

                                                    YEARS ENDED DECEMBER 31,
                                                    ------------------------
                                                       2009         2008
                                                    ----------   -----------
                                                          (IN MILLIONS)
CHANGE IN THE POLICYHOLDER DIVIDEND OBLIGATION:
Balance at beginning of period...................       $--         $142
Impact on net income before income taxes.........        --          (83)
Unrealized investment gains......................        --          (31)
Change in deferred income tax liability..........        --          (28)
                                                        ---         ----
Balance at end of period.........................       $--         $ --
                                                        ===         ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHLICO CLOSED BLOCK

                                                                     YEARS ENDED DECEMBER 31,
                                                                     ------------------------
                                                                      2009     2008     2007
                                                                     ------   ------   ------
                                                                           (IN MILLIONS)
REVENUES
Premiums .........................................................   $  648   $  699   $  734
Net investment income ............................................      588      581      590
Net realized investment and other (losses) gains .................      (12)    (118)      20
                                                                     ------   ------   ------
   Total revenues ................................................    1,224    1,162    1,344
BENEFITS AND EXPENSES
Benefits to policyholders ........................................      761      794      841
Policyholder dividends ...........................................      461      478      482
Change in the policyholder dividend obligation ...................       --      (62)     (88)
Other closed block operating costs and expenses ..................        3        2       (2)
                                                                     ------   ------   ------
   Total benefits and expenses ...................................    1,225    1,212    1,233
Revenues, net of benefits and expenses before income taxes .......       (1)     (50)     111
Income tax (benefit) expense, net of amounts credited to the policyholder dividend obligation of $0 million, $0 million,
   and $1 million, respectively ..................................       (2)     (17)      39
                                                                     ------   ------   ------
Revenues, net of benefits and expenses and income taxes ..........   $    1   $  (33)  $   72
                                                                     ======   ======   ======

Maximum future earnings from closed block assets and liabilities:

                                                                     YEARS ENDED DECEMBER 31,
                                                                     ------------------------
                                                                        2009         2008
                                                                     ----------   -----------
                                                                           (IN MILLIONS)
Beginning of period...............................................     $2,372       $2,339
Revenues, net of benefits and expenses and income taxes...........         (1)          33
Adoption of ASC 320 (Note 1)......................................        (42)          --
                                                                       ------       ------
Change during period..............................................     $2,329       $2,372
                                                                       ======       ======

NOTE 7 -- DEBT AND LINE OF CREDIT

External short-term and long-term debt consisted of the following:

                                                                       DECEMBER 31,
                                                                     ----------------
                                                                      2009     2008
                                                                     ------   -------
                                                                       (IN MILLIONS)
SHORT-TERM DEBT:
Current maturities of long-term debt..............................   $    6   $    4
LONG-TERM DEBT:
   Surplus notes, 7.38% maturing in 2024 (1)......................      491      492
   Notes payable, interest ranging from 5.09% to 12.1% due in
      varying amounts to 2015.....................................       15       12
   Fair value adjustments related to interest rate swaps (1)......      (16)     (17)
                                                                     ------   ------
                                                                        490      487
Less current maturities of long-term debt.........................       (6)      (4)
                                                                     ------   ------
Total long-term debt..............................................   $  484   $  483
                                                                     ======   ======
CONSUMER NOTES:
   Notes payable, interest ranging from 0.72% to 6.25% due in
      varying amounts to 2036.....................................   $1,205   $1,600
                                                                     ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

     (1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

LONG-TERM DEBT

Aggregate maturities of long-term debt are as follows: 2010--$6 million; 2011--$0 million; 2012--$0 million; 2013--$0 million; 2014--$0 million; and
thereafter--$484 million.

Interest expense on debt, included in other operating costs and expenses, was $34 million, $34 million, and $39 million in 2009, 2008, and 2007, respectively. Interest paid on debt was $34 million, $34 million, and $41 million in 2009, 2008, and 2007, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the "Commissioner").

CONSUMER NOTES

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2010--$251 million; 2011--$162 million; 2012--$113 million; 2013--$60 million; 2014--$226 million; and thereafter--$393 million.

Interest expense on consumer notes, included in benefits to policyholders, was $47 million, $104 million, and $115 million in 2009, 2008, and 2007, respectively. Interest paid amounted to $50 million, $104 million, and $112 million in 2009, 2008, and 2007, respectively.

LINE OF CREDIT

At December 31, 2009, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, the Company had no outstanding borrowings under the agreement.

At December 31, 2009, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $250 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

NOTE 8 -- RELATED PARTY TRANSACTIONS

REINSURANCE TRANSACTIONS

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited ("JHRECO"), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008. As of December 31, 2008, the Company also recorded $55 million related to the cost of

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 8 -- RELATED PARTY TRANSACTIONS - (CONTINUED)

reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. The balance of unearned revenue related to the cost of reinsurance was $133 million as of December 31, 2009.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2008, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience and practices. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,158 million and $3,860 million at December 31, 2009 and 2008, respectively, on the Company's Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $4,749 million and $4,130 million at December 31, 2009 and 2008, respectively, which was included with reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHRECO were $644 million, $656 million, and $651 million during the years ended December 31, 2009, 2008, and 2007, respectively. Claim reserves ceded to JHRECO were $603 million, $538 million, and $528 million during the years ended December 31, 2009, 2008, and 2007, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited ("MRBL"), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009 and payable by MRBL no later than March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment, the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,705 million and $1,484 million as of December 31, 2009 and 2008, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2009 and 2008 were $2,290 million and $2,190 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the "Original Agreement"). The Original Agreement covered base contracts, but excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

treatment. Under the terms of the Original Agreement, the Company received a net ceding commission of $113 million for the year ended December 31, 2008. This amount was classified as unearned revenue and was being amortized into income as payments were made to MRBL. The Original Agreement was amended effective October 1, 2008, as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of the cost of reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2009 and 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2009 and 2008, respectively, the Company reported net ceded reserves and cost of reinsurance of $1,681 million and $792 million, which was included with reinsurance recoverables, a reinsurance payable to MRBL of $261 million and $781 million, which was included with amounts due to affiliates, and a liability for coinsurance funds withheld of $194 million and $285 million on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

SERVICE AGREEMENTS

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $394 million, $374 million, and $336 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had amounts payable to MFC and MLI of $10 million and amounts receivable from MFC and MLI of $8 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

DEBT TRANSACTIONS

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Financial Holdings (Delaware), Inc. ("JHFH"). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million and $2 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million and $5 million for the years ended December 31, 2009 and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the "Original Note"). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $2 million, $5 million, and $10 million for the years ended December 31, 2009, 2008, and 2007, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Interest income was $4 million and $3 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a short-term senior promissory note dated December 14, 2006, the Company borrowed $477 million from MHDLLC. The note was repaid on March 1, 2007. Interest expense was $5 million for the year ended December 31, 2007.

CAPITAL STOCK TRANSACTIONS

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

OTHER

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2009 and 2008, the Company managed approximately $6,098 million and $3,187 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company's Liquidity Pool:

                                                       DECEMBER 31,
                                                      -------------
                                                       2009    2008
                                                      ------   ----
                                                      (IN MILLIONS)
The Manufacturers Investment Corporation...........   $   87   $122
John Hancock Holdings (Delaware) LLC...............       42     14
Manulife Reinsurance Limited.......................      207    144
Manulife Reinsurance (Bermuda) Limited.............      993     54
Manulife Hungary Holdings KFT......................       65     44
John Hancock Life Insurance Company of Vermont.....       54     31
John Hancock Reassurance Company Limited...........      505     37
John Hancock Financial Holdings (Delaware), Inc. ..        6      3
                                                      ------   ----
   Total...........................................   $1,959   $449
                                                      ======   ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

On July 8, 2005, MFC fully and unconditionally guaranteed the Company's SignatureNotes, both those outstanding at that time and those to be issued subsequently. MFC's guarantee of the SignatureNotes is an unsecured obligation of MFC and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC's guarantee of the SignatureNotes. As a result of the guarantee by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

NOTE 9 -- REINSURANCE

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                  2009                2008                2007
                                PREMIUMS            PREMIUMS            PREMIUMS
                           -----------------   -----------------   -----------------
                           WRITTEN    EARNED   WRITTEN   EARNED    WRITTEN   EARNED
                           -------   -------   -------   -------   -------   -------
                                                 (IN MILLIONS)
Direct..................   $ 5,169   $ 5,171   $ 5,157   $ 5,157   $ 4,777   $ 4,785
Assumed.................     1,384     1,384     1,221     1,221     1,127     1,127
Ceded...................    (2,609)   (2,609)   (6,297)   (6,297)   (2,205)   (2,205)
                           -------   -------   -------   -------   -------   -------
   Net life, health, and
      annuity premiums..   $ 3,944   $ 3,946   $    81   $    81   $ 3,699   $ 3,707
                           =======   =======   =======   =======   =======   =======

For the years ended December 31, 2009, 2008, and 2007, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,668 million, $2,049 million, and $1,619 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On February 28, 1997, the Company sold a major portion of its group insurance business to UniCare Life & Health Insurance Company ("UniCare"), a wholly-owned subsidiary of WellPoint, Inc. The business sold included the Company's group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group, and Tri-State, Inc., all of which were indirect, wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UniCare through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UniCare does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides a funded qualified defined benefit plan (the "Plan") that covers substantially all of its employees. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to the Company effective January 1, 2010.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company's funding policy for its qualified defined benefit plan is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2009, 2008, and 2007, no contributions were made to the qualified plan. The Company expects that no contributions will be made in 2010.

The Company also participates in an unfunded non-qualified defined benefit plan. Sponsorship of this plan transferred from JHFS to the Company effective January 1, 2010. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

The Company's funding policy for its non-qualified defined benefit plan is to contribute an amount equal to the plan's benefit payments made during the year. The contribution to the non-qualified plan was $34 million, $33 million, and $34 million in 2009, 2008, and 2007, respectively. The Company expects to contribute approximately $41 million to its non-qualified pension plan in 2010.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan's provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company's policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $54 million, $59 million, and $58 million in 2009, 2008, and 2007, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $19 million, $19 million, and $16 million in 2009, 2008, and 2007, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS

The amounts disclosed below represent the Company's share of the pension and other postretirement benefit plans described above:

                                                            YEARS ENDED DECEMBER 31,
                                                        --------------------------------
                                                                               OTHER
                                                                           POSTRETIREMENT
                                                        PENSION BENEFITS      BENEFITS
                                                        ----------------   -------------
                                                         2009     2008      2009    2008
                                                        ------   ------    -----   -----
                                                                  (IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year .............   $2,237   $2,214    $ 573   $ 576
Service cost ........................................       30       30        1       1
Interest cost .......................................      128      129       33      34
Participant contributions ...........................       --       --        5       3
Actuarial loss (gain) ...............................      132       42       (8)     17
Plan amendments .....................................       --       (2)      --      --
Retiree drug subsidy ................................       --       --        3       4
Benefits paid .......................................     (173)    (176)     (59)    (62)
                                                        ------   ------    -----   -----
Benefit obligation at end of year ...................   $2,354   $2,237    $ 548   $ 573
                                                        ======   ======    =====   =====
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year ......   $1,628   $2,465    $ 245   $ 326
Actual return on plan assets ........................      354     (694)      61     (81)
Employer contributions ..............................       34       33       54      59
Participant contributions ...........................       --       --        5       3
Benefits paid .......................................     (173)    (176)     (59)    (62)
                                                        ------   ------    -----   -----
Fair value of plan assets at end of year ............   $1,843   $1,628    $ 306   $ 245
                                                        ======   ======    =====   =====
Funded status at end of year ........................   $ (511)  $ (609)   $(242)  $(328)
                                                        ======   ======    =====   =====
AMOUNTS RECOGNIZED ON CONSOLIDATED BALANCE SHEETS:
Assets ..............................................   $   --   $   --    $  --   $  --
Liabilities .........................................     (511)    (609)    (242)   (328)
                                                        ------   ------    -----   -----
Net amount recognized ...............................   $ (511)  $ (609)   $(242)  $(328)
                                                        ======   ======    =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE
   INCOME:
Prior service cost ..................................   $  (29)  $  (32)   $  --   $  --
Net actuarial loss ..................................      739      789       29      71
                                                        ------   ------    -----   -----
Total ...............................................   $  710   $  757    $  29   $  71
                                                        ======   ======    =====   =====

The accumulated benefit obligation for all defined benefit plans was $2,329 million and $2,208 million at December 31, 2009 and 2008, respectively.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

                                      DECEMBER 31,
                                    ---------------
                                     2009     2008
                                    ------   ------
                                     (IN MILLIONS)
Accumulated benefit obligation ..   $2,329   $2,208
Projected benefit obligation ....    2,354    2,237
Fair value of plan assets .......    1,843    1,628

COMPONENTS OF NET PERIODIC BENEFIT COST

                                                 YEARS ENDED DECEMBER 31,
                                        ------------------------------------------
                                                                      OTHER
                                                                  POSTRETIREMENT
                                           PENSION BENEFITS          BENEFITS
                                        ---------------------   ------------------
                                         2009    2008    2007   2009   2008   2007
                                        -----   -----   -----   ----   ----   ----
                                                       (IN MILLIONS)
Service cost ........................   $  30   $  30   $  33   $  1   $  1   $  2
Interest cost .......................     128     129     126     33     34     34
Expected return on plan assets ......    (175)   (181)   (183)   (26)   (26)   (25)
Special termination benefits ........      --      --       1     --     --     --
Curtailment gain ....................      --      --      (1)    --     --     --
Amortization of prior service cost ..      (3)     (3)     (2)    --     --     --
Recognized actuarial loss ...........       4       5       1     --     --     --
                                        -----   -----   -----   ----   ----   ----
Net periodic benefit cost ...........   $ (16)  $ (20)  $ (25)  $  8   $  9   $ 11
                                        =====   =====   =====   ====   ====   ====

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2010 were as follows:

                                                                 OTHER
                                                            POSTRETIREMENT
                                         PENSION BENEFITS      BENEFITS
                                         ----------------   --------------
                                                   (IN MILLIONS)
Amortization of prior service cost ...         $(4)               $--
Amortization of actuarial loss, net ..          15                 --
                                               ---                ---
Total ................................         $11                $--
                                               ===                ===

ASSUMPTIONS

Weighted-average assumptions used to determine benefit obligations were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                            ---------------------------------
                                                                    OTHER
                                                               POSTRETIREMENT
                                            PENSION BENEFITS      BENEFITS
                                            ----------------   --------------
                                               2009   2008      2009   2008
                                               ----   ----      ----   ----
Discount rate............................      5.50%  6.00%     5.50%  6.00%
Rate of compensation increase............      4.35%  4.10%      N/A    N/A
Health care cost trend rate for following
   year..................................                       8.50%  8.50%
Ultimate trend rate......................                       5.00%  5.00%
Year ultimate rate reached...............                       2028   2016

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                                               OTHER
                                                                          POSTRETIREMENT
                                                    PENSION BENEFITS         BENEFITS
                                                   ------------------   ------------------
                                                   2009   2008   2007   2009   2008   2007
                                                   ----   ----   ----   ----   ----   ----
Discount rate...................................   6.00%  6.00%  5.75%  6.00%  6.00%  5.75%
Expected long-term return on plan assets........   8.00%  8.00%  8.25%  8.00%  8.00%  8.25%
Rate of compensation increase...................   4.10%  5.10%  4.00%   N/A    N/A    N/A
Health care cost trend rate for following year..                        8.50%  9.00%  9.50%
Ultimate trend rate.............................                        5.00%  5.00%  5.00%
Year ultimate rate reached......................                         2016   2016  2016

The overall expected long-term rate of return on plan assets assumption reflects the Company's best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                        ONE-PERCENTAGE   ONE-PERCENTAGE
                                                                        POINT INCREASE   POINT DECREASE
                                                                        --------------   --------------
                                                                                 (IN MILLIONS)
Effect on total service and interest costs in 2009...................         $ 1             $ (1)
Effect on postretirement benefit obligation as of December 31, 2009..          20              (17)

PLAN ASSETS

The Company's overall investment strategy is to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $702 million and $617 million at December 31, 2009 and 2008, respectively, were investments managed by related parties. Welfare plan assets of $185 million and $132 million at December 31, 2009 and 2008, respectively, were investments in related parties.

The plans do not own any of the Company's or MFC's common stock at December 31, 2009 and 2008.

FAIR VALUE MEASUREMENTS

VALUATION HIERARCHY

Following ASC 820 guidance, fair value measurements of pension and other postretirement benefit plan assets are categorized according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans' valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS - (CONTINUED)

The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets that the Plan has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets identical to those being measured.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly. These include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

- Level 3 - Fair value measurements using significant nonmarket observable inputs. These include valuations for assets that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities and impaired securities, as well as lower quality securities that have little or no price transparency.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of plan assets under the exit value approach of ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the plans use quoted market prices to determine fair value and classify such items within Level 1. If quoted market prices are not available, fair value is based upon matrix pricing models which discount expected cash flows utilizing independently-sourced market interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The plans classify financial instruments in Level 3 of the fair value hierarchy when there is an unobservable input to the valuation model that is significant to the fair value measurement in its entirety. In addition to these unobservable inputs, the valuation models for Level 3 financial instruments also typically rely on a number of inputs that are readily observable either directly or indirectly. Thus, the gains and losses presented below include changes in the fair value related to both observable and unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

DOMESTIC EQUITY - Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

INTERNATIONAL EQUITY - Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values ("NAV"), and these investments are included in Level
1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

DOMESTIC FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

INTERNATIONAL FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

PRIVATE EQUITY - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

TIMBER/AGRICULTURE - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

401(H) ACCOUNT NET ASSETS - Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company's pension plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

                                                 DECEMBER 31, 2009
                                     ----------------------------------------
                                       TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                  (IN MILLIONS)
Assets:
   Cash and cash equivalents......     $   26      $ 26      $ --      $ --
   Equity
      Domestic....................        783       331       452        --
      International...............        268       108       160        --
   Fixed Income
      Domestic (a)................        437       142       215        80
      International (b)...........        121        80        41        --
   Other Types of Investments
      Private Equity (c)..........        129        --        --       129
      Timber / Agriculture (d)....         79        --        --        79
                                       ------      ----      ----      ----
Total Assets at Fair Value........     $1,843      $687      $868      $288
                                       ======      ====      ====      ====

                                                DECEMBER 31, 2008
                                     ----------------------------------------
                                       TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                     (IN MILLIONS)
Assets:
   Cash and cash equivalents......     $   18      $ 18      $ --      $ --
   Equity
      Domestic....................        633       322       311        --
      International...............        209        81       128        --
   Fixed Income
      Domestic (e)................        430       131       226        73
      International (f)...........        116        74        42        --
   Other Types of Investments
      Private Equity (c)..........        150        --        --       150
      Timber / Agriculture (d)....         72        --        --        72
                                       ------      ----      ----      ----
Total Assets at Fair Value........     $1,628      $626      $707      $295
                                       ======      ====      ====      ====

(a) This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

(e) This category consists of approximately 32% corporate bonds from U.S. issuers in diverse industries, 29% mortgage-backed securities, 17% invested in the general account of the Company, 14% cash and other domestic fixed income investments, 7% U.S. Treasuries and other government debt, and 1% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(f) This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

                                                                 DOMESTIC     PRIVATE     TIMBER /
                                                               FIXED INCOME   EQUITY    AGRICULTURE
                                                               ------------   -------   -----------
                                                                           (IN MILLIONS)
Balance at January 1, 2009..................................       $ 73        $150        $72
   Actual return on plan assets:
      Relating to assets still held at the reporting date...         18         (19)         6
      Relating to assets sold during the period.............         --           5          2
   Purchases, sales, and settlements........................        (11)         (7)        (1)
   Transfers in and/or out of Level 3.......................         --          --         --
                                                                   ----        ----        ---
Balance at December 31, 2009................................       $ 80        $129        $79
                                                                   ====        ====        ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of the Company's other postretirement benefit plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

                                                 DECEMBER 31, 2009
                                     ----------------------------------------
                                        TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                   (IN MILLIONS)
Assets:
   Cash and cash equivalents......      $ 23        $23      $ --       $--
   Equity
      Domestic ...................       129         14       115        --
      International...............        22         11        11        --
   Fixed Income
      Domestic (a)................       124         24        98         2
      International (b)...........         3          2         1        --
   Other Types of Investments
      Private Equity (c)..........         3         --        --         3
      Timber / Agriculture (d)....         2         --        --         2
                                        ----        ---      ----       ---
Total Assets at Fair Value........      $306        $74      $225       $ 7
                                        ====        ===      ====       ===

                                                  DECEMBER 31, 2008
                                     ----------------------------------------
                                        TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                   (IN MILLIONS)
Assets:
   Cash and cash equivalents......      $ 20        $20      $ --       $--
   Equity
      Domestic....................        99         11        88        --
      International...............        17          9         8        --
   Fixed Income
      Domestic (e)................       102         21        79         2
      International (f)...........         2          1         1        --
   Other Types of Investments
      Private Equity (c)..........         3         --        --         3
      Timber / Agriculture (d)....         2         --        --         2
                                        ----        ---      ----       ---
Total Assets at Fair Value........      $245        $62      $176       $ 7
                                        ====        ===      ====       ===

(a) This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

(e) This category consists of approximately 49 % mortgage-backed securities, 35% corporate bonds from U.S. issuers in diverse industries, 10% U.S. Treasuries and other government debt, 4% cash and domestic fixed equities, 1% sovereign debt, and 1% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(f) This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 of $7 million is unchanged from the fair value reported at December 31, 2008.

RISK MANAGEMENT PRACTICES AND INVESTMENT GOALS

Investment allocation decisions for plan assets are made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the "Statement"), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company's board of directors has delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the "Committee"), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan's ongoing obligations and minimize the likelihood of a significant deterioration in the Plan's funded status resulting from capital market activity, the Investment Committee retains an Investment Advisor, John Hancock Investment Management Services, LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

INVESTMENT POLICIES AND STRATEGIES

The overall investment policies and strategies of the Plan are based on the guiding principle of diversification. Plan investments are allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

LIABILITY-HEDGING ASSETS - These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

RETURN-SEEKING ASSETS - All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

The Plan's current asset allocation policy is formalized in the most recent Statement, and it is based on an assessment of the Plan's long-term goals and desired risk levels.

ASSET CLASS            INITIAL TARGET   DYNAMIC POLICY CATEGORY
-----------            --------------   -----------------------
U.S equity                  39%          Return-Seeking Assets
International equity        13%          Return-Seeking Assets
Alternatives                13%          Return-Seeking Assets
                           ---
Total                       65%
Fixed Income                35%         Liability-Hedging Assets
                           ---
Total                      100%

The Investment Committee intends for the preceding target asset allocation to adjust periodically based on the funded status of the Plan and reviews the funded ratio and asset allocation for the Plan on a monthly basis. Theoretically, an overfunded pension plan would not require the same level of capital appreciation from invested assets as an underfunded plan. As such, the Plan's asset allocation policy is dynamic, in that the asset allocations are revised in response to the funded status of the plan. The policy is intended to facilitate the Plan's long-term goal of reaching and maintaining fully funded status.

PERMITTED AND PROHIBITED INVESTMENTS

Plan investments are permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies may be used. In order to fulfill its fiduciary responsibility and to ensure that plan assets

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS - (CONTINUED)

are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan is not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan's fixed income exposure is achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, is not to exceed the maximum quality limits outlined below. Each mutual fund investment is governed by its own prospectus, and therefore not subject to these quality limits.

INVESTMENT RATING   MAXIMUM LIMIT
-----------------   -------------
AAA                     100%
AA                       90%
A                        75%
BBB & Lower              45%
BB & Lower                8%

Equities

The Plan's domestic and international equity investments are required to be fully diversified across sectors and countries at all times. In addition, the Plan is prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan is also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives is permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also be used to replicate direct investments, in instances where the Plan will benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes is prohibited. The Plan is also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan is permitted to invest in options and futures on any securities that are not specifically prohibited by the Statement, but it is prohibited from selling derivatives on securities it does not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan is permitted to make investments in alternative asset classes. The Plan is permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds are prohibited. The Investment Committee is required to approve any proposed investments in other assets that are not specifically permitted above.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CASH FLOWS

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

                                                                      OTHER
                                                                  POSTRETIREMENT
                                                                    BENEFITS-
                                         OTHER POSTRETIREMENT     MEDICARE PART D
                    PENSION BENEFITS    BENEFITS GROSS PAYMENTS      SUBSIDY
                    ----------------    -----------------------   ---------------
                                            (IN MILLIONS)
2010.............         $210                   $ 49                   $ 3
2011.............          202                     49                     3
2012.............          197                     49                     4
2013.............          197                     49                     4
2014.............          195                     48                     4
2015-2019........          957                    227                    18

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS

COMMITMENTS. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,711 million and $11 million, respectively, at December 31, 2009. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2010.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $26 million, $22 million, and $24 million for the years ended December 31, 2009, 2008, and 2007, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

                        NON-
                    CANCELABLE
                     OPERATING   SUB-LEASE
                      LEASES       INCOME
                    ----------   ----------
                        (IN MILLIONS)
2010.............     $ 52         $17
2011.............       46          17
2012.............       43          17
2013.............       40          17
2014.............       30          14
Thereafter.......      207           4
                      ----         ---
Total............     $418         $86
                      ====         ===

GUARANTEES. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2009.

CONTINGENCIES. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2009 and 2008, the Company increased this provision by $186 million and $192 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS - (CONTINUED)

tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $282 million at December 31, 2009. See Note 19 -- Subsequent Events.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower will be substantially complete in early 2010. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the demised premises. At that time, the Company may exercise its call option to purchase the partner developer's interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer's entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $8 million. This estimate is 20% of the $135 million cost of construction, net of $95 million of related loans payable.

LEGAL PROCEEDINGS. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

NOTE 12 -- SHAREHOLDER'S EQUITY

CAPITAL STOCK

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss) were as follows:

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2007 ..........        $ 477           $295          $31            $113            $  916
Gross unrealized investment gains
   (net of deferred income tax
   expense of $230 million) .........          428             --           --              --               428
Reclassification adjustment for gains
   realized in net income (net of
   deferred income tax benefit of
   $124 million) ....................         (229)            --           --              --              (229)
Adjustment for policyholder
   liabilities (net of deferred
   income tax expense of $3
   million) .........................            4             --           --              --                 4
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax benefit of $28 million) ......          (53)            --           --              --               (53)
Adjustment for policyholder dividend
   obligation (net of deferred income
   tax benefit of $27 million) ......          (50)            --           --              --               (50)
                                             -----           ----          ---            ----            ------
Net unrealized investment gains .....          100             --           --              --               100
Foreign currency translation
   adjustment .......................           --             --           (4)             --                (4)
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax expense
      of $13 million) ...............           --             --           --              24                24
   Change in net actuarial gain
      (net of deferred income tax
      benefit of $4 million) ........           --             --           --              (8)               (8)
Net gains on the effective portion of
   the change in fair value of cash
   flow hedges (net of deferred
   income tax expense of $39
   million) .........................           --             71           --              --                71
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $8 million) ......................           --            (16)          --              --               (16)
                                             -----           ----          ---            ----            ------
BALANCE AT DECEMBER 31, 2007 ........        $ 577           $350          $27            $129            $1,083
                                             =====           ====          ===            ====            ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2008 ..........       $   577         $  350         $ 27           $ 129          $ 1,083
Gross unrealized investment losses
   (net of deferred income tax
   benefit of $1,574 million) .......        (2,932)            --           --              --           (2,932)
Reclassification adjustment for gains
   realized in net income (net of
   deferred income tax benefit of
   $101 million) ....................          (187)            --           --              --             (187)
Adjustment for policyholder
   liabilities (net of deferred
   income tax expense of $87
   million) .........................           162             --           --              --              162
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax expense of $216 million) .....           403             --           --              --              403
Adjustment for policyholder dividend
   obligation (net of deferred income
   tax expense of $11 million) ......            20             --           --              --               20
                                            -------         ------         ----           -----          -------
Net unrealized investment losses ....        (2,534)            --           --              --           (2,534)
Foreign currency translation
   adjustment .......................            --             --          (23)             --              (23)
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax benefit
      of $1 million) ................            --             --           --              (1)              (1)
   Change in net actuarial loss (net
      of deferred income tax benefit
      of $359 million) ..............            --             --           --            (666)            (666)
Net gains on the effective portion of
   the change in fair value of cash
   flow hedges (net of deferred
   income tax expense of $586
   million) .........................            --          1,086           --              --            1,086
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $17 million) .....................            --            (31)          --              --              (31)
                                            -------         ------         ----           -----          -------
BALANCE AT DECEMBER 31, 2008 ........       $(1,957)        $1,405         $  4           $(538)         $(1,086)
                                            =======         ======         ====           =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2009 ..........       $(1,957)       $ 1,405         $ 4            $(538)         $(1,086)
Gross unrealized investment gains
   (net of deferred income tax
   expense of $1,400 million) .......         2,600             --          --               --            2,600
Reclassification adjustment for
   losses realized in net income (net
   of deferred income tax expense of
   $109 million) ....................           202             --          --               --              202
Adjustment for policyholder
   liabilities (net of deferred
   income tax benefit of $59
   million) .........................          (110)            --          --               --             (110)
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax benefit of $289 million) .....          (537)            --          --               --             (537)
                                            -------        -------         ---            -----          -------
Net unrealized investment gains .....         2,155             --          --               --            2,155
Foreign currency translation
   adjustment .......................            --             --           5               --                5
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax benefit
      of $1 million) ................            --             --          --               (2)              (2)
   Change in net actuarial loss (net
      of deferred income tax expense
      of $31 million) ...............            --             --          --               60               60
   Net unrealized gain on split-
      dollar life insurance benefit
      (net of deferred income tax
      expense of $1 million) ........            --             --          --                2                2
Net losses on the effective portion
   of the change in fair value of
   cash flow hedges (net of deferred
   income tax benefit of $538
   million) .........................            --         (1,000)         --               --           (1,000)
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $3 million) ......................            --             (5)         --               --               (5)
                                            -------        -------         ---            -----          -------
BALANCE AT DECEMBER 31, 2009 ........       $   198        $   400         $ 9            $(478)         $   129
                                            =======        =======         ===            =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

Net unrealized investment gains (losses) included on the Company's Consolidated Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                      DECEMBER 31,
                                                                                ------------------------
                                                                                 2009     2008     2007
                                                                                -----   -------   ------
                                                                                      (IN MILLIONS)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:
      Fixed maturities.......................................................   $ 547   $(3,345)  $  815
      Equity securities......................................................     249       (79)     461
      Other investments......................................................      (3)      (91)       4
                                                                                -----   -------   ------
   Total (1).................................................................     793    (3,515)   1,280
Amounts of unrealized investment gains (losses) attributable to:
      Deferred policy acquisition costs, deferred sales inducements, value of
         business acquired, and unearned revenue liability...................    (368)      458     (159)
      Policyholder liabilities...............................................    (121)       49     (200)
      Policyholder dividend obligation.......................................      --        --      (31)
      Deferred income taxes..................................................    (106)    1,051     (313)
                                                                                -----   -------   ------
   Total.....................................................................    (595)    1,558     (703)
                                                                                -----   -------   ------
Net unrealized investment gains (losses).....................................   $ 198   $(1,957)  $  577
                                                                                =====   =======   ======

(1) Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions, for information on the associated MRBL reinsurance agreement.

STATUTORY RESULTS

The Company and its wholly-owned subsidiaries, John Hancock Life Insurance Company of New York and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA's authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset ("DTA") instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company's risk-based capital ratio of total adjusted capital to company action level risk-based capital was in excess of 300% at December 31, 2009.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company's earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, do not exceed the greater of 10% of the Company's surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

NOTE 13 -- SEGMENT INFORMATION

The Company operates in the following three business segments: (1) Insurance and
(2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

INSURANCE SEGMENT. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

WEALTH MANAGEMENT SEGMENT. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment's consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

CORPORATE AND OTHER SEGMENT. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2009
   Revenues from external customers .........................................    $ 4,366     $  2,652     $   535    $  7,553
   Net investment income ....................................................      2,265        1,624         457       4,346
   Net realized investment and other losses .................................       (732)      (1,103)         (2)     (1,837)
   Inter-segment revenues ...................................................         --            1          (1)         --
                                                                                 -------     --------     -------    --------
   Revenues .................................................................    $ 5,899     $  3,174     $   989    $ 10,062
                                                                                 =======     ========     =======    ========
   Total net (loss) income ..................................................    $  (258)    $    412     $   157    $    311
                                                                                 =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income of investees accounted for under the equity method ..    $    28     $      9     $    41    $     78
   Carrying value of investments accounted for under the equity method ......      1,622        1,123         314       3,059
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................        308          898           5       1,211
   Interest expense .........................................................         --           --          34          34
   Income tax (benefit) expense .............................................       (167)          63          97          (7)
   Segment assets ...........................................................    $75,509     $149,336     $22,729    $247,574

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2008
   Revenues from external customers .........................................    $ 3,407     $   (357)    $   520    $  3,570
   Net investment income ....................................................      2,300        1,578         563       4,441
   Net realized investment and other gains (losses) .........................        120          102        (445)       (223)
   Inter-segment revenues ...................................................         --            1          (1)         --
                                                                                 -------     --------     -------    --------
   Revenues .................................................................    $ 5,827     $  1,324     $   637    $  7,788
                                                                                 =======     ========     =======    ========
   Total net income (loss) ..................................................    $   272     $   (360)    $  (223)   $   (311)
                                                                                 =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted for under the equity
      method ................................................................    $     8     $     26     $   (38)   $     (4)
   Carrying value of investments accounted for under the equity method ......      1,418          991         438       2,847
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................       (362)          21           5        (336)
   Interest expense .........................................................         --           --          34          34
   Income tax expense (benefit) .............................................        137         (413)        (63)       (339)
   Segment assets ...........................................................    $67,127     $120,637     $25,528    $213,292


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2007
   Revenues from external customers .........................................     $3,931      $3,525      $  768      $ 8,224
   Net investment income ....................................................      2,246       1,888         705        4,839
   Net realized investment and other gains ..................................        146          11         150          307
   Inter-segment revenues ...................................................         --           1          (1)          --
                                                                                  ------      ------      ------      -------
   Revenues .................................................................     $6,323      $5,425      $1,622      $13,370
                                                                                  ======      ======      ======      =======
   Total net income .........................................................     $  569      $  513      $  440      $ 1,522
                                                                                  ======      ======      ======      =======
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted for under the equity
      method ................................................................     $  139      $   (3)     $   74      $   210
   Carrying value of investments accounted for under the equity method ......      1,155         369         883        2,407
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................        368         377           6          751
   Interest expense .........................................................          1          --          38           39
   Income tax expense .......................................................        281          96         275          652

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                INCOME
                                            (LOSS) BEFORE   LONG-LIVED
LOCATION                         REVENUES    INCOME TAXES     ASSETS      ASSETS
--------                         --------   -------------   ----------   --------
                                                   (IN MILLIONS)
2009
United States ................    $10,004      $  290          $198      $247,431
Foreign -- other .............         58          14            --           143
                                  -------      ------          ----      --------
Total ........................    $10,062      $  304          $198      $247,574
                                  =======      ======          ====      ========
2008
United States ................    $ 7,722      $ (670)         $234      $213,146
Foreign -- other .............         66          20            --           146
                                  -------      ------          ----      --------
Total ........................    $ 7,788      $ (650)         $234      $213,292
                                  =======      ======          ====      ========
2007
United States ................    $13,043      $2,155
Foreign -- other .............        327          19
                                  -------      ------
Total ........................    $13,370      $2,174
                                  =======      ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

                                                                                  DECEMBER 31,
                                                                    ----------------------------------------
                                                                            2009                 2008
                                                                    -------------------   ------------------
                                                                    CARRYING     FAIR     CARRYING     FAIR
                                                                      VALUE      VALUE      VALUE     VALUE
                                                                    --------   --------   --------   -------
                                                                                  (IN MILLIONS)
ASSETS:
   Fixed maturities (1):
      Available-for-sale ........................................   $ 53,569   $ 53,569    $47,522   $47,522
      Held-for-trading ..........................................      1,208      1,208      1,057     1,057
   Equity securities:
      Available-for-sale ........................................        558        558        616       616
   Mortgage loans on real estate ................................     12,623     13,252     12,472    12,067
   Policy loans .................................................      4,949      4,949      4,918     4,918
   Short-term investments .......................................      3,973      3,973      3,670     3,670
   Cash and cash equivalents ....................................      4,915      4,915      4,850     4,850
   Derivatives:
      Interest rate swap agreements .............................      1,770      1,770      5,194     5,194
      Inflation swaps ...........................................         70         70          1         1
      Cross currency rate swap agreements .......................        242        242        731       731
      Foreign exchange forward agreements .......................         43         43          3         3
      Interest rate options .....................................          1          1         --        --
      Total return swap agreements ..............................          8          8         --        --
      Embedded derivatives ......................................      1,711      1,711      4,640     4,640
   Assets held in trust .........................................      2,290      2,290      2,190     2,190
   Separate account assets ......................................    122,466    122,466     92,058    92,058
LIABILITIES:
   Consumer notes ...............................................      1,205      1,234      1,600     1,532
   Debt .........................................................        490        463        487       474
   Guaranteed investment contracts and funding agreements .......      2,701      2,760      4,701     4,603
   Fixed-rate deferred and immediate annuities ..................      9,255      8,696      8,283     8,171
   Supplementary contracts without life contingencies ...........         51         53         53        51
   Derivatives:
      Interest rate swap agreements .............................      1,318      1,318      2,101     2,101
      Inflation swaps ...........................................         --         --        128       128
      Cross currency rate swap agreements .......................        694        694        846       846
      Foreign exchange forward agreements .......................          1          1          3         3
      Total return swap agreements ..............................         --         --         12        12
      Equity swaps ..............................................         --         --         15        15
      Embedded derivatives ......................................      1,327      1,327      2,866     2,866

(1) Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease's expected internal rate of return in accordance with ASC 840.

As discussed in Note 1, the Company adopted ASC 820 and ASC 825 effective January 1, 2008. In conjunction with the adoption of ASC 825, the Company elected the fair value option for certain bonds that support certain actuarial liabilities to participating policyholders. These bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2009 and 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

- Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets - This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

- Other Financial Instruments Not Reported at Fair Value - This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

MORTGAGE LOANS ON REAL ESTATE - The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

POLICY LOANS - These loans are carried at unpaid principal balances, which approximate their fair values.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

CONSUMER NOTES, GUARANTEED INVESTMENT CONTRACTS, AND FUNDING AGREEMENTS - The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company's own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

DEBT - The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar type of borrowing arrangements. The carrying values for commercial paper and short-term borrowings approximate fair value.

FIXED-RATE DEFERRED AND IMMEDIATE ANNUITIES - The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company's own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON THE CONSOLIDATED BALANCE SHEETS

VALUATION HIERARCHY

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and certain separate account assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

- Level 3 - Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

FIXED MATURITIES

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

EQUITY SECURITIES

Equity securities with active markets are classified within Level 1, as fair values are based on quoted market prices.

SHORT-TERM INVESTMENTS

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

DERIVATIVES

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter ("OTC") derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company's derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

EMBEDDED DERIVATIVES

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements ("Reinsurance GMIB Assets"). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain ("GMWB") and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity's own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC's own credit risk, which is determined by taking into consideration publicly available information relating to MFC's debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies' publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company's separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company's general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser's review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following tables present the Company's assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009 and December 31, 2008:

                                                                          DECEMBER 31, 2009
                                                               ---------------------------------------
                                                                 TOTAL
                                                                 FAIR
                                                                 VALUE     LEVEL 1   LEVEL 2   LEVEL 3
                                                               --------   --------   -------   -------
                                                                            (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................   $ 42,505   $     --   $39,889    $2,616
      Commercial mortgage-backed securities ................      4,474         --     4,039       435
      Residential mortgage-backed securities ...............        476         --        16       460
      Collateralized debt obligations ......................        135         --        57        78
      Other asset-backed securities ........................      1,242         --     1,151        91
      U.S. Treasury and agency securities ..................      1,968         --     1,968        --
      Obligations of states and political subdivisions .....      1,491         --     1,261       230
      Debt securities issued by foreign governments ........      1,278         --     1,213        65
                                                               --------   --------   -------    ------
   Total fixed maturities available-for-sale ...............     53,569         --    49,594     3,975
   Fixed maturities held-for-trading (1):
      Corporate debt securities ............................        898         --       882        16
      Commercial mortgage-backed securities ................        216         --       206        10
      Residential mortgage-backed securities ...............          3         --        --         3
      Collateralized debt obligations ......................          2         --         1         1
      Other asset-backed securities ........................         21         --        20         1
      U.S. Treasury and agency securities ..................         29         --        29        --
      Obligations of states and political subdivisions .....         26         --        23         3
      Debt securities issued by foreign governments ........         13         --        --        13
                                                               --------   --------   -------    ------
   Total fixed maturities held-for-trading .................      1,208         --     1,161        47
   Equity securities available-for-sale ....................        558        558        --        --
   Short-term investments ..................................      3,973         --     3,973        --
   Derivative assets (2) ...................................      2,134         --     2,074        60
   Embedded derivatives (3) ................................      1,711         --         8     1,703
   Assets held in trust (4) ................................      2,290        624     1,666        --
   Separate account assets (5) .............................    122,466    116,875     2,494     3,097
                                                               --------   --------   -------    ------
TOTAL ASSETS AT FAIR VALUE .................................   $187,909   $118,057   $60,970    $8,882
                                                               ========   ========   =======    ======
LIABILITIES:
   Derivative liabilities (2) ..............................   $  2,013   $     --   $ 1,987    $   26
   Embedded derivatives (3) ................................      1,327         --       688       639
                                                               --------   --------   -------    ------
TOTAL LIABILITIES AT FAIR VALUE ............................   $  3,340   $     --   $ 2,675    $  665
                                                               ========   ========   =======    ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                          DECEMBER 31, 2008
                                                               ---------------------------------------
                                                                 TOTAL
                                                                 FAIR
                                                                 VALUE     LEVEL 1   LEVEL 2   LEVEL 3
                                                               --------   --------   -------   -------
                                                                            (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................   $ 38,213    $    --   $36,421   $ 1,792
      Commercial mortgage-backed securities ................      4,236         --     3,790       446
      Residential mortgage-backed securities ...............        651         --        27       624
      Collateralized debt obligations ......................        172         --        84        88
      Other asset-backed securities ........................      1,333         --     1,034       299
      U.S. Treasury and agency securities ..................      1,483         --     1,483        --
      Obligations of states and political subdivisions .....        168         --       167         1
      Debt securities issued by foreign governments ........      1,266         --     1,204        62
                                                               --------    -------   -------   -------
   Total fixed maturities available-for-sale ...............     47,522         --    44,210     3,312
   Fixed maturities held-for-trading (1):
      Corporate securities .................................        834         --       818        16
      Commercial mortgage-backed securities ................        185         --       178         7
      Residential mortgage-backed securities ...............          4         --         1         3
      Collateralized debt obligations ......................          2         --         1         1
      Other asset-backed securities ........................         20         --        18         2
      Debt securities issued by foreign governments ........         12         --        --        12
                                                               --------    -------   -------   -------
   Total fixed maturities held-for-trading .................      1,057         --     1,016        41
   Equity securities available-for-sale ....................        616        616        --        --
   Short-term investments ..................................      3,670         --     3,670        --
   Derivative assets (2) ...................................      5,929         --     5,718       211
   Embedded derivatives (3) ................................      4,640         --       258     4,382
   Assets held in trust (4) ................................      2,190        497     1,693        --
   Separate account assets (5) .............................     92,058     87,841     1,245     2,972
                                                               --------    -------   -------   -------
TOTAL ASSETS AT FAIR VALUE .................................   $157,682    $88,954   $57,810   $10,918
                                                               ========    =======   =======   =======
LIABILITIES:
   Derivative liabilities (2) ..............................   $  3,105    $    --   $ 3,089   $    16
   Embedded derivatives (3) ................................      2,866         --        --     2,866
                                                               --------    -------   -------   -------
TOTAL LIABILITIES AT FAIR VALUE ............................   $  5,971    $    --   $ 3,089   $ 2,882
                                                               ========    =======   =======   =======

(1) Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease's expected internal rate of return in accordance with ASC 840.

(2) Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.

(3) Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.

(4) Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(5) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

LEVEL 3 FINANCIAL INSTRUMENTS

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2009 and 2008 are summarized as follows:

                                                                                                    NET        SEPARATE
                                                                        FIXED         NET         EMBEDDED      ACCOUNT
                                                                     MATURITIES   DERIVATIVES   DERIVATIVES   ASSETS (6)
                                                                     ----------   -----------   -----------   ----------
                                                                                        (IN MILLIONS)
BALANCE AT JANUARY 1, 2009 .......................................   $3,353        $ 195         $1,516         $2,972
   Net realized/unrealized gains (losses) included in:
      Net loss ...................................................       (6)(1)      (38)(4)       (452)(5)       (493)
      Other comprehensive income (loss) ..........................      764(2)       (12)            --             (1)
   Purchases, issuances, (sales), and (settlements), net .........     (335)          --             --            619
   Transfers in and/or (out) of Level 3, net (3) .................      246         (111)            --             --
                                                                     ------        -----         ------         ------
BALANCE AT DECEMBER 31, 2009 .....................................   $4,022        $  34         $1,064         $3,097
                                                                     ======        =====         ======         ======
Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and
   liabilities still held at December 31, 2009 ...................   $    5        $ (32)        $ (452)        $ (389)

                                                                                                              NET        SEPARATE
                                                                     FIXED       EQUITY         NET         EMBEDDED      ACCOUNT
                                                                  MATURITIES   SECURITIES   DERIVATIVES   DERIVATIVES   ASSETS (6)
                                                                  ----------   ----------   -----------   -----------   ----------
                                                                                            (IN MILLIONS)
BALANCE AT JANUARY 1, 2008 ....................................   $5,023          $ 4         $ (7)        $   14       $2,882
   Net realized/unrealized gains (losses) included in:
      Net (loss) income .......................................     (454)(1)        4          187(4)       1,502(5)       (15)
      Other comprehensive loss ................................     (899)(2)       --           --             --           --
   Purchases, issuances, (sales), and (settlements), net ......     (290)          (8)           5             --          105
   Transfers in and/or (out) of Level 3, net (3) ..............      (27)          --           10             --           --
                                                                  ------          ---         ----         ------       ------
BALANCE AT DECEMBER 31, 2008 ..................................   $3,353          $--         $195         $1,516       $2,972
                                                                  ======          ===         ====         ======       ======
Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to
   assets and liabilities still held at December 31, 2008 .....   $   34          $--         $187         $1,502       $  (15)

(1) This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.

(2) This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS - (CONTINUED)

(3) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

(4) This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2009 and 2008. All gains and losses related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately by security.

(5) This amount is included in benefits to policyholders on the Consolidated Statements of Operations. All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.

(6) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A NONRECURRING BASIS

Certain financial assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS

The changes in the carrying value of goodwill by segment were as follows:

                                                   WEALTH     CORPORATE AND
                                     INSURANCE   MANAGEMENT       OTHER        TOTAL
                                     ---------   ----------   -------------   ------
                                                      (IN MILLIONS)
Balance at January 1, 2009 .......     $1,600      $1,307          $146       $3,053
Dispositions and other, net ......         --          --            --           --
                                       ------      ------          ----       ------
Balance at December 31, 2009 .....     $1,600      $1,307          $146       $3,053
                                       ======      ======          ====       ======

                                                   WEALTH     CORPORATE AND
                                     INSURANCE   MANAGEMENT       OTHER        TOTAL
                                     ---------   ----------   -------------   ------
                                                      (IN MILLIONS)
Balance at January 1, 2008 .......     $1,600      $1,307          $156       $3,063
Dispositions and other, net (1) ..         --          --           (10)         (10)
                                       ------      ------          ----       ------
Balance at December 31, 2008 .....     $1,600      $1,307          $146       $3,053
                                       ======      ======          ====       ======

(1)  The Company reduced goodwill by $10 million for excess severance accruals.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2009 or 2008, and there were no accumulated impairment losses at December 31, 2009 or 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS - (CONTINUED)

VALUE OF BUSINESS ACQUIRED

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

                                                      DECEMBER 31,
                                                    ---------------
                                                     2009     2008
                                                    ------   ------
                                                     (IN MILLIONS)
Balance, beginning of year ......................   $2,564   $2,375
Amortization ....................................      (15)     (59)
Change in unrealized investment (losses) gains ..     (342)     248
Adoption of ASC 320 (Note 1) ....................      (36)      --
                                                    ------   ------
Balance, end of year ............................   $2,171   $2,564
                                                    ======   ======

The following table provides estimated future amortization for the periods indicated:

                VOBA
           AMORTIZATION
           -------------
           (IN MILLIONS)
2010 ...        $62
2011 ...         65
2012 ...         63
2013 ...         58
2014 ...         50

OTHER INTANGIBLE ASSETS

Other intangible asset balances were as follows:

                                                   GROSS     ACCUMULATED      NET
                                                 CARRYING        NET       CARRYING
                                                  AMOUNT    AMORTIZATION    AMOUNT
                                                 --------   ------------   --------
                                                            (IN MILLIONS)
DECEMBER 31, 2009
Not subject to amortization:
   Brand name ................................    $  600         $--        $  600
   Investment management contracts ...........       295          --           295
Subject to amortization:
   Distribution networks .....................       397          37           360
   Other investment management contracts .....        64          25            39
                                                  ------         ---        ------
Total ........................................    $1,356         $62        $1,294
                                                  ======         ===        ======
DECEMBER 31, 2008
Not subject to amortization:
   Brand name ................................    $  600         $--        $  600
   Investment management contracts ...........       295          --           295
Subject to amortization:
   Distribution networks .....................       397          27           370
   Other investment management contracts .....        64          21            43
                                                  ------         ---        ------
Total ........................................    $1,356         $48        $1,308
                                                  ======         ===        ======

Amortization expense (net of tax) for other intangible assets was $9 million, $8 million, and $8 million for the years ended December 31, 2009, 2008, and 2007, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $9 million in 2010, $10 million in 2011, $11 million in 2012, $11 million in 2013, and $12 million in 2014.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 16 -- CERTAIN SEPARATE ACCOUNTS

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Consolidated Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

                                                      DECEMBER 31,
                                                    ---------------
                                                     2009     2008
                                                    ------   ------
                                                     (IN MILLIONS,
                                                    EXCEPT FOR AGE)
LIFE INSURANCE CONTRACTS WITH GUARANTEED BENEFITS
   In the event of death
   Account value ................................   $6,969   $5,739
   Net amount at risk related to deposits .......      208      618
   Average attained age of contract holders .....       50       47

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit ("GMDB") features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit ("GMIB") riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit ("GMWB") rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                 DECEMBER 31,
                                                              ------------------
                                                                2009      2008
                                                              -------   --------
                                                                 (IN MILLIONS,
                                                               EXCEPT FOR AGES
                                                                 AND PERCENTS)
GUARANTEED MINIMUM DEATH BENEFIT
   Return of net deposits
   In the event of death
      Account value .......................................   $23,472   $16,564
      Net amount at risk- net of reinsurance ..............       309       886
      Average attained age of contract holders ............        64        63
   Return of net deposits plus a minimum return
   In the event of death
      Account value .......................................   $   744   $   775
      Net amount at risk- net of reinsurance ..............       238       314
      Average attained age of contract holders ............        70        69
      Guaranteed minimum return rate ......................         5%        5%
   Highest specified anniversary account value minus
      withdrawals post anniversary
   In the event of death
      Account value .......................................   $28,414   $22,944
      Net amount at risk- net of reinsurance ..............       696     1,456
      Average attained age of contract holders ............        64        64
GUARANTEED MINIMUM INCOME BENEFIT
      Account value .......................................   $ 6,293   $ 5,488
      Net amount at risk- net of reinsurance ..............        54        96
      Average attained age of contract holders ............        63        63
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
      Account value .......................................   $35,595   $24,769
      Net amount at risk ..................................     1,012     1,812
      Average attained age of contract holders ............        63        63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

                    DECEMBER 31,
                   -------------
                    2009   2008
                    ----   ----
                   (IN BILLIONS)
TYPE OF FUND
Equity .........     $28    $22
Balanced .......      22     14
Bond ...........       7      5
Money Market ...       2      3
                     ---    ---
   Total .......     $59    $44
                     ===    ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                      GUARANTEED   GUARANTEED   GUARANTEED
                                        MINIMUM      MINIMUM      MINIMUM
                                         DEATH       INCOME     WITHDRAWAL
                                        BENEFIT      BENEFIT      BENEFIT
                                        (GMDB)       (GMIB)       (GMWB)       TOTAL
                                      ----------   ----------   ----------   -------
                                                       (IN MILLIONS)
Balance at January 1, 2009 ........     $ 424       $   442      $ 2,890     $ 3,756
Incurred guarantee benefits .......      (192)         (166)          --        (358)
Other reserve changes .............        (1)          (67)      (2,227)     (2,295)
                                        -----       -------      -------     -------
Balance at December 31, 2009 ......       231           209          663       1,103
Reinsurance recoverable ...........      (104)       (1,177)        (548)     (1,829)
                                        -----       -------      -------     -------
Net balance at December 31, 2009 ..     $ 127       $  (968)     $   115     $  (726)
                                        =====       =======      =======     =======
Balance at January 1, 2008 ........     $ 140       $   160      $   568     $   868
Incurred guarantee benefits .......      (126)          (74)          --        (200)
Other reserve changes .............       410           356        2,322       3,088
                                        -----       -------      -------     -------
Balance at December 31, 2008 ......       424           442        2,890       3,756
Reinsurance recoverable ...........      (259)       (2,056)      (2,352)     (4,667)
                                        -----       -------      -------     -------
Net balance at December 31, 2008 ..     $ 165       $(1,614)     $   538     $  (911)
                                        =====       =======      =======     =======

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

     - Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

     - For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

     - Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

     - Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

     - Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% and 41.5% for GMIB and GMWB.

     - The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 17 -- DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

                                                         DECEMBER 31,
                                                       ----------------
                                                         2009     2008
                                                       -------   ------
                                                         (IN MILLIONS)
Balance, beginning of year .........................   $ 9,419   $6,718
Capitalization .....................................     1,579    1,893
Amortization (1) ...................................    (1,119)     398
Change in unrealized investment gains and losses ...      (704)     410
Adoption of ASC 320 (Note 1) .......................        11       --
                                                       -------   ------
Balance, end of year ...............................   $ 9,186   $9,419
                                                       =======   ======

(1) In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

                                                       DECEMBER 31,
                                                       ------------
                                                        2009   2008
                                                        ----   ----
                                                       (IN MILLIONS)
Balance, beginning of year .........................    $427   $313
Capitalization .....................................      63    116
Amortization .......................................     (77)    (3)
Change in unrealized investment gains and losses ...     (12)     1
Adoption of ASC 320 (Note 1) .......................     (22)    --
                                                        ----   ----
Balance, end of year ...............................    $379   $427
                                                        ====   ====

NOTE 18 -- SHARE-BASED PAYMENTS

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

STOCK OPTIONS (ESOP)

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five day average closing market price of MFC's common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units ("DSUs") under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. In 2009, 2008, and 2007, 56,000, 217,000, and 191,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000, and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units are discussed below. The DSUs issued in 2009, 2008, and 2007 vested immediately upon grant.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors

The Company recorded compensation expense for stock options granted of $9 million, $9 million, and $6 million for the years ended December 31, 2009, 2008, and 2007, respectively.

GLOBAL SHARE OWNERSHIP PLAN (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee's eligible contributions up to a maximum amount. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2009, 2008, and 2007.

RESTRICTED SHARE UNIT PLAN (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the years ended December 31, 2009, 2008, and 2007, 3.8 million, 1.8 million, and 1.5 million RSUs, respectively, were granted to certain eligible employees under this plan. During 2009, in addition to the RSUs, 0.6 million Special RSUs and
1.5 million Performance Share Units ("PSUs") were granted to eligible employees under this plan. There were no Special RSUs or PSUs granted in 2008 or 2007. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2009, 2008, and 2007, the Company granted 2.0 million, 0.7 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $14 million, $24 million, and $28 million for the years ended December 31, 2009, 2008, and 2007, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to Special RSUs was $2 million for the year ended December 31, 2009.

For the year ended December 31, 2009, the Company granted 0.4 million PSUs to certain eligible employees. PSUs vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date, subject to performance conditions that are equally weighted over the three performance periods, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to PSUs was $3 million for the year ended December 31, 2009.

NOTE 19 -- SUBSEQUENT EVENTS

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements through the date on which the consolidated financial statements were issued.

During the quarter ended March 31, 2010, the Company changed its assessment of the possible disallowance of the tax treatment and for interest on past due taxes related to the leveraged lease contingency disclosed in Note 11 - Commitments, Guarantees, Contingencies, and Legal Proceedings. Had this change been reflected in the results for the year ended December

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 19 -- SUBSEQUENT EVENTS - (CONTINUED)

31, 2009, the Company would have increased its provision by an additional $93 million and the maximum exposure would have decreased by $93 million.

                   AUDITED FINANCIAL STATEMENTS

                   John Hancock Life Insurance Company (U.S.A.)
                   Separate Account H
                   December 31, 2009

                  John Hancock Life Insurance Company (U.S.A.)
                               Separate Account H

                          Audited Financial Statements

                                December 31, 2009

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm .....    1
Statement of Assets and Liabilities ............................................    4
Statement of Operations and Changes in Contract Owners' Equity .................   30
Notes to Financial Statements ..................................................   87

(ERNST & YOUNG LOGO)                            ERNST & YOUNG LLP
                                                200 Clarendon Street
                                                Boston, Massachusetts 02116-5072

                                                Tel: + 1 617 266 2000
                                                Fax: + 1 617 266 5843
                                                www.ey.com

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H ("the Account,") comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
500 Index Series NAV
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Growth Series I
All Cap Growth Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series I
American Asset Allocation Series II
American Asset Allocation Series III
American Blue-Chip Income & Growth Series II
American Blue-Chip Income & Growth Series III
American Bond Series II
American Bond Series III
American Fundamental Holdings Series II
American Fundamental Holdings Series III
American Global Diversification Series II
American Global Growth Series II
American Global Growth Series III
American Global Small Capitalization Series II
American Global Small Capitalization Series III
American Growth Series II
American Growth Series III
American Growth-Income Series I
American Growth-Income Series II
American Growth-Income Series III
American High-Income Bond Series II
American High-Income Bond Series III
American International Series II
American International Series III
American New World Series II
American New World Series III
Balanced Series I
Basic Value Focus
Blue Chip Growth Series I
Blue Chip Growth Series II
Capital Appreciation Series I
Capital Appreciation Series II
Capital Appreciation Value Series II
CGTC Overseas Equity Series II
Core Allocation Plus Series I
Core Allocation Plus Series II
Core Allocation Series I
Core Allocation Series II
Core Balanced Series I
Core Balanced Series II
Core Balanced Strategy Series NAV
Core Disciplined Diversification Series II
Core Fundamental Holdings Series II
Core Fundamental Holdings Series III
Core Global Diversification Series II
Core Global Diversification Series III
Core Strategy Series II
Core Strategy Series NAV
Disciplined Diversification Series II
DWS Equity 500 Index
Equity- Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series I
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Bond Series I

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
International Core Series I
International Core Series II
International Equity Index A Series I
International Equity Index A Series II
International Equity Index Series NAV
International Small Company Series I
International Small Company Series II
International Value Series I
International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II
Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
Marisco International Opportunities Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
ML Global Allocation
Money Market Series I
Money Market Series II
Money Market Trust B Series NAV
Mutual Shares Series I
Natural Resources Series II
Optimized All Cap Series II
Optimized Value Series II
Pacific Rim Series I
Pacific Rim Series II
PIMCO All Asset
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Small Cap Index Series I
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Cap Value Focus
Small Company Value Series I
Small Company Value Series II
Smaller Company Growth Series I
Smaller Company Growth Series II
Strategic Bond Series I
Strategic Bond Series II
Strategic Income Series II
T Rowe Price Mid Value Series I
T Rowe Price Mid Value Series II
Total Bond Market Trust A Series II
Total Bond Market Trust A Series NAV
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
U.S. Government Securities Series I
U.S. Government Securities Series II
U.S. High Yield Series II
UBS Large Cap Series I
UBS Large Cap Series II
Utilities Series I
Utilities Series II
Value Series I
Value Series II
Wellington Small Cap Growth Series I
Wellington Small Cap Growth Series II
Wellington Small Cap Value Series I
Wellington Small Cap Value Series II
Wells Capital Core Bond Series II

as of December 31, 2009, and the related statements of operations and changes in contract owners' equity for the above mentioned sub-accounts and for the American Century - Small Company Series II, Emerging Small Company Series I, Emerging Small Company Series II, Global Allocation Series I, Global Allocation Series II, Income & Value Series I, Income & Value Series II, International Small Cap Series I, International Small Cap Series

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

II, LMFC Core Equity Series I, LMFC Core Equity Series II, Mid Cap Intersection Series I, Mid Cap Intersection Series II, Mid Cap Value Series I, Mid Cap Value Series II, PIM Classic Value Series II, Scudder Fixed Income - B, U.S. Large Cap Value Series I, and U.S. Large Cap Value Series II sub-accounts (the "closed sub-accounts") for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2009, and the results of their and the closed sub-accounts' operations and changes in contract owners' equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        (ERNST & YOUNG LLP)

April 7, 2010

                                   A member firm of Ernst & Young Global Limited

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     500 Index Fund B   500 Index    500 Index    500 Index   Active Bond   Active Bond
                                        Series NAV       Series I    Series II    Series NAV    Series I     Series II
                                     ----------------  -----------  -----------  -----------  -----------  ------------
TOTAL ASSETS
Investments at fair value               $50,844,059    $52,556,231  $45,925,356  $48,071,484  $66,650,000  $317,842,165
                                        ===========    ===========  ===========  ===========  ===========  ============
NET ASSETS
Contracts in accumulation               $50,839,253    $52,516,308  $45,925,356  $48,071,484  $66,520,828  $317,828,675
Contracts in payout (annuitization)           4,806         39,923                                129,172        13,490
                                        -----------    -----------  -----------  -----------  -----------  ------------
Total net assets                        $50,844,059    $52,556,231  $45,925,356  $48,071,484  $66,650,000  $317,842,165
                                        ===========    ===========  ===========  ===========  ===========  ============
Units outstanding                         5,401,407      5,498,354    3,663,218    3,111,404    4,629,413    22,493,252
Unit value                              $      9.41    $      9.56  $     12.54  $     15.45  $     14.40  $      14.13
Shares                                    3,655,216      5,395,917    4,729,697    5,007,446    7,244,565    34,548,061
Cost                                    $65,537,961    $56,538,787  $48,787,737  $44,167,317  $68,040,612  $325,604,386

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                       All Cap      All Cap      All Cap      All Cap      All Cap      All Cap
                                     Core Series  Core Series     Growth       Growth       Value        Value
                                          I           II         Series I    Series II     Series I    Series II
                                     -----------  -----------  -----------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $51,277,494  $ 8,269,956  $75,666,316  $11,664,090  $28,465,757  $28,320,941
                                     ===========  ===========  ===========  ===========  ===========  ===========
NET ASSETS
Contracts in accumulation            $51,224,210  $ 8,269,956  $75,473,883  $11,664,090  $28,465,757  $28,320,941
Contracts in payout (annuitization)       53,284                   192,433
                                     -----------  -----------  -----------  -----------  -----------  -----------
Total net assets                     $51,277,494  $ 8,269,956  $75,666,316  $11,664,090  $28,465,757  $28,320,941
                                     ===========  ===========  ===========  ===========  ===========  ===========
Units outstanding                      3,691,104      591,460    5,758,773    1,055,350    1,909,806    1,786,802
Unit value                           $     13.89  $     13.98  $     13.14  $     11.05  $     14.91  $     15.85
Shares                                 3,467,038      559,916    5,451,464      848,297    4,020,587    4,005,791
Cost                                 $48,820,141  $10,472,574  $73,997,500  $13,481,479  $32,010,169  $34,116,146

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                   American      American
                                       American       American       American        Blue-         Blue-
                                        Asset           Asset          Asset      Chip Income   Chip Income
                                      Allocation     Allocation     Allocation     & Growth      & Growth    American Bond
                                       Series I       Series II     Series III     Series II    Series III     Series II
                                     ------------  --------------  ------------  ------------  ------------  -------------
TOTAL ASSETS
Investments at fair value            $166,221,231  $1,272,060,357  $143,081,118  $ 72,695,308  $105,778,584   $686,247,710
                                     ============  ==============  ============  ============  ============   ============
NET ASSETS
Contracts in accumulation            $166,098,906  $1,272,060,357  $143,081,118  $ 72,594,108  $105,778,584   $686,247,710
Contracts in payout (annuitization)       122,325                                     101,200
                                     ------------  --------------  ------------  ------------  ------------   ------------
Total net assets                     $166,221,231  $1,272,060,357  $143,081,118  $ 72,695,308  $105,778,584   $686,247,710
                                     ============  ==============  ============  ============  ============   ============
Units outstanding                      15,780,832     121,061,600    12,626,075     4,709,739     9,829,728     53,291,427
Unit value                           $      10.53  $        10.51  $      11.33  $      15.44  $      10.76   $      12.88
Shares                                 16,655,434     127,460,958    14,365,574     7,078,414    10,319,862     58,703,825
Cost                                 $140,853,658  $1,315,185,832  $126,767,751  $100,212,729  $ 89,623,127   $744,416,457

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                       American       American       American       American     American
                                                      Fundamental   Fundamental       Global         Global       Global
                                     American Bond     Holdings       Holdings   Diversification     Growth       Growth
                                       Series III      Series II     Series III     Series II       Series II   Series III
                                     -------------  --------------  -----------  ---------------  ------------  ----------
TOTAL ASSETS
Investments at fair value             $136,900,813  $1,009,531,594  $57,027,889    $806,355,928   $182,646,259  $2,315,197
                                      ============  ==============  ===========    ============   ============  ==========
NET ASSETS
Contracts in accumulation             $136,900,813  $1,009,531,594  $57,027,889    $806,355,928   $182,646,259  $2,315,197
Contracts in payout (annuitization)
                                      ------------  --------------  -----------    ------------   ------------  ----------
Total net assets                      $136,900,813  $1,009,531,594  $57,027,889    $806,355,928   $182,646,259  $2,315,197
                                      ============  ==============  ===========    ============   ============  ==========
Units outstanding                       10,975,912      94,706,932    4,975,653      74,544,095     16,434,740     196,896
Unit value                            $      12.47  $        10.66  $     11.46    $      10.82   $      11.11  $    11.76
Shares                                  11,720,960     106,043,235    5,996,623      85,328,670     17,924,069     227,650
Cost                                  $132,853,732  $  975,806,057  $50,717,919    $808,966,587   $207,960,379  $1,939,894

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                        American        American
                                         Global          Global                                     American        American
                                         Small            Small         American       American      Growth-        Growth-
                                     Capitalization  Capitalization      Growth         Growth       Income          Income
                                       Series II       Series III       Series II     Series III    Series I       Series II
                                     --------------  --------------  --------------  -----------  ------------  ---------------
TOTAL ASSETS
Investments at fair value              $69,661,675    $30,698,325    $1,013,458,102  $61,648,679  $169,407,036  $   820,869,311
                                       ===========    ===========    ==============  ===========  ============  ===============
NET ASSETS
Contracts in accumulation              $69,640,859    $30,698,325    $1,013,340,881  $61,648,679  $169,166,223  $   820,735,428
Contracts in payout (annuitization)         20,816                          117,221                    240,813          133,883
                                       -----------    -----------    --------------  -----------  ------------  ---------------
Total net assets                       $69,661,675    $30,698,325    $1,013,458,102  $61,648,679  $169,407,036  $   820,869,311
                                       ===========    ===========    ==============  ===========  ============  ===============
Units outstanding                        7,182,756      2,977,421        64,065,633    5,974,669    10,752,046       55,869,154
Unit value                             $      9.70    $     10.31    $        15.82  $     10.32  $      15.76  $         14.69
Shares                                   8,293,057      3,654,563        76,660,976    4,670,354    12,502,364       60,625,503
Cost                                   $72,165,572    $23,075,354    $1,294,163,233  $53,793,699  $135,412,516  $ 1,008,932,462

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                       American     American     American
                                       Growth-    High-Income     High-        American       American      American
                                        Income        Bond     Income Bond  International  International   New World
                                      Series III   Series II    Series III    Series II      Series III    Series II
                                     -----------  -----------  -----------  -------------  -------------  -----------
TOTAL ASSETS
Investments at fair value            $69,673,749  $53,604,734  $16,993,355   $679,801,048   $10,332,013   $72,479,383
                                     ===========  ===========  ===========   ============   ===========   ===========
NET ASSETS
Contracts in accumulation            $69,673,749  $53,604,734  $16,993,355   $679,749,900   $10,332,013   $72,479,383
Contracts in payout (annuitization)                                                51,148
                                     -----------  -----------  -----------   ------------   -----------   -----------
Total net assets                     $69,673,749  $53,604,734  $16,993,355   $679,801,048   $10,332,013   $72,479,383
                                     ===========  ===========  ===========   ============   ===========   ===========
Units outstanding                      6,435,982    4,417,794    1,265,146     30,806,778       899,512     5,873,612
Unit value                           $     10.83  $     12.13  $     13.43   $      22.07   $     11.49   $     12.34
Shares                                 5,153,384    5,250,219    1,666,015     43,829,855       667,874     6,121,569
Cost                                 $59,724,283  $52,080,818  $17,074,906   $838,566,698   $10,047,138   $69,148,104

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                      American                            Blue Chip     Blue Chip      Capital
                                      New World  Balanced     Basic        Growth        Growth     Appreciation
                                     Series III  Series I  Value Focus    Series I      Series II     Series I
                                     ----------  --------  -----------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $1,529,386  $107,184  $ 9,606,351  $265,754,060  $113,765,343  $105,779,943
                                     ==========  ========  ===========  ============  ============  ============
NET ASSETS
Contracts in accumulation            $1,529,386  $107,184  $ 9,606,351  $265,335,343  $113,765,343  $105,659,714
Contracts in payout (annuitization)                                          418,717                     120,229
                                     ----------  --------  -----------  ------------  ------------  ------------
Total net assets                     $1,529,386  $107,184  $ 9,606,351  $265,754,060  $113,765,343  $105,779,943
                                     ==========  ========  ===========  ============  ============  ============
Units outstanding                       131,950     7,249      454,704    14,833,364     8,551,198    11,642,266
Unit value                           $    11.59  $  14.79  $     21.13  $      17.92  $      13.30  $       9.09
Shares                                  129,499     7,228      896,115    15,229,459     6,541,998    11,885,387
Cost                                 $1,254,184  $104,556  $12,461,292  $236,859,039  $114,424,224  $104,976,485

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                      Capital       CGTC         Core         Core
                                        Capital    Appreciation   Overseas    Allocation   Allocation      Core
                                     Appreciation      Value       Equity        Plus         Plus      Allocation
                                       Series II     Series II    Series II    Series I     Series II    Series I
                                     ------------  ------------  ----------  -----------  ------------  ----------
TOTAL ASSETS
Investments at fair value             $62,885,529  $315,680,032  $3,365,802  $19,574,372  $148,644,338  $3,560,646
                                      ===========  ============  ==========  ===========  ============  ==========
NET ASSETS
Contracts in accumulation             $62,885,529  $315,680,032  $3,365,802  $19,574,372  $148,644,338  $3,560,646
Contracts in payout (annuitization)
                                      -----------  ------------  ----------  -----------  ------------  ----------
Total net assets                      $62,885,529  $315,680,032  $3,365,802  $19,574,372  $148,644,338  $3,560,646
                                      ===========  ============  ==========  ===========  ============  ==========
Units outstanding                       4,634,291    27,231,439     233,650    1,748,762    13,789,949     240,937
Unit value                            $     13.57  $      11.59  $    14.41  $     11.19  $      10.78  $    14.78
Shares                                  7,121,804    27,546,251     352,071    1,932,317    14,659,205     241,236
Cost                                  $60,659,592  $262,785,093  $4,252,568  $17,356,507  $127,549,633  $3,469,863

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                              Core           Core           Core
                                         Core        Core         Core      Balanced     Disciplined    Fundamental
                                      Allocation   Balanced    Balanced     Strategy   Diversification    Holdings
                                      Series II    Series I    Series II   Series NAV     Series II      Series II
                                     -----------  ----------  -----------  ----------  ---------------  -----------
TOTAL ASSETS
Investments at fair value            $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925    $97,507,680
                                     ===========  ==========  ===========  ==========    ===========    ===========
NET ASSETS
Contracts in accumulation            $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925    $97,507,680
Contracts in payout (annuitization)
                                     -----------  ----------  -----------  ----------    -----------    -----------
Total net assets                     $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925    $97,507,680
                                     ===========  ==========  ===========  ==========    ===========    ===========
Units outstanding                      1,858,723     343,325    2,944,076     200,571      3,711,559      6,628,031
Unit value                           $     15.04  $    14.74  $     15.03  $    13.67    $     15.39    $     14.71
Shares                                 1,892,328     338,999    2,961,060     201,916      3,728,063      6,646,740
Cost                                 $27,010,430  $4,837,239  $41,592,222  $2,757,148    $54,185,957    $92,699,084

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                         Core
                                     Fundamental    Core Global      Core Global        Core         Core       Disciplined
                                       Holdings   Diversification  Diversification    Strategy     Strategy   Diversification
                                      Series III     Series II        Series III      Series II   Series NAV     Series II
                                     -----------  ---------------  ---------------  ------------  ----------  ---------------
TOTAL ASSETS
Investments at fair value             $9,425,361    $115,641,538      $6,222,893    $536,844,955  $6,030,992    $213,163,087
                                      ==========    ============      ==========    ============  ==========    ============
NET ASSETS
Contracts in accumulation             $9,425,361    $115,641,538      $6,222,893    $536,835,350  $6,030,992    $213,163,087
Contracts in payout (annuitization)                                                        9,605
                                      ----------    ------------      ----------    ------------  ----------    ------------
Total net assets                      $9,425,361    $115,641,538      $6,222,893    $536,844,955  $6,030,992    $213,163,087
                                      ==========    ============      ==========    ============  ==========    ============
Units outstanding                        651,197       7,610,718         416,864      43,900,932     422,492      18,658,677
Unit value                            $    14.47    $      15.19      $    14.93    $      12.23  $    14.27    $      11.42
Shares                                   643,369       7,602,994         409,670      46,480,083     523,978      19,308,251
Cost                                  $8,968,336    $111,576,344      $6,017,243    $538,534,459  $5,685,641    $174,678,272

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                 Financial    Financial     Founding
                                      DWS Equity  Equity-Income  Equity-Income    Services     Services    Allocation
                                      500 Index      Series I      Series II      Series I    Series II     Series I
                                     -----------  -------------   ------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $16,616,008   $270,462,107   $148,221,786  $17,661,712  $29,096,166  $42,902,752
                                     ===========   ============   ============  ===========  ===========  ===========
NET ASSETS
Contracts in accumulation            $16,609,317   $269,891,838   $148,221,786  $17,661,712  $29,074,030  $42,902,752
Contracts in payout (annuitization)        6,691        570,269                                   22,136
                                     -----------   ------------   ------------  -----------  -----------  -----------
Total net assets                     $16,616,008   $270,462,107   $148,221,786  $17,661,712  $29,096,166  $42,902,752
                                     ===========   ============   ============  ===========  ===========  ===========
Units outstanding                        956,770     11,371,365     10,954,397    1,449,855    2,251,332    3,793,835
Unit value                           $     17.37   $      23.78   $      13.53  $     12.18  $     12.92  $     11.31
Shares                                 1,423,823     22,042,552     12,109,623    1,669,349    2,760,547    4,598,366
Cost                                 $18,532,547   $339,381,066   $180,684,236  $18,222,912  $30,824,742  $37,480,829

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                        Founding      Fundamental   Fundamental
                                       Allocation        Value         Value     Global Bond   Global Bond  Global Trust
                                        Series II      Series I      Series II     Series I     Series II     Series I
                                     --------------  ------------  ------------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $1,261,885,677  $368,109,463  $305,287,199  $80,082,736  $176,112,067  $157,233,725
                                     ==============  ============  ============  ===========  ============  ============
NET ASSETS
Contracts in accumulation            $1,261,885,677  $367,442,329  $305,286,911  $80,053,836  $176,068,670  $157,068,457
Contracts in payout (annuitization)                       667,134           288       28,900        43,397       165,268
                                     --------------  ------------  ------------  -----------  ------------  ------------
Total net assets                     $1,261,885,677  $368,109,463  $305,287,199  $80,082,736  $176,112,067  $157,233,725
                                     ==============  ============  ============  ===========  ============  ============
Units outstanding                       128,398,406    28,241,296    22,342,435    3,158,491     9,499,821     9,049,797
Unit value                           $         9.83  $      13.03  $      13.66  $     25.35  $      18.54  $      17.37
Shares                                  134,961,035    28,781,037    23,906,593    6,596,601    14,602,991    11,527,399
Cost                                 $1,493,078,220  $306,210,941  $335,654,097  $89,439,833  $195,652,162  $150,042,375

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     Global Trust  Health Sciences  Health Sciences  High Income   High Yield   High Yield
                                       Series II      Series I         Series II      Series II     Series I    Series II
                                     ------------  ---------------  ---------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $30,509,687    $40,344,711      $47,856,831    $18,649,559  $67,491,418  $90,801,684
                                      ===========    ===========      ===========    ===========  ===========  ===========
NET ASSETS
Contracts in accumulation             $30,425,107    $40,342,139      $47,856,447    $18,649,559  $67,408,900  $90,733,130
Contracts in payout (annuitization)        84,580          2,572              384                      82,518       68,554
                                      -----------    -----------      -----------    -----------  -----------  -----------
Total net assets                      $30,509,687    $40,344,711      $47,856,831    $18,649,559  $67,491,418  $90,801,684
                                      ===========    ===========      ===========    ===========  ===========  ===========
Units outstanding                       2,125,503      2,244,079        2,552,746      1,626,192    3,881,038    5,173,978
Unit value                            $     14.35    $     17.98      $     18.75    $     11.47  $     17.39  $     17.55
Shares                                  2,243,359      3,001,839        3,628,266      1,965,180    8,260,884   11,019,622
Cost                                  $39,017,640    $41,935,461      $47,970,829    $17,370,717  $59,179,287  $81,120,482

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                     International   International  International  International
                                     International   International  Equity Index A  Equity Index A   Equity Index  Small Company
                                     Core Series I  Core Series II     Series I       Series II       Series NAV      Series I
                                     -------------  --------------  --------------  --------------  -------------  ------------
TOTAL ASSETS
Investments at fair value             $37,608,478     $26,618,220     $14,194,153     $15,752,698    $23,975,976    $48,283,062
                                      ===========     ===========     ===========     ===========    ===========    ===========
NET ASSETS
Contracts in accumulation             $37,518,518     $26,591,084     $14,155,172     $15,752,698    $23,951,912    $48,265,791
Contracts in payout (annuitization)        89,960          27,136          38,981                         24,064         17,271
                                      -----------     -----------     -----------     -----------    -----------    -----------
Total net assets                      $37,608,478     $26,618,220     $14,194,153     $15,752,698    $23,975,976    $48,283,062
                                      ===========     ===========     ===========     ===========    ===========    ===========
Units outstanding                       2,759,093       1,799,491         806,351         911,711      2,431,392      3,935,891
Unit value                            $     13.63     $     14.79     $     17.60     $     17.28    $      9.86    $     12.27
Shares                                  4,141,903       2,909,095         975,543       1,082,660      1,636,585      5,499,210
Cost                                  $52,682,497     $36,465,196     $17,818,503     $19,592,124    $31,084,574    $49,507,247

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     International  International  International   Investment    Investment
                                     Small Company      Value          Value      Quality Bond  Quality Bond  Large Cap Value
                                       Series II       Series I      Series II      Series I      Series II       Series I
                                     -------------  -------------  -------------  ------------  ------------  ---------------
TOTAL ASSETS
Investments at fair value             $28,557,164    $133,408,791   $123,004,856  $156,994,085  $135,966,685    $20,018,553
                                      ===========    ============   ============  ============  ============    ===========
NET ASSETS
Contracts in accumulation             $28,557,164    $133,278,079   $122,948,047  $156,641,092  $135,966,685    $20,018,553
Contracts in payout (annuitization)                       130,712         56,809       352,993
                                      -----------    ------------   ------------  ------------  ------------    -----------
Total net assets                      $28,557,164    $133,408,791   $123,004,856  $156,994,085  $135,966,685    $20,018,553
                                      ===========    ============   ============  ============  ============    ===========
Units outstanding                       2,328,932       8,033,229      6,733,805     8,810,880     8,375,031      1,157,609
Unit value                            $     12.26    $      16.61   $      18.27  $      17.82  $      16.23    $     17.29
Shares                                  3,252,524      11,682,031     10,789,900    14,156,365    12,260,296      1,308,402
Cost                                  $29,278,949    $178,428,988   $164,270,257  $155,546,909  $137,788,759    $26,979,243

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                        Lifestyle     Lifestyle     Lifestyle      Lifestyle       Lifestyle
                                     Large Cap Value   Aggressive    Aggressive     Balanced       Balanced      Conservative
                                        Series II       Series I      Series II     Series I       Series II       Series I
                                     ---------------  ------------  ------------  ------------  ---------------  ------------
TOTAL ASSETS
Investments at fair value              $19,356,704    $ 95,282,705  $178,414,101  $662,525,999  $ 9,123,269,007  $208,449,069
                                       ===========    ============  ============  ============  ===============  ============
NET ASSETS
Contracts in accumulation              $19,354,942    $ 95,282,287  $178,414,101  $662,387,913  $ 9,122,518,794  $208,408,617
Contracts in payout (annuitization)          1,762             418                     138,086          750,213        40,452
                                       -----------    ------------  ------------  ------------  ---------------  ------------
Total net assets                       $19,356,704    $ 95,282,705  $178,414,101  $662,525,999  $ 9,123,269,007  $208,449,069
                                       ===========    ============  ============  ============  ===============  ============
Units outstanding                        1,133,545       6,570,279    12,202,049    40,029,522      611,485,345    11,452,790
Unit value                             $     17.08    $      14.50  $      14.62  $      16.55  $         14.92  $      18.20
Shares                                   1,268,460      13,052,426    24,473,814    61,401,853      848,676,187    17,620,378
Cost                                   $25,557,416    $123,436,707  $234,737,894  $728,154,087  $10,458,449,265  $202,785,091

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                                                     Marisco
                                        Lifestyle      Lifestyle       Lifestyle      Lifestyle      Lifestyle    International
                                      Conservative      Growth      Growth Series     Moderate       Moderate     Opportunities
                                        Series II      Series I          II           Series I       Series II      Series II
                                     --------------  ------------  ---------------  ------------  --------------  -------------
TOTAL ASSETS
Investments at fair value            $2,071,301,574  $534,791,990  $11,149,868,272  $245,632,228  $2,638,639,970   $34,890,497
                                     ==============  ============  ===============  ============  ==============   ===========
NET ASSETS
Contracts in accumulation            $2,071,301,574  $533,988,060  $11,149,800,226  $243,737,360  $2,638,638,557   $34,890,497
Contracts in payout (annuitization)                       803,930           68,046     1,894,868           1,413
                                     --------------  ------------  ---------------  ------------  --------------   -----------
Total net assets                     $2,071,301,574  $534,791,990  $11,149,868,272  $245,632,228  $2,638,639,970   $34,890,497
                                     ==============  ============  ===============  ============  ==============   ===========
Units outstanding                       133,572,464    35,025,976      783,016,876    13,923,302     175,829,782     2,507,243
Unit value                           $        15.51  $      15.27  $         14.24  $      17.64  $        15.01   $     13.92
Shares                                  175,832,052    51,720,695    1,080,413,592    22,029,796     237,715,313     3,095,874
Cost                                 $2,028,221,923  $605,064,193  $13,501,515,691  $253,006,487  $2,781,252,334   $40,786,011

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     Mid Cap Index  Mid Cap Index  Mid Cap Stock  Mid Cap Stock   ML Global  Money Market
                                        Series I      Series II       Series I      Series II    Allocation    Series I
                                     -------------  -------------  -------------  -------------  ----------  -------------
TOTAL ASSETS
Investments at fair value             $36,668,097    $74,102,879    $167,211,294   $107,670,416  $1,080,268   $240,289,995
                                      ===========    ===========    ============   ============  ==========   ============
NET ASSETS
Contracts in accumulation             $36,656,037    $74,095,704    $167,170,811   $107,670,061  $1,080,268   $240,091,468
Contracts in payout (annuitization)        12,060          7,175          40,483            355                    198,527
                                      -----------    -----------    ------------   ------------  ----------   ------------
Total net assets                      $36,668,097    $74,102,879    $167,211,294   $107,670,416  $1,080,268   $240,289,995
                                      ===========    ===========    ============   ============  ==========   ============
Units outstanding                       2,155,012      4,703,227      11,821,904      6,241,071      69,919     15,261,241
Unit value                            $     17.02    $     15.76    $      14.14   $      17.25  $    15.45   $      15.75
Shares                                  2,578,628      5,225,873      14,565,444      9,553,719      72,453     24,029,000
Cost                                  $42,050,962    $85,317,558    $207,002,530   $130,780,582  $  895,544   $240,289,995

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                                            Optimized    Optimized
                                      Money Market       Money Market    Mutual Shares  Natural Resources    All Cap        Value
                                        Series II    Trust B Series NAV     Series I        Series II       Series II    Series II
                                     --------------  ------------------  -------------  -----------------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $1,133,525,402      $32,691,653      $122,735,536     $173,158,032    $62,406,897  $11,845,975
                                     ==============      ===========      ============     ============    ===========  ===========
NET ASSETS:
Contracts in accumulation            $1,133,260,358      $32,691,653      $122,735,536     $172,981,996    $62,406,897  $11,840,651
Contracts in payout (annuitization)         265,044                                             176,036                       5,324
                                     --------------      -----------      ------------     ------------    -----------  -----------
Total net assets                     $1,133,525,402      $32,691,653      $122,735,536     $173,158,032    $62,406,897  $11,845,975
                                     ==============      ===========      ============     ============    ===========  ===========
Units outstanding                        88,916,938        2,574,889        11,608,152        4,956,632      4,142,487      969,174
Unit value                           $        12.75      $     12.70      $      10.57     $      34.93    $     15.07  $     12.22
Shares                                  113,352,540       32,691,653        13,561,938       15,698,824      5,725,404    1,331,008
Cost                                 $1,133,525,402      $32,691,653      $102,877,653     $164,193,624    $93,741,805  $18,256,022

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                                                        Real Return
                                      Pacific Rim  Pacific Rim   PIMCO All       Real Estate           Real Estate         Bond
                                       Series I     Series II      Asset     Securities Series I  Securities Series II   Series II
                                     ------------  -----------  -----------  -------------------  --------------------  -----------
TOTAL ASSETS
Investments at fair value             $20,227,592  $21,146,740  $23,773,569      $48,549,391           $61,999,895      $85,501,849
                                      ===========  ===========  ===========      ===========           ===========      ===========
NET ASSETS:
Contracts in accumulation             $20,223,194  $21,146,740  $23,773,569      $48,469,546           $61,983,801      $85,480,898
Contracts in payout (annuitization)         4,398                                     79,845                16,094           20,951
                                      -----------  -----------  -----------      -----------           -----------      -----------
Total net assets                      $20,227,592  $21,146,740  $23,773,569      $48,549,391           $61,999,895      $85,501,849
                                      ===========  ===========  ===========      ===========           ===========      ===========
Units outstanding                       1,716,569    1,249,439    1,526,486        2,091,375             3,296,683        5,613,322
Unit value                            $     11.78  $     16.92  $     15.57      $     23.21           $     18.81      $     15.23
Shares                                  2,580,050    2,704,187    2,261,995        5,418,459             6,904,220        7,215,346
Cost                                  $23,999,398  $21,530,272  $24,849,270      $64,705,618           $76,166,728      $91,521,995

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                      Science &     Science &    Small Cap    Small Cap     Small Cap      Small Cap
                                      Technology    Technology     Index        Index     Opportunities  Opportunities
                                       Series I     Series II     Series I    Series II     Series I       Series II
                                     ------------  -----------  -----------  -----------  -------------  -------------
TOTAL ASSETS
Investments at fair value            $108,495,025  $51,365,381  $15,814,967  $58,966,313   $28,464,030    $26,863,935
                                     ============  ===========  ===========  ===========   ===========    ===========
NET ASSETS:
Contracts in accumulation            $108,398,721  $51,364,539  $15,809,311  $58,941,783   $28,457,013    $26,863,935
Contracts in payout (annuitization)        96,304          842        5,656       24,530         7,017
                                     ------------  -----------  -----------  -----------   -----------    -----------
Total net assets                     $108,495,025  $51,365,381  $15,814,967  $58,966,313   $28,464,030    $26,863,935
                                     ============  ===========  ===========  ===========   ===========    ===========
Units outstanding                       9,846,551    3,708,685    1,130,357    4,052,504     1,685,652      1,671,563
Unit value                           $      11.02  $     13.85  $     13.99  $     14.55   $     16.89    $     16.07
Shares                                  7,995,212    3,830,379    1,419,656    5,307,499     1,885,035      1,787,354
Cost                                 $ 90,385,096  $46,265,829  $19,645,058  $77,823,227   $37,894,228    $34,252,391


         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                    Small         Small       Smaller      Smaller
                                      Small Cap    Company       Company      Company      Company     Strategic
                                        Value       Value        Value        Growth       Growth        Bond
                                        Focus      Series I      Series II    Series I    Series II    Series I
                                     ----------- ------------  ------------ -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $4,610,241  $ 80,022,045  $78,532,147  $37,391,020  $21,622,822  $73,892,052
                                     ==========  ============  ===========  ===========  ===========  ===========
NET ASSETS:
Contracts in accumulation            $4,610,241  $ 79,908,882  $78,532,147  $37,364,160  $21,622,822  $73,831,792
Contracts in payout (annuitization)                   113,163                    26,860                    60,260
                                     ----------  ------------  -----------  -----------  -----------  -----------
Total net assets                     $4,610,241  $ 80,022,045  $78,532,147  $37,391,020  $21,622,822  $73,892,052
                                     ==========  ============  ===========  ===========  ===========  ===========
Units outstanding                       167,144     3,876,782    4,564,364    2,846,684    1,648,670    3,627,147
Unit value                           $    27.58  $      20.64  $     17.21  $     13.13  $     13.12  $     20.37
Shares                                  335,047     5,611,644    5,553,900    2,614,757    1,513,144    7,697,089
Cost                                 $6,894,083  $101,378,563  $97,321,884  $35,540,543  $20,567,536  $82,388,756

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                 T Rowe       T Rowe
                                      Strategic    Strategic    Price Mid    Price Mid     Total Bond     Total Bond
                                        Bond        Income        Value        Value     Market Trust A  Market Trust A
                                      Series II    Series II    Series I     Series II     Series II       Series NAV
                                     -----------  -----------  -----------  -----------  --------------  --------------
TOTAL ASSETS
Investments at fair value            $67,514,612  $12,305,166  $84,584,504  $92,029,468      $868,795      $30,655,027
                                     ===========  ===========  ===========  ===========      ========      ===========
NET ASSETS:
Contracts in accumulation            $67,514,612  $12,305,166  $84,508,790  $92,029,468      $868,795      $30,655,027
Contracts in payout (annuitization)                                 75,714
                                     -----------  -----------  -----------  -----------      --------      -----------
Total net assets                     $67,514,612  $12,305,166  $84,584,504  $92,029,468      $868,795      $30,655,027
                                     ===========  ===========  ===========  ===========      ========      ===========
Units outstanding                      4,336,364      767,713    5,577,843    6,142,311        64,240        2,360,787
Unit value                           $     15.57  $     16.03  $     15.16  $     14.98      $  13.52      $     12.99
Shares                                 7,025,454      922,426    8,631,072    9,381,189        64,498        2,277,491
Cost                                 $72,167,433  $11,813,312  $63,377,742  $69,025,626      $871,006      $31,142,902

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                 Total Stock  Total Stock      U.S.         U.S.
                                                                    Market       Market     Government   Government
                                     Total Return  Total Return     Index        Index      Securities   Securities
                                        Series I     Series II    Series I     Series II    Series I      Series II
                                     ------------  ------------  -----------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $250,132,005  $306,155,661  $13,419,876  $41,686,321  $95,867,668  $86,991,253
                                     ============  ============  ===========  ===========  ===========  ===========
NET ASSETS:
Contracts in accumulation            $250,022,640  $305,990,557  $13,363,808  $41,623,821  $95,759,344  $86,933,487
Contracts in payout (annuitization)       109,365       165,104       56,068       62,500      108,324       57,766
                                     ------------  ------------  -----------  -----------  -----------  -----------
Total net assets                     $250,132,005  $306,155,661  $13,419,876  $41,686,321  $95,867,668  $86,991,253
                                     ============  ============  ===========  ===========  ===========  ===========
Units outstanding                      12,463,088    17,775,787    1,288,506    3,055,658    4,725,957    6,154,117
Unit value                           $      20.07  $      17.22  $     10.42  $     13.64  $     20.29  $     14.14
Shares                                 17,879,343    21,899,547    1,326,075    4,127,358    7,687,864    6,964,872
Cost                                 $245,056,762  $300,029,930  $14,846,098  $50,392,283  $97,782,174  $86,897,655

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     U.S. High Yield  UBS Large Cap  UBS Large Cap   Utilities    Utilities
                                        Series II        Series I      Series II      Series I    Series II   Value Series I
                                     ---------------  -------------  -------------  -----------  -----------  --------------
TOTAL ASSETS
Investments at fair value               $6,400,742     $129,171,779   $ 9,291,293   $24,792,417  $28,486,949   $ 99,042,987
                                        ==========     ============   ===========   ===========  ===========   ============
NET ASSETS:
Contracts in accumulation               $6,400,742     $128,964,194   $ 9,291,017   $24,777,451  $28,486,949   $ 98,856,073
Contracts in payout (annuitization)                         207,585           276        14,966                     186,914
                                        ----------     ------------   -----------   -----------  -----------   ------------
Total net assets                        $6,400,742     $129,171,779   $ 9,291,293   $24,792,417  $28,486,949   $ 99,042,987
                                        ==========     ============   ===========   ===========  ===========   ============
Units outstanding                          407,858       10,813,548       789,704     1,410,049    1,086,877      5,780,835
Unit value                              $    15.69     $      11.95   $     11.77   $     17.58  $     26.21   $      17.13
Shares                                     519,120       11,764,278       848,520     2,377,029    2,749,706      7,218,877
Cost                                    $5,701,375     $181,491,187   $11,908,284   $30,507,082  $34,669,748   $115,588,491

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                      Wellington   Wellington  Wellington  Wellington
                                                         Small       Small        Small       Small     Wells Capital
                                                      Cap Growth   Cap Growth   Cap Value   Cap Value     Core Bond
                                     Value Series II   Series I    Series II     Series I   Series II     Series II
                                     ---------------  ----------  -----------  ----------  -----------  -------------
TOTAL ASSETS
Investments at fair value              $28,921,543      $86,099   $30,670,851   $240,945   $37,413,620   $11,526,631
                                       ===========      =======   ===========   ========   ===========   ===========
NET ASSETS:
Contracts in accumulation              $28,921,543      $86,099   $30,670,851   $240,945   $37,412,078   $11,526,631
Contracts in payout (annuitization)                                                              1,542
                                       -----------      -------   -----------   --------   -----------   -----------
Total net assets                       $28,921,543      $86,099   $30,670,851   $240,945   $37,413,620   $11,526,631
                                       ===========      =======   ===========   ========   ===========   ===========
Units outstanding                        1,797,563        7,788     2,052,359     19,366     2,610,715       792,126
Unit value                             $     16.09      $ 11.06   $     14.94   $  12.44   $     14.33   $     14.55
Shares                                   2,114,148       10,386     3,740,348     16,020     2,494,241       871,250
Cost                                   $32,262,176      $79,476   $28,716,168   $190,201   $34,798,169   $10,981,761

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          500 Index Fund B
                                             Series NAV             500 Index Series I         500 Index Series II
                                     -------------------------  --------------------------  -------------------------
                                         2009         2008          2009          2008          2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received   $   998,910  $  1,318,297  $    798,875  $    542,663  $   603,615  $    267,282
Expenses:
   Mortality and expense risk and
      administrative charges            (700,288)   (1,008,054)     (741,247)   (1,219,922)    (650,472)     (935,526)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net investment income (loss)             298,622       310,243        57,628      (677,259)     (46,857)     (668,244)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       424,905            --            --           --            --
   Net realized gain (loss)           (4,145,698)   (3,268,258)   (4,506,477)    3,691,425   (1,785,917)    2,427,563
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses)               (4,145,698)   (2,843,353)   (4,506,477)    3,691,425   (1,785,917)    2,427,563
                                     -----------  ------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period   14,100,729   (26,676,615)   14,750,211   (39,048,825)  10,748,760   (27,950,733)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations     10,253,653   (29,209,725)   10,301,362   (36,034,659)   8,915,986   (26,191,414)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     240,893       460,754       211,492       429,158      279,702       683,459
   Transfers between sub-accounts
      and the company                   (927,366)   (4,541,018)   (5,631,954)   (6,652,835)    (313,636)   (4,647,012)
   Withdrawals                        (2,636,543)   (7,019,941)   (5,559,814)  (13,783,715)  (2,417,930)   (6,923,452)
   Annual contract fee                  (308,144)     (340,583)     (215,712)     (246,051)    (217,443)     (235,683)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (3,631,160)  (11,440,788)  (11,195,988)  (20,253,443)  (2,669,307)  (11,122,688)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             6,622,493   (40,650,513)     (894,626)  (56,288,102)   6,246,679   (37,314,102)
Contract owners' equity at
   beginning of period                44,221,566    84,872,079    53,450,857   109,738,959   39,678,677    76,992,779
                                     -----------  ------------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $50,844,059  $ 44,221,566  $ 52,556,231  $ 53,450,857  $45,925,356  $ 39,678,677
                                     ===========  ============  ============  ============  ===========  ============

                                         2009         2008           2009          2008         2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, beginning of period             5,843,640     6,935,607     6,938,793     8,812,912    3,916,772     4,686,816
Units issued                             333,966       228,404       700,589       941,760      514,540       506,860
Units redeemed                           776,199     1,320,371     2,141,028     2,815,879      768,094     1,276,904
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, end of period                   5,401,407     5,843,640     5,498,354     6,938,793    3,663,218     3,916,772
                                     ===========  ============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      500 Index
                                      Series NAV     Active Bond Series I        Active Bond Series II
                                     -----------  --------------------------  ---------------------------
                                        2009          2009          2008          2009           2008
                                     -----------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions received   $   579,362  $  4,542,090  $  4,201,451  $ 20,504,593  $  18,890,211
Expenses:
   Mortality and expense risk and
      administrative charges            (131,865)     (957,918)   (1,230,763)   (4,662,260)    (6,568,679)
                                     -----------  ------------  ------------  ------------  -------------
Net investment income (loss)             447,497     3,584,172     2,970,688    15,842,333     12,321,532
                                     -----------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --            --            --            --             --
   Net realized gain (loss)              193,582    (1,997,718)   (1,761,783)   (6,300,198)   (15,381,272)
                                     -----------  ------------  ------------  ------------  -------------
Realized gains (losses)                  193,582    (1,997,718)   (1,761,783)   (6,300,198)   (15,381,272)
                                     -----------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the period    3,904,167    11,663,091   (11,032,009)   48,040,578    (44,381,072)
                                     -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations      4,545,246    13,249,545    (9,823,104)   57,582,713    (47,440,812)
                                     -----------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                  37,276,523        96,236       111,116     1,839,340      3,751,348
   Transfers between sub-accounts
      and the company                  7,470,843    (1,473,096)   (7,375,399)    5,720,051   (109,120,307)
   Withdrawals                           (43,257)  (10,011,733)  (13,814,483)  (21,363,978)   (61,534,371)
   Annual contract fee                (1,177,871)     (107,434)     (122,610)   (1,281,837)    (1,466,818)
                                     -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       43,526,238   (11,496,027)  (21,201,376)  (15,086,424)  (168,370,148)
                                     -----------  ------------  ------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity            48,071,484     1,753,518   (31,024,480)   42,496,289   (215,810,960)
Contract owners' equity at
   beginning of period                        --    64,896,482    95,920,962   275,345,876    491,156,836
                                     -----------  ------------  ------------  ------------  -------------
Contract owners' equity at end of
   period                            $48,071,484  $ 66,650,000  $ 64,896,482  $317,842,165  $ 275,345,876
                                     ===========  ============  ============  ============  =============

                                         2009         2009          2008          2009           2008
                                     -----------  ------------  ------------  ------------  -------------
Units, beginning of period                    --     5,542,442     7,221,980    23,846,814     37,399,025
Units issued                           3,191,284       322,366       172,373     2,179,147        291,217
Units redeemed                            79,880     1,235,395     1,851,911     3,532,709     13,843,428
                                     -----------  ------------  ------------  ------------  -------------
Units, end of period                   3,111,404     4,629,413     5,542,442    22,493,252     23,846,814
                                     ===========  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         All Cap Core Series I       All Cap Core Series II      All Cap Growth Series I
                                      --------------------------   -------------------------   ---------------------------
                                          2009          2008           2009          2008          2009           2008
                                      -----------   ------------   -----------   -----------   ------------   ------------
Income:
   Dividend distributions received    $   741,852   $  1,207,258   $   103,037   $   159,045   $    496,760   $    346,103
Expenses:
   Mortality and expense risk and
      administrative charges             (692,122)    (1,132,794)     (117,006)     (187,392)    (1,055,630)    (1,781,512)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Net investment income (loss)               49,730         74,464       (13,969)      (28,347)      (558,870)    (1,435,409)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --             --            --            --             --             --
   Net realized gain (loss)                33,795      5,224,361      (676,315)     (359,796)    (1,992,640)     5,136,944
                                      -----------   ------------   -----------   -----------   ------------   ------------
Realized gains (losses)                    33,795      5,224,361      (676,315)     (359,796)    (1,992,640)     5,136,944
                                      -----------   ------------   -----------   -----------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period    11,082,174    (42,000,670)    2,451,116    (5,366,452)    15,009,820    (68,086,055)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations      11,165,699    (36,701,845)    1,760,832    (5,754,595)    12,458,310    (64,384,520)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      167,076        366,846        32,117       134,900        335,793        783,785
   Transfers between sub-accounts
      and the company                  (3,335,426)    (8,905,600)     (404,536)   (2,132,855)    (6,213,835)   (11,904,048)
   Withdrawals                         (4,971,067)   (11,311,545)     (621,068)     (974,994)    (7,276,749)   (19,338,558)
   Annual contract fee                   (127,468)      (154,339)      (46,596)      (55,633)      (211,174)      (264,833)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              (8,266,885)   (20,004,638)   (1,040,083)   (3,028,582)   (13,365,965)   (30,723,654)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Total increase (decrease) in
   contract owners' equity              2,898,814    (56,706,483)      720,749    (8,783,177)      (907,655)   (95,108,174)
Contract owners' equity at
   beginning of period                 48,378,680    105,085,163     7,549,207    16,332,384     76,573,971    171,682,145
                                      -----------   ------------   -----------   -----------   ------------   ------------
Contract owners' equity at end of
   period                             $51,277,494   $ 48,378,680   $ 8,269,956   $ 7,549,207   $ 75,666,316   $ 76,573,971
                                      ===========   ============   ===========   ===========   ============   ============

                                          2009          2008           2009          2008          2009           2008
                                      -----------   ------------   -----------   -----------   ------------   ------------
Units, beginning of period              4,404,983      5,690,761       681,898       875,613      6,912,443      8,855,075
Units issued                               76,938        150,841        21,818        64,431        176,602        240,422
Units redeemed                            790,817      1,436,619       112,256       258,146      1,330,272      2,183,054
                                      -----------   ------------   -----------   -----------   ------------   ------------
Units, end of period                    3,691,104      4,404,983       591,460       681,898      5,758,773      6,912,443
                                      ===========   ============   ===========   ===========   ============   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       All Cap Growth Series II      All Cap Value Series I       All Cap Value Series II
                                      --------------------------   --------------------------   --------------------------
                                          2009          2008           2009          2008          2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Income:
   Dividend distributions received    $    53,703   $     17,029   $   134,694   $    288,163   $    80,276   $    189,619
Expenses:
   Mortality and expense risk and
      administrative charges             (165,990)      (267,164)     (392,912)      (562,401)     (410,476)      (572,561)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net investment income (loss)             (112,287)      (250,135)     (258,218)      (274,238)     (330,200)      (382,942)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --             --            --        952,054            --        898,673
   Net realized gain (loss)              (533,998)       943,715    (7,804,102)   (12,972,718)   (6,565,923)   (10,598,634)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses)                  (533,998)       943,715    (7,804,102)   (12,020,664)   (6,565,923)    (9,699,961)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period     2,506,818     (9,707,571)   13,744,172       (351,694)   12,569,912     (2,150,710)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations       1,860,533     (9,013,991)    5,681,852    (12,646,596)    5,673,789    (12,233,613)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                       81,048        300,787       495,901        136,424       140,676        267,264
   Transfers between sub-accounts
      and the company                    (328,131)    (3,121,836)   (1,606,556)    (2,858,317)   (1,056,837)    (3,049,452)
   Withdrawals                           (654,475)    (1,812,455)   (2,771,987)    (5,155,534)   (1,876,276)    (4,321,189)
   Annual contract fee                    (55,228)       (66,439)      (97,882)      (101,304)     (122,535)      (133,195)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net Increase (decrease) in contract
   owners' equity from
   principal transactions                (956,786)    (4,699,943)   (3,980,524)    (7,978,731)   (2,914,972)    (7,236,572)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity                903,747    (13,713,934)    1,701,328    (20,625,327)    2,758,817    (19,470,185)
Contract owners' equity at
   beginning of period                 10,760,343     24,474,277    26,764,429     47,389,756    25,562,124     45,032,309
                                      -----------   ------------   -----------   ------------   -----------   ------------
Contract owners' equity at end of
   period                             $11,664,090   $ 10,760,343   $28,465,757   $ 26,764,429   $28,320,941   $ 25,562,124
                                      ===========   ============   ===========   ============   ===========   ============

                                          2009          2008          2009           2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, beginning of period              1,159,235      1,505,198     2,222,846      2,757,009     2,008,606      2,483,069
Units issued                               82,583        104,533       243,752        400,393       185,228        238,010
Units redeemed                            186,468        450,496       556,792        934,556       407,032        712,473
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, end of period                    1,055,350      1,159,235     1,909,806      2,222,846     1,786,802      2,008,606
                                      ===========   ============   ===========   ============   ===========   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        American
                                          Asset
                                       Allocation            American Asset                  American Asset
                                        Series I          Allocation Series II           Allocation Series III
                                      ------------   ------------------------------   --------------------------
                                           2009            2009            2008           2009           2008
                                      ------------   --------------   -------------   ------------   -----------
Income:
   Dividend distributions received    $  2,973,753   $   21,212,688   $  20,708,165   $  3,071,490   $ 1,062,719
Expenses:
   Mortality and expense risk and
      administrative charges            (1,559,309)     (16,073,485)    (10,337,101)      (861,232)      (97,912)
                                      ------------   --------------   -------------   ------------   -----------
Net investment income (loss)             1,414,444        5,139,203      10,371,064      2,210,258       964,807
                                      ------------   --------------   -------------   ------------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                  --       25,200,552              --      2,031,254            --
   Net realized gain (loss)              2,117,430      (26,382,808)     (7,394,649)      (742,095)     (253,998)
                                      ------------   --------------   -------------   ------------   -----------
Realized gains (losses)                  2,117,430       (1,182,256)     (7,394,649)     1,289,159      (253,998)
                                      ------------   --------------   -------------   ------------   -----------
Unrealized appreciation
   (depreciation) during the period     25,367,574      228,325,765    (255,052,729)    22,139,091    (5,825,725)
                                      ------------   --------------   -------------   ------------   -----------
Net increase (decrease) in contract
   owners' equity from operations       28,899,448      232,282,712    (252,076,314)    25,638,508    (5,114,916)
                                      ------------   --------------   -------------   ------------   -----------
Changes from principal
   transactions:
   Purchase payments                       189,712      186,857,383     402,943,796     31,406,784    13,558,932
   Transfers between sub-accounts
      and the company                  140,304,932      125,433,782     176,831,837     54,802,810    25,833,961
   Withdrawals                          (2,992,233)     (37,895,039)    (25,599,131)    (1,642,627)      (89,518)
   Annual contract fee                    (180,628)      (6,470,340)     (3,070,797)    (1,312,816)           --
                                      ------------   --------------   -------------   ------------   -----------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              137,321,783      267,925,786     551,105,705     83,254,151    39,303,375
                                      ------------   --------------   -------------   ------------   -----------
Total increase (decrease) in
   contract owners' equity             166,221,231      500,208,498     299,029,391    108,892,659    34,188,459
Contract owners' equity at
   beginning of period                          --      771,851,859     472,822,468     34,188,459            --
                                      ------------   --------------   -------------   ------------   -----------
Contract owners' equity at end of
   period                             $166,221,231   $1,272,060,357   $ 771,851,859   $143,081,118   $34,188,459
                                      ============   ==============   =============   ============   ===========

                                          2009            2009             2008           2009           2008
                                      ------------   --------------   -------------   ------------   -----------
Units, beginning of period                      --       89,206,351      37,748,943      3,702,897            --
Units issued                            17,890,867       39,567,417      55,753,323      9,197,582     3,790,875
Units redeemed                           2,110,035        7,712,168       4,295,915        274,404        87,978
                                      ------------   --------------   -------------   ------------   -----------
Units, end of period                    15,780,832      121,061,600      89,206,351     12,626,075     3,702,897
                                      ============   ==============   =============   ============   ===========

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            American Blue-Chip          American Blue-Chip
                                              Income & Growth            Income & Growth
                                                Series II                   Series III              American Bond Series II
                                      ---------------------------   --------------------------   ----------------------------
                                          2009           2008           2009          2008           2009            2008
                                      ------------   ------------   ------------   -----------   ------------   -------------
Income:
   Dividend distributions received    $    924,739   $  3,889,251   $  1,865,479   $   565,414   $ 16,054,618   $  71,942,006
Expenses:
   Mortality and expense risk and
      administrative charges            (1,017,489)    (1,621,514)      (552,826)      (41,681)    (9,660,820)    (12,620,196)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Net investment income (loss)               (92,750)     2,267,737      1,312,653       523,733      6,393,798      59,321,810
                                      ------------   ------------   ------------   -----------   ------------   -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           4,644,982      1,241,777      3,298,963         6,385             --          24,545
   Net realized gain (loss)            (11,410,776)    (9,337,874)    (1,523,682)      (74,190)   (13,665,534)    (21,215,725)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Realized gains (losses)                 (6,765,794)    (8,096,097)     1,775,281       (67,805)   (13,665,534)    (21,191,180)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Unrealized appreciation
   (depreciation) during the period     21,551,469    (39,876,529)    19,200,121    (3,044,664)    65,883,183    (130,282,833)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from operations       14,692,925    (45,704,889)    22,288,055    (2,588,736)    58,611,447     (92,152,203)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Changes from principal
   transactions:
   Purchase payments                       530,820      1,036,994     38,063,073     6,333,211     10,755,036      43,389,497
   Transfers between sub-accounts
      and the company                   (2,646,794)    (9,266,346)    31,993,214    11,950,755     66,548,906    (192,584,445)
   Withdrawals                          (6,280,604)   (17,804,176)      (686,951)      (70,535)   (31,351,372)    (44,809,156)
   Annual contract fee                    (243,970)      (293,214)    (1,319,756)     (183,746)    (3,606,210)     (4,047,811)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions               (8,640,548)   (26,326,742)    68,049,580    18,029,685     42,346,360    (198,051,915)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Total increase (decrease) in
   contract owners' equity               6,052,377    (72,031,631)    90,337,635    15,440,949    100,957,807    (290,204,118)
Contract owners' equity at
   beginning of period                  66,642,931    138,674,562     15,440,949            --    585,289,903     875,494,021
                                      ------------   ------------   ------------   -----------   ------------   -------------
Contract owners' equity at end of
   period                             $ 72,695,308   $ 66,642,931   $105,778,584   $15,440,949   $686,247,710   $ 585,289,903
                                      ============   ============   ============   ===========   ============   =============

                                          2009           2008           2009           2008          2009            2008
                                      ------------   ------------   ------------   -----------   ------------   -------------
Units, beginning of period               5,409,736      7,007,692      1,817,222            --     50,087,972      66,523,018
Units issued                               384,483        376,062      8,498,595     1,859,198     10,270,854       4,889,850
Units redeemed                           1,084,480      1,974,018        486,089        41,976      7,067,399      21,324,896
                                      ------------   ------------   ------------   -----------   ------------   -------------
Units, end of period                     4,709,739      5,409,736      9,829,728     1,817,222     53,291,427      50,087,972
                                      ============   ============   ============   ===========   ============   =============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                American Century - Small       American Fundamental
                                      American Bond Series III      Company Series II           Holdings Series II
                                     -------------------------  ------------------------  -----------------------------
                                         2009          2008         2009         2008          2009            2008
                                     ------------  -----------  -----------  -----------  --------------  -------------
Income:
   Dividend distributions received   $  3,822,969  $ 1,236,312  $     4,869  $        --  $   14,007,495  $  19,364,338
Expenses:
   Mortality and expense risk and
      administrative charges             (688,785)     (53,537)      (8,253)     (48,828)    (12,632,627)    (5,210,895)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Net investment income (loss)            3,134,184    1,182,775       (3,384)     (48,828)      1,374,868     14,153,443
                                     ------------  -----------  -----------  -----------  --------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --           19           --        4,381              --     19,142,194
   Net realized gain (loss)              (149,227)    (271,307)  (1,947,605)    (753,788)    (15,227,178)    (2,370,049)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Realized gains (losses)                  (149,227)    (271,288)  (1,947,605)    (749,407)    (15,227,178)    16,772,145
                                     ------------  -----------  -----------  -----------  --------------  -------------
Unrealized appreciation
   (depreciation) during the period     5,716,335   (1,669,253)   1,962,531     (791,428)    219,712,451   (185,146,030)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Net increase (decrease) in contract
   owners' equity from operations       8,701,292     (757,766)      11,542   (1,589,663)    205,860,141   (154,220,442)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Changes from principal
   transactions:
   Purchase payments                   48,871,060    7,560,048        6,841       13,463     191,558,004    433,455,108
   Transfers between sub-accounts
      and the company                  62,781,011   12,383,043   (1,888,924)    (303,019)     80,568,730    229,623,579
   Withdrawals                           (867,173)     (84,098)     (61,980)    (468,305)    (17,242,863)    (7,657,149)
   Annual contract fee                 (1,686,604)          --       (1,463)      (5,622)     (4,684,788)      (732,003)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions             109,098,294   19,858,993   (1,945,526)    (763,483)    250,199,083    654,689,535
                                     ------------  -----------  -----------  -----------  --------------  -------------
Total increase (decrease) in
   contract owners' equity            117,799,586   19,101,227   (1,933,984)  (2,353,146)    456,059,224    500,469,093
Contract owners' equity at
   beginning of period                 19,101,227           --    1,933,984    4,287,130     553,472,370     53,003,277
                                     ------------  -----------  -----------  -----------  --------------  -------------
Contract owners' equity at end of
   period                            $136,900,813  $19,101,227  $        --  $ 1,933,984  $1,009,531,594  $ 553,472,370
                                     ============  ===========  ===========  ===========  ==============  =============

                                         2009          2008         2009         2008          2009            2008
                                     ------------  -----------  -----------  -----------  --------------  -------------
Units, beginning of period              1,708,415           --      230,989      285,978      64,803,896      4,218,758
Units issued                            9,347,192    1,856,695        2,637       59,238      34,168,950     61,885,840
Units redeemed                             79,695      148,280      233,626      114,227       4,265,914      1,300,702
                                     ------------  -----------  -----------  -----------  --------------  -------------
Units, end of period                   10,975,912    1,708,415           --      230,989      94,706,932     64,803,896
                                     ============  ===========  ===========  ===========  ==============  =============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       American Fundamental          American Global              American Global
                                        Holdings Series III     Diversification Series II        Growth Series II
                                     ------------------------  ---------------------------  --------------------------
                                         2009         2008         2009           2008          2009          2008
                                     -----------  -----------  ------------  -------------  ------------  ------------
Income:
   Dividend distributions received   $ 1,037,490  $   572,839  $ 12,192,249  $  19,001,604  $  1,368,011  $  4,604,919
Expenses:
   Mortality and expense risk and
      administrative charges            (342,442)     (48,187)  (10,235,102)    (6,392,924)   (2,405,886)   (3,080,878)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Net investment income (loss)             695,048      524,652     1,957,147     12,608,680    (1,037,875)    1,524,041
                                     -----------  -----------  ------------  -------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --      484,720            --     24,634,868     9,028,175            --
   Net realized gain (loss)             (295,940)     (68,985)  (22,426,442)   (13,504,024)  (15,812,856)  (10,585,616)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Realized gains (losses)                 (295,940)     415,735   (22,426,442)    11,130,844    (6,784,681)  (10,585,616)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    9,945,251   (3,635,281)  228,186,107   (229,764,545)   60,656,051   (85,909,493)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations     10,344,359   (2,694,894)  207,716,812   (206,025,021)   52,833,495   (94,971,068)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                  12,729,835    5,776,563   100,672,498    406,316,461     3,460,226    27,264,794
   Transfers between sub-accounts
      and the company                 20,467,460   11,328,587    12,197,470    216,383,245    (6,318,348)    4,329,141
   Withdrawals                          (356,532)     (91,489)  (14,004,326)   (15,269,374)   (6,025,063)   (9,814,801)
   Annual contract fee                  (476,000)          --    (4,294,765)      (948,189)   (1,075,096)   (1,106,824)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Net Increase (decrease) in contract
   owners' equity from principal
   transactions                       32,364,763   17,013,661    94,570,877    606,482,143    (9,958,281)   20,672,310
                                     -----------  -----------  ------------  -------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity            42,709,122   14,318,767   302,287,689    400,457,122    42,875,214   (74,298,758)
Contract owners' equity at
   beginning of period                14,318,767           --   504,068,239    103,611,117   139,771,045   214,069,803
                                     -----------  -----------  ------------  -------------  ------------  ------------
Contract owners' equity at end of
   period                            $57,027,889  $14,318,767  $806,355,928  $ 504,068,239  $182,646,259  $139,771,045
                                     ===========  ===========  ============  =============  ============  ============

                                         2009         2008         2009           2008          2009          2008
                                     -----------  -----------  ------------  -------------  ------------  ------------
Units, beginning of period             1,576,102           --    62,575,683      8,251,405    17,516,452    16,199,088
Units issued                           3,489,771    1,605,930    17,175,665     58,785,338     2,301,993     5,663,523
Units redeemed                            90,220       29,828     5,207,253      4,461,060     3,383,705     4,346,159
                                     -----------  -----------  ------------  -------------  ------------  ------------
Units, end of period                   4,975,653    1,576,102    74,544,095     62,575,683    16,434,740    17,516,452
                                     ===========  ===========  ============  =============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                         American Global Small
                                        American Global       American Global Small         Capitalization
                                       Growth Series III    Capitalization Series II          Series III
                                     --------------------  --------------------------  ------------------------
                                        2009       2008        2009          2008          2009         2008
                                     ----------  --------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received   $   27,161  $ 10,690  $        854  $    807,499  $    10,886  $   128,180
Expenses:
   Mortality and expense risk and
      administrative charges            (11,676)     (802)     (865,890)   (1,021,370)    (176,102)     (12,505)
                                     ----------  --------  ------------  ------------  -----------  -----------
Net investment income (loss)             15,485     9,888      (865,036)     (213,871)    (165,216)     115,675
                                     ----------  --------  ------------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           45,126        --     6,300,353            --    1,901,873           --
   Net realized gain (loss)             (49,868)   (3,475)  (18,905,249)   (9,004,279)    (865,764)     (19,757)
                                     ----------  --------  ------------  ------------  -----------  -----------
Realized gains (losses)                  (4,742)   (3,475)  (12,604,896)   (9,004,279)   1,036,109      (19,757)
                                     ----------  --------  ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period     435,613   (60,309)   38,767,414   (38,033,588)   9,179,048   (1,556,077)
                                     ----------  --------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations       446,356   (53,896)   25,297,482   (47,251,738)  10,049,941   (1,460,159)
                                     ----------  --------  ------------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                  1,330,221   137,545     1,596,561     8,908,037    8,941,214    1,995,997
   Transfers between sub-accounts
      and the company                   360,679   187,803     2,106,461     4,757,164    7,229,202    4,501,964
   Withdrawals                          (57,044)   (1,782)   (2,635,449)   (4,023,001)    (217,568)     (20,510)
   Annual contract fee                  (34,685)       --      (340,024)     (364,452)    (321,756)          --
                                     ----------  --------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from
   principal transactions             1,599,171   323,566       727,549     9,277,748   15,631,092    6,477,451
                                     ----------  --------  ------------  ------------  -----------  -----------
Total increase (decrease) in
   contract owners' equity            2,045,527   269,670    26,025,031   (37,973,990)  25,681,033    5,017,292
Contract owners' equity at
   beginning of period                  269,670        --    43,636,644    81,610,634    5,017,292           --
                                     ----------  --------  ------------  ------------  -----------  -----------
Contract owners' equity at end of
   period                            $2,315,197  $269,670  $ 69,661,675  $ 43,636,644  $30,698,325  $ 5,017,292
                                     ==========  ========  ============  ============  ===========  ===========

                                        2009       2008        2009          2008          2009         2008
                                     ----------  --------  ------------  ------------  -----------  -----------
Units, beginning of period               32,316        --     7,111,095     6,051,069      777,248           --
Units issued                            175,398    33,004     2,710,394     3,524,092    2,692,470      780,139
Units redeemed                           10,818       688     2,638,733     2,464,066      492,297        2,891
                                     ----------  --------  ------------  ------------  -----------  -----------
Units, end of period                    196,896    32,316     7,182,756     7,111,095    2,977,421      777,248
                                     ==========  ========  ============  ============  ===========  ===========

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 American
                                                                                                  Growth-
                                                                          American Growth         Income
                                        American Growth Series II           Series III           Series I
                                     ------------------------------  ------------------------  ------------
                                          2009            2008           2009         2008         2009
                                     --------------  --------------  -----------  -----------  ------------
Income:
   Dividend distributions received   $      711,462  $   20,552,342  $   327,176  $   273,370  $  1,780,650
Expenses:
   Mortality and expense risk and
      administrative charges            (14,397,454)    (19,417,062)    (318,530)     (25,020)   (1,615,885)
                                     --------------  --------------  -----------  -----------  ------------
Net investment income (loss)            (13,685,992)      1,135,280        8,646      248,350       164,765
                                     --------------  --------------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                          153,589,405      14,592,485    4,427,316        4,309            --
   Net realized gain (loss)             (85,838,335)     18,992,637   (1,473,946)     (14,088)    3,233,486
                                     --------------  --------------  -----------  -----------  ------------
Realized gains (losses)                  67,751,070      33,585,122    2,953,370       (9,779)    3,233,486
                                     --------------  --------------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period     233,411,686    (705,810,557)  10,404,061   (2,549,080)   33,994,519
                                     --------------  --------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations       287,476,764    (671,090,155)  13,366,077   (2,310,509)   37,392,770
                                     --------------  --------------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     12,623,131      43,849,237   23,826,188    3,932,377       307,607
   Transfers between sub-accounts
      and the company                   (83,162,547)     71,602,459   16,113,380    8,009,220   143,198,451
   Withdrawals                          (59,286,910)   (123,681,555)    (448,506)     (42,551)  (11,174,967)
   Annual contract fee                   (4,395,722)     (4,628,605)    (796,997)          --      (316,825)
                                     --------------  --------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              (134,222,048)    (12,858,464)  38,694,065   11,899,046   132,014,266
                                     --------------  --------------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity              153,254,716    (683,948,619)  52,060,142    9,588,537   169,407,036
Contract owners' equity at
   beginning of period                  860,203,386   1,544,152,005    9,588,537           --            --
                                     --------------  --------------  -----------  -----------  ------------
Contract owners' equity at end of
   period                            $1,013,458,102  $  860,203,386  $61,648,679  $ 9,588,537  $169,407,036
                                     ==============  ==============  ===========  ===========  ============

                                          2009            2008           2009         2008         2009
                                     --------------  --------------  -----------  -----------  ------------
Units, beginning of period               74,067,311      71,979,329    1,283,084           --            --
Units issued                              2,645,646      14,208,930    4,945,734    1,285,543    13,403,391
Units redeemed                           12,647,324      12,120,948      254,149        2,459     2,651,345
                                     --------------  --------------  -----------  -----------  ------------
Units, end of period                     64,065,633      74,067,311    5,974,669    1,283,084    10,752,046
                                     ==============  ==============  ===========  ===========  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          American Growth-Income      American Growth-Income      American High-Income
                                               Series II                    Series III               Bond Series II
                                      -----------------------------  ------------------------  --------------------------
                                           2009            2008          2009         2008         2009          2008
                                      -------------  --------------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received    $   7,910,402  $   19,538,774  $   971,091  $   382,894  $  2,985,510  $  2,751,493
Expenses:
   Mortality and expense risk and
      administrative charges            (11,889,988)    (16,331,695)    (395,981)     (33,067)     (684,314)     (670,762)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Net investment income (loss)             (3,979,586)      3,207,079      575,110      349,827     2,301,196     2,080,731
                                      -------------  --------------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           67,299,595      18,812,171    2,966,602        7,716            --            --
   Net realized gain (loss)             (71,280,878)       (561,432)    (945,300)     (30,505)   (3,959,288)   (3,144,120)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Realized gains (losses)                  (3,981,283)     18,250,739    2,021,302      (22,789)   (3,959,288)   (3,144,120)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period     200,764,627    (498,390,994)  12,678,472   (2,729,005)   15,342,774   (10,633,232)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       192,803,758    (476,933,176)  15,274,884   (2,401,967)   13,684,682   (11,696,621)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                     11,875,690      35,685,749   20,923,690    4,795,080     1,940,607     6,149,547
   Transfers between sub-accounts
      and the company                   (68,159,032)     11,088,027   22,799,272    9,686,839     8,704,886    (2,801,841)
   Withdrawals                          (46,686,242)   (100,612,124)    (620,638)     (51,694)   (2,480,226)   (2,721,639)
   Annual contract fee                   (3,791,423)     (4,055,220)    (731,717)          --      (243,439)     (211,922)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract
   ownersowners' equity from
   principal transactions              (106,761,007)    (57,893,568)  42,370,607   14,430,225     7,921,828       414,145
                                      -------------  --------------  -----------  -----------  ------------  ------------
Total increase (decrease) in
   contract owners' equity               86,042,751    (534,826,744)  57,645,491   12,028,258    21,606,510   (11,282,476)
Contract owners' equity at beginning
   of period                            734,826,560   1,269,653,304   12,028,258           --    31,998,224    43,280,700
                                      -------------  --------------  -----------  -----------  ------------  ------------
Contract owners' equity at end of
   period                             $ 820,869,311  $  734,826,560  $69,673,749  $12,028,258  $ 53,604,734  $ 31,998,224
                                      =============  ==============  ===========  ===========  ============  ============

                                           2009            2008          2009         2008         2009          2008
                                      -------------  --------------  -----------  -----------  ------------  ------------
Units, beginning of period               63,942,059      66,655,734    1,445,391           --     3,593,978     3,619,489
Units issued                              4,381,486       7,507,307    5,230,712    1,451,403     2,273,849     1,454,956
Units redeemed                           12,454,391      10,220,982      240,121        6,012     1,450,033     1,480,467
                                      -------------  --------------  -----------  -----------  ------------  ------------
Units, end of period                     55,869,154      63,942,059    6,435,982    1,445,391     4,417,794     3,593,978
                                      =============  ==============  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       American High-Income     American International     American International
                                         Bond Series III               Series II                 Series III
                                      ---------------------  ----------------------------  ----------------------
                                          2009       2008        2009           2008           2009        2008
                                      -----------  --------  ------------  --------------  -----------  ---------
Income:
   Dividend distributions received    $ 1,004,140  $  7,723  $  5,551,239  $   29,971,147  $   126,488  $  13,786
                                      -----------  --------  ------------  --------------  -----------  ---------
Expenses:
   Mortality and expense risk and
      administrative charges              (33,052)     (170)   (9,603,910)    (12,988,471)     (23,769)    (1,010)
                                      -----------  --------  ------------  --------------  -----------  ---------
Net investment income (loss)              971,088     7,553    (4,052,671)     16,982,676      102,719     12,776
                                      -----------  --------  ------------  --------------  -----------  ---------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --        --   130,772,943      17,077,309      143,620        168
   Net realized gain (loss)                11,417       (55)  (60,634,355)     15,294,108      (44,383)    (2,355)
                                      -----------  --------  ------------  --------------  -----------  ---------
Realized gains (losses)                    11,417       (55)   70,138,588      32,371,417       99,237     (2,187)
                                      -----------  --------  ------------  --------------  -----------  ---------
Unrealized appreciation
   (depreciation) during the period       (69,201)  (12,350)  142,504,373    (492,330,975)     390,121   (105,246)
                                      -----------  --------  ------------  --------------  -----------  ---------
Net increase (decrease) in contract
   owners' equity from operations         913,304    (4,852)  208,590,290    (442,976,882)     592,077    (94,657)
                                      -----------  --------  ------------  --------------  -----------  ---------
Changes from principal
   transactions:
   Purchase payments                   13,854,817    75,340     7,452,196      26,388,471    8,171,782     83,349
   Transfers between sub-accounts
      and the company                   2,551,387    33,067   (66,354,738)     16,352,021    1,556,976    290,864
   Withdrawals                             14,016      (625)  (36,632,901)    (76,677,481)     (17,142)      (899)
   Annual contract fee                   (443,099)       --    (2,941,169)     (3,017,483)    (250,337)        --
                                      -----------  --------  ------------  --------------  -----------  ---------
Net increase (decrease) in
   contract owners' equity
   from principal transactions         15,977,121   107,782   (98,476,612)    (36,954,472)   9,461,279    373,314
                                      -----------  --------  ------------  --------------  -----------  ---------
Total increase (decrease) in
   contract owners' equity             16,890,425   102,930   110,113,678    (479,931,354)  10,053,356    278,657
Contract owners' equity at
   beginning of period                    102,930        --   569,687,370   1,049,618,724      278,657         --
                                      -----------  --------  ------------  --------------  -----------  ---------
Contract owners' equity at end of
   period                             $16,993,355  $102,930  $679,801,048  $  569,687,370  $10,332,013  $ 278,657
                                      ===========  ========  ============  ==============  ===========  =========

                                          2009       2008        2009           2008           2009        2008
                                      -----------  --------  ------------  --------------  -----------  ---------
Units, beginning of period                 10,576        --    36,071,377      36,872,706       34,407         --
Units issued                            1,263,567    11,152     1,848,822       5,675,655      873,379     34,821
Units redeemed                              8,997       576     7,113,421       6,476,984        8,274        414
                                      -----------  --------  ------------  --------------  -----------  ---------
Units, end of period                    1,265,146    10,576    30,806,778      36,071,377      899,512     34,407
                                      ===========  ========  ============  ==============  ===========  =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          American New World      American New World   Balanced
                                              Series II               Series III       Series I
                                      -------------------------  --------------------  --------
                                          2009         2008         2009       2008      2009
                                      -----------  ------------  ----------  --------  --------
Income:
   Dividend distributions received    $   622,729  $  1,403,946  $   19,661  $  4,753  $    869
Expenses:
   Mortality and expense risk and
      administrative charges             (803,349)   (1,007,174)     (7,431)     (316)     (237)
                                      -----------  ------------  ----------  --------  --------
Net investment income (loss)             (180,620)      396,772      12,230     4,437       632
                                      -----------  ------------  ----------  --------  --------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            609,541            --       6,394        --     1,513
   Net realized gain (loss)            (8,146,850)   (8,418,269)     (9,317)     (928)       55
                                      -----------  ------------  ----------  --------  --------
Realized gains (losses)                (7,537,309)   (8,418,269)     (2,923)     (928)    1,568
                                      -----------  ------------  ----------  --------  --------
Unrealized appreciation
  (depreciation) during the period     27,481,179   (26,541,964)    304,211   (29,010)    2,628
                                      -----------  ------------  ----------  --------  --------
Net increase (decrease) in contract
   owners' equity from operations      19,763,250   (34,563,461)    313,518   (25,501)    4,828
                                      -----------  ------------  ----------  --------  --------
Changes from principal transactions:
   Purchase payments                    2,063,036     7,671,437     725,846    55,943    96,109
   Transfers between sub-accounts
      and the company                  16,797,602    (5,562,701)    390,137    85,942     8,658
   Withdrawals                         (4,607,494)   (7,403,899)      3,077    (1,754)      367
   Annual contract fee                   (219,399)     (211,333)    (17,822)       --    (2,778)
                                      -----------  ------------  ----------  --------  --------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              14,033,745    (5,506,496)  1,101,238   140,131   102,356
                                      -----------  ------------  ----------  --------  --------
Total increase (decrease) in
   contract owners' equity             33,796,995   (40,069,957)  1,414,756   114,630   107,184
Contract owners' equity at beginning
   of period                           38,682,388    78,752,345     114,630        --        --
                                      -----------  ------------  ----------  --------  --------
Contract owners' equity at end of
   period                             $72,479,383  $ 38,682,388  $1,529,386  $114,630  $107,184
                                      ===========  ============  ==========  ========  ========

                                          2009         2008         2009       2008      2009
                                      -----------  ------------  ----------  --------  --------
Units, beginning of period              4,594,159     5,281,901      14,645        --        --
Units issued                            2,935,951     3,698,920     120,019    14,840     7,739
Units redeemed                          1,656,498     4,386,662       2,714       195       490
                                      -----------  ------------  ----------  --------  --------
Units, end of period                    5,873,612     4,594,159     131,950    14,645     7,249
                                      ===========  ============  ==========  ========  ========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Basic Value Focus       Blue Chip Growth Series I   Blue Chip Growth Series II
                                      -------------------------  ---------------------------  --------------------------
                                          2009         2008          2009           2008          2009          2008
                                      -----------  ------------  ------------  -------------  ------------  ------------
Income:
   Dividend distributions received    $   165,339  $    271,432  $    343,907  $   1,104,638  $     92,107  $    179,828
Expenses:
   Mortality and expense risk and
      administrative charges             (133,304)     (217,350)   (3,502,832)    (5,284,031)   (1,577,487)   (2,049,044)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Net investment income (loss)               32,035        54,082    (3,158,925)    (4,179,393)   (1,485,380)   (1,869,216)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --       137,259            --      6,248,923            --     2,154,360
   Net realized gain (loss)              (929,482)     (736,797)   (2,671,699)    12,209,123    (3,765,421)    4,684,511
                                      -----------  ------------  ------------  -------------  ------------  ------------
Realized gains (losses)                  (929,482)     (599,538)   (2,671,699)    18,458,046    (3,765,421)    6,838,871
                                      -----------  ------------  ------------  -------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period     3,192,776    (5,917,541)   87,263,486   (202,521,389)   38,695,393   (73,363,952)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       2,295,329    (6,462,997)   81,432,862   (188,242,736)   33,444,592   (68,394,297)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Changes from principal transactions:
Purchase payments                           1,604         5,664     1,072,463      1,503,003     2,147,925     3,171,152
Transfers between sub-accounts and
   the company                           (909,443)   (1,956,781)  (16,288,883)    (6,128,251)   (4,253,005)   16,309,288
Withdrawals                              (942,414)   (2,772,329)  (24,303,382)   (60,859,790)   (6,319,272)  (16,996,216)
Annual contract fee                       (32,212)      (40,485)     (641,328)      (725,310)     (437,333)     (459,644)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   ownersowners' equity from
   principal transactions              (1,882,465)   (4,763,931)  (40,161,130)   (66,210,348)   (8,861,685)    2,024,580
                                      -----------  ------------  ------------  -------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity                412,864   (11,226,928)   41,271,732   (254,453,084)   24,582,907   (66,369,717)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Contract owners' equity at beginning
   of period                            9,193,487    20,420,415   224,482,328    478,935,412    89,182,436   155,552,153
                                      -----------  ------------  ------------  -------------  ------------  ------------
Contract owners' equity at end of
   period                             $ 9,606,351  $  9,193,487  $265,754,060  $ 224,482,328  $113,765,343  $ 89,182,436
                                      ===========  ============  ============  =============  ============  ============

                                          2009          2008         2009           2008          2009          2008
                                      -----------  ------------  ------------  -------------  ------------  ------------
Units, beginning of period                560,419       771,091    17,615,463     21,089,264     9,393,422     9,256,377
Units issued                                3,666        13,339       558,669      2,076,577     1,254,099     2,753,965
Units redeemed                            109,381       224,011     3,340,768      5,550,378     2,096,323     2,616,920
                                      -----------  ------------  ------------  -------------  ------------  ------------
Units, end of period                      454,704       560,419    14,833,364     17,615,463     8,551,198     9,393,422
                                      ===========  ============  ============  =============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               Capital                    Capital              Capital Appreciation
                                        Appreciation Series I      Appreciation Series II         Value Series II
                                     --------------------------  -------------------------  --------------------------
                                         2009          2008         2009          2008          2009          2008
                                     ------------  ------------  -----------  ------------  ------------  ------------
Income:
   Dividend distributions received   $    241,058  $    581,848  $    28,235  $    142,109  $  5,304,684  $    749,700
Expenses:
   Mortality and expense risk and
      administrative charges           (1,412,368)   (2,040,151)    (842,589)   (1,054,832)   (3,782,798)     (516,719)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Net investment income (loss)           (1,171,310)   (1,458,303)    (814,354)     (912,723)    1,521,886       232,981
                                     ------------  ------------  -----------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --            --           --            --     1,429,388            --
   Net realized gain (loss)            (5,258,060)   (2,019,102)  (2,368,018)     (932,608)   (4,608,807)   (1,179,858)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Realized gains (losses)                (5,258,060)   (2,019,102)  (2,368,018)     (932,608)   (3,179,419)   (1,179,858)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    38,693,631   (57,750,981)  21,300,742   (28,103,678)   71,870,119   (18,975,182)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      32,264,261   (61,228,386)  18,118,370   (29,949,009)   70,212,586   (19,922,059)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                      293,110       683,465      712,544     2,060,397    71,605,264    56,532,963
   Transfers between sub-accounts
      and the company                  (6,527,226)  (12,218,656)   1,851,085    (3,676,521)   52,668,067    94,137,306
   Withdrawals                         (9,542,121)  (20,173,579)  (3,324,313)   (7,746,323)   (7,156,302)   (1,062,081)
   Annual contract fee                   (317,933)     (350,721)    (252,098)     (257,412)   (1,209,817)     (125,895)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (16,094,170)  (32,059,491)  (1,012,782)   (9,619,859)  115,907,212   149,482,293
                                     ------------  ------------  -----------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             16,170,091   (93,287,877)  17,105,588   (39,568,868)  186,119,798   129,560,234
Contract owners' equity at
   beginning of period                 89,609,852   182,897,729   45,779,941    85,348,809   129,560,234            --
                                     ------------  ------------  -----------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $105,779,943  $ 89,609,852  $62,885,529  $ 45,779,941  $315,680,032  $129,560,234
                                     ============  ============  ===========  ============  ============  ============

                                         2009          2008          2009         2008          2009          2008
                                     ------------  ------------  -----------  ------------  ------------  ------------
Units, beginning of period             13,837,049    17,485,893    4,711,470     5,413,753    14,299,260            --
Units issued                              603,059       668,710      813,424       633,863    15,832,862    14,928,187
Units redeemed                          2,797,842     4,317,554      890,603     1,336,146     2,900,683       628,927
                                     ------------  ------------  -----------  ------------  ------------  ------------
Units, end of period                   11,642,266    13,837,049    4,634,291     4,711,470    27,231,439    14,299,260
                                     ============  ============  ===========  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            CGTC Overseas             Core Allocation            Core Allocation
                                           Equity Series II            Plus Series I              Plus Series II
                                     --------------------------  -------------------------  --------------------------
                                         2009          2008          2009         2008          2009          2008
                                     ------------  ------------  -----------  ------------  ------------  ------------
Income:
   Dividend distributions received    $   55,969   $    81,934   $   283,438   $   26,831   $  1,900,829  $   201,088
Expenses:
   Mortality and expense risk and
      administrative charges             (47,208)      (81,128)     (116,591)     (10,881)    (1,676,423)    (159,241)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Net investment income (loss)               8,761           806       166,847       15,950        224,406       41,847
                                     -----------   -----------   -----------  -----------   ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       316,330       644,770           --      4,926,244           --
   Net realized gain (loss)             (941,991)     (612,379)     (139,442)     (24,081)    (1,789,414)    (379,989)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Realized gains (losses)                 (941,991)     (296,049)      505,328      (24,081)     3,136,830     (379,989)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Unrealized appreciation
   (depreciation) during the period    1,680,199    (2,499,687)    2,723,788     (505,923)    25,467,435   (4,372,731)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations        746,969    (2,794,930)    3,395,963     (514,054)    28,828,671   (4,710,873)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Changes from principal
   transactions:
   Purchase payments                      14,917        50,155     5,026,174    1,804,277     38,839,498   28,288,771
   Transfers between sub-accounts
      and the company                   (310,041)     (412,848)    7,263,735    2,909,096     37,584,613   23,002,397
   Withdrawals                          (262,540)     (497,571)      (88,375)      (6,950)    (2,400,847)    (255,264)
   Annual contract fee                    (9,459)      (11,621)     (169,845)     (45,649)      (502,560)     (30,068)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (567,123)     (871,885)   12,031,689    4,660,774     73,520,704   51,005,836
                                     -----------   -----------   -----------  -----------   ------------  -----------
Total increase (decrease) in
   contract owners' equity               179,846    (3,666,815)   15,427,652    4,146,720    102,349,375   46,294,963
Contract owners' equity at
   beginning of period                 3,185,956     6,852,771     4,146,720           --     46,294,963           --
                                     -----------   -----------   -----------  -----------   ------------  -----------
Contract owners' equity at end of
   period                             $3,365,802   $ 3,185,956   $19,574,372   $4,146,720   $148,644,338  $46,294,963
                                     ===========   ===========   ===========  ===========   ============  ===========

                                         2009          2008          2009         2008          2009          2008
                                     -----------   -----------   -----------  -----------   ------------  -----------
Units, beginning of period               284,112       347,689       459,578           --      5,294,414           --
Units issued                              49,076       108,133     1,342,944      502,457      9,488,321    5,519,145
Units redeemed                            99,538       171,710        53,760       42,879        992,786      224,731
                                     -----------   -----------   -----------  -----------   ------------  -----------
Units, end of period                     233,650       284,112     1,748,762      459,578     13,789,949    5,294,414
                                     ===========   ===========   ===========  ===========   ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                          Core          Core
                                                                                        Balanced     Disciplined
                                        Core         Core        Core         Core      Strategy   Diversification
                                     Allocation   Allocation   Balanced     Balanced     Series        Series
                                      Series I    Series II    Series I    Series II       NAV           II
                                     ----------  -----------  ----------  -----------  ----------  ---------------
                                        2009         2009        2009        2009         2009          2009
                                     ----------  -----------  ----------  -----------  ----------  ---------------
Income:
   Dividend distributions received   $  121,554  $   902,264  $   80,917  $   636,623  $   50,143    $ 1,112,798
Expenses:
   Mortality and expense risk and
      administrative charges             (9,079)    (141,016)    (13,022)    (225,014)     (6,946)      (287,016)
                                     ----------  -----------  ----------  -----------  ----------    -----------
Net investment income (loss)            112,475      761,248      67,895      411,609      43,197        825,782
                                     ----------  -----------  ----------  -----------  ----------    -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --           --          --           --          --             --
   Net realized gain (loss)               4,831      286,216       7,983      304,942       2,048        318,478
                                     ----------  -----------  ----------  -----------  ----------    -----------
Realized gains (losses)                   4,831      286,216       7,983      304,942       2,048        318,478
                                     ----------  -----------  ----------  -----------  ----------    -----------
Unrealized appreciation
   (depreciation) during the period      90,783      939,252     224,017    2,646,009     (15,127)     2,927,967
                                     ----------  -----------  ----------  -----------  ----------    -----------
Net increase (decrease) in contract
   owners' equity from operations       208,089    1,986,716     299,895    3,362,560      30,118      4,072,227
                                     ----------  -----------  ----------  -----------  ----------    -----------
Changes from principal transactions:
   Purchase payments                  2,621,520   10,154,675   3,088,694   13,071,968   2,661,380     16,529,339
   Transfers between sub-accounts
      and the company                   824,313   15,941,950   1,796,569   28,452,907      39,674     36,863,569
   Withdrawals                          (13,766)     (84,700)    (15,462)    (579,353)     10,848       (262,221)
   Annual contract fee                  (79,510)     (48,958)   (108,440)     (69,851)         --        (88,989)
                                     ----------  -----------  ----------  -----------  ----------    -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       3,352,557   25,962,967   4,761,361   40,875,671   2,711,902     53,041,698
                                     ----------  -----------  ----------  -----------  ----------    -----------
Total increase (decrease) in
   contract owners' equity            3,560,646   27,949,683   5,061,256   44,238,231   2,742,020     57,113,925
Contract owners' equity at
   beginning of period                       --           --          --           --          --             --
                                     ----------  -----------  ----------  -----------  ----------    -----------
Contract owners' equity at end of
   period                            $3,560,646  $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925
                                     ==========  ===========  ==========  ===========  ==========    ===========

                                        2009         2009        2009         2009        2009           2009
                                     ----------  -----------  ----------  -----------  ----------    -----------
Units, beginning of period                   --           --          --           --          --             --
Units issued                            246,854    2,148,714     346,751    3,163,373     209,120      3,958,581
Units redeemed                            5,917      289,991       3,426      219,297       8,549        247,022
                                     ----------  -----------  ----------  -----------  ----------    -----------
Units, end of period                    240,937    1,858,723     343,325    2,944,076     200,571      3,711,559
                                     ==========  ===========  ==========  ===========  ==========    ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Core         Core
                                     Fundamental  Fundamental    Core Global      Core Global
                                       Holdings    Holdings    Diversification  Diversification
                                      Series II   Series III      Series II       Series III       Core Strategy Series II
                                     -----------  ----------   ---------------  ---------------  ---------------------------
                                         2009        2009           2009             2009            2009          2008
                                     -----------  ----------   ---------------  ---------------  ------------  -------------
Income:
   Dividend distributions received   $ 1,380,210  $  170,302    $  1,484,407      $  103,428     $  8,444,074  $   4,392,641
Expenses:
   Mortality and expense risk and
      administrative charges            (445,943)    (27,623)       (497,401)        (14,833)      (6,516,055)    (4,902,445)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Net investment income (loss)             934,267     142,679         987,006          88,595        1,928,019       (509,804)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --          --              --              --        2,144,094        121,084
   Net realized gain (loss)              203,492      49,360         441,722           8,541      (11,815,215)    (4,731,996)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Realized gains (losses)                  203,492      49,360         441,722           8,541       (9,671,121)    (4,610,912)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Unrealized appreciation
   (depreciation) during the period    4,808,596     457,025       4,065,194         205,649       95,762,151    (94,980,131)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations      5,946,355     649,064       5,493,922         302,785       88,019,049   (100,100,847)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Changes from principal transactions:
   Purchase payments                  46,952,023   6,843,114      32,188,704       5,040,617       99,816,853    101,253,572
   Transfers between sub-accounts
      and the company                 45,147,167   2,140,451      78,176,784       1,015,126       43,059,801     35,789,373
   Withdrawals                          (453,360)     (3,194)        (76,869)         14,403       (9,773,169)   (12,977,700)
   Annual contract fee                   (84,505)   (204,074)       (141,003)       (150,038)      (2,772,691)    (1,415,911)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       91,561,325   8,776,297     110,147,616       5,920,108      130,330,794    122,649,334
                                     -----------  ----------    ------------      ----------     ------------  -------------
Total increase (decrease) in
   contract owners' equity            97,507,680   9,425,361     115,641,538       6,222,893      218,349,843     22,548,487
Contract owners' equity at
   beginning of period                        --          --              --              --      318,495,112    295,946,625
                                     -----------  ----------    ------------      ----------     ------------  -------------
Contract owners' equity at end of
   period                            $97,507,680  $9,425,361    $115,641,538      $6,222,893     $536,844,955  $ 318,495,112
                                     ===========  ==========    ============      ==========     ============  =============

                                          2009         2009           2009             2009           2009           2008
                                     -----------  ----------    ------------      ----------     ------------  -------------
Units, beginning of period                    --          --              --              --       31,256,689     21,010,365
Units issued                           6,850,775     681,445       8,065,506         427,239       16,577,258     13,935,443
Units redeemed                           222,744      30,248         454,788          10,375        3,933,015      3,689,119
                                     -----------  ----------    ------------      ----------     ------------  -------------
Units, end of period                   6,628,031     651,197       7,610,718         416,864       43,900,932     31,256,689
                                     ===========  ==========    ============      ==========     ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     Core Strategy         Disciplined
                                       Series NAV   Diversification Series II     DWS Equity 500 Index
                                     -------------  -------------------------  -------------------------
                                          2009          2009          2008         2009         2008
                                     -------------  ------------  -----------  -----------  ------------
Income:
   Dividend distributions received    $  108,160    $  3,681,538  $   700,640  $   381,049  $    463,509
Expenses:
   Mortality and expense risk and
      administrative charges             (23,169)     (2,474,616)    (314,228)    (238,223)     (351,272)
                                      ----------    ------------  -----------  -----------  ------------
Net investment income (loss)              84,991       1,206,922      386,412      142,826       112,237
                                      ----------    ------------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       1,420,130       45,697           --            --
   Net realized gain (loss)               21,433      (2,814,369)    (856,229)  (1,200,548)      (67,341)
                                      ----------    ------------  -----------  -----------  ------------
Realized gains (losses)                   21,433      (1,394,239)    (810,532)  (1,200,548)      (67,341)
                                      ----------    ------------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period      345,351      47,780,437   (9,295,623)   4,287,047   (10,167,926)
                                      ----------    ------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations        451,775      47,593,120   (9,719,743)   3,229,325   (10,123,030)
                                      ----------    ------------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                   5,719,582      64,123,251   40,772,562       92,858       532,321
   Transfers between sub-accounts
      and the company                     67,630      27,089,454   48,669,466   (1,504,970)     (348,153)
   Withdrawals                           (90,350)     (4,001,160)    (568,199)    (866,064)   (2,639,762)
   Annual contract fee                  (117,645)       (727,588)     (68,076)    (104,482)     (120,247)
                                      ----------    ------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        5,579,217      86,483,957   88,805,753   (2,382,658)   (2,575,841)
                                      ----------    ------------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             6,030,992     134,077,077   79,086,010      846,667   (12,698,871)
Contract owners' equity at
   beginning of period                        --      79,086,010           --   15,769,341    28,468,212
                                      ----------    ------------  -----------  -----------  ------------
Contract owners' equity at end of
   period                             $6,030,992    $213,163,087  $79,086,010  $16,616,008  $ 15,769,341
                                      ==========    ============  ===========  ===========  ============

                                           2009          2009          2008         2009          2008
                                      ----------    ------------  -----------  -----------  ------------
Units, beginning of period                    --       8,663,009           --    1,125,518     1,252,764
Units issued                             448,608      12,654,961    9,435,817       28,805       131,262
Units redeemed                            26,116       2,659,293      772,808      197,553       258,508
                                      ----------    ------------  -----------  -----------  ------------
Units, end of period                     422,492      18,658,677    8,663,009      956,770     1,125,518
                                      ==========    ============  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Emerging Small Company      Emerging Small Company
                                              Series I                    Series II             Equity-Income Series I
                                     --------------------------  --------------------------  ---------------------------
                                         2009          2008          2009          2008          2009           2008
                                     ------------  ------------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions received   $         --  $         --  $         --  $         --  $  5,177,813  $   9,021,653
Expenses:
   Mortality and expense risk and
      administrative charges             (425,225)     (796,246)     (267,537)     (446,248)   (3,637,080)    (5,977,367)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Net investment income (loss)             (425,225)     (796,246)     (267,537)     (446,248)    1,540,733      3,044,286
                                     ------------  ------------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --        30,423            --        15,997            --     11,015,627
   Net realized gain (loss)           (20,656,759)   (4,504,153)  (11,271,293)   (3,625,126)  (26,074,328)    (6,060,436)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Realized gains (losses)               (20,656,759)   (4,473,730)  (11,271,293)   (3,609,129)  (26,074,328)     4,955,191
                                     ------------  ------------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the period    28,710,122   (24,138,718)   15,889,266   (11,013,101)   76,895,466   (181,284,470)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations       7,628,138   (29,408,694)    4,350,436   (15,068,478)   52,361,871   (173,284,993)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                       95,178       217,186        78,738       231,853       714,010      1,320,288
   Transfers between sub-accounts
      and the company                 (38,743,953)   (7,581,442)  (21,633,812)   (2,397,617)  (16,321,131)   (37,050,937)
   Withdrawals                         (2,454,858)   (7,891,248)   (1,004,513)   (2,955,120)  (27,507,607)   (68,790,261)
   Annual contract fee                   (113,179)     (151,336)      (90,868)     (116,428)     (531,646)      (663,499)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (41,216,812)  (15,406,840)  (22,650,455)   (5,237,312)  (43,646,374)  (105,184,409)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity            (33,588,674)  (44,815,534)  (18,300,019)  (20,305,790)    8,715,497   (278,469,402)
Contract owners' equity at
   beginning of period                 33,588,674    78,404,208    18,300,019    38,605,809   261,746,610    540,216,012
                                     ------------  ------------  ------------  ------------  ------------  -------------
Contract owners' equity at end of
   period                            $         --  $ 33,588,674  $         --  $ 18,300,019  $270,462,107  $ 261,746,610
                                     ============  ============  ============  ============  ============  =============

                                         2009          2008          2009          2008          2009           2008
                                     ------------  ------------  ------------  ------------  ------------  -------------
Units, beginning of period              3,348,224     4,312,201     2,087,921     2,456,363    13,650,160     17,778,494
Units issued                              286,574       435,906       364,767       613,260       559,298        492,550
Units redeemed                          3,634,798     1,399,883     2,452,688       981,702     2,838,093      4,620,884
                                     ------------  ------------  ------------  ------------  ------------  -------------
Units, end of period                           --     3,348,224            --     2,087,921    11,371,365     13,650,160
                                     ============  ============  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      Financial Services         Financial Services
                                       Equity-Income Series II             Series I                  Series II
                                     ---------------------------  -------------------------  -------------------------
                                         2009           2008          2009         2008          2009         2008
                                     ------------  -------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions received   $  2,485,164  $   3,841,513  $   108,696  $    181,604  $   126,382  $    207,480
Expenses:
   Mortality and expense risk and
      administrative charges           (2,028,987)    (2,928,888)    (236,382)     (339,617)    (391,617)     (504,285)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Net investment income (loss)              456,177        912,625     (127,686)     (158,013)    (265,235)     (296,805)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --      4,915,020           --     1,312,891           --     1,803,649
   Net realized gain (loss)           (18,603,395)    (6,794,681)  (5,718,619)   (4,866,715)  (8,977,439)   (4,873,523)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Realized gains (losses)               (18,603,395)    (1,879,661)  (5,718,619)   (3,553,824)  (8,977,439)   (3,069,874)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    45,914,588    (78,878,235)  11,014,382    (9,098,558)  17,427,696   (15,331,635)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      27,767,370    (79,845,271)   5,168,077   (12,810,395)   8,185,022   (18,698,314)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                    2,926,683      5,299,955       59,167       164,921      701,805     2,563,900
   Transfers between sub-accounts
      and the company                     (19,476)   (16,530,043)    (354,811)    1,316,868     (691,847)    4,716,645
   Withdrawals                         (8,336,987)   (23,768,978)  (1,338,218)   (3,140,515)  (2,198,104)   (3,624,567)
   Annual contract fee                   (524,357)      (614,022)     (72,902)      (79,773)    (108,129)     (110,448)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (5,954,137)   (35,613,088)  (1,706,764)   (1,738,499)  (2,296,275)    3,545,530
                                     ------------  -------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             21,813,233   (115,458,359)   3,461,313   (14,548,894)   5,888,747   (15,152,784)
Contract owners' equity at
   beginning of period                126,408,553    241,866,912   14,200,399    28,749,293   23,207,419    38,360,203
                                     ------------  -------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $148,221,786  $ 126,408,553  $17,661,712  $ 14,200,399  $29,096,166  $ 23,207,419
                                     ============  =============  ===========  ============  ===========  ============

                                         2009           2008          2009         2008          2009         2008
                                     ------------  -------------  -----------  ------------  -----------  ------------
Units, beginning of period             11,489,143     13,764,913    1,623,612     1,791,838    2,476,693     2,221,999
Units issued                            1,960,438      1,543,962      480,142       710,713      698,450     1,184,859
Units redeemed                          2,495,184      3,819,732      653,899       878,939      923,811       930,165
                                     ------------  -------------  -----------  ------------  -----------  ------------
Units, end of period                   10,954,397     11,489,143    1,449,855     1,623,612    2,251,332     2,476,693
                                     ============  =============  ===========  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Founding Allocation          Founding Allocation
                                             Series I                     Series II            Fundamental Value Series I
                                     ------------------------  ------------------------------  --------------------------
                                        2009         2008           2009           2008            2009           2008
                                     -----------  -----------  --------------  --------------  ------------  ------------
Income:
   Dividend distributions            $ 1,533,280  $   397,302  $   42,876,539  $   33,688,116  $  3,045,019  $  3,633,166
Expenses:
   Mortality and expense risk and
      administrative charges            (257,693)     (45,571)    (17,039,992)    (17,987,324)   (4,888,125)   (2,295,833)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Net investment income (loss)           1,275,587      351,731      25,836,547      15,700,792    (1,843,106)    1,337,333
                                     -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                 --       22,327              --      19,560,910            --     1,389,688
   Net realized gain (loss)             (476,896)     (61,022)    (65,403,100)    (29,150,793)  (17,878,279)    1,118,802
                                     -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses)                 (476,896)     (38,695)    (65,403,100)     (9,589,883)  (17,878,279)    2,508,490
                                     -----------  -----------  --------------  --------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    8,641,751   (3,219,829)    331,376,127    (530,271,317)  106,925,088   (72,977,006)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      9,440,442   (2,906,793)    291,809,574    (524,160,408)   87,203,703   (69,131,183)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                  10,055,361    5,783,857      22,059,006     421,542,017     1,515,185       509,250
   Transfers between sub-accounts
      and the company                 12,402,570    8,833,278     (43,223,208)    119,555,263   (18,761,576)  276,667,711
   Withdrawals                          (262,817)     (39,040)    (35,913,109)    (42,576,555)  (37,214,221)  (20,452,365)
   Annual Contract Fee                  (404,106)          --      (8,588,854)     (5,665,751)     (794,114)     (374,548)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       21,791,008   14,578,095     (65,666,165)    492,854,974   (55,254,726)  256,350,048
                                     -----------  -----------  --------------  --------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity            31,231,450   11,671,302     226,143,409     (31,305,434)   31,948,977   187,218,865
Contract owners' equity at
   beginning of period                11,671,302           --   1,035,742,268   1,067,047,702   336,160,486   148,941,621
                                     -----------  -----------  --------------  --------------  ------------  ------------
Contract owners' equity at end of
   period                            $42,902,752  $11,671,302  $1,261,885,677  $1,035,742,268  $368,109,463  $336,160,486
                                     ===========  ===========  ==============  ==============  ============  ============

                                         2009        2008          2009             2008           2009          2008
                                     -----------  -----------  --------------  --------------  ------------  ------------
Units, beginning of period             1,344,727           --     136,082,295      88,894,665    33,466,331     8,885,514
Units issued                           2,590,662    1,385,406       4,923,965      57,225,144       867,144    28,092,605
Units redeemed                           141,554       40,679      12,607,854      10,037,514     6,092,179     3,511,788
                                     -----------  -----------  --------------  --------------  ------------  ------------
Units, end of period                   3,793,835    1,344,727     128,398,406     136,082,295    28,241,296    33,466,331
                                     ===========  ===========  ==============  ==============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Fundamental Value            Global Allocation
                                              Series II                    Series I           Global Allocation Series II
                                     ---------------------------  --------------------------  ---------------------------
                                         2009           2008          2009          2008           2009          2008
                                     ------------  -------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions            $  1,950,053  $   2,063,219  $      3,420  $  1,943,605  $          --  $  8,236,558
Expenses:
   Mortality and expense risk and
      administrative charges           (4,251,494)    (5,170,376)     (342,452)     (661,007)    (1,719,439)   (2,772,015)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Net investment income (loss)           (2,301,441)    (3,107,157)     (339,032)    1,282,598     (1,719,439)    5,464,543
                                     ------------  -------------  ------------  ------------  -------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --      3,962,716            --        93,230             --       365,472
   Net realized gain (loss)           (17,604,679)     2,098,093   (10,183,038)      147,150    (47,649,729)   (3,849,049)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Realized gains (losses)               (17,604,679)     6,060,809   (10,183,038)      240,380    (47,649,729)   (3,483,577)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Unrealized appreciation
   (depreciation) during the period    92,153,695   (156,084,796)   16,588,644   (18,300,333)    79,787,301   (71,263,026)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      72,247,575   (153,131,144)    6,066,574   (16,777,355)    30,418,133   (69,282,060)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Changes from principal
   transactions:
   Purchase payments                    3,073,409      7,156,968        23,916       118,388      2,285,355     4,369,832
   Transfers between sub-accounts
      and the company                  (3,881,052)    25,816,742   (30,070,912)   (5,670,135)  (149,254,440)  (11,001,526)
   Withdrawals                        (16,179,716)   (26,830,932)   (2,632,543)   (7,243,918)    (4,262,612)  (10,677,235)
   Annual Contract Fee                 (1,313,646)    (1,251,646)      (81,166)     (119,876)      (532,232)     (672,546)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (18,301,005)     4,891,132   (32,760,705)  (12,915,541)  (151,763,929)  (17,981,475)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Total increase (decrease) in
   contract owners' equity             53,946,570   (148,240,012)  (26,694,131)  (29,692,896)  (121,345,796)  (87,263,535)
Contract owners' equity at
   beginning of period                251,340,629    399,580,641    26,694,131    56,387,027    121,345,796   208,609,331
                                     ------------  -------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                            $305,287,199  $ 251,340,629  $         --  $ 26,694,131  $          --  $121,345,796
                                     ============  =============  ============  ============  =============  ============

                                         2009           2008          2009          2008           2009           2008
                                     ------------  -------------  ------------  ------------  -------------  ------------
Units, beginning of period             23,786,071     22,519,590     3,166,226     4,328,109     11,729,356    12,997,587
Units issued                            2,514,162      5,515,795       183,025       292,168        742,112       847,593
Units redeemed                          3,957,798      4,249,314     3,349,251     1,454,051     12,471,468     2,115,824
                                     ------------  -------------  ------------  ------------  -------------  ------------
Units, end of period                   22,342,435     23,786,071            --     3,166,226             --    11,729,356
                                     ============  =============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Global Bond Series I         Global Bond Series II         Global Trust Series I
                                     --------------------------  ----------------------------  ----------------------------
                                         2009          2008           2009           2008           2009           2008
                                     ------------  ------------  -------------  -------------  -------------  -------------
Income:
   Dividend distributions            $  9,304,604  $    649,442  $  18,219,463  $   1,212,809  $   2,229,233  $   3,012,465
Expenses:
   Mortality and expense risk and
      administrative charges           (1,130,728)   (1,527,062)    (2,489,532)    (3,391,656)    (1,712,182)    (2,276,418)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Net investment income (loss)            8,173,876      (877,620)    15,729,931     (2,178,847)       517,051        736,047
                                     ------------  ------------  -------------  -------------  -------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions          10,390,495            --     20,377,073             --             --             --
   Net realized gain (loss)            (4,590,601)    1,514,310     (5,718,724)     2,450,004     (4,024,609)     3,987,054
                                     ------------  ------------  -------------  -------------  -------------  -------------
Realized gains (losses)                 5,799,894     1,514,310     14,658,349      2,450,004     (4,024,609)     3,987,054
                                     ------------  ------------  -------------  -------------  -------------  -------------
Unrealized appreciation
   (depreciation) during the period    (4,681,323)   (7,405,737)   (11,712,850)   (12,928,375)    40,425,172    (83,299,898)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from operations       9,292,447    (6,769,047)    18,675,430    (12,657,218)    36,917,614    (78,576,797)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Changes from principal
   transactions:
   Purchase payments                      564,417       349,179      4,616,448      6,523,946     13,557,475      3,729,870
   Transfers between sub-accounts
      and the company                    (154,571)   11,350,992      9,582,651    (30,778,489)     8,777,532     (4,147,064)
   Withdrawals                        (10,939,594)  (20,554,112)   (10,557,158)   (20,702,524)   (10,996,554)   (23,887,014)
   Annual Contract Fee                   (175,623)     (178,934)      (701,115)      (786,187)      (625,659)      (181,532)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (10,705,371)   (9,032,875)     2,940,826    (45,743,254)    10,712,794    (24,485,740)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Total increase (decrease) in
   contract owners' equity             (1,412,924)  (15,801,922)    21,616,256    (58,400,472)    47,630,408   (103,062,537)
Contract owners' equity at
   beginning of period                 81,495,660    97,297,582    154,495,811    212,896,283    109,603,317    212,665,854
                                     ------------  ------------  -------------  -------------  -------------  -------------
Contract owners' equity at end of
   period                            $ 80,082,736  $ 81,495,660  $ 176,112,067  $ 154,495,811  $ 157,233,725  $ 109,603,317
                                     ============  ============  =============  =============  =============  =============

                                         2009          2008          2009            2008           2009           2008
                                     ------------  ------------  -------------  -------------  -------------  -------------
Units, beginning of period              3,602,575     3,988,009      9,374,175     12,098,539      6,778,204      7,318,177
Units issued                              654,845     2,013,405      2,132,217      3,827,529      3,480,690      1,030,270
Units redeemed                          1,098,929     2,398,839      2,006,571      6,551,893      1,209,097      1,570,243
                                     ------------  ------------  -------------  -------------  -------------  -------------
Units, end of period                    3,158,491     3,602,575      9,499,821      9,374,175      9,049,797      6,778,204
                                     ============  ============  =============  =============  =============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Global Trust Series II     Health Sciences Series I  Health Sciences Series II
                                     --------------------------  -------------------------  -------------------------
                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions            $    382,998  $    652,087  $        --  $         --  $        --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges             (420,478)     (640,750)    (557,402)     (815,616)    (682,595)     (926,858)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net investment income (loss)              (37,480)       11,337     (557,402)     (815,616)    (682,595)     (926,858)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --            --      511,091     1,320,154      622,631     1,414,032
   Net realized gain (loss)            (2,729,076)   (1,895,434)  (4,548,913)   (3,707,824)  (6,844,947)   (5,004,708)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses)                (2,729,076)   (1,895,434)  (4,037,822)   (2,387,670)  (6,222,316)   (3,590,676)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period     9,667,640   (18,480,451)  13,941,033   (16,359,010)  17,554,746   (17,376,825)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations       6,901,084   (20,364,548)   9,345,809   (19,562,296)  10,649,835   (21,894,359)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                      129,062       406,670      187,012       223,777      784,576     2,861,459
   Transfers between sub-accounts
      and the company                  (1,793,498)   (5,809,661)  (2,318,534)   (5,111,921)  (1,707,282)   (3,233,466)
   Withdrawals                         (1,245,895)   (4,004,802)  (3,740,396)   (8,155,545)  (3,449,180)   (7,583,995)
   Annual Contract Fee                   (146,223)     (172,669)    (157,850)     (176,389)    (199,612)     (225,865)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (3,056,554)   (9,580,462)  (6,029,768)  (13,220,078)  (4,571,498)   (8,181,867)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity              3,844,530   (29,945,010)   3,316,041   (32,782,374)   6,078,337   (30,076,226)
Contract owners' equity at
   beginning of period                 26,665,157    56,610,167   37,028,670    69,811,044   41,778,494    71,854,720
                                     ------------  ------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $ 30,509,687  $ 26,665,157  $40,344,711  $ 37,028,670  $47,856,831  $ 41,778,494
                                     ============  ============  ===========  ============  ===========  ============

                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, beginning of period              2,397,618     3,028,072    2,672,652     3,480,258    2,875,694     3,393,566
Units issued                              121,491       163,109      378,859       706,174      730,985     1,112,534
Units redeemed                            393,606       793,563      807,432     1,513,780    1,053,933     1,630,406
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, end of period                    2,125,503     2,397,618    2,244,079     2,672,652    2,552,746     2,875,694
                                     ============  ============  ===========  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      High Income Series II       High Yield Series I        High Yield Series II
                                     -----------------------  --------------------------  -------------------------
                                         2009        2008         2009          2008          2009         2008
                                     -----------  ----------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions            $ 1,514,432  $  116,272  $  6,770,940  $  5,160,702  $ 8,849,678  $  4,337,770
Expenses:
   Mortality and expense risk and
      administrative charges            (129,346)    (16,567)     (870,537)     (961,506)  (1,087,840)     (880,455)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Net investment income (loss)           1,385,086      99,705     5,900,403     4,199,196    7,761,838     3,457,315
                                     -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                 --       7,402            --            --           --            --
   Net realized gain (loss)            1,645,855    (390,139)  (10,902,200)   (7,712,686)  (8,939,681)   (4,474,476)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses)                1,645,855    (382,737)  (10,902,200)   (7,712,686)  (8,939,681)   (4,474,476)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    1,832,614    (408,757)   29,275,029   (15,723,592)  29,241,046   (15,164,632)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      4,863,555    (691,789)   24,273,232   (19,237,082)  28,063,203   (16,181,793)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     257,898     121,121       213,626       195,189    2,534,810     1,113,459
   Transfers between sub-accounts
      and the company                 12,980,097   1,076,751     5,045,751    (4,520,928)  15,379,193     6,278,564
   Withdrawals                          (907,363)    (99,184)   (8,016,651)  (12,064,933)  (5,583,203)   (7,222,517)
   Annual Contract Fee                   (18,826)     (3,380)     (111,398)     (110,152)    (187,407)     (160,750)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       12,311,806   1,095,308    (2,868,672)  (16,500,824)  12,143,393         8,756
                                     -----------  ----------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity            17,175,361     403,519    21,404,560   (35,737,906)  40,206,596   (16,173,037)
Contract owners' equity at
   beginning of period                 1,474,198   1,070,679    46,086,858    81,824,764   50,595,088    66,768,125
                                     -----------  ----------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $18,649,559  $1,474,198  $ 67,491,418  $ 46,086,858  $90,801,684  $ 50,595,088
                                     ===========  ==========  ============  ============  ===========  ============

                                          2009         2008         2009          2008         2009          2008
                                     -----------  ----------  ------------  ------------  -----------  ------------
Units, beginning of period               230,474      92,897     4,032,014     4,962,992    4,362,481     3,941,905
Units issued                           2,854,287     301,541     2,414,224     1,925,258    5,197,898     2,629,033
Units redeemed                         1,458,569     163,964     2,565,200     2,856,236    4,386,401     2,208,457
                                     -----------  ----------  ------------  ------------  -----------  ------------
Units, end of period                   1,626,192     230,474     3,881,038     4,032,014    5,173,978     4,362,481
                                     ===========  ==========  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   International Core
                                        Income & Value Series I     Income & Value Series II            Series I
                                     ----------------------------  --------------------------  -------------------------
                                          2009           2008          2009          2008          2009         2008
                                     -------------  -------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions            $     411,929  $   6,028,356  $    109,208  $  1,642,532  $   839,115  $  2,769,566
Expenses:
   Mortality and expense risk and
      administrative charges              (636,882)    (3,037,075)     (206,085)     (982,252)    (522,753)     (876,947)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Net investment income (loss)              (224,953)     2,991,281       (96,877)      660,280      316,362     1,892,619
                                     -------------  -------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                   --      4,639,746            --     1,374,197    1,033,051       845,469
   Net realized gain (loss)            (65,288,440)    (3,197,671)  (21,426,794)   (1,887,851)  (3,919,101)    4,394,808
                                     -------------  -------------  ------------  ------------  -----------  ------------
Realized gains (losses)                (65,288,440)     1,442,075   (21,426,794)     (513,654)  (2,886,050)    5,240,277
                                     -------------  -------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period     63,012,054    (77,922,580)   20,738,839   (21,867,554)   7,753,557   (35,038,329)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations       (2,501,339)   (73,489,224)     (784,832)  (21,720,928)   5,183,869   (27,905,433)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                       223,070        594,251       248,355       986,408       85,565       243,363
   Transfers between sub-accounts
      and the company                 (135,151,185)   (14,755,453)  (40,643,124)   (7,972,235)  (1,699,868)   (5,934,214)
   Withdrawals                          (6,830,355)   (34,895,906)   (1,100,761)   (7,686,792)  (3,526,692)   (8,925,702)
   Annual Contract Fee                     (99,788)      (284,999)      (59,989)     (209,230)    (104,520)     (126,111)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (141,858,258)   (49,342,107)  (41,555,519)  (14,881,849)  (5,245,515)  (14,742,664)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity            (144,359,597)  (122,831,331)  (42,340,351)  (36,602,777)     (61,646)  (42,648,097)
Contract owners' equity at
   beginning of period                 144,359,597    267,190,928    42,340,351    78,943,128   37,670,124    80,318,221
                                     -------------  -------------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $          --  $ 144,359,597  $         --  $ 42,340,351  $37,608,478  $ 37,670,124
                                     =============  =============  ============  ============  ===========  ============

                                          2009           2008          2009          2008          2009         2008
                                     -------------  -------------  ------------  ------------  -----------  ------------
Units, beginning of period               8,494,621     10,864,738     4,008,782     5,129,616    3,231,431     4,161,014
Units issued                                67,103        174,397        55,458       225,373      217,837       325,350
Units redeemed                           8,561,724      2,544,514     4,064,240     1,346,207      690,175     1,254,933
                                     -------------  -------------  ------------  ------------  -----------  ------------
Units, end of period                            --      8,494,621            (0)    4,008,782    2,759,093     3,231,431
                                     =============  =============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         International Core        International Equity       International Equity
                                             Series II               Index A Series I          Index A Series II
                                     -------------------------  -------------------------  -------------------------
                                         2009         2008          2009         2008          2009         2008
                                     -----------  ------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions            $   510,010  $  1,720,300  $ 1,712,786  $    415,017  $ 2,001,628  $    366,074
Expenses:
   Mortality and expense risk and
      administrative charges            (379,865)     (593,413)    (192,916)     (333,187)    (228,273)     (344,319)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Net investment income (loss)             130,145     1,126,887    1,519,870        81,830    1,773,355        21,755
                                     -----------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions            669,029       528,730           --       186,587           --       178,343
   Net realized gain (loss)           (5,022,887)   (2,491,804)  (2,242,923)      217,620     (963,692)      455,465
                                     -----------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses)               (4,353,858)   (1,963,074)  (2,242,923)      404,207     (963,692)      633,808
                                     -----------  ------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    7,692,619   (17,102,515)   4,504,097   (12,557,707)   3,567,088   (12,776,744)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      3,468,906   (17,938,702)   3,781,044   (12,071,670)   4,376,751   (12,121,181)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     596,119     1,843,974       28,923        84,478       58,564       160,492
   Transfers between sub-accounts
      and the company                   (717,388)   (5,472,780)    (399,337)   (2,476,445)    (561,878)   (3,543,619)
   Withdrawals                        (1,452,436)   (3,440,279)  (1,655,497)   (3,961,360)    (755,883)   (2,139,506)
   Annual Contract Fee                   (98,937)     (121,208)     (53,746)      (60,093)     (80,444)      (93,125)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (1,672,642)   (7,190,293)  (2,079,657)   (6,413,420)  (1,339,641)   (5,615,758)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             1,796,264   (25,128,995)   1,701,387   (18,485,090)   3,037,110   (17,736,939)
Contract owners' equity at
   beginning of period                24,821,956    49,950,951   12,492,766    30,977,856   12,715,588    30,452,527
                                     -----------  ------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $26,618,220  $ 24,821,956  $14,194,153  $ 12,492,766  $15,752,698  $ 12,715,588
                                     ===========  ============  ===========  ============  ===========  ============

                                         2009          2008         2009          2008         2009          2008
                                     -----------  ------------  -----------  ------------  -----------  ------------
Units, beginning of period             1,971,098     2,355,907      964,039     1,306,598      996,311     1,300,693
Units issued                             289,324       456,018      141,738       162,169      194,341       329,601
Units redeemed                           460,931       840,827      299,426       504,728      278,941       633,983
                                     -----------  ------------  -----------  ------------  -----------  ------------
Units, end of period                   1,799,491     1,971,098      806,351       964,039      911,711       996,311
                                     ===========  ============  ===========  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        International Equity        International Small         International Small
                                          Index Series NAV             Cap Series I                Cap Series II
                                     -------------------------  --------------------------  --------------------------
                                         2009         2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions            $   794,530  $    824,983  $    857,137  $  1,768,359  $    441,912  $    854,749
Expenses:
   Mortality and expense risk and
      administrative charges            (331,837)     (498,212)     (513,333)   (1,091,250)     (322,105)     (626,845)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)             462,693       326,771       343,804       677,109       119,807       227,904
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions            398,542       318,509     8,612,473     1,144,000     4,734,080       613,544
   Net realized gain (loss)           (2,887,421)   (1,590,395)  (43,365,282)   (3,470,099)  (22,013,950)  (10,419,608)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)               (2,488,879)   (1,271,886)  (34,752,809)   (2,326,099)  (17,279,870)   (9,806,064)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    8,702,813   (16,647,056)   52,546,317   (47,391,024)   27,687,390   (16,562,566)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      6,676,627   (17,592,171)   18,137,312   (49,040,014)   10,527,327   (26,140,726)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                     100,391       216,216       150,224       505,762       540,912     1,617,212
   Transfers between sub-accounts
      and the company                 (2,272,400)   (2,120,409)  (51,933,738)  (13,982,662)  (30,027,223)  (12,259,118)
   Withdrawals                          (966,363)   (2,868,942)   (3,499,636)  (12,055,015)   (1,902,131)   (5,232,127)
   Annual Contract Fee                  (145,009)     (173,778)     (108,909)     (158,644)      (87,403)     (127,632)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (3,283,381)   (4,946,913)  (55,392,059)  (25,690,559)  (31,475,845)  (16,001,665)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             3,393,246   (22,539,084)  (37,254,747)  (74,730,573)  (20,948,518)  (42,142,391)
Contract owners' equity at
   beginning of period                20,582,730    43,121,814    37,254,747   111,985,320    20,948,518    63,090,909
                                     -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $23,975,976  $ 20,582,730  $         --  $ 37,254,747  $         --  $ 20,948,518
                                     ===========  ============  ============  ============  ============  ============

                                         2009          2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period             2,852,394     3,271,721     3,027,907     4,226,430     1,815,070     2,476,541
Units issued                              54,112       213,680       463,838       303,971       630,597       437,208
Units redeemed                           475,114       633,007     3,491,745     1,502,494     2,445,667     1,098,679
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period                   2,431,392     2,852,394            --     3,027,907            --     1,815,070
                                     ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     International  International
                                     Small Company  Small Company       International Value         International Value
                                       Series I       Series II              Series I                    Series II
                                     -------------  -------------  ---------------------------  ---------------------------
                                          2009           2009         2009           2008          2009           2008
                                     -------------  -------------  ------------  -------------  ------------  -------------
Income:
   Dividend distributions             $   388,795    $   236,022   $  2,580,885  $   6,461,729  $  2,131,169  $   5,017,181
Expenses:
   Mortality and expense risk and
      administrative charges              (96,398)       (63,702)    (1,811,052)    (3,052,368)   (1,707,749)    (2,616,336)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Net investment income (loss)              292,397        172,320        769,833      3,409,361       423,420      2,400,845
                                      -----------    -----------   ------------  -------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --             --      5,781,499      6,979,706     5,068,168      5,544,306
   Net realized gain (loss)               (50,491)       (69,515)   (17,902,429)    (3,612,213)  (15,773,701)    (3,695,565)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Realized gains (losses)                   (50,491)       (69,515)   (12,120,930)     3,367,493   (10,705,533)     1,848,741
                                      -----------    -----------   ------------  -------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the period    (1,224,185)      (721,786)    46,257,734   (116,371,114)   41,428,323    (92,828,837)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations        (982,279)      (618,981)    34,906,637   (109,594,260)   31,146,210    (88,579,251)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                        8,410         84,641        785,652        859,861     1,519,445      3,527,097
   Transfers between sub-accounts
      and the company                  49,692,360     29,340,823    (12,934,416)   (28,733,970)   (6,946,012)   (22,021,210)
   Withdrawals                           (421,452)      (233,393)   (13,266,342)   (33,047,663)   (7,210,238)   (18,667,330)
   Annual Contract Fee                    (13,977)       (15,926)      (357,720)      (435,696)     (501,427)      (586,089)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        49,265,341     29,176,145    (25,772,826)   (61,357,468)  (13,138,232)   (37,747,532)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity             48,283,062     28,557,164      9,133,811   (170,951,728)   18,007,978   (126,326,783)
Contract owners' equity at
   beginning of period                         --             --    124,274,980    295,226,708   104,996,878    231,323,661
                                      -----------    -----------   ------------  -------------  ------------  -------------
Contract owners' equity at end of
   period                             $48,283,062    $28,557,164   $133,408,791  $ 124,274,980  $123,004,856  $ 104,996,878
                                      ===========    ===========   ============  =============  ============  =============

                                          2009           2009           2009           2008          2009           2008
                                      -----------    -----------   ------------  -------------  ------------  -------------
Units, beginning of period                     --             --      9,996,172     13,413,023     7,623,148      9,361,392
Units issued                            4,234,181      2,659,490        354,218        395,143       573,253        783,932
Units redeemed                            298,290        330,558      2,317,161      3,811,994     1,462,596      2,522,176
                                      -----------    -----------   ------------  -------------  ------------  -------------
Units, end of period                    3,935,891      2,328,932      8,033,229      9,996,172     6,733,805      7,623,148
                                      ===========    ===========   ============  =============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Investment Quality            Investment Quality
                                              Bond Series I                Bond Series II
                                      ---------------------------   ---------------------------
                                          2009           2008           2009           2008
                                      ------------   ------------   ------------   ------------
Income:
   Dividend distributions             $  6,962,949   $  7,226,785   $  5,599,584   $  7,034,178
Expenses:
   Mortality and expense risk and
      administrative charges            (1,695,350)    (1,616,315)    (1,586,017)    (1,904,249)
                                      ------------   ------------   ------------   ------------
Net investment income (loss)             5,267,599      5,610,470      4,013,567      5,129,929
                                      ------------   ------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                   --             --             --             --
   Net realized gain (loss)             (3,439,764)    (4,216,804)    (1,318,927)    (4,362,528)
                                      ------------   ------------   ------------   ------------
Realized gains (losses)                 (3,439,764)    (4,216,804)    (1,318,927)    (4,362,528)
                                      ------------   ------------   ------------   ------------
Unrealized appreciation
   (depreciation) during
   the period                           12,345,175     (4,764,581)     6,795,401     (5,015,525)
                                      ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations       14,173,010     (3,370,915)     9,490,041     (4,248,124)
                                      ------------   ------------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                    21,850,928      4,496,865      2,016,184      3,011,605
   Transfers between sub-accounts
      and the company                   33,608,110      2,778,485     43,104,013    (22,483,659)
   Withdrawals                         (14,818,333)   (20,928,545)   (10,597,578)   (14,321,612)
   Annual Contract Fee                    (904,006)      (284,715)      (450,483)      (479,410)
                                      ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         39,736,699    (13,937,910)    34,072,136    (34,273,076)
                                      ------------   ------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity              53,909,709    (17,308,825)    43,562,177    (38,521,200)
Contract owners' equity at
   beginning of period                 103,084,376    120,393,201     92,404,508    130,925,708
                                      ------------   ------------   ------------   ------------
Contract owners' equity at end of
   period                             $156,994,085   $103,084,376   $135,966,685   $ 92,404,508
                                      ============   ============   ============   ============

                                           2009           2008           2009           2008
                                      ------------   ------------   ------------   ------------
Units, beginning of period               5,071,248      5,273,996      6,301,640      8,638,664
Units issued                             4,962,200      1,559,024      3,438,276      1,513,057
Units redeemed                           1,222,568      1,761,772      1,364,885      3,850,081
                                      ------------   ------------   ------------   ------------
Units, end of period                     8,810,880      5,071,248      8,375,031      6,301,640
                                      ============   ============   ============   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Lifestyle
                                       Large Cap Value Series I     Large Cap Value Series II       Aggressive Series I
                                      --------------------------   --------------------------   ---------------------------
                                         2009           2008           2009          2008           2009           2008
                                      -----------   ------------   -----------   ------------   ------------   ------------
Income:
   Dividend distributions             $   307,734   $    507,963   $   251,194   $    348,508   $    844,497   $  2,051,394
Expenses:
   Mortality and expense risk and
      administrative charges             (294,510)      (555,609)     (285,665)      (460,042)    (1,217,687)    (1,870,481)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Net investment income (loss)               13,224        (47,646)      (34,471)      (111,534)      (373,190)       180,913
                                      -----------   ------------   -----------   ------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --             --            --             --             --     16,397,124
   Net realized gain (loss)            (4,978,721)    (4,091,489)   (2,868,641)    (1,555,539)   (13,188,324)   (20,821,945)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Realized gains (losses)                (4,978,721)    (4,091,489)   (2,868,641)    (1,555,539)   (13,188,324)    (4,424,821)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period     6,286,412    (11,955,074)    4,303,625    (10,985,348)    37,735,888    (60,053,584)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations       1,320,915    (16,094,209)    1,400,513    (12,652,421)    24,174,374    (64,297,492)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      121,799        150,293       173,686        406,331        741,381      1,076,813
   Transfers between sub-accounts
      and the company                  (2,049,100)    (6,090,354)     (221,798)    (5,020,566)    (1,794,331)   (15,829,397)
   Withdrawals                         (2,324,708)    (6,123,077)   (1,231,792)    (3,451,200)    (5,555,182)   (17,977,245)
   Annual Contract Fee                    (77,591)      (117,774)      (80,003)       (97,534)      (361,039)      (420,536)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (4,329,600)   (12,180,912)   (1,359,907)    (8,162,969)    (6,969,171)   (33,150,365)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity             (3,008,685)   (28,275,121)       40,606    (20,815,390)    17,205,203    (97,447,857)
Contract owners' equity at
   beginning of period                 23,027,238     51,302,359    19,316,098     40,131,488     78,077,502    175,525,359
                                      -----------   ------------   -----------   ------------   ------------   ------------
Contract owners' equity at end of
   period                             $20,018,553   $ 23,027,238   $19,356,704   $ 19,316,098   $ 95,282,705   $ 78,077,502
                                      ===========   ============   ===========   ============   ============   ============

                                         2009           2008           2009           2008           2009           2008
                                      -----------   ------------   -----------   ------------   ------------   ------------
Units, beginning of period              1,450,254      2,039,124     1,228,957      1,607,730      7,208,200      9,206,081
Units issued                              152,608        350,132       195,065        313,806        670,233      1,113,039
Units redeemed                            445,253        939,002       290,477        692,579      1,308,154      3,110,920
                                      -----------   ------------   -----------   ------------   ------------   ------------
Units, end of period                    1,157,609      1,450,254     1,133,545      1,228,957      6,570,279      7,208,200
                                      ===========   ============   ===========   ============   ============   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              Lifestyle
                                         Aggressive Series II        Lifestyle Balanced Series I     Lifestyle Balanced Series II
                                     ----------------------------   ----------------------------   --------------------------------
                                         2009           2008            2009           2008             2009             2008
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Income:
   Dividend distributions            $  1,277,771   $   3,259,631   $ 25,581,960   $  21,104,432   $  336,039,640   $   255,979,201
Expenses:
   Mortality and expense risk and
      administrative charges           (2,366,017)     (3,496,874)    (7,890,860)    (11,048,172)    (118,359,857)     (125,279,342)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Net investment income (loss)           (1,088,246)       (237,243)    17,691,100      10,056,260      217,679,783       130,699,859
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --      28,674,934        420,228      32,307,836        5,935,263       332,347,496
   Net realized gain (loss)           (19,188,518)    (30,016,466)   (55,036,545)    (17,509,486)    (123,362,498)      (36,130,581)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Realized gains (losses)               (19,188,518)     (1,341,532)   (54,616,317)     14,798,350     (117,427,235)      296,216,915
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Unrealized appreciation
   (depreciation) during the period    64,428,074    (112,832,563)   175,122,440    (286,297,665)   1,854,295,594    (3,386,656,144)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Net increase (decrease) in contract
   owners' equity from operations      44,151,310    (114,411,338)   138,197,223    (261,443,055)   1,954,548,142    (2,959,739,370)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Changes from principal
   transactions:
   Purchase payments                    4,830,193      10,555,764     39,673,754       8,226,431      709,957,143     1,217,486,360
   Transfers between sub-accounts
      and the company                  (2,907,807)    (16,095,569)    60,171,286     (29,496,287)     502,193,695        87,607,388
   Withdrawals                         (6,976,923)    (24,467,543)   (61,729,057)   (146,081,690)    (357,374,676)     (628,640,072)
   Annual Contract Fee                   (714,155)       (829,772)    (2,603,072)     (1,670,130)     (40,630,601)      (31,720,147)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (5,768,692)    (30,837,120)    35,512,911    (169,021,676)     814,145,561       644,733,529
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Total increase (decrease) in
   contract owners' equity             38,382,618    (145,248,458)   173,710,134    (430,464,731)   2,768,693,703    (2,315,005,841)
Contract owners' equity at
   beginning of period                140,031,483     285,279,941    488,815,865     919,280,596    6,354,575,304     8,669,581,145
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Contract owners' equity at end of
   period                            $178,414,101   $ 140,031,483   $662,525,999   $ 488,815,865   $9,123,269,007   $ 6,354,575,304
                                     ============   =============   ============   =============   ==============   ===============

                                          2009          2008            2009            2008            2009              2008
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Units, beginning of period             12,730,138      14,689,016     35,215,875      44,018,959      536,639,432       485,068,665
Units issued                            1,356,324       2,741,253     13,232,889       5,822,138       99,521,532        87,278,815
Units redeemed                          1,884,413       4,700,131      8,419,242      14,625,222       24,675,619        35,708,048
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Units, end of period                   12,202,049      12,730,138     40,029,522      35,215,875      611,485,345       536,639,432
                                     ============   =============   ============   =============   ==============   ===============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                Lifestyle                       Lifestyle
                                         Conservative Series I          Conservative Series II          Lifestyle Growth Series I
                                      ---------------------------   -------------------------------   ----------------------------
                                          2009           2008            2009             2008            2009            2008
                                      ------------   ------------   --------------   --------------   ------------   -------------
Income:
   Dividend distributions             $ 10,401,056   $  6,950,196   $  100,430,665   $   53,922,455   $ 15,675,017   $  14,538,612
Expenses:
   Mortality and expense risk and
      administrative charges            (2,581,795)    (2,416,831)     (26,486,012)     (15,946,692)    (6,479,986)     (9,131,164)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Net investment income (loss)             7,819,261      4,533,365       73,944,653       37,975,763      9,195,031       5,407,448
                                      ------------   ------------   --------------   --------------   ------------   -------------
Realized gains (losses) on
   investments:
   Capital gain distributions              439,381      3,043,724        4,223,911       17,671,531             --      33,782,212
   Net realized gain (loss)             (9,131,129)    (8,907,738)     (38,032,869)     (18,529,100)   (53,828,123)    (14,709,134)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Realized gains (losses)                 (8,691,748)    (5,864,014)     (33,808,958)        (857,569)   (53,828,123)     19,073,078
                                      ------------   ------------   --------------   --------------   ------------   -------------
Unrealized appreciation
   (depreciation) during the period     34,810,182    (27,657,318)     282,067,887     (231,379,820)   170,671,154    (289,463,027)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from operations       33,937,695    (28,987,967)     322,203,582     (194,261,626)   126,038,062    (264,982,501)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Changes from principal
   transactions:
   Purchase payments                    10,870,344      1,488,289      189,953,281      205,918,396     33,574,105      10,468,134
   Transfers between sub-accounts
      and the company                   48,595,822     61,928,838      521,162,288      633,691,482      2,366,864     (29,343,029)
   Withdrawals                         (28,035,261)   (40,954,217)    (124,863,818)    (124,203,732)   (35,496,990)    (84,905,527)
   Annual Contract Fee                    (763,072)      (320,294)      (8,469,256)      (3,651,363)    (2,450,379)     (1,704,740)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         30,667,833     22,142,616      577,782,495      711,754,783     (2,006,400)   (105,485,162)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Total increase (decrease) in
   contract owners' equity              64,605,528     (6,845,351)     899,986,077      517,493,157    124,031,662    (370,467,663)
Contract owners' equity at
   beginning of period                 143,843,541    150,688,892    1,171,315,497      653,822,340    410,760,328     781,227,991
                                      ------------   ------------   --------------   --------------   ------------   -------------
Contract owners' equity at end of
   period                             $208,449,069   $143,843,541   $2,071,301,574   $1,171,315,497   $534,791,990   $ 410,760,328
                                      ============   ============   ==============   ==============   ============   =============

                                          2009           2008            2009             2008            2009            2008
                                      ------------   ------------   --------------   --------------   ------------   -------------
Units, beginning of period               8,661,797      7,414,141       89,201,134       40,759,257     33,091,302      38,655,362
Units issued                             6,659,874      5,934,947       61,536,157       61,475,512     10,202,492       6,392,610
Units redeemed                           3,868,881      4,687,291       17,164,827       13,033,635      8,267,818      11,956,670
                                      ------------   ------------   --------------   --------------   ------------   -------------
Units, end of period                    11,452,790      8,661,797      133,572,464       89,201,134     35,025,976      33,091,302
                                      ============   ============   ==============   ==============   ============   =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Lifestyle Growth Series II     Lifestyle Moderate Series I   Lifestyle Moderate Series II
                                      --------------------------------  ---------------------------  ------------------------------
                                           2009              2008           2009           2008           2009           2008
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Income:
   Dividend distributions             $   305,362,798  $   264,929,568  $ 10,465,334  $   9,215,889  $  107,395,976  $   78,909,309
Expenses:
   Mortality and expense risk and
      administrative charges             (147,155,688)    (167,052,894)   (3,079,669)    (3,781,175)    (33,530,538)    (29,665,102)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Net investment income (loss)              158,207,110       97,876,674     7,385,665      5,434,714      73,865,438      49,244,207
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain distributions                      --      570,288,667            --      6,027,762              --      42,593,493
   Net realized gain (loss)              (226,638,528)     (33,875,909)  (17,919,525)   (12,460,405)    (45,838,195)    (25,454,904)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Realized gains (losses)                  (226,638,528)     536,412,758   (17,919,525)    (6,432,643)    (45,838,195)     17,138,589
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Unrealized appreciation
   (depreciation) during the period     2,694,435,207   (5,376,451,274)   59,182,236    (67,185,245)    470,538,240    (605,021,613)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from operations       2,626,003,789   (4,742,161,842)   48,648,376    (68,183,174)    498,565,483    (538,638,817)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments                      782,462,001    1,785,988,369    16,874,024      3,983,588     270,578,951     358,580,229
   Transfers between sub-accounts
      and the company                     (50,512,147)    (242,199,046)   20,021,177     13,379,229     310,964,877     233,574,001
   Withdrawals                           (320,211,159)    (610,886,468)  (27,673,693)   (50,068,434)   (120,696,131)   (174,496,021)
   Annual Contract Fee                    (58,308,241)     (47,330,509)   (1,011,711)      (536,418)    (10,560,240)     (6,957,082)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           353,430,454      885,572,346     8,209,797    (33,242,035)    450,287,457     410,701,127
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Total increase (decrease) in
   contract owners' equity              2,979,434,243   (3,856,589,496)   56,858,173   (101,425,209)    948,852,940    (127,937,690)
Contract owners' equity at
   beginning of period                  8,170,434,029   12,027,023,525   188,774,055    290,199,264   1,689,787,030   1,817,724,720
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Contract owners' equity at end of
   period                             $11,149,868,272  $ 8,170,434,029  $245,632,228  $ 188,774,055  $2,638,639,970  $1,689,787,030
                                      ===============  ===============  ============  =============  ==============  ==============

                                             2009              2008          2009           2008           2009             2008
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Units, beginning of period                739,884,660      667,866,837    12,358,584     14,006,009     137,848,366     108,763,250
Units issued                               82,615,947      110,982,072     5,334,629      3,574,962      48,762,461      41,548,148
Units redeemed                             39,483,731       38,964,249     3,769,911      5,222,387      10,781,045      12,463,032
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Units, end of period                      783,016,876      739,884,660    13,923,302     12,358,584     175,829,782     137,848,366
                                      ===============  ===============  ============  =============  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              LMFC Core                                          Marisco International
                                           Equity Series I       LMFC Core Equity Series II     Opportunities Series II
                                        ---------------------   ---------------------------   ---------------------------
                                           2009        2008         2009           2008           2009           2008
                                        ---------   ---------   ------------   ------------   ------------   ------------
Income:
   Dividend distributions               $   1,846   $  15,340   $    223,366   $  2,855,068   $    244,123   $    470,252
Expenses:
   Mortality and expense risk and
      administrative charges                 (202)       (660)       (74,260)      (412,401)      (459,877)      (803,962)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Net investment income (loss)                1,644      14,680        149,106      2,442,667       (215,754)      (333,710)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --       3,031             --        819,697             --      2,389,786
   Net realized gain (loss)               (81,963)       (248)   (20,567,058)    (6,015,249)   (16,515,724)    (8,934,403)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Realized gains (losses)                   (81,963)      2,783    (20,567,058)    (5,195,552)   (16,515,724)    (6,544,617)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period        82,096     (82,096)    20,205,697    (16,911,966)    25,081,188    (27,507,687)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations           1,777     (64,633)      (212,255)   (19,664,851)     8,349,710    (34,386,014)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Changes from principal transactions:
   Purchase payments                       48,298     121,875        120,840        500,759        597,247      3,165,893
   Transfers between sub-accounts and
      the company                        (126,391)     20,031    (15,633,816)       893,347     (1,023,520)    (8,477,008)
   Withdrawals                                 --          --       (304,352)    (3,880,360)    (2,189,812)    (9,075,794)
   Annual Contract Fee                       (957)         --        (15,199)       (81,165)       (93,349)      (128,835)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (79,050)    141,906    (15,832,527)    (2,567,419)    (2,709,434)   (14,515,744)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Total increase (decrease) in contract
   owners' equity                         (77,273)     77,273    (16,044,782)   (22,232,270)     5,640,276    (48,901,758)
Contract owners' equity at beginning
   of period                               77,273          --     16,044,782     38,277,052     29,250,221     78,151,979
                                        ---------   ---------   ------------   ------------   ------------   ------------
Contract owners' equity at end of
   period                               $      --   $  77,273   $         --   $ 16,044,782   $ 34,890,497   $ 29,250,221
                                        =========   =========   ============   ============   ============   ============

                                          2009         2008         2009           2008           2009          2008
                                        ---------   ---------   ------------   ------------   ------------   ------------
Units, beginning of period                 12,269          --      2,544,371      2,707,898      2,820,676      3,613,945
Units issued                                7,205      12,269        211,257        950,785      1,040,539        950,834
Units redeemed                             19,474          --      2,755,628      1,114,312      1,353,972      1,744,103
                                        ---------   ---------   ------------   ------------   ------------   ------------
Units, end of period                           --      12,269             --      2,544,371      2,507,243      2,820,676
                                        =========   =========   ============   ============   ============   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                        Mid Cap
                                                                                                     Intersection
                                         Mid Cap Index Series I        Mid Cap Index Series II         Series I
                                      ---------------------------   ---------------------------   ------------------
                                          2009           2008           2009           2008         2009      2008
                                      ------------   ------------   ------------   ------------   --------   -------
Income:
   Dividend distributions             $    328,254   $    446,905   $    523,917   $    578,365   $     45   $     8
Expenses:
   Mortality and expense risk and
      administrative charges              (487,485)      (735,156)      (982,541)    (1,327,442)      (100)      (12)
                                      ------------   ------------   ------------   ------------   --------   -------
Net investment income (loss)              (159,231)      (288,251)      (458,624)      (749,077)       (55)       (4)
                                      ------------   ------------   ------------   ------------   --------   -------
Realized gains (losses) on
   investments:
   Capital gain distributions              501,035      1,219,004        964,101      1,966,692         --        --
   Net realized gain (loss)             (6,280,133)    (2,228,863)   (10,156,599)    (6,294,591)     3,651      (666)
                                      ------------   ------------   ------------   ------------   --------   -------
Realized gains (losses)                 (5,779,098)    (1,009,859)    (9,192,498)    (4,327,899)     3,651      (666)
                                      ------------   ------------   ------------   ------------   --------   -------
Unrealized appreciation
   (depreciation) during the period     15,406,931    (19,766,713)    28,262,332    (32,611,910)       265      (265)
                                      ------------   ------------   ------------   ------------   --------   -------
Net increase (decrease) in contract
   owners' equity from operations        9,468,602    (21,064,823)    18,611,210    (37,688,886)     3,861      (935)
                                      ------------   ------------   ------------   ------------   --------   -------
Changes from principal
   transactions:
   Purchase payments                       149,366        249,492      1,097,024      1,987,954     35,963        --
   Transfers between sub-accounts
      and the company                   (2,008,966)     3,302,820       (695,759)    15,278,245    (37,754)    7,493
   Withdrawals                          (3,019,282)    (7,382,051)    (4,039,798)    (9,499,194)    (5,808)   (1,707)
   Annual Contract Fee                    (117,748)      (127,197)      (357,795)      (361,366)    (1,113)       --
                                      ------------   ------------   ------------   ------------   --------   -------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (4,996,630)    (3,956,936)    (3,996,328)     7,405,639     (8,712)    5,786
                                      ------------   ------------   ------------   ------------   --------   -------
Total increase (decrease) in
   contract owners' equity               4,471,972    (25,021,759)    14,614,882    (30,283,247)    (4,851)    4,851
Contract owners' equity at
   beginning of period                  32,196,125     57,217,884     59,487,997     89,771,244      4,851        --
                                      ------------   ------------   ------------   ------------   --------   -------
Contract owners' equity at end of
   period                             $ 36,668,097   $ 32,196,125   $ 74,102,879   $ 59,487,997   $     --   $ 4,851
                                      ============   ============   ============   ============   ========   =======

                                          2009           2008           2009           2008         2009       2008
                                      ------------   ------------   ------------   ------------   --------   -------
Units, beginning of period               2,545,090      2,827,829      5,042,423      4,746,817        626        --
Units issued                               323,095        801,631        806,801      1,877,266      4,484       814
Units redeemed                             713,173      1,084,370      1,145,997      1,581,660      5,110       188
                                      ------------   ------------   ------------   ------------   --------   -------
Units, end of period                     2,155,012      2,545,090      4,703,227      5,042,423         --       626
                                      ============   ============   ============   ============   ========   =======

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               Mid Cap
                                        Intersection Series II       Mid Cap Stock Series I         Mid Cap Stock Series II
                                      -------------------------   ----------------------------   ---------------------------
                                          2009          2008          2009           2008            2009           2008
                                      -----------   -----------   ------------   -------------   ------------   ------------
Income:
   Dividend distributions             $    16,372   $        --   $         --   $          --   $         --   $         --
Expenses:
   Mortality and expense risk and
      administrative charges              (42,304)      (53,544)    (2,172,286)     (3,482,936)    (1,494,538)    (2,260,025)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Net investment income (loss)              (25,932)      (53,544)    (2,172,286)     (3,482,936)    (1,494,538)    (2,260,025)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --            --             --       6,455,363             --      4,125,739
   Net realized gain (loss)              (483,131)     (736,655)   (17,954,327)        365,002    (17,899,843)    (3,186,634)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Realized gains (losses)                  (483,131)     (736,655)   (17,954,327)      6,820,365    (17,899,843)       939,105
                                      -----------   -----------   ------------   -------------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period     1,246,144    (1,160,563)    58,667,860    (133,461,580)    43,537,053    (77,666,071)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations         737,081    (1,950,762)    38,541,247    (130,124,151)    24,142,672    (78,986,991)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      164,754       648,426      6,025,485       1,754,568      1,365,836      4,829,257
   Transfers between sub-accounts
      and the company                  (3,245,050)    2,032,860    (10,671,114)     21,716,699     (4,442,340)       817,031
   Withdrawals                           (131,369)     (343,511)   (14,017,374)    (37,022,632)    (6,219,851)   (15,018,681)
   Annual Contract Fee                     (7,281)       (8,444)      (721,656)       (680,893)      (448,195)      (530,665)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (3,218,946)    2,329,331    (19,384,659)    (14,232,258)    (9,744,550)    (9,903,058)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity             (2,481,865)      378,569     19,156,588    (144,356,409)    14,398,122    (88,890,049)
Contract owners' equity at
   beginning of period                  2,481,865     2,103,296    148,054,706     292,411,115     93,272,294    182,162,343
                                      -----------   -----------   ------------   -------------   ------------   ------------
Contract owners' equity at end of
   period                             $        --   $ 2,481,865   $167,211,294   $ 148,054,706   $107,670,416   $ 93,272,294
                                      ===========   ===========   ============   =============   ============   ============

                                          2009          2008          2009           2008            2009           2008
                                      -----------   -----------   ------------   -------------   ------------   ------------
Units, beginning of period                379,032       182,898     13,282,484      14,501,521      6,953,618      7,457,432
Units issued                              445,415       769,367      1,466,605       4,087,196      1,221,160      2,157,118
Units redeemed                            824,447       573,233      2,927,185       5,306,233      1,933,707      2,660,932
                                      -----------   -----------   ------------   -------------   ------------   ------------
Units, end of period                           --       379,032     11,821,904      13,282,484      6,241,071      6,953,618
                                      ===========   ===========   ============   =============   ============   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Mid Cap Value Series I       Mid Cap Value Series II      ML Global Allocation
                                      ---------------------------   ---------------------------   -----------------------
                                          2009           2008           2009           2008          2009          2008
                                      ------------   ------------   ------------   ------------   ----------   ----------
Income:
   Dividend distributions             $    816,607   $  1,765,257   $    786,924   $  1,556,241   $   18,153   $   24,389
Expenses:
   Mortality and expense risk and
      administrative charges              (295,783)    (1,579,807)      (331,441)    (1,693,664)     (14,534)     (17,952)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Net investment income (loss)               520,824        185,450        455,483       (137,423)       3,619        6,437
                                      ------------   ------------   ------------   ------------   ----------   ----------
Realized gains (losses) on
   investments:
   Capital gain distributions                 --        4,808,930           --        4,817,769         --          4,696
   Net realized gain (loss)            (62,753,167)   (22,834,402)   (67,114,837)   (18,134,584)      27,517       73,736
                                      ------------   ------------   ------------   ------------   ----------   ----------
Realized gains (losses)                (62,753,167)   (18,025,472)   (67,114,837)   (13,316,815)      27,517       78,432
                                      ------------   ------------   ------------   ------------   ----------   ----------
Unrealized appreciation
   (depreciation) during the period     65,118,890    (32,744,100)    69,529,261    (37,519,906)     148,636     (360,331)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Net increase (decrease) in contract
   owners' equity from operations        2,886,547    (50,584,122)     2,869,907    (50,974,144)     179,772     (275,462)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Changes from principal
   transactions:
   Purchase payments                       145,056      1,660,633        127,405        804,786         --           --
   Transfers between sub-accounts
      and the company                  (67,582,667)   (14,956,428)   (70,178,988)   (11,178,743)     (86,524)     (85,860)
   Withdrawals                          (2,172,585)   (15,639,825)    (1,548,505)   (12,994,706)     (47,557)    (118,120)
   Annual contract fee                    (100,555)      (327,487)       (93,374)      (386,273)      (3,087)      (2,955)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (69,710,751)   (29,263,107)   (71,693,462)   (23,754,936)    (137,168)    (206,935)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Total increase (decrease) in
   contract owners' equity             (66,824,204)   (79,847,229)   (68,823,555)   (74,729,080)      42,604     (482,397)
Contract owners' equity at
   beginning of period                  66,824,204    146,671,433     68,823,555    143,552,635    1,037,664    1,520,061
                                      ------------   ------------   ------------   ------------   ----------   ----------
Contract owners' equity at end of
   period                             $       --     $ 66,824,204   $         --   $ 68,823,555   $1,080,268   $1,037,664
                                      ============   ============   ============   ============   ==========   ==========

                                          2009           2008           2009           2008          2009          2008
                                      ------------   ------------   ------------   ------------   ----------   ----------
Units, beginning of period               5,626,646      7,236,421      6,017,297      7,510,604       79,691       91,452
Units issued                               137,217        722,627         59,215        583,260          255        1,779
Units redeemed                           5,763,863      2,332,402      6,076,512      2,076,567       10,027       13,540
                                      ------------   ------------   ------------   ------------   ----------   ----------
Units, end of period                            --      5,626,646             --      6,017,297       69,919       79,691
                                      ============   ============   ============   ============   ==========   ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                           Money Market Trust B
                                         Money Market Series I           Money Market Series II                 Series NAV
                                      ----------------------------   -------------------------------   --------------------------
                                          2009            2008            2009              2008           2009          2008
                                      -------------   ------------   --------------   --------------   -----------   ------------
Income:
   Dividend distributions             $     669,916   $  5,968,951   $    1,110,291   $   11,696,916   $   173,442   $    808,435
Expenses:
   Mortality and expense risk and
      administrative charges             (4,558,821)    (5,169,378)     (21,513,511)     (13,603,692)     (545,745)      (594,866)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Net investment income (loss)             (3,888,905)       799,573      (20,403,220)      (1,906,776)     (372,303)       213,569
                                      -------------   ------------   --------------   --------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                    --             --               --               --            --             --
   Net realized gain (loss)                      --        (26,146)              --          131,354            --           (309)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Realized gains (losses)                          --        (26,146)              --          131,354            --           (309)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period              --             --               --               --            --             --
                                      -------------   ------------   --------------   --------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations        (3,888,905)       773,427      (20,403,220)      (1,775,422)     (372,303)       213,260
                                      -------------   ------------   --------------   --------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                      5,331,591      5,523,089      201,663,908      422,101,771       284,380        429,466
   Transfers between sub-accounts
      and the company                     3,839,255     48,915,079     (129,381,874)     881,751,341     1,216,171     17,491,934
   Withdrawals                         (129,121,051)    (1,803,080)    (294,567,100)    (350,479,994)   (6,451,918)   (22,851,518)
   Annual contract fee                     (872,136)      (854,523)      (6,810,431)      (2,850,772)     (223,479)      (184,515)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (120,822,341)    51,780,565     (229,095,497)     950,522,346    (5,174,846)    (5,114,633)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity             (124,711,246)    52,553,992     (249,498,717)     948,746,924    (5,547,149)    (4,901,373)
Contract owners' equity at
   beginning of period                  365,001,241    312,447,249    1,383,024,119      434,277,195    38,238,802     43,140,175
                                      -------------   ------------   --------------   --------------   -----------   ------------
Contract owners' equity at end of
   period                             $ 240,289,995   $365,001,241   $1,133,525,402   $1,383,024,119   $32,691,653   $ 38,238,802
                                      =============   ============   ==============   ==============   ===========   ============

                                          2009            2008            2009              2008           2009          2008
                                      -------------   ------------   --------------   --------------   -----------   ------------
Units, beginning of period               22,608,467     19,224,624      107,096,820       33,634,489     2,981,744      3,382,379
Units issued                              8,803,030     21,627,888       49,553,562      104,361,951     1,086,155      2,667,916
Units redeemed                           16,150,256     18,244,045       67,733,444       30,899,620     1,493,010      3,068,551
                                      -------------   ------------   --------------   --------------   -----------   ------------
Units, end of period                     15,261,241     22,608,467       88,916,938      107,096,820     2,574,889      2,981,744
                                      =============   ============   ==============   ==============   ===========   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Mutual Shares Series I      Natural Resources Series II    Optimized All Cap Series II
                                      --------------------------   -----------------------------   ---------------------------
                                          2009           2008           2009           2008            2009          2008
                                      ------------   -----------   -------------   -------------   -----------   -------------
Income:
   Dividend distributions             $  1,460,431   $   193,407   $     933,738   $     647,704   $   654,699   $    538,531
Expenses:
   Mortality and expense risk and
      administrative charges              (636,005)      (50,306)     (2,151,838)     (3,605,425)     (871,431)    (1,359,407)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Net investment income (loss)               824,426       143,101      (1,218,100)     (2,957,721)     (216,732)      (820,876)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                   --            --      43,502,897       7,826,683            --             --
   Net realized gain (loss)               (993,234)      (44,713)   (101,777,092)    (54,696,669)   (8,901,313)    (9,286,750)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Realized gains (losses)                   (993,234)      (44,713)    (58,274,195)    (46,869,986)   (8,901,313)    (9,286,750)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period     23,288,199    (3,430,317)    119,418,999     (84,040,000)   22,354,688    (36,664,216)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations       23,119,391    (3,331,929)     59,926,704    (133,867,707)   13,236,643    (46,771,842)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                    44,778,844     7,661,346       2,898,271       8,428,173       314,369        651,755
   Transfers between sub-accounts
      and the company                   38,793,049    14,329,106      16,831,445     (19,092,203)   (4,553,888)    (7,536,657)
   Withdrawals                            (779,906)      (81,632)     (9,243,768)    (31,200,606)   (3,222,158)    (8,918,010)
   Annual contract fee                  (1,535,364)     (217,369)       (537,104)       (638,791)     (384,810)      (451,856)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         81,256,623    21,691,451       9,948,844     (42,503,427)   (7,846,487)   (16,254,768)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity             104,376,014    18,359,522      69,875,548    (176,371,134)    5,390,156    (63,026,610)
Contract owners' equity at
   beginning of period                $ 18,359,522            --     103,282,484     279,653,618    57,016,741    120,043,351
                                      ------------   -----------   -------------   -------------   -----------   ------------
Contract owners' equity at end of
   period                             $122,735,536   $18,359,522   $ 173,158,032   $ 103,282,484   $62,406,897   $ 57,016,741
                                      ============   ===========   =============   =============   ===========   ============

                                          2009           2008           2009           2008            2009          2008
                                      ------------   -----------   -------------   -------------   -----------   -------------
Units, beginning of period               2,191,280            --       4,519,846       5,632,699     4,770,992       5,614,030
Units issued                             9,731,411     2,229,538       2,152,880       2,393,190        59,072         405,956
Units redeemed                             314,539        38,258       1,716,094       3,506,043       687,577       1,248,994
                                      ------------   -----------   -------------   -------------   -----------   ------------
Units, end of period                    11,608,152     2,191,280       4,956,632       4,519,846     4,142,487       4,770,992
                                      ============   ===========   =============   =============   ===========   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Optimized Value Series II       Pacific Rim Series I        Pacific Rim Series II
                                      --------------------------   --------------------------   --------------------------
                                          2009          2008           2009          2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Income:
   Dividend distributions             $   202,429   $    351,919   $   193,456   $    433,583   $   150,142   $    294,067
Expenses:
   Mortality and expense risk and
      administrative charges             (166,873)      (262,817)     (270,309)      (453,187)     (277,019)      (419,391)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net investment income (loss)               35,556         89,102       (76,853)       (19,604)     (126,877)      (125,324)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --             --            --        795,947            --        734,533
   Net realized gain (loss)            (1,858,050)    (1,615,709)   (6,234,242)    (6,863,162)   (5,120,388)    (9,059,248)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses)                (1,858,050)    (1,615,709)   (6,234,242)    (6,067,215)   (5,120,388)    (8,324,715)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period     4,036,830     (7,023,729)   11,127,878     (8,925,616)   10,309,318     (3,966,829)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations       2,214,336     (8,550,336)    4,816,783    (15,012,435)    5,062,053    (12,416,868)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                       38,463        119,760       137,444        409,106       536,973      1,337,254
   Transfers between sub-accounts
      and the company                    (676,769)    (2,015,968)   (1,023,110)    (6,396,722)    2,119,081    (10,458,588)
   Withdrawals                           (696,623)    (1,874,603)   (1,820,119)    (4,667,985)     (941,637)    (3,696,646)
   Annual contract fee                    (70,379)       (84,272)      (63,718)       (77,884)      (62,561)       (85,128)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (1,405,308)    (3,855,083)   (2,769,503)   (10,733,485)    1,651,856    (12,903,108)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity                809,028    (12,405,419)    2,047,280    (25,745,920)    6,713,909    (25,319,976)
Contract owners' equity at
   beginning of period                 11,036,947     23,442,366    18,180,312     43,926,232    14,432,831     39,752,807
                                      -----------   ------------   -----------   ------------   -----------   ------------
Contract owners' equity at end of
   period                             $11,845,975   $ 11,036,947   $20,227,592   $ 18,180,312   $21,146,740   $ 14,432,831
                                      ===========   ============   ===========   ============   ===========   ============

                                          2009          2008           2009          2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, beginning of period              1,107,167      1,358,278     2,021,114      2,850,036     1,096,257      1,748,484
Units issued                               36,236         66,171       420,673        449,046       699,532        504,336
Units redeemed                            174,229        317,282       725,218      1,277,968       546,350      1,156,563
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, end of period                      969,174      1,107,167     1,716,569      2,021,114     1,249,439      1,096,257
                                      ===========   ============   ===========   ============   ===========   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             PIM Classic                                        Real Estate
                                           Value Series II           PIMCO All Asset         Securities Series I
                                     -------------------------  ------------------------  ---------------------------
                                         2009         2008         2009          2008         2009          2008
                                     -----------  ------------  -----------  -----------  ------------  -------------
Income:
   Dividend distributions received   $    90,537  $    230,577  $ 1,406,392  $ 1,400,989  $  1,361,709   $  2,535,256
Expenses:
   Mortality and expense risk and
      administrative charges             (42,278)     (231,884)    (320,510)    (412,119)     (609,288)    (1,226,449)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Net investment income (loss)              48,259        (1,307)   1,085,882      988,870       752,421      1,308,807
                                     -----------  ------------  -----------  -----------  ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       238,983           --       68,363            --      1,232,256
   Net realized gain (loss)           (7,294,743)   (7,770,212)  (1,362,818)  (1,470,470)  (30,359,776)   (39,068,560)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Realized gains (losses)               (7,294,743)   (7,531,229)  (1,362,818)  (1,402,107)  (30,359,776)   (37,836,304)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Unrealized appreciation
   (depreciation) during
   the period                          6,828,811    (1,437,862)   3,865,320   (4,773,598)   39,829,457      2,114,300
                                     -----------  ------------  -----------  -----------  ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations       (417,673)   (8,970,398)   3,588,384   (5,186,835)   10,222,102    (34,413,197)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      29,865       766,577       62,821       77,274       123,585        352,874
   Transfers between sub-accounts
      and the company                 (8,783,945)     (995,049)   1,803,186    1,070,045    (3,521,340)    (8,234,288)
   Withdrawals                          (250,073)   (1,942,031)  (1,714,518)  (3,600,384)   (4,964,352)   (14,207,800)
   Annual contract fee                    (8,952)      (42,064)     (63,673)     (71,473)     (123,447)      (182,058)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (9,013,105)   (2,212,567)      87,816   (2,524,538)   (8,485,554)   (22,271,272)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Total increase (decrease) in
   contract owners' equity            (9,430,778)  (11,182,965)   3,676,200   (7,711,373)    1,736,548    (56,684,469)
Contract owners' equity at
   beginning of period                 9,430,778    20,613,743   20,097,369   27,808,742    46,812,843    103,497,312
                                     -----------  ------------  -----------  -----------  ------------   ------------
Contract owners' equity at end
   of period                         $        --  $  9,430,778  $23,773,569  $20,097,369  $ 48,549,391   $ 46,812,843
                                     ===========  ============  ===========  ===========  ============   ============

                                         2009         2008         2009          2008         2009          2008
                                     -----------  ------------  -----------  -----------  ------------  -------------
Units, beginning of period             1,237,677     1,439,118    1,541,751    1,761,138     2,583,952      3,404,402
Units issued                             274,846     1,118,127      414,192      646,784       352,591        453,880
Units redeemed                         1,512,523     1,319,568      429,457      866,171       845,168      1,274,330
                                     -----------  ------------  -----------  -----------  ------------   ------------
Units, end of period                          --     1,237,677    1,526,486    1,541,751     2,091,375      2,583,952
                                     ===========  ============  ===========  ===========  ============   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Real Estate Securities           Real Return              Science & Technology
                                              Series II                Bond Series II                  Series I
                                     ---------------------------  ---------------------------  ---------------------------
                                         2009          2008           2009           2008          2009          2008
                                     ------------  -------------  -------------  ------------  ------------  -------------
Income:
   Dividend distributions received   $  1,617,967  $   2,508,008  $   7,055,246  $    554,730  $         --  $          --
Expenses:
   Mortality and expense risk and
      administrative charges             (783,795)    (1,391,452)    (1,303,304)   (1,598,704)   (1,368,804)    (1,909,965)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Net investment income (loss)              834,172      1,116,556      5,751,942    (1,043,974)   (1,368,804)    (1,909,965)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Realized gains (losses)
   on investments:
   Capital gain distributions
      received                                 --      1,280,156      4,822,162     2,491,658            --             --
   Net realized gain (loss)           (32,035,917)   (40,964,824)    (3,839,988)   (2,620,098)    2,053,092      8,921,654
                                     ------------  -------------  -------------  ------------  ------------  -------------
Realized gains (losses)               (32,035,917)   (39,684,668)       982,174      (128,440)    2,053,092      8,921,654
                                     ------------  -------------  -------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during
   the period                          45,162,341        439,697      6,349,694   (13,383,488)   43,698,526    (78,621,890)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations      13,960,596    (38,128,415)    13,083,810   (14,555,902)   44,382,814    (71,610,201)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                    2,164,971      2,874,809        379,433       460,003       784,000      1,121,569
   Transfers between sub-accounts
      and the company                  (3,531,730)    (7,307,048)     4,640,939    18,709,294    (5,218,177)   (15,505,791)
   Withdrawals                         (3,999,341)   (10,476,377)   (10,077,603)  (15,815,247)   (8,474,471)   (19,501,803)
   Annual contract fee                   (235,189)      (305,046)      (254,114)     (244,389)     (369,552)      (400,174)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (5,601,289)   (15,213,662)    (5,311,345)    3,109,661   (13,278,200)   (34,286,199)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity              8,359,307    (53,342,077)     7,772,465   (11,446,241)   31,104,614   (105,896,400)
Contract owners' equity at
   beginning of period                 53,640,588    106,982,665     77,729,384    89,175,625    77,390,411    183,286,811
                                     ------------  -------------  -------------  ------------  ------------  -------------
Contract owners' equity at
   end of period                     $ 61,999,895  $  53,640,588  $  85,501,849  $ 77,729,384  $108,495,025  $  77,390,411
                                     ============  =============  =============  ============  ============  =============

                                         2009           2008           2009          2008          2009          2008
                                     ------------  -------------  -------------  ------------  ------------  -------------
Units, beginning of period              3,569,226      4,179,110      5,990,033     5,983,075    11,304,471     14,544,121
Units issued                              941,107        991,243      1,704,548     4,510,146     1,189,071        992,686
Units redeemed                          1,213,650      1,601,127      2,081,259     4,503,188     2,646,991      4,232,336
                                     ------------  -------------  -------------  ------------  ------------  -------------
Units, end of period                    3,296,683      3,569,226      5,613,322     5,990,033     9,846,551     11,304,471
                                     ============  =============  =============  ============  ============  =============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Science & Technology            Scudder Fixed              Small Cap Index
                                             Series II                      Income                    Series I
                                     -------------------------  --------------------------  -------------------------
                                         2009          2008          2009         2008         2009          2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received   $        --  $         --  $  2,240,006  $  2,850,334  $   114,640  $    278,003
Expenses:
   Mortality and expense risk and
      administrative charges            (606,867)     (694,348)     (383,157)     (651,857)    (220,829)     (345,220)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net investment income (loss)            (606,867)     (694,348)    1,856,849     2,198,477     (106,189)      (67,217)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --            --            --            --      457,032       235,984
   Net realized gain (loss)           (2,595,820)    1,180,876    (8,933,361)   (1,973,563)  (2,231,538)   (1,048,953)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses)               (2,595,820)    1,180,876    (8,933,361)   (1,973,563)  (1,774,506)     (812,969)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period   21,511,764   (25,428,660)    8,800,890    (9,002,696)   5,075,791    (8,223,148)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations     18,309,077   (24,942,132)    1,724,378    (8,777,782)   3,195,096    (9,103,334)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     971,802     1,798,519       116,047       202,199       51,269        89,029
   Transfers between sub-accounts
   and the company                     7,617,254    (7,214,558)  (28,302,946)   (6,279,616)  (1,175,929)   (1,889,544)
   Withdrawals                        (2,526,776)   (5,613,957)   (2,289,728)   (4,854,554)  (1,607,474)   (3,231,999)
   Annual contract fee                  (170,751)     (165,671)     (162,090)     (198,751)     (58,055)      (61,942)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        5,891,529   (11,195,667)  (30,638,717)  (11,130,722)  (2,790,189)   (5,094,456)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity            24,200,606   (36,137,799)  (28,914,339)  (19,908,504)     404,907   (14,197,790)
Contract owners' equity at
   beginning of period                27,164,775    63,302,574    28,914,339    48,822,843   15,410,060    29,607,850
                                     -----------  ------------  ------------  ------------  -----------  ------------
Contract owners' equity at end
   of period                         $51,365,381  $ 27,164,775  $         --  $ 28,914,339  $15,814,967  $ 15,410,060
                                     ===========  ============  ============  ============  ===========  ============

                                         2009         2008          2009          2008         2009          2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, beginning of period             3,148,519     4,022,564     2,614,051     3,489,402    1,374,591     1,722,251
Units issued                           1,857,677       814,951       212,694        88,651      103,684       190,719
Units redeemed                         1,297,511     1,688,996     2,826,745       964,002      347,918       538,379
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, end of period                   3,708,685     3,148,519            --     2,614,051    1,130,357     1,374,591
                                     ===========  ============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Small Cap                   Small Cap                  Small Cap
                                          Index Series II          Opportunities Series I    Opportunities Series II
                                     -------------------------  --------------------------  --------------------------
                                         2009         2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received   $   313,871  $    755,516  $         --  $    958,268  $         --  $    711,642
Expenses:
   Mortality and expense risk and
      administrative charges            (812,440)   (1,176,539)     (386,318)     (629,464)     (373,987)     (547,798)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)            (498,569)     (421,023)     (386,318)      328,804      (373,987)      163,844
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
    investments:
   Capital gain distributions
      received                         1,613,250       781,733            --     1,337,802            --     1,076,903
   Net realized gain (loss)           (5,818,924)   (5,058,808)   (4,933,476)   (2,511,354)   (4,273,827)   (1,514,816)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)               (4,205,674)   (4,277,075)   (4,933,476)   (1,173,552)   (4,273,827)     (437,913)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                         16,231,422   (24,960,572)   12,360,752   (20,788,720)   11,136,901   (17,585,517)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations     11,527,179   (29,658,670)    7,040,958   (21,633,468)    6,489,087   (17,859,586)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                     447,484       735,589        93,861       155,203       468,323       704,836
   Transfers between sub-accounts
      and the company                 (2,472,638)   (7,336,475)   (2,206,473)   (4,688,452)     (585,584)   (3,736,405)
      Withdrawals                     (2,333,150)   (7,133,652)   (2,519,946)   (6,064,067)   (1,712,683)   (3,927,938)
      Annual contract fee               (323,532)     (359,430)      (89,406)     (110,647)     (115,897)     (133,560)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (4,681,836)  (14,093,968)   (4,721,964)  (10,707,963)   (1,945,841)   (7,093,067)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             6,845,343   (43,752,638)    2,318,994   (32,341,431)    4,543,246   (24,952,653)
Contract owners' equity at
   beginning of period                52,120,970    95,873,608    26,145,036    58,486,467    22,320,689    47,273,342
                                     -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end
   of period                         $58,966,313  $ 52,120,970  $ 28,464,030  $ 26,145,036  $ 26,863,935  $ 22,320,689
                                     ===========  ============  ============  ============  ============  ============

                                         2009         2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period             4,455,488     5,337,612     2,041,130     2,601,624     1,804,827     2,158,038
Units issued                             244,026       340,693       158,129       162,874       375,290       161,936
Units redeemed                           647,010     1,222,817       513,607       723,368       508,554       515,147
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period                   4,052,504     4,455,488     1,685,652     2,041,130     1,671,563     1,804,827
                                     ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   Small Company Value          Small Company Value
                                       Small Cap Value Focus             Series I                   Series II
                                     ------------------------  --------------------------  --------------------------
                                         2009         2008         2009          2008          2009          2008
                                     -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received   $    21,385  $    38,958  $    271,026  $    819,998  $    161,506  $    484,227
Expenses:
   Mortality and expense risk and
      administrative charges             (65,068)    (119,464)   (1,109,344)   (1,816,937)   (1,104,456)   (1,668,553)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)             (43,683)     (80,506)     (838,318)     (996,939)     (942,950)   (1,184,326)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --      213,212     9,586,606     2,242,588     9,006,578     1,897,220
   Net realized gain (loss)           (1,624,797)  (1,238,375)  (15,418,958)   (3,454,536)  (12,374,254)   (6,988,725)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)               (1,624,797)  (1,025,163)   (5,832,352)   (1,211,948)   (3,367,676)   (5,091,505)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    2,643,269   (2,597,841)   22,993,202   (32,884,634)   20,149,057   (25,814,555)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations        974,789   (3,703,510)   16,322,532   (35,093,521)   15,838,431   (32,090,386)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                         680        1,580       321,382       540,904     1,104,826     2,424,057
   Transfers between sub-accounts
      and the company                   (415,404)  (1,629,694)   (7,179,699)  (16,657,795)   (4,544,083)  (11,351,698)
   Withdrawals                          (769,509)  (1,084,788)   (8,588,700)  (19,945,072)   (4,827,419)  (13,130,583)
   Annual contract fee                   (18,697)     (25,480)     (241,105)     (298,887)     (312,778)     (375,973)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (1,202,930)  (2,738,382)  (15,688,122)  (36,360,850)   (8,579,454)  (22,434,197)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity              (228,141)  (6,441,892)      634,410   (71,454,371)    7,258,977   (54,524,583)
Contract owners' equity at
   beginning of period                 4,838,382   11,280,274    79,387,635   150,842,006    71,273,170   125,797,753
                                     -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $ 4,610,241  $ 4,838,382  $ 80,022,045  $ 79,387,635  $ 78,532,147  $ 71,273,170
                                     ===========  ===========  ============  ============  ============  ============

                                         2009         2008         2009          2008          2009          2008
                                     -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period               224,622      298,503     4,835,477     6,598,777     5,166,412     6,480,945
Units issued                               2,910        9,389       242,545       553,314       539,643     1,022,552
Units redeemed                            60,388       83,270     1,201,240     2,316,614     1,141,691     2,337,085
                                     -----------  -----------  ------------  ------------  ------------  ------------
Units, end of period                     167,144      224,622     3,876,782     4,835,477     4,564,364     5,166,412
                                     ===========  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Smaller      Smaller
                                       Company      Company
                                        Growth      Growth
                                       Series I    Series II    Strategic Bond Series I     Strategic Bond Series II
                                     -----------  -----------  -------------------------  ---------------------------
                                         2009         2009         2009         2008          2009          2008
                                     -----------  -----------  -----------  ------------  -----------  --------------
Income:
   Dividend distributions received   $        --  $        --  $ 5,546,883  $  5,852,108  $ 4,758,122   $  4,490,225
Expenses:
   Mortality and expense risk and
      administrative charges             (71,447)     (45,471)  (1,013,906)   (1,372,617)    (951,893)    (1,130,198)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Net investment income (loss)             (71,447)     (45,471)   4,532,977     4,479,491    3,806,229      3,360,027
                                     -----------  -----------  -----------  ------------  -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --           --           --            --           --             --
   Net realized gain (loss)               20,275       14,523   (4,810,959)   (5,377,210)  (4,660,575)    (5,625,383)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Realized gains (losses)                   20,275       14,523   (4,810,959)   (5,377,210)  (4,660,575)    (5,625,383)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Unrealized appreciation
   (depreciation) during the period    1,850,476    1,055,286   13,575,667   (16,069,180)  12,263,118    (10,622,877)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations      1,799,304    1,024,338   13,297,685   (16,966,899)  11,408,772    (12,888,233)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Changes from principal
   transactions:
   Purchase payments                      11,562       58,523      132,028       200,805    1,268,992      1,871,150
   Transfers between sub-accounts
      and the company                 35,925,528   20,701,081    3,074,291   (12,634,797)   9,130,065    (12,523,316)
   Withdrawals                          (330,386)    (146,792)  (9,028,486)  (19,897,774)  (5,400,240)   (10,384,012)
   Annual contract fee                   (14,988)     (14,328)    (105,841)     (109,607)    (218,812)      (229,859)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       35,591,716   20,598,484   (5,928,008)  (32,441,373)   4,780,005    (21,266,037)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Total increase (decrease) in
   contract owners' equity            37,391,020   21,622,822    7,369,677   (49,408,272)  16,188,777    (34,154,270)
Contract owners' equity at
   beginning of period                        --           --   66,522,375   115,930,647   51,325,835     85,480,105
                                     -----------  -----------  -----------  ------------  -----------   ------------
Contract owners' equity at end of
   period                            $37,391,020  $21,622,822  $73,892,052  $ 66,522,375  $67,514,612   $ 51,325,835
                                     ===========  ===========  ===========  ============  ===========   ============

                                         2009         2009         2009         2008          2009          2008
                                     -----------  -----------  -----------  ------------  -----------  -------------
Units, beginning of period                    --           --    3,956,841     5,698,598    3,982,811      5,438,541
Units issued                           2,923,245    1,701,272      547,842       274,530    1,474,190        474,734
Units redeemed                            76,561       52,602      877,536     2,016,287    1,120,637      1,930,464
                                     -----------  -----------  -----------  ------------  -----------   ------------
Units, end of period                   2,846,684    1,648,670    3,627,147     3,956,841    4,336,364      3,982,811
                                     ===========  ===========  ===========  ============  ===========   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  T Rowe
                                                                Price Mid
                                         Strategic Income         Value         T Rowe Price Mid
                                             Series II           Series I        Value Series II
                                     ------------------------  -----------  -------------------------
                                         2009         2008         2009         2009         2008
                                     -----------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions received   $   671,982  $ 1,161,653  $   353,732  $   205,767  $    99,030
Expenses:
   Mortality and expense risk and
      administrative charges            (167,757)    (198,986)    (781,106)    (948,228)    (166,493)
                                     -----------  -----------  -----------  -----------  -----------
Net investment income (loss)             504,225      962,667     (427,374)    (742,461)     (67,463)
                                     -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --           --           --           --       247,972
   Net realized gain (loss)             (358,748)    (141,609)   1,873,824   (2,536,789)  (2,396,164)
                                     -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                 (358,748)    (141,609)   1,873,824   (2,536,789)  (2,148,192)
                                     -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period    2,185,320   (2,001,074)  21,206,762   27,898,437   (2,203,338)
                                     -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations      2,330,797   (1,180,016)  22,653,212   24,619,187   (4,418,993)
                                     -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                      93,794       62,417      275,575      300,186      177,455
   Transfers between sub-accounts
      and the company                  1,710,190   (2,800,934)  64,780,220   65,063,056   (1,354,347)
   Withdrawals                          (962,996)  (1,786,315)  (2,940,586)  (5,000,315)  (1,567,614)
   Annual contract fee                   (30,288)     (28,009)    (183,917)    (278,087)     (27,280)
                                     -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                          810,700   (4,552,841)  61,931,292   60,084,840   (2,771,786)
                                     -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity             3,141,497   (5,732,857)  84,584,504   84,704,027   (7,190,779)
Contract owners' equity at
   beginning of period                 9,163,669   14,896,526           --    7,325,441   14,516,220
                                     -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                            $12,305,166  $ 9,163,669  $84,584,504  $92,029,468  $ 7,325,441
                                     ===========  ===========  ===========  ===========  ===========

                                         2009        2008          2009         2009         2008
                                     -----------  -----------  -----------  -----------  -----------
Units, beginning of period               711,330    1,038,263           --      700,153       889,968
Units issued                             362,599      252,603    6,465,964    6,603,930       242,318
Units redeemed                           306,216      579,536      888,121    1,161,772       432,133
                                     -----------  -----------  -----------  -----------  -----------
Units, end of period                     767,713      711,330    5,577,843    6,142,311       700,153
                                     ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              Total
                                                           Bond Market
                                       Total Bond Market     Trust A
                                       Trust A Series II    Series NAV     Total Return Series I
                                     --------------------  -----------  --------------------------
                                        2009       2008        2009         2009          2008
                                     ---------  ---------- -----------  ------------  ------------
Income:
   Dividend distributions received   $  21,156  $  12,126  $   768,485  $  9,635,456  $ 12,093,046
Expenses:
   Mortality and expense risk and
      administrative charges           (13,519)    (8,406)     (75,565)   (3,670,399)   (3,912,085)
                                     ---------  ---------  -----------  ------------  ------------
Net investment income (loss)             7,637      3,720      692,920     5,965,057     8,180,961
                                     ---------  ---------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           8,148      1,571           --    11,167,421     2,826,370
   Net realized gain (loss)             31,754      2,127        2,742      (496,060)   (2,146,233)
                                     ---------  ---------  -----------  ------------  ------------
Realized gains (losses)                 39,902      3,698        2,742    10,671,361       680,137
                                     ---------  ---------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    (25,697)    22,682     (487,875)   10,313,046    (6,297,224)
                                     ---------  ---------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       21,842     30,100      207,787    26,949,464     2,563,874
                                     ---------  ---------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                    65,100      3,000   23,979,514     1,739,650       973,709
   Transfers between sub-accounts
      and the company                    9,854    475,928    7,234,238    20,143,471    30,349,955
   Withdrawals                        (127,575)   (60,359)       1,160   (35,555,312)  (50,763,204)
   Annual contract fee                  (6,120)    (2,132)    (767,672)     (672,752)     (563,609)
                                     ---------  ---------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (58,741)   416,437   30,447,240   (14,344,943)  (20,003,149)
                                     ---------  ---------  -----------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             (36,899)   446,537   30,655,027    12,604,521   (17,439,275)
Contract owners' equity at
   beginning of period                 905,694    459,157           --   237,527,484   254,966,759
                                     ---------  ---------  -----------  ------------  ------------
Contract owners' equity at end of
   period                            $ 868,795  $ 905,694  $30,655,027  $250,132,005  $237,527,484
                                     =========  =========  ===========  ============  ============

                                        2009       2008        2009         2009          2008
                                     ---------  ---------  -----------  ------------  ------------
Units, beginning of period              67,335     35,455           --    13,162,475    14,285,278
Units issued                           112,789     87,435    2,367,658     2,437,991     3,557,856
Units redeemed                         115,884     55,555        6,871     3,137,378     4,680,659
                                     ---------  ---------  -----------  ------------  ------------
Units, end of period                    64,240     67,335    2,360,787    12,463,088    13,162,475
                                     =========  =========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                     Total Stock Market         Total Stock Market
                                       Total Return Series II          Index Series I            Index Series II
                                     --------------------------  -------------------------  -------------------------
                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions received   $ 10,760,521  $ 11,005,087  $   184,927  $    266,790  $   502,747  $    689,108
Expenses:
   Mortality and expense risk and
      administrative charges           (4,368,230)   (3,751,589)    (176,225)     (279,810)    (559,246)     (834,847)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net investment income (loss)            6,392,291     7,253,498        8,702       (13,020)     (56,499)     (145,739)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                         12,342,008     2,453,389           --        35,152           --       101,346
   Net realized gain (loss)              (381,763)     (987,730)    (464,353)      745,590   (3,658,966)   (1,491,200)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses)                11,960,245     1,465,659     (464,353)      780,742   (3,658,966)   (1,389,854)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    11,727,453    (7,050,715)   3,246,122    (8,805,726)  12,225,649   (22,497,509)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      30,079,989     1,668,442    2,790,471    (8,038,004)   8,510,184   (24,033,102)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                   11,328,858    13,075,925       38,523        53,841      234,528       457,608
   Transfers between sub-accounts
      and the company                  59,477,039    46,773,698      (25,597)   (2,440,385)    (897,191)   (6,079,674)
   Withdrawals                        (27,501,051)  (32,179,500)    (904,661)   (2,979,062)  (2,032,156)   (5,796,889)
   Annual contract fee                   (816,124)     (663,721)     (33,607)      (38,643)    (232,706)     (266,347)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        42,488,722    27,006,402     (925,342)   (5,404,249)  (2,927,525)  (11,685,302)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             72,568,711    28,674,844    1,865,129   (13,442,253)   5,582,659   (35,718,404)
Contract owners' equity at
   beginning of period                233,586,950   204,912,106   11,554,747    24,997,000   36,103,662    71,822,066
                                     ------------  ------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $306,155,661  $233,586,950  $13,419,876  $ 11,554,747  $41,686,321  $ 36,103,662
                                     ============  ============  ===========  ============  ===========  ============

                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, beginning of period             15,079,563    13,299,866    1,405,412     1,875,342    3,347,656     4,118,314
Units issued                            6,760,437     7,508,339       96,302       104,966      307,734       156,482
Units redeemed                          4,064,213     5,728,642      213,208       574,896      599,732       927,140
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, end of period                   17,775,787    15,079,563    1,288,506     1,405,412    3,055,658     3,347,656
                                     ============  ============  ===========  ============  ===========  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     U.S. Government Securities  U.S. Government Securities
                                              Series I                    Series II
                                     --------------------------  --------------------------
                                         2009          2008          2009          2008
                                     ------------  ------------  ------------  ------------
Income:
   Dividend distributions received   $  2,986,794  $  4,179,044  $  2,453,158  $  2,912,003
Expenses:
   Mortality and expense risk and
      administrative charges           (1,528,685)   (1,697,467)   (1,355,560)   (1,192,082)
                                     ------------  ------------  ------------  ------------
Net investment income (loss)            1,458,109     2,481,577     1,097,598     1,719,921
                                     ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                          2,654,323            --     2,148,409            --
   Net realized gain (loss)            (2,850,217)   (5,079,312)   (1,790,507)   (3,174,308)
                                     ------------  ------------  ------------  ------------
Realized gains (losses)                  (195,894)   (5,079,312)      357,902    (3,174,308)
                                     ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period     5,414,438    (1,017,887)    3,852,348      (944,712)
                                     ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       6,676,653    (3,615,622)    5,307,848    (2,399,099)
                                     ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                      817,587       418,220     3,655,380     4,880,999
   Transfers between sub-accounts
      and the company                     168,827     8,214,434     7,291,212    20,479,755
   Withdrawals                        (16,828,941)  (20,429,361)  (10,149,918)  (11,948,389)
   Annual contract fee                   (194,053)     (187,741)     (209,895)     (180,821)
                                     ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (16,036,580)  (11,984,448)      586,779    13,231,544
                                     ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             (9,359,927)  (15,600,070)    5,894,627    10,832,445
Contract owners' equity at
   beginning of period                105,227,595   120,827,665    81,096,626    70,264,181
                                     ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $ 95,867,668  $105,227,595  $ 86,991,253  $ 81,096,626
                                     ============  ============  ============  ============

                                         2009          2008          2009          2008
                                     ------------  ------------  ------------  ------------
Units, beginning of period              5,539,269     6,153,456     6,098,393     5,107,643
Units issued                            1,020,113     2,307,132     2,808,451     5,007,103
Units redeemed                          1,833,425     2,921,319     2,752,727     4,016,353
                                     ------------  ------------  ------------  ------------
Units, end of period                    4,725,957     5,539,269     6,154,117     6,098,393
                                     ============  ============  ============  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         U.S. High Yield         U.S. Large Cap Value           U.S. Large Cap
                                            Series II                  Series I                 Value Series II
                                     ----------------------  ---------------------------  --------------------------
                                        2009        2008         2009           2008          2009          2008
                                     ----------  ----------  ------------  -------------  ------------  ------------
Income:
   Dividend distributions received   $  531,586  $  118,054  $    515,917  $   3,164,296  $    228,301  $  1,224,628
Expenses:
   Mortality and expense risk and
      administrative charges            (84,810)    (28,939)     (409,529)    (2,204,275)     (198,319)     (955,329)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Net investment income (loss)            446,776      89,115       106,388        960,021        29,982       269,299
                                     ----------  ----------  ------------  -------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --          --            --             --            --            --
   Net realized gain (loss)             385,585    (161,357)  (38,210,575)     4,074,197   (17,975,247)    1,476,135
                                     ----------  ----------  ------------  -------------  ------------  ------------
Realized gains (losses)                 385,585    (161,357)  (38,210,575)     4,074,197   (17,975,247)    1,476,135
                                     ----------  ----------  ------------  -------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period   1,088,645    (312,935)   36,276,645    (74,929,813)   17,223,601   (30,150,756)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations     1,921,006    (385,177)   (1,827,542)   (69,895,595)     (721,664)  (28,405,322)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                     51,338      16,442        89,202        510,195       272,291     1,501,545
   Transfers between sub-accounts
      and the company                 3,170,037     711,788   (87,296,373)   (15,557,150)  (39,932,072)   (4,434,714)
   Withdrawals                         (774,017)   (407,730)   (4,140,678)   (25,126,076)     (773,705)   (5,806,869)
   Annual contract fee                  (22,399)     (4,104)     (108,840)      (380,062)      (62,179)     (229,243)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       2,424,959     316,396   (91,456,689)   (40,553,093)  (40,495,665)   (8,969,281)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity            4,345,965     (68,781)  (93,284,231)  (110,448,688)  (41,217,329)  (37,374,603)
Contract owners' equity at
   beginning of period                2,054,777   2,123,558    93,284,231    203,732,919    41,217,329    78,591,932
                                     ----------  ----------  ------------  -------------  ------------  ------------
Contract owners' equity at end of
   period                            $6,400,742  $2,054,777  $         --  $  93,284,231  $         --  $ 41,217,329
                                     ==========  ==========  ============  =============  ============  ============

                                        2009        2008         2009           2008          2009          2008
                                     ----------  ----------  ------------  -------------  ------------  ------------
Units, beginning of period              188,712     151,673    10,546,256     13,857,607     4,425,095     5,042,326
Units issued                            552,301     198,709       150,017        451,782       174,374       523,692
Units redeemed                          333,155     161,670    10,696,273      3,763,133     4,599,469     1,140,923
                                     ----------  ----------  ------------  -------------  ------------  ------------
Units, end of period                    407,858     188,712            --     10,546,256            --     4,425,095
                                     ==========  ==========  ============  =============  ============  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        UBS Large Cap Series I     UBS Large Cap Series II      Utilities Series I
                                     ---------------------------  ------------------------  -------------------------
                                         2009           2008          2009         2008         2009         2008
                                     ------------  -------------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions received   $  2,212,728  $   2,384,036  $   138,398  $   144,401  $ 1,033,085  $    983,574
Expenses:
   Mortality and expense risk and
      administrative charges           (1,657,962)    (2,638,120)    (128,612)    (215,159)    (338,017)     (623,317)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Net investment income (loss)              554,766       (254,084)       9,786      (70,758)     695,068       360,257
                                     ------------  -------------  -----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --             --           --           --           --     1,657,061
   Net realized gain (loss)           (16,614,768)   (13,854,748)  (1,787,570)  (1,703,120)  (4,922,815)   (3,569,502)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Realized gains (losses)               (16,614,768)   (13,854,748)  (1,787,570)  (1,703,120)  (4,922,815)   (1,912,441)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    45,752,680    (72,608,701)   3,769,832   (4,529,574)  10,299,864   (16,819,060)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      29,692,678    (86,717,533)   1,992,048   (6,303,452)   6,072,117   (18,371,244)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                      400,653        820,594       46,477       98,067      133,313       206,041
   Transfers between sub-accounts
      and the company                  (7,108,282)   (13,345,993)    (754,935)  (1,524,881)  (1,489,128)  (10,663,123)
   Withdrawals                        (11,354,931)   (27,519,689)    (481,465)  (1,850,950)  (2,177,324)   (6,969,825)
   Annual contract fee                   (237,372)      (284,089)     (43,893)     (52,326)     (85,207)     (110,159)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (18,299,932)   (40,329,177)  (1,233,816)  (3,330,090)  (3,618,346)  (17,537,066)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             11,392,746   (127,046,710)     758,232   (9,633,542)   2,453,771   (35,908,310)
Contract owners' equity at
   beginning of period                117,779,033    244,825,743    8,533,061   18,166,603   22,338,646    58,246,956
                                     ------------  -------------  -----------  -----------  -----------  ------------
Contract owners' equity at end of
   period                            $129,171,779  $ 117,779,033  $ 9,291,293  $ 8,533,061  $24,792,417  $ 22,338,646
                                     ============  =============  ===========  ===========  ===========  ============

                                         2009           2008          2009         2008         2009         2008
                                     ------------  -------------  -----------  -----------  -----------  ------------
Units, beginning of period             12,717,322     15,761,365      932,080    1,178,361    1,674,898     2,640,125
Units issued                              106,555        247,177       94,205      152,346      179,703       436,923
Units redeemed                          2,010,329      3,291,220      236,581      398,627      444,552     1,402,150
                                     ------------  -------------  -----------  -----------  -----------  ------------
Units, end of period                   10,813,548     12,717,322      789,704      932,080    1,410,049     1,674,898
                                     ============  =============  ===========  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Utilities Series II           Value Series I             Value Series II
                                     -------------------------  --------------------------  -------------------------
                                         2009         2008          2009          2008          2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received   $ 1,144,988  $  1,030,704  $  1,097,906  $  1,110,707  $   281,656  $    291,631
Expenses:
   Mortality and expense risk and
      administrative charges            (406,836)     (771,678)   (1,107,624)   (1,662,275)    (397,487)     (589,148)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net investment income (loss)             738,152       259,026        (9,718)     (551,568)    (115,831)     (297,517)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --     1,975,021            --     3,550,157           --     1,159,765
   Net realized gain (loss)           (5,794,512)   (3,908,320)  (15,113,884)   (9,818,603)  (9,206,474)   (7,562,828)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses)               (5,794,512)   (1,933,299)  (15,113,884)   (6,268,446)  (9,206,474)   (6,403,063)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period   11,681,291   (19,609,487)   43,438,869   (47,343,622)  17,427,093   (11,783,977)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      6,624,931   (21,283,760)   28,315,267   (54,163,636)   8,104,788   (18,484,557)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                      87,905       765,892     9,048,320     1,301,842      442,263     1,761,653
   Transfers between sub-accounts
      and the company                 (1,686,320)  (11,591,444)    2,292,113   (14,264,449)  (1,231,109)   (5,832,708)
   Withdrawals                        (2,139,475)   (7,496,106)   (8,115,551)  (18,998,849)  (2,317,353)   (4,015,260)
   Annual contract fee                  (114,273)     (152,604)     (471,403)     (263,561)     (97,881)     (113,311)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (3,852,163)  (18,474,262)    2,753,479   (32,225,017)  (3,204,080)   (8,199,626)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             2,772,768   (39,758,022)   31,068,746   (86,388,653)   4,900,708   (26,684,183)
Contract owners' equity at
   beginning of period                25,714,181    65,472,203    67,974,241   154,362,894   24,020,835    50,705,018
                                     -----------  ------------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $28,486,949  $ 25,714,181  $ 99,042,987  $ 67,974,241  $28,921,543  $ 24,020,835
                                     ===========  ============  ============  ============  ===========  ============

                                         2009         2008          2009          2008          2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------

Units, beginning of period             1,289,627     1,983,965     4,527,802     5,823,831    2,059,738     2,511,265
Units issued                             135,339       615,003     2,586,942       513,831      469,607       602,876
Units redeemed                           338,089     1,309,341     1,333,909     1,809,860      731,782     1,054,403
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, end of period                   1,086,877     1,289,627     5,780,835     4,527,802    1,797,563     2,059,738
                                     ===========  ============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Wellington                                   Wellington
                                         Small Cap        Wellington Small Cap        Small Cap
                                      Growth Series I       Growth Series II       Value Series I
                                     ----------------  -------------------------  ----------------
                                      2009      2008       2009         2008        2009     2008
                                     -------  -------  -----------  ------------  --------  ------
Income:
   Dividend distributions received   $    --  $    --  $        --  $         --  $  1,107  $   85
Expenses:
   Mortality and expense risk and
      administrative charges            (318)     (71)    (395,406)     (486,459)   (1,092)    (17)
                                     -------  -------  -----------  ------------  --------  ------
Net investment income (loss)            (318)     (71)    (395,406)     (486,459)       15      68
                                     -------  -------  -----------  ------------  --------  ------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            --       --           --       380,489        --      --
   Net realized gain (loss)               (2)     (18)  (6,712,524)   (5,540,209)      (12)     (5)
                                     -------  -------  -----------  ------------  --------  ------
Realized gains (losses)                   (2)     (18)  (6,712,524)   (5,159,720)      (12)     (5)
                                     -------  -------  -----------  ------------  --------  ------
Unrealized appreciation
   (depreciation) during the period   11,982   (5,358)  14,336,850    (9,954,748)   51,288    (545)
                                     -------  -------  -----------  ------------  --------  ------
Net increase (decrease) in contract
   owners' equity from operations     11,662   (5,447)   7,228,920   (15,600,927)   51,291    (482)
                                     -------  -------  -----------  ------------  --------  ------
Changes from principal
   transactions:
   Purchase payments                  56,556       --      663,794     2,485,711   155,599      --
   Transfers between sub-accounts
      and the company                  7,615   22,673     (239,546)    4,168,394    30,708   8,522
   Withdrawals                        (5,281)      --   (2,032,028)   (3,424,273)     (217)     --
   Annual contract fee                (1,679)      --      (86,830)      (83,040)   (4,476)     --
                                     -------  -------  -----------  ------------  --------  ------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       57,211   22,673   (1,694,610)    3,146,792   181,614   8,522
                                     -------  -------  -----------  ------------  --------  ------
Total increase (decrease) in
   contract owners' equity            68,873   17,226    5,534,310   (12,454,135)  232,905   8,040
Contract owners' equity at
   beginning of period                17,226       --   25,136,541    37,590,676     8,040      --
                                     -------  -------  -----------  ------------  --------  ------
Contract owners' equity at end of
   period                            $86,099  $17,226  $30,670,851  $ 25,136,541  $240,945  $8,040
                                     =======  =======  ===========  ============  ========  ======

                                       2009      2008       2009          2008       2009     2008
                                     -------  -------  -----------  ------------  --------  ------
Units, beginning of period             2,080       --    2,215,159     1,950,372       823      --
Units issued                           6,331    2,080      700,447     1,237,061    18,951     998
Units redeemed                           623       --      863,247       972,274       408     175
                                     -------  -------  -----------  ------------  --------  ------
Units, end of period                   7,788    2,080    2,052,359     2,215,159    19,366     823
                                     =======  =======  ===========  ============  ========  ======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Wellington Small             Wells Capital
                                         Cap Value Series II        Core Bond Series II
                                     --------------------------  ------------------------
                                         2009          2008          2009         2008
                                     ------------  ------------  -----------  -----------
Income:
   Dividend distributions received   $    138,429  $    569,551  $   252,562  $   374,313
Expenses:
   Mortality and expense risk and
      administrative charges             (533,619)     (880,494)    (186,604)     (75,003)
                                     ------------  ------------  -----------  -----------
Net investment income (loss)             (395,190)     (310,943)      65,958      299,310
                                     ------------  ------------  -----------  -----------
Realized gains (losses) on
      investments:
   Capital gain distributions
      received                                 --       187,768           --           --
   Net realized gain (loss)           (16,800,952)  (10,908,943)     199,807      (70,896)
                                     ------------  ------------  -----------  -----------
Realized gains (losses)               (16,800,952)  (10,721,175)     199,807      (70,896)
                                     ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period    23,349,738    (7,648,306)     660,934      (97,766)
                                     ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations       6,153,596   (18,680,424)     926,699      130,648
                                     ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                      757,504     1,410,380       77,238       27,627
   Transfers between sub-accounts
   and the company                    (11,669,901)    5,874,535    3,253,899    6,250,305
   Withdrawals                         (2,986,852)   (8,476,201)  (1,151,158)  (1,559,979)
   Annual contract fee                   (119,253)     (141,261)     (40,004)     (12,822)
                                     ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (14,018,502)   (1,332,547)   2,139,975    4,705,131
                                     ------------  ------------  -----------  -----------
Total increase (decrease) in
   contract owners' equity             (7,864,906)  (20,012,971)   3,066,674    4,835,779
Contract owners' equity at
   beginning of period                 45,278,526    65,291,497    8,459,957    3,624,178
                                     ------------  ------------  -----------  -----------
Contract owners' equity at
   end of period                     $ 37,413,620  $ 45,278,526  $11,526,631  $ 8,459,957
                                     ============  ============  ===========  ===========

                                         2009          2008          2009         2008
                                     ------------  ------------  -----------  -----------
Units, beginning of period              3,963,530     4,135,953      628,118      272,577
Units issued                            1,100,449     1,794,031      993,038      907,337
Units redeemed                          2,453,264     1,966,454      829,030      551,796
                                     ------------  ------------  -----------  -----------
Units, end of period                    2,610,715     3,963,530      792,126      628,118
                                     ============  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

1. ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 151 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Trust (the "Trust"), and 5 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Wealthmark, Wealthmark ML3 and AnnuityNote. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

1. ORGANIZATION (CONTINUED)

Sub-accounts closed or opened in 2009 are as follows:

        SUB-ACCOUNTS CLOSED                     2009
------------------------------------------   ----------
American Century - Small Company Series II     5/1/2009
Income & Value Series I                        5/1/2009
Income & Value Series II                       5/1/2009
LMFC Core Equity Series I                      5/1/2009
LMFC Core Equity Series II                     5/1/2009
Mid Cap Value Series I                         5/1/2009
Mid Cap Value Series II                        5/1/2009
PIM Classic Value Series II                    5/1/2009
U.S. Large Cap Value Series I                  5/1/2009
U.S. Large Cap Value Series II                 5/1/2009
Emerging Small Company Series I              11/16/2009
Emerging Small Company Series II             11/16/2009
Global Allocation Series I                   11/16/2009
Global Allocation Series II                  11/16/2009
International Small Cap Series I             11/16/2009
International Small Cap Series II            11/16/2009
Mid Cap Intersection Series I                11/16/2009
Mid Cap Intersection Series II               11/16/2009
Scudder Fixed Income -- B                    11/16/2009

      SUB-ACCOUNTS OPENED                        2009
------------------------------------------   ----------
500 Index Series NAV                           5/1/2009
American Asset Allocation Series I             5/1/2009
American Growth-Income Series I                5/1/2009
Balanced Series I                              5/1/2009
Core Allocation Series I                       5/1/2009
Core Allocation Series II                      5/1/2009
Core Balanced Series I                         5/1/2009
Core Balanced Series II                        5/1/2009
Core Balanced Strategy Series NAV              5/1/2009
Core Disciplined Diversification Series II     5/1/2009
Core Fundamental Holdings Series II            5/1/2009
Core Fundamental Holdings Series III           5/1/2009
Core Global Diversification Series II          5/1/2009
Core Global Diversification Series III         5/1/2009
Core Strategy Series NAV                       5/1/2009
T Rowe Price Mid Value Series I                5/1/2009
Total Bond Market Trust A Series NAV           5/1/2009
International Small Company Series I         11/16/2009
International Small Company Series II        11/16/2009
Smaller Company Growth Series I              11/16/2009
Smaller Company Growth Series II             11/16/2009

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from 0.35% to 2.05%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2009.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS 157, "Fair Value Measurements", which was adopted effective January 1, 2008, is now incorporated into ASC 820, "Fair Value Measurement and Disclosure" ("ASC 820"). ASC 820 provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

- Level 3 - Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a portfolio of the Trust and the Outside Trusts are valued at Level 1.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2009 were as follows:

Sub-account                                         Purchases        Sales
-----------------------------------------------   --------------  ------------
500 Index Fund B Series NAV                       $    3,386,651  $   6,719,191
500 Index Series I                                     5,839,927     16,978,284
500 Index Series II                                    5,481,492      8,197,656
500 Index Series NAV                                  45,171,195      1,197,460
Active Bond Series I                                   8,613,792     16,525,648
Active Bond Series II                                 48,324,223     47,568,315
All Cap Core Series I                                  1,633,248      9,850,403
All Cap Core Series II                                   351,458      1,405,510
All Cap Growth Series I                                2,459,266     16,384,101
All Cap Growth Series II                                 813,068      1,882,139
All Cap Value Series I                                 3,005,152      7,243,895
All Cap Value Series II                                2,432,441      5,677,613
American Asset Allocation Series I                   160,478,751     21,742,524
American Asset Allocation Series II                  374,137,875     75,872,334
American Asset Allocation Series III                  90,545,204      3,049,542
American Blue-Chip Income & Growth Series II          10,248,370     14,336,685
American Blue-Chip Income & Growth Series III         77,697,529      5,036,335
American Bond Series II                              141,171,979     92,431,821
American Bond Series III                             113,152,988        920,510
American Century - Small Company Series II                22,953      1,971,865
American Fundamental Holdings Series II              296,856,596     45,282,647
American Fundamental Holdings Series III              34,039,146        979,335
American Global Diversification Series II            148,751,345     52,223,322
American Global Growth Series II                      30,377,167     32,345,146
American Global Growth Series III                      1,757,324         97,541
American Global Small Capitalization Series II        27,304,400     21,141,533
American Global Small Capitalization Series III       21,683,528      4,315,779
American Growth Series II                            183,920,357    178,238,992
American Growth Series III                            45,498,732      2,368,704
American Growth-Income Series I                      169,503,593     37,324,563
American Growth-Income Series II                     121,632,192    165,073,191
American Growth-Income Series III                     48,445,887      2,533,566
American High-Income Bond Series II                   25,437,778     15,214,754
American High-Income Bond Series III                  17,065,090        116,880
American International Series II                     166,148,371    137,904,712
American International Series III                      9,789,135         81,516
American New World Series II                          31,056,008     16,593,343
American New World Series III                          1,150,820         30,960
Balanced Series I                                        111,043          6,542
Basic Value Focus                                        222,380      2,072,811
Blue Chip Growth Series I                              8,139,191     51,459,245
Blue Chip Growth Series II                            13,028,910     23,375,975
Capital Appreciation Series I                          4,605,850     21,871,326
Capital Appreciation Series II                         8,621,467     10,448,602
Capital Appreciation Value Series II                 149,433,297     30,574,812
CGTC Overseas Equity Series II                           663,539      1,221,902
Core Allocation Plus Series I                         13,403,891        560,586
Core Allocation Plus Series II                        88,629,531      9,958,178
Core Allocation Series I                               3,546,994         81,962

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                         Purchases         Sales
-----------------------------------------------   --------------   ------------
Core Allocation Series II                         $   30,814,783   $  4,090,569
Core Balanced Series I                                 4,883,922         54,666
Core Balanced Series II                               44,476,913      3,189,633
Core Balanced Strategy Series NAV                      2,875,832        120,732
Core Disciplined Diversification Series II            57,466,907      3,599,428
Core Fundamental Holdings Series II                   95,702,347      3,206,755
Core Fundamental Holdings Series III                   9,349,181        430,206
Core Global Diversification Series II                117,668,168      6,533,546
Core Global Diversification Series III                 6,153,347        144,645
Core Strategy Series II                              179,005,678     44,602,772
Core Strategy Series NAV                               6,050,267        386,059
Disciplined Diversification Series II                116,145,510     27,034,501
DWS Equity 500 Index                                     768,091      3,007,922
Emerging Small Company Series I                        2,371,612     44,013,650
Emerging Small Company Series II                       3,291,403     26,209,396
Equity-Income Series I                                14,814,352     56,919,992
Equity-Income Series II                               22,326,199     27,824,160
Financial Services Series I                            4,675,238      6,509,684
Financial Services Series II                           7,111,501      9,673,011
Founding Allocation Series I                          24,497,618      1,431,023
Founding Allocation Series II                         75,474,124    115,303,743
Fundamental Value Series I                            11,540,375     68,638,209
Fundamental Value Series II                           27,266,011     47,868,457
Global Allocation Series I                             1,732,925     34,832,663
Global Allocation Series II                            7,367,308    160,850,678
Global Bond Series I                                  33,645,591     25,786,592
Global Bond Series II                                 74,364,440     35,316,609
Global Trust Series I                                 32,414,172     21,184,328
Global Trust Series II                                 1,779,710      4,873,744
Health Sciences Series I                               6,166,655     12,242,732
Health Sciences Series II                             11,431,102     16,062,564
High Income Series II                                 27,338,213     13,647,190
High Yield Series I                                   38,000,529     34,968,796
High Yield Series II                                  76,748,527     56,843,296
Income & Value Series I                                1,214,453    143,297,662
Income & Value Series II                                 629,799     42,282,194
International Core Series I                            4,507,315      8,403,417
International Core Series II                           4,778,747      5,652,216
International Equity Index A Series I                  3,883,506      4,443,294
International Equity Index A Series II                 4,762,840      4,329,125
International Equity Index Series NAV                  1,583,540      4,005,686
International Small Cap Series I                      16,544,417     62,980,198
International Small Cap Series II                     14,490,317     41,112,276
International Small Company Series I                  53,307,340      3,749,601
International Small Company Series II                 33,455,239      4,106,774
International Value Series I                          13,017,627     32,239,123
International Value Series II                         15,130,909     22,777,554
Investment Quality Bond Series I                      72,896,602     27,892,304
Investment Quality Bond Series II                     59,821,128     21,735,423
Large Cap Value Series I                               2,608,228      6,924,604
Large Cap Value Series II                              3,098,728      4,493,105

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases         Sales
-----------------------------------------------   --------------   ------------
Lifestyle Aggressive Series I                     $    9,533,078   $ 16,875,440
Lifestyle Aggressive Series II                        16,637,697     23,494,635
Lifestyle Balanced Series I                          186,232,857    132,608,621
Lifestyle Balanced Series II                       1,419,659,824    381,899,218
Lifestyle Conservative Series I                      108,997,921     70,071,448
Lifestyle Conservative Series II                     907,311,385    251,360,327
Lifestyle Growth Series I                            121,618,729    114,430,099
Lifestyle Growth Series II                         1,091,657,213    580,019,650
Lifestyle Moderate Series I                           79,199,268     63,603,805
Lifestyle Moderate Series II                         676,307,933    152,155,037
LMFC Core Equity Series I                                 44,187        121,593
LMFC Core Equity Series II                             1,357,657     17,041,076
Marisco International Opportunities Series II         13,105,442     16,030,628
Mid Cap Index Series I                                 5,446,042     10,100,869
Mid Cap Index Series II                               11,602,722     15,093,573
Mid Cap Intersection Series I                             40,253         49,020
Mid Cap Intersection Series II                         3,141,267      6,386,145
Mid Cap Stock Series I                                14,271,547     35,828,491
Mid Cap Stock Series II                               15,916,621     27,155,708
Mid Cap Value Series I                                 1,987,240     71,177,165
Mid Cap Value Series II                                1,366,413     72,604,392
ML Global Allocation                                      22,011        155,559
Money Market Series I                                130,858,172    255,569,418
Money Market Series II                               618,149,425    867,648,141
Money Market Trust B Series NAV                       13,851,085     19,398,237
Mutual Shares Series I                                85,173,089      3,092,040
Natural Resources Series II                           99,991,691     47,758,049
Optimized All Cap Series II                            1,329,258      9,392,477
Optimized Value Series II                                550,083      1,919,833
Pacific Rim Series I                                   4,496,435      7,342,791
Pacific Rim Series II                                  9,451,897      7,926,919
PIM Classic Value Series II                            1,830,279     10,795,127
PIMCO All Asset                                        7,236,657      6,062,957
Real Estate Securities Series I                        7,230,566     14,963,699
Real Estate Securities Series II                      13,407,954     18,175,072
Real Return Bond Series II                            35,153,397     29,890,637
Science & Technology Series I                          9,831,526     24,478,529
Science & Technology Series II                        19,864,244     14,579,585
Scudder Fixed Income -- B                              4,603,516     33,385,385
Small Cap Index Series I                               1,730,018      4,169,365
Small Cap Index Series II                              4,666,283      8,233,438
Small Cap Opportunities Series I                       2,220,220      7,328,502
Small Cap Opportunities Series II                      4,700,073      7,019,902
Small Cap Value Focus                                     66,962      1,313,577
Small Company Value Series I                          13,766,928     20,706,761
Small Company Value Series II                         15,933,401     16,449,227
Smaller Company Growth Series I                       36,536,911      1,016,643
Smaller Company Growth Series II                      21,259,777        706,764
Strategic Bond Series I                               15,150,870     16,545,903
Strategic Bond Series II                              24,897,294     16,311,059
Strategic Income Series II                             5,798,228      4,483,304

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases         Sales
-----------------------------------------------   --------------   ------------
T Rowe Price Mid Value Series I                   $   73,924,312   $ 12,420,394
T Rowe Price Mid Value Series II                      74,525,896     15,183,519
Total Bond Market Trust A Series II                    1,552,519      1,595,476
Total Bond Market Trust A Series NAV                  31,230,793         90,633
Total Return Series I                                 64,741,342     61,953,807
Total Return Series II                               127,745,804     66,522,782
Total Stock Market Index Series I                      1,057,246      1,973,885
Total Stock Market Index Series II                     3,842,914      6,826,939
U.S. Government Securities Series I                   24,399,987     36,324,136
U.S. Government Securities Series II                  42,049,798     38,217,012
U.S. High Yield Series II                              7,401,743      4,530,009
U.S. Large Cap Value Series I                          1,583,373     92,933,673
U.S. Large Cap Value Series II                         1,638,187     42,103,869
UBS Large Cap Series I                                 3,176,492     20,921,659
UBS Large Cap Series II                                1,069,896      2,293,926
Utilities Series I                                     3,685,610      6,608,886
Utilities Series II                                    3,981,263      7,095,272
Value Series I                                        24,256,778     21,513,019
Value Series II                                        6,511,711      9,831,622
Wellington Small Cap Growth Series I                      62,475          5,582
Wellington Small Cap Growth Series II                  8,583,207     10,673,222
Wellington Small Cap Value Series I                      187,733          6,106
Wellington Small Cap Value Series II                  12,681,277     27,094,969
Wells Capital Core Bond Series II                     13,780,434     11,574,501

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
500 Index Fund B Series NAV                2009   5,401  $ 9.45 to $9.29  $    50,844 2.05% to 1.40%   2.22%     24.59% to 23.79%
                                           2008   5,844    7.59 to 7.50        44,222  2.05 to 1.40    2.04     (38.07) to (38.47)
                                           2007   6,936   12.25 to 12.20       84,872  2.05 to 1.40    1.25      (2.01) to (2.43)
500 Index Series I                         2009   5,498   11.00 to 10.32       52,556  1.90 to 0.45    1.64       25.17 to 23.37
                                           2008   6,939    8.91 to 8.25        53,451  1.90 to 0.45    0.68     (37.49) to (38.39)
                                           2007   8,813   14.47 to 13.19      109,739  1.90 to 0.45    2.20        4.43 to 2.92
                                           2006  11,610   14.21 to 11.66      139,913  1.90 to 0.45    0.98       14.74 to 13.09
                                           2005  14,907   12.54 to 10.29      158,071  1.90 to 0.45    1.61        3.82 to 2.33
500 Index Series II                        2009   3,663   14.29 to 13.83       45,925  2.05 to 0.45    1.49       25.03 to 23.04
                                           2008   3,917   11.61 to 11.06       39,679  2.05 to 0.45    0.47     (37.68) to (38.68)
                                           2007   4,687   18.94 to 17.75       76,993  2.05 to 0.45    1.92        4.25 to 2.59
                                           2006   5,989   18.53 to 15.21       95,202  2.05 to 0.45    0.82       14.54 to 12.73
                                           2005   7,895   16.42 to 13.44      110,890  2.05 to 0.45    1.41        3.65 to 2.01
500 Index Series NAV                       2009   3,111   15.46 to 15.38       48,071  1.55 to 0.80    2.57       23.67 to 23.06
Active Bond Series I                       2009   4,629   15.08 to 14.09       66,650  1.90 to 0.45    7.05       24.24 to 22.46
                                           2008   5,542   12.14 to 11.51       64,896  1.90 to 0.45    5.10     (10.94) to (12.23)
                                           2007   7,222   13.63 to 13.11       95,921  1.90 to 0.45    8.52        3.58 to 2.08
                                           2006   8,812   13.16 to 12.85      114,129  1.90 to 0.45    2.87        3.95 to 2.46
                                           2005  11,076   12.66 to 12.54      139,269  1.90 to 0.45    0.00        1.29 to 0.31
Active Bond Series II                      2009  22,493   14.93 to 13.85      317,842  2.05 to 0.45    7.15       23.82 to 21.86
                                           2008  23,847   12.06 to 11.37      275,346  2.05 to 0.45    4.72     (11.05) to (12.47)
                                           2007  37,399   13.56 to 12.99      491,157  2.05 to 0.45    7.95        3.31 to 1.66
                                           2006  38,059   13.12 to 12.78      489,521  2.05 to 0.45    2.62        3.74 to 2.10
                                           2005  39,503   12.65 to 12.51      495,632  2.05 to 0.45    0.00        1.18 to 0.10
All Cap Core Series I                      2009   3,691   11.54 to 11.46       51,277  1.90 to 0.45    1.57       27.89 to 26.05
                                           2008   4,405    9.09 to 9.02        48,379  1.90 to 0.45    1.57     (39.90) to (40.77)
                                           2007   5,691   15.34 to 15.01      105,085  1.90 to 0.45    1.40        2.20 to 0.72
                                           2006   7,796   20.83 to 9.21       143,933  1.90 to 0.45    0.72       14.23 to 12.59
                                           2005  10,039   18.41 to 8.17       163,206  1.90 to 0.45    0.79        8.59 to 7.03
All Cap Core Series II                     2009     591   15.45 to 15.42        8,270  2.05 to 0.45    1.38       27.68 to 25.66
                                           2008     682   12.27 to 12.10        7,549  2.05 to 0.45    1.33     (40.02) to (40.98)
                                           2007     876   20.79 to 20.17       16,332  2.05 to 0.45    0.75        1.95 to 0.32
                                           2006     546   20.80 to 16.71       10,072  2.05 to 0.45    0.58       14.03 to 12.23
                                           2005     621   18.52 to 14.83       10,075  2.05 to 0.45    0.67        8.40 to 6.69
All Cap Growth Series I                    2009   5,759   12.31 to 9.52        75,666  1.90 to 0.45    0.69       20.55 to 18.81
                                           2008   6,912   10.21 to 8.01        76,574  1.90 to 0.45    0.29     (42.21) to (43.04)
                                           2007   8,855   17.67 to 14.07      171,682  1.90 to 0.45    0.04        11.55 to 9.94
                                           2006  11,560   20.21 to 8.59       205,159  1.90 to 0.45    0.00        6.10 to 4.57
                                           2005  14,210   19.23 to 8.20       240,460  1.90 to 0.45    0.00        8.50 to 6.95
All Cap Growth Series II                   2009   1,055   12.74 to 12.15       11,664  2.05 to 0.45    0.51       20.33 to 18.42
                                           2008   1,159   10.76 to 10.10       10,760  2.05 to 0.45    0.10     (42.32) to (43.24)
                                           2007   1,505   18.96 to 17.51       24,474  2.05 to 0.45    0.00        11.32 to 9.55
                                           2006   1,743   17.37 to 14.04       25,736  2.05 to 0.45    0.00        5.84 to 4.17
                                           2005   2,059   16.66 to 13.42       29,032  2.05 to 0.45    0.00        8.28 to 6.57

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
All Cap Value Series I                     2009   1,910  $16.49 to $14.65 $    28,466 1.90% to 0.45%   0.52%     26.04% to 24.23%
                                           2008   2,223   13.08 to 11.79       26,764  1.90 to 0.45    0.78     (29.10) to (30.13)
                                           2007   2,757   18.45 to 16.87       47,390  1.90 to 0.45    1.69        7.84 to 6.28
                                           2006   3,603   17.11 to 15.85       58,058  1.90 to 0.45    0.99       13.20 to 11.58
                                           2005   4,262   15.12 to 14.19       61,297  1.90 to 0.45    0.55        5.24 to 3.73
All Cap Value Series II                    2009   1,787   18.10 to 17.54       28,321  2.05 to 0.45    0.31       25.84 to 23.84
                                           2008   2,009   14.62 to 13.94       25,562  2.05 to 0.45    0.54     (29.19) to (30.32)
                                           2007   2,483   20.97 to 19.69       45,032  2.05 to 0.45    1.34        7.55 to 5.84
                                           2006   3,376   19.89 to 15.89       57,471  2.05 to 0.45    0.80       13.02 to 11.23
                                           2005   3,771   17.86 to 14.23       57,393  2.05 to 0.45    0.12        4.94 to 3.28
American Asset Allocation Series I         2009  15,781   10.82 to 10.41      166,221  1.90 to 0.45    1.86       20.87 to 19.71
American Asset Allocation Series II        2009 121,062   10.80 to 10.35    1,272,060  2.05 to 0.45    2.01       22.72 to 20.77
                                           2008  89,206    8.80 to 8.57       771,852  2.05 to 0.45    3.11     (30.15) to (31.26)
                                           2007  37,749   12.60 to 12.47      472,822  2.05 to 0.45    3.79       0.81 to (0.26)
American Asset Allocation Series III       2009  12,626   11.35 to 11.19      143,081  1.55 to 0.80    3.11       22.83 to 21.91
                                           2008   3,703    9.24 to 9.18        34,188  1.55 to 0.80    8.47     (26.08) to (26.57)
American Blue-Chip Income & Growth
Series II                                  2009   4,710   16.62 to 14.94       72,695  2.05 to 0.45    1.43       26.56 to 24.55
                                           2008   5,410   13.13 to 11.99       66,643  2.05 to 0.45    3.81     (37.05) to (38.05)
                                           2007   7,008   20.86 to 19.36      138,675  2.05 to 0.45    2.05       1.02 to (0.59)
                                           2006   8,938   20.65 to 19.48      177,061  2.05 to 0.45    0.43       16.27 to 14.43
                                           2005   9,653   17.76 to 17.02      166,288  2.05 to 0.45    0.04        6.19 to 4.51
American Blue-Chip Income & Growth
Series III                                 2009   9,830   10.78 to 10.63      105,779  1.55 to 0.80    2.96       26.77 to 25.82
                                           2008   1,817    8.50 to 8.45        15,441  1.55 to 0.80   10.53     (31.98) to (32.43)
American Bond Series II                    2009  53,291   13.52 to 12.60      686,248  2.05 to 0.45    2.60        11.42 to 9.65
                                           2008  50,088   12.14 to 11.49      585,290  2.05 to 0.45    9.01     (10.23) to (11.66)
                                           2007  66,523   13.52 to 13.01      875,494  2.05 to 0.45    4.45        2.30 to 0.66
                                           2006  36,600   13.22 to 12.92      475,934  2.05 to 0.45    0.00        6.01 to 4.33
                                           2005  10,103   12.47 to 12.38      125,328  2.05 to 0.45    0.00      (0.27) to (0.92)
American Bond Series III                   2009  10,976   12.49 to 12.32      136,901  1.55 to 0.80    4.89       11.67 to 10.83
                                           2008   1,708   11.19 to 11.11       19,101  1.55 to 0.80   18.03     (10.49) to (11.08)
American Century Small Company
Series II                                  2009       0    9.01 to 8.32             0  2.05 to 0.45    0.30        2.43 to 1.89
                                           2008     231    8.80 to 8.17         1,934  2.05 to 0.45    0.00     (43.56) to (44.46)
                                           2007     286   15.59 to 14.70        4,287  2.05 to 0.45    0.00      (7.14) to (8.62)
                                           2006     488   16.79 to 16.09        7,959  2.05 to 0.45    0.00        4.94 to 3.28
                                           2005   1,645   16.00 to 15.58       25,860  2.05 to 0.45    0.00        5.52 to 3.85
American Fundamental Holdings Series II    2009  94,707   12.01 to 10.54    1,009,532  2.05 to 0.35    1.67       26.24 to 24.11
                                           2008  64,804    9.52 to 8.49       553,472  2.05 to 0.35    5.63     (23.87) to (32.37)
                                           2007   4,219   12.58 to 12.55       53,003  2.05 to 0.45    2.84        0.65 to 0.43
American Fundamental Holdings Series III   2009   4,976   11.48 to 11.32       57,028  1.55 to 0.80    2.67       26.26 to 25.32
                                           2008   1,576    9.09 to 9.03        14,319  1.55 to 0.80    9.38     (27.26) to (27.74)
American Global Diversification Series II  2009  74,544   12.54 to 10.69      806,356  2.05 to 0.35    1.81       35.81 to 33.53
                                           2008  62,576    9.23 to 8.01       504,068  2.05 to 0.35    4.62     (26.13) to (36.18)
                                           2007   8,251   12.58 to 12.55      103,611  2.05 to 0.45    2.96        0.61 to 0.39

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
American Global Growth Series II           2009  16,435  $11.44 to $10.96 $   182,646 2.05% to 0.45%   0.88%     40.78% to 38.55%
                                           2008  17,516    8.13 to 7.91       139,771  2.05 to 0.45    2.33     (38.96) to (39.93)
                                           2007  16,199   13.31 to 13.17      214,070  2.05 to 0.45    3.30        6.51 to 1.66
American Global Growth Series III          2009     197   11.80 to 11.63        2,315  1.55 to 0.80    2.27       41.09 to 40.03
                                           2008      32    8.36 to 8.30           270  1.55 to 0.80   11.31     (33.12) to (33.56)
American Global Small Capitalization
Series II                                  2009   7,183    9.98 to 9.56        69,662  2.05 to 0.45    0.00       59.72 to 57.18
                                           2008   7,111    6.25 to 6.09        43,637  2.05 to 0.45    1.24     (54.00) to (54.74)
                                           2007   6,051   13.59 to 13.44       81,611  2.05 to 0.45    2.66        8.71 to 7.55
American Global Small Capitalization
Series III                                 2009   2,977   10.33 to 10.18       30,698  1.55 to 0.80    0.05       59.88 to 58.68
                                           2008     777    6.46 to 6.42         5,017  1.55 to 0.80    7.92     (48.32) to (48.67)
American Growth Series II                  2009  64,066   18.31 to 16.46    1,013,458  2.05 to 0.45    0.08       38.05 to 35.86
                                           2008  74,067   13.27 to 12.12      860,203  2.05 to 0.45    1.68     (44.53) to (45.42)
                                           2007  71,979   23.91 to 22.20    1,544,152  2.05 to 0.45    0.97        11.23 to 9.45
                                           2006  65,701   21.50 to 12.85    1,324,518  2.05 to 0.45    0.17        9.15 to 2.77
                                           2005  53,643   19.70 to 18.88    1,024,545  2.05 to 0.45    0.00       15.07 to 13.25
American Growth Series III                 2009   5,975   10.34 to 10.19       61,649  1.55 to 0.80    0.90       38.21 to 37.18
                                           2008   1,283    7.48 to 7.43         9,589  1.55 to 0.80    8.43     (40.17) to (40.57)
American Growth-Income Series I            2009  10,752   16.87 to 15.32      169,407  1.90 to 0.45    1.10       27.18 to 25.96
American Growth-Income Series II           2009  55,869   16.86 to 15.16      820,869  2.05 to 0.45    1.06       30.08 to 28.01
                                           2008  63,942   12.96 to 11.84      734,827  2.05 to 0.45    1.90     (38.45) to (39.43)
                                           2007  66,656   21.06 to 19.55    1,269,653  2.05 to 0.45    2.82        4.00 to 2.35
                                           2006  57,500   20.25 to 13.50    1,094,820  2.05 to 0.45    0.92        14.10 to 8.01
                                           2005  45,371   17.74 to 17.01      780,505  2.05 to 0.45    0.35        4.81 to 3.16
American Growth-Income Series III          2009   6,436   10.84 to 10.69       69,674  1.55 to 0.80    2.16       30.22 to 29.24
                                           2008   1,445    8.33 to 8.27        12,028  1.55 to 0.80    8.98     (33.38) to (33.82)
American High-Income Bond Series II        2009   4,418   12.50 to 11.97       53,605  2.05 to 0.45    6.75       37.80 to 35.61
                                           2008   3,594    9.07 to 8.83        31,998  2.05 to 0.45    6.39     (24.73) to (25.93)
                                           2007   3,619   12.05 to 11.92       43,281  2.05 to 0.45   13.20      (3.62) to (4.65)
American High-Income Bond Series III       2009   1,265   13.45 to 13.26       16,993  1.55 to 0.80   26.39       38.08 to 37.05
                                           2008      11    9.74 to 9.68           103  1.55 to 0.80   37.68     (22.06) to (22.57)
American International Series II           2009  30,807   26.86 to 24.14      679,801  2.05 to 0.45    0.91       41.77 to 39.52
                                           2008  36,071   18.95 to 17.30      569,687  2.05 to 0.45    3.67     (42.73) to (43.64)
                                           2007  36,873   33.08 to 30.71    1,049,619  2.05 to 0.45    2.13       18.87 to 16.97
                                           2006  33,554   27.83 to 13.23      856,032  2.05 to 0.45    0.72        17.79 to 5.84
                                           2005  24,693   23.63 to 22.64      565,653  2.05 to 0.45    0.51       20.33 to 18.42
American International Series III          2009     900   11.51 to 11.35       10,332  1.55 to 0.80    4.68       42.00 to 40.94
                                           2008      34    8.10 to 8.05           279  1.55 to 0.80   10.20     (35.17) to (35.60)
American New World Series II               2009   5,874   12.70 to 12.17       72,479  2.05 to 0.45    1.19       48.15 to 45.80
                                           2008   4,594    8.58 to 8.35        38,682  2.05 to 0.45    2.18     (42.92) to (43.83)
                                           2007   5,282   15.02 to 14.86       78,752  2.05 to 0.45    4.11        20.18 to 3.01
American New World Series III              2009     132   11.63 to 11.47        1,529  1.55 to 0.80    2.57       48.36 to 47.25
                                           2008      15    7.84 to 7.79           115  1.55 to 0.80   12.33     (37.28) to (37.70)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Balanced Series I                          2009       7  $14.80 to $14.73 $       107 1.55% to 0.80%   2.26%     18.42% to 17.84%
Basic Value Focus                          2009     455   26.30 to 13.55        9,606  1.90 to 1.40    1.84       29.09 to 28.45
                                           2008     560   20.38 to 10.55        9,193  1.90 to 1.40    1.86     (37.72) to (38.03)
                                           2007     771   32.71 to 17.02       20,420  1.90 to 1.40    1.15       0.22 to (0.28)
                                           2006   1,058   32.64 to 16.86       28,247  1.90 to 1.40    1.32       19.98 to 19.38
                                           2005   1,355   27.21 to 14.11       30,549  1.90 to 0.45    1.13        1.36 to 0.85
Blue Chip Growth Series I                  2009  14,833   15.12 to 11.91      265,754  1.90 to 0.45    0.14       42.25 to 40.21
                                           2008  17,615   10.63 to 8.49       224,482  1.90 to 0.45    0.31     (42.79) to (43.62)
                                           2007  21,089   18.58 to 15.07      478,935  1.90 to 0.45    0.72       12.24 to 10.61
                                           2006  26,907   24.22 to 10.96      554,434  1.90 to 0.45    0.21        9.09 to 5.59
                                           2005  33,551   22.46 to 10.18      642,723  1.90 to 0.45    0.42        5.12 to 3.62
Blue Chip Growth Series II                 2009   8,551   15.00 to 14.84      113,765  2.05 to 0.45    0.09       41.92 to 39.67
                                           2008   9,393   10.74 to 10.46       89,182  2.05 to 0.45    0.14     (42.89) to (43.80)
                                           2007   9,256   19.11 to 18.31      155,552  2.05 to 0.45    0.39       12.00 to 10.22
                                           2006  10,160   17.40 to 13.18      154,585  2.05 to 0.45    0.03        8.82 to 5.44
                                           2005  11,287   16.23 to 13.41      159,767  2.05 to 0.45    0.00        4.89 to 3.23
Capital Appreciation Series I              2009  11,642   11.62 to 9.80       105,780  1.90 to 0.45    0.25       41.65 to 39.61
                                           2008  13,837    8.33 to 6.92        89,610  1.90 to 0.45    0.43     (37.50) to (38.41)
                                           2007  17,486   13.52 to 11.07      182,898  1.90 to 0.45    0.27        11.11 to 9.50
                                           2006  22,981   12.66 to 9.20       218,602  1.90 to 0.45    0.00        1.80 to 0.34
                                           2005   4,458   12.41 to 9.15        42,848  1.90 to 0.45    0.00       13.48 to 11.86
Capital Appreciation Series II             2009   4,634   16.49 to 15.15       62,886  2.05 to 0.45    0.05       41.41 to 39.16
                                           2008   4,711   11.85 to 10.71       45,780  2.05 to 0.45    0.22     (37.64) to (38.63)
                                           2007   5,414   19.31 to 17.18       85,349  2.05 to 0.45    0.08        10.86 to 9.09
                                           2006   6,969   17.77 to 12.63      100,281  2.05 to 0.45    0.00        1.61 to 0.00
                                           2005   3,050   17.75 to 13.37       43,563  2.05 to 0.45    0.00       13.19 to 11.40
Capital Appreciation Value Series II       2009  27,231   11.78 to 11.49      315,680  2.05 to 0.45    2.10       29.25 to 27.20
                                           2008  14,299    9.12 to 9.04       129,560  2.05 to 0.45    1.23     (27.08) to (27.71)
CGTC Overseas Equity Series II             2009     234   15.17 to 14.08        3,366  2.05 to 0.45    1.84       29.86 to 27.80
                                           2008     284   11.68 to 11.01        3,186  2.05 to 0.45    1.58     (42.45) to (43.37)
                                           2007     348   20.30 to 19.45        6,853  2.05 to 0.45    0.02        11.70 to 9.92
                                           2006     382   18.17 to 17.69        6,821  2.05 to 0.45    0.44       19.10 to 17.22
                                           2005     288   15.36 to 15.09        4,363  2.05 to 0.45    0.00       22.04 to 20.76
Core Allocation Plus Series I              2009   1,749   11.22 to 11.06       19,574  1.55 to 0.80    2.17       24.21 to 23.28
                                           2008     460    9.03 to 8.97         4,147  1.55 to 0.80    1.98     (27.76) to (28.24)
Core Allocation Plus Series II             2009  13,790   10.95 to 10.69      148,644  2.05 to 0.45    1.69       24.54 to 22.56
                                           2008   5,294    8.80 to 8.72        46,295  2.05 to 0.45    1.05     (29.64) to (30.25)
Core Allocation Series I                   2009     241   14.79 to 14.71        3,561  1.55 to 0.80    7.68       18.30 to 17.71
Core Allocation Series II                  2009   1,859   15.13 to 14.97       27,950  2.05 to 0.45    6.06       21.06 to 19.77
Core Balanced Series I                     2009     343   14.75 to 14.68        5,061  1.55 to 0.80    3.83       18.04 to 17.46
Core Balanced Series II                    2009   2,944   15.12 to 14.96       44,238  2.05 to 0.45    2.72         21 to 19.71
Core Balanced Strategy Series NAV          2009     201   13.67 to 13.67        2,742  1.60 to 1.60    4.97        9.37 to 9.37
Core Disciplined Diversification Series II 2009   3,712   15.49 to 15.33       57,114  2.05 to 0.45    3.81       23.95 to 22.63

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Core Fundamental Holdings Series II        2009   6,628  $14.80 to $14.64 $    97,508 2.05% to 0.45%   2.80%     18.41% to 17.16%
Core Fundamental Holdings Series III       2009     651   14.48 to 14.41        9,425  1.55 to 0.80    3.53       15.85 to 15.28
Core Global Diversification Series II      2009   7,611   15.30 to 15.14      115,642  2.05 to 0.45    2.94        22.4 to 21.10
Core Global Diversification Series III     2009     417   14.94 to 14.86        6,223  1.55 to 0.80    4.00       19.48 to 18.90
Core Strategy Series II                    2009  43,901   12.82 to 12.05      536,845  2.05 to 0.45    1.96       21.11 to 19.18
                                           2008  31,257   10.59 to 10.11      318,495  2.05 to 0.45    1.41     (26.80) to (27.97)
                                           2007  21,010   14.46 to 14.03      295,947  2.05 to 0.45    4.07        6.07 to 4.38
                                           2006   7,176   13.63 to 13.22       96,463  2.05 to 0.45    2.53        9.07 to 5.76
Core Strategy Series NAV                   2009     422   14.27 to 14.27        6,031  1.20 to 1.20    3.14       14.20 to 10.40
Disciplined Diversification Series II      2009  18,659   11.60 to 11.32      213,163  2.05 to 0.45    2.18       26.39 to 24.39
                                           2008   8,663    9.18 to 9.10        79,086  2.05 to 0.45    1.85     (26.55) to (27.19)
DWS Equity 500 Index                       2009     957   17.68 to 14.37       16,616  2.05 to 1.40    2.53       24.04 to 23.24
                                           2008   1,126   14.25 to 11.66       15,769  2.05 to 1.40    2.09     (38.24) to (38.64)
                                           2007   1,253   23.08 to 19.00       28,468  2.05 to 1.40    1.20        3.38 to 2.71
                                           2006   1,674   22.32 to 18.50       36,849  2.05 to 1.40    0.85       13.61 to 12.87
                                           2005   1,974   19.65 to 16.39       38,324  2.05 to 1.40    0.00        4.46 to 0.00
Emerging Small Company Series I            2009       0   12.82 to 9.68             0  1.90 to 0.45    0.00       27.12 to 25.53
                                           2008   3,348   10.08 to 7.71        33,589  1.90 to 0.45    0.00     (43.53) to (44.35)
                                           2007   4,312   17.86 to 13.85       78,404  1.90 to 0.45    0.00        7.56 to 6.00
                                           2006   5,675   19.70 to 9.08        98,496  1.90 to 0.45    0.00        1.95 to 0.48
                                           2005   7,372   19.51 to 9.03       125,171  1.90 to 0.45    0.00        4.57 to 3.07
Emerging Small Company Series II           2009       0   13.28 to 12.06            0  2.05 to 0.45    0.00       26.91 to 25.16
                                           2008   2,088   10.61 to 9.50        18,300  2.05 to 0.45    0.00     (43.65) to (44.55)
                                           2007   2,456   19.14 to 16.87       38,606  2.05 to 0.45    0.00        7.35 to 5.64
                                           2006   3,257   18.18 to 14.11       47,965  2.05 to 0.45    0.00        1.72 to 0.11
                                           2005   4,485   18.14 to 14.04       65,843  2.05 to 0.45    0.00        4.39 to 2.73
Equity-Income Series I                     2009  11,371   17.93 to 13.41      270,462  1.90 to 0.45    2.11       25.15 to 23.35
                                           2008  13,650   14.33 to 10.87      261,747  1.90 to 0.45    2.24     (36.25) to (37.17)
                                           2007  17,778   22.47 to 17.31      540,216  1.90 to 0.45    2.81        2.88 to 1.39
                                           2006  22,179   36.09 to 13.77      662,231  1.90 to 0.45    1.55       18.49 to 10.17
                                           2005  26,812   30.74 to 14.61      685,525  1.90 to 0.45    1.30        3.46 to 1.97
Equity-Income Series II                    2009  10,954   15.46 to 14.88      148,222  2.05 to 0.45    1.95         24.98 to 23
                                           2008  11,489   12.57 to 11.91      126,409  2.05 to 0.45    2.11     (36.45) to (37.46)
                                           2007  13,765   20.10 to 18.74      241,867  2.05 to 0.45    2.48        2.70 to 1.06
                                           2006  16,212   19.96 to 13.75      282,032  2.05 to 0.45    1.36       18.23 to 10.03
                                           2005  18,135   17.14 to 14.64      270,442  2.05 to 0.45    0.93        3.26 to 1.62

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Financial Services Series I                2009   1,450  $13.35 to $12.10 $    17,662 1.90% to 0.45%   0.70%     40.77% to 38.74%
                                           2008   1,624    9.48 to 8.72        14,200  1.90 to 0.45    0.82     (44.90) to (45.70)
                                           2007   1,792   17.21 to 16.06       28,749  1.90 to 0.45    1.20      (7.24) to (8.58)
                                           2006   2,583   18.56 to 14.42       45,180  1.90 to 0.45    0.36       22.57 to 15.39
                                           2005   2,635   15.14 to 14.21       37,996  1.90 to 0.45    0.39        9.28 to 7.72
Financial Services Series II               2009   2,251   14.85 to 14.32       29,096  2.05 to 0.45    0.51       40.35 to 38.12
                                           2008   2,477   10.75 to 10.20       23,207  2.05 to 0.45    0.66     (45.00) to (45.88)
                                           2007   2,222   19.86 to 18.55       38,360  2.05 to 0.45    0.87      (7.35) to (8.83)
                                           2006   2,934   21.86 to 14.40       55,701  2.05 to 0.45    0.21       22.22 to 15.22
                                           2005   2,548   18.16 to 15.54       40,197  2.05 to 0.45    0.20        9.13 to 7.41
Founding Allocation Series I               2009   3,794   11.33 to 11.17       42,903  1.55 to 0.80    5.28       30.42 to 29.45
                                           2008   1,345    8.69 to 8.63        11,671  1.55 to 0.80    6.91     (30.51) to (30.97)
Founding Allocation Series II              2009 128,398   17.26 to 9.68     1,261,886  2.05 to 0.35    3.86       30.67 to 28.46
                                           2008 136,082   13.21 to 7.54     1,035,742  2.05 to 0.35    2.91       5.67 to (36.87)
                                           2007  88,895   12.07 to 11.94    1,067,048  2.05 to 0.45    0.97      (3.45) to (4.47)
Fundamental Value Series I                 2009  28,241   14.23 to 13.07      368,109  1.90 to 0.45    0.92        31.19 to 29.3
                                           2008  33,466   10.85 to 10.11      336,160  1.90 to 0.45    2.42     (39.59) to (40.47)
                                           2007   8,886   17.95 to 16.97      148,942  1.90 to 0.45    1.57        3.57 to 2.07
                                           2006  10,715   17.34 to 13.64      175,241  1.90 to 0.45    0.80        14.00 to 9.10
                                           2005  12,105   15.21 to 14.28      175,605  1.90 to 0.45    0.46        8.35 to 6.80
Fundamental Value Series II                2009  22,342   15.57 to 15.29      305,287  2.05 to 0.45    0.73         31 to 28.92
                                           2008  23,786   12.08 to 11.67      251,341  2.05 to 0.45    0.64     (39.73) to (40.69)
                                           2007  22,520   20.36 to 19.37      399,581  2.05 to 0.45    1.21        3.41 to 1.75
                                           2006  20,167   20.09 to 13.62      353,591  2.05 to 0.45    0.58        13.73 to 8.94
                                           2005  15,513   17.93 to 15.62      245,661  2.05 to 0.45    0.21        8.21 to 6.50
Global Allocation Series I                 2009       0   11.81 to 11.76            0  1.90 to 0.45    0.01       28.04 to 26.44
                                           2008   3,166    9.34 to 9.19        26,694  1.90 to 0.45    4.53     (34.59) to (35.53)
                                           2007   4,328   14.49 to 14.04       56,387  1.90 to 0.45    6.21        4.66 to 3.14
                                           2006   5,264   14.20 to 12.39       66,274  1.90 to 0.45    1.04        12.99 to 6.53
                                           2005   5,523   12.73 to 11.10       62,159  1.90 to 0.45    0.96        5.73 to 4.21
Global Allocation Series II                2009       0   15.66 to 14.93            0  2.05 to 0.45    0.00       27.75 to 25.99
                                           2008  11,729   12.43 to 11.69      121,346  2.05 to 0.45    4.78     (34.69) to (35.73)
                                           2007  12,998   19.35 to 17.90      208,609  2.05 to 0.45    6.27        4.40 to 2.73
                                           2006  11,570   18.90 to 13.30      181,781  2.05 to 0.45    0.77        12.77 to 6.39
                                           2005   7,328   17.01 to 13.74      105,078  2.05 to 0.45    0.71        5.46 to 3.79
Global Bond Series I                       2009   3,158   21.42 to 19.75       80,083  1.90 to 0.45   12.24       14.87 to 13.22
                                           2008   3,603   18.64 to 17.44       81,496  1.90 to 0.45    0.63      (4.91) to (6.28)
                                           2007   3,988   19.61 to 18.61       97,298  1.90 to 0.45    7.40        9.14 to 7.56
                                           2006   4,255   27.35 to 12.69       97,361  1.90 to 0.45    0.00        4.80 to 1.56
                                           2005   5,053   26.35 to 16.54      112,958  1.90 to 0.45    4.81      (6.96) to (8.30)
Global Bond Series II                      2009   9,500   20.84 to 15.37      176,112  2.05 to 0.45   11.74        14.62 to 12.8
                                           2008   9,374   18.18 to 13.62      154,496  2.05 to 0.45    0.58      (5.09) to (6.60)
                                           2007  12,099   19.15 to 14.58      212,896  2.05 to 0.45    7.11        8.85 to 7.29
                                           2006  11,018   17.60 to 12.67      182,700  2.05 to 0.45    0.00        4.60 to 1.36
                                           2005   8,123   16.83 to 13.23      132,346  2.05 to 0.45    4.05      (7.07) to (8.54)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*       RATIO** HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Global Trust Series I                      2009   9,050  $14.26 to $12.37 $   157,234 1.90% to 0.45%   1.71%     30.78% to 28.90%
                                           2008   6,778   10.91 to 9.60       109,603  1.90 to 0.45    1.91     (39.82) to (40.69)
                                           2007   7,318   18.12 to 16.18      212,666  1.90 to 0.45    2.29       0.88 to (0.58)
                                           2006   8,922   33.14 to 15.13      260,712  1.90 to 0.45    1.35       19.78 to 18.06
                                           2005  10,732   27.93 to 12.80      264,521  1.90 to 0.45    1.27        10.22 to 8.64
Global Trust Series II                     2009   2,125   16.19 to 15.59       30,510  2.05 to 0.45    1.43       30.51 to 28.44
                                           2008   2,398   12.61 to 11.95       26,665  2.05 to 0.45    1.61     (39.91) to (40.87)
                                           2007   3,028   21.32 to 19.88       56,610  2.05 to 0.45    1.24       0.64 to (0.97)
                                           2006   1,911   21.61 to 18.43       35,849  2.05 to 0.45    1.20       19.56 to 17.66
                                           2005   2,039   18.35 to 15.60       32,214  2.05 to 0.45    1.07        10.00 to 8.26
Health Sciences Series I                   2009   2,244   19.75 to 17.17       40,345  1.90 to 0.45    0.00       31.22 to 29.33
                                           2008   2,673   15.05 to 13.28       37,029  1.90 to 0.45    0.00     (30.22) to (31.23)
                                           2007   3,480   21.57 to 19.31       69,811  1.90 to 0.45    0.00       17.14 to 15.45
                                           2006   4,163   18.41 to 13.39       72,020  1.90 to 0.45    0.00        7.89 to 6.34
                                           2005   4,903   17.07 to 15.73       79,469  1.90 to 0.45    0.00       12.14 to 10.53
Health Sciences Series II                  2009   2,553   21.31 to 20.04       47,857  2.05 to 0.45    0.00       30.96 to 28.89
                                           2008   2,876   16.27 to 15.55       41,778  2.05 to 0.45    0.00     (30.37) to (31.48)
                                           2007   3,394   23.36 to 22.69       71,855  2.05 to 0.45    0.00       16.91 to 15.05
                                           2006   3,954   19.98 to 13.38       72,848  2.05 to 0.45    0.00        7.68 to 5.98
                                           2005   4,467   18.66 to 15.95       77,355  2.05 to 0.45    0.00       11.92 to 10.15
High Income Series II                      2009   1,626   11.82 to 11.33       18,650  2.05 to 0.45   18.43        80.46 to 77.6
                                           2008     230    6.52 to 6.35         1,474  2.05 to 0.45   10.90     (43.84) to (44.73)
                                           2007      93   11.61 to 11.49        1,071  2.05 to 0.45    1.46      (7.12) to (8.11)
High Yield Series I                        2009   3,881   17.58 to 16.77       67,491  1.90 to 0.45   11.77       53.82 to 51.61
                                           2008   4,032   11.43 to 11.06       46,087  1.90 to 0.45    8.15     (29.84) to (30.85)
                                           2007   4,963   16.29 to 16.00       81,825  1.90 to 0.45   12.30       1.18 to (0.29)
                                           2006   7,027   17.23 to 13.27      116,074  1.90 to 0.45    6.60        9.87 to 6.18
                                           2005   8,853   15.83 to 13.31      134,654  1.90 to 0.45    5.33        3.23 to 1.75
High Yield Series II                       2009   5,174   19.76 to 16.88       90,802  2.05 to 0.45   13.15       53.66 to 51.23
                                           2008   4,362   12.86 to 11.16       50,595  2.05 to 0.45    8.02     (30.02) to (31.13)
                                           2007   3,942   18.37 to 16.21       66,768  2.05 to 0.45   11.87       0.90 to (0.71)
                                           2006   5,215   18.21 to 13.26       88,817  2.05 to 0.45    6.47        9.74 to 6.05
                                           2005   6,168   16.59 to 15.11       96,925  2.05 to 0.45    4.29        3.09 to 1.46
Income & Value Series I                    2009       0   13.18 to 9.79             0  1.90 to 0.45    0.32      (1.06) to (1.54)
                                           2008   8,495   13.32 to 9.94       144,360  1.90 to 0.45    2.90     (30.44) to (31.45)
                                           2007  10,865   19.15 to 14.50      267,191  1.90 to 0.45    3.92       0.65 to (0.80)
                                           2006  13,422   27.95 to 13.00      330,323  1.90 to 0.45    2.06        8.18 to 4.00
                                           2005  16,723   26.08 to 13.47      384,468  1.90 to 0.45    1.74        4.75 to 3.25
Income & Value Series II                   2009       0   11.42 to 11.01            0  2.05 to 0.45    0.29      (1.13) to (1.66)
                                           2008   4,009   11.56 to 11.20       42,340  2.05 to 0.45    2.70     (30.54) to (31.65)
                                           2007   5,130   16.64 to 16.38       78,943  2.05 to 0.45    3.64       0.45 to (1.15)
                                           2006   5,880   16.64 to 12.98       91,332  2.05 to 0.45    1.85        7.93 to 3.86
                                           2005   6,788   15.65 to 14.18       98,864  2.05 to 0.45    1.58        4.51 to 2.86
International Core Series I                2009   2,759   14.05 to 13.82       37,608  1.90 to 0.45    2.41       18.11 to 16.41
                                           2008   3,231   11.90 to 11.87       37,670  1.90 to 0.45    4.76     (38.90) to (39.78)
                                           2007   4,161   19.72 to 19.47       80,318  1.90 to 0.45    2.14        10.92 to 9.31
                                           2006   5,288   18.57 to 13.34       93,287  1.90 to 0.45    0.58        24.21 to 6.71
                                           2005   5,936   15.09 to 11.01       85,234  1.90 to 0.45    0.80       15.42 to 13.77

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
International Core Series II               2009   1,799  $19.32 to $16.51 $    26,618 2.05% to 0.45%   2.16%     17.99% to 16.12%
                                           2008   1,971   16.63 to 13.99       24,822  2.05 to 0.45    4.67     (39.05) to (40.02)
                                           2007   2,356   27.73 to 22.96       49,951  2.05 to 0.45    1.84        10.63 to 8.87
                                           2006   2,166   25.57 to 13.33       42,672  2.05 to 0.45    0.41        24.06 to 6.68
                                           2005   1,940   20.92 to 15.87       31,414  2.05 to 0.45    0.00       15.19 to 13.36
International Equity Index A Series I      2009     806   18.64 to 17.17       14,194  1.90 to 0.45   13.38       37.24 to 35.26
                                           2008     964   13.58 to 12.69       12,493  1.90 to 0.45    1.89     (44.80) to (45.59)
                                           2007   1,307   24.60 to 23.33       30,978  1.90 to 0.45    3.65       14.90 to 13.24
                                           2006   2,339   21.41 to 20.60       48,747  1.90 to 0.45    0.83       24.92 to 23.13
                                           2005   1,670   17.14 to 16.73       28,128  1.90 to 0.45    0.89       16.09 to 14.42
International Equity Index A Series II     2009     912   18.41 to 16.82       15,753  2.05 to 0.45   13.97       36.87 to 34.69
                                           2008     996   13.45 to 12.48       12,716  2.05 to 0.45    1.70     (44.89) to (45.77)
                                           2007   1,301   24.41 to 23.02       30,453  2.05 to 0.45    3.43       14.65 to 12.81
                                           2006   1,937   21.29 to 20.41       39,999  2.05 to 0.45    0.65       24.70 to 22.73
                                           2005   1,847   17.08 to 16.63       30,938  2.05 to 0.45    0.72       15.87 to 14.04
International Equity Index Series NAV      2009   2,431    9.88 to 9.72        23,976  2.05 to 1.40    3.74       36.87 to 35.99
                                           2008   2,852    7.22 to 7.15        20,583  2.05 to 1.40    2.60     (45.16) to (45.52)
                                           2007   3,272   13.17 to 13.12       43,122  2.05 to 1.40    1.91        5.44 to 4.99
International Small Cap Series I           2009       0   18.65 to 18.01            0  1.90 to 0.45    2.14       56.88 to 54.92
                                           2008   3,028   11.89 to 11.63       37,255  1.90 to 0.45    2.40     (53.19) to (53.87)
                                           2007   4,226   25.40 to 25.21      111,985  1.90 to 0.45    2.70        9.64 to 8.05
                                           2006   5,090   26.22 to 13.60      125,839  1.90 to 0.45    1.15        27.15 to 8.82
                                           2005   5,693   20.82 to 10.89      112,015  1.90 to 0.45    0.93        9.61 to 8.04
International Small Cap Series II          2009       0   21.89 to 20.50            0  2.05 to 0.45    1.88       56.77 to 54.61
                                           2008   1,815   14.16 to 13.08       20,949  2.05 to 0.45    2.17     (53.32) to (54.06)
                                           2007   2,477   30.83 to 28.02       63,091  2.05 to 0.45    2.40        9.40 to 7.66
                                           2006   2,156   28.74 to 13.59       52,297  2.05 to 0.45    1.01        26.98 to 8.76
                                           2005   2,140   22.97 to 19.13       41,886  2.05 to 0.45    0.25        9.38 to 7.65
International Small Company Series I       2009   3,936   12.28 to 12.26       48,283  1.90 to 0.45    0.78      (1.76) to (1.95)
International Small Company Series II      2009   2,329   12.28 to 12.25       28,557  2.05 to 0.45    0.77      (1.76) to (1.97)
International Value Series I               2009   8,033   19.02 to 18.15      133,409  1.90 to 0.45    2.12       35.16 to 33.22
                                           2008   9,996   14.07 to 13.62      124,275  1.90 to 0.45    3.17     (42.92) to (43.75)
                                           2007  13,413   24.65 to 24.22      295,227  1.90 to 0.45    4.19        9.03 to 7.45
                                           2006  17,751   22.78 to 14.14      361,944  1.90 to 0.45    1.87       29.01 to 13.12
                                           2005  21,037   17.88 to 15.65      335,774  1.90 to 0.45    0.63        10.05 to 8.47
International Value Series II              2009   6,734   22.43 to 20.25      123,005  2.05 to 0.45    1.97       34.98 to 32.84
                                           2008   7,623   16.88 to 15.00      104,997  2.05 to 0.45    3.07     (43.07) to (43.98)
                                           2007   9,361   30.14 to 26.35      231,324  2.05 to 0.45    3.64        8.86 to 7.13
                                           2006   9,830   28.23 to 14.11      228,099  2.05 to 0.45    1.69       28.69 to 12.92
                                           2005  10,598   22.27 to 17.84      194,292  2.05 to 0.45    0.60        9.81 to 8.08
Investment Quality Bond Series I           2009   8,811   22.23 to 16.56      156,994  1.90 to 0.45    5.32       11.94 to 10.33
                                           2008   5,071   19.86 to 15.01      103,084  1.90 to 0.45    6.59      (2.12) to (3.53)
                                           2007   5,274   20.29 to 15.56      120,393  1.90 to 0.45    8.94        5.73 to 4.20
                                           2006   6,261   30.98 to 13.03      136,834  1.90 to 0.45    6.21        4.34 to 1.62
                                           2005   7,772   30.30 to 14.70      167,181  1.90 to 0.45    5.80        1.80 to 0.34
Investment Quality Bond Series II          2009   8,375   17.98 to 14.48      135,967  2.05 to 0.45    5.56        11.7 to 9.92
                                           2008   6,302   16.09 to 13.17       92,405  2.05 to 0.45    5.85      (2.26) to (3.82)
                                           2007   8,639   16.47 to 13.69      130,926  2.05 to 0.45    8.68        5.44 to 3.76
                                           2006   7,917   15.62 to 13.00      115,907  2.05 to 0.45    5.20        4.16 to 1.27
                                           2005   5,017   15.18 to 13.03       73,033  2.05 to 0.45    4.65       1.57 to (0.04)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Large Cap Value Series I                   2009   1,158  $18.56 to $16.85 $    20,019 1.90% to 0.45%   1.58%      10.14% to 8.56%
                                           2008   1,450   16.85 to 15.53       23,027  1.90 to 0.45    1.38     (36.20) to (37.12)
                                           2007   2,039   26.42 to 24.69       51,302  1.90 to 0.45    0.93        3.91 to 2.40
                                           2006   2,873   25.42 to 24.07       70,289  1.90 to 0.45    0.00        1.56 to 1.44
Large Cap Value Series II                  2009   1,134   18.45 to 16.58       19,357  2.05 to 0.45    1.42        9.86 to 8.12
                                           2008   1,229   16.79 to 15.34       19,316  2.05 to 0.45    1.24     (36.31) to (37.32)
                                           2007   1,608   26.36 to 24.47       40,131  2.05 to 0.45    0.61        3.71 to 2.06
                                           2006   2,246   25.42 to 23.98       54,673  2.05 to 0.45    0.30       15.24 to 13.41
                                           2005   3,950   22.06 to 21.14       84,616  2.05 to 0.45    0.00       14.75 to 12.93
Lifestyle Aggressive Series I              2009   6,570   14.29 to 13.77       95,283  1.90 to 0.45    1.03       35.02 to 33.08
                                           2008   7,208   10.58 to 10.35       78,078  1.90 to 0.45    1.64     (42.25) to (43.09)
                                           2007   9,206   18.33 to 18.19      175,525  1.90 to 0.45    9.29        8.06 to 6.50
                                           2006  12,038   18.82 to 13.07      214,082  1.90 to 0.45    7.68        14.94 to 4.58
                                           2005  11,604   16.53 to 12.90      181,451  1.90 to 0.45    1.89        10.14 to 8.56
Lifestyle Aggressive Series II             2009  12,202   17.67 to 16.54      178,414  2.05 to 0.45    0.85       34.85 to 32.71
                                           2008  12,730   13.32 to 12.27      140,031  2.05 to 0.45    1.49     (42.41) to (43.33)
                                           2007  14,689   23.50 to 21.30      285,280  2.05 to 0.45    9.17        7.92 to 6.20
                                           2006  16,596   22.21 to 12.99      309,161  2.05 to 0.45    7.66        14.67 to 3.93
                                           2005  16,739   19.66 to 16.33      277,178  2.05 to 0.45    1.85        9.98 to 8.24
Lifestyle Balanced Series I                2009  40,030   18.60 to 15.29      662,526  1.90 to 0.45    4.71       30.16 to 28.29
                                           2008  35,216   14.29 to 11.92      488,816  1.90 to 0.45    2.92     (31.61) to (32.60)
                                           2007  44,019   20.89 to 17.69      919,281  1.90 to 0.45    7.51        5.99 to 4.46
                                           2006  49,450   21.97 to 13.28      985,780  1.90 to 0.45    5.35        12.23 to 6.23
                                           2005  49,933   19.76 to 14.48      894,432  1.90 to 0.45    3.84        6.40 to 4.88
Lifestyle Balanced Series II               2009 611,485   16.63 to 11.30    9,123,269  2.05 to 0.35    4.44       30.02 to 27.83
                                           2008 536,639   13.01 to 8.69     6,354,575  2.05 to 0.35    3.27     (30.48) to (32.84)
                                           2007 485,069   20.05 to 19.37    8,669,581  2.05 to 0.45    7.41        5.78 to 4.10
                                           2006 381,237   18.96 to 0.00     6,683,427  2.05 to 0.45    4.88        12.00 to 5.60
                                           2005 257,276   16.92 to 15.98    4,150,374  2.05 to 0.45    3.23        6.33 to 4.64
Lifestyle Conservative Series I            2009  11,453   21.47 to 15.99      208,449  1.90 to 0.45    5.85       21.16 to 19.42
                                           2008   8,662   17.72 to 13.39      143,844  1.90 to 0.45    4.40     (15.95) to (17.16)
                                           2007   7,414   21.08 to 16.16      150,689  1.90 to 0.45    7.90        4.90 to 3.39
                                           2006   7,446   21.39 to 13.18      146,048  1.90 to 0.45    4.48        7.95 to 5.48
                                           2005   8,320   20.01 to 14.69      152,461  1.90 to 0.45    4.75        2.42 to 0.95
Lifestyle Conservative Series II           2009 133,572   15.23 to 12.60    2,071,302  2.05 to 0.35    5.98       21.01 to 18.98
                                           2008  89,201   12.80 to 10.41    1,171,315  2.05 to 0.35    5.44     (16.69) to (17.39)
                                           2007  40,759   17.39 to 15.49      653,822  2.05 to 0.45    7.84        4.70 to 3.03
                                           2006  29,039   16.61 to 13.11      454,533  2.05 to 0.45    4.40        7.64 to 4.85
                                           2005  24,907   15.43 to 14.19      368,418  2.05 to 0.45    4.40        2.35 to 0.73
Lifestyle Growth Series I                  2009  35,026   16.54 to 14.50      534,792  1.90 to 0.45    3.45       32.70 to 30.79
                                           2008  33,091   12.47 to 11.09      410,760  1.90 to 0.45    2.40     (36.89) to (37.80)
                                           2007  38,655   19.75 to 17.82      781,228  1.90 to 0.45    7.68        7.04 to 5.49
                                           2006  46,044   20.82 to 13.15      879,620  1.90 to 0.45    5.87        12.99 to 5.17
                                           2005  45,702   18.61 to 13.68      779,580  1.90 to 0.45    2.72        8.18 to 6.62
Lifestyle Growth Series II                 2009 783,017   17.07 to 10.78   11,149,868  2.05 to 0.35    3.24       32.48 to 30.25
                                           2008 739,885   13.11 to 8.14     8,170,434  2.05 to 0.35    2.53     (34.88) to (37.96)
                                           2007 667,867   20.56 to 21.12   12,027,024  2.05 to 0.45    7.35        6.77 to 5.07
                                           2006 501,635   20.18 to 13.07    8,845,509  2.05 to 0.45    5.15        12.77 to 4.55
                                           2005 277,283   19.16 to 16.14    4,520,493  2.05 to 0.45    2.26        8.02 to 6.31

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Lifestyle Moderate Series I                2009  13,923  $19.83 to $15.50 $   245,632 1.90% to 0.45%   4.95%     26.69% to 24.87%
                                           2008  12,359   15.65 to 12.41      188,774  1.90 to 0.45    3.72     (24.57) to (25.66)
                                           2007  14,006   20.75 to 16.70      290,199  1.90 to 0.45    7.68        4.82 to 3.30
                                           2006  15,205   21.79 to 13.22      303,646  1.90 to 0.45    4.56        9.92 to 5.73
                                           2005  15,526   20.01 to 14.61      283,418  1.90 to 0.45    4.06        3.69 to 2.20
Lifestyle Moderate Series II               2009 175,830   15.75 to 12.00    2,638,640  2.05 to 0.35    5.00       26.42 to 24.29
                                           2008 137,848   12.67 to 9.49     1,689,787  2.05 to 0.35    4.26     (24.06) to (25.90)
                                           2007 108,763   18.46 to 17.10    1,817,725  2.05 to 0.45    7.55        4.61 to 2.94
                                           2006  84,168   17.64 to 0.00     1,387,766  2.05 to 0.45    4.32        9.69 to 5.10
                                           2005  64,444   16.09 to 15.26      991,680  2.05 to 0.45    3.58        3.53 to 1.90
LMFC Core Equity Series I                  2009       0    6.24 to 6.18             0  1.55 to 0.80    2.55       -0.93 to -1.18
                                           2008      12    6.30 to 6.26            77  1.55 to 0.80   16.50     (49.60) to (49.93)
LMFC Core Equity Series II                 2009       0    6.63 to 6.12             0  2.05 to 0.45    1.63       -0.80 to -1.33
                                           2008   2,544    6.68 to 6.20        16,045  2.05 to 0.45   11.16     (54.79) to (55.52)
                                           2007   2,708   14.79 to 13.95       38,277  2.05 to 0.45    0.00      (6.48) to (7.98)
                                           2006   3,123   15.81 to 13.40       47,852  2.05 to 0.45    0.00        7.37 to 4.32
                                           2005   3,539   14.92 to 14.53       51,784  2.05 to 0.45    0.00        5.30 to 3.63
Marisco International Opportunities
Series II                                  2009   2,507   15.26 to 14.16       34,890  2.05 to 0.45    0.81       36.65 to 34.48
                                           2008   2,821   11.17 to 10.53       29,250  2.05 to 0.45    0.90     (50.88) to (51.67)
                                           2007   3,614   22.74 to 21.79       78,152  2.05 to 0.45    1.37       19.23 to 17.33
                                           2006   2,220   19.07 to 13.33       40,997  2.05 to 0.45    0.33        23.35 to 6.62
                                           2005     814   15.57 to 15.30       12,495  2.05 to 0.45    0.00       23.71 to 22.41
Mid Cap Index Series I                     2009   2,155   19.15 to 16.06       36,668  1.90 to 0.45    1.02       36.15 to 34.19
                                           2008   2,545   14.06 to 11.97       32,196  1.90 to 0.45    0.93     (36.70) to (37.62)
                                           2007   2,828   22.22 to 19.19       57,218  1.90 to 0.45    1.27        7.03 to 5.48
                                           2006   3,648   20.76 to 12.72       69,718  1.90 to 0.45    0.65        9.22 to 1.72
                                           2005   3,755   19.01 to 16.38       66,360  1.90 to 0.45    0.52        11.52 to 9.92
Mid Cap Index Series II                    2009   4,703   18.47 to 17.24       74,103  2.05 to 0.45    0.84       35.77 to 33.61
                                           2008   5,042   13.82 to 12.70       59,488  2.05 to 0.45    0.70     (36.81) to (37.82)
                                           2007   4,747   22.23 to 20.09       89,771  2.05 to 0.45    0.85        6.85 to 5.14
                                           2006   3,931   21.22 to 12.70       70,695  2.05 to 0.45    0.46       8.95 to (0.67)
                                           2005   3,338   19.77 to 16.37       55,886  2.05 to 0.45    0.34        11.29 to 9.53
Mid Cap Intersection Series I              2009       0    9.84 to 9.71             0  1.55 to 0.80    0.39       26.59 to 25.77
                                           2008       1    7.77 to 7.72             5  1.55 to 0.80    0.62     (37.81) to (38.23)
Mid Cap Intersection Series II             2009       0    8.46 to 8.13             0  2.05 to 0.45    0.52       26.92 to 25.17
                                           2008     379    6.67 to 6.49         2,482  2.05 to 0.45    0.00     (42.43) to (43.35)
                                           2007     183   11.59 to 11.46        2,103  2.05 to 0.45    0.00      (7.32) to (8.31)
Mid Cap Stock Series I                     2009  11,822   16.70 to 16.62      167,211  1.90 to 0.45    0.00       30.76 to 28.88
                                           2008  13,282   12.96 to 12.71      148,055  1.90 to 0.45    0.00     (44.02) to (44.83)
                                           2007  14,502   23.49 to 22.71      292,411  1.90 to 0.45    0.00       23.01 to 21.24
                                           2006  18,381   19.59 to 12.82      304,720  1.90 to 0.45    0.00        13.04 to 2.55
                                           2005  22,048   17.54 to 14.50      326,656  1.90 to 0.45    0.00       14.06 to 12.42

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Mid Cap Stock Series II                    2009   6,241  $19.57 to $19.35 $   107,670 2.05% to 0.45%   0.00%     30.46% to 28.39%
                                           2008   6,954   15.07 to 15.00       93,272  2.05 to 0.45    0.00     (44.12) to (45.01)
                                           2007   7,457   27.41 to 26.84      182,162  2.05 to 0.45    0.00       22.80 to 20.84
                                           2006   7,959   22.77 to 12.80      161,929  2.05 to 0.45    0.00        12.80 to 2.40
                                           2005   8,673   20.49 to 17.62      159,035  2.05 to 0.45    0.00       13.91 to 12.11
Mid Cap Value Series I                     2009       0   13.95 to 12.47            0  1.90 to 0.45    1.39        5.68 to 5.17
                                           2008   5,627   13.20 to 11.86       66,824  1.90 to 0.45    1.70     (39.31) to (40.19)
                                           2007   7,236   21.75 to 19.83      146,671  1.90 to 0.45    1.08       0.24 to (1.21)
                                           2006   9,675   21.70 to 20.07      197,760  1.90 to 0.45    0.72       11.77 to 10.16
                                           2005  12,360   19.41 to 18.22      228,346  1.90 to 0.45    0.45        7.52 to 5.98
Mid Cap Value Series II                    2009       0   13.56 to 12.88            0  2.05 to 0.45    1.29        5.63 to 5.07
                                           2008   6,017   12.91 to 12.19       68,824  2.05 to 0.45    1.50     (39.44) to (40.41)
                                           2007   7,511   21.66 to 20.14      143,553  2.05 to 0.45    0.74       0.05 to (1.55)
                                           2006   9,922   22.08 to 18.82      191,977  2.05 to 0.45    0.53        11.53 to 9.76
                                           2005  12,516   20.09 to 17.12      219,693  2.05 to 0.45    0.26        7.28 to 5.58
ML Global Allocation                       2009  69.918   25.40 to 14.84        1,080  1.90 to 1.40    1.78       19.37 to 18.77
                                           2008      80   21.39 to 12.43        1,038  1.90 to 1.40    1.95     (20.69) to (21.09)
                                           2007      91   27.10 to 15.67        1,520  1.90 to 1.40    2.46       15.19 to 14.61
                                           2006     124   23.90 to 13.61        1,771  1.90 to 1.40    2.42       14.74 to 14.17
                                           2005     139   20.89 to 11.86        1,742  1.90 to 0.45    2.29        8.83 to 8.28
Money Market Series I                      2009  15,261   16.36 to 12.61      240,290  1.90 to 0.45    0.22      (0.25) to (1.69)
                                           2008  22,608   16.40 to 12.83      365,001  1.90 to 0.45    1.73       1.31 to (0.16)
                                           2007  19,225   16.19 to 12.85      312,447  1.90 to 0.45    4.46        4.09 to 2.58
                                           2006  19,705   19.67 to 12.53      311,440  1.90 to 0.45    4.36        3.97 to 2.18
                                           2005  19,375   19.08 to 12.22      298,159  1.90 to 0.45    2.59        2.20 to 0.74
Money Market Series II                     2009  88,917   12.53 to 12.45    1,133,525  2.05 to 0.35    0.08      (0.27) to (1.95)
                                           2008 107,097   12.70 to 12.56    1,383,024  2.05 to 0.35    1.38       0.52 to (0.51)
                                           2007  33,634   13.80 to 12.76      434,277  2.05 to 0.45    4.23        3.88 to 2.22
                                           2006  24,354   13.28 to 12.42      305,880  2.05 to 0.45    4.20        3.77 to 2.04
                                           2005  17,145   12.80 to 12.14      209,983  2.05 to 0.45    2.46        2.00 to 0.38
Money Market Trust B Series NAV            2009   2,575   12.74 to 12.52       32,692  2.05 to 1.40    0.49      (0.92) to (1.56)
                                           2008   2,982   12.86 to 12.72       38,239  2.05 to 1.40    2.10        0.69 to 0.04
                                           2007   3,382   12.77 to 12.71       43,140  2.05 to 1.40    3.06        2.14 to 1.70
Mutual Shares Series I                     2009  11,608   10.59 to 10.44      122,736  1.55 to 0.80    2.01       26.32 to 25.38
                                           2008   2,191    8.38 to 8.33        18,360  1.55 to 0.80    2.97     (32.93) to (33.37)
Natural Resources Series II                2009   4,957   41.67 to 37.46      173,158  2.05 to 0.45    0.68       58.18 to 55.67
                                           2008   4,520   26.34 to 24.06      103,282  2.05 to 0.45    0.28     (51.93) to (52.70)
                                           2007   5,633   54.80 to 50.87      279,654  2.05 to 0.45    0.82       39.80 to 37.57
                                           2006   5,989   39.20 to 12.33      222,307  2.05 to 0.45    0.40       21.49 to (1.39)
                                           2005   6,124   32.27 to 30.93      191,797  2.05 to 0.45    0.00       45.76 to 43.46
Optimized All Cap Series II                2009   4,142   16.21 to 14.57       62,407  2.05 to 0.45    1.17       27.45 to 25.42
                                           2008   4,771   12.72 to 11.62       57,017  2.05 to 0.45    0.62     (43.50) to (44.40)
                                           2007   5,614   22.52 to 20.90      120,043  2.05 to 0.45    0.87        3.10 to 1.46
                                           2006     157   21.84 to 20.60        3,294  2.05 to 0.45    0.78       14.39 to 12.58
                                           2005     162   19.09 to 18.30        3,011  2.05 to 0.45    0.77        7.88 to 6.17

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Optimized Value Series II                  2009     969  $13.00 to $11.87 $    11,846 2.05% to 0.45%   1.88%     23.95% to 21.98%
                                           2008   1,107   10.49 to 9.74        11,037  2.05 to 0.45    2.09     (41.63) to (42.56)
                                           2007   1,358   17.97 to 16.95       23,442  2.05 to 0.45    1.02      (5.82) to (7.32)
                                           2006     278   19.08 to 18.29        5,139  2.05 to 0.45    1.46       20.51 to 18.60
                                           2005     193   15.83 to 15.42        3,000  2.05 to 0.45    0.00        8.33 to 6.61
Pacific Rim Series I                       2009   1,717   18.59 to 17.66       20,228  1.90 to 0.45    1.05       31.73 to 29.83
                                           2008   2,021   14.11 to 13.60       18,180  1.90 to 0.45    1.42     (40.28) to (41.15)
                                           2007   2,850   23.63 to 23.12       43,926  1.90 to 0.45    1.79        8.65 to 7.08
                                           2006   3,952   21.82 to 12.26       55,902  1.90 to 0.45    0.94       10.55 to (1.94)
                                           2005   4,878   19.99 to 12.17       63,116  1.90 to 0.45    0.86       25.19 to 23.39
Pacific Rim Series II                      2009   1,249   22.56 to 19.01       21,147  2.05 to 0.45    0.86       31.35 to 29.27
                                           2008   1,096   17.45 to 14.48       14,433  2.05 to 0.45    1.14     (40.36) to (41.31)
                                           2007   1,748   29.74 to 24.27       39,753  2.05 to 0.45    1.49        8.35 to 6.62
                                           2006   1,839   27.99 to 12.26       39,724  2.05 to 0.45    0.74       10.42 to (1.95)
                                           2005   2,335   25.73 to 19.24       46,964  2.05 to 0.45    0.68       24.86 to 22.89
PIM Classic Value Series II                2009       0    7.82 to 7.22             0  2.05 to 0.45    1.12      (4.13) to (4.64)
                                           2008   1,238    8.15 to 7.57         9,431  2.05 to 0.45    1.54     (45.92) to (46.79)
                                           2007   1,439   15.08 to 14.22       20,614  2.05 to 0.45    1.20     (13.20) to (14.58)
                                           2006   2,037   17.37 to 13.72       34,189  2.05 to 0.45    1.10        15.32 to 9.74
                                           2005   1,023   15.07 to 14.67       15,129  2.05 to 0.45    0.46        8.73 to 7.01
PIMCO All Asset                            2009   1,526   16.57 to 15.14       23,774  2.05 to 0.45    6.80       20.77 to 18.85
                                           2008   1,542   13.72 to 12.74       20,097  2.05 to 0.45    5.31     (16.55) to (17.88)
                                           2007   1,761   16.44 to 15.51       27,809  2.05 to 0.45    6.56        7.51 to 5.80
                                           2006   2,705   15.30 to 14.66       40,167  2.05 to 0.45    4.68        3.89 to 2.25
                                           2005   3,798   14.72 to 14.34       54,870  2.05 to 0.45    4.50        5.47 to 3.80
Real Estate Securities Series I            2009   2,091   22.75 to 20.62       48,549  1.90 to 0.45    3.38       29.59 to 27.72
                                           2008   2,584   17.55 to 16.15       46,813  1.90 to 0.45    3.13     (39.70) to (40.57)
                                           2007   3,404   29.11 to 27.17      103,497  1.90 to 0.45    2.61     (15.99) to (17.21)
                                           2006   5,075   38.25 to 15.69      185,688  1.90 to 0.45    1.79       37.49 to 25.49
                                           2005   5,752   28.08 to 24.21      154,631  1.90 to 0.45    2.04        11.35 to 9.75
Real Estate Securities Series II           2009   3,297   21.53 to 18.61       62,000  2.05 to 0.45    3.26       29.46 to 27.40
                                           2008   3,569   16.63 to 14.60       53,641  2.05 to 0.45    2.88     (39.85) to (40.81)
                                           2007   4,179   27.65 to 24.67      106,983  2.05 to 0.45    2.10     (16.15) to (17.49)
                                           2006   4,890   33.50 to 15.66      153,620  2.05 to 0.45    1.58       37.20 to 25.32
                                           2005   5,075   24.71 to 22.15      119,047  2.05 to 0.45    1.56        11.15 to 9.40


         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Real Return Bond Series II                 2009   5,613  $16.42 to $14.76 $    85,502 2.05% to 0.45%      9%     18.69% to 16.81%
                                           2008   5,990   13.84 to 12.64       77,729  2.05 to 0.45    0.55     (11.94) to (13.34)
                                           2007   5,983   15.71 to 14.58       89,176  2.05 to 0.45    6.36        10.59 to 8.83
                                           2006   7,163   14.21 to 13.40       97,633  2.05 to 0.45    2.44      (0.26) to (1.83)
                                           2005   9,320   14.25 to 13.65      128,756  2.05 to 0.45    0.13       0.76 to (0.83)
Science & Technology Series I              2009   9,847   11.97 to 9.36       108,495  1.90 to 0.45    0.00       63.75 to 61.39
                                           2008  11,304    7.31 to 5.80        77,390  1.90 to 0.45    0.00     (44.70) to (45.50)
                                           2007  14,544   13.22 to 10.64      183,287  1.90 to 0.45    0.00       19.03 to 17.30
                                           2006  19,135   12.90 to 4.53       208,202  1.90 to 0.45    0.00        5.05 to 1.31
                                           2005  24,225   12.40 to 4.37       253,761  1.90 to 0.45    0.00        1.62 to 0.17
Science & Technology Series II             2009   3,709   16.79 to 16.04       51,365  2.05 to 0.45    0.00       63.40 to 60.81
                                           2008   3,149   10.44 to 9.81        27,165  2.05 to 0.45    0.00     (44.79) to (45.67)
                                           2007   4,023   19.21 to 17.77       63,303  2.05 to 0.45    0.00       18.73 to 16.84
                                           2006   4,062   16.51 to 11.23       54,950  2.05 to 0.45    0.00        4.90 to 1.16
                                           2005   4,293   15.97 to 10.83       55,872  2.05 to 0.45    0.00       1.37 to (0.24)
Scudder Fixed Income                       2009       0   11.92 to 11.07            0  2.05 to 1.40    8.02        6.55 to 5.95
                                           2008   2,614   11.19 to 10.45       28,914  2.05 to 1.40    6.93     (20.83) to (21.34)
                                           2007   3,489   14.13 to 13.28       48,823  2.05 to 1.40    4.22        2.30 to 1.63
                                           2006   4,405   13.82 to 13.07       60,299  2.05 to 1.40    3.32        2.45 to 1.79
                                           2005   4,911   13.48 to 12.84       65,750  2.05 to 1.40    3.04       0.44 to (0.21)
Small Cap Index Series I                   2009   1,130   14.38 to 12.50       15,815  1.90 to 0.45    0.80       26.08 to 24.26
                                           2008   1,375   12.16 to 11.57       15,410  1.90 to 0.45    1.23     (34.01) to (34.96)
                                           2007   1,722   17.80 to 12.50       29,608  1.90 to 0.45    1.63      (2.61) to (4.02)
                                           2006   2,274   18.92 to 17.47       40,548  1.90 to 0.45    0.52       17.08 to 15.40
                                           2005   2,798   16.21 to 12.50       43,031  1.90 to 0.45    0.55        3.43 to 1.94
Small Cap Index Series II                  2009   4,053   17.19 to 15.67       58,966  2.05 to 0.45    0.61       25.78 to 23.78
                                           2008   4,455   13.88 to 12.46       52,121  2.05 to 0.45    1.03     (34.13) to (35.18)
                                           2007   5,338   21.42 to 18.91       95,874  2.05 to 0.45    0.90      (2.79) to (4.34)
                                           2006   2,385   22.48 to 18.19       44,538  2.05 to 0.45    0.34       16.82 to 14.97
                                           2005   2,869   19.53 to 15.80       46,392  2.05 to 0.45    0.35        3.24 to 1.60
Small Cap Opportunities Series I           2009   1,686   18.12 to 16.45       28,464  1.90 to 0.45    0.00       33.26 to 31.34
                                           2008   2,041   13.60 to 12.53       26,145  1.90 to 0.45    2.31     (42.39) to (43.23)
                                           2007   2,602   23.61 to 22.06       58,486  1.90 to 0.45    1.89      (8.08) to (9.41)
                                           2006   3,561   25.68 to 24.35       88,037  1.90 to 0.45    0.73        9.96 to 8.38
                                           2005   4,571   23.35 to 22.47      103,817  1.90 to 0.45    0.00       17.10 to 15.97
Small Cap Opportunities Series II          2009   1,672   17.95 to 16.14       26,864  2.05 to 0.45    0.00       33.00 to 30.89
                                           2008   1,805   13.50 to 12.33       22,321  2.05 to 0.45    2.10     (42.51) to (43.43)
                                           2007   2,158   23.48 to 21.79       47,273  2.05 to 0.45    1.53      (8.22) to (9.69)
                                           2006   2,749   25.58 to 12.24       66,874  2.05 to 0.45    0.55       9.70 to (2.06)
                                           2005   3,283   23.32 to 22.35       74,178  2.05 to 0.45    0.00        7.13 to 5.43

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Small Cap Value Focus                      2009     167  $51.13 to $13.39 $     4,610 1.90% to 1.40%   0.49%     26.46% to 25.83%
                                           2008     225   40.43 to 10.64        4,838  1.90 to 1.40    0.49     (41.03) to (41.33)
                                           2007     299   68.56 to 18.13       11,280  1.90 to 1.40    0.12      (2.42) to (2.91)
                                           2006     362   70.26 to 18.68       14,990  1.90 to 1.40    0.11       11.11 to 10.56
                                           2005     439   63.24 to 16.89       16,487  1.90 to 1.40    0.82        8.71 to 8.17
Small Company Value Series I               2009   3,877   22.46 to 19.37       80,022  1.90 to 0.45    0.37       27.11 to 25.28
                                           2008   4,835   17.67 to 15.46       79,388  1.90 to 0.45    0.68     (27.38) to (28.43)
                                           2007   6,599   24.33 to 21.61      150,842  1.90 to 0.45    0.15      (1.64) to (3.07)
                                           2006   9,133   24.91 to 12.53      214,490  1.90 to 0.45    0.07        14.90 to 0.21
                                           2005  11,133   21.97 to 19.68      229,830  1.90 to 0.45    0.28        6.55 to 5.03
Small Company Value Series II              2009   4,564   18.98 to 18.73       78,532  2.05 to 0.45    0.23       26.90 to 24.89
                                           2008   5,166   15.20 to 14.76       71,273  2.05 to 0.45    0.47     (27.54) to (28.70)
                                           2007   6,481   21.32 to 20.37      125,798  2.05 to 0.45    0.00      (1.85) to (3.42)
                                           2006   8,527   22.15 to 12.51      172,275  2.05 to 0.45    0.00        14.69 to 0.07
                                           2005   9,975   19.61 to 17.17      178,396  2.05 to 0.45    0.07        6.30 to 4.62
Smaller Company Growth Series I            2009   2,847   13.14 to 13.12       37,391  1.90 to 0.45    0.00        5.16 to 4.96
Smaller Company Growth Series II           2009   1,649   13.14 to 13.11       21,623  2.05 to 0.45    0.00        5.09 to 4.87
Strategic Bond Series I                    2009   3,627   20.22 to 16.22       73,892  1.90 to 0.45    8.12       22.86 to 21.09
                                           2008   3,957   16.46 to 13.40       66,522  1.90 to 0.45    6.35     (16.46) to (17.66)
                                           2007   5,699   19.70 to 16.27      115,931  1.90 to 0.45    9.20      (0.61) to (2.04)
                                           2006   6,540   21.83 to 13.31      135,033  1.90 to 0.45    6.82        6.60 to 5.05
                                           2005   7,848   20.68 to 15.81      153,903  1.90 to 0.45    2.90        2.44 to 0.77
Strategic Bond Series II                   2009   4,336   17.20 to 13.70       67,515  2.05 to 0.45    8.09       22.57 to 20.63
                                           2008   3,983   14.03 to 11.36       51,326  2.05 to 0.45    6.51     (16.67) to (18.00)
                                           2007   5,439   16.84 to 13.85       85,480  2.05 to 0.45    8.82      (0.71) to (2.29)
                                           2006   6,041   16.96 to 13.29       97,092  2.05 to 0.45    6.78        6.42 to 4.70
                                           2005   6,546   16.53 to 13.54      100,163  2.05 to 0.45    2.00        1.98 to 0.37
Strategic Income Series II                 2009     768   17.11 to 15.63       12,305  2.05 to 0.45    6.37       25.87 to 23.87
                                           2008     711   13.59 to 12.62        9,164  2.05 to 0.45    9.38      (9.18) to (10.62)
                                           2007   1,038   14.97 to 14.11       14,897  2.05 to 0.45    1.82        5.06 to 3.38
                                           2006   1,264   14.25 to 13.65       17,467  2.05 to 0.45    2.95        3.40 to 1.77
                                           2005   1,096   13.78 to 13.42       14,810  2.05 to 0.45    4.44       1.54 to (0.07)
T Rowe Price Mid Value Series I            2009   5,578   15.84 to 14.80       84,585  1.90 to 0.45    0.45       35.03 to 33.73
T Rowe Price Mid Value Series II           2009   6,142   15.82 to 14.68       92,029  2.05 to 0.45    0.35       45.36 to 43.05
                                           2008     700   10.89 to 10.26        7,325  2.05 to 0.45    0.92     (35.17) to (36.21)
                                           2007     890   16.79 to 16.09       14,516  2.05 to 0.45    1.68      (0.15) to (1.74)
                                           2006     938   16.82 to 16.38       15,484  2.05 to 0.45    0.06       19.51 to 17.62
                                           2005     334   14.07 to 13.92        4,662  2.05 to 0.45    0.00       12.56 to 11.37
Total Bond Market Trust A Series II        2009      64   13.63 to 12.35          869  2.05 to 1.20    2.31       2.10 to (1.19)
                                           2008      67   13.49 to 13.35          906  2.05 to 1.40    2.29        4.05 to 3.37
                                           2007      35   12.97 to 12.91          459  2.05 to 1.40    2.75        3.74 to 3.29
Total Bond Market Trust A - Series NAV     2009   2,361   12.99 to 12.93       30,655  1.55 to 0.80    5.95        3.94 to 3.43
Total Return Series I                      2009  12,463   23.01 to 17.81      250,132  1.90 to 0.45    3.98       13.08 to 11.46
                                           2008  13,162   20.35 to 15.98      237,527  1.90 to 0.45    4.71        2.30 to 0.83
                                           2007  14,285   19.89 to 15.85      254,967  1.90 to 0.45    7.40        8.00 to 6.44
                                           2006  17,147   18.42 to 12.93      286,638  1.90 to 0.45    3.54        3.58 to 1.65
                                           2005  20,828   17.86 to 14.65      340,882  1.90 to 0.45    2.43        2.02 to 0.55
Total Return Series II                     2009  17,776   19.02 to 15.43      306,156  2.05 to 0.45    3.94       12.85 to 11.06
                                           2008  15,080   16.85 to 13.90      233,587  2.05 to 0.45    4.73        2.14 to 0.51
                                           2007  13,300   16.50 to 13.83      204,912  2.05 to 0.45    7.15        7.79 to 6.07
                                           2006  14,890   15.31 to 12.91      215,790  2.05 to 0.45    3.36        3.44 to 1.33
                                           2005  17,548   14.87 to 12.86      249,888  2.05 to 0.45    2.02        1.79 to 0.18


         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Total Stock Market Index Series I          2009   1,289  $12.11 to $11.36 $    13,420 1.90% to 0.45%   1.60%     28.29% to 26.44%
                                           2008   1,405    9.57 to 8.85        11,555  1.90 to 0.45    1.46     (37.48) to (38.39)
                                           2007   1,875   15.54 to 14.16       24,997  1.90 to 0.45    2.16        4.70 to 3.19
                                           2006   2,366   15.22 to 12.49       30,453  1.90 to 0.45    1.00       14.78 to 13.13
                                           2005   2,761   13.43 to 11.01       31,292  1.90 to 0.45    1.15        5.22 to 3.71
Total Stock Market Index Series II         2009   3,056   15.37 to 14.88       41,686  2.05 to 0.45    1.40       27.95 to 25.92
                                           2008   3,348   12.21 to 11.63       36,104  2.05 to 0.45    1.29     (37.57) to (38.57)
                                           2007   4,118   19.87 to 18.63       71,822  2.05 to 0.45    1.16        4.51 to 2.84
                                           2006   1,796   19.39 to 16.20       30,203  2.05 to 0.45    0.86       14.58 to 12.76
                                           2005   2,109   17.18 to 14.30       31,196  2.05 to 0.45    0.89        4.94 to 3.28
U.S. Government Securities Series I        2009   4,726   19.45 to 14.39       95,868  1.90 to 0.45    2.93        7.90 to 6.35
                                           2008   5,539   18.02 to 13.53      105,228  1.90 to 0.45    3.70      (1.85) to (3.27)
                                           2007   6,153   18.36 to 13.99      120,828  1.90 to 0.45    8.16        2.68 to 1.20
                                           2006   7,000   23.58 to 12.99      136,847  1.90 to 0.45    5.14        4.09 to 2.43
                                           2005   9,009   22.91 to 13.49      170,764  1.90 to 0.45    1.87       1.12 to (0.33)
U.S. Government Securities Series II       2009   6,154   15.46 to 13.02       86,991  2.05 to 0.45    2.89        7.74 to 6.03
                                           2008   6,098   14.35 to 12.28       81,097  2.05 to 0.45    3.94      (2.08) to (3.64)
                                           2007   5,108   14.66 to 12.75       70,264  2.05 to 0.45    7.87        2.46 to 0.83
                                           2006   5,486   14.31 to 12.64       74,548  2.05 to 0.45    5.01        4.01 to 2.08
                                           2005   6,759   14.23 to 12.39       89,588  2.05 to 0.45    1.44       1.00 to (0.60)
U.S. High Yield Series II                  2009     408   16.54 to 15.35        6,401  2.05 to 0.45   0.098       45.72 to 43.41
                                           2008     189   11.35 to 10.70        2,055  2.05 to 0.45    6.50     (21.41) to (22.66)
                                           2007     152   14.44 to 13.84        2,124  2.05 to 0.45   10.08        2.22 to 0.59
                                           2006     183   14.12 to 13.75        2,539  2.05 to 0.45    3.30        8.97 to 7.25
                                           2005      99   13.05 to 12.82        1,271  2.05 to 0.45    0.00        3.69 to 2.60
U.S. Large Cap Value Series I              2009       0    9.13 to 8.33             0  1.90 to 0.45    0.64      (0.87) to (1.35)
                                           2008  10,546    9.21 to 8.45        93,284  1.90 to 0.45    2.16     (39.16) to (40.04)
                                           2007  13,858   15.14 to 14.09      203,733  1.90 to 0.45    1.06      (0.79) to (2.23)
                                           2006  18,403   15.26 to 12.93      275,659  1.90 to 0.45    0.59        10.16 to 3.44
                                           2005  23,451   15.27 to 12.69      321,910  1.90 to 0.45    0.44        5.34 to 3.83
U.S. Large Cap Value Series II             2009       0   10.52 to 10.16            0  2.05 to 0.45    0.62      (0.96) to (1.49)
                                           2008   4,425   10.68 to 10.26       41,217  2.05 to 0.45    2.07     (39.28) to (40.24)
                                           2007   5,042   17.87 to 16.89       78,592  2.05 to 0.45    0.73      (0.97) to (2.55)
                                           2006   6,320   18.40 to 12.91      101,074  2.05 to 0.45    0.41        9.86 to 3.26
                                           2005   7,796   17.00 to 14.14      114,793  2.05 to 0.45    0.12        5.25 to 3.59
UBS Large Cap Series I                     2009  10,814   12.48 to 11.67      129,172  1.90 to 0.45    1.92       30.26 to 28.38
                                           2008  12,717    9.58 to 9.09       117,779  1.90 to 0.45    1.31     (39.79) to (40.66)
                                           2007  15,761   15.92 to 15.32      244,826  1.90 to 0.45    0.52      (5.24) to (6.17)
UBS Large Cap Series II                    2009     790   12.41 to 11.52        9,291  2.05 to 0.45    1.72       29.96 to 27.90
                                           2008     932    9.55 to 9.01         8,533  2.05 to 0.45    1.09     (39.95) to (40.90)
                                           2007   1,178   15.90 to 15.24       18,167  2.05 to 0.45    0.59       0.81 to (0.79)
                                           2006     112   15.78 to 15.36        1,733  2.05 to 0.45    0.21       13.64 to 11.84
                                           2005      61   13.98 to 13.74          835  2.05 to 0.45    0.00        11.05 to 9.88
Utilities Series I                         2009   1,410   19.40 to 19.15       24,792  1.90 to 0.45    4.66       33.17 to 31.25
                                           2008   1,675   14.78 to 14.38       22,339  1.90 to 0.45    2.42     (38.92) to (39.81)
                                           2007   2,640   24.56 to 23.54       58,247  1.90 to 0.45    1.91       26.83 to 24.99
                                           2006   3,127   19.86 to 17.19       54,992  1.90 to 0.45    2.27       30.42 to 28.55
                                           2005   3,528   15.42 to 13.36       48,052  1.90 to 0.45    0.44       16.30 to 14.63
Utilities Series II                        2009   1,087   29.17 to 27.19       28,487  2.05 to 0.45    4.54       32.87 to 30.76
                                           2008   1,290   21.95 to 20.79       25,714  2.05 to 0.45    2.18     (39.01) to (39.98)
                                           2007   1,984   35.99 to 34.64       65,472  2.05 to 0.45    1.64       26.53 to 24.51
                                           2006   2,219   28.45 to 24.79       58,597  2.05 to 0.45    2.10       30.18 to 28.12
                                           2005   2,375   21.85 to 19.27       48,680  2.05 to 0.45    0.29       16.04 to 14.20

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Value Series I                             2009   5,781  $20.14 to $15.58 $    99,043 1.90% to 0.45%   1.36%     40.55% to 38.52%
                                           2008   4,528   14.33 to 11.25       67,974  1.90 to 0.45    1.00     (41.14) to (41.99)
                                           2007   5,824   24.34 to 19.39      154,363  1.90 to 0.45    1.33        7.73 to 6.17
                                           2006   7,252   27.46 to 13.65      180,671  1.90 to 0.45    0.38        20.50 to 9.20
                                           2005   8,521   23.01 to 15.37      177,720  1.90 to 0.45    0.62       12.05 to 10.45
Value Series II                            2009   1,798   20.25 to 18.02       28,922  2.05 to 0.45    1.12       40.16 to 37.94
                                           2008   2,060   14.68 to 12.86       24,021  2.05 to 0.45    0.79     (41.22) to (42.16)
                                           2007   2,511   25.39 to 21.87       50,705  2.05 to 0.45    1.00        7.52 to 5.80
                                           2006   2,811   24.08 to 13.63       54,277  2.05 to 0.45    0.20        20.26 to 9.04
                                           2005   2,596   20.33 to 16.05       42,338  2.05 to 0.45    0.42       11.85 to 10.08
Wellington Small Cap Growth Series I       2009       8   11.07 to 10.91           86  1.55 to 0.80    0.00       33.51 to 32.51
                                           2008       2    8.29 to 8.23            17  1.55 to 0.80    0.00     (33.69) to (34.13)
Wellington Small Cap Growth Series II      2009   2,052   16.31 to 15.13       30,671  2.05 to 0.45    0.00       33.82 to 31.70
                                           2008   2,215   12.18 to 11.49       25,137  2.05 to 0.45    0.00     (40.07) to (41.03)
                                           2007   1,950   20.33 to 19.48       37,591  2.05 to 0.45    0.00       13.26 to 11.45
                                           2006   1,718   17.95 to 12.40       29,891  2.05 to 0.45    0.00       12.71 to (0.81)
                                           2005   1,169   16.04 to 15.76       18,480  2.05 to 0.45    0.00       27.41 to 26.07
Wellington Small Cap Value Series I        2009      19   12.48 to 12.30          241  1.55 to 0.80    0.95       27.63 to 26.67
                                           2008       1    9.78 to 9.71             8  1.55 to 0.80    4.41     (21.77) to (22.29)
Wellington Small Cap Value Series II       2009   2,611   15.38 to 14.27       37,414  2.05 to 0.45    0.40       27.81 to 25.78
                                           2008   3,964   12.03 to 11.35       45,279  2.05 to 0.45    1.00     (26.60) to (27.77)
                                           2007   4,136   16.39 to 15.71       65,291  2.05 to 0.45    0.56      (3.57) to (5.11)
                                           2006   4,012   17.00 to 13.58       66,826  2.05 to 0.45    0.00        18.50 to 8.65
                                           2005   2,337   14.45 to 14.20       33,286  2.05 to 0.45    0.00       14.78 to 13.57
Wells Capital Core Bond Series II          2009     792   15.33 to 14.23       11,527  2.05 to 0.45    2.12        9.12 to 7.38
                                           2008     628   14.05 to 13.25        8,460  2.05 to 0.45    7.75        2.68 to 1.05
                                           2007     273   13.68 to 13.11        3,624  2.05 to 0.45    7.22        5.58 to 3.90
                                           2006     117   12.96 to 12.62        1,494  2.05 to 0.45    2.11        3.15 to 1.52
                                           2005      56   12.65 to 12.43          699  2.05 to 0.45    0.00       0.50 to (0.56)


* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2009

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8. SUBSEQUENT EVENTS

In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC855") formerly known as FAS 165, "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Account's financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE                       OLD NAME                                       NEW NAME
--------------       ----------------------------------------   -----------------------------------------------
October 1, 1997      NASL Variable Account                      The Manufacturers Life Insurance Company
                                                                of North America Separate Account A
October 1, 1997      North American Security Life Insurance     The Manufacturers Life Insurance Company
                     Company                                    of North America
November 1, 1997     NAWL Holding Co., Inc.                     Manulife-Wood Logan Holding Co., Inc.
September 24, 1999   Wood Logan Associates, Inc.                Manulife Wood Logan, Inc
January 1, 2005      The Manufacturers Life Insurance Company   John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.) Separate Account A                Separate Account A
January 1, 2005      The Manufacturers Life Insurance Company   John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.)
January 1, 2005      Manulife Financial Securities LLC          John Hancock Distributors LLC
January 1, 2005      Manufacturers Securities Services LLC      John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes become effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets, including the assets of Separate Account A and (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                    * * * * *

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements


          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]



          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]


     (b)  Exhibits

          (1) (i) Form of Resolution of the Board of Directors of North American Security Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit
                    (1)(i) to pre-effective amendment no. 1 to this registration statement filed January 2, 2002 (the "Pre-effective Amendment").

          (2) Agreements for custody of securities and similar investments - NOT APPLICABLE.

          (3) (i) Underwriting Agreement dated August 10, 1995-- Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

               (ii) Distribution and Servicing Agreement dated February 17,
                    2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

               (iii) General Agent and Broker Dealer Selling Agreement,
                    incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

          (4) (i) Specimen Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating - Previously filed as Exhibit (b)(4) (i) to the initial registration statement on Form N-4 (file no. 333-59168) filed April 18, 2001.

               (ii) Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(B) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (iii) Form of Specimen Income Plus for Life - Joint Life Rider,
                    incorporated by reference to Exhibit 24. (b)4(i)(C) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (iv) Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(D) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (v) Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to
                    Exhibit 24. (b)4(i)(E) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (vi) Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(i)(F) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (vii) Form of Specimen Annual Step Death Benefit Rider,
                    incorporated by reference to Exhibit 24. (b)4(i)(G) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (viii) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR001NQ.08), incorporated by reference to
                    Exhibit 24.(b)(4)(iv) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

               (ix) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR001Q.08), incorporated by reference to
                    Exhibit 24.(b)(4)(v) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

               (x) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to
                    Exhibit 24.(b)(4)(vi) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

               (xi) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR002Q.08), incorporated by reference to
                    Exhibit 24.(b)(4)(vii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

          (5) (i) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating - Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.

               (ii) Form of Specimen Application for Flexible Purchase Payment
                    Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

               (iii) Form of Specimen Flexible Payment Deferred Variable Annuity
                    Application for Venture III (APPVENIII0507), incorporated by reference to Exhibit 24(b)(5)(iii) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-70850, filed on June 13, 2008.

          (6) (i) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (ii) Certificate of Amendment of Certificate of Incorporation of
                    the Company, Name Change July 1984 -- Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

               (iii) Certificate of Amendment to Certificate of Incorporation of
                    the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.

               (iv) By-laws of The Manufacturers Life Insurance Company (U.S.A.)
                    - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (v) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit
                    (b)(6)(v) to Form N-4, file no. 333-70728, filed May 1,
                    2007.

          (7) (i) Form of Variable Annuity Reinsurance Agreement Contract with Connecticut General Life Insurance Company, effective July 1, 1997--Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.

               (ii) Form of Automatic Reinsurance Agreement with Swiss Re Life &
                    Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.


               (iii) Amended and Restated Reinsurance Agreement between John
                    Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]


               (iv) Form of Coinsurance Agreement with Peoples Security Life
                    Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

               (v) Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000. - Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment.

                    i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incoporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the "Post-Effective Amendment No. 1").

                    ii Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.

                    iii Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.

               (vi) Form of Automatic Reinsurance Agreement (Agreement 2000-21)
                    with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7)
                    (vi) to Post Effective Amendment No. 1.

               (vii) Form of Automatic Reinsurance Agreement (Agreement 2001-41)
                    with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.

               (viii) Automatic Reinsurance Agreement No. 2001-47 between John
                    Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA

                    Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(i) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



               (ix) Automatic Reinsurance Agreement No. 2001-48 between John
                    Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]


          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:


               (i)(A) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]



               (B) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]



               (ii)(A) Merger Agreement with The Manufacturers Life Insurance
                    Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to
                    Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.


               (iii)(A) Participation Agreement among John Hancock Life
                    Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

               (B) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

               (C) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

               (D) Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

               (E) Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-

                    Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.

               (F) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (G) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.

          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to
               Exhibit 24(b)(9) to the Pre-Effective Amendment.


          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]


          (11) All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

          (13) Schedules of computation,-- Incorporated by reference to Exhibit
               (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

          (14) Financial Data Schedule - NOT APPLICABLE.


          (15) Powers of Attorney. [FILED HEREWITH]


Item 25. Directors and Officers of the Depositor.


OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                         EFFECTIVE AS OF APRIL 30, 2010



NAME AND PRINCIPAL
BUSINESS ADDRESS                                 POSITION WITH DEPOSITOR
------------------            ------------------------------------------------------------
John D. DesPrez III*          Chairman and Chief Executive Officer
James R. Boyle***             Director and President
Jonathan Chiel*               Executive Vice President and General Counsel
Thomas Borshoff*              Director
Ruth Ann Fleming*             Director
James D. Gallagher*           Director and Executive Vice President
Scott S. Hartz***             Director, Executive Vice President, and Chief Investment
                              Officer - U.S. Investments
Bradford J. Race Jr.*         Director
Rex E. Schlaybaugh, Jr.*      Director
John G. Vrysen*               Director and Senior Vice President
Warren A. Thomson**           Senior Executive Vice President
Robert T. Cassato*            Executive Vice President
Marc Costantini*              Executive Vice President
Steven A. Finch***            Executive Vice President
Marianne Harrison+            Executive Vice President
Peter Levitt**                Executive Vice President and Treasurer
Katherine  MacMillan**        Executive Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                         EFFECTIVE AS OF APRIL 30, 2010



NAME AND PRINCIPAL
BUSINESS ADDRESS                                 POSITION WITH DEPOSITOR
------------------            ------------------------------------------------------------
Stephen R. McArthur**         Executive Vice President
Hugh McHaffie*                Executive Vice President
Bob Diefenbacher+             Senior Vice President
Carol Nicholson Fulp*         Senior Vice President
Peter Gordon***               Senior Vice President
Allan Hackney*                Senior Vice President and Chief Information Officer
Naveed Irshad**               Senior Vice President
Gregory Mack*                 Senior Vice President
Ronald J. McHugh*             Senior Vice President
Lynn Patterson*               Senior Vice President and Chief Financial Officer
Craig R. Raymond*             Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*               Senior Vice President
Alan R. Seghezzi***           Senior Vice President
Bruce R. Speca*               Senior Vice President
Tony Teta***                  Senior Vice President
Brooks Tingle***              Senior Vice President
Emanuel Alves*                Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***        Vice President
Roy V. Anderson*              Vice President
Arnold Bergman*               Vice President
Stephen J. Blewitt***         Vice President
Robert Boyda*                 Vice President
George H. Braun***            Vice President
Thomas Bruns*                 Vice President
William Burrow*               Vice President
Tyler Carr*                   Vice President
Joseph Catalano*              Vice President
Philip Clarkson+              Vice President
Brian Collins+                Vice President
Art Creel*                    Vice President
George Cushnie**              Vice President
John J. Danello*              Vice President
Willma Davis***               Vice President
Peter de Vries**              Vice President
Anthony J. Della Piana***     Vice President
Brent Dennis***               Vice President
Robert Donahue++              Vice President
Lynn L. Dyer***               Vice President, Counsel, and Chief Compliance Officer - U.S.
                              Investments
John Egbert*                  Vice President
David Eisan++                 Vice President
Edward Eng**                  Vice President
Paul Gallagher+++             Vice President
Wayne A. Gates++              Vice President
Ann Gencarella***             Vice President
Richard Harris**              Vice President and Appointed Actuary
John Hatch*                   Vice President
Dennis Healy+                 Vice President
Kevin Hill***                 Vice President
E. Kendall Hines***           Vice President
Eugene Xavier Hodge, Jr.***   Vice President
James C. Hoodlet***           Vice President
Terri Judge+                  Vice President
Roy Kapoor**                  Vice President
Mitchell Karman***            Vice President, Chief Compliance Officer, and Counsel
Frank Knox*                   Vice President, Chief Compliance Officer - Retail
                              Funds/Separate Accounts

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                         EFFECTIVE AS OF APRIL 30, 2010



NAME AND PRINCIPAL
BUSINESS ADDRESS                                 POSITION WITH DEPOSITOR
------------------            ------------------------------------------------------------
Jonathan Kutrubes*            Vice President
Cynthia Lacasse***            Vice President
Denise Lang**                 Vice President
Robert Leach*                 Vice President
David Longfritz*              Vice President
Nathaniel I. Margolis***      Vice President
John Maynard+                 Vice President
Steven McCormick**            Vice President
Janis K. McDonough***         Vice President
Scott A. McFetridge***        Vice President
William McPadden***           Vice President
Peter J. Mongeau+             Vice President
Steven Moore**                Vice President
Curtis Morrison***            Vice President
Colm D. Mullarkey***          Vice President
Tom Mullen*                   Vice President
Scott Navin***                Vice President
Nina Nicolosi*                Vice President
James O'Brien+                Vice President
Frank O'Neill*                Vice President
Jacques Ouimet+               Vice President
Gary M. Pelletier***          Vice President
Steven Pinover*               Vice President
David Plumb+                  Vice President
Krishna Ramdial*              Vice President, Treasury
S. Mark Ray***                Vice President
Jill Rebman**                 Vice President
Mark Rizza*                   Vice President
Ian R. Roke*                  Vice President
Andrew Ross**                 Vice President
Thomas Samoluk*               Vice President
Martin Sheerin+               Vice President
Gordon Shone*                 Vice President
Jonnie Smith****              Vice President
Yiji S. Starr*                Vice President
Gaurav Upadhya**              Vice President
Karen Walsh*                  Vice President
Joseph P. Welch+              Vice President
Jeffery Whitehead*            Vice President and Controller
Henry Wong***                 Vice President
Randy Zipse***                Vice President



*    Principal business office is 601 Congress Street, Boston, MA 02210



**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



***  Principal business office is 197 Clarendon Street, Boston, MA 02117



**** Principal business office is 164 Corporate Drive Portsmouth, NH 03801



+    Principal business office is 200 Berkeley Street, Boston, MA 02116



++   Principal business office is 380 Stuart Street, Boston, MA 02116



+++  Principal business office is 200 Clarendon Street, Boston, MA 02116


Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2009 appears below:

                            MANULIFE FINANCIAL CORPORATION
              PRINCIPAL SUBSIDIARIES -POST-MERGER DECEMBER 31, 2009

FOR EXTERNAL USE


                                                       __________________
                                                      |                  |
                                                      |Manulife Financial|
                                                      |    Corporation   |
                                                      |     (Canada)     |
                                                      |__________________|
                                                               |
                                                               |........................................................
                                                               |                                                       .
                                                       ________|_________                                         _____._______
                                                      |                  |                                       |             |
                                                      | The Manufacturers|                                       |John Hancock |
                                                      |  Life Insurance  |                                       | Reassurance |
                                                      |      Company     |                                       |Company, Ltd.|
                                                      |     (Canada)     |                                       | (Bermuda)   |
                                                      |__________________|                                       |_____________|
                                                               |
                                                               |
                                                               |-----------------------------------------------------------------
                                                               |                                                                 |
 ______________________________________________________________|______________________                                           |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|    ___________   |   ____________   |     ______________   .  |   _______________   |   ____________                           |
|   |           |  |  |            |  |    |              |  .  |  |               |  |  |            |                          |
|   |    NAL    |  |  | MFC Global |  |    |   Manulife   |  .  |  |    Manulife   |  |__|    MLI     |                          |
|   | Resources |  |  | Investment |  |    |   Insurance  |  .  |  |    Holdings   |     | Resources  |                          |
|---|Management |  |--| Management |  |    |  (Thailand)  |  .  |__|    (Bermuda)  |     |    Inc.    |                          |
|   |  Limited  |  |  |  (U.S.A.)  |  |    |    Public    |...     |     Limited   |     | (Alberta)  |                          |
|   | (Canada)  |  |  |   Limited  |  |    |    Company   |98.25%__|    (Bermuda)  |     |____________|                          |
|   |___________|  |  |  (Canada)  |  |    |    Limited   |     |  |_______________|           .                                 |
|                  |  |____________|  |    |  (Thailand)  |     |                              .                                 |
|                  |                  |    |______________|     |                              ......................            |
|                                                 |             |                              .                    .            |
|                  |                  |           |99.9999%     |                              .                    . 45.76%     |
|    __________    |   ____________   |     ______|_______      |   _______________       _____.______          ____.________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |        |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     |  Manulife  |        |   Manulife  |   |
|   |  Bank of |   |  |    Fund    |  |    |     Asset    |     |--|  P&C Limited  |     |    Life    |    ----|   Holdings  |   |
|---|  Canada  |   |--| Management |  |    |  Management  |     |  |  (Barbados)   |     |  Insurance |   |    |    Berhad*  |   |
|   | (Canada) |   |  |  (Europe)  |  |    |  (Thailand)  |     |  |_______________|     |   Company  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |    Company   |     |                        |   (Japan)  |   |    |_____________|   |
|                  |  |  (England) |  |    |    Limited   |     |                        |____________|   |                      |
|                  |  |____________|  |    |  (Thailand)  |     |                              |          |                      |
|                  |        |         |    |______________|     |                              |          |                      |
|                           |         |                         |                              |          |                      |
|    __________    |   _____|______   |     ______________      |   _______________       _____|______    |     _____________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |   |    |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     | MFC Global |   |    |   Manulife  |   |
|   |  Canada  |   |  | Investment |  |----|   (Vietnam)  |     |--|      Life     |     | Investment |   |----|   Insurance |   |
|---|   Ltd.   |   |--| Management |  |    |    Limited   |     |  |  Reinsurance  |     | Management |   |    |    Berhad   |   |
|   | (Canada) |   |  |  (Europe)  |  |    |   (Vietnam)  |     |  |    Limited    |     |   (Japan)  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |______________|     |  |   (Barbados)  |     |   Limited  |   |    |_____________|   |
|                  |  |  (England) |  |           |             |  |_______________|     |   (Japan)  |   |                      |
|                  |  |___________ |  |           |             |                        |____________|   |     ______________   |
|                  |                  |           |             |                                         |    |              |  |
|                  |                  |           |             |                                         |    |Manulife Asset|  |
|    ___________   |   ____________   |     ______|_______      |   _______________                       |    |  Management  |  |
|   |           |  |  |            |  |    |              |     |  |               |                       ----|  (Malaysia)  |  |
|   |   First   |  |  |  Berkshire |  |    |   Manulife   |     |  |   Manulife    |                           |    Sdn Bhd   |  |
|   |   North   |  |  |  Insurance |  |    |    Vietnam   |     |  | International |                           |  (Malaysia)  |  |
|---| American  |  |--|  Services  |  |    |     Fund     |      --|   Holdings    |                           |______________|  |
|   | Insurance |  |  |    Inc.    |  |    |  Management  |        |    Limited    |                                             |
|   |  Company  |  |  |  (Ontario) |  |    |    Company   |        |   (Bermuda)   |                                             |
|   | (Canada)  |  |  |____________|  |    |    Limited   |        |_______________|                                             |
|   |___________|  |        |         |    |   (Vietnam)  |               |                                                      |
|                  |        |         |    |______________|               |--------------------                                  |
|                  |        |         |                                   |                    |                                 |
|    ___________   |   _____|______   |     _____________           ______|________       _____|______                           |
|   |           |  |  |            |  |    |              |        |               |     |            |                          |
|   |    FNA    |  |  |     JH     |  |    |   Manulife   |        |   Manulife    |     |  Manulife  |                          |
|---| Financial |  |  | Investments|  |----|  (Singapore) |        |(International)|     |    Asset   |                          |
|   |   Inc.    |  |  | (Delaware) |  |    |   Pte. Ltd.  |        |    Limited    |     | Management |                          |
|   | (Canada)  |  |  |     LLC    |  |    |  (Singapore) |        |   (Bermuda)   |     |   (Asia)   |                          |
|   |___________|  |  | (Delaware) |  |    |______________|        |_______________|     |   Limited  |                          |
|         |        |  |____________|  |                                   |              | (Barbados) |                          |
|         |        |                  |                                   | 51%          |____________|                          |
|         |        |                  |                                   |                    |                                 |
|    _____|_____   |   ____________   |     ______________          ______|________       _____|______                           |
|   |           |  |  |            |  |    |              |        |               |     |            |                          |
|   | Elliott & |  |  |  Manulife  |  |    |   Manulife   |        |   Manulife-   |     |  Manulife  |                          |
|   |   Page    |  |  | Securities |  |    |     Asset    |        |   Sinochem    |     |    Asset   |                          |
|   |  Limited  |  |--| Investment |  |    |  Management  |        |     Life      |     | Management |                          |
|   | (Ontario) |  |  |  Services  |  |----|  (Singapore) |        | Insurance Co. |     | (Hong Kong)|                          |
|   |___________|  |  |    Inc.    |  |    |     Pte.     |        | Ltd. (China)  |     |   Limited  |                          |
|                  |  |  (Canada)  |  |    |     Ltd.     |        |_______________|     | (Hong Kong)|                          |
|                  |  |____________|  |    |  (Singapore) |                              |____________|                          |
|                  |                  |    |______________|                                    |                                 |
|                  |                  |                                                        |                                 |
|    ___________   |   ____________   |     ______________                                _____|_______                          |
|   |           |  |  |            |  |    |              |                              |             |                         |
|   |    EIS    |  |  |  Manulife  |  |    |      The     |                              |  Manulife   |                         |
|   | Services  |  |  | Securities |  |    | Manufacturers|                              |    Asset    |                         |
 ---| (Bermuda) |   --|Incorporated|  |----|     Life     |                              | Management  |                         |
    |  Limited  |     |  (Ontario) |  |    | Insurance Co.|                              |(Taiwan) Co.,|                         |
    | (Bermuda) |     |____________|  |    |   (Phils.),  |                              |    Ltd.     |                         |
    |___________|                     |    |     Inc.     |                              |  (Taiwan)   |                         |
                                      |    | (Philippines)|                              |_____________|                         |
                                      |    |______________|                                                                      |
                                      |                                                                                          |
                                      |     _______________                                                                      |
                                      |    |               |                                                                     |
                                      |    |  PT Asuransi  |                                                                     |
                                      |    | Jiwa Manulife |                                                                     |
                                       ----|  Indonesia (1)|                                                                     |
                                        95%|  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                   .                                                                             |
                                                   .                                                                             |
                                            _______._______                                                                      |
                                           |               |                                                                     |
                                           |  PT Manulife  |                                                                     |
                                           |     Aset      |                                                                     |
                                           |   Manajemen   |                                                                     |
                                           |   Indonesia   |                                                                     |
                                           |  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                        -----------------------------------------------------------------------------------------
                                       |
                                       |
                                _______|_____
                               |              |
                               |   Manulife   |
                               |   Holdings   |
                               |   (Alberta)  |
                               |    Limited   |
                               |   (Alberta)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               | John Hancock |
                               |   Holdings   |
                               |  (Delaware)  |
                               |      LLC     |
                               |  (Delaware)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               |      The     |
                               | Manufacturers|
                               |  Investment  |
                               |  Corporation |
                               |  (Michigan)  |
                               |______________|
                                      |
                                      |----------------------------------------------------------------------------
                                ______|_______                                           ____|______        _______|_________
                               |              |                                         |           |      |                 |
                               | John Hancock |                                         |  Manulife |      |  John Hancock   |
                               |     Life     |                                         |Reinsurance|      | International,  |
                          -----|   Insurance  |-----------------------                  |  Limited  |      |      Inc.       |
                         |     |    Company   |                       |                 | (Bermuda) |      | (Massachusetts) |
                         |     |   (U.S.A.)   |                       |                 |___________|      |_________________|
                         |     |  (Michigan)  |                       |                                            |
                         |     |______________|                       |                                            | 50%
                         |                                            |                                     _______|_________
                         |                                            |                                    |                 |
                         |      _______________               ________|_______                             |  John Hancock   |
                         |     |               |             |                |                            |   Tianan Life   |
                         |     | John Hancock  |             |  John Hancock  |                            |Insurance Company|
                         |     | Life & Health |       ------|Subsidiaries LLC|                            |     (China)     |
                         |-----|   Insurance   |      |      |   (Delaware)   |                            |_________________|
                         |     |    Company    |      |      |________________|
                         |     |(Massachusetts)|      |
                         |     |_______________|      |
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |  John Hancock  |
                         |-----| Distributors |       |      |    Financial   |
                         |     |      LLC     |       |------|  Network, Inc. |
                         |     |  (Delaware)  |       |      | (Massachusetts)|
                         |     |______________|       |      |________________|
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      | Hancock Natural|
                         |     |     Life     |       |------| Resource Group,|
                         |-----|   Insurance  |       |      | Inc. (Delaware)|
                         |     |    Company   |       |      |________________|
                         |     |  of New York |       |
                         |     |  (New York)  |       |
                         |     |______________|       |
                         |            |               |
                         |            | 38%           |
                         |      ______|_______        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |   Declaration  |
                          -----|  Investment  |       |------|  Management &  |
                           57% |  Management  |       |      |  Research LLC  |
                               | Services, LLC|       |      |   (Delaware)   |
                               |  (Delaware)  |       |      |________________|
                               |______________|       |
                                     /.\ 5%           |
                                      .               |       ________________
                                      .               |      |                |
                                      .               |      |  The Berkeley  |
                                      .                ------|    Financial   |
                                      .                      |    Group LLC   |
                                      .......................|   (Delaware)   |
                                                             |________________|
                                                                     .
                                                                     .
                                                              _______.________
                                                             |                |
                                                             |  John Hancock  |
                                                             |    Funds LLC   |
                                                             |   (Delaware)   |
                                                             |________________|

........ Indirect Control
_______ Direct Control

Prepared by: Corporate Tax
Date: March 23, 2010

(1) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.


As of FEBRUARY 28, 2010, there were 120,827 qualified contracts and 80,947 non-qualified contracts of the series offered hereby outstanding.


Item 28. Indemnification.

     Article XII of the Restated Articles of Redomestication of the Company provides as follows:

     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter

John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X      Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T      Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter


     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116

     (c)  None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

          John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

     (c)  Undertakings Pursuant to Item 32 of Form N-4.

          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of this 30th day of April, 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ John D. DesPrez III
    --------------------------------------------
    John D. DesPrez III
    Chairman & Chief Executive Officer


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ John D. DesPrez III
    --------------------------------------------
    John D. DesPrez III
    Chairman & Chief Executive Officer

                                   SIGNATURES

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor as of this 30th day of April, 2010.

Signature                                                    Title
---------                               -----------------------------------------------


/s/ John D. DesPrez III                 Chairman & Chief Executive Officer
-------------------------------------   (Principal Executive Officer)
John D. DesPrez III


/s/ Lynne Patterson                     Senior Vice President & Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                Vice President & Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


                  *                     Director
-------------------------------------
Thomas Borshoff


                  *                     Director
-------------------------------------
James R. Boyle


                  *                     Director
-------------------------------------
Ruth Ann Fleming


                  *                     Director
-------------------------------------
James D. Gallagher


                  *                     Director
-------------------------------------
Scott S. Hartz


                  *                     Director
-------------------------------------
Bradford J. Race, Jr.


                  *                     Director
-------------------------------------
Rex Schlaybaugh, Jr.


                  *                     Director
-------------------------------------
John Vrysen


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

ITEM NO.                           DESCRIPTION
--------    --------------------------------------------------------
24(b)(10)   Consent of independent registered public accounting firm

24(b)(15)   Powers of Attorney